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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices)          (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 10/31
Date of reporting period: 10/31/09

Item 1 — Reports to Shareholders

2009 ANNUAL REPORT

Janus Bond & Money Market Funds

Bond
Janus Flexible Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund

Money Market
Janus Money Market Fund
Janus Government Money Market Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Bond & Money Market Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	5
Management Commentaries and Schedules of Investments
Janus Flexible Bond Fund	6
Janus High-Yield Fund	18
Janus Short-Term Bond Fund	30
Janus Money Market Fund	41
Janus Government Money Market Fund	42
Statements of Assets and Liabilities – Bond Funds	46
Statements of Operations – Bond Funds	47
Statements of Changes in Net Assets – Bond Funds	48
Financial Highlights – Bond Funds	49
Statements of Assets and Liabilities – Money Market Funds	56
Statements of Operations – Money Market Funds	57
Statements of Changes in Net Assets – Money Market Funds	58
Financial Highlights – Money Market Funds	59
Notes to Schedules of Investments	60
Notes to Financial Statements	63
Report of Independent Registered Public Accounting Firm	82
Additional Information	83
Explanations of Charts, Tables and Financial Statements	84
Trustees and Officers	87

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. Over the past twelve months, we’ve seen extreme market volatility that has resulted in significant challenges for investors around the globe. Despite the recent turmoil, we have remained committed to our research-driven approach and long-term investment view. As a result, we have continued to deliver strong results relative to many of our peers.

For the one-year period ended October 31, 2009, 78% of Janus retail funds, Class J Shares, ranked within Lipper’s top two quartiles. Looking longer-term, 92% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2009. (Lipper rankings are based on total returns. See complete rankings on page 4.)

One Year Later

The global financial system continues to heal from the unprecedented downturn that began over a year ago in September 2008. While the recovery is far from complete, we believe that the various U.S. Government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have helped stem investor uncertainty. This has been reflected in narrowing credit spreads, rising equity prices and modestly improving economic activity throughout the world, not to mention better functioning capital and funding markets.

In the U.S., the S&P 500® Index gained nearly 10% during the 12-month period, helped by a more than 53% rally off of March lows. Non-U.S. equity markets delivered strong performance gaining more than 20% (MSCI All Country World ex-U.S. IndexSM) with emerging equity markets (MSCI EMF Index) rising nearly 52% in local currency terms.

In addition to the strong recovery by equity markets, credit markets posted impressive results. Credit spreads, or the difference between the yields on corporate bonds versus the yields on equivalent Treasury bonds, narrowed sharply after reaching historically wide levels in December 2008 amidst heightened risk aversion. The U.S. High Yield market (Barclays Capital U.S. Corporate High Yield Index) posted the strongest returns, gaining over 48%. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose roughly 37% during the period.

Commodity prices were mostly higher while the U.S. dollar weakened amid a move into higher yielding currencies and concern over a rising U.S. Government deficit. Despite the continuation of the strong equity market rally that began in March of this year, rising unemployment and the downtrend in the U.S. dollar remained key concerns for investors.

Looking Ahead

We believe the outlook for the U.S. economy lies in the hands of the U.S. consumer and his/her level of comfort with the prospects for sustained growth. We’ve seen a reduction in consumption and an increase in the savings rate brought on by the financial crisis. We expect these trends to continue for some time as the U.S. consumer focuses on improving his/her financial situation and the excesses of the past are worked through the system. We think this is positive for the long-term health of the economy, but remain cautious about the prospects for a full recovery in the short-term.

As in the past, we continue to stress the importance of strong security selection in delivering results for our investors. As fundamental researchers, our goal is to avoid those companies that we think will ultimately fail to emerge successfully from market turmoil and attempt to identify those companies going through positive fundamental transition. We believe the current environment provides us with a strong opportunity to demonstrate the benefits of our integrated research-intensive approach in both the equity and fixed income markets.

Increased savings and greater diversification, with an emphasis on fixed income and dividends, are likely to be a big theme for investors over the next few years. We continue to believe a balanced strategy may provide the

Janus Bond & Money Market Funds | 1

Continued

best opportunity for long-term success for our investors, and we remain committed to delivering strong long-term relative performance on your behalf.

We thank you for your business and your continued confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.335.2687 or download the file from janus.com/info. Read it carefully before investing or sending money.

The opinions are those of the authors as of October 31, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

2 | October 31, 2009

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (11/09)

Janus Bond & Money Market Funds | 3

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund
(Inception Date)

Janus Fund(1);Class J Shares (2/70)	Large-Cap Growth Funds	20	165/832	34	238/708	28	162/589	71	215/304	17	3/17	41	315/772

Janus Enterprise Fund(1)(2);Class J Shares (9/92)	Mid-Cap Growth Funds	40	194/491	24	102/432	9	32/358	91	158/173	36	13/36	27	122/463

Janus Orion Fund(1);Class J Shares (6/00)	Multi-Cap Growth Funds	11	49/462	13	45/370	3	9/308	N/A	N/A	20	38/192	59	246/420

Janus Research Fund(1)(2);Class J Shares (5/93)	Large-Cap Growth Funds	8	66/832	12	84/708	9	51/589	53	161/304	4	3/81	10	65/669

Janus Triton Fund(1)(2);Class J Shares (2/05)	Small-Cap Growth Funds	7	37/557	2	6/475	N/A	N/A	N/A	N/A	1	4/409	1	3/364

Janus Twenty Fund(1)*;Class J Shares (4/85)	Large-Cap Growth Funds	10	82/832	1	1/708	1	2/589	27	81/304	6	2/34	30	229/784

Janus Venture Fund(1)*;Class J Shares (4/85)	Small-Cap Growth Funds	8	40/557	33	156/475	22	86/392	76	162/213	10	1/10	21	26/128

Janus Global Life Sciences Fund(1);Class J Shares (12/98)	Global Healthcare/Biotechnology Funds	35	16/45	21	8/38	22	8/36	67	10/14	17	2/11	10	4/42

Janus Global Technology Fund(1);Class J Shares (12/98)	Global Science & Technology Funds	54	39/72	26	17/65	22	13/59	90	17/18	30	5/16	40	26/64

Janus Balanced Fund(1)(2);Class J Shares (9/92)	Mixed-Asset Target Allocation Moderate Funds	14	66/503	1	1/402	1	1/310	14	20/147	4	1/27	1	1/339

Janus Contrarian Fund(1);Class J Shares (2/00)	Multi-Cap Core Funds	65	517/798	43	277/658	5	22/507	N/A	N/A	18	41/227	18	41/227

Janus Research Core Fund(1)(2);Class J Shares (6/96)	Large-Cap Core Funds	6	53/907	47	354/759	16	100/627	28	101/367	3	6/201	61	499/823

Janus Growth and Income Fund(1)(2);Class J Shares (5/91)	Large-Cap Core Funds	3	20/907	43	323/759	27	168/627	48	173/367	8	6/78	47	383/823

INTECH Risk-Managed Core Fund(1);Class J Shares (2/03)	Multi-Cap Core Funds	87	688/798	75	493/658	61	305/507	N/A	N/A	48	184/388	48	184/388

Perkins Mid Cap Value Fund(2)(3);Class J Shares (8/98)	Mid-Cap Value Funds	28	70/249	3	5/205	5	8/161	2	1/58	3	1/48	1	1/48

Perkins Small Cap Value Fund(3);Class J Shares (10/87)	Small-Cap Core Funds	15	107/754	1	6/629	6	27/511	12	30/264	4	5/131	4	5/131

Janus Flexible Bond Fund(1)(2);Class J Shares (7/87)	Intermediate Investment Grade Debt Funds	32	171/546	7	28/443	9	31/382	15	30/211	10	2/19	7	33/481

Janus High-Yield Fund(1)(2);Class J Shares (12/95)	High Current Yield Funds	65	296/460	25	94/387	24	77/332	13	26/209	7	6/90	23	70/316

Janus Short-Term Bond Fund(1)(2);Class J Shares (9/92)	Short Investment Grade Debt Funds	29	73/258	2	4/215	3	5/177	13	12/94	20	5/24	5	12/244

Janus Global Opportunities Fund(1)(2);Class J Shares (6/01)	Global Funds	21	108/538	19	68/367	54	151/283	N/A	N/A	13	24/193	55	176/322

Janus Global Research Fund(1)(2);Class J Shares (2/05)	Global Funds	13	69/538	13	46/367	N/A	N/A	N/A	N/A	5	15/301	5	15/301

Janus Overseas Fund(1)(2);Class J Shares (5/94)	International Funds	1	6/1259	1	5/924	1	1/697	4	13/373	1	1/101	1	1/613

Janus Worldwide Fund(1)(2);Class J Shares (5/91)	Global Funds	39	209/538	65	238/397	76	214/283	96	140/146	39	7/17	50	283/566

Janus Smart Portfolio – Growth(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Growth Funds	9	54/651	6	31/540	N/A	N/A	N/A	N/A	4	16/502	4	16/502

Janus Smart Portfolio – Moderate(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Moderate Funds	7	32/503	1	3/402	N/A	N/A	N/A	N/A	3	10/370	3	10/370

Janus Smart Portfolio – Conservative(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Conservative Funds	17	72/445	4	14/362	N/A	N/A	N/A	N/A	2	5/320	2	5/320

(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.
(3)	Effective July 6, 2009, the Fund changed the name of its Investor Share Class to “Class J Shares.”

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for the share class shown only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

4 | October 31, 2009

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was October 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares of the Bond Funds only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares of certain Bond Funds only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares of certain Bond Funds only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares of the Bond Funds only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Bond Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Bond & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

Fund Snapshot
We seek to identify the best opportunities across fixed income markets using a bottom-up, fundamentally-driven process that is focused on credit-oriented investments. We believe a bottom-up, fundamentally-driven investment process that focuses on credit can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the 12-month period ended October 31, 2009, Janus Flexible Bond Fund’s Class J Shares returned 19.74%, compared to a 13.79% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. We approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

Free cash flow analysis – Free cash flow is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

Understanding management intentions — If management does everything right we receive our coupon/interest and principal at maturity. If they do not execute, they could push the company into bankruptcy courts, thus, putting us in a recovery value position, with values in the 30-40 cents on the dollar range. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

Evaluation of the downside — We believe a core tenet to making money is not losing it! The risk of being wrong is often greater than the reward for being right. Thus, we have to focus on the individual securities that we are purchasing, understanding the potential of each security that enters the Fund.

Our in-house research plays a crucial role in the management of the Fund. A key strength is our integrated research model, which harnesses the resources of our 14 fixed income and 35 equity analysts (includes co-portfolio managers).

Market Environment

Coming off the financial crisis of 2008, we have worked through numerous phases culminating in where we are today.

Early in the crisis, the obsession with zero (companies going bankrupt) led to incredible volatility and a reduction in risk-taking across all markets. Equities and corporate bonds declined in price to valuations not seen in decades. Investors pushed U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. Corporate bond spreads relative to Treasuries, meanwhile, skyrocketed to historic levels. In January, the flight-to-quality trade began to abate, as corporate spreads dropped and Treasury yields rose.

Risk assets started to rebound due to actions by global governments and central banks, which resulted in flooding the financial system with liquidity and in creating a myriad of programs to help with the recovery process. Signs of stability in the financial system helped facilitate the risk appetite in the markets. At the same time corporations were very aggressive in tackling their organizational structures with layoffs and significant cost cutting via wage reductions and a retreat on discretionary spending. As the economy stabilized, these aggressive cuts and disciplined cost management flowed directly into positive earnings, providing additional support to the market.

As confidence returned, risk-taking gained momentum in the markets. The improvement in risk-oriented securities continued to dominate the market through period end, as

6 | October 31, 2009

(unaudited)

high-yield corporate bonds were the best-performing group for the 12-month period overall. Investment grade corporates were the next best performing followed by long maturity government/credit indices. The Treasury yield curve dipped along all maturities with the largest yield decline at the short-end of the curve (prices move inversely to yield), but the resulting gains in Treasuries were modest relative to corporates. Short-term Treasuries were the worst relative performing fixed income indices during the period, although with slight gains as well. Aggregate indices posted double-digit gains driven by the strong performance in corporates. Commercial mortgage-backed securities (CMBS) also outperformed aggregate indices, while agency fixed-rated mortgage-backed securities (MBS) lagged modestly.

We’ve experienced a very low quality/high beta (volatility) rally in both the equity and credit markets. In general, the lower the quality and the riskier the business profile, the greater was the return during the period.

We are entering a very important phase in the markets where individual security selection will play a more important role in determining return profiles across both the equity and the fixed income markets.

Many of the businesses that have rallied the most are likely not well positioned for the current environment and in many cases may struggle. But, there are many businesses that will flourish in this environment.

Contributors to Performance

Our significant overweight and security selection with corporate bonds were the primary contributors to relative performance. Within corporate credit rating groups, our large overweight in BBB-rated credits and our 10% average exposure in non-index, high-yield bonds aided performance. Our underweights in Treasuries and U.S. agency debt and yield-curve positioning in both sectors were modest contributors as well.

Within corporate sectors, our overweight and security selection in industrial metals were the top contributors followed by our overweight in technology. Tyco Electronics, a technology holding, was our largest individual contributor. The global provider of electronic components saw its bonds post strong gains during the second half of the period. We feel management is focused on maintaining its BBB credit rating; we also believe the firm’s profits are going to beat expectations this year due to stronger-than-expected performance in its semiconductor business.

Kinder Morgan Energy Partners LP, a master limited partnership (MLP) focused on managing pipelines, was also a key contributor among individual credits. The MLP benefited from its stable cash flows and asset-heavy balance sheet. We consider Kinder Morgan to be the best managed company within its industry. We particularly like that the CEO’s compensation is met almost entirely through dividends, which we feel aligns his interests with bondholders. We also like management’s commitment to paying down debt.

Detractors from Performance

Our average underweight and eventual zero weighting in residential MBS were the largest detractors followed by our zero weighting in asset-backed securities and CMBS.

On a corporate sector basis, our holdings within banking and electric utilities were the largest detractors. Our bonds in Bank of America were the largest individual detractors. We held senior holdings in the bank, which underperformed its subordinated debt during the subsequent corporate bond rally. The government indicated that it would stand behind Bank of America, which gives us confidence the bank will survive and eventually prosper. We also believe the bank will create synergies with its 2008 acquisition of Merrill Lynch.

Our zero weighting in troubled insurer American International Group (AIG) also detracted from performance. The credits rallied strongly late in the period. We did not own AIG because we could not analyze their holdings due to lack of disclosure.

Outlook

We believe a mildly improving economy along with normally functioning credit markets is an attractive environment for corporate bonds, which we continue to emphasize. The fundamental transformation of the fixed income markets due to the 2008 financial crisis stresses the importance of credit in generating future returns. The conservatorship of Fannie Mae and Freddie Mac as well as the U.S. Government’s interest in the mortgage market have driven valuations in agency and mortgage debt to levels that do not meet our risk/reward criteria (skewed to the downside in our opinion). Given the additional yield offered in credit versus other sectors, we believe corporate bonds remain the most attractive segment of the fixed income markets, particularly when approached with a fundamental credit focus.

The investment team continues to debate the implications of deflationary and inflationary forces on the global economy and the direction of interest rates in the

Janus Bond & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

short-to-intermediate term. We are also watching the dollar closely as well as changes out of Washington D.C. and the implications for the financial markets. We believe that sustained economic growth and healthy risk-taking will be supportive of current valuations and could create new opportunities. We will continue to apply our disciplined process in seeking out the best risk-adjusted returns, mindful that volatility and uncertainty are going to be with us for awhile as we work through the healing process.

Thank you for entrusting your assets to us and your investment in Janus Flexible Bond Fund.

Janus Flexible Bond Fund At A Glance

Fund Profile
October 31, 2009

Weighted Average Maturity	6.3 Years
Average Effective Duration*	4.7 Years
30-day Current Yield**	4.15%
Weighted Average Fixed Income Credit Rating	A
Number of Bonds/Notes	271

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
October 31, 2009

AAA	23.7%
AA	4.7%
A	16.1%
BBB	34.8%
BB	11.1%
B	1.8%
Other	7.8%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of October 31, 2009

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 0.4% of total net assets.

8 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	19.52%	5.91%	6.27%	7.59%	0.81%	0.80%

MOP	13.84%	5.81%	6.22%	7.35%

Janus Flexible Bond Fund – Class C Shares

NAV	19.15%	5.22%	5.57%	6.92%	1.53%	1.53%

CDSC	18.00%	5.22%	5.57%	6.92%

Janus Flexible Bond Fund – Class I Shares	19.62%	5.93%	6.28%	7.59%	0.52%	0.52%

Janus Flexible Bond Fund – Class J Shares	19.62%	5.94%	6.29%	7.59%	0.74%	0.72%

Janus Flexible Bond Fund – Class R Shares	19.27%	5.47%	5.82%	7.19%	1.27%	1.27%

Janus Flexible Bond Fund – Class S Shares	19.37%	5.71%	6.06%	7.44%	1.02%	1.02%

Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	6.31%	7.42%**

Lipper Quartile – Class J Shares	2nd	1st	1st	1st

Lipper Ranking – based on total return for Intermediate Investment Grade Debt Funds	171/546	31/382	30/211	2/19

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

Janus Bond & Money Market Funds | 9

Janus Flexible Bond Fund (unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund’s Class J Shares’ total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Flexible Bond Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Flexible Bond Fund (the “JAD predecessor fund”) into corresponding shares of Janus Flexible Bond Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Flexible Bond Fund. Performance shown for periods prior to July 6, 2009 reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987

**	The Barclays Capital U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

10 | October 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,058.70	$2.66

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,056.10	$5.22

Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,059.60	$1.60

Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,090.80	$3.74

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,058.10	$4.13

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,058.90	$3.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

†	Expenses are equal to the annualized expense ratio of 0.80% for Class A Shares, 1.57% for Class C Shares, 0.48% for Class I Shares, 0.71% for Class J Shares, 1.24% for Class R Shares and 0.99% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Bond & Money Market Funds | 11

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Corporate Bonds – 70.4%
Advertising Services – 0.6%
$1,275,000	WPP Finance UK, 5.8750%, 6/15/14	$1,307,771
10,022,000	WPP Finance UK, 8.0000%, 9/15/14	11,118,547
		12,426,318
Aerospace and Defense – 0.4%
5,400,000	Meccanica Holdings U.S.A., 6.2500% 7/15/19 (144A)	5,809,169
3,000,000	Meccanica Holdings U.S.A., 6.2500% 1/15/40 (144A)	3,005,337
		8,814,506
Agricultural Chemicals – 0.2%
3,716,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	4,000,434
Automotive – Cars and Light Trucks – 0.7%
8,464,000	Daimler Finance North America LLC 6.5000%, 11/15/13	9,214,774
3,725,000	Daimler Finance North America LLC 8.5000%, 1/18/31	4,555,548
		13,770,322
Automotive – Medium and Heavy Duty Trucks – 0.6%
12,125,000	Volvo A.B. (U.S. Shares) 5.9500%, 4/1/15 (144A)	12,326,154
Beverages – Non-Alcoholic – 0.5%
5,065,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	5,547,765
2,769,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	3,163,627
1,608,000	Dr. Pepper Snapple Group, Inc. 7.4500%, 5/1/38	1,978,335
		10,689,727
Beverages – Wine and Spirits – 0.3%
6,123,000	Brown-Forman Corp., 5.0000%, 2/1/14	6,534,061
Brewery – 1.4%
6,600,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	7,435,230
6,595,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	7,685,246
10,410,000	Anheuser-Busch InBev Worldwide, Inc. 8.2000%, 1/15/39 (144A)	13,134,526
		28,255,002
Building – Residential and Commercial – 0.5%
3,050,000	D.R. Horton, Inc., 7.8750%, 8/15/11	3,210,125
4,295,000	MDC Holdings, Inc. 5.3750%, 12/15/14	4,375,591
3,050,000	Ryland Group, 5.3750%, 5/15/12	3,050,000
227,000	Toll Brothers Finance Corp. 5.9500%, 9/15/13	227,737
		10,863,453
Building Products – Cement and Aggregate – 0.9%
1,645,000	CRH America, Inc., 5.6250%, 9/30/11	1,737,150
3,205,000	CRH America, Inc., 6.9500%, 3/15/12	3,475,092
3,375,000	Holcim U.S. Finance. (U.S. Shares) 6.0000%, 12/30/19 (144A)	3,480,303
6,375,000	Holcim Capital Corp. (U.S. Shares) 6.8750%, 9/29/39 (144A)	6,613,890
2,585,000	Martin Marietta Materials, Inc. 6.6000%, 4/15/18	2,684,763
		17,991,198
Cable Television – 1.3%
$5,488,000	COX Communications, Inc. 4.6250% 1/15/10	5,523,912
4,981,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	5,240,371
1,650,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	2,066,990
3,011,000	Time Warner Cable, Inc. 6.7500%, 7/1/18	3,314,702
1,655,000	Time Warner Cable, Inc. 8.7500%, 2/14/19	2,041,287
3,170,000	Time Warner Cable, Inc. 8.2500%, 4/1/19	3,813,241
4,470,000	Time Warner Cable, Inc. 6.7500%, 6/15/39	4,734,262
		26,734,765
Casino Hotels – 0.2%
4,805,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14 (144A)	4,997,200
Casino Services – 0.6%
11,215,000	International Game Technology 7.5000%, 6/15/19	12,394,908
Cellular Telecommunications – 0.9%
6,275,000	America Movil S.A.B. de C.V. 5.0000%, 10/16/19 (144A)	6,134,484
4,095,000	Verizon Wireless Capital LLC 5.2500%, 2/1/12 (144A)	4,375,786
6,275,000	Verizon Wireless Capital LLC 7.3750%, 11/15/13 (144A)	7,253,329
		17,763,599
Chemicals – Diversified – 1.4%
7,345,000	Dow Chemicals Co. 7.6000%, 5/15/14	8,160,728
14,680,000	Dow Chemicals Co. 8.5500%, 5/15/19	16,759,026
3,087,000	E.I. du Pont de Nemours & Co. 5.0000%, 7/15/13	3,365,623
		28,285,377
Coatings and Paint Products – 0.5%
9,115,000	RPM International, Inc. 6.1250%, 10/15/19	9,151,387
Commercial Services – Finance – 0.4%
6,625,000	Western Union Co. 6.5000%, 2/26/14	7,492,789
Commercial Banks – 1.8%
7,840,000	American Express Bank FSB 5.5000%, 4/16/13	8,330,627
6,105,000	BB&T Corp. 5.7000%, 4/30/14	6,605,879
6,115,000	BB&T Corp. 6.8500%, 4/30/19	6,877,871
6,047,000	Credit Suisse New York 5.0000%, 5/15/13	6,454,743
6,940,000	Credit Suisse New York 5.5000%, 5/1/14	7,525,722
		35,794,842

See Notes to Schedules of Investments and Financial Statements.

12 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Computer Services – 0.3%
$6,680,000	Affiliated Computer Services, Inc. 4.7000%, 6/1/10	$6,713,400
Computers – Memory Devices – 0.6%
6,728,000	Seagate Technology 6.3750%,10/1/11	6,887,790
5,175,000	Seagate Technology 10.0000%, 5/1/14 (144A)	5,744,250
		12,632,040
Consulting Services – 0.1%
1,235,000	FTI Consulting Inc. 7.7500%, 10/1/16	1,241,175
Containers – Metal and Glass – 0.5%
1,741,000	Ball Corp. 7.1250%, 9/1/16	1,780,173
1,935,000	Ball Corp. 7.3750%, 9/1/19	1,978,538
3,600,000	Owens-Brockway Glass Container, Inc. 8.2500%, 5/15/13	3,671,999
2,470,000	Owens-Brockway Glass Container, Inc. 6.7500%, 12/1/14	2,463,825
		9,894,535
Cosmetics and Toiletries – 0.2%
1,380,000	Chattem, Inc. 7.0000%, 3/1/14	1,393,800
2,335,000	Estee Lauder Companies, Inc. 7.7500%, 11/1/13	2,702,646
		4,096,446
Cruise Lines – 0.2%
3,250,000	Royal Caribbean Cruises, Ltd. 8.0000%, 5/15/10	3,282,500
Dialysis Centers – 0.2%
3,985,000	DaVita, Inc. 6.6250%, 3/15/13	3,925,225
Diversified Banking Institutions – 5.6%
17,125,000	Bank of America Corp. 7.3750%, 5/15/14	19,174,194
5,560,000	Bank of America Corp. 5.4200%, 3/15/17	5,441,494
3,910,000	Bank of America Corp. 5.6500%, 5/1/18	3,951,958
9,310,000	Citigroup, Inc. 5.6250%, 8/27/12	9,645,300
15,825,000	Citigroup, Inc. 8.5000%, 5/22/19	18,497,937
2,745,000	Goldman Sachs Group, Inc. 3.6250%, 8/1/12	2,828,193
3,320,000	Goldman Sachs Group, Inc. 5.4500%, 11/1/12	3,572,360
5,505,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	6,052,004
6,075,000	Goldman Sachs Group, Inc. 6.1500%, 4/1/18	6,473,611
8,371,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	8,962,470
4,590,000	JPMorgan Chase & Co. 6.3000%, 4/23/19	5,037,562
15,295,000	Morgan Stanley 4.7500%, 4/1/14	15,340,900
$7,275,000	Morgan Stanley 5.6250%, 9/23/19	7,320,680
		112,298,663
Diversified Financial Services – 1.3%
3,450,000	General Electric Capital Corp. 4.8000%, 5/1/13	3,626,098
4,840,000	General Electric Capital Corp. 5.9000%, 5/13/14	5,297,128
17,181,000	General Electric Capital Corp. 6.0000%, 8/7/19	18,058,761
		26,981,987
Diversified Minerals – 1.6%
3,195,000	Teck Resources, Ltd. 7.0000%, 9/15/12	3,346,763
10,515,000	Teck Resources, Ltd. 9.7500%, 5/15/14	11,803,087
7,875,000	Teck Resources, Ltd. 5.3750%, 10/1/15	7,520,625
4,000,000	Teck Resources, Ltd. 10.7500%, 5/15/19	4,660,000
5,500,000	Teck Resources, Ltd. 6.1250%, 10/1/35	4,592,500
		31,922,975
Diversified Operations – 2.2%
2,215,000	Kansas City Southern Railway 13.0000%, 12/15/13	2,541,713
4,613,000	SPX Corp 7.6250%, 12/15/14	4,751,390
13,680,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	14,570,594
8,285,000	Tyco Electronics Group S.A. 5.9500%, 1/15/14	8,726,557
3,810,000	Tyco Electronics Group S.A. 6.5500%, 10/1/17	3,998,294
8,809,000	Tyco Electronics Group S.A. 7.1250%, 10/1/37	9,034,493
		43,623,041
Electric – Distribution – 0.1%
2,152,000	Oglethorpe Power Corp. 5.9500%, 11/1/39 (144A)	2,233,309
Electric – Generation – 0.8%
8,160,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	8,968,574
4,125,000	Allegheny Energy Supply Co. LLC 5.7500%, 10/15/19 (144A)	4,065,992
4,125,000	Allegheny Energy Supply Co. LLC 6.7500%, 10/15/39 (144A)	3,953,483
		16,988,049
Electric – Integrated – 1.6%
6,904,000	CMS Energy Corp. 6.3000%, 2/1/12	7,054,590
5,795,000	Monongahela Power Co. 6.7000%, 6/15/14	6,310,680
2,695,000	Pacific Gas & Electric Co. 4.8000%, 3/1/14	2,868,995
4,040,000	PPL Energy Supply LLC 5.7000%, 10/15/15	4,228,401

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 13

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Electric – Integrated – (continued)
$6,359,000	Southern California Edison Co. 7.6250%, 1/15/10	$6,446,137
5,664,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	6,147,524
		33,056,327
Electronic Components – Semiconductors – 1.2%
16,177,000	National Semiconductor Corp. 0.5490%, 6/15/10‡	15,927,308
4,205,000	National Semiconductor Corp. 6.1500%, 6/15/12	4,401,748
3,047,000	National Semiconductor Corp. 6.6000%, 6/15/17	3,081,635
		23,410,691
Electronic Connectors – 0.7%
14,850,000	Amphenol Corp. 4.7500%, 11/15/14	14,935,536
Electronics – Military – 1.5%
3,726,000	L-3 Communications Corp. 6.1250%, 7/15/13	3,753,945
6,375,000	L-3 Communications Corp. 6.1250%, 1/15/14	6,311,250
6,075,000	L-3 Communications Corp. 6.3750%, 10/15/15	5,999,063
13,875,000	L-3 Communications Corp. 5.2000%, 10/15/19 (144A)	14,011,974
		30,076,232
Enterprise Software/Services – 0.6%
6,404,000	BMC Software, Inc. 7.2500%, 6/1/18	6,894,105
4,000,000	CA, Inc. 6.1250%, 12/1/14	4,354,136
		11,248,241
Fiduciary Banks – 0.4%
7,140,000	Northern Trust Corp. 4.6250%, 5/1/14	7,662,955
Finance – Auto Loans – 1.1%
4,000,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	4,100,524
8,340,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	8,373,010
4,660,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	4,570,514
4,594,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	4,473,890
		21,517,938
Finance – Credit Card – 0.8%
3,725,000	American Express Co., 7.3000%, 8/20/13	4,183,451
3,545,000	American Express Co., 7.0000%, 3/19/18	3,917,984
6,925,000	American Express Co., 8.1250%, 5/20/19	8,287,334
		16,388,769
Finance – Investment Bankers/Brokers – 1.9%
11,060,000	Charles Schwab Corp. 4.9500%, 6/1/14	11,784,750
8,335,000	GMAC LLC 6.8750%, 9/15/11 (144A)	8,001,599
6,837,000	Jefferies Group, Inc., 8.5000%, 7/15/19	7,424,784
2,135,000	Jefferies Group, Inc., 3.8750%, 11/1/29	2,030,919
3,320,000	Lazard Group LLC, 7.1250%, 5/15/15	3,408,455
$6,235,000	Lazard Group LLC, 6.8500%, 6/15/17	6,312,133
		38,962,640
Finance – Other Services – 0.7%
5,185,000	Cantor Fitzgerald L.P. 7.8750%, 10/15/19 (144A)	5,221,036
8,405,000	CME Group, Inc. 5.7500%, 2/15/14	9,219,016
		14,440,052
Food – Meat Products – 0.2%
3,785,000	Smithfield Foods, Inc., 7.0000%, 8/1/11	3,652,525
Food – Miscellaneous/Diversified – 0.5%
2,895,000	Dole Food Co., Inc. 13.8750%, 3/15/14 (144A)	3,387,150
6,446,000	General Mills, Inc. 5.2500%, 8/15/13	6,994,767
		10,381,917
Gas – Distribution – 0.1%
1,669,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	1,577,205
Hotels and Motels – 0.9%
2,646,000	Hyatt Hotel Corp. 5.7500%, 8/15/15 (144A)	2,696,898
1,985,000	Hyatt Hotel Corp. 6.8750%, 8/15/19 (144A)	2,025,035
8,785,000	Marriott International, Inc. 4.6250%, 6/15/12	8,860,376
2,435,000	Marriott International, Inc. 5.6250%, 2/15/13	2,520,393
1,735,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	1,795,725
		17,898,427
Investment Management and Advisory Services – 0.9%
7,370,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	8,289,577
5,039,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	4,283,150
4,790,000	FMR LLC, 6.4500%, 11/15/39 (144A)§	4,808,547
		17,381,274
Life and Health Insurance – 1.4%
8,475,000	Prudential Financial, Inc. 3.6250%, 9/17/12	8,612,948
5,958,000	Prudential Financial, Inc. 4.7500%, 6/13/15	5,982,237
12,465,000	Prudential Financial, Inc. 7.3750%, 6/15/19	13,926,833
		28,522,018
Machinery – General Industrial – 0.3%
6,700,000	Roper Industries, Inc., 6.2500%, 9/1/19	7,030,210
Medical – Biomedical and Genetic – 0.4%
4,545,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	4,408,650
4,235,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	4,362,050
		8,770,700

See Notes to Schedules of Investments and Financial Statements.

14 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Medical – Generic Drugs – 0.9%
$8,890,000	Watson Pharmaceuticals, Inc. 5.0000%, 8/15/14	$9,121,113
9,040,000	Watson Pharmaceuticals, Inc. 6.1250%, 8/15/19	9,344,838
		18,465,951
Medical – Hospitals – 0.6%
3,655,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	3,764,650
3,919,000	HCA, Inc. 9.2500%, 11/15/16	4,095,355
3,695,000	HCA, Inc. 8.5000%, 4/15/19 (144A)	3,916,700
		11,776,705
Medical – Wholesale Drug Distributors – 0.4%
3,380,000	McKesson Corp. 6.5000%, 2/15/14	3,717,530
2,925,000	McKesson Corp. 7.5000%, 2/15/19	3,440,941
		7,158,471
Medical Labs and Testing Services – 1.3%
2,990,000	Laboratory Corp. of America Holdings 5.6250%, 12/15/15	3,088,831
12,965,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	13,711,240
8,335,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	9,298,184
		26,098,255
Medical Products – 1.2%
5,765,000	Carefusion Corp. 4.1250%, 8/1/12 (144A)	5,923,197
4,320,000	Carefusion Corp. 5.1250%, 8/1/14 (144A)	4,539,123
4,570,000	Carefusion Corp. 6.3750%, 8/1/19 (144A)	4,928,681
7,310,000	Hospira, Inc. 6.4000%, 5/15/15	8,123,421
		23,514,422
Metal – Copper – 0.9%
9,300,000	Freeport-McMoRan Copper & Gold, Inc. 8.2500%, 4/1/15	9,974,250
7,352,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	7,903,400
		17,877,650
Metal Processors and Fabricators – 0.1%
2,025,000	Timken Co. 6.0000%, 9/15/14	2,112,213
Multi-Line Insurance – 1.1%
8,530,000	MetLife, Inc. 6.7500%, 6/1/16	9,538,613
9,810,000	MetLife, Inc. 7.7170%, 2/15/19	11,616,394
		21,155,007
Multimedia – 0.2%
3,725,000	News America, Inc. 6.9000%, 8/15/39 (144A)	3,949,327
Non-Hazardous Waste Disposal – 1.1%
$4,125,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	4,269,375
5,475,000	Allied Waste North America, Inc. 7.2500%, 3/15/15	5,755,594
8,095,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	8,600,937
3,567,000	Waste Management, Inc. 7.3750%, 8/1/10	3,723,488
		22,349,394
Office Automation and Equipment – 0.2%
1,115,000	Xerox Corp., 5.6500%, 5/15/13	1,171,665
2,704,000	Xerox Corp., 8.2500%, 5/15/14	3,115,487
		4,287,152
Oil – Field Services – 0.2%
3,320,000	Weatherford International, Ltd. 9.6250%, 3/1/19	4,110,296
Oil and Gas Drilling – 0.9%
7,963,000	Nabors Industries, Inc. 9.2500%, 1/15/19	9,619,925
7,628,000	Rowan Companies, Inc. 7.8750%, 8/1/19	8,198,109
		17,818,034
Oil Companies – Exploration and Production – 1.6%
565,000	Anadarko Petroleum Corp. 5.7500%, 6/15/14	607,732
6,860,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16	7,357,337
885,000	Anadarko Petroleum Corp. 6.9500%, 6/15/19	994,528
6,308,000	Forest Oil Corp. 8.0000%, 12/15/11	6,481,470
3,150,000	Forest Oil Corp. 8.5000%, 2/15/14 (144A)	3,197,250
3,049,000	Kerr-McGee Corp. 6.8750%, 9/15/11	3,300,344
2,560,000	Newfield Exploration Co. 7.6250%, 3/1/11	2,643,200
3,350,000	Questar Market Resources 6.8000%, 3/1/20	3,503,809
1,317,000	Swift Energy Co. 7.6250%, 7/15/11	1,323,585
1,515,000	Talisman Energy, Inc. 7.7500%, 6/1/19	1,800,621
		31,209,876
Pharmacy Services – 0.8%
3,140,000	Express Scripts, Inc. 5.2500%, 6/15/12	3,344,942
8,280,000	Express Scripts, Inc. 6.2500%, 6/15/14	9,097,592
3,380,000	Express Scripts, Inc. 7.2500%, 6/15/19	3,920,979
		16,363,513
Pipelines – 3.3%
3,325,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	3,526,951
14,290,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	14,881,648

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 15

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Pipelines – (continued)
$2,105,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	$2,211,382
9,675,000	Kinder Morgan Energy Partners L.P. 6.9500%, 1/15/38	10,364,450
13,631,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	12,966,488
8,650,000	Midcontinent Express Pipeline LLC 5.4500%, 9/15/14 (144A)	8,748,714
8,650,000	Midcontinent Express Pipeline LLC 6.7000%, 9/15/19 (144A)	8,748,567
2,585,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	2,656,186
2,145,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	2,603,655
		66,708,041
Property Trust – 0.5%
9,100,000	WEA Finance LLC / WT Finance Australia Pty, Ltd., 5.7500% 9/2/15 (144A)	9,148,767
Reinsurance – 1.2%
13,930,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12 (144A)	14,664,014
6,391,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	6,938,766
2,092,000	Berkshire Hathaway Finance Corp. 4.6250%, 10/15/13	2,250,128
		23,852,908
REIT – Diversified – 0.6%
10,981,000	Duke Realty L.P. 7.3750%, 2/15/15	11,571,997
REIT – Health Care – 0.8%
7,330,000	HCP, Inc. 6.4500%, 6/25/12	7,571,172
8,005,000	Ventas Realty LP/Ventas Capital Corp. 6.5000%, 6/1/16	7,644,775
		15,215,947
REIT – Regional Malls – 0.2%
2,874,000	Simon Property Group L.P. 6.7500%, 5/15/14	3,092,453
REIT – Warehouse/Industrial – 0.2%
3,200,000	ProLogis, 7.3750%, 10/30/19	3,207,802
Resorts and Theme Parks – 0.3%
6,560,000	Vail Resorts, Inc. 6.7500%, 2/15/14	6,519,000
Retail – Apparel and Shoe – 1.0%
6,025,000	Limited Brands, Inc. 8.5000%, 6/15/19 (144A)	6,326,250
8,520,000	Limited Brands, Inc. 7.6000%, 7/15/37	7,305,900
5,705,000	Nordstrom, Inc. 6.7500%, 6/1/14	6,357,275
		19,989,425
Retail – Auto Parts – 0.8%
15,065,000	Autozone, Inc. 5.7500%, 1/15/15	16,133,997
Retail – Office Supplies – 0.1%
$1,385,000	Staples, Inc. 7.7500%, 4/1/11	1,488,472
Retail – Propane Distribution – 0.2%
3,810,000	Amerigas Partners L.P. 7.2500%, 5/20/15	3,752,850
Retail – Regional Department Stores – 1.1%
750,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	817,500
10,014,000	JC Penney Corp., Inc. 6.8750%, 10/15/15	10,114,140
2,950,000	JC Penney Corp., Inc. 5.7500%, 2/15/18	2,787,750
4,490,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	4,265,702
4,490,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	4,142,025
		22,127,117
Retail – Restaurants – 0.7%
6,954,000	Brinker International, 5.7500%, 6/1/14	6,874,043
6,000,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	6,381,270
		13,255,313
Special Purpose Entity – 0.3%
2,830,000	Petroplus Finance, Ltd. 6.7500%, 5/1/14 (144A)	2,646,050
2,089,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	1,890,545
2,303,000	Petroplus Finance, Ltd. 9.3750%, 9/15/19 (144A)	2,308,758
		6,845,353
Steel – Producers – 1.3%
4,460,000	ArcelorMittal, 5.3750%, 6/1/13	4,596,440
3,675,000	ArcelorMittal, 9.0000%, 2/15/15	4,242,677
4,650,000	ArcelorMittal, 6.1250%, 6/1/18	4,592,810
6,700,000	Reliance Steel & Aluminum, Co. 6.2000%, 11/15/16	6,693,441
6,951,000	Steel Dynamics, Inc. 8.2500%, 4/15/16 (144A)	6,985,755
		27,111,123
Super-Regional Banks – 0.5%
4,640,000	Capital One Financial Corp. 7.3750%, 5/23/14	5,266,326
3,985,000	National City Corp. 6.8750%, 5/15/19	4,301,927
		9,568,253
Telephone – Integrated – 1.1%
4,193,000	BellSouth Corp. 4.7500%, 11/15/12	4,490,762
16,925,000	Sprint Capital Corp. 7.6250%, 1/30/11	17,115,406
		21,606,168
Television – 1.1%
7,200,000	CBS Corp., 8.2000%, 5/15/14	8,018,806
12,840,000	CBS Corp., 8.8750%, 5/15/19	14,503,049
		22,521,855

See Notes to Schedules of Investments and Financial Statements.

16 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Transportation – Railroad – 0.3%
$2,710,124	CSX Corp., 8.3750%, 10/15/14	$3,153,175
1,675,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	1,608,000
970,000	Kansas City Southern de Mexico S.A. de C.V., 7.3750%, 6/1/14	916,650
		5,677,825
Vitamins and Nutrition Products – 0.3%
1,949,000	Mead Johnson Nutrition Co.-Series A 3.5000%, 11/1/14 (144A)§	1,956,971
2,296,000	Mead Johnson Nutrition Co.-Series A 4.9000%, 11/1/19 (144A)§	2,326,767
1,650,000	Mead Johnson Nutrition Co.-Series A 5.9000%, 11/1/39 (144A)§	1,704,401
		5,988,139
Wireless Equipment – 0.9%
1,525,000	American Tower Corp. 4.6250%, 4/1/15 (144A)	1,543,094
5,000,000	American Tower Corp. 7.0000%, 10/15/17	5,475,000
9,280,000	American Tower Corp. 7.2500%. 5/15/19 (144A)	10,184,800
		17,202,894

Total Corporate Bonds (cost $1,324,715,353)		1,411,865,009

Mortgage-Backed Securities – 0.9%
U.S. Government Agencies – 0.9%
	Fannie Mae:
4,965,000	2.8750%, 10/12/10	5,077,477
5,445,000	3.6250%, 8/15/11	5,710,291
1,450,000	5.3750%, 6/12/17	1,639,516
	Freddie Mac:
5,445,000	3.8750%, 6/29/11	5,722,549

Total Mortgage-Backed Securities (cost $17,561,909)		18,149,833

U.S. Treasury Notes/Bonds – 25.4%
	U.S. Treasury Notes/Bonds:
52,000,000	0.8750%, 1/31/11	52,247,831
9,265,000	0.8750%, 2/28/11	9,307,341
5,780,000	0.8750%, 3/31/11	5,805,738
19,750,000	0.8750%, 5/31/11	19,826,373
43,170,000	1.1250%, 6/30/11	43,485,357
41,945,000	1.0000%, 9/30/11	42,062,949
12,017,000	1.1250%, 1/15/12	12,037,657
25,871,000	4.6250%, 2/29/12	27,977,055
18,395,000	1.3750%, 5/15/12	18,475,478
2,907,000	4.7500%, 5/31/12	3,169,767
430,000	1.8750%, 6/15/12	437,021
19,115,000	1.5000%, 7/15/12	19,237,451
12,445,000	1.3750%, 9/15/12	12,445,971
6,255,611	0.6250%, 4/15/13ÇÇ	6,310,348
4,425,000	2.7500%, 10/31/13	4,568,467
29,045,000	1.7500%, 1/31/14	28,729,600
13,448,000	1.8750%, 2/28/14	13,353,447
3,245,000	1.7500%, 3/31/14	3,199,622
41,905,000	2.2500%, 5/31/14**	42,085,066
19,100,000	2.6250%, 6/30/14	19,465,593
12,875,000	2.6250%, 7/31/14	13,106,351
6,285,000	2.3750%, 8/31/14	6,316,915
26,169,000	2.3750%, 9/30/14	26,273,153
1,595,204	1.3750%, 7/15/18ÇÇ	1,602,307
$19,411,225	2.1250%, 1/15/19ÇÇ	20,662,337
17,214,000	2.7500%, 2/15/19	16,358,671
8,363,000	3.1250%, 5/15/19	8,183,982
7,835,000	3.6250%, 8/15/19	7,985,581
6,492,186	2.5000%, 1/15/29ÇÇ	6,986,203
2,993,000	4.2500%, 5/15/39	3,000,016
13,800,000	4.5000%, 8/15/39	14,416,695

Total U.S. Treasury Notes/Bonds (cost $504,148,427)		509,120,343

Money Market – 1.8%
36,298,891	Janus Cash Liquidity Fund LLC, 0% (cost $36,298,891)	36,298,891

Total Investments (total cost $1,882,724,580) – 98.5%		1,975,434,076

Liabilities, net of Cash, Receivables and Other Assets – 1.5%		30,210,168

Net Assets – 100%		$2,005,644,244

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$13,459,243	0.7%
Canada	34,886,998	1.8%
Cayman Islands	12,632,040	0.6%
Liberia	3,282,500	0.2%
Luxembourg	53,242,170	2.7%
Mexico	8,659,134	0.4%
Sweden	12,326,154	0.6%
Switzerland	18,090,761	0.9%
United Kingdom	12,426,318	0.6%
United States††	1,806,428,757	91.5%

Total	$1,975,434,075	100.0%

††	Includes Cash Equivalents (89.6% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 17

Janus High-Yield Fund (unaudited)

Fund Snapshot
We seek to identify high-yield corporate bonds from companies that are committed to improving their capital structure. We believe a bottom-up, fundamentally-driven investment process that is focused on key credit characteristics can generate risk-adjusted performance relative to our peers over time. Through our comprehensive research process, we seek to gain a research edge that will allow us to invest with conviction in the high-yield space.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the 12-month period ended October 31, 2009, Janus High-Yield Fund’s Class J Shares returned 35.34%, compared to a 48.10% return of its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index.

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. We approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

Free cash flow analysis – Free cash flow is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

Understanding management intentions — If management does everything right we receive our coupon/interest and principal at maturity. If they do not execute, they could push the company into bankruptcy courts, thus, putting us in a recovery value position, with values in the 30-40 cents on the dollar range. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

Evaluation of the downside – We believe a core tenet to making money is not losing it! The risk of being wrong is often greater than the reward for being right. Thus, we have to focus on the individual securities that we are purchasing, understanding the potential of each security that enters the Fund.

Our in-house research plays a crucial role in the management of the Fund. A key strength is our integrated research model, which harnesses the resources of our 14 fixed income and 35 equity analysts (includes co-portfolio managers).

Market Environment

Coming off the financial crisis of 2008, we have worked through numerous phases culminating in where we are today.

Early in the crisis, the obsession with zero (companies going bankrupt) led to incredible volatility and a reduction in risk-taking across all markets. Equities and corporate bonds declined in price to valuations not seen in decades. Investors pushed U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. Corporate bond spreads relative to Treasuries, meanwhile, skyrocketed to historic levels. In January, the flight-to-quality trade began to abate, as corporate spreads dropped and Treasury yields rose.

Risk assets started to rebound due to actions by global governments and central banks, which resulted in flooding the financial system with liquidity and in creating a myriad of programs to help with the recovery process. Signs of stability in the financial system helped facilitate the risk appetite in the markets. At the same time corporations were very aggressive in tackling their organizational structures with layoffs and significant cost cutting via wage reductions and a retreat on discretionary spending. As the economy stabilized, these aggressive cuts and disciplined cost management flowed directly into positive earnings, providing additional support to the market.

As confidence returned, risk-taking gained momentum in the markets. The improvement in risk-oriented securities continued to dominate the market through period end, as high-yield corporate bonds were the best-performing group for the 12-month period overall.

18 | October 31, 2009

(unaudited)

We’ve experienced a very low quality/high beta (volatility) rally in both the equity and credit markets. In general, the lower the quality and the riskier the business profile, the greater was the return during the period.

We are entering a very important phase in the markets where individual security selection will play a more important role in determining return profiles across both the equity and the fixed income markets. Many of the businesses that have rallied the most are likely not well positioned for the current environment and in many cases may struggle. But, there are many businesses that will flourish in this environment.

Detractors from Performance

Among the credit segments, our lack of exposure to CC credits was the largest detractor from relative performance followed by our overweight and security selection within B credits. Our average 6.5% exposure to non-index, investment grade corporate bonds also weighed on performance, as investment grade returns generally trailed high yield.

While we incrementally increased the Fund’s risk exposure during the period, we continued to avoid credits that we did not feel had strong fundamentals backing them. It was the highest risk names within the index that generated the highest returns. Added liquidity in the market gave these issuers a temporary boost. Longer term, we think our holdings will outperform.

In terms of corporate sectors, our underweights in consumer finance and life insurance and security selection in gaming were the primary detractors. Our lack of exposure to index holding Residential Capital LLC, which was spun out from GMAC and focuses on mortgage financing, was a detractor from relative performance, as the credit rallied over 200% during the period.

Our underweight and security selection in GMAC also detracted. We felt our exposure to the auto finance name was appropriate given the uncertainty of a government bailout, which we viewed as necessary for the company’s survival. Our investment philosophy is biased against binary risks such as this situation.

Contributors to Performance

Our underweight exposure in BB-rated credits and overweight in CCC credits were the largest contributors to relative performance. In corporate sectors, our security selection and overweights in technology and automotive were the largest contributors followed by our underweight and security selection in cable.

Within technology, our overweight and holdings in First Data Corp. were the largest contributors for the sector and the Fund overall. The processor of financial transactions saw its bonds return 85.1% in the period. We feel the company’s CEO, Michael Capellas, is improving both the company’s capital structure and organizational structure. Regarding the capital structure, we feel Mr. Capellas has several levers that he can pull in the next 6 to 12 months that would lead to a significant de-leveraging of the capital structure, which presently contains considerable debt the company incurred when it went private in 2007. The company also has a dominant position in its industry. We feel First Data is a good example of the type of companies that our investment process is designed to identify – a transforming balance sheet and management committed to reducing debt.

Our holdings and overweight in TRW Automotive Holdings Corp., a top tier auto supplier to Original Equipment Manufacturers, was the second largest contributor to performance in the Fund. The name had sold off previously, as investors feared bankruptcy potential with the bankruptcy filing of General Motors. However, having Volkswagen (VW) as TRW’s largest customer provided a substantial back-stop for bondholders, as conditions at VW were improving. We also reasoned that the government’s engagement in helping automakers would also be supportive of key auto suppliers like TRW. This change in sentiment helped the bonds rally significantly during the period. In addition, TRW benefited along with other auto suppliers due to recent production increases in Detroit.

Outlook

While recognizing the ongoing headwinds the U.S. economy faces, the strong performance of the credit markets and their return to more normal functioning following the credit crisis will likely lead to lower-than-forecasted default rates. A move lower in default rates would provide another tailwind for credits. Companies that should go bankrupt have access to funding and will likely be able to extend the duration of their businesses in some cases from two to four years.

We’ve adjusted holdings to reflect more credit risk in the Fund, but consider it smart risk. We’re not buying companies that we feel have questionable financing, but instead are sticking with those that are showing fundamental improvement. We feel that is the right way to invest based on the formidable economic headwinds that remain.

Janus Bond & Money Market Funds | 19

Janus High-Yield Fund (unaudited)

Thank you for entrusting your assets to us and for your investment in Janus High-Yield Fund.

Janus High-Yield Fund At A Glance

Fund Profile
October 31, 2009

Weighted Average Maturity	5.9 Years
Average Effective Duration*	3.8 Years
30-day Current Yield**	8.28%
Weighted Average Fixed Income Credit Rating	B+
Number of Bonds/Notes	242

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
October 31, 2009

BBB	3.9%
BB	30.1%
B	40.2%
CCC	16.6%
Other	9.2%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of October 31, 2009

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 0.8% of total net assets.

20 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	35.20%	5.06%	6.21%	7.37%	1.11%	1.04%

MOP	28.78%	4.04%	5.69%	7.00%

Janus High-Yield Fund – Class C Shares

NAV	35.34%	4.32%	5.47%	6.62%	1.71%	1.71%

CDSC	34.94%	4.32%	5.47%	6.62%

Janus High-Yield Fund – Class I Shares	35.15%	5.12%	6.25%	7.40%	0.70%	0.70%

Janus High-Yield Fund – Class J Shares	35.34%	5.16%	6.26%	7.41%	0.90%	0.90%

Janus High-Yield Fund – Class R Shares	35.34%	4.54%	5.70%	6.87%	1.45%	1.45%

Janus High-Yield Fund – Class S Shares	35.34%	4.81%	5.96%	7.13%	1.20%	1.20%

Barclays Capital U.S. Corporate High-Yield Bond Index	48.10%	6.13%	6.51%	6.54%

Lipper Quartile – Class J Shares	3rd	1st	1st	1st

Lipper Ranking – based on total return for High Current Yield Funds	296/460	77/332	26/209	6/90

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

For Class I Shares, Class J Shares, Class R Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Bond & Money Market Funds | 21

Janus High-Yield Fund (unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund’s Class J Shares’ total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus High-Yield Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser High-Yield Fund (the “JAD predecessor fund”) into corresponding shares of Janus High-Yield Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus High-Yield Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995

22 | October 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,126.30	$3.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,123.60	$5.87

Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,126.00	$2.27

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,205.30	$4.95

Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,123.30	$4.84

Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,125.50	$4.05

Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

†	Expenses are equal to the annualized expense ratio of 0.96% for Class A Shares, 1.71% for Class C Shares, 0.66% for Class I Shares, 0.89% for Class J Shares, 1.41% for Class R Shares and 1.18% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Bond & Money Market Funds | 23

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Bank Loans – 1.0%
Automotive – Cars and Light Trucks – 1.0%
$3,565,306	Ford Motor Co. 0%, 12/15/13(a),‡	$3,167,846
504,307	Ford Motor Co. 3.2500%, 12/15/13‡	448,087
7,701,960	Ford Motor Co. 3.2900%, 12/15/13‡	6,843,345
		10,459,278
Special Purpose Entity – 0%
280,000	Universal City Development 0%, 11/1/14(a),‡	280,000

Total Bank Loans (cost $7,487,415)		10,739,278

Corporate Bonds – 94.0%
Advertising Agencies – 0.3%
2,779,000	Interpublic Group of Cos., Inc. 10.0000%, 7/15/17 (144A)	2,987,425
Advertising Services – 1.0%
2,769,000	Visant Holding Corp., 7.6250%, 10/1/12	2,786,306
6,546,000	Visant Holding Corp., 8.7500%, 12/1/13	6,693,285
1,457,000	Visant Holding Corp. 10.2500%, 12/1/13‡	1,500,710
		10,980,301
Aerospace and Defense – 0.2%
1,675,000	Spirit Aerosystems, Inc. 7.5000%, 10/1/17 (144A)	1,662,438
Agricultural Chemicals – 0.3%
3,107,000	Terra Capital, Inc. 7.7500%, 11/1/19 (144A)	3,122,535
Airlines – 0.6%
1,667,000	American Airlines, Inc. 10.5000%, 10/15/12 (144A)	1,708,675
1,392,000	AMR Corp., 6.2500%, 10/15/14	1,131,000
1,111,000	Delta Air Lines, Inc. 9.5000%, 9/15/14 (144A)	1,133,220
1,110,000	Delta Air Lines, Inc. 12.2500%, 3/15/15 (144A)	1,048,950
2,225,000	UAL Corp., convertible 4.5000%, 6/30/21	1,663,188
		6,685,033
Apparel Manufacturers – 1.9%
2,743,000	Hanesbrands, Inc., 4.5925%, 12/15/14‡	2,468,700
5,560,000	Levi Strauss & Co., 9.7500%, 1/15/15	5,810,200
6,057,000	Levi Strauss & Co., 8.8750%, 4/1/16	6,178,140
6,826,000	Quiksilver, Inc., 6.8750%, 4/15/15	5,273,085
		19,730,125
Auction House – Art Dealer – 2.4%
17,508,000	KAR Auction Services, 8.7500%, 5/1/14	17,704,964
7,400,000	KAR Auction Services, 10.0000%, 5/1/15	7,585,000
		25,289,964
Automotive – Cars and Light Trucks – 1.4%
18,284,000	Ford Motor Co., 7.4500%, 7/16/31	14,992,880
Automotive – Truck Parts and Equipment – Original – 2.5%
$5,282,000	TRW Automotive, Inc. 7.0000%, 3/15/14 (144A)	4,912,260
8,806,000	TRW Automotive, Inc. 7.2500%, 3/15/17 (144A)	8,013,460
8,030,000	Tenneco, Inc., 10.2500%, 7/15/13	8,270,899
5,552,000	Tenneco, Inc., 8.6250%, 11/15/14	5,232,760
		26,429,379
Beverages – Non-Alcoholic – 0.3%
2,775,000	Cott Beverages USA, Inc. 8.0000%, 12/15/11	2,778,469
Building – Residential and Commercial – 0.7%
2,602,000	M/I Homes, Inc., 6.8750%, 4/1/12	2,445,880
5,556,000	Meritage Homes Corp. 6.2500%, 3/15/15	5,125,410
		7,571,290
Building and Construction Products – Miscellaneous – 1.0%
3,280,000	Associated Materials LLC 9.8750%, 11/15/16 (144A)§	3,362,000
3,971,000	Owens Corning, 9.0000%, 6/15/19	4,308,086
575,000	Ply Gem Industries, Inc. 9.0000%, 2/15/12	411,125
2,775,000	Ply Gem Industries, Inc. 11.7500%, 6/15/13	2,601,563
		10,682,774
Building Products – Wood – 0.4%
4,638,000	Boise Cascade LLC, 7.1250%, 10/15/14	3,849,540
Cable Television – 0.8%
4,442,000	Kabel Deutschland GmbH 10.6250%, 7/1/14	4,680,758
3,194,000	Mediacom Communications Corp. 9.1250%, 8/15/19 (144A)	3,297,805
		7,978,563
Casino Hotels – 3.8%
8,063,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14 (144A)	8,385,520
8,840,000	Boyd Gaming Corp., 7.1250%, 2/1/16	7,646,600
3,865,000	Harrah’s Operating Co., Inc. 10.0000%, 12/15/18 (144A)	2,937,400
2,228,000	Harrah’s Operating Escrow LLC 11.2500%, 6/1/17 (144A)	2,272,560
4,011,000	MGM Mirage 10.3750%, 5/15/14 (144A)	4,271,715
3,865,000	MGM Mirage 11.1250%, 11/15/17 (144A)	4,251,500
11,099,000	Wynn Las Vegas LLC 6.6250%, 12/1/14	10,544,049
		40,309,344
Cellular Telecommunications – 0.9%
10,280,000	Nextel Communications, Inc. 7.3750%, 8/1/15	9,110,650

See Notes to Schedules of Investments and Financial Statements.

24 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Chemicals – Diversified – 0.5%
$2,525,000	Solutia, Inc., 8.7500%, 11/1/17	$2,613,375
2,773,000	Innophos Holdings, Inc. 9.5000%, 4/15/12 (144A)	2,759,135
		5,372,510
Chemicals – Plastics – 0.2%
1,925,000	PolyOne Corp., 8.8750%, 5/1/12	1,944,250
Chemicals – Specialty – 2.2%
3,364,000	Ashland, Inc., 9.1250%, 6/1/17 (144A)	3,633,120
3,050,000	Ferro Corp., 6.5000%, 8/15/13	2,703,063
3,890,000	Huntsman International LLC 5.5000%, 6/30/16 (144A)	3,364,850
3,613,000	MacDermid, Inc. 9.5000%, 4/15/17 (144A)	3,414,285
6,200,000	Momentive Performance Materials, Inc. 9.7500%, 12/1/14	5,177,000
1,690,000	Momentive Performance Materials, Inc. 11.5000%, 12/1/16	1,267,500
36,000	Nalco Co., 7.7500%, 11/15/11	36,045
1,779,000	Nalco Co., 8.8750%, 11/15/13	1,832,370
1,669,000	Nalco Co., 8.2500%, 5/15/17 (144A)	1,752,450
		23,180,683
Coal – 0.9%
1,110,000	Arch Coal, Inc., 8.7500%, 8/1/16 (144A)	1,137,750
2,501,000	Arch Western Finance LLC 6.7500%, 7/1/13	2,413,465
5,650,000	Murray Energy Corp. 10.2500%, 10/15/15 (144A)	5,593,500
		9,144,715
Commercial Services – 0.8%
1,129,000	Iron Mountain, Inc., 6.6250%, 1/1/16	1,103,598
2,775,000	Iron Mountain, Inc., 8.3750%, 8/15/21	2,872,125
6,394,000	Live Nation, Inc., 2.8750%, 7/15/27	4,563,717
		8,539,440
Commercial Services – Finance – 1.1%
5,276,000	Cardtronics, Inc., 9.2500%, 8/15/13	5,355,140
6,112,000	Cardtronics, Inc., 9.2500%, 8/15/13	6,203,680
		11,558,820
Computer Services – 0.6%
2,664,000	Sungard Data Systems, Inc. 9.1250%, 8/15/13	2,710,620
3,330,000	Sungard Data Systems, Inc. 10.6250%, 5/15/15 (144A)	3,588,075
		6,298,695
Computers – Memory Devices – 0.4%
3,333,000	Seagate Technology 10.0000%, 5/1/14 (144A)	3,699,630
Consumer Products – Miscellaneous – 0.9%
2,694,000	Amscan Holdings, Inc., 8.7500%, 5/1/14	2,545,830
2,223,000	Jarden Corp., 8.0000%, 5/1/16	2,289,690
4,236,000	Jarden Corp., 7.5000%, 5/1/17	4,172,460
		9,007,980
Containers – Metal and Glass – 0.4%
$1,041,000	Ball Corp., 7.1250%, 9/1/16	1,064,423
1,151,000	Ball Corp., 7.3750%, 9/1/19	1,176,898
1,477,000	Owens-Brockway Glass Container, Inc. 7.3750%, 5/15/16 (144A)	1,491,769
		3,733,090
Containers – Paper and Plastic – 1.9%
1,700,000	Berry Plastics Escrow 8.2500%, 11/15/15 (144A)§	1,670,250
6,946,000	Graham Packaging Co. L.P./GPC Capital Corp., 9.8750%, 10/15/14	7,084,920
5,029,000	Graphic Packaging International, Inc. 9.5000%, 8/15/13	5,161,011
560,000	Plastipak Holdings, Inc. 10.6250%, 8/15/19 (144A)	613,200
830,000	Rock-Tenn Co. 9.2500%, 3/15/16 (144A)	888,100
4,796,000	Rock-Tenn Co. 9.2500%, 3/15/16	5,131,720
		20,549,201
Cosmetics and Toiletries – 0.5%
3,282,000	Chattem, Inc., 1.6250%, 5/1/14	3,265,590
2,219,000	Revlon Consumer Products Corp. 9.5000%, 4/1/11	2,196,810
		5,462,400
Data Processing and Management – 2.7%
8,333,000	First Data Corp., 9.8750%, 9/24/15	7,687,193
2,775,000	First Data Corp., 10.5500%, 9/24/15	2,483,625
20,302,000	First Data Corp. 11.2500%, 3/31/16**	18,271,799
		28,442,617
Dialysis Centers – 0.2%
1,945,000	DaVita, Inc., 6.6250%, 3/15/13	1,915,825
Direct Marketing – 0.6%
6,348,000	Affinion Group, Inc., 11.5000%, 10/15/15	6,633,660
Distribution/Wholesale – 0.9%
3,523,000	Ace Hardware Corp. 9.1250%, 6/1/16 (144A)	3,751,995
3,350,000	Nebraska Book Co. Inc., 10.0000%, 12/1/11 (144A)	3,375,125
3,074,000	Nebraska Book Co. Inc., 8.6250%, 3/15/12	2,612,900
		9,740,020
Diversified Minerals – 1.6%
8,618,000	Teck Resources, Ltd., 10.2500%, 5/15/16	9,932,245
6,113,000	Teck Resources, Ltd., 10.7500%, 5/15/19	7,121,645
		17,053,890
Diversified Operations – 0.6%
2,818,000	AMH Holdings, Inc., 11.2500%, 3/1/14‡	2,592,560
1,852,000	Kansas City Southern Railway 13.0000%, 12/15/13	2,125,170
1,371,000	Kansas City Southern Railway 8.0000%, 6/1/15	1,405,275
79,000	SPX Corp, 7.6250%, 12/15/14	81,370
		6,204,375
Diversified Operations – Commercial Services – 0.9%
9,809,000	ARAMARK Corp., 8.5000%, 2/1/15	9,907,090

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 25

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Electric – Generation – 0.8%
$2,225,000	AES Corp., 9.7500%, 4/15/16 (144A)	$2,425,250
6,361,000	AES Corp., 8.0000%, 10/15/17	6,392,805
		8,818,055
Electric – Integrated – 1.1%
5,558,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	5,641,370
6,248,000	CMS Energy Corp., 1.2344%, 1/15/13‡	5,685,518
		11,326,888
Electronic Components – Semiconductors – 1.9%
6,975,000	Avago Technologies US/ Avago Technologies Wireless 11.8750%, 12/1/15	7,637,625
4,115,000	National Semiconductor Corp. 6.1500%, 6/15/12	4,307,537
8,480,000	National Semiconductor Corp. 6.6000%, 6/15/17	8,576,392
		20,521,554
Electronics – Military – 1.3%
6,783,000	L-3 Communications Corp. 6.1250%, 7/15/13	6,833,872
1,750,000	L-3 Communications Corp. 6.1250%, 1/15/14	1,732,500
5,125,000	L-3 Communications Corp. 6.3750%, 10/15/15	5,060,938
		13,627,310
Finance – Auto Loans – 2.5%
13,999,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	14,350,808
2,647,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	2,596,170
5,297,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	5,158,510
2,505,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	2,435,596
2,225,000	Ford Motor Credit Co. LLC 8.7000%, 10/1/14	2,222,526
		26,763,610
Finance – Investment Bankers/Brokers – 1.5%
8,459,000	GMAC LLC, 6.8750%, 9/15/11 (144A)	8,120,640
8,889,000	GMAC LLC, 8.0000%, 11/1/31 (144A)	7,600,095
		15,720,735
Food – Meat Products – 1.1%
1,668,000	JBS USA LLC/JBS USA Finance, Inc. 11.6250%, 5/1/14 (144A)	1,847,310
4,196,000	National Beef Packing Co. LLC/ NB Finance Corp., 10.5000%, 8/1/11	4,206,490
2,780,000	Smithfield Foods, Inc. 10.0000%, 7/15/14 (144A)	2,919,000
3,057,000	Tyson Foods, Inc., 7.8500%, 4/1/16	3,133,425
		12,106,225
Food – Miscellaneous/Diversified – 2.5%
8,152,000	Del Monte Corp. 6.7500%, 2/15/15	8,131,620
2,217,000	Del Monte Corp. 7.5000%, 10/15/19 (144A)	2,250,255
$4,932,000	Dole Food Co., Inc. 8.7500%, 7/15/13	4,981,320
7,966,000	Dole Food Co., Inc. 13.8750%, 3/15/14 (144A)	9,320,220
1,659,000	Dole Food Co., Inc. 8.0000%, 10/1/16 (144A)	1,679,738
		26,363,153
Food – Retail – 0.3%
2,940,000	Stater Brothers Holdings 7.7500%, 4/15/15	2,903,250
Gambling – Non-Hotel – 1.4%
3,328,000	Isle of Capri Casinos, Inc. 7.0000%, 3/1/14	2,970,240
5,149,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	4,685,590
3,326,000	Pinnacle Entertainment, Inc. 8.2500%, 3/15/12	3,326,000
1,670,000	Pinnacle Entertainment, Inc. 8.6250%, 8/1/17 (144A)	1,661,650
1,593,000	Pokagon Gaming Authority 10.3750%, 6/15/14 (144A)	1,648,755
		14,292,235
Hotels and Motels – 0.5%
1,115,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 5/1/12	1,159,600
1,590,000	Starwood Hotels & Resorts Worldwide, Inc. 6.2500%, 2/15/13	1,582,050
2,450,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	2,535,750
		5,277,400
Independent Power Producer – 0.1%
1,472,000	AES China Generating Co., Ltd. 8.2500%, 6/26/10	1,434,605
Machine Tools and Related Products – 0.2%
2,219,000	Thermadyne Holdings Corp. 10.5000%, 2/1/14‡	1,941,625
Medical – Drugs – 0.2%
1,663,000	Valeant Pharmaceuticals International 8.3750%, 6/15/16 (144A)	1,700,418
Medical – Hospitals – 4.1%
5,864,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	6,039,920
3,280,000	HCA, Inc., 8.7500%, 9/1/10	3,337,400
2,800,000	HCA, Inc., 7.8750%, 2/1/11	2,856,000
14,780,000	HCA, Inc., 9.2500%, 11/15/16**	15,445,099
1,388,000	HCA, Inc., 9.8750%, 2/15/17 (144A)	1,492,100
4,950,000	IASIS Healthcare, 8.7500%, 6/15/14	5,073,750
1,814,000	Tenet Healthcare Corp., 7.3750%, 2/1/13	1,768,650
7,250,000	Tenet Healthcare Corp., 9.2500%, 2/1/15	7,521,875
		43,534,794
Medical – Outpatient and Home Medical Care – 0.1%
1,107,000	National Mentor Holdings, Inc. 11.2500%, 7/1/14	1,098,698
Medical Products – 0.7%
6,222,000	Biomet Inc., 11.6250%, 10/15/17	6,820,868

See Notes to Schedules of Investments and Financial Statements.

26 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Metal – Copper – 0.5%
$5,342,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	$5,742,650
Motion Pictures and Services – 0.5%
5,075,000	Lions Gate Entertainment, Inc. 10.2500%, 11/1/16 (144A)	4,973,500
Music – 0.7%
3,886,000	WMG Acquisition Corp. 9.5000%, 6/15/16 (144A)	4,148,305
3,200,000	WMG Holdings Corp. 9.5000%, 12/15/14‡	3,168,000
		7,316,305
Office Furnishings – Original – 0.2%
1,943,000	Interface, Inc., 11.3750% 11/1/13 (144A)	2,098,440
Office Supplies and Forms – 0.5%
5,000,000	ACCO Brands Corp. 10.6250%, 3/15/15 (144A)	5,350,000
Oil Companies – Exploration and Production – 4.2%
1,951,000	Chesapeake Energy Corp. 7.5000%, 9/15/13	1,980,265
5,075,000	Chesapeake Energy Corp. 7.0000%, 8/15/14	5,113,062
2,225,000	Concho Resources, Inc. 8.6250%, 10/1/17	2,291,750
4,444,000	Continental Resources 8.2500%, 10/1/19 (144A)	4,566,210
1,443,000	Forest Oil Corp. 8.5000% 2/15/14(144A)	1,464,645
2,262,000	Forest Oil Corp., 7.7500%, 5/1/14	2,233,725
1,110,000	Hilcorp Energy I L.P./Hilcorp Finance Co. 9.0000%, 6/1/16 (144A)	1,110,000
2,350,000	PetroHawk Energy Corp. 9.1250%, 7/15/13	2,432,250
1,724,000	Plains Exploration & Production Co. 7.7500%, 6/15/15	1,702,450
2,780,000	Plains Exploration & Production Co. 8.6250%, 10/15/19	2,786,950
1,382,000	Range Resources Corp. 7.3700%, 7/15/13	1,406,185
5,168,000	Quicksilver Resources, Inc. 8.2500%, 8/1/15	5,051,720
2,223,000	Quicksilver Resources, Inc. 11.7500%, 1/1/16	2,467,530
4,999,000	SandRidge Energy, Inc. 9.8750%, 5/15/16 (144A)	5,348,929
1,325,000	Swift Energy Co., 7.1250%, 6/1/17	1,205,750
3,658,000	Whiting Petroleum Corp. 7.2500%, 5/1/12	3,662,573
		44,823,994
Oil Field Machinery and Equipment – 0.1%
1,528,000	Dresser-Rand Group, Inc. 7.3750%, 11/1/14	1,508,900
Oil Refining and Marketing – 0.2%
2,389,000	Frontier Oil Corp., 8.5000%, 9/15/16	2,436,780
Paper and Related Products – 1.1%
$1,725,000	Boise Paper Holdings LLC 9.0000%, 11/1/17 (144A)	1,742,250
7,478,000	Georgia-Pacific LLC 7.1250%, 1/15/17(144A)	7,552,780
2,775,000	Newpage Corp. 11.3750%, 12/31/14 (144A)	2,768,063
		12,063,093
Physical Therapy and Rehabilitation Centers – 0.5%
4,492,000	HealthSouth Corp., 10.7500%, 6/15/16	4,873,820
Pipelines – 1.5%
788,000	Dynegy Holdings, Inc., 8.7500%, 2/15/12	799,820
1,375,000	El Paso Corp., 7.8750%, 6/15/12	1,410,327
1,487,000	El Paso Corp., 12.0000%, 12/12/13	1,702,615
6,759,000	El Paso Corp., 7.0000%, 6/15/17	6,761,433
5,277,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	5,019,746
		15,693,941
Private Corrections – 0.2%
2,520,000	The Geo Group, Inc. 7.7500%, 10/15/17 (144A)	2,557,800
Publishing – Books – 0.4%
3,632,000	Cengage Learning Acquisitions, Inc. 10.5000%, 1/15/15 (144A)	3,432,240
1,215,000	Cengage Learning Acquisitions, Inc. 13.2500%, 7/15/15 (144A)‡	1,142,100
		4,574,340
Publishing – Newspapers – 0.8%
8,888,000	Block Communications, Inc. 8.2500%, 12/15/15 (144A)	8,754,680
Publishing – Periodicals – 0.4%
1,668,000	Nielson Finance Co. LLC 11.6250%, 2/1/14	1,780,590
2,220,000	Nielson Finance Co. LLC 11.5000%, 5/1/16	2,358,750
		4,139,340
Racetracks – 0.1%
510,000	Speedway Motorsports, Inc. 8.7500%, 6/1/16 (144A)	532,950
REIT – Health Care – 0.3%
3,064,000	Senior Housing Properties Trust 8.6250%, 1/15/12	3,125,280
Rental Auto/Equipment – 0.5%
4,996,000	Hertz Corp., 10.5000% 1/1/16	5,208,330
Resorts and Theme Parks – 0.5%
5,578,000	Vail Resorts, Inc., 6.7500%, 2/15/14	5,543,138
Retail – Apparel and Shoe – 1.5%
9,306,000	Burlington Coat Factory Warehouse Corp. 11.1250%, 4/15/14	9,608,445
1,111,000	Limited Brands, Inc., 6.9000%, 7/15/17	1,058,228
5,832,000	Limited Brands, Inc., 7.6000%, 7/15/37	5,000,940
		15,667,613
Retail – Arts and Crafts – 1.5%
16,590,000	Michael’s Stores, Inc., 11.3750%, 11/1/16	16,050,825

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 27

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Retail – Automobile – 0.1%
$1,071,000	Penske Auto Group, Inc. 7.7500%, 12/15/16	$1,033,515
Retail – Computer Equipment – 0.6%
6,362,000	GameStop Corp., 8.0000%, 10/1/12	6,560,813
Retail – Drug Store – 0.7%
5,831,000	RITE AID Corp., 8.6250%, 3/1/15	4,781,420
1,945,000	RITE AID Corp. 9.7500%, 6/12/16 (144A)	2,100,600
		6,882,020
Retail – Leisure Products – 0.6%
7,778,000	Steinway Musical Instruments 7.0000%, 3/1/14 (144A)	6,611,300
Retail – Mail Order – 0.3%
2,775,000	QVC, Inc., 7.5000%, 10/1/19 (144A)	2,747,250
Retail – Miscellaneous/Diversified – 0.2%
1,666,000	Eye Care Centers of America, Inc. 10.7500%, 2/15/15	1,711,815
Retail – Propane Distribution – 0.8%
3,163,000	Ferrellgas Escrow LLC/ Ferrellgas Finance Escrow Corp. 6.7500%, 5/1/14	3,020,665
3,649,000	Ferrellgas Partners L.P. 8.7500%, 6/15/12	3,649,000
1,650,000	Ferrellgas Partners L.P. 9.1250%, 10/1/17 (144A)	1,724,250
		8,393,915
Retail – Regional Department Stores – 1.6%
3,889,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	4,239,010
1,665,000	JC Penney Corp., Inc. 7.4000%, 4/1/37	1,548,450
4,725,000	Macy’s Retail Holdings, Inc. 7.4500%, 7/15/17	4,583,250
7,500,000	Neiman Marcus Group, Inc. 10.3750%, 10/15/15	6,600,000
		16,970,710
Retail – Restaurants – 1.0%
6,152,000	Denny’s Holdings, Inc. 10.0000%, 10/1/12	6,275,040
4,178,000	Landry’s Restaurant, Inc. 14.0000%, 8/15/11	4,193,668
		10,468,708
Rubber – Tires – 0.8%
4,169,000	Goodyear Tire & Rubber Co. 7.8570%, 8/15/11	4,241,958
2,778,000	Goodyear Tire & Rubber Co. 9.0000%, 7/1/15	2,861,340
1,664,000	Goodyear Tire & Rubber Co. 10.5000%, 5/15/16	1,801,280
		8,904,578
Satellite Telecommunications – 1.0%
550,000	GeoEye, Inc., 9.6250%, 10/1/15 (144A)	567,875
7,641,000	Intelsat Jackson Holdings, Ltd. 11.2500%, 6/15/16	8,137,665
1,598,000	Intelsat Subsidiary Holding Co., Ltd. 8.8750%, 1/15/15 (144A)§	1,603,993
		10,309,533
Schools – 0.4%
$3,330,000	Education Management LLC 8.7500%, 6/1/14	3,429,900
1,135,000	Education Management LLC 10.2500%, 6/1/16	1,237,150
		4,667,050
Seismic Data Collection – 0.4%
1,670,000	Cie Generale de Geophysique-Veritas 9.5000%, 5/15/16 (144A)	1,757,675
2,218,000	Cie Generale de Geophysique-Veritas 7.7500%, 5/15/17	2,195,820
		3,953,495
Special Purpose Entity – 2.0%
5,115,000	CCM Merger, Inc. 8.0000%, 8/1/13 (144A)	4,194,300
3,888,000	LBI Media, Inc., 8.5000%, 8/1/17 (144A)	2,726,460
13,038,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	11,799,390
1,296,000	Petroplus Finance, Ltd. 9.3750%, 9/15/19 (144A)	1,299,240
1,125,000	Universal City Development 8.8750%, 11/15/15 (144A)§	1,113,750
575,000	Universal City Development 10.8750%, 11/15/16 (144A)§	575,000
		21,708,140
Steel – Producers – 1.4%
4,445,000	AK Steel Corp., 7.7500%, 6/15/12	4,456,113
2,335,000	Reliance Steel & Aluminum, Co. 6.2000%, 11/15/16	2,332,714
2,389,000	Steel Dynamics, Inc., 7.3750%, 11/1/12	2,397,959
5,843,000	Steel Dynamics, Inc. 8.2500%, 4/15/16 (144A)	5,872,214
		15,059,000
Steel Pipe and Tube – 0.1%
1,650,000	Mueller Water Products, 7.3750%, 6/1/17	1,427,250
Telecommunication Services – 0.5%
2,780,000	Global Crossing, Ltd., 12.0000%, 9/15/15 (144A)	2,981,550
2,643,000	Time Warner Telecom Holdings, Inc. 9.2500%, 2/15/14	2,722,290
		5,703,840
Telephone – Integrated – 5.0%
4,450,000	Frontier Communications Corp. 8.2500%, 5/1/14	4,561,250
2,775,000	Frontier Communications Corp. 8.1250%, 10/1/18	2,785,406
3,334,000	Level 3 Communications Corp. 10.0000%, 5/1/11	3,275,655
5,541,000	Level 3 Financing, Inc. 9.2500%, 11/1/14	4,931,490
2,775,000	Level 3 Financing, Inc. 8.7500%, 2/15/17	2,372,625
5,446,000	Qwest Communications International, Inc. 7.2500%, 2/15/11	5,446,000
2,224,000	Sprint Capital Corp., 8.3750%, 3/15/12	2,251,800
4,171,000	Sprint Nextel Corp., 6.0000%, 12/1/16	3,587,060
5,561,000	Sprint Nextel Corp., 8.3750%, 8/15/17	5,366,365

See Notes to Schedules of Investments and Financial Statements.

28 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Telephone – Integrated – (continued)
$6,389,000	Virgin Media Finance PLC 9.1250%, 8/15/16	$6,580,669
6,112,000	Virgin Media Finance PLC 9.5000%, 8/15/16	6,463,440
5,012,000	Windstream Corp. 7.8750%, 11/1/17 (144A)	5,062,120
		52,683,880
Textile – Home Furnishings – 0.1%
555,000	Mohawk Industries Inc. 6.5000%, 1/15/11	566,100
Transportation – Marine – 1.0%
3,945,000	Navios Maritime Holdings, Inc. 8.8750%, 11/1/17 (144A)	4,004,175
6,787,000	Ship Finance International, Ltd. 8.5000%, 12/15/13	6,447,650
		10,451,825
Transportation – Railroad – 1.0%
2,240,000	Avis Budget Group, Inc. 3.5000%, 10/1/14 (144A)	1,960,000
1,802,000	Kansas City Southern de Mexico S.A. de C.V., 9.3750%, 5/1/12	1,838,040
6,537,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	6,275,520
		10,073,560
Transportation – Services – 0.2%
2,264,000	Bristow Group Inc. 6.1250%, 6/15/13	2,173,440
Transportation – Truck – 0.7%
10,422,000	Saint Acquisition Corp. 12.5000%, 5/15/17 (144A)	7,712,280
Wireless Equipment – 0.6%
5,650,000	Crown Castle International Corp. 7.1250%, 11/1/19	5,565,250
575,000	Viasat, Inc., 8.8750%, 9/15/16 (144A)	583,625
		6,148,875

Total Corporate Bonds (cost $921,274,511)		992,759,635

Preferred Stock – 0.5%
Metal – Copper – 0.1%
13,785	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500%	1,474,995
Special Purpose Entity – 0.4%
361,215	Dole Food Automatic Exchange, 7.0000% (144A)§	4,406,823

Total Preferred Stock (cost $5,180,852)		5,881,818

Money Market – 4.7%
49,467,814	Janus Cash Liquidity Fund LLC, 0% (cost $49,467,814)	49,467,814

Total Investments (total cost $983,410,592) – 100.2%		1,058,848,545

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(1,933,574)

Net Assets – 100%		$1,056,914,971

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$33,704,093	3.2%
Canada	22,073,636	2.1%
Cayman Islands	3,699,630	0.3%
France	3,953,495	0.4%
Germany	4,680,757	0.4%
Marshall Islands	4,004,175	0.4%
Mexico	8,113,560	0.8%
United Kingdom	13,044,110	1.2%
United States††	965,575,089	91.2%

Total	$1,058,848,545	100.0%

††	Includes Cash Equivalents (86.5% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 29

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit-oriented investments can generate risk-adjusted performance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Jason Groom co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the 12-month period ended October 31, 2009, Janus Short-Term Bond Fund’s Class J Shares returned 10.35%, compared to a 6.31% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index.

Economic Update

In the fixed income market, risk aversion dominated during the height of the financial and credit crisis in 2008. Investors pushed U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. Corporate bond spreads relative to Treasuries, meanwhile, skyrocketed to historic levels. In January, the flight-to-quality trade began to abate, as corporate spreads dropped and Treasury yields rose. The improvement in risk-oriented securities continued to dominate the market through period end, as high-yield corporate bonds were the best performing group for the 12-month period overall. Investment grade corporates were the next best performing followed by long government/credit indices. The Treasury yield curve dipped along all maturities with the largest yield decline at the short-end of the curve (prices move inversely to yield), but the resulting gains in Treasuries were modest relative to corporates. Short-term Treasuries were the worst relative performing fixed income indices during the period, although they had slight gains as well. Short maturity government/credit indices posted modest gains driven by the strong performance in corporates.

Contributors to Performance

The Fund’s more than double the index weighting and security selection in corporate bonds were easily the top contributors to relative performance. Our underweights in Treasuries and U.S. agencies’ debt also aided performance.

Within the corporate rating segments, our overweight in the BBB credits, the best performing among investment grade bonds, was the top contributor followed by our security selection in AAA, AA and A. Our average 8.4% weighting in non-index, high-yield bonds also contributed to performance, as high yield bonds generally outperformed investment grade.

In corporate sectors, our security selection in industrials and chemicals and overweights in technology and health care were top contributors. Among individual contributors, our holding in American Express Credit Co., headed the list, as the company’s bonds rallied during the second half of the period. We established a position in the credit card company early in the period, as spreads on its bonds had widened significantly. While the company’s securities were under pressure due to concerns over reduced consumer spending and rising loan write-offs, we felt the bonds’ pricing had reached extremely low levels given the fundamentals of the company. We feel the company is poised to take advantage of pent-up consumer demand after considerable retrenchment.

Our overweight and holdings in Hospira, a supplier of generic drugs and infusion pumps to hospitals, also contributed to performance. The firm continued to increase its market share during the period. We also like the company for its commitment to paying down debt.

Detractors from Performance

In terms of credit sectors, our holdings in banking and our underweight and security selection in wireline communications companies weighed the most on relative performance. On an individual basis, our main detractors were not holding several securities in the index that performed relatively well; notable ones included financials HSBC and UBS, insurer American International Group (AIG) and media company Time Warner, Inc.

Outlook

A mildly improving economy along with normally functioning credit markets is an attractive environment for corporate bonds, which we continue to emphasize. Given

30 | October 31, 2009

(unaudited)

the additional yield versus other sectors, we believe corporates remain the most attractive investments, particularly when approached with a fundamental credit focus.

Thank you for your investment in Janus Short-Term Bond Fund.

Janus Short-Term Bond Fund At A Glance

Fund Profile
October 31, 2009

Weighted Average Maturity	2.3 Years
Average Effective Duration*	2.0 Years
30-day Current Yield**
Without Reimbursement	1.73%
With Reimbursement	1.83%
Weighted Average Fixed Income Credit Rating	A+
Number of Bonds/Notes	264

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
October 31, 2009

AAA	29.6%
AA	9.7%
A	16.9%
BBB	28.4%
BB	9.8%
Other	5.6%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of October 31, 2009

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Janus Bond & Money Market Funds | 31

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	10.33%	4.18%	4.37%	4.46%	1.10%	0.80%

MOP	5.09%	3.17%	3.86%	4.16%

Janus Short-Term Bond Fund – Class C Shares

NAV	10.17%	3.66%	3.78%	3.80%	1.85%	1.55%

CDSC	9.11%	3.66%	3.78%	3.80%

Janus Short-Term Bond Fund – Class I Shares	10.18%	4.34%	4.57%	4.68%	0.85%	0.55%

Janus Short-Term Bond Fund – Class J Shares	10.35%	4.56%	4.81%	4.91%	0.90%	0.72%

Janus Short-Term Bond Fund – Class S Shares	9.78%	3.97%	4.20%	4.29%	1.24%	1.05%

Barclays Capital 1-3 Year U.S. Government/Credit Index	6.31%	4.25%	4.89%	5.15%**

Lipper Quartile – Class J Shares	2nd	1st	1st	1st

Lipper Ranking – based on total return for Short Investment Grade Debt Funds	73/258	5/177	12/94	5/24

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

32 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund’s Class J Shares’ total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Short-Term Bond Fund designated its initial share class as “Class J Shares” and commenced offering Class A Shares, Class C Shares, Class I Shares and Class S Shares.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

**	The Barclays Capital 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

Janus Bond & Money Market Funds | 33

Janus Short-Term Bond Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,030.50	$2.59

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,033.10	$4.86

Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,027.50	$1.87

Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,053.50	$3.83

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,026.20	$3.47

Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

†	Expenses are equal to the annualized expense ratio of 0.81% for Class A Shares, 1.56% for Class C Shares, 0.57% for Class I Shares, 0.74% for Class J Shares and 1.06% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

34 | October 31, 2009

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Bank Loans – 0.6%
Cable/Satellite TV – 0.5%
$6,197,000	Discovery Communications, Inc. 0%, 5/14/14(a),‡	$6,020,386
Food – Confectionery – 0%
582,313	WM Wrigley Jr. Co., 6.5000%, 9/30/14‡	588,939
Food – Miscellaneous/Diversified – 0.1%
200,399	Dole Food Co., Inc., 7.4950%, 4/12/13‡	201,974
349,410	Dole Food Co., Inc., 8.0000%, 4/12/13‡	352,157
1,254,970	Dole Food Co., Inc., 8.0000%, 4/12/13‡	1,264,834
		1,818,965

Total Bank Loans (cost $8,412,929)		8,428,290

Corporate Bonds – 65.0%
Advertising Services – 0.3%
2,359,000	Visant Corp., 7.6250%, 10/1/12	2,373,743
1,769,000	WPP Finance UK, 5.8750%, 6/15/14	1,814,469
		4,188,212
Aerospace and Defense – 0.3%
1,980,000	BAE Systems PLC 4.9500%, 6/1/14 (144A)	2,054,520
1,509,000	Northrop Grumman Systems Corp. 7.1250%, 2/15/11	1,613,160
		3,667,680
Agricultural Chemicals – 0.1%
1,014,000	Potash Corporation of Saskatchewan, Inc. 5.2500%, 5/15/14	1,100,160
Airlines – 1.4%
8,790,000	Southwest Airlines Co. 6.5000%, 3/1/12	9,237,807
10,105,000	Southwest Airlines Co. 5.2500%, 10/1/14	10,182,667
		19,420,474
Automotive – Cars and Light Trucks – 1.6%
9,550,000	Daimler Finance North America LLC 5.7500%, 9/8/11	10,095,658
10,975,000	Daimler Finance North America LLC 7.3000%, 1/15/12	11,953,059
		22,048,717
Beverages – Non-Alcoholic – 0.2%
2,247,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	2,461,171
360,000	PepsiAmericas, Inc., 4.3750%, 2/15/14	377,680
		2,838,851
Beverages – Wine and Spirits – 0.3%
1,415,000	Diageo Capital PLC, 4.3750%, 5/3/10	1,442,987
3,000,000	Diageo Capital PLC, 3.8750%, 4/1/11	3,078,042
		4,521,029
Brewery – 1.6%
9,542,000	Anheuser-Busch InBev Worldwide, Inc. 3.0000%, 10/15/12 (144A)	9,624,596
7,549,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	8,504,326
3,868,000	SABMiller PLC 6.2000%, 7/1/11 (144A)	4,118,000
		22,246,922
Building Products – Air and Heating – 0.1%
$1,415,000	American Standard, Inc. 7.6250%, 2/15/10	1,435,755
Building Products – Cement and Aggregate – 1.0%
2,728,000	CRH America, Inc., 5.6250%, 9/30/11	2,880,817
5,100,000	CRH America, Inc., 6.9500%, 3/15/12	5,529,787
5,725,000	CRH America, Inc., 5.3000%, 10/15/13	5,946,638
		14,357,242
Building Products – Wood – 0.2%
2,480,000	Masco Corp., 0.5997%, 3/12/10‡	2,451,284
Cable Television – 1.2%
757,000	Comcast Corp., 5.8500%, 1/15/10	764,015
3,359,000	Comcast Corp., 5.4500%, 11/15/10	3,504,727
1,415,000	COX Communications, Inc. 4.6250%, 1/15/10	1,424,260
738,000	COX Communications, Inc. 6.7500%, 3/15/11	778,092
1,420,000	COX Communications, Inc. 7.1250%, 10/1/12	1,593,498
1,322,000	CSC Holdings, Inc., 7.6250%, 4/1/11	1,371,575
3,303,000	Time Warner Cable, Inc. 5.4000%, 7/2/12	3,527,752
1,130,000	Time Warner Cable, Inc. 6.2000%, 7/1/13	1,237,958
1,416,000	Time Warner Cable, Inc. 8.2500%, 2/14/14	1,660,726
		15,862,603
Cellular Telecommunications – 1.0%
1,415,000	Rogers Communications, Inc. 9.6250%, 5/1/11	1,565,443
3,054,000	Rogers Communications, Inc. 7.8750%, 5/1/12	3,448,140
2,830,000	Verizon Wireless Capital LLC 3.7500%, 5/20/11 (144A)	2,925,473
1,074,000	Verizon Wireless Capital LLC 5.2500%, 2/1/12 (144A)	1,147,642
1,747,000	Verizon Wireless Capital LLC 7.3750%, 11/15/13 (144A)	2,019,373
1,794,000	Verizon Wireless Capital LLC 5.5500%, 2/1/14 (144A)	1,954,755
		13,060,826
Chemicals – Diversified – 1.2%
2,855,000	Dow Chemical Co., 4.8500%, 8/15/12	2,972,355
5,190,000	Dow Chemical Co., 7.6000%, 5/15/14	5,766,396
7,553,000	Rohm & Hass Co., 5.6000%, 3/15/13	7,898,807
		16,637,558
Chemicals – Specialty – 0.4%
4,913,000	Nalco Co., 7.7500%, 11/15/11	4,919,141
Coal – 0.2%
2,865,000	Peabody Energy Corp. 6.8750%, 3/15/13	2,893,650
Commercial Banks – 4.6%
7,922,000	American Express Bank FSB 5.5500%, 10/17/12	8,456,695
4,760,000	Barclays Bank PLC, 5.4500%, 9/12/12	5,151,867
8,544,000	BB&T Corp., 6.5000%, 8/1/11	9,124,531
4,770,000	Commonwealth Bank of Australia 2.7500%, 10/15/12 (144A)	4,799,584

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 35

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Commercial Banks – (continued)
$6,675,000	Commonwealth Bank of Australia 3.7500%, 10/15/14 (144A)	$6,741,329
4,027,000	Credit Suisse/New York NY 5.5000%, 5/1/14	4,366,871
3,575,000	National Australia Bank 5.3500%, 6/12/13 (144A)	3,829,747
3,960,000	National City Bank of Kentucky 6.3000%, 2/15/11	4,115,078
10,495,000	Svenska Handelsbanken AB 2.8750%, 9/14/12 (144A)	10,547,927
1,689,000	U.S. Bank N.A., 6.3750%, 8/1/11	1,823,375
3,815,000	Westpac Banking Corp. 4.2000%, 2/27/15	3,889,656
		62,846,660
Commercial Services – Finance – 0.1%
1,887,000	Western Union Co., 6.5000%, 2/26/14	2,134,172
Computer Services – 0.6%
7,630,000	Affiliated Computer Services, Inc. 4.7000%, 6/1/10	7,668,150
Computers – 0.3%
3,810,000	Hewlett-Packard Co., 2.2500%, 5/27/11	3,884,215
Computers – Memory Devices – 0.8%
10,611,000	Seagate Technology, 6.3750%, 10/1/11	10,863,011
Cosmetics and Toiletries – 1.1%
14,284,000	Procter & Gamble International 1.3500%, 8/26/11	14,397,815
Data Processing and Management – 0.1%
1,602,000	Fiserv, Inc., 6.1250%, 11/20/12	1,760,366
Diversified Banking Institutions – 3.8%
1,040,000	Bank of America Corp. 4.2500%, 10/1/10	1,069,091
944,000	Bank of America Corp. 4.3750%, 12/1/10	970,469
1,000,000	Bank of America Corp. 4.8750%, 9/15/12	1,053,685
5,830,000	Bank of America Corp. 7.3750%, 5/15/14	6,527,624
6,546,000	Citigroup, Inc., 5.1250%, 2/14/11	6,770,762
3,775,000	Citigroup, Inc., 5.2500%, 2/27/12	3,930,685
2,575,000	Citigroup, Inc., 5.3000%, 10/17/12	2,699,177
910,000	Goldman Sachs Group, Inc. 3.6250%, 8/1/12	937,579
4,770,000	Goldman Sachs Group, Inc. 5.7000%, 9/1/12	5,176,185
4,150,000	Goldman Sachs Group, Inc. 5.2500%, 10/15/13	4,440,122
1,995,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	2,193,233
850,000	JPMorgan Chase & Co. 6.7500%, 2/1/11	899,437
2,640,000	JPMorgan Chase & Co. 5.3750%, 10/1/12	2,883,989
2,575,000	Morgan Stanley, 5.0500%, 1/21/11	2,669,111
3,237,000	Morgan Stanley, 6.7500%, 4/15/11	3,447,674
5,660,000	Morgan Stanley, 4.7500%, 4/1/14	5,676,986
		51,345,809
Diversified Financial Services – 1.4%
$3,961,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11 (144A)	4,134,353
1,229,000	General Electric Capital Corp. 4.2500%, 9/13/10	1,267,288
8,545,000	General Electric Capital Corp. 6.1250%, 2/22/11	9,043,968
3,667,000	General Electric Capital Corp. 5.9000%, 5/13/14	4,013,341
		18,458,950
Diversified Minerals – 0.7%
2,359,000	BHP Billiton Finance U.S.A., Ltd. 5.5000%, 4/1/14	2,591,362
1,485,000	Rio Tinto Finance U.S.A., Ltd. 8.9500%, 5/1/14	1,755,080
4,870,000	Teck Resources, Ltd., 7.0000%, 9/15/12	5,101,324
		9,447,766
Diversified Operations – 1.0%
1,416,000	Dover Corp., 6.5000%, 2/15/11	1,510,255
1,028,000	Eaton Corp., 4.9000%, 5/15/13	1,095,644
10,841,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	11,546,771
		14,152,670
Electric – Distribution – 0.5%
6,050,000	SP Powerassets, Ltd. 5.0000%, 10/22/13§ (144A)	6,422,692
Electric – Integrated – 1.2%
1,135,000	CMS Energy Corp., 7.7500%, 8/1/10	1,157,899
1,130,000	CMS Energy Corp., 8.5000%, 4/15/11	1,186,500
1,910,000	CMS Energy Corp., 6.3000%, 2/1/12	1,951,660
1,555,000	Duke Energy Corp., 6.3000%, 2/1/14	1,719,395
944,000	Georgia Power Co., 6.0000%, 11/1/13	1,059,649
1,415,000	Monongahela Power Co. 7.9500%, 12/15/13 (144A)	1,566,211
943,000	Nevada Power Co., 8.2500%, 6/1/11	1,026,953
4,771,000	NiSource, Inc., 5.4000%, 7/15/14	4,933,724
728,000	Oncor Electric Delivery Co. 5.9500%, 9/1/13	788,879
943,000	Wisconsin Energy Corp. 6.5000%, 4/1/11	1,000,925
		16,391,795
Electronic Components – Semiconductors – 0.3%
855,000	National Semiconductor Corp. 0.5490%, 6/15/10‡	841,803
3,285,000	National Semiconductor Corp. 6.1500%, 6/15/12	3,438,702
		4,280,505
Electronics – Military – 0.8%
2,845,000	L-3 Communications Corp. 7.6250%, 6/15/12	2,881,132
7,983,000	L-3 Communications Corp. 6.1250%, 7/15/13	8,042,872
		10,924,004
Enterprise Software/Services – 0.2%
2,359,000	CA, Inc., 4.7500%, 12/1/09	2,362,395

See Notes to Schedules of Investments and Financial Statements.

36 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Fiduciary Banks – 0.3%
$1,900,000	Northern Trust Corp., 5.5000%, 8/15/13	$2,088,856
1,387,000	Northern Trust Corp., 4.6250%, 5/1/14	1,488,588
		3,577,444
Finance – Credit Card – 0%
565,000	American Express Credit Co. 5.8750%, 5/2/13	606,361
Finance – Investment Bankers/Brokers – 1.1%
10,270,000	Charles Schwab Corp., 4.9500%, 6/1/14	10,942,983
3,914,000	Credit Suisse USA, Inc. 6.1250%, 11/15/11	4,263,450
		15,206,433
Finance – Mortgage Loan Banker – 0.2%
2,575,000	Countrywide Home Loan 4.0000%, 3/22/11	2,624,842
Finance – Other Services – 0.7%
4,764,000	BP Capital Markets PLC 1.5500%, 8/11/11	4,834,589
2,649,000	CME Group, Inc., 5.7500%, 2/15/14	2,905,553
1,910,000	National Rural Utilities Cooperative Finance Corp., 2.6250%, 9/16/12	1,926,567
		9,666,709
Food – Confectionery – 0.4%
5,975,000	WM Wrigley Jr. Co., 4.3000%, 7/15/10	6,034,750
Food – Miscellaneous/Diversified – 0.7%
4,740,000	Campbell Soup Co., 3.3750%, 8/15/14	4,895,235
638,000	General Mills, Inc., 5.2500%, 8/15/13	692,315
1,887,000	H.J. Heinz Finance Co. 6.6250%, 7/15/11	2,046,106
757,000	Kraft Foods, Inc., 0.9613%, 8/11/10‡	757,438
509,000	Kraft Foods, Inc., 6.7500%, 2/19/14	567,481
		8,958,575
Food – Retail – 0.3%
355,000	Delhaize Group, 5.8750%, 2/1/14	382,286
1,155,000	Kroger Co., 6.8000%, 4/1/11	1,230,502
1,621,000	Safeway, Inc., 4.9500%, 8/16/10	1,671,362
1,303,000	Safeway, Inc., 6.2500%, 3/15/14	1,438,945
		4,723,095
Home Decoration Products – 0%
665,000	Newell Rubbermaid, Inc. 4.0000%, 5/1/10	671,568
Hotels and Motels – 0.7%
9,616,000	Marriott International, Inc. 4.6250%, 6/15/12	9,698,505
Life and Health Insurance – 0.8%
8,055,000	Prudential Financial, Inc. 3.6250%, 9/17/12	8,186,111
1,000,000	Prudential Financial, Inc. 4.5000%, 7/15/13	1,016,137
1,530,000	Prudential Financial, Inc. 6.2000%, 1/15/15	1,631,592
		10,833,840
Machinery – General Industrial – 0.2%
2,696,000	Wabtec Corp., 6.8750%, 7/31/13	2,716,220
Medical – Biomedical and Genetic – 0.1%
1,415,000	Genetech, Inc., 4.4000%, 7/15/10	1,450,055
Medical – Drugs – 0.2%
$3,000,000	Merck & Co, Inc., 1.8750%, 6/30/11	3,037,920
Medical – Generic Drugs – 0.5%
6,910,000	Watson Pharmaceuticals, Inc. 5.0000%, 8/15/14	7,089,639
Medical – HMO – 0.4%
2,035,000	UnitedHealth Group, Inc. 5.1250%, 11/15/10	2,113,032
2,831,000	UnitedHealth Group, Inc. 5.2500%, 3/15/11	2,955,117
		5,068,149
Medical – Wholesale Drug Distributors – 0.1%
892,000	McKesson Corp., 6.5000%, 2/15/14	981,076
Medical Instruments – 0.5%
1,895,000	Beckman Coulter, Inc., 6.0000%, 6/1/15	2,088,127
4,251,000	Boston Scientific Corp. 6.0000%, 6/15/11	4,389,158
		6,477,285
Medical Labs and Testing Services – 0.5%
3,144,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	3,324,962
3,774,000	Roche Holdings, Inc. 5.0000%, 3/1/14 (144A)	4,087,431
		7,412,393
Medical Products – 1.3%
2,875,000	Carefusion Corp. 4.1250%, 8/1/12 (144A)	2,953,893
2,160,000	Carefusion Corp. 5.1250%, 8/1/14 (144A)	2,269,562
1,420,000	Covidien International Finance S.A. 5.4500%, 10/15/12	1,543,773
285,000	Hospira, Inc., 0.7625%, 3/30/10‡	284,935
7,040,000	Hospira, Inc., 5.5500%, 3/30/12	7,555,074
2,831,000	Hospira, Inc., 6.4000%, 5/15/15	3,146,019
		17,753,256
Metal – Aluminum – 0.1%
1,130,000	Rio Tinto Alcan, Inc., 6.4500%, 3/15/11	1,190,469
Multimedia – 0.3%
1,417,000	COX Enterprises, Inc. 7.8750%, 9/15/10 (144A)	1,478,488
1,887,000	News America Holdings, Inc. 9.2500%, 2/1/13	2,213,641
		3,692,129
Non-Hazardous Waste Disposal – 0.6%
1,887,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	1,953,045
4,745,000	Allied Waste North America, Inc. 7.3750%, 4/15/14	4,908,602
1,887,000	Waste Management, Inc. 7.3750%, 8/1/10	1,969,785
		8,831,432
Office Automation and Equipment – 0.8%
5,672,000	Xerox Corp., 1.0419%, 12/18/09‡	5,672,323
3,250,000	Xerox Corp., 5.5000%, 5/15/12	3,425,422
1,051,000	Xerox Corp., 8.2500%, 5/15/14	1,210,938
		10,308,683

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 37

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 1.2%
$10,173,000	Anadarko Finance Co., 6.7500%, 5/1/11	$10,846,982
970,000	Anadarko Petroleum Corp. 5.7500%, 6/15/14	1,043,362
3,792,000	Forest Oil Corp., 8.0000%, 12/15/11	3,896,280
		15,786,624
Oil Companies – Integrated – 1.4%
5,000,000	Chevron Corp., 3.4500%, 3/3/12	5,246,200
2,359,000	ConocoPhillips, 4.7500%, 2/1/14	2,532,880
10,980,000	Shell International Financial 1.3000%, 9/22/11	11,039,017
		18,818,097
Oil Refining and Marketing – 1.4%
9,597,000	Frontier Oil Corp., 6.6250%, 10/1/11	9,656,982
8,181,000	Valero Energy Corp., 6.8750%, 4/15/12	8,913,641
		18,570,623
Paper and Related Products – 1.1%
14,021,000	Georgia-Pacific LLC, 8.1250%, 5/15/11	14,581,840
Pharmacy Services – 1.4%
14,285,000	Express Scripts, Inc., 5.2500%, 6/15/12	15,217,353
3,885,000	Express Scripts, Inc., 6.2500%, 6/15/14	4,268,617
		19,485,970
Pipelines – 2.8%
2,364,000	Consolidated Natural Gas Co. 6.2500%, 11/1/11	2,547,113
1,415,000	El Paso Corp., 7.0000%, 5/15/11	1,426,106
3,055,000	Enterprise Products Operating LLC 7.5000%, 2/1/11	3,246,591
7,063,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	7,355,430
1,415,000	Kinder Morgan Energy Partners L.P. 7.5000%, 11/1/10	1,477,833
1,130,000	Kinder Morgan Energy Partners L.P. 6.7500%, 3/15/11	1,203,340
2,670,000	Kinder Morgan Energy Partners L.P. 5.8500%, 9/15/12	2,877,526
3,085,000	Kinder Morgan Energy Partners L.P. 5.0000%, 12/15/13	3,228,227
6,727,000	Kinder Morgan Finance Co. ULC 5.3500%, 1/5/11	6,777,453
1,113,000	Oneok, Inc., 7.1250%, 4/15/11	1,191,450
1,315,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	1,351,212
5,000,000	Williams Cos., Inc., 7.1250%, 9/1/11	5,321,880
		38,004,161
Property and Casualty Insurance – 0.1%
1,696,000	Chubb Corp., 5.2000%, 4/1/13	1,804,195
Property Trust – 1.3%
11,450,000	WEA Finance LLC/WCI Finance LLC 5.4000%, 10/1/12 (144A)	11,834,697
5,445,000	Westfield Capital Corp., Ltd. 4.3750%, 11/15/10 (144A)	5,520,756
		17,355,453
Reinsurance – 0.7%
$4,720,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12 (144A)	4,968,711
3,116,000	Berkshire Hathaway Finance Corp. 4.6000%, 5/15/13	3,341,106
1,107,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,201,880
		9,511,697
REIT – Diversified – 0.7%
9,070,000	Duke Realty L.P., 5.8750%, 8/15/12	9,309,747
REIT – Health Care – 1.6%
4,295,000	HCP, Inc., 4.8750%, 9/15/10	4,325,976
7,550,000	HCP, Inc., 5.9500%, 9/15/11	7,830,021
3,850,000	HCP, Inc., 5.6500%, 12/15/13	3,888,354
5,470,000	Healthcare Realty Trust, Inc. 5.1250%, 4/1/14	5,232,711
5,000	Ventas Realty L.P./Ventas Capital Corp. 6.7500%, 6/1/10	5,015
		21,282,077
REIT – Regional Malls – 1.0%
1,182,000	Simon Property Group L.P. 4.6000%, 6/15/10	1,193,932
1,383,000	Simon Property Group L.P. 4.8750%, 8/15/10	1,415,622
6,645,000	Simon Property Group L.P. 7.7500%, 1/20/11	6,994,082
3,312,000	Simon Property Group L.P. 5.3750%, 6/1/11	3,462,315
		13,065,951
REIT – Warehouse/Industry – 0.2%
2,850,000	ProLogis, 5.2500%, 11/15/10	2,852,001
Retail – Apparel and Shoe – 0.4%
3,112,000	Limited Brands, Inc., 6.1250%, 12/1/12	3,096,440
2,210,000	Nordstrom, Inc., 6.7500%, 6/1/14	2,462,678
		5,559,118
Retail – Auto Parts – 0.3%
4,065,000	Autozone, Inc., 5.7500%, 1/15/15	4,353,448
Retail – Building Products – 0.1%
1,794,000	Hewlett-Packard Co., 4.6250%, 8/15/10	1,843,209
Retail – Discount – 0.1%
1,045,000	Wal-Mart Stores, Inc., 3.2000%, 5/15/14	1,070,840
Retail – Drug Store – 0.2%
2,359,000	CVS Caremark Corp., 0.6606%, 6/1/10‡	2,358,417
Retail – Office Supplies – 0.2%
2,359,000	Staples, Inc., 7.7500%, 4/1/11	2,535,239
Retail – Regional Department Stores – 1.9%
1,887,000	JC Penney Corp., Inc., 8.0000%, 3/1/10	1,910,588
1,887,000	JC Penney Corp., Inc., 9.0000%, 8/1/12	2,056,830
20,995,000	Macy’s Retail Holdings, Inc. 6.6250%, 4/1/11	21,309,925
		25,277,343

See Notes to Schedules of Investments and Financial Statements.

38 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Retail – Restaurants – 0.6%
$1,971,000	Darden Restaurants, Inc. 4.8750%, 8/15/10	$1,984,998
5,276,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	5,611,263
		7,596,261
Rubber – Tires – 0.1%
943,000	Goodyear Tire & Rubber Co. 5.0100%, 12/1/09‡	943,000
Steel – Producers – 1.3%
9,332,000	ArcelorMittal, 5.3750%, 6/1/13	9,617,484
7,160,000	ArcelorMittal USA, Inc. 6.5000%, 4/15/14	7,455,959
		17,073,443
Super-Regional Banks – 1.5%
7,620,000	Bank One Corp., 5.9000%, 11/15/11	8,192,407
944,000	PNC Funding Corp., 7.5000%, 11/1/09	944,000
1,602,000	Wells Fargo & Co., 4.6250%, 8/9/10	1,650,521
565,000	Wells Fargo & Co., 6.4500% 2/1/11	595,791
378,000	Wells Fargo & Co., 5.3000%, 8/26/11	401,743
8,590,000	Wells Fargo & Co., 4.9500%, 10/16/13	8,818,374
		20,602,836
Telecommunication Services – 0.1%
1,322,000	Verizon Communications, Inc. 7.2500%, 12/1/10	1,403,311
Telephone – Integrated – 0.9%
1,415,000	AT&T, Inc., 5.8750%, 8/15/12	1,554,058
1,037,000	AT&T, Inc., 4.9500%, 1/15/13	1,106,691
3,300,000	Qwest Communications International, Inc. 7.2500%, 2/15/11	3,300,000
5,725,000	Sprint Capital Corp., 7.6250%, 1/30/11	5,789,406
		11,750,155
Television – 1.3%
15,475,000	CBS Corp., 6.6250%, 5/15/11	16,208,376
1,415,000	CBS Corp., 8.2000%, 5/15/14	1,575,918
		17,784,294
Tobacco – 0.1%
1,509,000	Philip Morris International, Inc. 4.8750%, 5/16/13	1,605,350
Transportation – Railroad – 0.4%
2,205,000	Canadian Pacific Railway Co. 6.2500%, 10/15/11	2,354,600
2,644,000	Union Pacific Corp., 5.4500%, 1/31/13	2,850,946
		5,205,546
Transportation – Services – 0.3%
944,000	Fedex Corp., 7.3750%, 1/15/14	1,068,239
2,364,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,479,675
		3,547,914
Vitamins and Nutrition Products – 0.3%
3,874,000	Mead Johnson Nutrition Co. – Series A 3.5000%, 11/1/14§ (144A)	3,889,845
Wireless Equipment – 0.6%
$7,625,000	American Tower Corp. 7.1250%, 10/15/12	7,748,906

Total Corporate Bonds (cost $851,213,409)		880,178,818

Mortgage-Backed Securities – 5.4%
	Fannie Mae:
8,390,000	3.0000%, 7/12/10	8,542,791
1,135,000	2.8750%, 10/12/10	1,160,712
8,206,000	2.7500%, 4/11/11	8,446,527
5,858,000	6.0000%, 5/15/11	6,317,554
5,925,000	3.3750%, 5/19/11	6,166,236
1,180,000	3.6250%, 8/15/11	1,237,492
		31,871,312
	Freddie Mac:
3,925,000	2.8750%, 6/28/10	3,990,434
1,135,000	2.8750%, 11/23/10	1,162,627
3,429,000	5.1250%, 4/18/11	3,648,833
1,180,000	3.8750%, 6/29/11	1,240,148
18,000,000	2.1250%, 3/23/12	18,260,442
		28,302,484
	Federal Home Loan Bank System:
5,390,000	2.3750%, 4/30/10	5,445,495
6,175,000	2.7500%, 6/18/10	6,267,958
1,340,000	3.5000%, 7/16/10	1,369,952
		13,083,405

Total Mortgage-Backed Securities (cost $71,670,236)		73,257,201

U.S. Treasury Notes/Bonds – 24.2%
1,667,000	2.1250%, 1/31/10	1,675,205
4,982,000	4.7500%, 2/15/10	5,047,389
2,493,000	2.0000%, 2/28/10	2,508,095
1,805,000	2.1250%, 4/30/10	1,822,274
1,734,000	4.5000%, 5/15/10	1,773,828
6,355,000	2.6250%, 5/31/10	6,443,125
1,255,000	2.8750%, 6/30/10	1,276,718
1,350,000	2.7500%, 7/31/10	1,374,679
4,114,000	2.3750%, 8/31/10	4,182,942
1,237,000	4.5000%, 11/15/10	1,289,331
1,475,000	1.2500%, 11/30/10	1,487,849
560,000	4.5000%, 2/28/11	589,422
26,595,000	0.8750%, 3/31/11	26,713,428
5,059,000	4.8750%, 4/30/11	5,380,722
173,607,000	1.1250%, 6/30/11	174,875,198
53,005,000	1.0000%, 7/31/11	53,257,622
23,000,000	1.0000%, 8/31/11	23,085,353
1,386,000	4.6250%, 8/31/11	1,482,316
2,830,000	1.7500%, 11/15/11	2,876,650
4,185,000	1.1250%, 1/15/12	4,192,194
357,000	1.8750%, 6/15/12	362,829
2,640,000	1.5000%, 7/15/12	2,656,912
2,770,000	2.6250%, 7/31/14	2,819,774
379,000	2.3750%, 9/30/14	380,508

Total U.S. Treasury Notes/Bonds (cost $325,457,100)		327,554,363

Short-Term Taxable Variable Rate Demand Note – 0.1%
1,142,425	California Infrastructure and Economic Development Bank Industrial Revenue Series B, 3.7500%, 4/1/24 (amortized cost $1,142,425)‡	1,142,425

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 39

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Money Market – 5.1%
68,338,439	Janus Cash Liquidity Fund LLC, 0% (cost $68,338,439)	$68,338,439

Total Investments (total cost $1,326,234,538) – 100.4%		1,358,899,536

Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(4,897,941)

Net Assets – 100%		$1,354,001,595

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$23,606,758	1.7%
Belgium	382,286	0.0%
Canada	32,384,571	2.4%
Cayman Islands	10,863,011	0.8%
Luxembourg	37,105,843	2.7%
Netherlands	14,117,059	1.1%
Singapore	6,422,692	0.5%
Sweden	10,547,926	0.8%
Switzerland	4,366,871	0.3%
United Kingdom	17,361,912	1.3%
United States††	1,201,740,607	88.4%

Total	$1,358,899,536	100.0%

††	Includes Cash Equivalents (83.4% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

40 | October 31, 2009

Janus Money Market Funds (unaudited)

Co-Portfolio Manager
Janus Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended October 31, 2009	David Spilsted

Class J Shares
1 Year	0.18%
5 Year	2.92%
10 Year	2.80%
Since Inception (February 14, 1995)	3.54%

Seven-Day Current Yield
Class J Shares
With Reimbursement	0.0045%
Without Reimbursement	0.0045%

Expense Ratio
Estimated for the fiscal year

Class J Shares
Total Annual Fund Operating Expenses	0.75%

Co-Portfolio Manager
Janus Government Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended October 31, 2009	David Spilsted

Class J Shares
1 Year	0.08%
5 Year	2.78%
10 Year	2.69%
Since Inception (February 14, 1995)	3.44%

Seven-Day Current Yield
Class J Shares
With Reimbursement	0.0059%
Without Reimbursement	0.0059%

Expense Ratio
Estimated for the fiscal year

Class J Shares
Total Annual Fund Operating Expenses	0.74%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s yields and total returns would have been lower.

Included in the Total Annual Fund Operating Expenses is an administration fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

Expense information shown reflects estimated annualized expenses that the share class of the Fund expects to incur during the fiscal year. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

Effective July 6, 2009, the Fund changed the name of its Investor Shares to “Class J Shares.”

Janus Bond & Money Market Funds | 41

Janus Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,000.00	$2.07

Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$2.09

†	Expenses are equal to the annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Government Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,000.00	$2.37

Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.40

†	Expenses are equal to the annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42 | October 31, 2009

Janus Money Market Fund

Schedule of Investments

As of October 31, 2009

Principal Amount		Value

Certificates of Deposit – 30.5%
	Banco Bilbao Vizcaya Argentaria:
$25,000,000	0.2550%, 12/3/09	$25,000,333
25,000,000	0.2500%, 12/21/09	25,000,000
	Bank of Montreal:
30,000,000	0.1900%, 11/20/09	30,000,000
20,000,000	0.2500%, 12/18/09	20,000,000
25,000,000	0.2000%, 1/7/10	25,000,000
	Bank of Tokyo:
30,000,000	0.2300%, 11/9/09	30,000,067
25,000,000	0.2000%, 11/25/09	25,000,000
	BNP Paribas, Chicago:
25,000,000	0.2800%, 11/19/09	25,000,000
25,000,000	0.2700%, 12/3/09	25,000,000
25,000,000	0.2300%, 1/15/10	25,000,000
	Credit Industriel et Commercial:
25,000,000	0.2700%, 11/9/09	25,000,000
25,000,000	0.2000%, 11/20/09	25,000,000
22,000,000	0.2100%, 12/18/09	22,000,000
	Societe Generale, New York:
25,000,000	0.2000%, 11/13/09	25,000,000
25,000,000	0.1900%, 11/20/09	25,000,000
25,000,000	0.1800%, 11/27/09	25,000,000
35,000,000	Sumitomo Trust and Bank 0.2300%, 11/27/09	35,000,236
25,000,000	Toronto Dominion Bank, New York 0.2300%, 12/16/09	25,000,000

Total Certificates of Deposit (amortized cost $462,000,636)		462,000,636

Commercial Paper – 25.0%
	Atlantic Asset Securitization LLC:
25,000,000	0.1900%, 11/2/09 (Section 4(2))	24,999,868
50,000,000	0.2000%, 11/4/09 (Section 4(2))	49,999,167
	Bryant Park Funding LLC:
25,000,000	0.1676%, 11/12/09 (Section 4(2))	24,998,719
25,000,000	0.1900%, 11/25/09 (Section 4(2))	24,996,833
25,000,000	0.1900%, 12/3/09 (Section 4(2))	24,995,778
20,000,000	BTM Capital Corp. 0.3383%, 11/6/09 (Section 4(2))	19,999,060
	Manhattan Asset Funding Company LLC:
15,000,000	0.2053%, 11/13/09 (Section 4(2))	14,998,973
25,000,000	0.2314%, 11/19/09 (Section 4(2))	24,997,105
	Nieuw Amsterdam Receivables Corp.:
20,000,000	0.2084%, 11/10/09 (Section 4(2))	19,998,958
25,000,000	0.2300%, 11/23/09 (Section 4(2))	24,996,486
25,000,000	0.2200%, 12/1/09 (Section 4(2))	24,995,417
	Standard Chartered PLC:
25,000,000	0.2400%, 11/2/09 (Section 4(2))	24,999,833
25,000,000	0.2400%, 11/6/09 (Section 4(2))	24,999,167
25,000,000	0.2400%, 11/12/09 (Section 4(2))	24,998,167
25,000,000	Toronto Dominion Bank, New York 0.1318%, 11/30/09	24,997,346

Total Commercial Paper (amortized cost $379,970,877)		379,970,877

Floating Rate Note – 2.0%
30,000,000	Bank of America Securities LLC (same day put), 0.2700%, 11/2/09 (amortized cost $30,000,000)	30,000,000

Repurchase Agreement – 6.6%
$100,000,000	HSBC Securities (USA), Inc., 0.0600% dated 10/30/09, maturing 11/2/09 to be repurchased at $100,000,500 collateralized by $176,625,000 in U.S. Government Agencies 0% – 0.6938%, 10/15/25 – 11/25/36 with a value of $102,002,208 (amortized cost $100,000,000)	100,000,000

Taxable Variable Rate Demand Notes – 15.0%
620,000	Arapahoe County, Colorado, Industrial Development Revenue (Cottrell), Series B 0.9500%, 10/1/19	620,000
4,435,000	Brattlebro Retreat, 0.3500%, 1/1/36	4,435,000
	Breckenridge Terrace LLC:
4,000,000	0.7000%, 5/1/39	4,000,000
14,980,000	0.7000%, 5/1/39	14,980,000
800,000	California Infrastructure and Economic Development, 1.2400%, 7/1/33	800,000
1,190,000	Capital Markets Access 0.4200%, 7/1/25	1,190,000
5,700,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 0.7000%, 7/1/35	5,700,000
7,365,000	Crozer-Keystone Health Systems 1.0000%, 12/15/21	7,365,000
6,715,000	Danville-Pittsylvania, Virginia Facility Revenue, (Cane Creek Project) 0.3500%, 1/1/26	6,715,000
	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project) Series A:
9,100,000	0.7000%, 6/1/27	9,100,000
8,000,000	0.7000%, 5/1/39	8,000,000
12,150,000	Eskaton Properties, Inc. 1.0000%, 12/1/37	12,150,000
4,950,000	FJM Properties – Wilmar 1.0000%, 10/1/24	4,950,000
15,280,000	HHH Supply and Investment Co. 0.4000%, 7/1/29	15,280,000
5,620,000	Hunter’s Ridge, South Point 0.3500%, 6/1/25	5,620,000
4,650,000	J-Jay Properties LLC, 0.3500%, 7/1/35	4,650,000
840,000	Kentucky Economic Development Financial Authority Health Care Revenue, (Christian-B) 1.0000%, 11/1/15	840,000
2,805,000	Lone Tree Building Authority 2.1500%, 12/1/17	2,805,000
3,700,000	Lowell Family LLC, 0.3500%, 4/1/30	3,700,000
2,500,000	Missouri State Development Financial Board (Cook Composites Co. Project) 2.0600%, 11/1/24	2,500,000
6,040,000	Monongallia Health Systems 0.6500%, 7/1/40	6,040,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 0.5000%, 4/1/20	160,000

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 43

Janus Money Market Fund

Schedule of Investments

As of October 31, 2009

Principal Amount		Value

Taxable Variable Rate Demand Notes – (continued)
$12,980,000	Racetrac Capital LLC, Series 1998-A 0.2500%, 4/1/18	$12,980,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 0.7000%, 11/1/19	300,000
4,815,000	Springfield, Tennessee, Health and Educational Facilities Revenue Series A, 0.3500%, 6/1/26	4,815,000
2,600,000	Tift County, Georgia Development Authority, (Heatcraft), Series A 0.3500%, 2/1/18	2,600,000
4,060,000	Timber Ridge County Affordable Housing Corp., Series 2003 0.3400%, 12/1/32	4,060,000
	Tuscaloosa County, Alabama, Industrial Development Gulf Opportunity Zone (Revenue Bonds):
25,000,000	0.4200%, 3/1/28	25,000,000
45,000,000	0.4200%, 4/1/39	45,000,000
100,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project), 0.4000%, 1/1/25	100,000
1,910,000	Volunteers of America, Alabama 0.3500%, 8/1/23	1,910,000
9,705,000	Washington Road Properties 0.3500%, 12/1/26	9,705,000

Total Taxable Variable Rate Demand Notes (amortized cost $228,070,000)		228,070,000

Time Deposit – 4.9%
74,700,000	Svenska Handelsbanken AB 0.1100%, 11/2/09 (amortized cost $74,700,000)	74,700,000

U.S. Government Agency Notes – 15.9%
	Army & Air Force Exchange Services:
20,000,000	0.4000%, 1/12/10ß	20,000,000
30,000,000	0.5200%, 1/22/10ß	30,000,000
	Fannie Mae:
20,000,000	0.2500%, 11/16/09	19,997,887
7,000,000	0.3000%, 12/2/09	6,998,165
5,000,000	0.3300%, 12/28/09	4,997,430
10,000,000	0.2986%, 12/29/09	9,995,120
6,200,000	0.3500%, 12/31/09	6,196,331
5,000,000	0.3600%, 2/22/10	4,994,346
10,000,000	0.2000%, 3/17/10	9,992,444
10,000,000	0.2000%, 3/24/10	9,991,944
5,000,000	0.3900%, 3/29/10	4,991,866
	Federal Home Loan Bank System:
13,850,000	0.2141%, 11/20/09	13,848,435
5,000,000	0.1000%, 1/5/10	4,999,085
5,000,000	0.3600%, 1/13/10	4,996,297
	Freddie Mac:
10,000,000	0.2700%, 11/2/09	9,999,924
10,000,000	0.2282%, 12/1/09	9,998,072
5,000,000	0.3300%, 1/8/10	4,996,838
10,000,000	0.2300%, 1/11/10	9,995,400
25,000,000	0.2186%, 1/26/10	24,986,764
10,000,000	0.2000%, 3/15/10	9,992,555
10,000,000	0.2000%, 3/22/10	9,992,057
	Freddie Mac:
$10,000,000	0.2100%, 4/7/10	9,990,714

Total U.S. Government Agency Notes (amortized cost $241,951,674)		241,951,674

Total Investments (total amortized cost $1,516,693,187) – 99.9%		1,516,693,187

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,021,568

Net Assets – 100%		$1,517,714,755

See Notes to Schedules of Investments and Financial Statements.

44 | October 31, 2009

Janus Government Money Market Fund

Schedule of Investments

As of October 31, 2009

Principal Amount		Value

Repurchase Agreements – 30.8%
$30,700,000	Credit Suisse Securities (USA) LLC, 0.8000% dated 10/30/09, maturing 11/2/09 to be repurchased at $30,700,205 collateralized by $249,825,669 in U.S. Government Agencies 0% – 461.7180%, 5/25/21 – 10/20/39 with a value of $31,314,369	$30,700,000
39,800,000	ING Financial Markets, 0.0400% dated 10/30/09, maturing 11/2/09 to be repurchased at $39,800,133 collateralized by $112,116,642 in U.S. Government Agencies 0% – 20.2941%, 10/21/10 – 10/25/38 with a value of $45,596,156	39,800,000

Total Repurchase Agreements (amortized cost $70,500,000)		70,500,000

Taxable Variable Rate Demand Notes – 21.9%
1,380,000	A.E. Realty LLC, Series 2003 0.4400%, 10/1/23	1,380,000
95,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 0.4500%, 3/15/33	95,000
95,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 0.4500%, 7/15/33	95,000
125,000	California Statewide Communities Development Authority 0.4500%, 3/15/33	125,000
4,120,000	Cunat Capital Corp., 0.3500%, 4/1/36	4,120,000
9,000,000	Cypress Bend Real Estate Development LLC, 0.4200%, 4/1/33	9,000,000
6,360,000	Florida Housing Financial Corp. Multifamily Revenue, (Stone Harbor Apartments) Series K, 0.2700%, 7/15/36	6,360,000
1,975,000	GMC Financing LLC, 1.0000%, 6/1/30	1,975,000
2,260,000	Haskell Capital Partners, 0.4400%, 9/1/20	2,260,000
3,110,000	Johnson Capital Management 0.4500%, 6/1/47	3,110,000
115,000	Lakeshore Professional, 0.4500%, 7/1/45	115,000
1,000,000	Maryland State Community Development Administration Multifamily Development (Crusader-D), 0.1800%, 2/1/41	1,000,000
5,500,000	Mississippi Business Finance Corp. Mississippi Revenue (John Fayard) Series A, 1.0000%, 3/1/29	5,500,000
5,080,000	Mississippi Business Finance Corp. Mississippi Revenue (John Fayard) Series B, 1.0000%, 3/1/29	5,080,000
2,065,000	New York City Housing Development Corp. Multifamily Revenue (Aldus St. Apartments) Series A, 0.2100%, 6/15/37	2,065,000
500,000	Sacramento California Redevelopment Agency, 0.4500%, 1/15/36	500,000
350,000	Shepherd Capital LLC, 0.4500%, 10/1/53	350,000
2,530,000	Washington State Housing Finance Community (Cambridge Apartments-B) 0.4200%, 3/15/39	2,530,000
$4,370,000	Washington State Housing Finance Community (New Haven Apartments PJ-B), 0.4200%, 3/15/39	4,370,000

Total Taxable Variable Rate Demand Notes (amortized cost $50,030,000)		50,030,000

U.S. Government Agency Notes – 36.8%
	Army & Air Force Exchange Services:
5,000,000	0.5200%, 1/22/10ß	5,000,000
	Fannie Mae:
3,098,000	0.7600%, 11/2/09	3,097,934
5,000,000	0.2500%, 11/16/09	4,999,472
1,000,000	0.3300%, 12/28/09	999,470
5,000,000	0.9000%, 1/4/10	4,991,973
5,000,000	0.1200%, 1/13/10	4,998,766
5,000,000	0.2000%, 3/17/10	4,996,222
5,000,000	0.2000%, 3/24/10	4,995,972
	Federal Home Loan Bank System:
3,900,000	0.3033%, 11/13/09	3,899,600
5,000,000	0.1100%, 12/16/09	4,999,303
1,000,000	0.3200%, 12/23/09	999,537
4,000,000	0.3750%, 1/21/10	3,996,576
2,590,000	0.1986%, 2/3/10	2,588,638
3,366,000	0.1289%, 2/19/10	3,364,675
	Freddie Mac:
5,000,000	0.2282%, 12/1/09	4,999,036
1,000,000	0.3200%, 12/21/09	999,549
5,000,000	0.1250%, 2/16/10	4,998,117
5,600,000	0.1250%, 2/18/10	5,597,851
5,000,000	0.2000%, 3/22/10	4,996,028
3,625,000	0.3000%, 3/29/10	3,620,466
5,000,000	0.2100%, 4/7/10	4,995,357

Total U.S. Government Agency Notes (amortized cost $84,134,542)		84,134,542

U.S. Government Agency Variable Notes – 10.2%
	Federal Farm Credit Bank:
2,000,000	0.3200%, 12/21/09	1,999,201
	Federal Home Loan Bank System:
1,500,000	0.1420%, 12/8/09	1,497,095
6,785,046	0.7000%, 1/15/42	6,785,046
	Freddie Mac:
5,000,000	0.1456%, 12/7/09	4,999,916
3,000,000	0.1488%, 12/23/09	2,999,851
5,000,000	0.3394%, 2/4/10	5,000,000

Total U.S. Government Agency Variable Notes (amortized cost $23,281,109)		23,281,109

Total Investments (total amortized cost $227,945,651) – 99.7%		227,945,651

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		585,199

Net Assets – 100%		$228,530,850

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 45

Statements of Assets and Liabilities – Bond Funds

As of October 31, 2009	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands except net asset value per share)	Bond Fund	Fund	Bond Fund

Assets:
Investments at cost	$1,882,725	$983,411	$1,326,235
Unaffiliated investments at value	$1,939,135	$1,009,381	$1,290,562
Affiliated money market investments	36,299	49,468	68,338
Cash	4,901	1,263	861
Receivables:
Investments sold	26,015	–	–
Fund shares sold	9,481	2,897	13,756
Dividends	9	27	10
Interest	26,479	23,236	13,403
Non-interested Trustees’ deferred compensation	48	26	33
Other assets	12	388	12
Total Assets	2,042,379	1,086,686	1,386,975
Liabilities:
Payables:
Investments purchased	32,459	24,594	26,449
Fund shares repurchased	2,762	3,708	5,712
Dividends and distributions	476	551	50
Advisory fees	357	505	434
Transfer agent fees and expenses	50	23	15
Administrative fees – Class J Shares(1)	175	156	215
Administrative fees – Class R Shares	1	–	N/A
Administrative fees – Class S Shares	15	1	1
Distribution fees – Class A Shares	51	18	8
Distribution fees – Class C Shares	131	50	17
Distribution fees – Class R Shares	1	–	N/A
Distribution fees – Class S Shares	15	1	1
Networking fees – Class A Shares	17	4	–
Networking fees – Class C Shares	19	2	–
Networking fees – Class I Shares	–	–	–
Non-interested Trustees’ fees and expenses	3	3	–
Non-interested Trustees’ deferred compensation fees	48	26	33
Accrued expenses	155	129	38
Total Liabilities	36,735	29,771	32,973
Net Assets	$2,005,644	$1,056,915	$1,354,002
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,900,529	$1,111,481	$1,320,881
Undistributed net investment income/(loss)*	1,171	445	152
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	11,242	(130,445)	309
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	92,702	75,434	32,660
Total Net Assets	$2,005,644	$1,056,915	$1,354,002
Net Assets – Class A Shares	$231,112	$84,972	$43,636
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,191	10,254	14,248
Net Asset Value Per Share(2)	$10.41	$8.29	$3.06
Maximum Offering Price Per Share(3)	$10.93	$8.70	$3.25
Net Assets – Class C Shares	$161,218	$61,744	$23,567
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,480	7,450	7,709
Net Asset Value Per Share(2)	$10.41	$8.29	$3.06
Net Assets – Class I Shares	$453,037	$22,052	$69,785
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,500	2,662	22,813
Net Asset Value Per Share	$10.41	$8.28	$3.06
Net Assets – Class J Shares	$1,086,604	$881,347	$1,212,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	104,319	106,423	395,626
Net Asset Value Per Share	$10.42	$8.28	$3.06
Net Assets – Class R Shares	$3,120	$959	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	300	116	N/A
Net Asset Value Per Share	$10.42	$8.28	N/A
Net Assets – Class S Shares	$70,553	$5,841	$4,549
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,771	704	1,489
Net Asset Value Per Share	$10.42	$8.29	$3.06

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

46 | October 31, 2009

Statements of Operations – Bond Funds

For the fiscal year ended October 31, 2009	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands)	Bond Fund	Fund	Bond Fund

Investment Income:
Interest	$56,583	$81,300	$24,896
Dividends	–	181	–
Dividends from affiliates	107	135	96
Fee Income	–	176	–
Total Investment Income	56,690	81,792	24,992
Expenses:
Advisory fees	5,220	3,698	3,524
Transfer agent fees and expenses	332	164	134
Registration fees	185	112	149
Custodian fees	34	21	17
Audit fees	9	10	28
Non-interested Trustees’ fees and expenses	35	15	15
Administrative fees – Class J Shares(1)	1,572	1,181	1,172
Administrative fees – Class R Shares	2	1	N/A
Administrative fees – Class S Shares	55	4	2
Distribution fees – Class A Shares	177	61	15
Distribution fees – Class C Shares	444	165	29
Distribution fees – Class R Shares	4	1	N/A
Distribution fees – Class S Shares	55	4	2
Networking fees – Class A Shares	40	10	–
Networking fees – Class C Shares	40	7	–
Networking fees – Class I Shares	1	–	–
Other expenses	274	239	177
Non-recurring costs (Note 4)	–	–	–
Cost assumed by Janus Capital Management LLC (Note 4)	–	–	–
Total Expenses	8,479	5,693	5,264
Expense and Fee Offset	(6)	(1)	(12)
Net Expenses	8,473	5,692	5,252
Less: Excess Expense Reimbursement	(7)	–	(915)
Net Expenses after Expense Reimbursement	8,466	5,692	4,337
Net Investment Income/(Loss)	48,224	76,100	20,655
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	33,784	(42,414)	5,043
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	125,978	171,845	32,492
Net Gain/(Loss) on Investments	159,762	129,431	37,535
Net Increase/(Decrease) in Net Assets Resulting from Operations	$207,986	$205,531	$58,190

(1)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 47

Statements of Changes in Net Assets – Bond Funds

	Janus Flexible		Janus High-Yield		Janus Short-Term
For each fiscal year ended October 31	Bond Fund		Fund		Bond Fund
(all numbers in thousands)	2009	2008	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$48,224	$36,955	$76,100	$42,195	$20,655	$6,779
Net realized gain/(loss) from investment and foreign currency transactions	33,784	5,173	(42,414)	(61,623)	5,043	(1,616)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	125,978	(39,708)	171,845	(87,723)	32,492	11
Net Increase/(Decrease) in Net Assets Resulting from Operations	207,986	2,420	205,531	(107,151)	58,190	5,174
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(3,018)	N/A	(2,470)	N/A	(171)	N/A
Class C Shares	(1,552)	N/A	(1,539)	N/A	(61)	N/A
Class I Shares	(2,987)	N/A	(499)	N/A	(86)	N/A
Class J Shares(1)	(39,850)	(37,243)	(71,629)	(42,198)	(20,188)	(6,781)
Class R Shares	(33)	N/A	(28)	N/A	N/A	N/A
Class S Shares	(877)	N/A	(161)	N/A	(22)	N/A
Net realized gain/(loss) from investment transactions*
Class A Shares	–	N/A	–	N/A	–	N/A
Class C Shares	–	N/A	–	N/A	–	N/A
Class I Shares	–	N/A	–	N/A	–	N/A
Class J Shares(1)	–	–	–	–	–	–
Class R Shares	–	N/A	–	N/A	N/A	N/A
Class S Shares	–	N/A	–	N/A	–	N/A
Net (Decrease) from Dividends and Distributions	(48,317)	(37,243)	(76,326)	(42,198)	(20,528)	(6,781)
Capital Share Transactions:
Shares sold
Class A Shares	99,964	N/A	32,160	N/A	44,791	N/A
Class C Shares	58,100	N/A	23,589	N/A	23,813	N/A
Class I Shares	307,620	N/A	15,328	N/A	71,096	N/A
Class J Shares(1)	466,061	338,947	467,613	105,767	1,260,160	123,263
Class R Shares	1,990	N/A	43	N/A	N/A	N/A
Class S Shares	23,950	N/A	2,904	N/A	6,819	N/A
Shares issued in connection with acquisition (see Note 9)
Class A Shares	182,146	N/A	55,786	N/A	N/A	N/A
Class C Shares	107,892	N/A	36,350	N/A	N/A	N/A
Class I Shares	140,078	N/A	11,556	N/A	N/A	N/A
Class R Shares	1,321	N/A	879	N/A	N/A	N/A
Class S Shares	58,255	N/A	3,581	N/A	N/A	N/A
Redemption fees
Class I Shares	N/A	N/A	–	N/A	N/A	N/A
Class J Shares(1)	N/A	N/A	346	122	N/A	N/A
Class R Shares	N/A	N/A	–	N/A	N/A	N/A
Class S Shares	N/A	N/A	5	N/A	N/A	N/A
Reinvested dividends and distributions
Class A Shares	2,200	N/A	2,021	N/A	78	N/A
Class C Shares	824	N/A	1,114	N/A	42	N/A
Class I Shares	2,842	N/A	441	N/A	17	N/A
Class J Shares(1)	37,151	34,700	66,465	38,520	18,905	6,546
Class R Shares	26	N/A	28	N/A	N/A	N/A
Class S Shares	858	N/A	117	N/A	8	N/A
Shares repurchased
Class A Shares	(65,835)	N/A	(13,009)	N/A	(1,492)	N/A
Class C Shares	(13,725)	N/A	(5,010)	N/A	(409)	N/A
Class I Shares	(11,062)	N/A	(6,688)	N/A	(1,535)	N/A
Class J Shares(1)	(277,166)	(357,857)	(148,029)	(205,646)	(335,458)	(69,021)
Class R Shares	(367)	N/A	–	N/A	N/A	N/A
Class S Shares	(17,691)	N/A	(1,170)	N/A	(2,318)	N/A
Net Increase/(Decrease) from Capital Share Transactions	1,105,432	15,790	546,420	(61,237)	1,084,517	60,788
Net Increase/(Decrease) in Net Assets	1,265,101	(19,033)	675,625	(210,586)	1,122,179	59,181
Net Assets:
Beginning of period	740,543	759,576	381,290	591,876	231,823	172,642
End of period	$2,005,644	$740,543	$1,056,915	$381,290	$1,354,002	$231,823

Undistributed net investment income/(loss)*	$1,171	$1,102	$445	$303	$152	$26

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”

See Notes to Financial Statements.

48 | October 31, 2009

Financial Highlights - Bond Funds

Class A Shares

For a share outstanding during	Janus Flexible Bond Fund	Janus High-Yield Fund
the fiscal period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$9.97	$7.61
Income from Investment Operations:
Net investment income/(loss)	.14	.27
Net gain/(loss) on investments (both realized and unrealized)	.44	.68
Total from Investment Operations	.58	.95
Less Distributions:
Dividends (from net investment income)*	(.14)	(.27)
Distributions (from capital gains)*	–	–
Total Distributions	(.14)	(.27)
Net Asset Value, End of Period	$10.41	$8.29
Total Return**	5.87%	12.63%
Net Assets, End of Period (in thousands)	$231,112	$84,972
Average Net Assets for the Period (in thousands)	$218,408	$75,369
Ratio of Gross Expenses to Average Net Assets***(2)	0.80%	0.96%
Ratio of Net Expenses to Average Net Assets***(2)	0.80%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.28%	10.07%
Portfolio Turnover Rate***	215%	97%

Class A Shares

For a share outstanding during	Janus Short-Term Bond Fund
the fiscal period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$3.01
Income from Investment Operations:
Net investment income/(loss)	.04
Net gain/(loss) on investments (both realized and unrealized)	.05
Total from Investment Operations	.09
Less Distributions:
Dividends (from net investment income)*	(.04)
Distributions (from capital gains)*	–
Total Distributions	(.04)
Net Asset Value, End of Period	$3.06
Total Return**	3.05%
Net Assets, End of Period (in thousands)	$43,636
Average Net Assets for the Period (in thousands)	$18,271
Ratio of Gross Expenses to Average Net Assets***(2)	0.82%
Ratio of Net Expenses to Average Net Assets***(2)	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.78%
Portfolio Turnover Rate***	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 49

Financial Highlights - Bond Funds (continued)

Class C Shares

For a share outstanding during	Janus Flexible Bond Fund	Janus High-Yield Fund
the fiscal period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$9.97	$7.61
Income from Investment Operations:
Net investment income/(loss)	.12	.27
Net gain/(loss) on investments (both realized and unrealized)	.44	.68
Total from Investment Operations	.56	.95
Less Distributions:
Dividends (from net investment income)*	(.12)	(.27)
Distributions (from capital gains)*	–	–
Total Distributions	(.12)	(.27)
Net Asset Value, End of Period	$10.41	$8.29
Total Return**	5.61%	12.36%
Net Assets, End of Period (in thousands)	$161,218	$61,744
Average Net Assets for the Period (in thousands)	$137,244	$51,080
Ratio of Gross Expenses to Average Net Assets***(2)	1.57%	1.71%
Ratio of Net Expenses to Average Net Assets***(2)	1.57%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.51%	9.27%
Portfolio Turnover Rate***	215%	97%

Class C Shares

For a share outstanding during	Janus Short-Term Bond Fund
the fiscal period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$3.01
Income from Investment Operations:
Net investment income/(loss)	.05
Net gain/(loss) on investments (both realized and unrealized)	.05
Total from Investment Operations	.10
Less Distributions:
Dividends (from net investment income)*	(.05)
Distributions (from capital gains)*	–
Total Distributions	(.05)
Net Asset Value, End of Period	$3.06
Total Return**	3.31%
Net Assets, End of Period (in thousands)	$23,567
Average Net Assets for the Period (in thousands)	$8,848
Ratio of Gross Expenses to Average Net Assets***(2)	1.57%
Ratio of Net Expenses to Average Net Assets***(2)	1.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.01%
Portfolio Turnover Rate***	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

50 | October 31, 2009

Class I Shares

For a share outstanding during	Janus Flexible Bond Fund	Janus High-Yield Fund
the fiscal period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$9.97	$7.61
Income from Investment Operations:
Net investment income/(loss)	.15	.28
Net gain/(loss) on investments (both realized and unrealized)	.44	.67
Total from Investment Operations	.59	.95
Less Distributions:
Dividends (from net investment income)*	(.15)	(.28)
Distributions (from capital gains)*	–	–
Total Distributions	(.15)	(.28)
Net Asset Value, End of Period	$10.41	$8.28
Total Return**	5.96%	12.60%
Net Assets, End of Period (in thousands)	$453,037	$22,052
Average Net Assets for the Period (in thousands)	$202,602	$14,845
Ratio of Gross Expenses to Average Net Assets***(2)	0.48%	0.66%
Ratio of Net Expenses to Average Net Assets***(2)	0.48%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.55%	10.33%
Portfolio Turnover Rate***	215%	97%

Class I Shares

For a share outstanding during	Janus Short-Term Bond Fund
the fiscal period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$3.01
Income from Investment Operations:
Net investment income/(loss)	.03
Net gain/(loss) on investments (both realized and unrealized)	.05
Total from Investment Operations	.08
Less Distributions:
Dividends (from net investment income)*	(.03)
Distributions (from capital gains)*	–
Total Distributions	(.03)
Net Asset Value, End of Period	$3.06
Total Return**	2.75%
Net Assets, End of Period (in thousands)	$69,785
Average Net Assets for the Period (in thousands)	$8,399
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.59%
Ratio of Net Expenses to Average Net Assets***(2)	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.85%
Portfolio Turnover Rate***	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 51

Financial Highlights - Bond Funds (continued)

Class J Shares(1)

For a share outstanding during	Janus Flexible Bond Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.09	$9.45	$9.42	$9.41	$9.76
Income from Investment Operations:
Net investment income/(loss)	.43	.42	.46	.42	.40
Net gain/(loss) on investments (both realized and unrealized)	1.33	(.36)	.02	.02	(.34)
Total from Investment Operations	1.76	.06	.48	.44	.06
Less Distributions:
Dividends (from net investment income)*	(.43)	(.42)	(.45)	(.43)	(.41)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.43)	(.42)	(.45)	(.43)	(.41)
Net Asset Value, End of Period	$10.42	$9.09	$9.45	$9.42	$9.41
Total Return	19.74%	0.50%	5.27%	4.80%	0.60%
Net Assets, End of Period (in thousands)	$1,086,604	$740,543	$759,576	$766,863	$935,168
Average Net Assets for the Period (in thousands)	$915,900	$855,399	$755,593	$827,407	$1,037,336
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.73%	0.78%	0.80%	0.83%	0.78%
Ratio of Net Expenses to Average Net Assets(2)	0.73%	0.77%	0.80%	0.82%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.34%	4.32%	4.81%	4.37%	4.01%
Portfolio Turnover Rate	215%	185%	140%(4)	144%(4)	174%(4)

Class J Shares(1)

For a share outstanding during	Janus High-Yield Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.94	$9.53	$9.69	$9.48	$9.86
Income from Investment Operations:
Net investment income/(loss)	.93	.73	.73	.71	.65
Net gain/(loss) on investments (both realized and unrealized)	1.34	(2.59)	(.16)	.20	(.38)
Total from Investment Operations	2.27	(1.86)	.57	.91	.27
Less Distributions and Other:
Dividends (from net investment income)*	(.93)	(.73)	(.73)	(.70)	(.65)
Distributions (from capital gains)*	–	–	–	–	–
Redemption Fees	–(5)	–(5)	–(5)	–(5)	–(5)
Total Distributions and Other	(.93)	(.73)	(.73)	(.70)	(.65)
Net Asset Value, End of Period	$8.28	$6.94	$9.53	$9.69	$9.48
Total Return	35.34%	(20.74)%	6.04%	10.00%	2.76%
Net Assets, End of Period (in thousands)	$881,347	$381,290	$591,876	$511,619	$523,183
Average Net Assets for the Period (in thousands)	$574,291	$510,868	$579,507	$490,849	$548,993
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.89%	0.90%	0.87%	0.91%	0.88%
Ratio of Net Expenses to Average Net Assets(2)	0.89%	0.89%	0.86%	0.90%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets	12.44%	8.26%	7.54%	7.37%	6.65%
Portfolio Turnover Rate	97%	109%	114%	119%	102%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	See Note 6 in Notes to Financial Statements.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006 and 180% in 2005.
(5)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

52 | October 31, 2009

Class J Shares(1)

For a share outstanding during	Janus Short-Term Bond Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$2.87	$2.88	$2.88	$2.87	$2.94
Income from Investment Operations:
Net investment income/(loss)	.10	.10	.13	.11	.08
Net gain/(loss) on investments (both realized and unrealized)	.19	(.01)	–	.01	(.06)
Total from Investment Operations	.29	.09	.13	.12	.02
Less Distributions:
Dividends (from net investment income)*	(.10)	(.10)	(.13)	(.11)	(.08)
Distributions (from capital gains)*	–	–	–	–	(.01)
Total Distributions	(.10)	(.10)	(.13)	(.11)	(.09)
Net Asset Value, End of Period	$3.06	$2.87	$2.88	$2.88	$2.87
Total Return	10.35%	3.24%	4.74%	4.08%	0.65%
Net Assets, End of Period (in thousands)	$1,212,465	$231,823	$172,642	$175,258	$201,493
Average Net Assets for the Period (in thousands)	$588,441	$193,360	$172,326	$182,285	$233,536
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.72%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Expenses to Average Net Assets(2)	0.72%	0.64%	0.64%	0.64%	0.64%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.46%	3.51%	4.63%	3.65%	2.75%
Portfolio Turnover Rate	57%	127%	130%	120%	97%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	See Note 6 in Notes to Financial Statements.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 53

Financial Highlights - Bond Funds (continued)

Class R Shares

For a share outstanding during	Janus Flexible Bond Fund	Janus High-Yield Fund
the fiscal period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$9.97	$7.61
Income from Investment Operations:
Net investment income/(loss)	.13	.26
Net gain/(loss) on investments (both realized and unrealized)	.45	.67
Total from Investment Operations	.58	.93
Less Distributions:
Dividends (from net investment income)*	(.13)	(.26)
Distributions (from capital gains)*	–	–
Total Distributions	(.13)	(.26)
Net Asset Value, End of Period	$10.42	$8.28
Total Return**	5.81%	12.33%
Net Assets, End of Period (in thousands)	$3,120	$959
Average Net Assets for the Period (in thousands)	$2,700	$885
Ratio of Gross Expenses to Average Net Assets***(2)	1.25%	1.41%
Ratio of Net Expenses to Average Net Assets***(2)	1.24%	1.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.83%	9.83%
Portfolio Turnover Rate***	215%	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

54 | October 31, 2009

Class S Shares

For a share outstanding during	Janus Flexible Bond Fund	Janus High-Yield Fund
the fiscal period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$9.97	$7.61
Income from Investment Operations:
Net investment income/(loss)	.14	.27
Net gain/(loss) on investments (both realized and unrealized)	.45	.67
Total from Investment Operations	.59	.94
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.27)
Distributions (from capital gains)*	–	–
Redemption fees	N/A	.01
Total Distributions and Other	(.14)	(.26)
Net Asset Value, End of Period	$10.42	$8.29
Total Return**	5.89%	12.55%
Net Assets, End of Period (in thousands)	$70,553	$5,841
Average Net Assets for the Period (in thousands)	$67,591	$5,037
Ratio of Gross Expenses to Average Net Assets***(2)	0.99%	1.18%
Ratio of Net Expenses to Average Net Assets***(2)	0.99%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.10%	9.82%
Portfolio Turnover Rate***	215%	97%

Class S Shares

For a share outstanding during	Janus Short-Term Bond Fund
the fiscal period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$3.01
Income from Investment Operations:
Net investment income/(loss)	.03
Net gain/(loss) on investments (both realized and unrealized)	.05
Total from Investment Operations	.08
Less Distributions:
Dividends (from net investment income)*	(.03)
Distributions (from capital gains)*	–
Total Distributions	(.03)
Net Asset Value, End of Period	$3.06
Total Return**	2.62%
Net Assets, End of Period (in thousands)	$4,549
Average Net Assets for the Period (in thousands)	$2,543
Ratio of Gross Expenses to Average Net Assets***(2)	1.07%
Ratio of Net Expenses to Average Net Assets***(2)	1.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.59%
Portfolio Turnover Rate***	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 55

Statements of Assets and Liabilities – Money Market Funds

		Janus Government
As of October 31, 2009	Janus Money	Money
(all numbers in thousands except net asset value per share)	Market Fund	Market Fund

Assets:
Investments at amortized cost	$1,416,693	$157,446
Repurchase Agreements	$100,000	$70,500
Cash	241	249
Receivables:
Fund shares sold	4,289	590
Interest	264	35
Non-interested Trustees’ deferred compensation	37	6
Other assets	–	20
Total Assets	1,521,524	228,846
Liabilities:
Payables:
Fund shares repurchased	3,303	234
Dividends and distributions	66	3
Advisory fees	130	20
Administrative services fees	247	37
Non-interested Trustees’ fees and expenses	7	1
Non-interested Trustees’ deferred compensation fees	37	6
Accrued expenses and other payables	19	14
Total Liabilities	3,809	315
Net Assets	$1,517,715	$228,531
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,517,743	$228,517
Undistributed net investment income/(loss)*	(22)	(1)
Undistributed net realized gain/(loss) from investment transactions*	–	16
Unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(6)	(1)
Total Net Assets	$1,517,715	$228,531
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,517,736	228,517
Net Asset Value Per Share	$1.00	$1.00

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

56 | October 31, 2009

Statements of Operations – Money Market Funds

		Janus Government
For the fiscal year ended October 31, 2009	Janus Money	Money
(all numbers in thousands)	Market Fund	Market Fund

Investment Income:
Interest	$13,096	$1,775
Total Investment Income	13,096	1,775
Expenses:
Advisory fees	3,570	548
Non-interested Trustees’ fees and expenses	57	8
Administrative services fees	8,922	1,370
Money market insurance program expense	423	55
Other Expenses	–	–
Total Expenses	12,972	1,981
Less: Excess Expense Reimbursement	(3,396)	(478)
Net Expenses after Expense Reimbursement	9,576	1,503
Net Investment Income/(Loss)	3,520	272
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	1	16
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(24)	(4)
Net Gain/(Loss) on Investments	(23)	12
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,497	$284

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 57

Statements of Changes in Net Assets – Money Market Funds

			Janus Government
	Janus Money		Money
For each fiscal year ended October 31	Market Fund		Market Fund
(all numbers in thousands)	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$3,520	$51,783	$272	$5,248
Net realized gain/(loss) from investment transactions	1	15	16	1
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(24)	12	(4)	2
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,497	51,810	284	5,251
Dividends and Distributions to Shareholders:
Net investment income*
Class J Shares(1)	(3,458)	(51,867)	(250)	(5,270)
Net realized gain/(loss) from investment transactions*
Class J Shares(1)	–	(14)	–	(1)
Net Decrease from Dividends and Distributions	(3,458)	(51,881)	(250)	(5,271)
Capital Share Transactions:
Shares sold
Class J Shares(1)	697,726	1,521,432	102,392	247,174
Reinvested dividends and distributions
Class J Shares(1)	3,101	46,527	242	5,174
Shares repurchased
Class J Shares(1)	(1,166,589)	(1,306,364)	(186,385)	(128,213)
Net Increase/(Decrease) from Capital Share Transactions	(465,762)	261,595	(83,751)	124,135
Net Increase/(Decrease) in Net Assets	(465,723)	261,524	(83,717)	124,115
Net Assets:
Beginning of period	1,983,438	1,721,914	312,248	188,133
End of period	$1,517,715	$1,983,438	$228,531	$312,248

Undistributed net investment income/(loss)*	$(22)	$(88)	$(1)	$(23)

*	See Note 5 in the Notes to Financial Statements.
(1)	Effective July 6, 2009, the Funds changed the name of their Investor Shares to “Class J Shares.”

See Notes to Financial Statements.

58 | October 31, 2009

Financial Highlights - Money Market Funds

Class J Shares(1)

For a share outstanding during	Janus Money Market Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	–	.03	.05	.04	.02
Net gain/(loss) on investments	–	–	–	–	–
Total from Investment Operations	–	.03	.05	.04	.02
Less Distributions:
Dividends (from net investment income)*	–	(.03)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(.03)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.18%	2.76%	4.93%	4.39%	2.41%
Net Assets, End of Period (in thousands)	$1,517,715	$1,983,438	$1,721,914	$1,412,927	$1,360,997
Average Net Assets for the Period (in thousands)	$1,785,483	$1,931,685	$1,577,950	$1,362,170	$1,449,569
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.54%(4)	0.61%(4)	0.60%(4)	0.60%(4)	0.60%(4)
Ratio of Net Expenses to Average Net Assets(2)	0.54%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.20%	2.68%	4.82%	4.31%	2.36%

Class J Shares(1)

For a share outstanding during	Janus Government Money Market Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	–	.02	.05	.04	.02
Net gain/(loss) on investments	–	–	–	–	–
Total from Investment Operations	–	.02	.05	.04	.02
Less Distributions:
Dividends (from net investment income)*	–	(.02)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(.02)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.08%	2.46%	4.79%	4.31%	2.34%
Net Assets, End of Period (in thousands)	$228,531	$312,248	$188,133	$176,188	$186,361
Average Net Assets for the Period (in thousands)	$273,901	$225,293	$177,655	$176,580	$198,231
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.55%(5)	0.62%(5)	0.61%(5)	0.61%(5)	0.61%(5)
Ratio of Net Expenses to Average Net Assets(2)	0.55%	0.62%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.10%	2.33%	4.69%	4.22%	2.29%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund changed the name of its Investor Shares to “Class J Shares.”
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	The ratio was 0.73% in 2009, 0.71% in 2008, 0.70% in 2007, 0.70% in 2006 and 0.70% in 2005 before waiver of certain fees incurred by the Fund.
(5)	The ratio was 0.73% in 2009, 0.72% in 2008, 0.71% in 2007, 0.71% in 2006 and 0.71% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 59

Notes to Schedules of Investments

Barclays Capital 1-3 Year U.S. Government/Credit Index	Is composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index	Is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

(a)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. Interest and dividends will not be accrued until time of settlement.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

60 | October 31, 2009

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Flexible Bond Fund
FMR LLC, 6.4500%, 11/15/39 (144A)	10/28/09	$4,779,079	$4,808,547	0.2%
Mead Johnson Nutrition Co.- Series A, 3.5000%, 11/1/14 (144A)	10/29/09	1,940,268	1,956,971	0.1%
Mead Johnson Nutrition Co.- Series A, 4.9000%, 11/1/19 (144A)	10/29/09	2,287,941	2,326,767	0.1%
Mead Johnson Nutrition Co.- Series A, 5.9000%, 11/1/39 (144A)	10/29/09	1,649,555	1,704,401	0.1%

		$10,656,843	$10,796,686	0.5%

Janus High-Yield Fund
Associated Materials LLC, 9.8750%, 11/15/16 (144A)	10/29/09 – 10/30/09	$3,350,853	$3,362,000	0.3%
Berry Plastics Escrow, 8.2500%, 11/15/15 (144A)	10/28/09	1,680,297	1,670,250	0.2%
Dole Food Automatic Exchange, 7.0000% (144A)	10/22/09	4,515,188	4,406,823	0.4%
Intelsat Subsidiary Holding Co., Ltd., 8.8750%, 1/15/15 (144A)	1/29/09 – 8/13/09	1,567,046	1,603,993	0.2%
Universal City Development, 8.8750%, 11/15/15 (144A)	10/27/09	1,112,130	1,113,750	0.1%
Universal City Development, 10.8750%, 11/15/16 (144A)	10/27/09	568,077	575,000	0.1%

		$12,793,591	$12,731,816	1.3%

Janus Short-Term Bond Fund
Mead Johnson Nutrition Co.- Series A, 3.5000%, 11/1/14 (144A)	10/29/09	$3,856,644	$3,889,845	0.3%
SP Powerassets, Ltd., 5.0000% 10/22/13 (144A)	8/21/09	6,338,625	6,422,692	0.5%

		$10,195,269	$10,312,537	0.8%

The Funds have registration rights for certain restricted securities held as of October 31, 2009. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of October 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of October 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Bond
Janus Flexible Bond Fund
Corporate Bonds	$–	$1,411,865,009	$–

Mortgage-Backed Securities	–	18,149,833	–

U.S. Treasury Notes/Bonds	–	509,120,343	–

Money Market	–	36,298,891	–

Total Investments in Securities	$–	$1,975,434,076	$–

Investments in Securities:
Bond
Janus High-Yield Fund
Bank Loans	$–	$10,739,278	$–

Corporate Bonds	–	992,759,635	–

Preferred Stock	–	5,881,818	–

Money Market	–	49,467,814	–

Total Investments in Securities	$–	$1,058,848,545	$–

Investments in Securities:
Bond
Janus Short-Term Bond Fund
Bank Loans	$–	$8,428,290	$–

Corporate Bonds	–	880,178,818	–

Mortgage-Backed Securities	–	73,257,201	–

Janus Bond & Money Market Funds | 61

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

U.S. Treasury Notes/Bonds	–	327,554,363	–

Short-Term Taxable Variable Rate Demand Note	–	1,142,425	–

Money Market	–	68,338,439	–

Total Investments in Securities	$–	$1,358,899,536	$–

Investments in Securities:
Money Market
Janus Government Money Market Fund
Repurchase Agreements	–	$70,500,000	–

Taxable Variable Rate Demand Notes	–	50,030,000	–

U.S. Government Agency Notes	–	84,134,542	–

U.S. Government Agency Variable Notes	–	23,281,109	–

Total Investments in Securities	$–	$227,945,651	$–

Investments in Securities:
Money Market
Janus Money Market Fund
Certificates of Deposit	–	$462,000,636	–

Commercial Paper	–	379,970,877	–

Floating Rate Note	–	30,000,000	–

Repurchase Agreement	–	100,000,000	–

Taxable Variable Rate Demand Notes	–	228,070,000	–

Time Deposit	–	74,700,000	–

U.S. Government Agency Notes	–	241,951,674	–

Total Investments in Securities	$–	$1,516,693,187	$–

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of October 31, 2009 is noted below.

Fund	Aggregate Value

Bond
Janus High-Yield Fund	$21,830,000
Janus Flexible Bond Fund	9,038,673

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2009.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

62 | October 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund (each, a “predecessor fund” and collectively, the “predecessor funds”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”).

Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively, the “Bond Funds”) and Janus Money Market Fund and Janus Government Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Bond Funds and the Money Market Funds (collectively, the “Funds” and individually, a “Fund”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Funds changed their fiscal year end from October 31 to June 30. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Bond Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Bond Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Bond Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Funds either directly or through financial intermediaries.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio

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Notes to Financial Statements (continued)

securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Bond Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Bond Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

64 | October 31, 2009

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2009, the Funds and predecessor funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Bond Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Bond Funds may invest in derivative instruments including,

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Notes to Financial Statements (continued)

but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Bond Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Bond Funds invest in a derivative for speculative purposes, the Bond Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Bond Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Bond Funds and the counterparty and by having the counterparty post collateral to cover the Bond Funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The Bond Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Bond Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Bond Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Bond Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the

66 | October 31, 2009

values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Bond Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Bond Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Bond Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Bond Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Bond Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Bond Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Bond Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Bond Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Bond Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Bond Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Bond Funds and the counterparty and by having the counterparty post collateral to cover the Bond Funds’ exposure to the counterparty.

Holdings of the Bond Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

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Notes to Financial Statements (continued)

The risk in writing call options is that the Bond Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Bond Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Bond Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Bond Funds may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Bond Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Bond Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Bond Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Bond Funds are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses of the Bond Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Bond Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Bond Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Bond Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Bond Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Bond Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by

68 | October 31, 2009

having a netting arrangement between the Bond Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Funds during the fiscal year ended October 31, 2009.

3.	Other investments and strategies

Additional Investment Risk
The Bond Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Bond Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Bond Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Bond Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended October 31, 2009 are indicated in the table below:

	Average Monthly
Fund	Value	Rates

Bond
Janus High-Yield Fund	$7,484,003	0% - 3.2900%
Janus Short-Term Bond Fund	2,022,092	0% - 8.0000%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep

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Notes to Financial Statements (continued)

arrangements whereby a Fund’s cash balances are invested in one or more money market funds or cash-managed pooled investment vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Bond Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Bond Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Bond Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and

70 | October 31, 2009

credit of the U.S. Government. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and the Funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
The Bond Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Janus Bond & Money Market Funds | 71

Notes to Financial Statements (continued)

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Janus funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Bond Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Bond Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

A Fund may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

72 | October 31, 2009

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Funds’ contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Bond
Janus Flexible Bond Fund*	First $300 Million	0.50%
	Over $300 Million	0.40%
Janus High-Yield Fund	First $300 Million	0.65%
	Over $300 Million	0.55%
Janus Short-Term Bond Fund	First $300 Million	0.64%
	Over $300 Million	0.54%
Money Market
Janus Money Market Fund	All Asset Levels	0.20%
Janus Government Money Market Fund	All Asset Levels	0.20%

*	Prior to July 6, 2009, the Fund’s investment advisory rate was based on a breakpoint schedule of 0.58% on the first $300 million of the average daily closing net asset value, and 0.48% on assets in excess of $300 million.

Janus Capital has agreed to waive one-half of each Money Market Fund’s advisory fees. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pay Janus Capital an administration fee. This fee is 0.50% of average daily net assets. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares. For the period November 1, 2008 to July 2, 2009, Janus Services also received a $4.00 per open shareholder account for each of the Funds for transfer agency services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Certain intermediaries may charge administrative fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of Class A Shares, Class C Shares, and Class I Shares. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Bond Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Until July 6, 2009, Janus Capital had agreed to reimburse the Bond Funds by the amount, if any, that the Funds’ normal operating expenses in any fiscal year, including the

Janus Bond & Money Market Funds | 73

Notes to Financial Statements (continued)

investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses) exceeded the annual rate noted below. Effective July 6, 2009, Janus Capital has agreed until at least November 1, 2010 to reimburse the Bond Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class J Shares Class R Shares, and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense	Previous
	Limit (%)	Expense
	(July 6, 2009	Limit (%)
Fund	to Present)	(until July 6, 2009)

Bond
Janus Flexible Bond Fund	0.55%	0.93%
Janus High-Yield Fund	0.78%	0.90%
Janus Short-Term Bond Fund	0.55%	0.64%

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Bond Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, Janus Capital assumed $8,636 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 10. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $357,283 was paid by the Trust during the fiscal year ended October 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price for the Bond Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended October 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Bond
Janus Flexible Bond Fund	$30,148
Janus High-Yield Fund	47,181
Janus Short-Term Bond Fund	7,165

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended October 31, 2009,

74 | October 31, 2009

redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Bond
Janus Flexible Bond Fund	$8,174
Janus High-Yield Bond Fund	9,401
Janus Short-Term Bond Fund	135

The Bond Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Bond Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended October 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost(1)	Shares/Cost(1)	Income	at 10/31/09

Janus Cash Liquidity Fund LLC
Bond
Janus Flexible Bond Fund	$1,158,447,829	$(1,122,148,938)	$107,150	$36,298,891
Janus High-Yield Fund	478,441,464	(428,973,650)	53,678	49,467,814
Janus Short-Term Bond Fund	750,108,910	(681,770,471)	69,359	68,338,439

	$2,386,998,203	$(2,232,893,059)	$230,187	$154,105,144

Janus Institutional Cash Management Fund – Institutional Shares
Bond
Janus High-Yield Fund	$81,315	$(20,717,612)	$47,090	$–
Janus Short-Term Bond Fund	11,899	(2,387,409)	8,279	–

	$93,214	$(23,105,021)	$55,369	$–

Janus Institutional Money Market Fund – Institutional Shares
Bond
Janus Flexible Bond Fund	$9,264,490	$(44,465,490)	$–	$–
Janus High-Yield Fund	5,607,657	(30,977,738)	34,289	–
Janus Short-Term Bond Fund	4,481,494	(26,388,368)	18,843	–

	$19,353,641	$(101,831,596)	$53,132	$–

(1)	Includes investments acquired pursuant to merger. See Note 9.

Janus Bond & Money Market Funds | 75

Notes to Financial Statements (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended October 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 10/31/08	Purchases	Purchases	Redemptions	Redemption	at 10/31/09

Bond
Janus Flexible Bond Fund - Class R Shares	$100,000(1)	$–	–	$(100,000)	8/11/09	$–
Janus High-Yield Fund - Class A Shares	533,629(1)	–	–	(533,629)	8/11/09	–
Janus High-Yield Fund - Class C Shares	625,000(1)	–	–	(625,000)	8/11/09	–
Janus High-Yield Fund - Class I Shares	100,000(1)	–	–	(100,000)	8/11/09	–
Janus High-Yield Fund - Class R Shares	625,000(1)	–	–	–	–	625,000
Janus High-Yield Fund - Class S Shares	625,000(1)	–	–	(495,663)	8/11/09	129,337
Janus Short-Term Bond Fund - Class A Shares	–	1,000	7/6/09	–	–	1,000
Janus Short-Term Bond Fund - Class C Shares	–	1,000	7/6/09	–	–	1,000
Janus Short-Term Bond Fund - Class I Shares	–	1,000	7/6/09	–	–	1,000
Janus Short-Term Bond Fund - Class S Shares	–	1,000	7/6/09	–	–	1,000

(1)	Seed capital acquired pursuant to merger. See Note 9.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Bond
Janus Flexible Bond Fund	$10,546,512	$2,561,178	$–	$(56,418)	$92,063,600
Janus High-Yield Fund	470,430	–	(126,672,713)	(29,739)	71,665,394
Janus Short-Term Bond Fund	184,316	407,134	–	(38,005)	32,567,330
Money Market
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

Accumulated
Fund	October 31, 2010	October 31, 2015	October 31, 2016	October 31, 2017	Capital Losses

Bond
Janus Flexible Bond Fund	$–	$–	$–	$–	$–
Janus High-Yield Fund	(25,200,139)	(27,476)	(57,460,437)	(43,984,661)	(126,672,713)
Janus Short-Term Bond Fund	–	–	–	–	–
Money Market
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–

76 | October 31, 2009

During the fiscal year ended October 31, 2009, the following capital loss carryovers were utilized by the Funds as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

Bond
Janus Flexible Bond Fund	$21,334,647
Janus Short-Term Bond Fund	4,686,764

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Bond
Janus Flexible Bond Fund	$1,883,370,476	$94,264,051	$(2,200,451)
Janus High-Yield Fund	987,183,151	77,949,802	(6,284,408)
Janus Short-Term Bond Fund	1,326,332,206	33,062,535	(495,205)
Money Market
Janus Money Market Fund	1,516,693,187	–	–
Janus Government Money Market Fund	227,945,651	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Bond
Janus Flexible Bond Fund	$48,316,964	$–	$–	$–
Janus High-Yield Fund	76,325,622	–	–	–
Janus Short-Term Bond Fund	20,527,348	–	–	–
Money Market
Janus Money Market Fund	3,457,406	–	–	–
Janus Government Money Market Fund	249,859	–	–	–

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Bond
Janus Flexible Bond Fund	$37,242,645	$–	$–	$–
Janus High-Yield Fund	42,198,377	–	–	–
Janus Short-Term Bond Fund	6,780,656	–	–	–
Money Market
Janus Money Market Fund	51,881,406	–	–	–
Janus Government Money Market Fund	5,270,739	–	–	–

Janus Bond & Money Market Funds | 77

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Bond Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended October 31

	Janus Flexible	Janus High-Yield	Janus Short-Term
	Bond Fund	Fund	Bond Fund

Class A Shares(1)
2009	0.80%	0.96%	0.88%

Class C Shares(1)
2009	1.58%	1.71%	1.63%

Class I Shares(1)
2009	0.48%	0.66%	0.79%

Class J Shares(2)
2009	0.73%(3)	0.89%(3)	0.87%(3)
2008	0.78%(3)	0.90%(3)	0.98%(3)
2007	0.80%(3)	0.87%(3)	1.01%(3)
2006	0.83%(3)	0.93%(3)	1.06%(3)
2005	0.78%(3)	0.88%(3)	0.97%(3)

Class R Shares(1)
2009	1.25%	1.41%	N/A

Class S Shares(1)
2009	0.99%	1.18%	1.13%

(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

78 | October 31, 2009

7.	Capital Share Transactions

For the fiscal year or period ended October 31	Janus Flexible		Janus High-Yield		Janus Short-Term
(all numbers in thousands)	Bond Fund		Fund		Bond Fund
Bond	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares(1):
Shares sold	9,736	N/A	4,029	N/A	14,712	N/A
Shares issued in connection with acquisition (see Note 9)	18,622	N/A	7,575	N/A	N/A	N/A
Reinvested dividends and distributions	213	N/A	249	N/A	25	N/A
Shares repurchased	(6,380)	N/A	(1,599)	N/A	(489)	N/A
Net Increase/(Decrease) in Fund Shares	22,191	N/A	10,254	N/A	14,248	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	22,191	N/A	10,254	N/A	14,248	N/A
Transactions in Fund Shares – Class C Shares(1):
Shares sold	5,693	N/A	2,957	N/A	7,829	N/A
Shares issued in connection with acquisition (see Note 9)	11,050	N/A	4,978	N/A	N/A	N/A
Reinvested dividends and distributions	80	N/A	138	N/A	14	N/A
Shares repurchased	(1,343)	N/A	(623)	N/A	(134)	N/A
Net Increase/(Decrease) in Fund Shares	15,480	N/A	7,450	N/A	7,709	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	15,480	N/A	7,450	N/A	7,709	N/A
Transactions in Fund Shares – Class I Shares(1):
Shares sold	29,763	N/A	1,894	N/A	23,311	N/A
Shares issued in connection with acquisition (see Note 9)	14,545	N/A	1,551	N/A	N/A	N/A
Reinvested dividends and distributions	275	N/A	55	N/A	5	N/A
Shares repurchased	(1,083)	N/A	(838)	N/A	(503)	N/A
Net Increase/(Decrease) in Fund Shares	43,500	N/A	2,662	N/A	22,813	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	43,500	N/A	2,662	N/A	22,813	N/A
Transactions in Fund Shares – Class J Shares(2):
Shares sold	46,972	35,302	62,740	12,184	419,692	42,691
Reinvested dividends and distributions	3,739	3,631	8,890	4,476	6,288	2,267
Shares repurchased	(27,903)	(37,789)	(20,129)	(23,865)	(111,230)	(23,928)
Net Increase/(Decrease) in Fund Shares	22,808	1,144	51,501	(7,205)	314,750	21,030
Shares Outstanding, Beginning of Period	81,511	80,367	54,922	62,127	80,876	59,846
Shares Outstanding, End of Period	104,319	81,511	106,423	54,922	395,626	80,876
Transactions in Fund Shares – Class R Shares(1):
Shares sold	197	N/A	5	N/A	N/A	N/A
Shares issued in connection with acquisition (see Note 9)	136	N/A	107	N/A	N/A	N/A
Reinvested dividends and distributions	3	N/A	4	N/A	N/A	N/A
Shares repurchased	(36)	N/A	–	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	300	N/A	116	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	N/A	N/A
Shares Outstanding, End of Period	300	N/A	116	N/A	N/A	N/A
Transactions in Fund Shares – Class S Shares(1):
Shares sold	2,340	N/A	364	N/A	2,246	N/A
Shares issued in connection with acquisition (see Note 9)	6,074	N/A	470	N/A	N/A	N/A
Reinvested dividends and distributions	83	N/A	14	N/A	3	N/A
Shares repurchased	(1,726)	N/A	(144)	N/A	(760)	N/A
Net Increase/(Decrease) in Fund Shares	6,771	N/A	704	N/A	1,489	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	6,771	N/A	704	N/A	1,489	N/A

(1)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(2)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”

Janus Bond & Money Market Funds | 79

Notes to Financial Statements (continued)

For the fiscal year ended October 31
(all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund
Money Market	2009	2008	2009	2008

Transactions in Fund Shares – Class J Shares(1):
Shares sold	697,726	1,521,432	102,392	247,174
Reinvested dividends and distributions	3,100	46,528	242	5,174
Shares repurchased	(1,166,590)	(1,306,364)	(186,385)	(128,213)
Net Increase/(Decrease) in Fund Shares	(465,764)	261,596	(83,751)	124,135
Shares Outstanding, Beginning of Period	1,983,500	1,721,904	312,268	188,133
Shares Outstanding, End of Period	1,517,736	1,983,500	228,517	312,268

(1)	Effective July 6, 2009, the Funds changed the name of their Investor Shares to Class J Shares.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Bond
Janus Flexible Bond Fund	$1,952,693,407	$1,530,275,769	$1,007,211,350	$803,702,818
Janus High-Yield Fund	1,000,176,071	672,880,928	–	–
Janus Short-Term Bond Fund	1,058,014,911	201,263,569	336,778,958	135,775,128

9.	Fund Acquisition

On July 6, 2009, Janus Flexible Bond Fund and Janus High-Yield Fund acquired all of the net assets of Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-fee exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Flexible Bond Fund	40,252,957	$502,967,658	50,427,335	$948,343,596	$1,451,311,254	$13,275,300
Janus High-Yield Fund	14,642,660	111,693,397	14,681,438	653,584,506	765,277,903	3,617,428

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five

80 | October 31, 2009

consolidated amended complaints were filed with the Court, two of which still remain: (i) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); and (ii) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the originally-filed actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Steinberg case (action (i) above) except certain claims under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Janus filed a motion for summary judgment to resolve the remainder of the Section 36(b) claim. The Court has not yet ruled on the motion. In the Wiggins case (action (ii) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

11.	Subsequent Events

Effective November 1, 2009, the Funds changed their fiscal year end from October 31 to June 30.

The Board of Trustees of the Funds has approved certain changes to evolve Janus Capital’s mutual fund platform. Class J Shares that are held through a third-party intermediary will be renamed Class T Shares. Class T Shares will be available only through certain financial intermediary platforms. Fund shares that are held directly with Janus will be moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. These changes will be effective on or about February 16, 2010.

In May 2009, in accordance with the FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 17, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Bond & Money Market Funds | 81

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, and Janus Government Money Market Fund (five of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2009 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

December 17, 2009

82 | October 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free).

Janus Bond & Money Market Funds | 83

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

84 | October 31, 2009

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Bond & Money Market Funds | 85

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

86 | October 31, 2009

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Bond & Money Market Funds | 87

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

88 | October 31, 2009

OFFICERS

	Positions Held	Length of	Principal Occupations
Name, Address, and Age	with the Trust	Time Served*	During the Past Five Years

Jason Groom 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Short-Term Bond Fund.	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2004) for ING Investments.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund	5/07-Present 12/03-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund and Janus Money Market Fund	9/09-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Money Market Fund	2/99-Present 2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund and Janus Short-Term Bond Fund. Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund.	5/07-Present 7/08-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Bond & Money Market Funds | 89

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Length of	Principal Occupations
Name, Address, and Age	with the Trust	Time Served*	During the Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

90 | October 31, 2009

Notes

Janus Bond & Money Market Funds | 91

Notes

92 | October 31, 2009

Notes

Janus Bond & Money Market Funds | 93

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1109-173	11-30-10 111-02-102 12-09

2009 ANNUAL REPORT

Janus Global & International Funds

Global & International
Janus Global Life Sciences Fund
Janus Global Opportunities Fund
Janus Global Research Fund
Janus Global Technology Fund
Janus Overseas Fund
Janus Worldwide Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. Over the past twelve months, we’ve seen extreme market volatility that has resulted in significant challenges for investors around the globe. Despite the recent turmoil, we have remained committed to our research-driven approach and long-term investment view. As a result, we have continued to deliver strong results relative to many of our peers.

For the one-year period ended October 31, 2009, 78% of Janus retail funds, Class J Shares, ranked within Lipper’s top two quartiles. Looking longer-term, 92% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2009. (Lipper rankings are based on total returns. See complete rankings on page 4.)

One Year Later

The global financial system continues to heal from the unprecedented downturn that began over a year ago in September 2008. While the recovery is far from complete, we believe that the various U.S. Government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have helped stem investor uncertainty. This has been reflected in narrowing credit spreads, rising equity prices and modestly improving economic activity throughout the world, not to mention better functioning capital and funding markets.

In the U.S., the S&P 500® Index gained nearly 10% during the 12-month period, helped by a more than 53% rally off of March lows. Non-U.S. equity markets delivered strong performance gaining more than 20% (MSCI All Country World ex-U.S. IndexSM) with emerging equity markets (MSCI EMF Index) rising nearly 52% in local currency terms.

In addition to the strong recovery by equity markets, credit markets posted impressive results. Credit spreads, or the difference between the yields on corporate bonds versus the yields on equivalent Treasury bonds, narrowed sharply after reaching historically wide levels in December 2008 amidst heightened risk aversion. The U.S. High Yield market (Barclays Capital U.S. Corporate High Yield Index) posted the strongest returns, gaining over 48%. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose roughly 37% during the period.

Commodity prices were mostly higher while the U.S. dollar weakened amid a move into higher yielding currencies and concern over a rising U.S. Government deficit. Despite the continuation of the strong equity market rally that began in March of this year, rising unemployment and the downtrend in the U.S. dollar remained key concerns for investors.

Looking Ahead

We believe the outlook for the U.S. economy lies in the hands of the U.S. consumer and his/her level of comfort with the prospects for sustained growth. We’ve seen a reduction in consumption and an increase in the savings rate brought on by the financial crisis. We expect these trends to continue for some time as the U.S. consumer focuses on improving his/her financial situation and the excesses of the past are worked through the system. We think this is positive for the long-term health of the economy, but remain cautious about the prospects for a full recovery in the short-term.

As in the past, we continue to stress the importance of strong security selection in delivering results for our investors. As fundamental researchers, our goal is to avoid those companies that we think will ultimately fail to emerge successfully from market turmoil and attempt to identify those companies going through positive fundamental transition. We believe the current environment provides us with a strong opportunity to demonstrate the benefits of our integrated research-intensive approach in both the equity and fixed income markets.

Increased savings and greater diversification, with an emphasis on fixed income and dividends, are likely to be a big theme for investors over the next few years. We continue to believe a balanced strategy may provide the

Janus Global & International Funds | 1

Continued

best opportunity for long-term success for our investors, and we remain committed to delivering strong long-term relative performance on your behalf.

We thank you for your business and your continued confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.335.2687 or download the file from janus.com/info. Read it carefully before investing or sending money.

The opinions are those of the authors as of October 31, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

2 | October 31, 2009

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (11/09)

Janus Global & International Funds | 3

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund
(Inception Date)

Janus Fund(1);Class J Shares (2/70)	Large-Cap Growth Funds	20	165/832	34	238/708	28	162/589	71	215/304	17	3/17	41	315/772

Janus Enterprise Fund(1)(2);Class J Shares (9/92)	Mid-Cap Growth Funds	40	194/491	24	102/432	9	32/358	91	158/173	36	13/36	27	122/463

Janus Orion Fund(1);Class J Shares (6/00)	Multi-Cap Growth Funds	11	49/462	13	45/370	3	9/308	N/A	N/A	20	38/192	59	246/420

Janus Research Fund(1)(2);Class J Shares (5/93)	Large-Cap Growth Funds	8	66/832	12	84/708	9	51/589	53	161/304	4	3/81	10	65/669

Janus Triton Fund(1)(2);Class J Shares (2/05)	Small-Cap Growth Funds	7	37/557	2	6/475	N/A	N/A	N/A	N/A	1	4/409	1	3/364

Janus Twenty Fund(1)*;Class J Shares (4/85)	Large-Cap Growth Funds	10	82/832	1	1/708	1	2/589	27	81/304	6	2/34	30	229/784

Janus Venture Fund(1)*;Class J Shares (4/85)	Small-Cap Growth Funds	8	40/557	33	156/475	22	86/392	76	162/213	10	1/10	21	26/128

Janus Global Life Sciences Fund(1);Class J Shares (12/98)	Global Healthcare/Biotechnology Funds	35	16/45	21	8/38	22	8/36	67	10/14	17	2/11	10	4/42

Janus Global Technology Fund(1);Class J Shares (12/98)	Global Science & Technology Funds	54	39/72	26	17/65	22	13/59	90	17/18	30	5/16	40	26/64

Janus Balanced Fund(1)(2);Class J Shares (9/92)	Mixed-Asset Target Allocation Moderate Funds	14	66/503	1	1/402	1	1/310	14	20/147	4	1/27	1	1/339

Janus Contrarian Fund(1);Class J Shares (2/00)	Multi-Cap Core Funds	65	517/798	43	277/658	5	22/507	N/A	N/A	18	41/227	18	41/227

Janus Research Core Fund(1)(2);Class J Shares (6/96)	Large-Cap Core Funds	6	53/907	47	354/759	16	100/627	28	101/367	3	6/201	61	499/823

Janus Growth and Income Fund(1)(2);Class J Shares (5/91)	Large-Cap Core Funds	3	20/907	43	323/759	27	168/627	48	173/367	8	6/78	47	383/823

INTECH Risk-Managed Core Fund(1);Class J Shares (2/03)	Multi-Cap Core Funds	87	688/798	75	493/658	61	305/507	N/A	N/A	48	184/388	48	184/388

Perkins Mid Cap Value Fund(2)(3);Class J Shares (8/98)	Mid-Cap Value Funds	28	70/249	3	5/205	5	8/161	2	1/58	3	1/48	1	1/48

Perkins Small Cap Value Fund(3);Class J Shares (10/87)	Small-Cap Core Funds	15	107/754	1	6/629	6	27/511	12	30/264	4	5/131	4	5/131

Janus Flexible Bond Fund(1)(2);Class J Shares (7/87)	Intermediate Investment Grade Debt Funds	32	171/546	7	28/443	9	31/382	15	30/211	10	2/19	7	33/481

Janus High-Yield Fund(1)(2);Class J Shares (12/95)	High Current Yield Funds	65	296/460	25	94/387	24	77/332	13	26/209	7	6/90	23	70/316

Janus Short-Term Bond Fund(1)(2);Class J Shares (9/92)	Short Investment Grade Debt Funds	29	73/258	2	4/215	3	5/177	13	12/94	20	5/24	5	12/244

Janus Global Opportunities Fund(1)(2);Class J Shares (6/01)	Global Funds	21	108/538	19	68/367	54	151/283	N/A	N/A	13	24/193	55	176/322

Janus Global Research Fund(1)(2);Class J Shares (2/05)	Global Funds	13	69/538	13	46/367	N/A	N/A	N/A	N/A	5	15/301	5	15/301

Janus Overseas Fund(1)(2);Class J Shares (5/94)	International Funds	1	6/1259	1	5/924	1	1/697	4	13/373	1	1/101	1	1/613

Janus Worldwide Fund(1)(2);Class J Shares (5/91)	Global Funds	39	209/538	65	238/397	76	214/283	96	140/146	39	7/17	50	283/566

Janus Smart Portfolio – Growth(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Growth Funds	9	54/651	6	31/540	N/A	N/A	N/A	N/A	4	16/502	4	16/502

Janus Smart Portfolio – Moderate(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Moderate Funds	7	32/503	1	3/402	N/A	N/A	N/A	N/A	3	10/370	3	10/370

Janus Smart Portfolio – Conservative(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Conservative Funds	17	72/445	4	14/362	N/A	N/A	N/A	N/A	2	5/320	2	5/320

(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.
(3)	Effective July 6, 2009, the Fund changed the name of its Investor Share Class to “Class J Shares.”

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for the share class shown only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

4 | October 31, 2009

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was October 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Global & International Funds | 5

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot
We take a global approach to identify high quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health-care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Global equity markets began the period in the midst of a significant sell-off as the full weight of the financial crisis took hold. Markets hit their lows in March and then began to rebound among signs of stabilization in the global financial system. However, health-care stocks lagged the rally as uncertainty surrounding health-care reform in the U.S. continued to weigh on the sector.

Despite this backdrop, we were pleased that Janus Global Life Sciences Fund’s Class J Shares outperformed its primary benchmark, the S&P 500® Index, rising 11.14% versus the Index’s 9.80% gain during the 12-month period ended October 31, 2009. The Fund also outperformed the MSCI World Health Care Index, the Fund’s secondary benchmark, which rose 9.11% during the period.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health-care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The Fund includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Stocks That Aided Returns

Our largest contributor was biotechnology firm Human Genome Sciences, Inc., which surged (up over 10 fold) during the period after reporting positive phase III data for lead drug Benlysta. Benlysta could be the first new treatment approved for Lupus in over 50 years and fits our target of investing in companies addressing high unmet medical needs. We believe the drug (shared 50/50 with GlaxoSmithKline) has blockbuster potential.

Another top contributor during the period was Odontoprev S/A, the largest dental insurer in Brazil. We like the company for its market leading position, solid free cash flow generation, and high growth and profitability. We believe these characteristics could be further enhanced by the company’s decision to merge operations with the dental business of Banco Bradesco, the number two dental operator in Brazil. Combined, the company should have over 4 million dental customers, over 3 times the size of the next largest competitor.

In the pharmaceutical industry, Wyeth, a top 10 Fund holding at the time, gained on news that it was being acquired by Pfizer in a cash-and-stock deal valued at $68 billion. We believe Pfizer recognized the attractive assets of Wyeth, including long-term sustainable franchises in vaccines, biologics, animal health and consumer products.

Stocks That Weighed on Returns

By far the most disappointing stock during the period was Sequenom, Inc. Sequenom had previously been a top contributor for the Fund and our research indicated significant potential for the company’s novel, non-invasive genetic screening method for Down’s syndrome. Unfortunately, we later discovered that much of the data we had relied upon for our analysis had been fabricated, causing a precipitous and unexpected decline in the stock. Our value at risk approach led us to trim the position as it continued to rise (reducing the impact of the fall), but it was still our largest detractor.

6 | October 31, 2009

(unaudited)

Genzyme Corp. was hit by the viral contamination of one of its major manufacturing plants. The resulting shut-down disrupted supplies for several key drugs, negatively impacting near-term earnings. While these problems were unfortunate, we believe the issues should be addressable and the long-term impact should be more muted. We continue to like the company’s long-term growth potential and used the weakness to add to our position.

XenoPort, Inc., a biopharmaceutical company, was another detractor that fell during the period due to approval delays for Solzira, its lead drug targeted to treat restless leg syndrome. XenoPort’s core technology focuses on improving the bioavailability of existing drugs, potentially allowing for dosing benefits and extended patent life over existing formulations. We remain positive on the potential for Solzira as well as the company’s other pipeline assets and technology.

Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. The Fund may also utilize options and futures contracts in an attempt to mitigate risks and enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Looking Ahead

We believe the short-term outlook for the health-care sector remains clouded by uncertainty related to U.S. health care reform initiatives. Nevertheless, we believe political fears and five years of underperformance during the global economic boom have created many attractive buying opportunities. We believe the long-term drivers of health care spending remain intact, including aging populations, rising life expectancies, and higher standards of living globally. Companies addressing high unmet medical needs or helping to mitigate the rise of health-care costs should remain best positioned in our view.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Global & International Funds | 7

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Human Genome Sciences, Inc.	1.91%
Odontoprev S/A	1.60%
Wyeth	1.43%
Intuitive Surgical, Inc.	1.18%
Schering-Plough Corp.	1.16%

5 Bottom Performers – Holdings

Contribution

Sequenom, Inc.	-1.09%
Genzyme Corp.	-1.01%
K-V Pharmaceutical Co. – Class A	-0.86%
XenoPort, Inc.	-0.82%
CapitalSource, Inc.	-0.73%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	15.55%	93.38%	14.26%
Consumer Staples	1.24%	4.99%	12.36%
Consumer Discretionary	0.08%	-0.11%	8.76%
Energy	0.00%	0.00%	12.93%
Industrials	0.00%	0.00%	10.32%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-0.99%	0.40%	12.98%
Materials	0.00%	1.34%	3.25%
Utilities	0.00%	0.00%	4.07%
Telecommunication Services	0.00%	0.00%	3.57%
Information Technology	0.00%	0.00%	17.51%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Roche Holding A.G. Medical – Drugs	4.2%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	3.3%
Genzyme Corp. Medical – Biomedical and Genetic	3.3%
Celgene Corp. Medical – Biomedical and Genetic	3.3%
Merck & Co., Inc. Medical – Drugs	3.2%

17.3%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 3.5% for long positions and (1.0)% for short positions of total net assets.

*Includes Securities Sold Short of (1.6)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Global & International Funds | 9

Janus Global Life Sciences Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares

NAV	11.14%	4.09%	4.99%	6.35%	1.17%

MOP	4.86%	2.87%	4.37%	5.77%

Janus Global Life Sciences Fund – Class C Shares

NAV	11.14%	3.37%	4.23%	5.58%	1.92%

CDSC	10.63%	3.37%	4.23%	5.58%

Janus Global Life Sciences Fund – Class I Shares	11.14%	4.22%	5.16%	6.50%	0.92%

Janus Global Life Sciences Fund – Class J Shares	11.14%	4.22%	5.16%	6.50%	0.98%

Janus Global Life Sciences Fund – Class S Shares	11.14%	3.94%	4.84%	6.20%	1.31%

S&P 500® Index	9.80%	0.33%	–0.95%	0.17%

Morgan Stanley Capital International World Health Care Index	9.11%	2.88%	1.27%	0.86%

Lipper Quartile – Class J Shares	2nd	1st	3rd	1st

Lipper Ranking – based on total return for Global Health/Biotechnology Funds	16/45	8/36	10/14	2/11

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

For Class I Shares, Class J Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

10 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Global Life Sciences Fund designated its initial share class as “Class J Shares” and commenced offering Class A Shares, Class C Shares, Class I Shares and Class S Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998

Janus Global & International Funds | 11

Janus Global Life Sciences Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,105.60	$3.57

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,102.80	$6.12

Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,106.70	$2.62

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,209.60	$5.85

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,103.90	$4.22

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

†	Expenses are equal to the annualized expense ratio of 1.05% for Class A Shares, 1.80% for Class C Shares, 0.77% for Class I Shares, 1.05% for Class J Shares and 1.24% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

12 | October 31, 2009

Janus Global Life Sciences Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Common Stock – 98.1%
Agricultural Chemicals – 1.5%
75,030	Monsanto Co.	$5,040,515
47,341	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	4,392,298
		9,432,813
Chemicals – Diversified – 1.4%
128,845	Bayer A.G.**	8,889,502
Heart Monitors – 0.4%
87,375	HeartWare International, Inc.*	2,830,950
Instruments – Scientific – 1.5%
213,187	Thermo Fisher Scientific, Inc.*	9,593,415
Life and Health Insurance – 1.5%
346,945	Ondontoprev S.A.**	9,949,868
Medical – Biomedical and Genetic – 27.2%
386,463	Acorda Therapeutics, Inc.*	8,397,841
415,622	Alexion Pharmaceuticals, Inc.*	18,457,773
205,332	AMAG Pharmaceuticals, Inc.*	7,757,443
208,100	Amgen, Inc.*	11,181,213
775,970	Arena Pharmaceuticals, Inc.*	2,739,174
412,838	Celgene Corp.*	21,075,380
1,271,821	Fibrogen, Inc. – Private Placement*,°° ,§	6,359,105
191,830	Genmab A/S*,**	5,007,604
421,686	Genzyme Corp.*	21,337,312
503,087	Gilead Sciences, Inc.*,**	21,406,353
470,247	Human Genome Sciences, Inc.*,**	8,788,916
142,038	Martek Biosciences Corp.*	2,551,002
344,708	Myriad Genetics, Inc.*	8,369,510
309,412	OSI Pharmaceuticals, Inc.*	9,969,255
272,241	United Therapeutics Corp.*	11,581,132
326,675	Vertex Pharmaceuticals, Inc.*	10,963,213
		175,942,226
Medical – Drugs – 32.9%
382,542	Abbott Laboratories	19,345,149
814,782	Achillion Pharmaceuticals, Inc.*	1,352,538
477,068	Array BioPharma, Inc.*	853,952
213,518	AstraZeneca PLC (ADR)**	9,589,093
206,533	Auxilium Pharmaceuticals, Inc.*	6,497,528
630,283	Bristol-Myers Squibb Co.	13,740,169
534,679	Forest Laboratories, Inc.*	14,794,568
377,937	GlaxoSmithKline PLC (ADR)**	15,555,887
664,266	Merck & Co., Inc.	20,545,747
250,506	Novartis A.G.**	13,071,023
178,340	Novo Nordisk A/S**	11,092,272
1,070,719	Pfizer, Inc.	18,234,345
169,813	Roche Holding A.G.**	27,215,711
154,272	Sanofi-Aventis S.A.**	11,275,002
475,731	Schering-Plough Corp.	13,415,614
155,246	Shire PLC (ADR)	8,274,612
470,117	XenoPort, Inc.*	7,855,655
		212,708,865
Medical – Generic Drugs – 3.1%
8,364,183	Mediquest Therapeutics – Private Placement*,°° ,§,£	2,509,255
289,585	Mylan, Inc.*	4,702,860
163,483	Pharmstandard (GDR) (144A)*,**	2,647,088
202,696	Teva Pharmaceutical S.P. (ADR)	10,232,095
		20,091,298
Medical – HMO – 2.3%
87,870	Humana, Inc.*	3,302,155
450,236	UnitedHealth Group, Inc.	11,683,624
		14,985,779
Medical Instruments – 3.2%
776,447	Lifesync Holdings, Inc. – Private Placement*,°° ,§,£	1,692,654
157,782	Medtronic, Inc.	5,632,817
397,480	St. Jude Medical, Inc.*	13,546,119
		20,871,590
Medical Labs and Testing Services – 0.9%
167,951	Genoptix, Inc.*	5,843,015
Medical Products – 10.8%
246,548	Baxter International, Inc.	13,328,385
107,615	Becton, Dickinson and Co.	7,356,561
346,892	Covidien PLC (U.S. Shares)**	14,611,091
154,234	Hospira, Inc.*	6,885,006
230,916	Johnson & Johnson	13,635,590
114,772	Stryker Corp.	5,279,512
679,100	TomoTherapy, Inc.*	2,254,612
166,855	Varian Medical Systems, Inc.*	6,837,718
		70,188,475
Optical Supplies – 1.9%
86,214	Alcon, Inc. (U.S. Shares)**	12,310,497
Pharmacy Services – 1.1%
129,325	Medco Health Solutions, Inc.*	7,257,719
Physical Practice Management – 1.1%
131,633	Mednax, Inc.*	6,834,385
Retail – Drug Store – 2.7%
501,793	CVS Caremark Corp.**	17,713,293
Soap and Cleaning Preparations – 0.9%
123,029	Reckitt Benckiser Group PLC**	6,116,138
Therapeutics – 3.2%
762,810	Allos Therapeutics, Inc.*	4,309,877
322,208	Onyx Pharmaceuticals, Inc.*	8,570,732
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement*,°° ,§	4,846,045
199,367	Theravance, Inc.*	2,785,157
		20,511,811
Vitamins and Nutrition Products – 0.5%
68,778	Mead Johnson Nutrition Co. – Class A	2,891,427

Total Common Stock (cost $577,344,006)		634,963,066

Corporate Bond – 0.7%
REIT – Office Property – 0.7%
$4,512,000	Alexandria Real Estate Equities Inc., 3.7000%, 1/15/27(144A) (cost $3,286,303)	4,162,320

Preferred Stock – 0.2%
Medical – Generic Drugs – 0.2%
5,192,551	Mediquest Therapeutics – Private Placement Series A-1, 0%°° ,§ (cost $3,135,054)	1,557,765

Warrants – 0%
Medical – Generic Drugs – 0%
3,345,673	Mediquest Therapeutics, expires 6/15/11*,°° ,§	3
803,980	Mediquest Therapeutics, expires 6/15/12*,°° ,§	1

Total Warrants (cost $94,066)		4

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 13

Janus Global Life Sciences Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Money Market – 0.7%
4,772,736	Janus Cash Liquidity Fund LLC, 0% (cost $4,772,736)	$4,772,736

Total Investments (total cost $588,632,165) – 99.7%		645,455,891

Securities Sold Short – (1.6)%
Medical – Drugs – (1.6)%
292,830	Dr. Reddys Laboratories, Ltd.	(6,363,196)
94,104	UCB S.A.**	(4,021,910)

Total Securities Sold Short – (proceeds $7,684,658)		(10,385,106)

Cash, Receivables and Other Assets, net of Liabilities – 1.9%		12,219,123

Net Assets – 100%		$647,289,908

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$9,949,868	1.5%
Canada	4,392,298	0.7%
Denmark	16,099,877	2.5%
France	11,275,002	1.7%
Germany	8,889,502	1.4%
Ireland	14,611,091	2.3%
Israel	10,232,094	1.6%
Jersey	8,274,612	1.3%
Russian Federation	2,647,088	0.4%
Switzerland	52,597,230	8.2%
United Kingdom	31,261,118	4.8%
United States††	475,226,111	73.6%

Total	$645,455,891	100.0%

††	Includes Cash Equivalents (72.9% excluding Cash Equivalents)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Belgium	$(4,021,910)	38.7%
India	(6,363,196)	61.3%

Total	$(10,385,106)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Brazilian Real 11/12/09	5,300,000	$3,003,765	$18,761
British Pound 11/19/09	5,422,000	8,896,444	(299,754)
British Pound 12/10/09	750,000	1,230,429	(45,032)
Danish Krone 11/19/09	9,500,000	1,878,123	(9,681)
Euro 11/12/09	1,500,000	2,207,203	2,148
Euro 11/19/09	2,068,000	3,042,950	(12,172)
Euro 12/10/09	2,800,000	4,119,747	31,869
Russian Rouble 11/19/09	44,200,000	1,508,668	(57,823)
Swiss Franc 11/12/09	11,350,000	11,067,448	(131,115)
Swiss Franc 11/19/09	6,700,000	6,533,554	(30,720)

Total		$43,488,331	$(533,519)

Schedule of Written Options – Calls	Value

Human Gemone Sciences, Inc. expires January 2010 1,465 contracts exercise price $25.00 (Premiums received $428,545)	$(380,900)

See Notes to Schedules of Investments and Financial Statements.

14 | October 31, 2009

Janus Global Opportunities Fund (unaudited)

Fund Snapshot
We seek to generate sustainable, long-term performance by combining Janus’ proprietary fundamental research and a disciplined and prudent approach to understanding risk and return. We seek to be rewarded by patiently investing in high quality companies with sustainable competitive advantages when they trade at discounts to intrinsic value.
Gregory Kolb portfolio manager

Performance Overview

Janus Global Opportunities Fund’s Class J Shares returned 27.49% over the 12-month period ended October 31, 2009, outperforming its primary benchmark, the MSCI World IndexSM, which returned 18.42%.

Economic Environment

Benjamin Graham’s description of the stock market as the manic depressive “Mr. Market” is a fitting characterization of the market we’ve witnessed over the past 12 months. Mr. Market buys high because of his excitement over future prospects (the end of the period) and sells low because of a similarly emotional, but opposite in direction, fear of what is to come (the beginning and middle parts of the period). And he bounces around between those extremes. You can buy from him, sell to him, or do nothing. He’ll be back tomorrow with another emotionally charged quote. Warren Buffett, a Graham disciple, is said to have remarked that “as far as I’m concerned, the stock market doesn’t exist; it is only there as a reference to see if anybody is offering to do anything foolish.”

It can be difficult to keep this perspective in mind when Mr. Market goes through a particularly emotional period – think of the past year or so as his having neglected to take his meds – and so it is helpful to remind oneself of his basic nature from time to time. Doing so helps you keep focused on what matters. And what matters? Graham wrote that “you are neither right nor wrong because the crowd disagrees with you; you are right because your data and reasoning are right.” Facts and well reasoned analysis are what matter.

Tempting as it may be to feel better and more positive about the future – now that markets have moved much higher off their recent lows – there are a number of difficult economic facts which will need to be reckoned with over the coming years. The list is long of course; after all, we’ve just experienced an epic financial bust. In my view, three big picture facts are of particular concern: (1) the financial health of U.S. households, (2) the level of corporate profits globally, and (3) the extent of ongoing global government intervention. Any well reasoned analysis of what is to come needs to consider these topics carefully.

Consider first that the average U.S. consumer has substantial financial problems. The U.S. Federal Reserve estimates that household net worth is down by about $11 trillion since that figure peaked in the fall of 2007 (from $64.3 trillion then down to about $53.1 trillion at the end of the second quarter of 2009). Further, households went into this bust with an all-time high degree of leverage on some measures, including household debt as a percent of disposable income. So consumers have a major balance sheet problem. Weakness in the labor market – high unemployment, even higher underemployment, reduced hours and stagnant wages – is causing a significant income statement problem as well. The magnitude of these problems – especially when taken in combination – is not trivial, and will likely take many, many years to work through. Since the U.S. consumer is such a big player on the global stage his/her weakness is a major headwind to consider.

The second big picture fact to consider is the profitability of corporations around the world, which of course is a major determinant of stock prices in the long run. In the U.S., profits peaked in 2006 at a little over 9 percent of gross domestic product (GDP). The boom from 2003 through 2006 was truly remarkable, considering that profits-to-GDP had reached that level only once before (1929, ominously) and were generally about one-third above prior peaks. And excellent profit results were not just achieved in the U.S., but were instead a broad, global phenomenon. European companies in aggregate achieved multi-decade high returns on equity and even in Japan, which has experienced such a difficult economy over the past two decades, many companies expanded profits meaningfully. So, not only is there the obvious problem of a substantial amount of excess capacity in the world today, the corporate world was earning strangely high amounts – perhaps unsustainably high amounts – as we entered the bust in the first place. As a result, part of the

Janus Global & International Funds | 15

Janus Global Opportunities Fund (unaudited)

decline in profits, while dramatic, may simply be mean reversion. As an aside, one way to get at “normal” corporate profits in the U.S. would be to take S&P 500 operating earnings in 2006 of $88, cut that by a third to get to prior cyclical peaks, and you arrive at about $60. If you were to assume profits-to-GDP at levels below that, which would in fact be par for the course in a long run context, then the number moves lower. But back to the point: profits are coming off of historically high levels, and so the magnitude of the decline may rightly be shocking.

The final of these three big picture facts to consider is government intervention. James Grant, noted editor of Grant’s Interest Rate Observer, has estimated that in the U.S., the combined stimulus of monetary and fiscal policy is about 10 times the normal post WWII recession response. So our government is acting big time. As are the authorities in the U.K., the E.U., Japan, China, etc. The extent of government support for the global economy is important to keep in mind when considering the meaning of “green shoots” and the general stabilization we appear to be seeing. How could we not see some stabilization, given the huge doses of medicine being given to the patient? And exactly how weak is the patient, i.e. the private sector? And for how long can this level of stimulus be applied? And what will be the consequences, and not just the good ones? These are important yet unpleasant questions which frustrate clear and simple answers. Nonetheless, the ultimate impact of governmental intervention around the world will likely be of major consequence in the coming years.

Our view on the economic environment, in a word, is cautious. It is true that a number of fundamental indicators have recently shown stability, and that financial asset prices have moved substantially higher. However, there are likely a number of difficulties to be encountered down the road – weak U.S. households, abnormally high corporate profits, and extensive government intervention among them – which give us pause amidst the rally.

Contributors to Performance

Our holdings in each major sector, other than financials and utilities, had positive stock selection. In addition, our overweighting in the consumer discretionary sector and underweighting in utilities notably benefited performance. From a geographic perspective, we had positive stock selection in seven of the eight countries in which we had investments.

A number of the individual positions which contributed the most to performance over the year were aided greatly by the improved macro-economic outlook we’ve seen develop recently. For example, News Corporation has seen expectations for advertising revenues across its many media platforms rise sharply as the economy has stabilized. In addition, that company’s highly profitable cable networks segment, which contributes nearly half of operating profits, has continued to grow through the downturn. eBay Inc. has seen some stabilization in its core marketplace business while having continued to expand its payments business (i.e. PayPal) and agreed to sell Skype for a substantial cash payment. Tyco Electronics, the global leader in connectors, has seen great improvement in its order book in addition to having taken steps to lower its cost structure and reduce balance sheet leverage.

Detractors from Performance

The Fund’s financial sector holdings underperformed the market during the year, and our overweighting compounded the problem. Our underweighting in the materials sector also was a detractor from performance, given that sector’s robust performance. On a country basis, stock selection overcame the fact that we were overweight in Japan, one of the weaker performing international markets. Being overweight the U.S. also hurt, as international stock markets outperformed, particularly in dollar terms.

A number of our financial holdings were weaker during the period, notably including JPMorgan Chase & Co., NewAlliance Bancshares and Berkshire Hathaway Inc. Throughout the credit crisis, we have aimed to be positioned more conservatively than the market within the financials sector, and each of these positions fits within that framework. While this helped greatly on the way down, it has hurt more recently as that sector has gone from laggard to leader. We continue to believe that caution is warranted when investing in financials. Expedia Inc., the online travel agent, was another notable detractor, as the stock price declined dramatically into the March lows, and we exited the position at a loss due to our increased concerns around its competitive position within a dynamic industry.

Derivatives

We have hedged roughly half of our Japanese yen exposure. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

16 | October 31, 2009

(unaudited)

Looking Ahead

As stock markets around the world have rallied dramatically since their March lows, we have taken the opportunity to become much more cautiously positioned in the portfolio. Beginning a couple of months into the rally and at an accelerated pace more recently, we have sold a number of our winners as their stock prices have rebounded dramatically and come within range of or even clearly exceeded our estimates of intrinsic value.

Our largest sector overweight is in health care, where we believe the largely non-cyclical nature of the businesses as well as the ongoing national debate over coverage in America is weighing unduly on stock prices. We also own a large stable of companies – including Nestle SA, Vodafone Group, Microsoft, Wal-Mart Stores, Sysco Corporation and Diageo among others – which we believe are of an exceptionally high quality, trade for modest multiples of current earnings and are able to withstand a wide variety of potential economic outcomes. We have also built up a notable cash position, which we believe could become very valuable, especially if the rally were to break down meaningfully.

We have no exposure to the materials sector, making that area of the market our largest underweighting. In general, we are hesitant to buy into the notion of a rosy and all-will-be-fine future, which we believe is being priced into many of the more cyclically exposed parts of the market.

We have holdings in eight countries, are modestly overweight in the U.S. and substantially overweight in Japan, which we believe is the cheapest of the major markets. We are underweight the euro countries.

Particularly in times when the market is surging higher, it is important to remember that the future is in fact uncertain. Mr. Market does not know with great clarity how events will unfold; unfortunately, neither do we. What we can do, however, is build a portfolio with this challenge firmly in mind. We believe we have.

Thank you for your continued support of Janus Global Opportunities Fund.

Janus Global & International Funds | 17

Janus Global Opportunities Fund (unaudited)

Janus Global Opportunities Fund At A Glance

5 Top Performers – Holdings

Contribution

News Corp. – Class B	4.73%
eBay, Inc.	3.47%
Tyco Electronics, Ltd.	2.34%
Metro A.G.	2.14%
Microsoft Corp.	2.07%

5 Bottom Performers – Holdings

Contribution

JPMorgan Chase & Co.	-0.95%
NewAlliance Bancshares, Inc.	-0.85%
Berkshire Hathaway, Inc. – Class B	-0.55%
Expedia, Inc.	-0.46%
KB Home	-0.31%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	10.25%	17.57%	11.29%
Consumer Discretionary	9.99%	25.96%	9.24%
Health Care	4.79%	14.79%	11.12%
Industrials	4.33%	10.23%	10.51%
Consumer Staples	4.07%	5.71%	10.71%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	-2.22%	21.53%	18.93%
Utilities	0.00%	0.00%	5.18%
Energy	0.34%	0.83%	11.68%
Materials	0.95%	0.45%	6.50%
Telecommunication Services	1.10%	2.94%	4.84%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

18 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Nestle S.A. Food – Miscellaneous/Diversified	5.1%
Willis Group Holdings, Ltd. Insurance Brokers	4.8%
Nissin Healthcare Food Service Co., Ltd. Food – Catering	4.6%
Vodafone Group PLC Cellular Telecommunications	4.0%
Covidien PLC (U.S. Shares) Medical Products	4.0%

22.5%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Global & International Funds | 19

Janus Global Opportunities Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009				Expense Ratios – estimated for the fiscal year
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Opportunities Fund – Class A Shares

NAV	27.49%	2.35%	4.61%	1.56%

MOP	20.39%	1.15%	3.87%

Janus Global Opportunities Fund – Class C Shares

NAV	27.49%	1.61%	3.86%	2.31%

CDSC	27.01%	1.61%	3.86%

Janus Global Opportunities Fund – Class I Shares	27.49%	2.60%	4.85%	1.31%

Janus Global Opportunities Fund – Class J Shares	27.49%	2.60%	4.85%	1.34%

Janus Global Opportunities Fund – Class S Shares	27.49%	2.39%	4.58%	1.70%

Morgan Stanley Capital International World IndexSM	18.42%	2.64%	2.07%

Lipper Quartile – Class J Shares	1st	3rd	1st

Lipper Ranking – based on total return for Global Funds	108/538	151/283	24/193

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

For Class I Shares, Class J Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

20 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes for the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

The Fund may invest in derivatives which can be highly volatile and involve additional risks if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Due to certain investment strategies, the Fund may have an increased position in cash.

Effective July 6, 2009, Janus Global Opportunities Fund designated its initial class of shares as “Class J Shares” and commenced offering Class A Shares, Class C Shares, Class I Shares and Class S Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001

Janus Global & International Funds | 21

Janus Global Opportunities Fund (unaudited)

Fund Expenses
The examples below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09 - 10/31/09)†

Actual	$1,000.00	$1,154.70	$2.93

Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09 - 10/31/09)†

Actual	$1,000.00	$1,156.80	$5.68

Hypothetical (5% return before expenses)	$1,000.00	$1,016.99	$8.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09 - 10/31/09)†

Actual	$1,000.00	$1,156.80	$1.88

Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09 - 10/31/09)†

Actual	$1,000.00	$1,219.30	$6.82

Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09 - 10/31/09)†

Actual	$1,000.00	$1,167.40	$3.82

Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

†	Expenses are equal to the annualized expense ratio of 0.84% for Class A Shares, 1.63% for Class C Shares, 0.54% for Class I Shares, 1.22% for Class J Shares and 1.09% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

22 | October 31, 2009

Janus Global Opportunities Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 82.3%
Advertising Services – 0.5%
23,600	Asatsu-DK, Inc.**	$466,401
Applications Software – 2.9%
104,640	Microsoft Corp.	2,901,667
Beverages – Wine and Spirits – 1.0%
63,778	Diageo PLC	1,039,321
Building – Residential and Commercial – 0.4%
26,835	KB Home	380,520
Cable Television – 0.5%
53,882	British Sky Broadcasting Group PLC	469,676
Cellular Telecommunications – 4.0%
1,811,904	Vodafone Group PLC	4,008,239
Commercial Services – 0.5%
26,400	Secom Joshinetsu Co., Ltd.**	542,834
Computers – 4.0%
270,145	Dell, Inc.*	3,914,401
E-Commerce/Services – 1.6%
70,860	eBay, Inc.*	1,578,052
Electric Products – Miscellaneous – 0.8%
22,500	Icom Inc.**	546,224
30,200	Mirai Industry Co., Ltd.**	243,419
		789,643
Electronic Components – Miscellaneous – 1.0%
38,192	Koninklijke Philips Electronics N.V.	960,001
Electronic Connectors – 1.9%
18,400	Hirose Electric Co., Ltd.**	1,907,154
Electronic Measuring Instruments – 0.5%
47,600	Cosel Co., Ltd.**	525,183
Food – Catering – 4.6%
381,229	Nissin Healthcare Food Service Co., Ltd.**	4,551,197
Food – Miscellaneous/Diversified – 5.1%
108,863	Nestle S.A.	5,061,978
Food – Retail – 0.8%
14,561	Metro A.G.	803,352
Food – Wholesale/Distribution – 1.3%
49,590	Sysco Corp.	1,311,656
Human Resources – 3.8%
4,809	Pasona Group, Inc.**	3,737,948
Insurance Brokers – 4.8%
174,925	Willis Group Holdings, Ltd.	4,722,975
Internet Security – 2.0%
112,070	Symantec Corp.*	1,970,191
Medical – Biomedical and Genetic – 2.2%
257,820	PDL BioPharma, Inc.	2,168,266
Medical – Drugs – 7.7%
56,270	Abbott Laboratories	2,845,575
111,694	GlaxoSmithKline PLC	2,293,475
47,567	Novartis A.G.*	2,481,974
		7,621,024
Medical – HMO – 1.3%
51,055	UnitedHealth Group, Inc.	1,324,877
Medical Instruments – 0.8%
25,400	As One Corp.**	466,495
1,260	Medikit Co., Ltd.**	277,413
		743,908
Medical Products – 7.3%
94,828	Covidien PLC (U.S. Shares)	3,994,155
54,600	Johnson & Johnson	3,224,130
		7,218,285
Metal Products – Distributors – 0.4%
58,000	Furusato Industries, Ltd.**	351,992
Metal Products – Fasteners – 0.5%
39,000	Kitagawa Industries Co., Ltd.**	490,552
Multimedia – 2.6%
192,285	News Corp. – Class A	2,615,076
Oil Companies – Integrated – 4.1%
21,665	Exxon Mobil Corp.	1,552,731
42,472	Total S.A.	2,528,804
		4,081,535
Property and Casualty Insurance – 3.4%
616,000	Nipponkoa Insurance Co., Ltd.**	3,347,713
Reinsurance – 2.4%
713	Berkshire Hathaway, Inc. – Class B*	2,340,779
Retail – Apparel and Shoe – 1.5%
227,200	Esprit Holdings, Ltd.	1,487,401
Retail – Discount – 2.5%
50,065	Wal-Mart Stores, Inc.	2,487,229
Savings/Loan/Thrifts – 2.6%
234,840	NewAlliance Bancshares, Inc.	2,602,027
Schools – 0.4%
117,700	Shingakukai Co., Ltd.**	388,066
Wire and Cable Products – 0.6%
60,900	HI-LEX CORP.**	572,030

Total Common Stock (cost $77,704,673)		81,483,149

Money Markets – 17.7%
17,548,059	Janus Cash Liquidity Fund, LLC, 0% (cost $17,548,059)	17,548,059

Total Investments (total cost $95,252,732) – 100%		99,031,208

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(13,995)

Net Assets – 100%		$99,017,213

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 23

Janus Global Opportunities Fund

Schedule of Investments

As of October 31, 2009

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$6,210,376	6.3%
France	2,528,805	2.5%
Germany	803,352	0.8%
Ireland	3,994,155	4.0%
Japan	18,414,620	18.6%
Netherlands	960,002	1.0%
Switzerland	7,543,952	7.6%
United Kingdom	7,810,711	7.9%
United States††	50,765,235	51.3%

Total	$99,031,208	100.0%

††	Includes Cash Equivalents (33.5% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Japanese Yen 11/12/09	400,000,000	$4,444,666	$8,189
Japanese Yen 11/19/09	400,000,000	4,444,861	8,491

Total		$8,889,527	$16,680

See Notes to Schedules of Investments and Financial Statements.

24 | October 31, 2009

Janus Global Research Fund (unaudited)

Fund Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team-Based Approach Led by Jim Goff, Director of Research

Performance Overview

For the 12-month period ended October 31, 2009, Janus Global Research Fund’s Class J Shares returned 30.46%, as compared to a 19.22% return for its benchmark, the MSCI World Growth Index. We were pleased with our performance during the period.

Economic Overview

Global equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The MSCI World Growth Index hit the low point for the period in March as evidence of an above average contraction in the U.S. economy and economic weakness abroad continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, the index finished the 12-month period with double-digit gains. Emerging markets, led by exceptional returns in China, India and Brazil, more than doubled the returns of developed markets. Europe was the strongest developed market region with the U.K. and Spain among the leaders. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period. In terms of research sectors, consumer and industrials were the best performing while communications and financials were relative underperformers. The U.S. dollar was weaker versus all major currencies amid improving investor appetite for risk and concerns over growing budget deficits.

Contributors to Performance

Our holdings in the consumer, energy and industrial sectors were the primary contributors to relative performance. Within energy, Brazilian integrated oil and gas company Petroleo Brasileiro S.A. (better known as Petrobras) posted strong gains during the period, as crude oil prices rebounded. We like this deepwater production company because we believe it has some of the largest and most attractive oil reserves in the world and the market was not fully recognizing the value of these reserves at period end.

Keppel Corp., Ltd., the world’s largest manufacturer of offshore rigs, rose following a solid earnings report that suggested to us the company was weathering the current global slowdown relatively well. In addition, the company benefited from the boost in crude oil prices. We think the market is pricing in an overly bearish outlook and that the share price at period end gave little credit for Keppel’s offshore oil rig business and its property holdings in Singapore.

Within technology, Apple, Inc. was the top contributor for the sector and the Fund overall, as the computer and mobile device maker performed strongly throughout the period. Higher-than-expected sales in the company’s Macintosh computers and iPhones drove the higher volumes. We think the company will gain share in the growing smart phone market and in its laptop and desktop businesses. We have seen evidence that smooth integration of Apple’s products improves the consumer experience and has led buyers of one Apple product, such as the iPhone, to buy other offerings.

Detractors from Performance

Our holdings in health care were the primary detractors during the period. Biotechnology holding Genzyme Corp. was among key individual detractors, as it was negatively impacted by production problems at its Boston facility. The company shut down the facility during the summer after it discovered a virus was impairing cell growth of the drugs. The facility’s reopening was delayed, which forced Genzyme to lower its full-year guidance. While we were disappointed that the facility reopening took longer than expected, we remain confident that the company’s longer term growth profile remains intact.

Within information technology, analog semiconductor maker Microsemi Corp. declined during the period amid concern over the CEO’s academic credentials and potential slowing in overall technology spending. An anticompetitive lawsuit also provided a negative backdrop for the stock. While we continue to like the fundamentals of the company’s business, we felt there was too much near-term uncertainty, so we exited the position.

CapitalSource, Inc., a middle market lender, was under pressure during the financial crisis. We decided to exit the

Janus Global & International Funds | 25

Janus Global Research Fund (unaudited)

position, as we felt that while the company’s capital position was strong, its liquidity position had become more difficult to analyze.

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

There are clear signs the global economy has stabilized and is showing indications of improvement. Our short to intermediate term outlook is for continued improvement in the global economy, while the longer term picture is less clear due to consumer indebtedness and the potential uncertainty surrounding U.S. legislation as well as monetary and fiscal policies that could lead to inflation. We view this as a stock picker’s market in which our sector neutrality allows us to highlight our stock selection. We continue to favor companies that offer attractive risk/reward profiles in our view. We believe that the Janus research process, which combines the views of our fixed income and equity analyst teams, will help lead us to these opportunities.

Thank you for your investment in Janus Global Research Fund.

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.25%
Petroleo Brasileiro S.A. (ADR)	1.16%
Keppel Corp., Ltd.	1.15%
Owens-Illinois, Inc.	0.95%
Crown, Ltd.	0.75%

5 Bottom Performers – Holdings

Contribution

FU JI Food & Catering Services Holdings, Ltd.	-0.55%
Genzyme Corp.	-0.41%
CapitalSource, Inc.	-0.38%
Microsemi Corp.	-0.30%
Avon Products, Inc.	-0.26%

4 Top Performers – Sectors*,†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer	7.57%	20.75%	20.94%
Industrials	6.93%	19.22%	19.78%
Technology	5.90%	18.18%	17.24%
Energy	5.51%	11.36%	11.35%

3 Bottom Performers – Sectors*,†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	1.24%	15.28%	15.40%
Communications	3.06%	6.65%	6.56%
Financials	3.33%	8.56%	8.73%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
†	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

26 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Apple, Inc. Computers	2.2%
GlaxoSmithKline PLC Medical-Drugs	2.1%
Novo Nordisk A/S Medical-Drugs	2.0%
Roche Holding A.G. Medical-Drugs	2.0%
Aggreko PLC Commercial Services	1.6%

9.9%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 4.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Global & International Funds | 27

Janus Global Research Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares

NAV	30.44%	5.93%	1.48%	1.37%

MOP	22.94%	4.60%

Janus Global Research Fund – Class C Shares

NAV	30.25%	5.13%	2.24%	2.12%

CDSC	28.96%	5.13%

Janus Global Research Fund – Class I Shares	30.46%	5.96%	1.24%	1.12%

Janus Global Research Fund – Class J Shares	30.46%	5.96%	1.41%	1.30%

Janus Global Research Fund – Class S Shares	30.40%	5.69%	1.73%	1.62%

Morgan Stanley Capital International World Growth Index	19.22%	1.29%

Russell 1000® Index	11.20%	–0.96%

Lipper Quartile – Class J Shares	1st	1st

Lipper Ranking – based on total return for Global Funds	69/538	15/301

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

For Class I Shares, Class J Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

28 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s Class J Shares’ total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Global Research Fund designated its initial share class as “Class J Shares” and commenced offering Class A Shares, Class C Shares, Class I Shares and Class S Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Janus Global Research Fund compares its performance to the MSCI World Growth Index, and such benchmark index is used to calculate the Fund’s performance-based adjustment to the investment advisory fee for periods after January 1, 2007.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005

Janus Global & International Funds | 29

Janus Global Research Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,160.00	$3.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,156.00	$4.57

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,160.00	$1.36

Hypothetical (5% return before expenses)	$1,000.00	$1,023.24	$1.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,248.40	$6.97

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,158.00	$4.05

Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

†	Expenses are equal to the annualized expense ratio of 0.93% for Class A Shares, 1.31% for Class C Shares, 0.39% for Class I Shares, 1.23% for Class J Shares and 1.16% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

30 | October 31, 2009

Janus Global Research Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 99.1%
Advertising Sales – 0.4%
31,700	Lamar Advertising Co. – Class A*	$770,310
Aerospace and Defense – 1.2%
478,041	BAE Systems PLC	2,459,661
Aerospace and Defense – Equipment – 1.0%
32,145	United Technologies Corp.	1,975,310
Agricultural Operations – 0.9%
2,290,000	Chaoda Modern Agriculture Holdings, Ltd.	1,764,249
Airlines – 2.6%
92,175	Ryanair Holdings PLC (ADR)*	2,513,612
291,000	Singapore Airlines, Ltd.	2,789,224
		5,302,836
Athletic Footwear – 0.9%
37,553	Adidas A.G.	1,738,073
Automotive – Cars and Light Trucks – 1.4%
59,821	Bayerische Motoren Werke A.G.	2,916,925
Batteries and Battery Systems – 0.7%
23,245	Energizer Holdings, Inc.*	1,414,923
Brewery – 1.0%
43,897	Anheuser-Busch InBev N.V.	2,062,763
21,000	Anheuser-Busch InBev N.V. – VVPR Strip*	155
		2,062,918
Broadcast Services and Programming – 0.4%
27,405	Discovery Holding Co. – Class A*	753,638
Building – Residential and Commercial – 1.8%
84,500	MRV Engenharia e Participacoes S.A.	1,573,008
3,016	NVR, Inc.*	1,997,406
		3,570,414
Cable Television – 0.9%
205,057	British Sky Broadcasting Group PLC	1,787,431
Casino Hotels – 1.1%
321,222	Crown, Ltd.	2,318,613
Casino Services – 0.4%
40,360	International Game Technology	720,022
Cellular Telecommunications – 0.8%
768,254	Vodafone Group PLC	1,699,508
Chemicals – Diversified – 1.0%
167,315	Israel Chemicals, Ltd.	1,958,017
Chemicals – Specialty – 1.0%
2,190,000	Huabao International Holdings, Ltd.	2,076,867
Commercial Services – 1.6%
266,545	Aggreko PLC	3,318,327
Commercial Banks – 1.6%
69,476	ICICI Bank, Ltd.	1,146,517
83,761	Standard Chartered PLC	2,056,556
		3,203,073
Computer Services – 0.3%
14,585	Accenture, Ltd. – Class A (U.S. Shares)	540,812
Computers – 2.9%
23,599	Apple, Inc.*	4,448,411
23,956	Research In Motion, Ltd. (U.S. Shares)*	1,406,936
		5,855,347
Computers – Peripheral Equipment – 0.5%
64,251	Logitech International S.A.*	1,097,934
Consumer Products – Miscellaneous – 1.0%
34,030	Kimberly-Clark Corp.	2,081,275
Containers – Metal and Glass – 1.3%
84,160	Owens-Illinois, Inc.*	2,683,021
Cosmetics and Toiletries – 1.2%
31,834	Colgate-Palmolive Co.	2,503,107
Distribution/Wholesale – 1.1%
560,000	Li & Fung, Ltd.	2,319,040
Diversified Banking Institutions – 2.8%
81,060	Bank of America Corp.	1,181,855
115,312	Barclays PLC	603,230
7,429	Goldman Sachs Group, Inc.	1,264,193
31,693	JPMorgan Chase & Co.	1,323,817
44,430	Morgan Stanley	1,427,091
		5,800,186
Diversified Minerals – 0.7%
59,495	Cia Vale do Rio Doce (ADR)	1,516,528
Diversified Operations – 4.5%
976,000	China Merchants Holdings International Co., Ltd.	3,116,783
21,051	Danaher Corp.	1,436,310
55,090	Illinois Tool Works, Inc.	2,529,733
348,300	Keppel Corp., Ltd.	1,999,125
		9,081,951
E-Commerce/Services – 0.8%
69,540	eBay, Inc.*	1,548,656
Electric – Generation – 0.4%
63,098	AES Corp.*	824,691
Electronic Components – Miscellaneous – 0.7%
70,198	Tyco Electronics, Ltd. (U.S. Shares)	1,491,708
Electronic Components – Semiconductors – 1.1%
888,933	ARM Holdings PLC	2,165,292
Electronic Connectors – 0.8%
38,840	Amphenol Corp. – Class A	1,558,261
Enterprise Software/Services – 0.9%
87,521	Oracle Corp.	1,846,693
Finance – Investment Bankers/Brokers – 0.6%
71,570	Charles Schwab Corp.	1,241,024
Finance – Other Services – 1.0%
4,519	CME Group, Inc.	1,367,495
37,000	Hong Kong Exchanges & Clearing, Ltd.	650,467
		2,017,962
Food – Catering – 0%
1,713,000	FU JI Food & Catering Services Holdings, Ltd.*,mu ,°°	0
Food – Miscellaneous/Diversified – 1.6%
28,986	Groupe Danone	1,741,425
34,708	Nestle S.A.	1,613,874
		3,355,299
Food – Retail – 0.5%
163,770	Tesco PLC	1,092,722

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 31

Janus Global Research Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Human Resources – 1.5%
236,958	Capita Group PLC	$2,964,586
Independent Power Producer – 0.3%
29,420	NRG Energy, Inc.*	676,366
Internet Security – 0.9%
101,113	Symantec Corp.*	1,777,567
Life and Health Insurance – 0.8%
16,145	AFLAC, Inc.	669,856
106,106	Prudential PLC	962,614
		1,632,470
Medical – Biomedical and Genetic – 4.9%
39,977	Alexion Pharmaceuticals, Inc.*	1,775,378
32,891	Celgene Corp.*	1,679,085
31,348	Genzyme Corp.*	1,586,209
38,591	Gilead Sciences, Inc.*	1,642,047
64,345	Myriad Genetics, Inc.*	1,562,297
50,480	OSI Pharmaceuticals, Inc.*	1,626,466
		9,871,482
Medical – Drugs – 7.9%
38,111	Abbott Laboratories	1,927,273
79,220	Bristol-Myers Squibb Co.	1,726,996
208,160	GlaxoSmithKline PLC	4,274,266
65,976	Novo Nordisk A/S	4,103,532
25,281	Roche Holding A.G.	4,051,753
		16,083,820
Medical Products – 1.7%
31,064	Baxter International, Inc.	1,679,320
43,820	Covidien PLC (U.S. Shares)	1,845,698
		3,525,018
Multi-Line Insurance – 0.6%
24,878	ACE, Ltd. (U.S. Shares)*	1,277,734
Multimedia – 1.4%
90,209	News Corp. – Class A	1,039,208
213,366	WPP PLC	1,913,172
		2,952,380
Networking Products – 1.0%
85,636	Cisco Systems, Inc.*	1,956,783
Oil – Field Services – 1.5%
145,531	Petrofac, Ltd.	2,237,997
13,704	Schlumberger, Ltd. (U.S. Shares)	852,389
		3,090,386
Oil and Gas Drilling – 0.8%
41,595	Helmerich & Payne, Inc.	1,581,442
Oil Companies – Exploration and Production – 2.2%
30,013	Canadian Natural Resources, Ltd.	1,948,154
21,375	EOG Resources, Inc.	1,745,483
11,465	Occidental Petroleum Corp.	869,964
		4,563,601
Oil Companies – Integrated – 2.5%
95,854	BG Group PLC	1,652,209
20,870	Exxon Mobil Corp.	1,495,753
41,514	Petroleo Brasileiro S.A. (ADR)	1,918,777
		5,066,739
Oil Field Machinery and Equipment – 0.4%
97,429	Wellstream Holdings PLC	818,112
Pipelines – 0.8%
33,232	Kinder Morgan Management LLC*	1,555,590
Power Converters and Power Supply Equipment – 0.2%
102,448	JA Solar Holdings Co., Ltd. (ADR)*	392,376
Real Estate Operating/Development – 1.0%
258,000	CapitaLand, Ltd.	745,579
363,995	Hang Lung Properties, Ltd.	1,371,923
		2,117,502
REIT – Warehouse/Industrial – 0.3%
58,910	ProLogis	667,450
Retail – Apparel and Shoe – 2.2%
68,342	Gap, Inc.	1,458,418
84,020	Limited Brands, Inc.	1,478,752
45,915	Nordstrom, Inc.	1,459,179
		4,396,349
Retail – Building Products – 0.2%
19,810	Home Depot, Inc.	497,033
Retail – Consumer Electronics – 1.1%
30,060	Best Buy Co., Inc.	1,147,691
16,500	Yamada Denki Co., Ltd.	1,005,680
		2,153,371
Retail – Discount – 0.5%
34,150	Family Dollar Stores, Inc.	966,445
Retail – Jewelry – 0.7%
37,610	Tiffany & Co.	1,477,697
Retail – Regional Department Stores – 0.7%
26,220	Kohl’s Corp.*	1,500,308
Semiconductor Components/Integrated Circuits – 1.5%
292,697	Atmel Corp.*	1,088,833
148,627	Marvell Technology Group, Ltd.*	2,039,162
		3,127,995
Semiconductor Equipment – 1.1%
70,522	KLA-Tencor Corp.	2,292,670
Soap and Cleaning Preparations – 1.2%
50,245	Reckitt Benckiser Group PLC	2,497,829
Telecommunication Equipment – 2.0%
93,257	Arris Group, Inc.*	956,817
66,668	CommScope, Inc.*	1,801,369
210,858	Tellabs Inc.*	1,269,365
		4,027,551
Telecommunication Equipment – Fiber Optics – 0.5%
71,546	Corning, Inc.	1,045,287
Telecommunication Services – 0.7%
52,787	Amdocs, Ltd. (U.S. Shares)*	1,330,232
Tobacco – 1.9%
122,669	Altria Group, Inc.	2,221,536
588	Japan Tobacco, Inc.	1,639,192
		3,860,728
Toys – 1.5%
86,110	Mattel, Inc.	1,630,062
5,900	Nintendo Co., Ltd.	1,504,756
		3,134,818
Transactional Software – 0.3%
18,860	Solera Holdings, Inc.	607,669

See Notes to Schedules of Investments and Financial Statements.

32 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares		Value

Transportation – Services – 3.1%
34,544	C.H. Robinson Worldwide, Inc.	$1,903,720
32,177	Panalpina Welttransport Holding A.G.	2,248,352
38,917	United Parcel Service, Inc. – Class B	2,089,065
		6,241,137
Web Portals/Internet Service Providers – 1.1%
2,388	Google, Inc. – Class A*	1,280,255
55,050	Yahoo!, Inc.*	875,295
		2,155,550
Wireless Equipment – 2.7%
60,813	Crown Castle International Corp.*	1,837,769
54,353	QUALCOMM, Inc.	2,250,758
126,109	Telefonaktiebolaget L.M. Ericsson – Class B	1,344,951
		5,433,478

Total Common Stock (cost $187,858,066)		201,750,175

Money Market – 0.6%
1,183,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,183,000)	1,183,000

Total Investments (total cost $189,041,066) – 99.7%		202,933,175

Cash, Receivables and Other Assets net of Liabilities – 0.3%		514,373

Net Assets – 100%		$203,447,548

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,318,613	1.1%
Belgium	2,062,918	1.0%
Bermuda	6,435,069	3.2%
Brazil	5,008,313	2.5%
Canada	3,355,090	1.6%
Cayman Islands	2,156,625	1.1%
Denmark	4,103,531	2.0%
France	1,741,426	0.9%
Germany	4,654,998	2.3%
Guernsey	1,330,232	0.7%
Hong Kong	5,139,174	2.5%
India	1,146,517	0.6%
Ireland	4,900,122	2.4%
Israel	1,958,017	1.0%
Japan	4,149,628	2.0%
Jersey	4,151,170	2.0%
Netherlands Antilles	852,389	0.4%
Singapore	5,533,928	2.7%
Sweden	1,344,951	0.7%
Switzerland	11,781,356	5.8%
United Kingdom	28,352,343	14.0%
United States††	100,456,765	49.5%

Total	$202,933,175	100.0%

††	Includes Cash Equivalents (48.9% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 33

Janus Global Technology Fund (unaudited)

Fund Snapshot
We seek to identify value creating, strong technology related businesses with sustainable competitive advantages. We believe what sets us apart is the depth of our research, our focus on valuation, and our commitment to delivering superior long-term results for our clients.
Barney Wilson portfolio manager

Performance Overview

During the 12 months ended October 31, 2009, Janus Global Technology Fund’s Class J Shares returned 35.31%. By comparison, the Fund’s primary benchmark, the S&P 500® Index, returned 9.80% while the Fund’s secondary benchmark, the MSCI World Information Technology Index, returned 29.24%.

Investment Strategy

Three things are at the core of the Fund’s investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. Third, when constructing the Fund, we deliberately seek to manage risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

Due to certain circumstances and market conditions, we may initiate positions in futures contracts in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Market Environment

Global equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. Many indices hit the low point for the period in March as evidence of an above average contraction in the U.S. economy and economic weakness abroad continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, broad global indices finished the 12-month period with double-digit gains. Emerging markets, led by exceptional returns in China, India and Brazil, more than doubled the returns of developed markets. Europe was the strongest developed market region with the U.K. and Spain among the leaders.

Contributors to Performance

Apple, Inc. was the Fund’s largest individual contributor during the 12-month period. We think the company will gain share in the growing smart phone market and in its laptop and desktop businesses. We have seen evidence that smooth integration of Apple’s products improves the consumer experience and has led buyers of one Apple product, such as the iPhone, to buy other offerings.

CommScope, Inc. recovered from liquidity concern driven weakness early in the period. CommScope is an information technology company involved in providing infrastructure solutions for communication and wireless networks. We think the company, with the majority of its business exposed to spending on wireless infrastructure, will grow as demand for data services over wireless networks grows.

Tyco Electronics, Ltd. rose during the period amid solid earnings results. We are attracted to the electronic connectors space, particularly Tyco, given its growth and attractive returns on invested capital. Tyco is the largest player in the industry and has historically generated attractive free cash flow. Despite concerns over the depth of the recession, we did not see a material change in the long-term fundamentals.

Detractors from Performance

Energy Conversion Devices, Inc., a solar and battery technology company, fell during the first half of the period amid weakness in oil prices and a difficult credit environment. Delays in the company’s expansion plans and a lower sales forecast amid weak demand also hurt

34 | October 31, 2009

(unaudited)

Energy Conversion’s stock price. While we think the company has a very unique niche, we decided to exit the position given the uncertainty over the economics behind solar energy.

New position, Nintendo Co., Ltd., declined during the period. We think the company is in a multiyear growth cycle given its leading game platform the Wii, which has expanded the gaming market. We are excited about new products potentially driving software sales and possibly expanding margins.

Myriad Genetics, Inc. was another detractor. This is a small-to-mid sized company that provides molecular diagnostics for identifying a variety of diseases, including breast cancer. We initiated a position in the company during the period because we believe Myriad is a leader in gene-based diagnostics that could help in the prevention of various diseases.

Looking Ahead

We focus on anticipating change, trying to determine which companies are going to win on a multi-year basis in the product marketplace, and on finding companies where we feel the price of the stock is below the value of the cash flows of the company. Our goal is to continue to leverage Janus’ strong research foundation in an attempt to uncover what we believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Global Technology Fund.

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	3.74%
CommScope, Inc.	2.95%
Tyco Electronics, Ltd. (U.S. Shares)	2.15%
SuccessFactors, Inc.	1.88%
ARM Holdings PLC	1.63%

5 Bottom Performers – Holdings

Contribution

Energy Conversion Devices, Inc.	-0.65%
Nintendo Co., Ltd.	-0.55%
Myriad Genetics, Inc.	-0.55%
Amazon, Inc.	-0.54%
Microsemi Corp.	-0.39%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	34.24%	79.45%	17.51%
Consumer Discretionary	2.12%	5.83%	8.76%
Health Care	1.88%	8.01%	14.26%
Telecommunication Services	0.29%	0.87%	3.57%
Utilities	0.28%	0.35%	4.07%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	0.00%	0.00%	12.98%
Energy	0.00%	0.00%	12.93%
Consumer Staples	0.00%	0.00%	12.36%
Materials	0.01%	0.81%	3.25%
Industrials	0.03%	4.70%	10.32%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 35

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Apple, Inc. Computers	4.0%
Symantec Corp. Internet Security	3.7%
eBay, Inc. E-Commerce/Services	3.7%
Oracle Corp. Enterprise Software/Services	3.5%
Cisco Systems, Inc. Networking Products	3.2%

18.1%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 0.4% of total net assets.

*Includes Securities Sold Short of (2.6)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

36 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares

NAV	35.31%	5.33%	–4.85%	2.25%	1.27%

MOP	27.82%	4.09%	–5.41%	1.69%

Janus Global Technology Fund – Class C Shares

NAV	35.31%	4.52%	–5.55%	1.51%	2.02%

CDSC	35.31%	4.52%	–5.55%	1.51%

Janus Global Technology Fund – Class I Shares	35.31%	5.42%	–4.72%	2.39%	1.02%

Janus Global Technology Fund – Class J Shares	35.31%	5.42%	–4.72%	2.38%	1.07%

Janus Global Technology Fund – Class S Shares	35.31%	5.19%	–4.98%	2.11%	1.41%

S&P 500® Index	9.80%	0.33%	–0.95%	0.17%

Morgan Stanley Capital International World Information Technology Index	29.24%	2.14%	–5.74%	–2.17%

Lipper Quartile – Class J Shares	3rd	1st	4th	2nd

Lipper Ranking – based on total return for Global Science and Technology Funds	39/72	13/59	17/18	5/16

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

 Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

For Class I Shares, Class J Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Global & International Funds | 37

Janus Global Technology Fund (unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Global Technology Fund designated its initial share class as “Class J Shares” and commenced offering Class A Shares, Class C Shares, Class I Shares and Class S Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998

38 | October 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,146.00	$3.43

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,143.20	$6.06

Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,146.90	$2.19

Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,193.00	$5.47

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,145.10	$4.37

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41

†	Expenses are equal to the annualized expense ratio of 0.99% for Class A Shares, 1.75% for Class C Shares, 0.63% for Class I Shares, 0.99% for Class J Shares and 1.26% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Global & International Funds | 39

Janus Global Technology Fund

Schedule of Investments

As of October 31, 2009

Shares or Contract Amount		Value

Common Stock – 98.9%
Applications Software – 2.3%
603,693	Microsoft Corp.	$16,740,407
Cable Television – 1.5%
155,145	British Sky Broadcasting Group PLC**	1,352,360
6,146	Jupiter Telecommunications Co., Ltd.**	5,646,827
86,110	Time Warner Cable, Inc. – Class A*	3,396,178
		10,395,365
Casino Services – 1.3%
506,990	International Game Technology	9,044,702
Chemicals – Diversified – 0.6%
76,400	Shin-Etsu Chemical Co., Ltd.**	4,025,426
Commercial Services – 1.3%
1,364,294	Live Nation, Inc.*	9,086,198
Computer Aided Design – 0.4%
68,810	ANSYS, Inc.*	2,792,310
Computer Services – 2.6%
510,104	Accenture, Ltd. – Class A (U.S. Shares)	18,914,656
Computers – 8.6%
152,041	Apple, Inc.* ,**	28,659,729
141,658	International Business Machines Corp.	17,085,371
273,975	Research In Motion, Ltd. (U.S. Shares)*	16,090,552
		61,835,652
Computers – Peripheral Equipment – 0.4%
161,322	Logitech International S.A.*	2,756,703
Decision Support Software – 1.1%
857,869	DemandTec, Inc.*	7,540,669
E-Commerce/Services – 4.1%
57,630	Ctrip.com International, Ltd.*	3,085,510
1,191,505	eBay, Inc.* ,**	26,534,817
		29,620,327
Electronic Components – Miscellaneous – 1.3%
442,094	Tyco Electronics, Ltd. (U.S. Shares)	9,394,498
Electronic Components – Semiconductors – 3.5%
8,835,530	ARM Holdings PLC**	21,521,877
529,214	Micron Technology, Inc.*	3,593,363
		25,115,240
Electronic Connectors – 2.8%
502,937	Amphenol Corp. – Class A	20,177,832
Electronic Measuring Instruments – 2.4%
803,356	Trimble Navigation, Ltd.*	16,846,375
Energy – Alternate Sources – 0.9%
49,908	First Solar, Inc.*	6,085,282
Enterprise Software/Services – 8.6%
93,065	Advent Software, Inc.*	3,556,944
551,345	Autonomy Corp. PLC*,**	12,116,786
425,845	Aveva Group PLC**	6,208,262
1,170,275	Oracle Corp.	24,692,803
398,745	Taleo Corp.*	8,668,716
277,708	Temenos Group A.G.*	6,332,422
		61,575,933
Human Resources – 4.0%
202,467	Hewitt Associates, Inc. – Class A*	7,191,628
1,410,560	SuccessFactors, Inc.*	21,567,462
		28,759,090
Internet Applications Software – 3.6%
426,547	DealerTrack Holdings, Inc.*	7,029,495
1,014,090	Vocus, Inc.*,£	18,355,029
		25,384,524
Internet Content – Information/News – 0.4%
511,010	TechTarget, Inc.*	3,219,363
Internet Security – 3.7%
1,516,518	Symantec Corp.*,**	26,660,386
Life and Health Insurance – 0.4%
99,600	Ondontoprev S.A.	2,856,380
Medical – Biomedical and Genetic – 6.5%
73,120	Alexion Pharmaceuticals, Inc.*	3,247,259
351,296	Celgene Corp.*	17,933,661
156,937	Genzyme Corp.*	7,941,012
109,107	Gilead Sciences, Inc.*	4,642,503
332,786	Myriad Genetics, Inc.*	8,080,044
142,650	Vertex Pharmaceuticals, Inc.*	4,787,334
		46,631,813
Multimedia – 3.1%
1,205,429	News Corp. – Class A	13,886,541
75,355	Time Warner, Inc.	2,269,693
676,590	WPP PLC**	6,066,727
		22,222,961
Networking Products – 3.2%
1,016,271	Cisco Systems, Inc.*	23,221,792
Power Converters and Power Supply Equipment – 2.3%
1,382,000	China High Speed Transmission Equipment Group Co., Ltd.	2,757,941
515,345	JA Solar Holdings Co., Ltd. (ADR)*	1,973,771
165,178	Vestas Wind Systems A/S*	11,634,309
		16,366,021
Publishing – Newspapers – 0.2%
179,869	New York Times Co. – Class A*	1,433,556
Retail – Automobile – 0.3%
55,769	Copart, Inc.*	1,794,089
Semiconductor Components/Integrated Circuits – 5.6%
4,834,165	Atmel Corp.*	17,983,094
1,612,372	Marvell Technology Group, Ltd.*	22,121,744
		40,104,838
Semiconductor Equipment – 0.9%
197,785	KLA-Tencor Corp.	6,429,990
Telecommunication Equipment – 5.3%
231,230	Arris Group, Inc.*	2,372,420
3,404,000	BYD Electronic Company, Ltd.*	3,164,234
405,828	CommScope, Inc.*	10,965,473
3,534,505	Tellabs, Inc.*	21,277,720
		37,779,847
Telecommunication Equipment – Fiber Optics – 0.4%
187,310	Corning, Inc.	2,736,599
Telecommunication Services – 1.5%
430,905	Amdocs, Ltd. (U.S. Shares)* ,**	10,858,806

See Notes to Schedules of Investments and Financial Statements.

40 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Contract Amount		Value

Television – 1.1%
640,907	CBS Corp. – Class B	$7,543,475
Toys – 2.6%
72,760	Nintendo Co., Ltd.**	18,556,955
Transactional Software – 1.9%
418,554	Solera Holdings, Inc.	13,485,810
Web Portals/Internet Service Providers – 4.0%
26,642	Google, Inc. – Class A*	14,283,309
821,157	Yahoo!, Inc.*	13,056,396
4,791	Yahoo! Japan Corp.**	1,465,096
		28,804,801
Wireless Equipment – 4.2%
265,700	Crown Castle International Corp.*	8,029,454
436,247	QUALCOMM, Inc.	18,064,988
373,126	Telefonaktiebolaget L.M. Ericsson (ADR)	3,880,511
		29,974,953

Total Common Stock (cost $602,525,194)		706,773,624

Money Market – 0.4%
2,848,000	Janus Cash Liquidity Fund LLC, 0% (cost $2,848,000)	2,848,000

Purchased Option – Put – 0%
1,711	PowerShares QQQ expires December 2009 exercise price $41.00 (premiums paid $195,054)	273,760

Total Investments (total cost $605,568,248) – 99.3%		709,895,384

Securities Sold Short – (2.6)%
Computers – Peripheral Equipment – (0.5)%
150,113	Synaptics, Inc.*	(3,377,543)
Electronic Components – Semiconductors – (0.4)%
152,957	Intel Corp.	(2,923,008)
Sector Fund – Technology – (1.0)%
301,400	PowerShares QQQ Trust (ETF)	(7,278,810)
Wireless Equipment – (0.7)%
619,999	Motorola, Inc.*	(5,313,391)

Total Securities Sold Short (proceeds $19,632,634)		(18,892,752)

Cash, Receivables and Other Assets, net of Liabilities** – 3.3%		23,841,010

Net Assets – 100%		$714,843,642

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$22,121,744	3.1%
Brazil	2,856,380	0.4%
Canada	16,090,552	2.3%
Cayman Islands	7,817,222	1.1%
Denmark	11,634,309	1.6%
Guernsey	10,858,806	1.5%
Hong Kong	3,164,234	0.4%
Ireland	18,914,656	2.7%
Japan	29,694,303	4.2%
Jersey	6,066,727	0.9%
Sweden	3,880,511	0.6%
Switzerland	18,483,623	2.6%
United Kingdom	41,199,285	5.8%
United States††	517,113,032	72.8%

Total	$709,895,384	100.0%

††	Includes Cash Equivalents (72.4% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(18,892,752)	100.0%

Total	$(18,892,752)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/09	5,300,000	$8,696,746	$33,202
British Pound 11/19/09	8,747,000	14,352,120	(483,576)
Japanese Yen 11/12/09	867,000,000	9,633,814	(135,983)
Japanese Yen 11/19/09	1,077,000,000	11,967,787	93,629

Total		$44,650,467	$(492,728)

Schedule of Written Options – Calls	Value

PowerShares QQQ Trust (ETF) expires December 2009 3,422 contracts exercise price $44.00 (Premiums received $188,655)	$(130,036)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 41

Janus Overseas Fund (unaudited)

Fund Snapshot
I believe that company fundamentals drive share prices over the long term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Performance Overview

During the 12-month period ending October 31, 2009, Janus Overseas Fund’s Class J Shares returned 51.63%. Its primary benchmark, the MSCI All-Country World ex-U.S IndexSM returned 34.10%, and its secondary benchmark, the MSCI EAFE® Index, returned 27.71%.

As global markets rebounded sharply from the depressed levels reached during the 2008 financial crisis, the Fund rose and outperformed its indices. While I am pleased with the short-term performance of the Fund, I remain focused on long-term investing which I strongly believe is the best way to create long-term value for fundholders. I remain confident in our research process and optimistic about the longer-term prospects for the companies in the Fund.

Economic Update

I believe that the unprecedented response to the 2008 crisis by central banks and governments around the world prevented a disastrous meltdown in global financial markets and a possible global economic depression. Aggressive intervention by central banks to provide liquidity and to reduce interest rates, combined with huge government stimulus programs helped to stabilize market sentiment and to provide a base level of economic activity. As 2009 progressed, evidence increased of stabilization in the U.S. and European economies and of corporate revenues. However, despite a clear pickup of activity from the trough levels of late 2008 and early 2009, I believe most businesses still have only limited visibility into 2010, and the path back to sustained global economic growth remains uncertain. Concerns about the speed and magnitude of the inevitable withdrawal of central bank liquidity and government fiscal support compound the uncertainty. In addition, many Western countries face longer-term economic headwinds from the unwinding of the real-estate bubble, consumer deleveraging and high fiscal deficits.

Emerging countries, particularly China, stood out as beacons of strength in an otherwise bleak global economy. Globalization, urbanization, and infrastructure development remain powerful structural drivers of growth in these emerging economies. Also, the banks and financial systems in China, India, Brazil, and other key emerging markets generally suffered far less damage than the U.S. and Europe during the 2008 crisis. China’s massive government stimulus program appears to be successfully underpinning strong growth in that economy.

The short- and long-term health of the U.S. economy is critical to the economies of all other major countries and to global stock markets. Although I am concerned about the cyclical and structural headwinds facing the U.S., I am not convinced that we are doomed to an era of extremely low growth. The U.S. remains the most dynamic and flexible large economy in the world and has historically shown an ability to reinvent its economy. Furthermore, China and other emerging markets have become a much larger part of the global economy, and for the first time, emerging markets have the size to become a key driver of U.S. and global growth.

Portfolio Positioning

In the midst of the 2008 financial crisis and in the early months of 2009, when the world’s financial markets and economies were under great stress, I sharply concentrated the portfolio into our highest conviction ideas. I initiated or added to positions in companies such as Hong Kong-based Li & Fung, the global leader in sourcing for retailers; India-based Reliance Industries, an energy and petrochemicals conglomerate and India’s largest private sector company; Canada-based Potash Corporation of Saskatchewan, the global leader in fertilizer; and Brazil-based Petroleo Brasileiro SA (Petrobras), one of the world’s fastest growing major oil companies. I believed these companies had very strong franchises and would outperform their peers in the difficult economic environment. With the stocks down sharply in the market collapse, they offered what I considered compelling valuations. As the global outlook improved during 2009, many of these stocks rallied, and I cut position sizes based on valuation. I reallocated the proceeds into a number of

42 | October 31, 2009

(unaudited)

“special situations” ideas. During the period, the Fund made meaningful investments in stocks such as airline companies Delta Air Lines, Continental Airlines, and Deutsche Lufthansa AG, auto companies Ford Motor Company and Daimler AG, and refining company Valero Energy. In these industries, the current environment is challenging and longer-term growth opportunities may be limited. However, we believed that the franchises were under-appreciated by the market, structural changes such as capacity reductions offered the potential for higher medium-term profitability, and the stocks were trading at very low valuations.

As I cut positions in a number of stocks that rose with the market rebound, the Fund’s emerging market weighting fell. The Fund’s weighting in U.S.-based companies rose due to the increased investments in the stocks I described as special situations. Nevertheless, emerging market stocks remain a very important part of Janus Overseas Fund. I expect economic growth in China, India, Brazil and other key emerging markets to significantly outpace the U.S. and Western countries for many years. In an environment of rapidly expanding economies, I believe that emerging markets will continue to offer some of the most exciting opportunities for investment in great growth companies.

Our exposure to U.S.-based companies increased during the period. Although within the guidelines of the Fund, these positions warrant discussion. Janus Overseas Fund is opportunistic and has often had some investments in special situations companies and in the U.S. In the aftermath of the global meltdown, I found a much greater number of special situations opportunities and many of them happened to be U.S.-based companies.

Contributors to Performance

On a geographic basis, holdings and overweights in Hong Kong and Brazil were significant contributors to performance during the period. On a sector basis, our investments in consumer discretionary companies, energy companies, and technology companies had the greatest positive impact on performance.

Currency added to the Fund’s absolute performance but hurt the performance relative to its primary benchmark, the MSCI All-Country World ex-U.S. IndexSM. During the 12-month period, currency added 5.08% to the Fund’s return as the dollar depreciated versus most global currencies. In the midst of the financial crisis, the dollar generally rose due to its safe haven status. However, as the crisis eased and risk tolerance rose again, the dollar fell against most major currencies. Relative to the MSCI All-Country World ex-U.S. IndexSM, currency had a negative impact of 8.80% in the period. The Fund was underweight some currencies that outperformed such as the euro, Australian dollar, and Japanese yen. It was also overweight some currencies that underperformed such as the Chinese renminbi, Hong Kong dollar and Indian rupee. The Fund was partially hedged for its exposure to euro. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Li & Fung, the Fund’s largest position, was the largest contributor to performance during the period. Analyst Andy Tam’s superb in-depth research on the company and the logistics outsourcing industry gave us the conviction to hold a very significant position in Li & Fung through the crisis. Li & Fung’s competitive advantages from its scale, huge network of supplier relationships, strong balance sheet, and ability to cut costs proved critical during the economic downturn, and, the stock rose with the market rebound.

Petrobras was the Fund’s second largest contributor to performance. Analyst Matt Hochstetler’s tremendous research on the company’s opportunity to dramatically grow offshore oil reserves gave us the conviction to take up our position during the crisis. In the market rebound, the stock bounced sharply from its lows as oil prices rose and more details emerged about the reserves and production potential from pre-salt discoveries offshore Brazil.

Singapore-based real estate company CapitaLand and Hong Kong-based real estate company China Overseas Land & Investment Limited were also significant contributors to performance. Analyst Stephen Lew’s excellent in-depth research on both companies and on the commercial and residential property markets in Asia gave us the conviction to hold large positions during the crisis. The strong balance sheets and leading market positions of CapitaLand and China Overseas Land & Investment proved to be critical advantages during the crisis and their stocks rose during the rebound.

Detractors from Performance

Ireland’s Anglo Irish Bank was the largest detractor during the period. After the stock fell sharply in 2007 and 2008, I significantly increased our position in this bank. Although Anglo Irish was clearly exposed to declining real estate sectors in Ireland and the U.K., I believed that the company’s tight credit underwriting standards would differentiate it from other Irish and U.K. banks. I misjudged, however, the devastating and sometimes self-

Janus Global & International Funds | 43

Janus Overseas Fund (unaudited)

fulfilling impact that financial market pressure can have even on seemingly healthy banks. In addition, the company revealed large and previously undisclosed loans made to the chairman. Shortly thereafter, the Irish government nationalized Anglo Irish. We wrote down the value of our holdings in Anglo Irish to zero in the Fund’s NAV. Although the bank’s equity may still have value, I believe it will be difficult for the Irish government to fairly compensate shareholders in a politically-charged environment.

U.S.-based SunPower Corp, a leading manufacturer of solar cells, was the second largest detractor. The business environment for solar cells has been difficult since the crisis. Lower natural gas and oil prices have made alternative energy relatively less attractive, and more importantly, the availability of financing for solar cell buyers has grown much tighter. Despite near-term weakness, I continue to believe that over the next decade, solar power will be a key growth industry for environmental and energy security reasons, and SunPower should benefit from its competitive advantages in solar-cell technology and distribution.

German airline Deutsche Lufthansa AG was the third largest detractor. The global recession has created an extraordinarily difficult environment for the airline industry over the past year. Passenger revenues have fallen sharply and business travel, a key factor for airline profitability, has been particularly weak. I believe that the unprecedented capacity cuts by the industry in response to this crisis will lay the foundation for higher profitability once passenger demand returns. Lufthansa, with its strong balance sheet, should be able to improve its competitive position during the downturn.

Investment Strategy and Outlook

Global stock markets often experience significant volatility. However, the recent collapse and subsequent partial rebound of global equities has been extreme. During difficult times, the conviction to hold onto existing positions or to buy new ones is critical. My conviction comes from our team’s tremendous, in-depth fundamental research. Janus’ investment team travels millions of miles every year, meeting with companies and their competitors, suppliers and customers. These meetings help us understand our companies better and lay the foundation for high-conviction investments.

Although the performance of the markets and the Fund was positive over the past 12 months, the future performance of the Fund could be considerably worse or perhaps negative. I certainly do not envision another period like the 2008 crisis, but I also recognize the futility of attempting to predict short-term market trends. As a fellow fundholder of Janus Overseas Fund, I share your pain during periods of NAV decline. More importantly, as steward of your money, I take my responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings.

Despite volatile markets and a relatively bleak near-term picture for the global economy, I remain optimistic about the long-term. I am excited about the prospects for our companies to improve their competitive positions and to grow revenues and profits. I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

44 | October 31, 2009

(unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	7.27%
Petroleo Brasileiro S.A. (ADR)	3.53%
CapitaLand, Ltd.	3.33%
China Overseas Land & Investment, Ltd.	3.22%
Reliance Industries, Ltd.	3.21%

5 Bottom Performers – Holdings

Contribution

Anglo Irish Bank Corp., Ltd.	-1.90%
SunPower Corp. – Class A	-0.41%
Deutsche Lufthansa A.G.	-0.37%
Arcandor A.G.	-0.35%
Kingdom Hotel Investments (GDR)	-0.30%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	20.22%	21.85%	8.60%
Financials	14.56%	26.46%	24.14%
Energy	8.87%	15.72%	11.38%
Information Technology	7.10%	15.55%	6.49%
Consumer Staples	3.70%	4.75%	8.68%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Telecommunication Services	-0.08%	0.80%	7.17%
Utilities	0.32%	0.29%	5.84%
Health Care	0.77%	2.35%	7.11%
Industrials	1.69%	8.14%	10.19%
Materials	1.89%	4.09%	10.40%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 45

Janus Overseas Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Li & Fung, Ltd. Distribution/Wholesale	6.8%
Reliance Industries, Ltd. Oil Refining and Marketing	4.0%
Bank of America Corp. Diversified Banking Institutions	3.5%
CapitaLand, Ltd. Real Estate Operating/Development	3.3%
Ford Motor Co. Automotive – Cars and Light Trucks	3.2%

20.8%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 17.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

46 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Overseas Fund – Class A Shares

NAV	51.63%	16.43%	7.91%	12.06%	1.19%	1.18%

MOP	43.23%	15.06%	7.27%	11.64%

Janus Overseas Fund – Class C Shares

NAV	51.63%	15.54%	7.10%	11.34%	1.92%	1.92%

CDSC	51.63%	15.54%	7.10%	11.34%

Janus Overseas Fund – Class I Shares	51.63%	16.57%	8.03%	12.16%	0.72%	0.72%

Janus Overseas Fund – Class J Shares	51.63%	16.57%	8.03%	12.16%	0.92%	0.92%

Janus Overseas Fund – Class R Shares	51.63%	15.91%	7.43%	11.65%	1.47%	1.47%

Janus Overseas Fund – Class S Shares	51.63%	16.21%	7.70%	11.89%	1.22%	1.22%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	34.10%	7.10%	3.54%	NA**

Morgan Stanley Capital International EAFE® Index	27.71%	5.10%	2.05%	4.52%

Lipper Quartile – Class J Shares	1st	1st	1st	1st

Lipper Ranking – based on total return for International Funds	6/1259	1/697	13/373	1/101

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.
Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.
Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.
For Class I Shares, Class J Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Global & International Funds | 47

Janus Overseas Fund (unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agent Agreement (applicable to Class J Shares, Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Overseas Fund held approximately 6.2% and 9.4% respectively, of its investments in Brazilian and Indian securities as of October 31, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Overseas Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Growth Fund (the “JAD predecessor fund”) into corresponding shares of Janus Overseas Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Overseas Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 22, 2008, the Fund changed its primary benchmark from the Morgan Stanley Capital International (“MSCI”) EAFE® Index to the MSCI All Country World ex-U.S. IndexSM. The new primary benchmark provides a more appropriate representation of the Fund’s investments.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 1994

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1998, differs significantly from the Fund’s inception date.

48 | October 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,152.80	$3.48

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,149.50	$6.67

Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,154.00	$2.40

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,310.70	$5.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,151.30	$4.97

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,152.20	$4.11

Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

†	Expenses are equal to the annualized expense ratio of 1.00% for Class A Shares, 1.92% for Class C Shares, 0.69% for Class I Shares, 0.91% for Class J Shares, 1.43% for Class R Shares and 1.18% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Global & International Funds | 49

Janus Overseas Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 99.7%
Agricultural Chemicals – 1.9%
1,932,520	Potash Corporation of Saskatchewan, Inc.	$180,264,922
32,025	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,971,280
		183,236,202
Agricultural Operations – 1.6%
188,587,502	Chaoda Modern Agriculture Holdings, Ltd.£	145,290,537
16,576,975	China Green Holdings, Ltd.	14,491,352
		159,781,889
Airlines – 9.6%
41,584,267	British Airways PLC*	123,406,830
11,918,010	Continental Airlines, Inc. – Class B*,£	137,057,115
42,817,225	Delta Air Lines, Inc.*,£	305,714,986
12,447,834	Deutsche Lufthansa A.G.**	190,949,056
14,556,000	Singapore Airlines, Ltd.	139,518,709
6,368,415	UAL Corp.*	41,458,382
		938,105,078
Automotive – Cars and Light Trucks – 4.7%
2,967,194	Daimler A.G.**	143,656,157
44,595,358	Ford Motor Co.*	312,167,506
		455,823,663
Automotive – Truck Parts and Equipment – Original – 0.3%
1,054,907	Valeo S.A.*,**	28,584,811
Building – Residential and Commercial – 1.2%
6,171,400	MRV Engenharia e Participacoes S.A.	114,883,578
Casino Hotels – 1.3%
17,047,273	Crown, Ltd.	123,048,963
Chemicals – Diversified – 0.4%
3,752,165	Israel Chemicals, Ltd.	43,910,008
Commercial Banks – 2.2%
33,159,396	Anglo Irish Bank Corp., Ltd.*,**,o	0
27,469,567	Banco de Oro Unibank, Inc.	20,062,358
564,170	Banco de Oro Unibank, Inc. (GDR)	8,238,191
3,942,888	Punjab National Bank, Ltd.	70,450,973
2,625,108	State Bank of India, Ltd.	120,893,894
		219,645,416
Computers – 2.6%
4,300,383	Research In Motion, Ltd. (U.S. Shares)*	252,561,494
Distribution/Wholesale – 6.8%
160,166,090	Li & Fung, Ltd.	663,270,533
Diversified Banking Institutions – 6.8%
23,473,300	Bank of America Corp.	342,240,715
2,784,520	Credit Suisse Group A.G.F	148,776,271
1,350,487	Deutsche Bank A.G.**	96,489,182
2,109,970	Julius Baer Group, Ltd.	79,453,043
		666,959,211
Diversified Operations – 1.4%
5,125,015	MAX India, Ltd.*	19,187,729
75,292,535	Melco International Development, Ltd.*,£	41,048,188
1,023,299	Orascom Development Holding A.G.*	79,982,438
		140,218,355
Electronic Components – Semiconductors – 2.5%
99,666,756	ARM Holdings PLC£	242,771,587
Electronic Connectors – 1.5%
1,459,600	Hirose Electric Co., Ltd.**	151,287,067
Finance – Investment Bankers/Brokers – 0.4%
4,923,200	Nomura Holdings, Inc.**	34,456,737
Finance – Mortgage Loan Banker – 0.5%
884,774	Housing Development Finance Corp.	49,160,943
Finance – Other Services – 0.7%
13,703,887	IG Group Holdings PLC	67,618,196
Food – Catering – 0%
24,630,000	FU JI Food & Catering Services Holdings, Ltd.*,°°,mu	0
Gambling – Non-Hotel – 0.1%
278,947,741	Amax Entertainment Holdings, Ltd.£	7,451,936
997,695	Great Canadian Gaming Corp.*	6,935,354
		14,387,290
Hotels and Motels – 3.2%
15,933,523	Kingdom Hotel Investments (GDR)*,£	62,140,740
131,451,165	Shangri-La Asia, Ltd.	252,293,152
		314,433,892
Insurance Brokers – 0%
1,570,746	Eurodekania, Ltd. – Private Placement (U.S. Shares)*,°° ,§,£	1,687,284
Investment Management and Advisory Services – 0.5%
8,717,949	BlueBay Asset Management PLC	53,233,123
Life and Health Insurance – 1.2%
12,492,895	Prudential PLC	113,337,894
Medical – Biomedical and Genetic – 3.1%
3,508,585	Celgene Corp.*	179,113,264
2,412,385	Genzyme Corp.*	122,066,681
		301,179,945
Medical – Drugs – 1.3%
1,624,645	Forest Laboratories, Inc.*	44,953,927
537,445	Roche Holding A.G.	86,135,616
		131,089,543
Multi-Line Insurance – 2.4%
17,282,411	Aegon N.V.* ,**	123,118,804
8,421,356	ING Groep N.V.* ,**	108,870,259
		231,989,063
Oil Companies – Exploration and Production – 1.5%
1,758,763	Niko Resources, Ltd.£	142,417,858
Oil Companies – Integrated – 1.9%
3,992,780	Petroleo Brasileiro S.A. (ADR)	184,546,292
Oil Field Machinery and Equipment – 0.5%
5,319,132	Wellstream Holdings PLC£	44,664,796
Oil Refining and Marketing – 8.8%
5,798,026	Neste Oil OYJ**	102,535,485
9,661,051	Reliance Industries, Ltd.	391,821,535
6,865,430	Tesoro Corp.	97,077,180
15,069,825	Valero Energy Corp.	272,763,833
		864,198,033

See Notes to Schedules of Investments and Financial Statements.

50 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares		Value

Paper and Related Products – 2.2%
13,842,285	Stora Enso Oyj – Class R*,**	$105,057,399
8,811,068	UPM-Kymmene Oyj**	105,994,679
		211,052,078
Power Converters and Power Supply Equipment – 1.2%
2,629,880	SunPower Corp. – Class A*	65,247,323
4,230,245	Suntech Power Holdings Co., Ltd. (ADR)*	53,597,204
		118,844,527
Property and Casualty Insurance – 2.0%
12,280,380	Reliance Capital, Ltd.	191,816,893
Real Estate Management/Services – 1.9%
399,900	Daito Trust Construction Co., Ltd.**	16,721,922
11,003,000	Mitsubishi Estate Co., Ltd.**	167,093,011
		183,814,933
Real Estate Operating/Development – 11.9%
156,018,120	Ayala Land, Inc.	33,971,661
113,161,994	CapitaLand, Ltd.	327,020,315
142,091,000	China Overseas Land & Investment, Ltd.	306,248,402
10,745,005	Cyrela Brazil Realty S.A.£	137,294,913
3,506,511	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	20,888,921
66,617,000	Hang Lung Properties, Ltd.	251,084,175
4,928,780	PDG Realty S.A. Empreendimentos e Participacoes	41,705,277
1,835,225	Rodobens Negocios Imobiliarios S.A.	19,176,637
4,039,161	Rossi Residencial S.A.	27,043,959
		1,164,434,260
Retail – Consumer Electronics – 1.2%
1,868,780	Yamada Denki Co., Ltd.**	113,902,733
Retail – Miscellaneous/Diversified – 0.6%
9,327,414	SM Investments Corp.	60,918,905
Semiconductor Equipment – 1.9%
6,903,538	ASML Holding N.V.**	185,836,898
Steel – Producers – 0.5%
3,793,500	Tokyo Steel Manufacturing Co., Ltd.**	49,728,480
Sugar – 1.9%
6,662,913	Bajaj Hindusthan, Ltd.	27,370,279
1,149,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	4,720,652
5,735,700	Cosan S.A. Industria e Comercio*	60,422,077
14,108,974	Cosan, Ltd. – Class A*,£	93,965,767
		186,478,775
Telecommunication Equipment – 0%
119	Nortel Networks Corp. (U.S. Shares)*	7
Telecommunication Services – 1.4%
3,790,150	Amdocs, Ltd. (U.S. Shares)*	95,511,780
11,583,898	Reliance Communications, Ltd.	42,546,350
		138,058,130
Textile – Apparel – 0.1%
66,489,635	Trinity, Ltd. – Private Placement*,°° ,§,£	12,954,755
Toys – 1.4%
531,800	Nintendo Co., Ltd.**	135,632,058
Transportation – Truck – 0.5%
3,434,266	DSV A/S*	53,193,560
Warehousing and Harbor Transport Services – 0.1%
10,593,219	DP World, Ltd. (U.S. Shares)	5,243,643

Total Common Stock (cost $8,856,142,700)		9,744,399,379

Money Market – 0%
1,966,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,966,000)	1,966,000

Total Investments (total cost $8,858,108,700) – 99.7%		9,746,365,379

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		28,219,319

Net Assets – 100%		$9,774,584,698

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$123,048,963	1.3%
Bermuda	1,031,472,740	10.6%
Brazil	605,961,653	6.2%
Canada	585,150,915	6.0%
Cayman Islands	261,028,481	2.7%
Denmark	53,193,561	0.5%
Finland	313,587,563	3.2%
France	28,584,812	0.3%
Germany	431,094,395	4.4%
Guernsey	95,511,780	1.0%
Hong Kong	611,335,520	6.3%
India	917,969,249	9.4%
Ireland	0	0.0%
Israel	43,910,008	0.4%
Japan	668,822,007	6.9%
Netherlands	417,825,961	4.3%
Philippines	123,191,114	1.3%
Singapore	466,539,024	4.8%
Switzerland	394,347,369	4.0%
United Arab Emirates	5,243,643	0.1%
United Kingdom	646,719,710	6.6%
United States††	1,921,826,911	19.7%

Total	$9,746,365,379	100.0%

††	Includes Cash Equivalents (19.7% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S.$	Gain/(Loss)

Euro 11/12/09	51,900,000	$76,369,201	$(587,935)
Euro 11/19/09	49,000,000	72,100,843	(288,403)
Euro 12/10/09	43,500,000	64,003,217	495,103
Japanese Yen 11/12/09	5,000,000,000	55,558,329	378,842
Japanese Yen 11/19/09	17,000,000,000	188,906,570	897,069

Total		$456,938,160	$894,676

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 51

Janus Worldwide Fund (unaudited)

Fund Snapshot
We seek companies globally that have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have a research edge in an effort to deliver superior risk-adjusted results over the long term.
Laurent Saltiel portfolio manager

Performance Overview

Janus Worldwide Fund’s Class J Shares returned 22.06% over the 12 months ended October 31, 2009, as compared to a 18.42% return for the MSCI World IndexSM.

Saltiel Selected as New Portfolio Manager

Laurent Saltiel, who has served as a portfolio manager at Janus since November of 2006 and as an analyst at the firm since September of 2002, was named as portfolio manager of the Janus Worldwide Fund effective April 13, 2009. He succeeded Jason Yee, who left the firm. The Fund employs a global core growth style that should be well aligned with the fundamental research produced by the seven Janus global sector teams. Mr. Saltiel increased the number of holdings (54 as of December 31, 2008) to a range of 70-100. In addition, many of the Fund’s historically large sector and country differences from the index were minimized in an effort to make stock selection the primary driver of excess returns.

Economic Overview

Global equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The MSCI World IndexSM hit the low point for the period in March as evidence of an above average contraction in the U.S. economy and economic weakness abroad continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, the index finished the 12-month period with double-digit gains. Emerging markets, led by exceptional returns in China, India and Brazil, more than doubled the returns of developed markets. Europe was the strongest developed market region with the U.K. and Spain among the leaders. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period. In terms of sectors, materials and information technology were the best performing while utilities and healthcare were relative underperformers. The U.S. dollar was weaker versus all major currencies amid improving investor appetite for risk and concerns over growing budget deficits.

Contributors to Performance

Li & Fung, a Hong Kong-based apparel outsourcing firm, performed well during the economic downturn by opportunistically making attractive acquisitions and gaining market share, which supported our thesis. We continue to believe the company can continue to gain market share, grow organically and reduce costs to improve margins.

Apple Inc., a new holding, rose significantly during the period, as the computer and mobile device maker continued to exceed market expectations. We believe Apple’s iPhone will continue to gain market share in the smart phone market, which we expect to grow as more users trade up from traditional mobile phones. We think many investors believe Apple already has a large market share in smart phones and are underestimating potential growth. We continue to see strong growth prospects for this business line.

Another new holding, U.K.-based Aggreko PLC also posted strong returns. The company makes and ships large generators that can power sports stadiums, factories or even cities for a short length of time. The company’s primary market is Africa, which has suffered from significant under-investment in power plants because of high capital costs and risks. We feel Aggreko fills this need, although it still has low penetration in a very large market. We also like the high returns on invested capital the company has historically generated.

Detractors from Performance

Dell, the computer manufacturer, continued to be pressured by the downturn in consumer spending; we decided to exit our position. Berkshire Hathaway also detracted from performance, as its service businesses and investment portfolio both suffered in the economic

52 | October 31, 2009

(unaudited)

downturn and financial fallout. We trimmed our position in Berkshire.

JP Morgan Chase also detracted, as the U.S. bank was negatively impacted during the early part of the period by turmoil in its industry. While we remained confident in the management and the company’s ability to emerge from the financial crisis in a stronger competitive position than it had entering the downturn, we decided to exit our position in favor of other opportunities that we felt had better risk-reward opportunities.

Derivatives

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

While global equity markets have rallied significantly, we are less optimistic as economic conditions in the U.S., Europe and Japan remain difficult. We believe unemployment will remain high for some time and sluggish economic growth is likely to persist for several years. While the worst of the financial crisis is behind us thanks in part to governments’ flooding the system with liquidity, fundamentals in developed markets remain lackluster. However, we believe growth is re-accelerating in emerging markets such as China, India and Brazil, as these countries do not suffer from many of the issues in Western developed markets.

Thank you for your continued support of Janus Worldwide Fund.

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	2.05%
Apple, Inc.	1.47%
Aggreko PLC	1.26%
Capita Group PLC	1.02%
Housing Development Finance Corp.	0.95%

5 Bottom Performers – Holdings

Contribution

Dell, Inc.	-1.03%
JPMorgan Chase & Co.	-0.99%
Berkshire Hathaway, Inc. – Class B	-0.72%
Monsanto Co.	-0.69%
Willis Group Holdings, Ltd.	-0.66%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	5.22%	17.54%	9.24%
Consumer Staples	4.31%	8.77%	10.71%
Industrials	4.11%	8.22%	10.51%
Information Technology	3.88%	18.79%	11.29%
Energy	2.46%	3.56%	11.68%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Materials	0.03%	8.32%	6.50%
Utilities	0.52%	0.72%	5.18%
Telecommunication Services	0.72%	0.82%	4.84%
Financials	2.18%	19.24%	18.93%
Health Care	2.35%	14.03%	11.12%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 53

Janus Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Aggreko PLC Commercial Services	3.4%
Capita Group PLC Human Resources	3.4%
Japan Tobacco, Inc. Tobacco	3.1%
Berkshire Hathaway, Inc. – Class B Reinsurance	3.0%
Celgene Corp. Medical – Biomedical and Genetic	2.9%

15.8%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 11.1% of total net assets.

Top Country Allocations– Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

54 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Worldwide Fund – Class A Shares

NAV	22.05%	0.75%	–2.48%	7.89%	0.90%	0.90%

MOP	15.04%	–0.44%	–3.05%	7.54%

Janus Worldwide Fund – Class C Shares

NAV	22.06%	–0.03%	–3.23%	7.21%	1.62%	1.62%

CDSC	22.06%	–0.03%	–3.23%	7.21%

Janus Worldwide Fund – Class I Shares	22.06%	0.81%	–2.43%	7.92%	0.47%	0.47%

Janus Worldwide Fund – Class J Shares	22.06%	0.81%	–2.43%	7.92%	0.68%	0.68%

Janus Worldwide Fund – Class R Shares	22.06%	0.29%	–2.92%	7.51%	1.22%	1.22%

Janus Worldwide Fund – Class S Shares	22.06%	0.54%	–2.68%	7.73%	0.97%	0.97%

Morgan Stanley Capital International World IndexSM	18.42%	2.64%	0.23%	6.06%

Lipper Quartile – Class J Shares	2nd	4th	4th	2nd

Lipper Ranking – based on total return for Global Funds	209/538	214/283	140/146	7/17

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

For Class I Shares, Class J Shares, Class R Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Global & International Funds | 55

Janus Worldwide Fund (unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

For the period from July 1, 2006 through January 31, 2007 (“Waiver Period”), Janus Capital contractually agreed to waive its right to receive a portion of the Fund’s base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund’s primary benchmark index for that period.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses), to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Worldwide Fund held approximately 6.5% of its total investments in Brazilian securities as of October 31, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by the fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Worldwide Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Worldwide Fund (the “JAD predecessor fund”) into corresponding shares of Janus Worldwide Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Worldwide Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

56 | October 31, 2009

(unaudited)

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,121.10	$4.01

Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,118.10	$7.02

Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,122.60	$2.61

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,253.00	$5.11

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,119.90	$5.17

Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,120.80	$4.32

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41

†	Expenses are equal to the annualized expense ratio of 1.17% for Class A Shares, 2.05% for Class C Shares, 0.78% for Class I Shares, 0.76% for Class J Shares, 1.51% for Class R Shares, and 1.26% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Global & International Funds | 57

Janus Worldwide Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 99.8%
Aerospace and Defense – 0.6%
381,737	TransDigm Group, Inc.*	$14,956,456
Agricultural Chemicals – 5.8%
983,970	Monsanto Co.	66,103,105
721,665	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	66,956,078
		133,059,183
Agricultural Operations – 2.7%
43,768,415	Chaoda Modern Agriculture Holdings, Ltd.	33,719,819
32,022,000	China Green Holdings, Ltd.	27,993,170
		61,712,989
Brewery – 1.2%
590,881	Anheuser-Busch InBev N.V.	27,766,087
Chemicals – Specialty – 2.2%
54,362,035	Huabao International Holdings, Ltd.	51,553,755
Commercial Services – 3.4%
6,330,909	Aggreko PLC	78,816,056
Commercial Services – Finance – 1.0%
1,207,655	CIA Brasileira de Meios de Pagamento	11,075,943
56,915	MasterCard, Inc. – Class A	12,465,523
		23,541,466
Computer Services – 1.0%
640,170	Accenture, Ltd. – Class A (U.S. Shares)	23,737,504
Computers – 4.7%
298,530	Apple, Inc.*	56,272,905
886,643	Research In Motion, Ltd. (U.S. Shares)*	52,072,543
		108,345,448
Consulting Services – 0.3%
106,946	Bereau Veritas S.A.	5,895,826
Cosmetics and Toiletries – 1.3%
309,525	Colgate-Palmolive Co.	24,337,950
418,091	Colgate Palmolive India, Ltd.	6,177,019
		30,514,969
Distribution/Wholesale – 2.8%
15,621,550	Li & Fung, Ltd.	64,691,058
Diversified Banking Inst – 5.1%
2,410,315	Bank of America Corp.	35,142,393
387,533	Goldman Sachs Group, Inc.	65,946,490
949,839	UBS A.G.*	15,910,985
		116,999,868
Diversified Operations – 2.0%
6,818,935	China Merchants Holdings International Co., Ltd.	21,775,766
344,970	Danaher Corp.	23,537,303
		45,313,069
Electric – Distribution – 0.8%
1,861,665	Equatorial Energia S.A.	17,972,801
Electric – Integrated – 0.8%
1,273,400	Light S.A. (144A)	17,550,922
Electric Products – Miscellaneous – 0.5%
252,050	Bharat Heavy Electricals, Ltd.	11,697,121
Electronic Connectors – 0.8%
481,252	Amphenol Corp. – Class A	19,307,830
Enterprise Software/Services – 2.7%
1,576,709	Autonomy Corp. PLC*	34,650,981
834,993	Aveva Group PLC	12,173,104
691,700	Temenos Group A.G.*	15,772,453
		62,596,538
Finance – Credit Card – 0.5%
779,200	Redecard S.A.	11,571,401
Finance – Mortgage Loan Banker – 2.5%
1,049,773	Housing Development Finance Corp.	58,328,828
Finance – Other Services – 2.7%
2,626,525	BM&F Bovespa S.A.	17,004,024
77,245	CME Group, Inc.	23,375,109
4,236,794	IG Group Holdings PLC	20,905,336
		61,284,469
Food – Dairy Products – 0.3%
127,541	Nestle India, Ltd.	6,942,281
Food – Wholesale/Distribution – 1.2%
13,820,625	Olam International, Ltd.	26,504,372
Gold Mining – 1.3%
668,820	Newmont Mining Corp.	29,066,917
Hotels and Motels – 1.1%
12,978,000	Shangri-La Asia, Ltd.	24,908,570
Human Resources – 3.4%
6,219,694	Capita Group PLC	77,814,712
Industrial Gases – 0.5%
147,550	Praxair, Inc.	11,721,372
Investment Companies – 2.0%
9,203,255	Man Group PLC	46,545,744
Investment Management and Advisory Services – 0.5%
2,152,100	GP Investments, Ltd. (BDR)*	10,999,432
Medical – Biomedical and Genetic – 7.8%
388,650	Alexion Pharmaceuticals, Inc.*	17,259,947
1,314,055	Celgene Corp.*	67,082,508
685,265	Genzyme Corp.*	34,674,409
828,418	Gilead Sciences, Inc.*	35,249,186
796,850	Vertex Pharmaceuticals, Inc.*	26,742,286
		181,008,336
Medical – Drugs – 1.3%
283,255	Novo Nordisk A/S	17,617,705
76,366	Roche Holding A.G.	12,239,080
		29,856,785
Medical – Generic Drugs – 0.8%
361,785	Teva Pharmaceutical S.P. (ADR)	18,262,907
Medical Instruments – 1.3%
860,977	St. Jude Medical, Inc.*	29,342,096
Medical Products – 1.7%
214,176	Baxter International, Inc.	11,578,355
273,624	Cochlear, Ltd.	15,676,571
192,145	Johnson & Johnson	11,346,162
		38,601,088
Multi-Line Insurance – 0.1%
38,080	ACE, Ltd. (U.S. Shares)*	1,955,789

See Notes to Schedules of Investments and Financial Statements.

58 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares		Value

Oil – Field Services – 1.5%
469,430	AMEC PLC	$6,195,014
1,839,897	Petrofac, Ltd.	28,294,209
		34,489,223
Oil and Gas Drilling – 0.5%
142,220	Transocean, Ltd. (U.S. Shares)*	11,933,680
Oil Companies – Exploration and Production – 0.8%
476,260	Petroleo Brasileiro S.A. (U.S. Shares)	19,107,551
Oil Field Machinery and Equipment – 1.0%
580,637	Dresser-Rand Group, Inc.*	17,111,373
665,294	Wellstream Holdings PLC	5,586,479
		22,697,852
Optical Supplies – 0.5%
85,401	Alcon, Inc. (U.S. Shares)	12,194,409
Pipelines – 0.5%
263,119	Kinder Morgan Management LLC*	12,316,600
Printing – Commercial – 1.6%
702,373	VistaPrint, Ltd. (U.S. Shares)*	35,856,142
Property and Casualty Insurance – 2.4%
3,234,749	Admiral Group PLC	54,370,898
Real Estate Management/Services – 0.7%
10,094,076	Regus PLC	16,885,886
Real Estate Operating/Development – 1.1%
6,426,435	Hang Lung Properties, Ltd.	24,221,687
Reinsurance – 3.0%
21,321	Berkshire Hathaway, Inc. – Class B*	69,996,843
Retail – Apparel and Shoe – 1.6%
202,411	Hennes & Mauritz A.B. – Class B	11,617,125
214,030	Inditex S.A.	12,562,041
4,907,000	Ports Design, Ltd.	13,093,257
		37,272,423
Retail – Regional Department Stores – 0.0%
160,000	Golden Eagle Retail Group, Ltd.	273,065
Retail – Restaurants – 0.4%
12,064,000	Ajisen China Holdings, Ltd.	10,162,315
Schools – 5.6%
1,770,500	Anhanguera Educacional Participacoes S.A.*	24,482,750
259,385	Capella Education Co.*	17,871,627
1,752,130	Estacio Participacoes S.A.	22,885,451
677,150	Grand Canyon Education, Inc.*	10,983,373
662,600	Kroton Educacional S.A.	7,066,630
132,100,550	Raffles Education Corp., Ltd.*	46,312,404
		129,602,235
Semiconductor Equipment – 0.5%
433,740	ASML Holding N.V.	11,675,882
Tobacco – 6.3%
1,096,449	British American Tobacco PLC	35,003,795
1,065,709	ITC Ltd.	5,715,892
25,561	Japan Tobacco, Inc.	71,257,474
727,558	Philip Morris International, Inc.	34,457,147
		146,434,308
Transportation – Services – 0.8%
538,110	Expeditors International of Washington Inc.	17,337,904
Transportation – Truck – 1.0%
1,555,082	DSV A/S*	24,086,762
Vitamins and Nutrition Products – 0.5%
336,737	Herbalife, Ltd.	11,331,200
Wireless Equipment – 0.8%
375,951	Crown Castle International Corp.*	11,361,239
580,923	Telefonaktiebolaget L.M. Ericsson – Class B	6,195,539
		17,556,778

Total Investments (total cost $2,012,408,080) – 99.8%		2,300,547,688

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		3,989,345

Net Assets – 100%		$2,304,537,033

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$15,676,571	0.7%
Belgium	27,766,087	1.2%
Bermuda	193,239,241	8.4%
Brazil	148,717,472	6.5%
Canada	119,028,622	5.2%
Cayman Islands	55,486,399	2.4%
Denmark	41,704,467	1.8%
France	5,895,826	0.2%
Hong Kong	45,997,453	2.0%
India	88,861,140	3.8%
Ireland	23,737,504	1.0%
Israel	18,262,907	0.8%
Japan	71,257,474	3.1%
Jersey	45,180,095	2.0%
Netherlands	47,532,024	2.1%
Singapore	72,816,777	3.2%
Spain	12,562,041	0.5%
Sweden	17,812,664	0.8%
Switzerland	70,006,396	3.0%
United Kingdom	372,062,120	16.2%
United States	806,944,408	35.1%

Total	$2,300,547,688	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 59

Statements of Assets and Liabilities

Janus Global
As of October 31, 2009	Life
(all numbers in thousands except net asset value per share)	Sciences Fund

Assets:
Investments at cost	$588,632
Unaffiliated investments at value	$636,481
Affiliated investments at value	$8,975
Cash	4,478
Cash denominated in foreign currency(1)	–
Restricted cash**	–
Deposits with broker for short sales	7,685
Receivables:
Investments sold	7,701
Fund shares sold	90
Dividends	869
Interest	49
Non-interested Trustees’ deferred compensation	16
Other assets	36
Forward currency contracts	53
Total Assets	666,433
Liabilities:
Payables:
Short Sales, at value(2)	10,385
Options Written, at value(3)	381
Due to Custodian	–
Investments purchased	6,721
Fund shares repurchased	386
Dividends and distributions	–
Advisory fees	363
Transfer agent fees and expenses	66
Administrative fees – Class J Shares(4)	95
Administrative fees – Class R Shares	N/A
Administrative fees – Class S Shares	–
Distribution fees – Class A Shares	–
Distribution fees – Class C Shares	–
Distribution fees – Class R Shares	N/A
Distribution fees – Class S Shares	–
Networking fees – Class A Shares	–
Networking fees – Class C Shares	–
Networking fees – Class I Shares	–
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	16
Foreign tax liability	–
Accrued expenses and other payables	141
Forward currency contracts	587
Total Liabilities	19,143
Net Assets	$647,290
Net Assets Consist of:
Capital (par value and paid-in surplus)*	1,047,101
Undistributed net investment income/(loss)*	38
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(453,516)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(5)	53,667
Total Net Assets	$647,290
Net Assets – Class A Shares	61
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3
Net Asset Value Per Share(6)	$19.69
Maximum Offering Price Per Share(7)	$20.89
Net Assets – Class C Shares	21
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1
Net Asset Value Per Share(6)	$19.64
Net Assets – Class I Shares	991
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50
Net Asset Value Per Share	$19.71
Net Assets – Class J Shares	646,206
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,798
Net Asset Value Per Share	$19.70
Net Assets – Class R Shares	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A
Net Asset Value Per Share	N/A
Net Assets – Class S Shares	11
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1
Net Asset Value Per Share	$19.66

*	See Note 5 in the Notes to the Financial Statements.
**	See Note 1 in the Notes to the Financial Statements.
(1)	Includes cost of $712,243, $1,590,784, and $8,700,349 for Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund, respectively.
(2)	Includes proceeds of $7,684,658 and $19,632,634 on short sales for Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.
(3)	Includes premiums of $428,545 and $188,655 on written options for Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.
(4)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”
(5)	Net of foreign taxes on investments of $362,271 for Janus Worldwide Fund.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

60 | October 31, 2009

			Janus	Janus
Janus Global	Janus Global	Janus Global	Overseas	Worldwide
Opportunities Fund	Research Fund	Technology Fund	Fund	Fund

$95,253	$189,041	$605,568	$8,858,109	$2,012,408
$81,483	$201,750	$688,692	$8,369,939	$2,300,548
$17,548	$1,183	$21,203	$1,376,426	$–
–	218	102	9,364	–
–	–	712	1,589	8,701
–	–	25	–	–
–	–	19,633	–	–

–	335	22,810	34,929	22,440
110	154	288	22,515	250
164	361	693	12,516	2,771
–	–	–	–	–
2	5	17	238	56
1	7	5	4,087	6,495
17	–	127	1,771	–
99,325	204,013	754,307	9,833,374	2,341,261

–	–	18,893	–	–
–	–	130	–	–
146	–	–	–	4,523
–	–	18,643	18,218	27,738
44	184	421	30,163	2,071
–	3	–	1	1
55	259	406	5,589	1,195
10	17	92	217	136
13	33	103	1,364	358
N/A	N/A	N/A	22	–
–	–	–	311	14
–	–	–	108	1
–	–	–	165	1
N/A	N/A	N/A	45	–
–	–	–	311	14
–	–	–	121	1
–	–	–	143	1
–	–	–	8	–
–	1	2	46	7
2	5	17	238	56
–	–	–	–	362
38	63	136	843	245
–	–	620	876	–
308	565	39,463	58,789	36,724
$99,017	$203,448	$714,844	$9,774,585	$2,304,537

102,110	256,265	1,660,216	10,127,860	6,850,268
413	64	42	30,403	9,238
(7,302)	(66,779)	(1,050,041)	(1,272,819)	(4,842,752)
3,796	13,898	104,627	889,141	287,783
$99,017	$203,448	$714,844	$9,774,585	$2,304,537
16	85	232	462,533	3,084
1	7	18	11,972	82
$10.90	$11.38	$12.56	$38.63	$37.43
$11.56	$12.07	$13.33	$40.99	$39.71
13	188	36	185,858	1,144
1	17	3	4,825	31
$10.92	$11.34	$12.53	$38.52	$37.34
562	37	973	542,392	30,008
51	3	77	14,026	800
$10.92	$11.38	$12.57	$38.67	$37.49
98,415	203,125	713,536	7,112,657	2,207,945
8,985	17,855	56,772	184,045	58,892
$10.95	$11.38	$12.57	$38.65	$37.49
N/A	N/A	N/A	99,338	532
N/A	N/A	N/A	2,575	14
N/A	N/A	N/A	$38.58	$37.40
11	13	67	1,371,807	61,824
1	1	5	35,526	1,652
$11.02	$11.36	$12.55	$38.61	$37.43

See Notes to Financial Statements.

Janus Global & International Funds | 61

Statements of Operations

Janus Global
For the fiscal year ended October 31, 2009	Life
(all numbers in thousands)	Sciences Fund

Investment Income:
Interest	$359
Securities lending income	–
Dividends	8,057
Dividends from affiliates	76
Foreign tax withheld	(384)
Total Investment Income	8,108
Expenses:
Advisory fees	3,951
Transfer agent fees and expenses	534
Registration fees	50
Custodian fees	37
Audit fees	23
Non-interested Trustees’ fees and expenses	44
Short sales dividend expense	158
Stock loan fees	7
Printing fees	184
Postage and mailing expenses	351
Distribution fees – Class A Shares	–
Distribution fees – Class C Shares	–
Distribution fees – Class R Shares	N/A
Distribution fees – Class S Shares	–
Administrative fees – Class J Shares(1)	1,037
Administrative fees – Class R Shares	N/A
Administrative fees – Class S Shares	–
Networking fees – Class A Shares	–
Networking fees – Class C Shares	–
Networking fees – Class I Shares	–
Other expenses	67
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	6,443
Expense and Fee Offset	(50)
Net Expenses	6,393
Less: Excess Expense Reimbursement	–
Net Expenses after Expense Reimbursement	6,393
Net Investment Income/(Loss)	1,715
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(66,294)
Net realized gain/(loss) from short sales	(90)
Net realized gain/(loss) from swap contracts	–
Net realized gain/(loss) from options contracts	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	129,261
Net Gain/(Loss) on Investments	62,877
Net Increase/(Decrease) in Net Assets Resulting from Operations	$64,592

(1)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”
(2)	Net of foreign taxes on investments of $362,271 for Janus Worldwide Fund.

See Notes to Financial Statements.

62 | October 31, 2009

Janus Global	Janus Global	Janus Global	Janus	Janus
Opportunities Fund	Research Fund	Technology Fund	Overseas Fund	Worldwide Fund

$2	$–	$13	$25	$109
1	3	–	–	–
2,022	3,097	4,300	100,850	43,204
24	8	93	8,369	344
(52)	(96)	(131)	(4,105)	(1,761)
1,997	3,012	4,275	105,139	41,896

543	1,248	3,732	38,344	10,393
103	119	685	1,012	1,109
39	44	35	138	128
14	47	26	1,355	226
23	25	21	–	–
2	5	51	185	47
–	–	5	–	–
–	–	–	–	–
85	95	221	249	255
129	136	437	533	618
–	–	–	366	2
–	–	–	552	3
N/A	N/A	N/A	154	1
–	–	–	1,087	50
128	302	941	10,852	2,364
N/A	N/A	N/A	77	–
–	–	–	1,087	50
–	–	–	92	1
–	–	–	175	2
–	–	–	17	–
48	84	65	290	151
–	N/A	–	–	1
–	N/A	–	–	(1)
1,114	2,105	6,219	56,565	15,400
(10)	(23)	(68)	(171)	(120)
1,104	2,082	6,151	56,394	15,280
–	–	–	(43)	(1)
1,104	2,082	6,151	56,351	15,279
893	930	(1,876)	48,788	26,617

(6,125)	(48,473)	(96,525)	(703,715)	(938,617)
–	–	(6,224)	–	–
–	103	–	–	–
–	29	628	–	–
26,251	91,300	287,234	3,029,158	1,327,687
20,126	42,959	185,113	2,325,443	389,070
$21,019	$43,889	$183,237	$2,374,231	$415,687

See Notes to Financial Statements.

Janus Global & International Funds | 63

Statements of Changes in Net Assets

	Janus Global
For each fiscal year ended October 31	Life Sciences Fund
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$1,715	$1,266
Net realized gain/(loss) from investment and foreign currency transactions	(66,294)	69,084
Net realized gain/(loss) from short sales	(90)	(2,017)
Net realized gain/(loss) from swap contracts	–	–
Net realized gain/(loss) from options contracts	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	129,261	(305,197)
Net Increase/(Decrease) in Net Assets Resulting from Operations	64,592	(236,864)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	–	N/A
Class C Shares	–	N/A
Class I Shares	–	N/A
Class J Shares(2)	(2,217)	–
Class R Shares	N/A	N/A
Class S Shares	–	N/A
Net realized gain/(loss) from investment transactions*
Class A Shares	–	N/A
Class C Shares	–	N/A
Class I Shares	–	N/A
Class J Shares(2)	–	–
Class R Shares	N/A	N/A
Class S Shares	–	N/A
Net (Decrease) from Dividends and Distributions	(2,217)	–
Capital Share Transactions:
Shares sold
Class A Shares	62	N/A
Class C Shares	21	N/A
Class I Shares	1,026	N/A
Class J Shares(2)	31,274	124,073
Class R Shares	N/A	N/A
Class S Shares	11	N/A
Shares issued in connection with acquisition (see Note 9)
Class A Shares	N/A	N/A
Class C Shares	N/A	N/A
Class I Shares	N/A	N/A
Class R Shares	N/A	N/A
Class S Shares	N/A	N/A
Redemption fees
Class I Shares	–	N/A
Class J Shares(2)	63	220
Class R Shares	N/A	N/A
Class S Shares	–	N/A
Reinvested dividends and distributions
Class A Shares	–	N/A
Class C Shares	–	N/A
Class I Shares	–	N/A
Class J Shares(2)	2,178	–
Class R Shares	N/A	N/A
Class S Shares	–	N/A
Shares repurchased
Class A Shares	–	N/A
Class C Shares	–	N/A
Class I Shares	(8)	N/A
Class J Shares(2)	(102,818)	(128,325)
Class R Shares	N/A	N/A
Class S Shares	–	N/A
Net Increase/(Decrease) from Capital Share Transactions	(68,191)	(4,032)
Net Increase/(Decrease) in Net Assets	(5,816)	(240,896)
Net Assets:
Beginning of period	653,106	894,002
End of period	$647,290	$653,106

Undistributed Net Investment Income/(Loss)*	$38	$986

*	See Note 5 in Notes to Financial Statements
(1)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.
(2)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”

See Notes to Financial Statements.

64 | October 31, 2009

Janus Global		Janus Global		Janus Global		Janus Overseas		Janus Worldwide
Opportunities Fund		Research Fund		Technology Fund		Fund		Fund
2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

$893	$963	$930	$1,009(1)	$(1,876)	$(1,279)(1)	$48,788	$73,249	$26,617	$28,563
(6,125)	5,864	(48,473)	(17,437)(1)	(96,525)	65,030(1)	(703,715)	146,881	(938,617)	120,599
–	–	–	–	(6,224)	4,175	–	–	–	–
–	–	103	(309)	–	–	–	–	–	–
–	–	29	–	628	166	–	30,174	–	–
26,251	(78,223)	91,300	(133,887)	287,234	(498,089)(1)	3,029,158	(5,783,595)	1,327,687	(2,160,537)
21,019	(71,396)	43,889	(150,624)	183,237	(429,997)	2,374,231	(5,533,291)	415,687	(2,011,375)

–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
(1,167)	(2,799)	(1,526)	(782)	–	(3,731)	(38,008)	(163,518)	(40,661)	(21,825)
N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A	–	N/A

–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
(5,568)	(4,999)	–	(12,121)	–	–	(207,095)	(794,328)	–	–
N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
(6,735)	(7,798)	(1,526)	(12,903)	–	(3,731)	(245,103)	(957,846)	(40,661)	(21,825)

16	N/A	89	N/A	235	N/A	155,314	N/A	3,672	N/A
13	N/A	199	N/A	36	N/A	39,334	N/A	1,220	N/A
574	N/A	86	N/A	1,028	N/A	174,339	N/A	31,225	N/A
8,308	18,012	42,892	165,649	75,365	81,328	1,662,937	1,534,806	65,476	106,106
N/A	N/A	N/A	N/A	N/A	N/A	15,327	N/A	579	N/A
16	N/A	13	N/A	67	N/A	169,128	N/A	50,990	N/A

N/A	N/A	N/A	N/A	N/A	N/A	400,243	N/A	2	N/A
N/A	N/A	N/A	N/A	N/A	N/A	179,919	N/A	1	N/A
N/A	N/A	N/A	N/A	N/A	N/A	335,846	N/A	28	N/A
N/A	N/A	N/A	N/A	N/A	N/A	90,316	N/A	1	N/A
N/A	N/A	N/A	N/A	N/A	N/A	1,118,975	N/A	46	N/A

–	N/A	–	N/A	–	N/A	19	N/A	1	N/A
7	112	56	250	75	229	1,095	2,696	69	154
N/A	N/A	N/A	N/A	N/A	N/A	1	N/A	–	N/A
–	N/A	–	N/A	–	N/A	164	N/A	7	N/A

–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
6,620	7,659	1,505	12,720	–	3,662	239,274	933,537	39,764	21,345
N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A	–	N/A

–	N/A	–	N/A	–	N/A	(97,815)	N/A	(140)	N/A
–	N/A	(4)	N/A	–	N/A	(10,886)	N/A	(40)	N/A
(4)	N/A	(52)	N/A	–	N/A	(40,453)	N/A	(956)	N/A
(16,436)	(49,580)	(51,120)	(131,833)	(78,462)	(146,246)	(1,010,443)	(3,059,840)	(300,525)	(694,799)
N/A	N/A	N/A	N/A	N/A	N/A	(9,324)	N/A	(29)	N/A
(6)	N/A	–	N/A	–	N/A	(112,877)	N/A	(6,739)	N/A
(892)	(23,797)	(6,336)	46,786	(1,656)	(61,027)	3,300,433	(588,801)	(115,348)	(567,194)
13,392	(102,991)	36,027	(116,741)	181,581	(494,755)	5,429,561	(7,079,938)	259,678	(2,600,394)

85,625	188,616	167,421	284,162	533,329	1,028,084	4,345,024	11,424,962	2,044,859	4,645,253
$99,017	$85,625	$203,448	$167,421	$714,910	$533,329	$9,774,585	$4,345,024	$2,304,537	$2,044,859

$413	$(488)	$64	$656(1)	$42	$(200)(1)	$30,403	$(15,557)	$9,238	$26,818

See Notes to Financial Statements.

Janus Global & International Funds | 65

Financial Highlights

Class A Shares

	Janus Global Life	Janus Global	Janus Global
For a share outstanding during	Sciences Fund	Opportunities Fund	Research Fund
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$17.81	$9.44	$9.81
Income from Investment Operations:
Net investment income/(loss)	(.01)	.06	(.01)
Net gains/(losses) on investments (both realized and unrealized)	1.89	1.40	1.58
Total from Investment Operations	1.88	1.46	1.57
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$19.69	$10.90	$11.38
Total Return**	10.56%	15.47%	16.00%
Net Assets, End of Period (in thousands)	$61	$16	$85
Average Net Assets for the Period (in thousands)	$27	$6	$7
Ratio of Gross Expenses to Average Net Assets***(2)	1.10%	0.93%	1.37%
Ratio of Net Expenses to Average Net Assets***(2)	1.05%	0.84%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.50%	(3.12)%
Portfolio Turnover Rate***	70%	62%	99%

Class A Shares

	Janus Global	Janus	Janus
For a share outstanding during	Technology Fund	Overseas Fund	Worldwide Fund
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$10.96	$33.51	$33.40
Income from Investment Operations:
Net investment income/(loss)	.01	.22	.04
Net gains/(losses) on investments (both realized and unrealized)	1.59	4.90	3.99
Total from Investment Operations	1.60	5.12	4.03
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$12.56	$38.63	$37.43
Total Return**	14.60%	15.28%	12.07%
Net Assets, End of Period (in thousands)	$232	$462,533	$3,084
Average Net Assets for the Period (in thousands)	$88	$452,405	$2,020
Ratio of Gross Expenses to Average Net Assets***(2)	1.07%(3)	1.00%	1.20%
Ratio of Net Expenses to Average Net Assets***(2)	0.99%(3)	1.00%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.45)%	0.39%	0.81%
Portfolio Turnover Rate***	111%	45%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would be 1.06% and 0.99% in 2009, without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

66 | October 31, 2009

Class C Shares

	Janus Global Life	Janus Global	Janus Global
For a share outstanding during	Sciences Fund	Opportunities Fund	Research Fund
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$17.81	$9.44	$9.81
Income from Investment Operations:
Net investment income/(loss)	(.03)	.03	(.01)
Net gains/(losses) on investments (both realized and unrealized)	1.86	1.45	1.54
Total from Investment Operations	1.83	1.48	1.53
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$19.64	$10.92	$11.34
Total Return**	10.28%	15.68%	15.60%
Net Assets, End of Period (in thousands)	$21	$13	$188
Average Net Assets for the Period (in thousands)	$7	$3	$28
Ratio of Gross Expenses to Average Net Assets***(2)	1.87%	1.79%	1.55%
Ratio of Net Expenses to Average Net Assets***(2)	1.80%	1.63%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.09)%	0.31%	(1.32)%
Portfolio Turnover Rate***	70%	62%	99%

Class C Shares

	Janus Global	Janus	Janus
For a share outstanding during	Technology Fund	Overseas Fund	Worldwide Fund
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$10.96	$33.51	$33.40
Income from Investment Operations:
Net investment income/(loss)	–	.10	(.05)
Net gains/(losses) on investments (both realized and unrealized)	1.57	4.91	3.99
Total from Investment Operations	1.57	5.01	3.94
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$12.53	$38.52	$37.34
Total Return**	14.32%	14.95%	11.80%
Net Assets, End of Period (in thousands)	$36	$185,858	$1,144
Average Net Assets for the Period (in thousands)	$14	$170,640	$1,063
Ratio of Gross Expenses to Average Net Assets***(2)	1.82%(3)	1.93%	2.07%
Ratio of Net Expenses to Average Net Assets***(2)	1.75%(3)	1.92%	2.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.20)%	(0.56)%	(0.14)%
Portfolio Turnover Rate***	111%	45%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would be 1.82% and 1.74%, respectively, without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 67

Financial Highlights  (continued)

Class I Shares

	Janus Global Life	Janus Global	Janus Global
For a share outstanding during	Sciences Fund	Opportunities Fund	Research Fund
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$17.81	$9.44	$9.81
Income from Investment Operations:
Net investment income/(loss)	–	.02	.03
Net gains/(losses) on investments (both realized and unrealized)	1.90	1.46	1.54
Total from Investment Operations	1.90	1.48	1.57
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$19.71	$10.92	$11.38
Total Return**	10.67%	15.68%	16.00%
Net Assets, End of Period (in thousands)	$991	$562	$37
Average Net Assets for the Period (in thousands)	$249	$58	$31
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%	0.85%	0.43%
Ratio of Net Expenses to Average Net Assets***(2)	0.77%	0.54%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	(0.10)%	1.01%
Portfolio Turnover Rate***	70%	62%	99%

Class I Shares

	Janus Global	Janus	Janus
For a share outstanding during	Technology Fund	Overseas Fund	Worldwide Fund
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$10.96	$33.51	$33.40
Income from Investment Operations:
Net investment income/(loss)	–	.21	.09
Net gains/(losses) on investments (both realized and unrealized)	1.61	4.95	4.00
Total from Investment Operations	1.61	5.16	4.09
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$12.57	$38.67	$37.49
Total Return**	14.69%	15.40%	12.25%
Net Assets, End of Period (in thousands)	$973	$542,392	$30,008
Average Net Assets for the Period (in thousands)	$123	$447,943	$27,800
Ratio of Gross Expenses to Average Net Assets***(2)	0.85%(3)	0.70%	0.77%
Ratio of Net Expenses to Average Net Assets***(2)	0.63%(3)	0.69%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.27)%	0.64%	1.12%
Portfolio Turnover Rate***	111%	45%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would be 0.85% and 0.63%, respectively, without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

68 | October 31, 2009

Class J Shares(1)

For a share outstanding during	Janus Global Life Sciences Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$17.78	$24.12	$20.25	$19.37	$16.08
Income from Investment Operations:
Net investment income/(loss)	.04	.03	–	–	–
Net gains/(losses) on investments (both realized and unrealized)	1.94	(6.38)	3.87	.88	3.29
Total from Investment Operations	1.98	(6.35)	3.87	.88	3.29
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(2)	.01	–(2)	–(2)	–(2)
Total Distributions and Other	(.06)	.01	–	–	–
Net Asset Value, End of Period	$19.70	$17.78	$24.12	$20.25	$19.37
Total Return	11.21%	(26.29)%	19.11%	4.54%	20.46%
Net Assets, End of Period (in thousands)	$646,206	$653,106	$894,002	$982,030	$1,149,666
Average Net Assets for the Period (in thousands)	$618,360	$835,370	$874,776	$1,101,726	$1,181,741
Ratio of Gross Expenses to Average Net Assets(3)(4)	1.04%	0.98%	1.01%	1.02%	0.97%
Ratio of Net Expenses to Average Net Assets(3)	1.03%	0.97%	0.99%	1.01%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.28%	0.15%	(0.27)%	(0.39)%	(0.49)%
Portfolio Turnover Rate	70%	81%	61%	87%	77%

Class J Shares(1)

For a share outstanding during	Janus Global Opportunities Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.36	$17.21	$15.32	$13.91	$12.93
Income from Investment Operations:
Net investment income/(loss)	.23	.15	.07	.10	.10
Net gains/(losses) on investments (both realized and unrealized)	2.11	(7.26)	4.13	1.42	.91
Total from Investment Operations	2.34	(7.11)	4.20	1.52	1.01
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.27)	(.09)	(.11)	(.03)
Distributions (from capital gains)*	(.62)	(.48)	(2.22)	–	–
Redemption fees	–(2)	.01	–(2)	–(2)	–(2)
Total Distributions and Other	(.75)	(.74)	(2.31)	(.11)	(.03)
Net Asset Value, End of Period	$10.95	$9.36	$17.21	$15.32	$13.91
Total Return	27.37%	(42.89)%	30.59%	10.96%	7.78%
Net Assets, End of Period (in thousands)	$98,415	$85,625	$188,616	$145,667	$177,560
Average Net Assets for the Period (in thousands)	$84,893	$136,813	$162,723	$161,256	$218,871
Ratio of Gross Expenses to Average Net Assets(3)	1.31%(4)	1.25%(4)	1.07%(4)	1.17%(5)	1.03%(4)
Ratio of Net Expenses to Average Net Assets(3)	1.30%	1.24%	1.06%	1.15%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.05%	0.70%	0.43%	0.57%	0.62%
Portfolio Turnover Rate	62%	18%	14%	38%	36%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)	See Note 6 in Notes to Financial Statements.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.

See Notes to Financial Statements.

Janus Global & International Funds | 69

Financial Highlights  (continued)

Class J Shares(1)

For a share outstanding during	Janus Global Research Fund
each fiscal year or period ended October 31	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$8.81	$17.11	$13.16	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.04	.04	.10	(.01)
Net gains/(losses) on investments (both realized and unrealized)	2.60	(7.58)	4.72	2.22	1.12
Total from Investment Operations	2.65	(7.54)	4.76	2.32	1.11
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.05)	(.05)	(.04)	–
Distributions (from capital gains)*	–	(.72)	(.76)	(.23)	–
Redemption fees	–(3)	.01	–(3)	N/A	N/A
Total Distributions and Other	(.08)	(.76)	(.81)	(.27)	–
Net Asset Value, End of Period	$11.38	$8.81	$17.11	$13.16	$11.11
Total Return**	30.46%	(45.95)%	38.09%	21.21%	11.10%
Net Assets, End of Period (in thousands)	$203,125	$167,476	$284,162	$113,025	$47,404
Average Net Assets for the Period (in thousands)	$166,030	$260,977	$173,760	$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(4)	1.25%	1.15%	1.12%	1.16%	1.27%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.24%	1.14%	1.11%	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%	0.39%(6)	0.36%	0.48%	(0.24)%
Portfolio Turnover Rate***	99%	95%	72%	118%	86%

Class J Shares(1)

For a share outstanding during	Janus Global Technology Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.29	$16.51	$12.23	$10.88	$9.70
Income from Investment Operations:
Net investment income/(loss)	–	–	.06	–	.01
Net gains/(losses) on investments (both realized and unrealized)	3.28	(7.16)	4.22	1.36	1.17
Total from Investment Operations	3.28	(7.16)	4.28	1.36	1.18
Less Distributions and Other:
Dividends (from net investment income)*	–	(.06)	–	(.01)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	–	(.06)	.00	(.01)	.00
Net Asset Value, End of Period	$12.57	$9.29	$16.51	$12.23	$10.88
Total Return	35.31%	(43.51)%	35.00%	12.48%	12.16%
Net Assets, End of Period (in thousands)	$713,536	$533,329	$1,028,084	$914,349	$993,663
Average Net Assets for the Period (in thousands)	$584,300	$828,435	$915,092	$999,147	$1,109,908
Ratio of Gross Expenses to Average Net Assets(4)(7)	1.06%(8)	1.02%(8)	1.04%	1.13%	1.04%
Ratio of Net Expenses to Average Net Assets(4)	1.05%(8)	1.01%(8)	1.03%	1.11%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.32)%	(0.15)%(6)	0.40%	(0.30)%	0.07%
Portfolio Turnover Rate	111%	90%	57%	85%	31%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	Period from February 25, 2005 (inception date) through October 31, 2005.
(3)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(4)	See Note 6 in Notes to Financial Statements.
(5)	The ratio was 1.61% in 2005 before waiver of certain fees incurred by the Fund.
(6)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03% and 0.02% for Janus Global Research Fund and Janus Global Technology Fund, respectively. The adjustment had no impact on total net assets or total return to the class.
(7)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is inlcuded in the ratio of gross expenses to average net assets and was less than 0.01%.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would be 1.06% and 1.05%, respectively, in 2009 and 1.02% and 1.01%, respectively, in 2008 without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

70 | October 31, 2009

Class J Shares(1)

For a share outstanding during	Janus Overseas Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$27.12	$63.02	$42.45	$28.42	$21.62
Income from Investment Operations:
Net investment income/(loss)	.41	.63	.36	.49	.21
Net gains/(losses) on investments (both realized and unrealized)	12.66	(31.38)	20.74	13.80	6.82
Total from Investment Operations	13.07	(30.75)	21.10	14.29	7.03
Less Distributions and Other:
Dividends (from net investment income)*	(.22)	(.88)	(.55)	(.28)	(.23)
Distributions (from capital gains)*	(1.33)	(4.29)	–	–	–
Redemption fees	.01	.02	.02	.02	–(2)
Total Distributions and Other	(1.54)	(5.15)	(.53)	(.26)	(.23)
Net Asset Value, End of Period	$38.65	$27.12	$63.02	$42.45	$28.42
Total Return	51.63%	(52.78)%	50.24%	50.71%	32.74%
Net Assets, End of Period (in thousands)	$7,112,657	$4,345,024	$11,424,962	$5,317,122	$2,554,621
Average Net Assets for the Period (in thousands)	$5,182,633	$9,214,669	$7,916,993	$3,933,175	$2,272,200
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.91%	0.90%	0.89%	0.92%	0.90%
Ratio of Net Expenses to Average Net Assets(3)	0.91%	0.89%	0.89%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.90%	0.79%	0.77%	1.69%	0.88%
Portfolio Turnover Rate	45%	50%	51%	61%	57%

Class J Shares(1)

For a share outstanding during	Janus Worldwide Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$31.36	$60.04	$48.05	$41.41	$38.12
Income from Investment Operations:
Net investment income/(loss)	.41	.44	.32	.65	.46
Net gains/(losses) on investments (both realized and unrealized)	6.37	(28.82)	12.31	6.48	3.14
Total from Investment Operations	6.78	(28.38)	12.63	7.13	3.60
Less Distributions and Other:
Dividends (from net investment income)*	(.65)	(.29)	(.64)	(.49)	(.31)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.65)	(.29)	(.64)	(.49)	(.31)
Net Asset Value, End of Period	$37.49	$31.36	$60.04	$48.05	$41.41
Total Return	22.08%	(47.48)%	26.53%	17.34%	9.47%
Net Assets, End of Period (in thousands)	$2,207,945	$2,044,859	$4,645,253	$4,373,358	$4,957,669
Average Net Assets for the Period (in thousands)	$1,971,727	$3,480,275	$4,522,584	$4,601,953	$5,984,293
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.76%	0.83%	0.88%(5)	0.87%(5)	0.85%
Ratio of Net Expenses to Average Net Assets(3)	0.76%	0.83%	0.87%	0.86%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.34%	0.82%	0.53%	1.31%	0.90%
Portfolio Turnover Rate	195%	16%	27%	43%	33%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	See Note 6 in Notes to Financial Statements.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	The ratio was 0.89% in 2007 and 0.90% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Global & International Funds | 71

Financial Highlights  (continued)

Class R Shares

Janus
For a share outstanding during	Overseas Fund
the period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$33.51
Income from Investment Operations:
Net investment income/(loss)	.16
Net gains/(losses) on investments (both realized and unrealized)	4.91
Total from Investment Operations	5.07
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$38.58
Total Return**	15.13%
Net Assets, End of Period (in thousands)	$99,338
Average Net Assets for the Period (in thousands)	$95,361
Ratio of Gross Expenses to Average Net Assets***(2)	1.44%
Ratio of Net Expenses to Average Net Assets***(2)	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%
Portfolio Turnover Rate***	45%

Class R Shares

Janus
For a share outstanding during	Worldwide Fund
the period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$33.40
Income from Investment Operations:
Net investment income/(loss)	.01
Net gains/(losses) on investments (both realized and unrealized)	3.99
Total from Investment Operations	4.00
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$37.40
Total Return**	11.98%
Net Assets, End of Period (in thousands)	$532
Average Net Assets for the Period (in thousands)	$494
Ratio of Gross Expenses to Average Net Assets***(2)	1.52%
Ratio of Net Expenses to Average Net Assets***(2)	1.51%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%
Portfolio Turnover Rate***	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

72 | October 31, 2009

Class S Shares

	Janus Global Life	Janus Global	Janus Global
For a share outstanding during	Sciences Fund	Opportunities Fund	Research Fund
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$17.81	$9.44	$9.81
Income from Investment Operations:
Net investment income/(loss)	–	.16	(.01)
Net gains/(losses) on investments (both realized and unrealized)	1.85	1.25	1.56
Total from Investment Operations	1.85	1.41	1.55
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Redemption Fees	–	.17	–
Total Distributions and Other	–	.17	–
Net Asset Value, End of Period	$19.66	$11.02	$11.36
Total Return**	10.39%	16.74%	15.80%
Net Assets, End of Period (in thousands)	$11	$11	$13
Average Net Assets for the Period (in thousands)	$1	$9	$2
Ratio of Gross Expenses to Average Net Assets***(2)	1.48%	1.13%	1.42%
Ratio of Net Expenses to Average Net Assets***(2)	1.24%	1.09%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%	1.10%	(1.18)%
Portfolio Turnover Rate***	70%	62%	99%

Class S Shares

	Janus Global	Janus	Janus
For a share outstanding during	Technology Fund	Overseas Fund	Worldwide Fund
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$10.96	$33.51	$33.40
Income from Investment Operations:
Net investment income/(loss)	.01	.20	.04
Net gains/(losses) on investments (both realized and unrealized)	1.58	4.89	3.98
Total from Investment Operations	1.59	5.09	4.02
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Redemption Fees	–	.01	.01
Total Distributions and Other	–	.01	.01
Net Asset Value, End of Period	$12.55	$38.61	$37.43
Total Return**	14.51%	15.22%	12.07%
Net Assets, End of Period (in thousands)	$67	$1,371,807	$61,824
Average Net Assets for the Period (in thousands)	$38	$1,344,815	$62,260
Ratio of Gross Expenses to Average Net Assets***(2)	1.31%(3)	1.19%	1.27%
Ratio of Net Expenses to Average Net Assets***(2)	1.26%(3)	1.18%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	0.18%	0.64%
Portfolio Turnover Rate***	111%	45%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends and interest on short positions and may include stock loan fees. The ratio would be 1.31% and 1.26%, respectively, without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 73

Notes to Schedules of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Global Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in health care, medicine, and biotechnology.

Lipper Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

74 | October 31, 2009

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
mu	FU JI Food & Catering Services Holdings, Ltd. filed a petition to wind up the company.
o	On January 23, 2009, Anglo Irish Bank Corporation PLC was acquired by the Republic of Ireland. The Fund’s investment in this issuer, as reflected in the Schedule of Investments, exposes investors to the negative (or positive) performance resulting from this and other events.

°° ∞  Schedule of Fair Valued Securities (as of October 31, 2009)

		Value as a
	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	$6,359,105	1.0%
Lifesync Holdings, Inc. – Private Placement	1,692,654	0.3%
Mediquest Therapeutics – expires 6/15/11	3	0.0%
Mediquest Therapeutics – expires 6/15/12	1	0.0%
Mediquest Therapeutics – Private Placement	2,509,255	0.4%
Mediquest Therapeutics – Private Placement, Series A-1, 0%	1,557,765	0.2%
Portola Pharmaceuticals, Inc. – Private Placement	4,846,045	0.8%

	$16,964,828	2.7%

Janus Global Research Fund
FU JI Food & Catering Services Holdings, Ltd.	$-	0.0%

Janus Overseas Fund
Eurodekania, Ltd. – Private Placement	$1,687,284	0.0%
FU JI Food & Catering Services Holdings, Ltd.	–	0.0%
Trinity, Ltd. – Private Placement	12,954,755	0.1%

	$14,642,039	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$5,786,786	$6,359,105	1.0%
Lifesync Holdings, Inc. – Private Placement	5/31/06 – 2/19/08	5,869,428	1,692,654	0.3%
Mediquest Therapeutics – expires 6/15/11	5/11/06 – 6/15/06	–	3	0.0%
Mediquest Therapeutics – expires 6/15/12	10/12/07 – 5/08/08	94,066	1	0.0%
Mediquest Therapeutics – Private Placement	5/11/06 – 6/15/06	5,018,510	2,509,255	0.4%
Mediquest Therapeutics – Private Placement, Series A-1, 0%	3/31/09	3,135,054	1,557,765	0.2%
Portola Pharmaceuticals, Inc. – Private Placement	7/3/08	4,130,815	4,846,045	0.8%

		$24,034,659	$16,964,828	2.7%

Janus Overseas Fund
Eurodekania, Ltd. – Private Placement (U.S. Shares)	3/8/07	$20,595,554	$1,687,284	0.0%
Trinity, Ltd. – Private Placement	11/14/07	30,605,121	12,954,755	0.1%

		$51,200,675	$14,642,039	0.1%

The Funds have registration rights for certain restricted securities held as of October 31, 2009. The issuer incurs all registration costs.

Janus Global & International Funds | 75

Notes to Schedules of Investments (continued)

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the one-year period ended October 31, 2009.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Global Life Sciences Fund
Lifesync Holdings, Inc. – Private Placement	–	$–	–	$–	$–	$–	$1,692,654
Mediquest Therapeutics – Private Placement	–	–	–	–	–	–	2,509,255

		$–		$–	$–	$–	$4,201,909

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Global Technology Fund
Vocus, Inc.	688,620	$11,134,971	5,485	$88,198	$(78,959)	$–	$18,355,029
	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Overseas Fund
Amax Entertainment Holdings, Ltd.	47,725,144	$8,043,420	12,024,000	$2,026,481	$(1,709,753)	$447,510	$7,451,936
ARM Holdings PLC	15,912,189	37,287,927	151,360	480,760	(280,003)	3,352,768	242,771,587
Balrampur Chini Mills, Ltd.	1,843,537	6,325,804	15,178,995	52,054,784	(18,004,950)	136,021	–
BrasilAgro – Companhia Brasileira de Propriedades Agricolas	–	–	3,440,000	17,348,780	(8,665,478)	–	–
Chaoda Modern Agriculture Holdings, Ltd.	59,793,605	33,502,979	–	–	–	531,684	145,290,537
Continental Airlines, Inc. – Class B	11,918,010	126,228,195	–	–	–	–	137,057,115
Cosan, Ltd. – Class A	3,147,515	33,048,907	–	–	–	–	93,965,767
Cyrela Brazil Realty S.A.	11,505,970	49,306,134	11,689,700	80,415,887	39,996,237	1,462,843	137,294,913
Delta Air Lines, Inc.	42,817,225	302,647,321	–	–	–	–	305,714,986
Eurodekania, Ltd. – Private Placement (U.S. Shares)	216,702	2,841,329	–	–	–	402,256	1,687,284
Kingdom Hotel Investments (GDR)	6,219,423	21,778,139	–	–	–	–	62,140,740
Melco International Development, Ltd.	12,038,445	17,304,765	215,000	459,690	(404,400)	–	41,048,188
NDS Group PLC (ADR)	–	–	965,304	46,052,833	14,761,319	–	–
Niko Resources, Ltd.	1,018,751	50,804,351	880,205	61,818,874	(1,010,051)	200,550	142,417,858
Osstem Implant Co., Ltd.	–	–	861,873	42,017,693	(32,344,054)	–	–
Trinity, Ltd. – Private Placement	11,453,700	5,272,128	–	–	–	340,784	12,954,755
Wellstream Holdings PLC	833,715	5,679,814	–	–	–	806,821	44,664,796

		$700,071,213		$302,675,782	$(7,661,133)	$7,681,237	$1,374,460,462

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Worldwide Fund
Ryland Group, Inc.	–	$–	3,255,000	$116,379,456	$(59,847,881)	$133,705	$–

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of October 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of October 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Chemicals – Diversified	$–	$8,889,502	$–
Medical – Biomedical and Genetic	164,575,517	5,007,604	6,359,105
Medical – Drugs	116,635,266	96,073,600	–
Medical – Generic Drugs	4,702,860	12,879,183	2,509,255
Medical Instruments	19,178,936	–	1,692,654
Therapeutics	–	–	4,846,045
Soap and Cleaning Preparations	–	6,116,138	–
All Other	185,497,403	–	–
Corporate Bond	–	4,162,320	–
Preferred Stock	–	–	1,557,765
Warrants	–	–	4

76 | October 31, 2009

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Money Market	–	4,772,736	–

Total Investments in Securities	$490,589,982	$137,901,083	$16,964,828

Investments in Securities:
Janus Global Opportunities Fund
Common Stock
Advertising Services	$–	$466,401	$–
Beverages – Wine and Spirits	–	1,039,321	–
Cable Television	–	469,676	–
Cellular Telecommunications	–	4,008,239	–
Commercial Services	–	542,834	–
Electric Products – Miscellaneous	–	789,643	–
Electronic Components – Miscellaneous	–	960,001	–
Electronic Connectors	–	1,907,154	–
Electronic Measuring Instruments	–	525,183	–
Food – Catering	–	4,551,197	–
Food – Miscellaneous/Diversified	–	5,061,978	–
Food – Retail	–	803,352	–
Human Resources	–	3,737,948	–
Medical – Drugs	2,845,575	4,775,449	–
Medical Instruments	–	743,908	–
Metal Products – Distributors	–	351,992	–
Metal Products – Fasteners	–	490,552	–
Oil Companies – Integrated	1,552,731	2,528,805	–
Property and Casualty Insurance	–	3,347,713	–
Retail – Apparel and Shoe	–	1,487,401	–
Schools	–	388,066	–
Wire and Cable Products	–	572,030	–
All other	37,536,001	–	–

Money Market	–	17,548,059	–

Total Investments in Securities	$41,934,307	$57,096,901	$–

Investments in Securities:
Janus Global Research Fund
Common Stock
Aerospace and Defense	$–	$2,459,661	$–
Agricultural Operations	–	1,764,249	–
Airlines	–	5,302,836	–
Athletic Footwear	–	1,738,073	–
Automotive – Cars and Light Trucks	–	2,916,925	–
Brewery	–	2,062,918	–
Cable Television	–	1,787,431	–
Casino Hotels	–	2,318,613	–
Cellular Telecommunications	–	1,699,508	–
Chemicals – Diversified	–	1,958,017	–
Chemicals – Specialty	–	2,076,867	–
Commercial Services	–	3,318,327	–
Commercial Banks	–	3,203,073	–
Computers – Peripheral Equipment	–	1,097,934	–
Distribution/Wholesale	–	2,319,040	–
Diversified Banking Institution	5,196,956	603,230	–
Diversified Minerals	–	1,516,528	–
Diversified Operations	3,966,043	5,115,909	–
Electronic Components – Semiconductors	–	2,165,292	–
Finance – Other Services	1,367,495	650,467	–
Food – Catering	–	–	–
Food – Miscellaneous/Diversified	–	3,355,299	–
Food – Retail	–	1,092,722	–
Human Resources	–	2,964,586	–
Life and Health Insurance	669,856	962,614	–
Medical – Drugs	3,654,269	12,429,549	–
Multimedia	1,039,208	1,913,172	–
Oil – Field Services	852,389	2,237,997	–
Oil Companies – Integrated	1,495,753	3,570,986	–
Oil Field Machinery and Equipment	–	818,112	–
Power Converters and Power Supply Equipment	–	392,376	–
Real Estate Operating/Development	–	2,117,502	–
Retail – Consumer Electronics	1,147,691	1,005,680	–

Janus Global & International Funds | 77

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Soap and Cleaning Preparations	–	2,497,829	–
Tobacco	2,221,536	1,639,192	–
Toys	1,630,062	1,504,756	–
Transportation – Services	3,992,785	2,248,352	–
Wireless Equipment	4,088,527	1,344,951	–
All other	82,257,030	–	–

Money Market	–	1,183,000	–

Total Investments in Securities	$113,579,599	$89,353,576	$–

Investments in Securities:
Janus Global Technology Fund
Common Stock
Cable Television	$3,396,178	$6,999,187	$–
Chemicals – Diversified	–	4,025,426	–
Computers – Peripheral Equipment	–	2,756,703	–
E-Commerce/Services	26,534,817	3,085,510	–
Electronic Components – Semiconductors	3,593,363	21,521,877	–
Enterprise Software/Services	36,918,463	24,657,470	–
Multimedia	16,156,234	6,066,727	–
Power Converters and Power Supply Equipment	–	16,366,021	–
Telecommunication Equipment	34,615,613	3,164,234	–
Toys	–	18,556,955	–
Web Portals/Internet Service Providers	27,339,705	1,465,096	–
Wireless Equipment	26,094,442	3,880,511	–
All Other	419,579,092	–	–

Money Market	–	2,848,000	–

Total Investments in Securities	$594,227,907	$115,393,717	$–

Investments in Securities:
Janus Overseas Fund
Common Stock
Agricultural Operations	$–	$159,781,889	$–
Airlines	484,230,483	453,874,595	–
Automotive – Cars and Light Trucks	312,167,506	143,656,157	–
Automotive – Truck Parts and Equipment – Original	–	28,584,811	–
Casino Hotels	–	123,048,963	–
Chemicals – Diversified	–	43,910,008	–
Commercial Banks	–	219,645,416	–
Distribution/Wholesale	–	663,270,533	–
Diversified Banking Institutions	342,240,714	324,718,497	–
Diversified Operations	–	140,218,355	–
Electronic Components – Semiconductors	–	242,771,587	–
Electronic Connectors	–	151,287,067	–
Finance – Investment Bankers/Brokers	–	34,456,737	–
Finance – Mortgage Loan Banker	–	49,160,943	–
Finance – Other Services	–	67,618,196	–
Food – Catering	–	–	–
Gambling – Non-Hotel	6,935,354	7,451,936	–
Hotels and Motels	–	314,433,892	–
Insurance Brokers	–	–	1,687,284
Investment Management and Advisory Services	–	53,233,123	–
Life and Health Insurance	–	113,337,894	–
Medical – Drugs	44,953,927	86,135,616	–
Multi-Line Insurance	–	231,989,063	–
Oil Companies – Integrated	–	184,546,292	–
Oil Field Machinery and Equipment	–	44,664,796	–
Oil Refining and Marketing	369,841,012	494,357,021	–
Paper and Related Products	–	211,052,078	–
Power Converters and Power Supply Equipment	65,247,323	53,597,204	–
Property and Casualty Insurance	–	191,816,893	–
Real Estate Management/Services	–	183,814,933	–
Real Estate Operating/Development	246,109,708	918,324,552	–
Retail – Consumer Electronics	–	113,902,733	–
Retail – Miscellaneous/Diversified	–	60,918,905	–
Semiconductor Equipment	–	185,836,898	–
Steel – Producers	–	49,728,480	–
Sugar	154,387,844	32,090,931	–
Telecommunication Services	95,511,780	42,546,350	–

78 | October 31, 2009

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Textile – Apparel	–	–	12,954,755
Toys	–	135,632,058	–
Transportation – Truck	–	53,193,560	–
Warehousing and Harbor Transport Services	–	5,243,643	–
All other	994,279,084	–	–

Money Market	–	1,966,000	–

Total Investments in Securities	$3,115,904,734	$6,615,818,606	$14,642,039

Investments in Securities:
Janus Worldwide Fund
Common Stock
Agricultural Operations	$–	$61,712,989	$–
Brewery	–	27,766,087	–
Chemicals – Specialty	–	51,553,755	–
Commercial Services	–	78,816,056	–
Consulting Services	–	5,895,826	–
Cosmetics and Toiletries	24,337,951	6,177,018	–
Distribution/Wholesale	–	64,691,058	–
Diversified Banking Institutions	101,088,883	15,910,985	–
Diversified Operations	23,537,303	21,775,766	–
Electric – Integrated	–	17,550,922	–
Electric Products – Miscellaneous	–	11,697,121	–
Enterprise Software/Services	–	62,596,538	–
Finance – Mortgage Loan Banker	–	58,328,828	–
Finance – Other Services	40,379,133	20,905,336	–
Food – Dairy Products	–	6,942,281	–
Food – Wholesale/Distribution	–	26,504,372	–
Hotels and Motels	–	24,908,570	–
Human Resources	–	77,814,712	–
Investment Companies	–	46,545,744	–
Investment Management and Advisory Services	–	10,999,432	–
Medical – Drugs	–	29,856,785	–
Medical – Generic Drugs	–	18,262,907	–
Medical Products	22,924,517	15,676,571	–
Oil – Field Services	–	34,489,223	–
Oil Companies – Exploration and Production	–	19,107,551	–
Oil Field Machinery and Equipment	17,111,373	5,586,479	–
Property and Casualty Insurance	–	54,370,898	–
Real Estate Management/Services	–	16,885,886	–
Real Estate Operating/Development	–	24,221,687	–
Retail – Apparel and Shoe	–	37,272,423	–
Retail – Regional Department Stores	–	273,065	–
Retail – Restaurants	–	10,162,315	–
Schools	83,289,830	46,312,405	–
Semiconductor Equipment	–	11,675,882	–
Tobacco	34,457,147	111,977,161	–
Transportation – Truck	–	24,086,762	–
Wireless Equipment	11,361,239	6,195,539	–
All Other	776,553,377	–	–

Total Investments in Securities	$1,135,040,753	$1,165,506,935	$–

Investments in Purchased Options:
Janus Global Technology Fund	$–	$273,760	$–

Investments in Securities Sold Short:
Janus Global Life Sciences Fund	$–	$(10,385,106)	$–
Janus Global Technology Fund	(18,892,752)	–	–

Other Financial Instruments(a):
Janus Global Life Sciences Fund	$(380,900)	$(533,519)	$–
Janus Global Technology Fund	–	(622,764)	–
Janus Overseas Fund	–	894,676	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Global & International Funds | 79

Notes to Schedules of Investments (continued)

Level 3 Valuation Reconciliation of Assets (as of the one-year period ended October 31, 2009)

				Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	October 31, 2008	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	October 31, 2009

Investments in Securities:
Janus Global Life Sciences Fund	$26,663,050	$–	$–	$(9,698,222)	$–	$–	$16,964,828
Janus Global Research Fund	–	–	–	(1,512,056)	–	1,512,056	–
Janus Overseas Fund	58,299,660	–	–	(64,289,725)	(1,108,663)	21,740,767	14,642,039

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of October 31, 2009 is noted below.

Fund	Aggregate Value

Janus Global Life Sciences Fund	$162,838,201
Janus Global Opportunities Fund	18,414,620
Janus Global Technology Fund	139,301,048
Janus Overseas Fund	1,859,914,787

80 | October 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, Janus Adviser International Growth Fund and Janus Adviser Worldwide Fund (each, a “predecessor fund” and collectively, the “predecessor funds”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”).

Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund and Janus Worldwide Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Funds changed their fiscal year end from October 31 to September 30. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund, which is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Funds either directly or through financial intermediaries.

Class R Shares for Janus Overseas Fund and Janus Worldwide Fund are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a

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Notes to Financial Statements (continued)

significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Restricted Cash
As of October 31, 2009, Janus Global Technology Fund had restricted cash in the amount of $24,927. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at October 31, 2009. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

82 | October 31, 2009

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2009, the Funds and predecessor funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not

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Notes to Financial Statements (continued)

limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the

84 | October 31, 2009

values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

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Notes to Financial Statements (continued)

The Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended October 31, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Janus Global Research Fund	$29,148
Janus Global Technology Fund	2,412,078

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended October 31, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Life Sciences Fund
Options outstanding at October 31, 2008	–	$–
Options written	1,465	428,545
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at October 31, 2009	1,465	$428,545

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Research Fund
Options outstanding at October 31, 2008	–	$–
Options written	479	34,706
Options closed	(402)	(29,148)
Options expired	–	–
Options exercised	(77)	(5,558)

Options outstanding at October 31, 2009	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at October 31, 2008	984	$783,985
Options written	40,970	4,547,629
Options closed	(29,012)	(3,265,816)
Options expired	(9,319)	(1,815,805)
Options exercised	(201)	(61,338)

Options outstanding at October 31, 2009	3,422	$188,655

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at October 31, 2008	–	$–
Options written	14,055	755,321
Options closed	(14,055)	(755,321)
Options expired	–	–
Options exercised	–	–

Options outstanding at October 31, 2009	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The

86 | October 31, 2009

risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of October 31, 2009

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Life Sciences Fund
Equity Contracts
Options	Unaffiliated investments at value	$–	Options written, at value	$380,900
Foreign Exchange Contracts	Forward currency contracts	52,778	Forward currency contracts	586,297

Total		$52,778		$967,197

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Opportunities Fund
Foreign Exchange Contracts	Forward currency contracts	$16,680	Forward currency contracts	$–

Total		$16,680		$–

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Technology Fund
Equity Contracts	Unaffiliated investments at value	$709,895,384	Options written, at value	$130,036
Foreign Exchange Contracts	Unaffiliated investments at value	126,831	Options written, at value	619,559

Total		$710,022,215		$749,595

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Overseas Fund
Foreign Exchange Contracts	Forward currency contracts	$1,771,014	Forward currency contracts	$876,338

Total		$1,771,014		$876,338

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Notes to Financial Statements (continued)

The effect of Derivative Instruments on the Statements of Operations for the period ended October 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$1,256,011	$1,256,011

Total	$–	$–	$–	$1,256,011	$1,256,011

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Life Sciences Fund

Equity Contracts	$–	$–	$47,645	$–	$47,645

Foreign Exchange Contracts	–	–	–	(6,068,289)	(6,068,289)

Total	$–	$–	$47,645	$(6,068,289)	$(6,020,644)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Opportunities Fund

Foreign Exchange Contracts	$–	$–	$–	$16,680	$16,680

Total	$–	$–	$–	$16,680	$16,680

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Research Fund

Equity Contracts	$–	$102,755	$29,148	$–	$131,903

Total	$–	$102,755	$29,148	$–	$131,903

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Research Fund

Equity Contracts	$–	$(85,605)	$–	$–	$(85,605)

Total	$–	$(85,605)	$–	$–	$(85,605)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$628,046	$–	$628,046

Foreign Exchange Contracts	–	–	–	2,047,458	2,047,458

Total	$–	$–	$628,046	$2,047,458	$2,675,505

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$101,150	$–	$101,150

Foreign Exchange Contracts	–	–	–	(3,675,971)	(3,675,971)

Total	$–	$–	$101,150	$(3,675,971)	$(3,574,821)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Foreign Exchange Contracts	$–	$–	$–	$17,709,619	$17,709,619

Total	$–	$–	$–	$17,709,619	$17,709,619

88 | October 31, 2009

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Overseas Fund

Other Contracts	$–	$–	$–	$–	$–

Foreign Exchange Contracts	–	–	–	(7,635,064)	(7,635,064)

Total	$–	$–	$–	$(7,635,064)	$(7,635,064)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations is indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds or cash-managed pooled investment vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax

Janus Global & International Funds | 89

Notes to Financial Statements (continued)

efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Janus funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they

90 | October 31, 2009

deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects certain Funds’ “base” fee rate prior to any performance adjustment and certain Funds’ contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Global Life Sciences Fund	All Asset Levels	0.64%
Janus Global Opportunities Fund	All Asset Levels	0.64%
Janus Global Research Fund	N/A	0.64%
Janus Global Technology Fund	All Asset Levels	0.64%
Janus Overseas Fund	All Asset Levels	0.64%
Janus Worldwide Fund	N/A	0.60%

For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Research Fund	MSCI World Growth Index
Janus Worldwide Fund	MSCI World IndexSM

Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund.

Janus Global & International Funds | 91

Notes to Financial Statements (continued)

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. For Janus Global Research Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the Russell 1000® Index (for periods prior to January 1, 2007) and the MSCI World Growth Index (for periods commencing January 1, 2007). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, are used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

For performance measurement periods prior to July 6, 2009, each Fund calculated its Performance Adjustment by comparing the performance of Class J Shares (the initial share class) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

As noted, for certain Funds, effective July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares is used to calculate the Performance Adjustment. However, because the Fund’s Performance Adjustment is based upon a rolling 36-month performance measurement period, calculations based on the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class J Shares (the initial share class) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class J Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the fiscal year ended October 31, 2009, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Janus Global Research Fund	$185,305
Janus Worldwide Fund	(1,603,452)

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares. For the period November 1, 2008 to July 2, 2009, Janus Services also received a $4.00 per open shareholder account for each of the Funds for transfer agency services.

92 | October 31, 2009

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Certain intermediaries may charge administrative fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of Class A Shares, Class C Shares, and Class I Shares. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Until July 6, 2009, Janus Capital had agreed to reimburse Janus Global Research Fund by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses) exceed the annual rate noted below. Effective July 6, 2009, Janus Capital has agreed until at least November 1, 2010 to reimburse the following Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class J Shares, Class R Shares, and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense
	Limit (%)	Previous
	(July 6, 2009 to	Expense Limit (%)
Fund	Present)	(until July 6, 2009)

Janus Global Research Fund	1.00%	1.25%
Janus Overseas Fund	0.92%	N/A
Janus Worldwide Fund	1.00%	N/A

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2009.

Janus Global & International Funds | 93

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2009, Janus Capital assumed $8,636 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 10. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $357,283 was paid by the Trust during the fiscal year ended October 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended October 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Life Sciences Fund	$359
Janus Global Opportunities Fund	18
Janus Global Research Fund	652
Janus Global Technology Fund	479
Janus Overseas Fund	49,333
Janus Worldwide Fund	460

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended October 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Global Research Fund	$35
Janus Overseas Fund	2,580
Janus Worldwide Fund	55

A 2.00% redemption fee may be imposed on Class I Shares, Class J Shares, Class R Shares and Class S Shares of the Funds held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Funds for the fiscal year ended October 31, 2009 is indicated in the table below:

Fund	Redemption Fee

Janus Global Life Sciences Fund	$62,708
Janus Global Opportunities Fund	7,490
Janus Global Research Fund	55,419
Janus Global Technology Fund	74,925
Janus Overseas Fund	1,278,909
Janus Worldwide Fund	77,392

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

94 | October 31, 2009

During the fiscal year ended October 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost(1)	Shares/Cost(1)	Income	at 10/31/09

Janus Cash Liquidity Fund LLC
Janus Global Life Sciences Fund	$179,840,107	$(175,067,371)	$23,989	$4,772,736
Janus Global Opportunities Fund	39,170,500	(21,622,441)	18,953	17,548,059
Janus Global Research Fund	61,537,248	(60,354,248)	5,389	1,183,000
Janus Global Technology Fund	237,202,885	(234,354,885)	27,257	2,848,000
Janus Overseas Fund	2,277,026,487	(2,275,060,487)	441,000	1,966,000
Janus Worldwide Fund	826,779,445	(826,779,445)	77,100	–

	$3,621,556,672	$(3,593,238,877)	$593,688	$28,317,795

Janus Institutional Cash Management Fund – Institutional Shares
Janus Global Life Sciences Fund	$6,141	$(356,416)	$3	$–
Janus Global Technology Fund	37,840	(10,605,601)	9,304	–
Janus Overseas Fund	98,173	(54,314,423)	37,620	–

	$142,154	$(65,276,440)	$46,927	$–

Janus Institutional Money Market Fund – Institutional Shares
Janus Global Life Sciences Fund	$14,223,213	$(31,957,213)	$51,792	$–
Janus Global Opportunities Fund	218,981	(4,787,559)	5,428	–
Janus Global Research Fund	3,129,397	(10,275,397)	2,125	–
Janus Global Technology Fund	22,099,256	(43,954,256)	56,017	–
Janus Overseas Fund	101,227,786	(256,790,052)	209,395	–
Janus Worldwide Fund	2,357,124	(69,952,124)	133,803	–

	$143,255,757	$(417,716,601)	$458,560	$–

(1)	Includes investments acquired pursuant to merger. See Note 9.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended October 31, 2009, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	10/31/08	Purchases	Purchases	Redemptions	Redemption	10/31/09

Janus Global Life Sciences Fund - Class A Shares	$–	$1,000	7/6/09	$–	–	$1,000
Janus Global Life Sciences Fund - Class C Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Life Sciences Fund - Class I Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Life Sciences Fund - Class S Shares	–	11,000	7/6/09 & 10/29/09	–	–	11,000
Janus Global Opportunities Fund - Class A Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Opportunities Fund - Class C Shares	–	11,000	7/6/09 & 10/29/09	–	–	11,000
Janus Global Opportunities Fund - Class I Shares	–	11,000	7/6/09 & 10/29/09	–	–	11,000
Janus Global Opportunities Fund - Class S Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Research Fund - Class A Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Research Fund - Class C Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Research Fund - Class I Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Research Fund - Class S Shares	–	11,000	7/6/09 & 10/29/09	–	–	11,000
Janus Global Technology Fund - Class A Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Technology Fund - Class C Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Technology Fund - Class I Shares	–	1,000	7/6/09	–	–	1,000
Janus Global Technology Fund - Class S Shares	–	1,000	7/6/09	–	–	1,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments

Janus Global & International Funds | 95

Notes to Financial Statements (continued)

for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Janus Global Life Sciences Fund	$49,474	$–	$(426,895,730)	$55,876	$26,979,549
Janus Global Opportunities Fund	415,652	–	(6,879,347)	(1,189)	3,372,209
Janus Global Research Fund	69,606	–	(62,647,467)	54	9,760,054
Janus Global Technology Fund	–	–	(1,041,254,415)	94,840	95,787,686
Janus Overseas Fund	36,420,186	–	(1,254,171,345)	(348,990)	864,824,407
Janus Worldwide Fund	9,256,541	–	(4,839,426,106)	(13,519)	284,451,920

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

					Accumulated
Fund	October 31, 2010	October 31, 2011	October 31, 2016	October 31, 2017	Capital Losses

Janus Global Life Sciences Fund	$(251,753,591)	$(103,237,607)	$–	$(71,904,532)	$(426,895,730)
Janus Global Opportunities Fund	–	–	–	(6,879,347)	(6,879,347)
Janus Global Research Fund	–	–	(12,214,767)	(50,432,700)	(62,647,467)
Janus Global Technology Fund	(857,178,929)	(83,082,507)	–	(100,992,979)	(1,041,254,415)
Janus Overseas Fund(1)	(921,654)	–	(488,111,660)	(765,138,031)	(1,254,171,345)
Janus Worldwide Fund(1)	(3,191,954,135)	(670,957,456)	(23,171,454)	(953,343,061)	(4,839,426,106)

(1)	Capital loss carryovers subject to annual limitations.

The capital loss carryforward of Janus Worldwide Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of Janus Adviser Worldwide Fund acquisition during the current year. Due to these limitations, the carryforward amount in the table below will not be available for use. As a result, this amount has been reclassified to paid-in capital.

Capital Loss
Carryover
Unavailable
Fund	Due to Merger

Janus Worldwide Fund	$121,257,092

96 | October 31, 2009

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Life Sciences Fund	$615,775,894	$84,587,332	$(54,907,335)
Janus Global Opportunities Fund	95,658,999	11,646,905	(8,274,696)
Janus Global Research Fund	193,173,121	24,677,093	(14,917,039)
Janus Global Technology Fund	614,847,580	118,052,305	(23,004,501)
Janus Overseas Fund	8,881,540,972	1,909,558,502	(1,044,734,095)
Janus Worldwide Fund	2,015,733,497	333,892,897	(49,078,706)

Information on the tax components of securities sold short as of October 31, 2009 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Global Life Sciences Fund	(7,684,658)	(2,700,448)	–
Janus Global Technology Fund	(19,632,634)	(649,337)	1,389,219

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Life Sciences Fund	$2,217,170	$–	$–	$–
Janus Global Opportunities Fund	1,167,065	5,568,019	–	–
Janus Global Research Fund	1,525,499	–	–	–
Janus Global Technology Fund	–	–	–	(2,024,341)
Janus Overseas Fund	38,009,005	207,094,416	–	–
Janus Worldwide Fund	40,661,364	–	–	–

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Life Sciences Fund	$–	$–	$–	$–
Janus Global Opportunities Fund	3,266,994	4,531,348	–	(304,679)
Janus Global Research Fund	6,464,160	6,438,456	–	–
Janus Global Technology Fund	3,730,806	–	–	(2,064,527)
Janus Overseas Fund	264,851,736	692,994,156	–	(55,494,723)
Janus Worldwide Fund	21,824,832	–	–	–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

Janus Global & International Funds | 97

Notes to Financial Statements (continued)

For the fiscal year or period ended October 31

	Janus Global	Janus Overseas	Janus Worldwide
	Research Fund	Fund	Fund

Class A Shares(1)
2009	1.40%	1.00%	1.20%

Class C Shares(1)
2009	1.55%	2.01%	2.28%

Class I Shares(1)
2009	0.43%	0.70%	0.77%

Class J Shares(2)
2009	1.25%(3)	0.91%(3)	0.76%(3)
2008	1.15%(3)	0.90%(3)	0.83%(3)
2007	1.12%(3)	0.89%(3)	0.89%(3)
2006	1.16%(3)	0.92%(3)	0.90%(3)
2005	1.61%(3)(4)	0.90%(3)	0.85%(3)

Class R Shares(1)
2009	N/A	1.44%	1.52%

Class S Shares(1)
2009	1.42%	1.19%	1.27%

(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4)	The Funds’ inception date was February 25, 2005.

7.	Capital Share Transactions

	Janus Global Life Sciences Fund		Janus Global Opportunities Fund		Janus Global Research Fund
For the fiscal year or period ended October 31 (all numbers in thousands)	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares(1):
Shares sold	3	N/A	1	N/A	7	N/A
Shares issued in connection with acquisition (see Note 9)	–	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	3	N/A	1	N/A	7	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	3	N/A	1	N/A	7	N/A
Transactions in Fund Shares – Class C Shares(1):
Shares sold	1	N/A	1	N/A	17	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	1	N/A	1	N/A	17	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1	N/A	1	N/A	17	N/A
Transactions in Fund Shares – Class I Shares(1):
Shares sold	50	N/A	51	N/A	8	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A	(5)	N/A
Net Increase/(Decrease) in Fund Shares	50	N/A	51	N/A	3	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	50	N/A	51	N/A	3	N/A
Transactions in Fund Shares – Class J Shares(2):
Shares sold	1,802	5,529	898	1,274	4,483	11,580
Reinvested dividends and distributions	127	–	780	510	175	830
Shares repurchased	(5,857)	(5,868)	(1,843)	(3,593)	(5,804)	(10,015)
Net Increase/(Decrease) in Fund Shares	(3,928)	(339)	(165)	(1,809)	(1,146)	2,395

98 | October 31, 2009

	Janus Global Life Sciences Fund		Janus Global Opportunities Fund		Janus Global Research Fund
For the fiscal year or period ended October 31 (all numbers in thousands)	2009	2008	2009	2008	2009	2008

Shares Outstanding, Beginning of Period	36,726	37,064	9,150	10,959	19,001	16,606
Shares Outstanding, End of Period	32,798	36,725	8,985	9,150	17,855	19,001
Transactions in Fund Shares – Class S Shares(1):
Shares sold	1	N/A	2	N/A	1	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	(1)	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	1	N/A	1	N/A	1	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1	N/A	1	N/A	1	N/A

(1)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(2)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”

Janus Global & International Funds | 99

Notes to Financial Statements (continued)

	Janus Global Technology Fund		Janus Overseas Fund		Janus Worldwide Fund
For the fiscal year or period ended October 31 (all numbers in thousands)	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares(1):
Shares sold	18	N/A	4,006	N/A	43	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	10,354	N/A	43	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	(2,388)	N/A	(4)	N/A
Net Increase/(Decrease) in Fund Shares	18	N/A	11,972	N/A	82	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	18	N/A	11,972	N/A	82	N/A
Transactions in Fund Shares – Class C Shares(1):
Shares sold	3	N/A	1,009	N/A	10	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	4,100	N/A	22	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	(284)	N/A	(1)	N/A
Net Increase/(Decrease) in Fund Shares	3	N/A	4,825	N/A	31	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	3	N/A	4,825	N/A	31	N/A
Transactions in Fund Shares – Class I Shares(1):
Shares sold	77	N/A	4,294	N/A	78	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	10,799	N/A	748	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	(1,067)	N/A	(26)	N/A
Net Increase/(Decrease) in Fund Shares	77	N/A	14,026	N/A	800	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	77	N/A	14,026	N/A	800	N/A
Transactions in Fund Shares – Class J Shares(2):
Shares sold	7,009	5,922	49,207	29,616	2,041	2,183
Reinvested dividends and distributions	–	239	9,733	17,531	1,299	392
Shares repurchased	(7,640)	(11,039)	(35,098)	(68,222)	(9,661)	(14,737)
Net Increase/(Decrease) in Fund Shares	(631)	(4,878)	23,842	(21,075)	(6,321)	(12,162)
Shares Outstanding, Beginning of Period	57,403	62,281	160,203	181,278	65,213	77,375
Shares Outstanding, End of Period	56,772	57,403	184,045	160,203	58,892	65,213
Transactions in Fund Shares – Class R Shares(1):
Shares sold	N/A	N/A	400	N/A	2	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	2,428	N/A	13	N/A
Reinvested dividends and distributions	N/A	N/A	–	N/A	–	N/A
Shares repurchased	N/A	N/A	(253)	N/A	(1)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	2,575	N/A	14	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	N/A	N/A	2,575	N/A	14	N/A
Transactions in Fund Shares – Class S Shares(1):
Shares sold	5	N/A	4,383	N/A	136	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	34,108	N/A	1,698	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	(2,965)	N/A	(182)	N/A
Net Increase/(Decrease) in Fund Shares	5	N/A	35,526	N/A	1,652	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	5	N/A	35,526	N/A	1,652	N/A

(1)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(2)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”

100 | October 31, 2009

8.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Life Sciences Fund	$421,130,022	$469,269,225	$–	$–
Janus Global Opportunities Fund	47,474,258	66,991,210	–	–
Janus Global Research Fund	163,068,535	166,590,145	–	–
Janus Global Technology Fund	642,317,366	637,888,014	–	–
Janus Overseas Fund	4,060,205,517	2,639,137,687	–	–
Janus Worldwide Fund	3,778,468,655	3,893,773,433	–	–

9.	Fund Acquisition

On July 6, 2009, Janus Overseas Fund and Janus Worldwide Fund acquired all of the net assets of Janus Adviser International Growth Fund and Janus Adviser Worldwide Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-fee exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Overseas Fund	57,749,692	$2,070,427,646	61,789,221	$5,780,488,484	$7,850,916,130	$(54,872,135)
Janus Worldwide Fund	3,775,787	84,321,160	2,524,836	2,036,422,264	2,120,743,424	6,670,775

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); and (ii) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the originally-filed actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Steinberg case (action

Janus Global & International Funds | 101

Notes to Financial Statements (continued)

(i) above) except certain claims under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Janus filed a motion for summary judgment to resolve the remainder of the Section 36(b) claim. The Court has not yet ruled on the motion. In the Wiggins case (action (ii) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

11.	Subsequent Events

Effective November 1, 2009, the Funds changed their fiscal year end from October 31 to September 30.

The Board of Trustees of the Funds have approved certain changes to evolve Janus Capital’s mutual fund platform. Class J Shares that are held through a third-party intermediary will be renamed Class T Shares. Class T Shares will be available only through certain financial intermediary platforms. Fund shares that are held directly with Janus will be moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. These changes will be effective on or about February 16, 2010.

In May 2009, in accordance with the FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 17, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

102 | October 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (six of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2009 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

December 17, 2009

Janus Global & International Funds | 103

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free).

Approval of Advisory Agreements During the Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Worldwide Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance. At a meeting held on March 12, 2009, the Trustees again considered the investment advisory agreement for Janus Worldwide Fund, and after consideration of information previously provided to them, as well as updated information regarding the steps taken or planned to improve the Fund’s long-term performance, the Trustees approved the continuation of the investment advisory agreement for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve long-term Fund performance. At a meeting held on June 25, 2009, the Trustees again considered the investment advisory agreement for Janus Worldwide Fund, and after consideration of information previously provided to them, as well as updated information regarding the steps taken to improve the Fund’s long-term performance, the Trustees approved the continuation of the investment advisory agreement through February 1, 2010.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the

104 | October 31, 2009

subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Worldwide Fund, at the December 9, 2008 meeting the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance. At the March 12, 2009 meeting, the Trustees requested that Janus Capital promptly report to the Trustees regarding the completion of steps that Janus Capital planned to take in an effort to improve the Fund’s long-term performance. At the June 25, 2009 meeting, the Trustees reviewed the steps taken to improve the Fund’s long-term performance and approved the continuation of the investment advisory agreement through February 1, 2010.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

Janus Global & International Funds | 105

Additional Information (unaudited) (continued)

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded at their December 9,

106 | October 31, 2009

2008 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except for Janus Worldwide Fund. With respect to the Janus Worldwide Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. At their March 12, 2009 meeting the Trustees approved the continuation of the investment advisory agreement for that Fund for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve the Fund’s long-term performance. At their June 25, 2009 meeting the Trustees approved the continuation of the investment advisory agreement through February 1, 2010.

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Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

108 | October 31, 2009

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Global & International Funds | 109

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

110 | October 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2009:

Capital Gain Distributions

Fund

Janus Global Opportunities Fund	$5,568,019
Janus Overseas Fund	207,094,416

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Global Research Fund	$81,638	$2,025,089
Janus Overseas Fund	3,562,382	103,382,529
Janus Worldwide Fund	1,607,944	33,960,742

Dividends Received Deduction Percentage

Fund

Janus Global Life Sciences Fund	100%
Janus Global Opportunities Fund	44%
Janus Global Research Fund	100%
Janus Overseas Fund	7%
Janus Worldwide Fund	40%

Qualified Dividend Income

Fund

Janus Global Life Sciences Fund	100%
Janus Global Opportunities Fund	97%
Janus Global Research Fund	100%
Janus Overseas Fund	62%
Janus Worldwide Fund	100%

Janus Global & International Funds | 111

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

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TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Global & International Funds | 113

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Length of	Principal Occupations
Name, Address, and Age	with the Trust	Time Served*	During the Past Five Years

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Global Research Fund	2/05-Present	Vice President and Director of Research of Janus Capital.

Gregory R. Kolb 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Portfolio Manager Janus Global Opportunities Fund	5/05-Present	Portfolio Manager for other Janus accounts. Formerly, Assistant Portfolio Manager (2004-2006) for Janus Worldwide Fund and Analyst (2001-2005) for Janus Capital Corporation.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Overseas Fund	1/01-Present	Vice President of Janus Capital.

Laurent Saltiel 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Worldwide Fund	4/09-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2002-2009) for Janus Capital.

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Global Technology Fund	2/06-Present	Vice President and Assistant Director of Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2000-2004) for Lincoln Equity Management.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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OFFICERS (continued)

	Positions Held	Length of	Principal Occupations
Name, Address, and Age	with the Trust	Time Served*	During the Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Global & International Funds | 115

Notes

116 | October 31, 2009

Notes

Janus Global & International Funds | 117

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1109-173	11-30-10 111-02-104 12-09

2009 ANNUAL REPORT

Janus Growth & Core Funds

Growth & Core
Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Fund
Janus Growth and Income Fund
Janus Orion Fund
Janus Research Core Fund
(formerly named Janus Fundamental Equity Fund)
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. Over the past twelve months, we’ve seen extreme market volatility that has resulted in significant challenges for investors around the globe. Despite the recent turmoil, we have remained committed to our research-driven approach and long-term investment view. As a result, we have continued to deliver strong results relative to many of our peers.

For the one-year period ended October 31, 2009, 78% of Janus retail funds, Class J Shares, ranked within Lipper’s top two quartiles. Looking longer-term, 92% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2009. (Lipper rankings are based on total returns. See complete rankings on page 4.)

One Year Later

The global financial system continues to heal from the unprecedented downturn that began over a year ago in September 2008. While the recovery is far from complete, we believe that the various U.S. Government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have helped stem investor uncertainty. This has been reflected in narrowing credit spreads, rising equity prices and modestly improving economic activity throughout the world, not to mention better functioning capital and funding markets.

In the U.S., the S&P 500® Index gained nearly 10% during the 12-month period, helped by a more than 53% rally off of March lows. Non-U.S. equity markets delivered strong performance gaining more than 20% (MSCI All Country World ex-U.S. IndexSM) with emerging equity markets (MSCI EMF Index) rising nearly 52% in local currency terms.

In addition to the strong recovery by equity markets, credit markets posted impressive results. Credit spreads, or the difference between the yields on corporate bonds versus the yields on equivalent Treasury bonds, narrowed sharply after reaching historically wide levels in December 2008 amidst heightened risk aversion. The U.S. High Yield market (Barclays Capital U.S. Corporate High Yield Index) posted the strongest returns, gaining over 48%. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose roughly 37% during the period.

Commodity prices were mostly higher while the U.S. dollar weakened amid a move into higher yielding currencies and concern over a rising U.S. Government deficit. Despite the continuation of the strong equity market rally that began in March of this year, rising unemployment and the downtrend in the U.S. dollar remained key concerns for investors.

Looking Ahead

We believe the outlook for the U.S. economy lies in the hands of the U.S. consumer and his/her level of comfort with the prospects for sustained growth. We’ve seen a reduction in consumption and an increase in the savings rate brought on by the financial crisis. We expect these trends to continue for some time as the U.S. consumer focuses on improving his/her financial situation and the excesses of the past are worked through the system. We think this is positive for the long-term health of the economy, but remain cautious about the prospects for a full recovery in the short-term.

As in the past, we continue to stress the importance of strong security selection in delivering results for our investors. As fundamental researchers, our goal is to avoid those companies that we think will ultimately fail to emerge successfully from market turmoil and attempt to identify those companies going through positive fundamental transition. We believe the current environment provides us with a strong opportunity to demonstrate the benefits of our integrated research-intensive approach in both the equity and fixed income markets.

Increased savings and greater diversification, with an emphasis on fixed income and dividends, are likely to be a big theme for investors over the next few years. We continue to believe a balanced strategy may provide the

Janus Growth & Core Funds | 1

Continued

best opportunity for long-term success for our investors, and we remain committed to delivering strong long-term relative performance on your behalf.

We thank you for your business and your continued confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.335.2687 or download the file from janus.com/info. Read it carefully before investing or sending money.

The opinions are those of the authors as of October 31, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

2 | October 31, 2009

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (11/09)

Janus Growth & Core Funds | 3

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund
(Inception Date)

Janus Fund(1);Class J Shares (2/70)	Large-Cap Growth Funds	20	165/832	34	238/708	28	162/589	71	215/304	17	3/17	41	315/772

Janus Enterprise Fund(1)(2);Class J Shares (9/92)	Mid-Cap Growth Funds	40	194/491	24	102/432	9	32/358	91	158/173	36	13/36	27	122/463

Janus Orion Fund(1);Class J Shares (6/00)	Multi-Cap Growth Funds	11	49/462	13	45/370	3	9/308	N/A	N/A	20	38/192	59	246/420

Janus Research Fund(1)(2);Class J Shares (5/93)	Large-Cap Growth Funds	8	66/832	12	84/708	9	51/589	53	161/304	4	3/81	10	65/669

Janus Triton Fund(1)(2);Class J Shares (2/05)	Small-Cap Growth Funds	7	37/557	2	6/475	N/A	N/A	N/A	N/A	1	4/409	1	3/364

Janus Twenty Fund(1)*;Class J Shares (4/85)	Large-Cap Growth Funds	10	82/832	1	1/708	1	2/589	27	81/304	6	2/34	30	229/784

Janus Venture Fund(1)*;Class J Shares (4/85)	Small-Cap Growth Funds	8	40/557	33	156/475	22	86/392	76	162/213	10	1/10	21	26/128

Janus Global Life Sciences Fund(1);Class J Shares (12/98)	Global Healthcare/Biotechnology Funds	35	16/45	21	8/38	22	8/36	67	10/14	17	2/11	10	4/42

Janus Global Technology Fund(1);Class J Shares (12/98)	Global Science & Technology Funds	54	39/72	26	17/65	22	13/59	90	17/18	30	5/16	40	26/64

Janus Balanced Fund(1)(2);Class J Shares (9/92)	Mixed-Asset Target Allocation Moderate Funds	14	66/503	1	1/402	1	1/310	14	20/147	4	1/27	1	1/339

Janus Contrarian Fund(1);Class J Shares (2/00)	Multi-Cap Core Funds	65	517/798	43	277/658	5	22/507	N/A	N/A	18	41/227	18	41/227

Janus Research Core Fund(1)(2);Class J Shares (6/96)	Large-Cap Core Funds	6	53/907	47	354/759	16	100/627	28	101/367	3	6/201	61	499/823

Janus Growth and Income Fund(1)(2);Class J Shares (5/91)	Large-Cap Core Funds	3	20/907	43	323/759	27	168/627	48	173/367	8	6/78	47	383/823

INTECH Risk-Managed Core Fund(1);Class J Shares (2/03)	Multi-Cap Core Funds	87	688/798	75	493/658	61	305/507	N/A	N/A	48	184/388	48	184/388

Perkins Mid Cap Value Fund(2)(3);Class J Shares (8/98)	Mid-Cap Value Funds	28	70/249	3	5/205	5	8/161	2	1/58	3	1/48	1	1/48

Perkins Small Cap Value Fund(3);Class J Shares (10/87)	Small-Cap Core Funds	15	107/754	1	6/629	6	27/511	12	30/264	4	5/131	4	5/131

Janus Flexible Bond Fund(1)(2);Class J Shares (7/87)	Intermediate Investment Grade Debt Funds	32	171/546	7	28/443	9	31/382	15	30/211	10	2/19	7	33/481

Janus High-Yield Fund(1)(2);Class J Shares (12/95)	High Current Yield Funds	65	296/460	25	94/387	24	77/332	13	26/209	7	6/90	23	70/316

Janus Short-Term Bond Fund(1)(2);Class J Shares (9/92)	Short Investment Grade Debt Funds	29	73/258	2	4/215	3	5/177	13	12/94	20	5/24	5	12/244

Janus Global Opportunities Fund(1)(2);Class J Shares (6/01)	Global Funds	21	108/538	19	68/367	54	151/283	N/A	N/A	13	24/193	55	176/322

Janus Global Research Fund(1)(2);Class J Shares (2/05)	Global Funds	13	69/538	13	46/367	N/A	N/A	N/A	N/A	5	15/301	5	15/301

Janus Overseas Fund(1)(2);Class J Shares (5/94)	International Funds	1	6/1259	1	5/924	1	1/697	4	13/373	1	1/101	1	1/613

Janus Worldwide Fund(1)(2);Class J Shares (5/91)	Global Funds	39	209/538	65	238/397	76	214/283	96	140/146	39	7/17	50	283/566

Janus Smart Portfolio – Growth(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Growth Funds	9	54/651	6	31/540	N/A	N/A	N/A	N/A	4	16/502	4	16/502

Janus Smart Portfolio – Moderate(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Moderate Funds	7	32/503	1	3/402	N/A	N/A	N/A	N/A	3	10/370	3	10/370

Janus Smart Portfolio – Conservative(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Conservative Funds	17	72/445	4	14/362	N/A	N/A	N/A	N/A	2	5/320	2	5/320

(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.
(3)	Effective July 6, 2009, the Fund changed the name of its Investor Share Class to “Class J Shares.”

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for the share class shown only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

4 | October 31, 2009

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was October 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Fund’s total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

Fund Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Balanced Fund’s Class J Shares returned 21.62% for the 12-month period ended October 31, 2009, compared with a 12.58% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Aggregate Bond Index, the Fund’s other secondary benchmark, which returned 9.80% and 13.79%, respectively.

Market Environment

Coming off the financial crisis of 2008, we have worked through numerous phases culminating in where we are today. Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The S&P 500® Index hit its low point for the period in March as evidence of an above average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, most broad equity indices finished with strong gains.

The obsession with zero (companies going bankrupt) led to incredible volatility and a reduction in risk-taking, which impacted both equity and fixed income investments. Investors pushed U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. Equity markets experienced a significant sell-off due to this decreased risk appetite and fear about the strength of the economy. Corporate bond spreads relative to Treasuries, meanwhile, skyrocketed to historic levels. In January, the flight-to-quality trade began to abate, as corporate spreads dropped and Treasury yields rose.

As the year progressed, risk assets started to rebound due to actions by global governments and central banks, which resulted in increased liquidity and stimulus programs to help with the recovery process. Signs of stability in the financial system helped facilitate the risk appetite in the markets. Corporations were very aggressive in tackling their organizational structures with layoffs and significant cost cutting via wage reductions and a retreat on discretionary spending. As the economy stabilized, these aggressive cuts and disciplined cost management flowed directly into positive earnings, providing additional support to the market.

Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, most broad indices finished with strong gains. As confidence returned, risk-taking gained momentum. In equities, this was led by mid-capitalization stocks, which significantly outperformed large caps and small caps. Growth indices significantly outperformed value, as the information technology and consumer discretionary sectors led all sectors with large gains, while financials (a key sector in value indices) suffered losses.

The improvement in risk-oriented securities impacted bonds, particularly high-yield corporate bonds, which were the best-performing group for the 12-month period overall. Investment grade corporates were the next best performing followed by long maturity government/credit indices. The Treasury yield curve dipped along all maturities with the largest yield decline at the short-end of the curve (prices move inversely to yield), but the resulting gains in Treasuries were modest relative to corporates. Short-term Treasuries were the worst relative performing fixed income indices during the period, although with slight gains as well. Aggregate indices posted double-digit gains driven by the strong performance in corporates. Commercial mortgage-backed securities (CMBS) also outperformed aggregate indices, while agency fixed-rated mortgage-backed securities (MBS) lagged modestly.

We’ve experienced a very low quality/high beta (volatility) rally in both the equity and credit markets. In general, the lower the quality and the riskier the business profile, the greater was the return during the period. We are entering

6 | October 31, 2009

(unaudited)

a very important phase in the markets where individual security selection will likely play a more important role in determining return profiles across both the equity and the fixed income markets.

Asset Allocation Aided Relative Performance

The Fund’s performance during the period reflected both our conservative investment philosophy and our dynamic asset allocation strategy, as our equity and fixed-income teams worked together to determine what we believe to be the optimal balance between stocks and bonds. At the beginning of the period, we were significantly underweight equities at 42.7% due to our concerns over whether risk was being correctly priced in the stock market. We gradually increased our weighting during the period as equity markets recovered. We were still underweight after six months at 52.4% and moved to a slight overweight (57.2%) by period end. Our equity underweight was a key contributor during the first half of the period when fixed income outperformed; it was a modest negative in the second half as equities outperformed. However, the overall impact of our asset allocation was a net positive since fixed income outperformed equities for the 12-month period.

Equity and Fixed Income Sleeves Outperform

The equity and fixed income sleeves each significantly outperformed their respective benchmarks during the 12-month period.

Equity Contributors

Our underweight and security selection in financials was the largest contributor to relative performance followed by our holdings in consumer staples. Within consumer staples, global brewer Anheuser-Busch InBev’s shares rallied, as the market became more comfortable with the company’s financial position following InBev’s acquisition of Anheuser-Busch in 2008. A series of asset sales and equity and bond offerings as well as the cash flow the business has been generating eased investor concerns. We believe management will continue to execute well.

Equity Detractors

Our holdings in information technology and our overweight in healthcare were primary detractors from relative performance. Among individual detractors was casino operator MGM Mirage, which was negatively impacted by investor concerns over its ability to address financing issues regarding its City Center project in Las Vegas. The uncertainty caused us to exit the position during the period.

Fixed Income Contributors

Our significant overweight and security selection in corporate credits were the key contributors to relative performance. Within corporate credit rating groups, our large overweight in BBB-rated credits and our 10% average exposure in non-index, high-yield bonds aided performance. We also benefited from underweights in agency MBS and agency debt as well as yield curve positioning in Treasuries.

Within corporate sectors, our overweight and security selection in industrial metals were the top contributors followed by our overweight in technology. Tyco Electronics, a technology holding, was our largest individual contributor. The global provider of electronic components saw its bonds post strong gains during the second half of the period. We feel management is focused on maintaining its BBB credit rating; we also believe the firm’s profits are going to beat expectations this year due to stronger-than-expected performance in its semiconductor business.

Fixed Income Detractors

Our average underweight and eventual zero weighting in residential MBS were the largest detractors followed by our zero weighting in asset-backed securities and CMBS.

On a corporate sector basis, our holdings within banking and electric utilities were the largest detractors. Our bonds in Bank of America were the largest individual detractors. We held senior holdings in the bank, which underperformed its subordinated debt during the subsequent corporate bond rally. The government indicated that it would stand behind Bank of America, which gave us confidence the bank would survive and eventually prosper. We believe the bank will create synergies with its acquisition of Merrill Lynch in 2008.

Outlook

Our equity outlook is cautious based on the sharp rebound in the capital markets and the potential end of monetary stimulus. Our anecdotal information from company managements we visit is that their businesses bottomed during the second quarter of 2009 and their outlooks generally improved during the summer. We view the business environment as stabilized with a gradual resumption in growth next year a good possibility.

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

In fixed income, we believe a mildly improving economy along with normally functioning credit markets is an attractive environment for corporate bonds, which we continue to emphasize. The fundamental transformation of the fixed income markets due to the 2008 financial crisis stresses the importance of credit in generating future returns. The conservatorship of Fannie Mae and Freddie Mac as well as the U.S. Government’s interest in the mortgage market have driven valuations in agency and mortgage debt to levels that do not meet our risk/reward criteria (skewed to the downside in our opinion). Given the additional yield offered in credit versus other sectors, we believe corporate bonds remain the most attractive segment of the fixed income markets, particularly when approached with a fundamental credit focus.

The investment team continues to debate the implications of deflationary and inflationary forces on the global economy and the direction of interest rates in the short-to-intermediate term. We are also watching the dollar closely as well as changes out of Washington D.C. and the implications for the financial markets. We believe that sustained economic growth and healthy risk-taking will be supportive of current valuations and could create new opportunities. We will continue to apply our disciplined process in seeking out the best risk-adjusted returns, mindful that volatility and uncertainty are going to be with us for awhile as we work through the healing process.

Thank you for investing in Janus Balanced Fund.

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Anheuser-Busch InBev N.V.	3.43%
Morgan Stanley	2.00%
Apple, Inc.	1.91%
Goldman Sachs Group, Inc.	1.72%
Credit Suisse Group A.G. (ADR)	1.62%

5 Bottom Performers – Equity Holdings

Contribution

MGM Mirage	-0.69%
ConocoPhillips	-0.52%
Avon Products, Inc.	-0.40%
Monsanto Co.	-0.29%
Altria Group, Inc.	-0.26%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Staples	5.81%	21.24%	12.36%
Financials	5.34%	8.27%	12.98%
Information Technology	4.91%	18.01%	17.51%
Consumer Discretionary	3.33%	8.90%	8.76%
Health Care	1.82%	19.44%	14.26%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Utilities	0.00%	0.00%	4.07%
Telecommunication Services	0.12%	0.22%	3.57%
Materials	0.29%	3.85%	3.25%
Energy	0.75%	10.17%	12.93%
Industrials	0.96%	9.92%	10.32%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Apple, Inc. Computers	2.1%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	2.1%
Reckitt Benckiser Group PLC Soap and Cleaning Preparations	2.1%
Morgan Stanley Diversified Banking Institutions	2.0%
Anheuser-Busch InBev N.V. Brewery	1.9%

10.2%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 2.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Growth & Core Funds | 9

Janus Balanced Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Balanced Fund – Class A Shares

NAV	21.59%	6.67%	4.43%	9.93%	0.90%	0.90%

MOP	14.60%	5.41%	3.82%	9.55%

Janus Balanced Fund – Class C Shares

NAV	21.60%	5.88%	3.67%	9.30%	1.64%	1.64%

CDSC	20.46%	5.88%	3.67%	9.30%

Janus Balanced Fund – Class I Shares	21.62%	6.71%	4.46%	9.94%	0.61%	0.61%

Janus Balanced Fund – Class J Shares	21.62%	6.71%	4.46%	9.94%	0.82%	0.82%

Janus Balanced Fund – Class R Shares	21.55%	6.16%	3.94%	9.56%	1.36%	1.36%

Janus Balanced Fund – Class S Shares	21.53%	6.42%	4.20%	9.77%	1.11%	1.11%

S&P 500® Index	9.80%	0.33%	–0.95%	7.54%

Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	6.31%	6.40%

Balanced Index	12.58%	2.62%	2.63%	7.34%

Lipper Quartile – Class J Shares	1st	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	66/503	1/310	20/147	1/27

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

10 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangement. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Balanced Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Balanced Fund (the “JAD predecessor fund”) into corresponding shares of Janus Balanced Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Balanced Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

Janus Growth & Core Funds | 11

Janus Balanced Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,104.30	$3.03

Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,101.30	$5.74

Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.59

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,105.00	$2.11

Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,148.20	$4.33

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,102.50	$4.55

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,103.30	$3.71

Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

†	Expenses are equal to the annualized expense ratio of 0.89% for Class A Shares, 1.69% for Class C Shares, 0.62% for Class I Shares, 0.80% for Class J Shares, 1.34% for Class R Shares and 1.09% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

12 | October 31, 2009

Janus Balanced Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Common Stock – 56.7%
Aerospace and Defense – 1.1%
554,949	Boeing Co.	$26,526,562
1,312,603	Empresa Brasileira de Aeronautica S.A. (ADR)*	26,580,211
		53,106,773
Agricultural Chemicals – 1.5%
302,561	Monsanto Co.	20,326,048
1,045,541	Syngenta A.G. (ADR)**	49,485,456
		69,811,504
Applications Software – 0.4%
745,063	Microsoft Corp.	20,660,597
Athletic Footwear – 1.1%
831,772	NIKE, Inc. – Class B	51,719,583
Brewery – 1.9%
1,923,026	Anheuser-Busch InBev N.V.**	90,364,906
1,636,499	Anheuser-Busch InBev N.V. – VVPR Strip*,**	12,041
		90,376,947
Cable Television – 0.5%
895,459	DIRECTV Group, Inc.*	23,550,572
Casino Hotels – 0.7%
2,859,393	Crown, Ltd.	20,639,392
239,322	Wynn Resorts, Ltd.	12,976,039
		33,615,431
Cellular Telecommunications – 0.3%
596,488	Vodafone Group PLC**	13,236,069
Commercial Banks – 1.4%
463,000	ICICI Bank, Ltd. (ADR)	14,561,350
920,535	Itau Unibanco Holding S.A. (ADR)	17,619,040
1,301,922	Standard Chartered PLC**	31,965,661
		64,146,051
Commercial Services – Finance – 0.3%
680,097	Western Union Co.	12,357,362
Computers – 3.9%
527,160	Apple, Inc.*	99,369,659
305,492	International Business Machines Corp.	36,845,390
805,930	Research In Motion, Ltd. (U.S. Shares)*	47,332,269
		183,547,318
Cosmetics and Toiletries – 0.9%
564,105	Colgate-Palmolive Co.	44,355,576
Diversified Banking Institutions – 5.5%
1,729,625	Bank of America Corp.	25,217,933
1,298,243	Credit Suisse Group A.G. (ADR)**	69,196,352
407,175	Goldman Sachs Group, Inc.	69,288,970
2,894,578	Morgan Stanley	92,973,844
		256,677,099
Diversified Operations – 1.5%
3,357,145	China Merchants Holdings International Co., Ltd.	10,720,795
796,412	Danaher Corp.	54,339,191
5,406,410	Melco International Development, Ltd.*	2,947,481
		68,007,467
E-Commerce/Services – 0.6%
1,045,020	eBay, Inc.*	23,272,595
385,176	Liberty Media Corp. – Interactive – Class A*	4,367,896
		27,640,491
Electric Products – Miscellaneous – 0.4%
478,902	Emerson Electric Co.	18,078,551
Electronic Components – Semiconductors – 0.4%
240,803	Broadcom Corp. – Class A*	6,407,768
484,846	Microchip Technology, Inc.	11,616,910
		18,024,678
Electronic Connectors – 0.7%
809,455	Amphenol Corp. – Class A	32,475,335
Enterprise Software/Services – 1.8%
611,379	CA, Inc.	12,790,049
3,407,226	Oracle Corp.	71,892,468
		84,682,517
Fiduciary Banks – 0.1%
125,730	Northern Trust Corp.	6,317,933
Finance – Investment Bankers/Brokers – 0.3%
887,291	Charles Schwab Corp.	15,385,626
Finance – Other Services – 0.4%
737,945	NYSE Euronext	19,075,878
Food – Miscellaneous/Diversified – 1.6%
1,567,417	Nestle S.A.**	72,882,710
Hotels and Motels – 0.6%
932,051	Starwood Hotels & Resorts Worldwide, Inc.	27,085,402
Industrial Gases – 0.5%
286,509	Praxair, Inc.	22,760,275
Medical – Biomedical and Genetic – 1.7%
411,353	Celgene Corp.*	20,999,571
1,243,540	Gilead Sciences, Inc.*	52,912,626
171,039	OSI Pharmaceuticals, Inc.*	5,510,877
		79,423,074
Medical – Drugs – 4.1%
709,650	Abbott Laboratories	35,887,001
3,461,705	Bristol-Myers Squibb Co.	75,465,169
49,420	Roche Holding A.G. (ADR)**	1,971,858
490,502	Roche Holding A.G.**	78,612,121
		191,936,149
Medical – HMO – 1.1%
1,931,182	UnitedHealth Group, Inc.	50,114,173
Medical Products – 2.7%
1,158,226	Baxter International, Inc.	62,613,698
917,494	Covidien PLC (U.S. Shares)**	38,644,847
397,483	Johnson & Johnson	23,471,371
		124,729,916
Metal Processors and Fabricators – 0.3%
174,532	Precision Castparts Corp.	16,646,862
Networking Products – 0.5%
956,527	Cisco Systems, Inc.*	21,856,642
Oil and Gas Drilling – 0.5%
261,429	Transocean, Ltd. (U.S. Shares)*,**	21,936,507

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 13

Janus Balanced Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 4.0%
1,768,176	EnCana Corp. (U.S. Shares)	$97,939,268
472,001	Occidental Petroleum Corp.	35,815,436
1,324,761	Petroleo Brasileiro S.A. (U.S. Shares)	53,149,411
		186,904,115
Oil Companies – Integrated – 1.2%
986,679	Hess Corp.	54,010,808
Optical Supplies – 0.3%
88,007	Alcon, Inc. (U.S. Shares)**	12,566,520
Power Converters and Power Supply Equipment – 0.2%
620,965	Suntech Power Holdings Co., Ltd. (ADR)*	7,867,627
Real Estate Operating/Development – 0.3%
3,365,000	Hang Lung Properties, Ltd.	12,682,923
Retail – Apparel and Shoe – 0.5%
3,396,555	Esprit Holdings, Ltd.	22,236,086
Retail – Consumer Electronics – 0.5%
401,600	Yamada Denki Co., Ltd.**	24,477,647
Retail – Drug Store – 1.5%
1,944,820	CVS Caremark Corp.	68,652,146
Retail – Jewelry – 0.1%
176,718	Tiffany & Co.	6,943,250
Semiconductor Components/Integrated Circuits – 0.2%
727,610	Marvell Technology Group, Ltd.*	9,982,809
Soap and Cleaning Preparations – 2.1%
1,967,491	Reckitt Benckiser Group PLC**	97,809,838
Telecommunication Equipment – Fiber Optics – 0.8%
2,437,683	Corning, Inc.	35,614,549
Television – 0.6%
2,450,154	CBS Corp. – Class B	28,838,313
Tobacco – 2.4%
1,325,976	Altria Group, Inc.	24,013,425
1,877,931	Philip Morris International, Inc.	88,938,813
		112,952,238
Transportation – Railroad – 1.7%
1,090,634	Canadian National Railway Co. (U.S. Shares)	52,612,184
474,218	Union Pacific Corp.	26,148,381
		78,760,565
Wireless Equipment – 1.0%
1,086,012	QUALCOMM, Inc.	44,971,757

Total Common Stock (cost $2,282,982,826)		2,641,492,259

Corporate Bonds – 33.7%
Advertising Services – 0.2%
$1,585,000	WPP Finance UK, 5.8750%, 6/15/14**	1,625,739
6,431,000	WPP Finance UK, 8.000%, 9/15/14**	7,134,642
		8,760,381
Aerospace and Defense – 0.2%
6,716,000	Meccanica Holdings USA 6.2500%, 7/15/19 (144A)	7,224,885
4,039,000	Meccanica Holdings USA 6.2500%, 1/15/40 (144A)	4,046,185
		11,271,070
Agricultural Chemicals – 0.1%
5,907,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	6,359,140
Apparel Manufacturers – 0%
$2,145,000	Hanesbrands, Inc., 4.5925%, 12/15/14‡	1,930,500
Automotive – Cars and Light Trucks – 0.4%
11,321,000	Daimler Finance North America LLC, 6.5000%, 11/15/13	12,325,195
4,916,000	Daimler Finance North America LLC, 8.5000%, 1/18/31	6,012,101
		18,337,296
Automotive – Medium and Heavy Duty Trucks – 0.4%
16,422,000	Volvo A.B., 5.9500%, 4/1/15 (U.S. Shares) (144A)	16,694,441
Beverages – Non-Alcoholic – 0.4%
8,898,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	9,746,104
3,265,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	3,730,315
1,986,000	Dr. Pepper Snapple Group, Inc. 7.4500%, 5/1/38	2,443,392
3,497,000	PepsiCo, Inc., 3.7500%, 3/1/14	3,642,933
		19,562,744
Beverages – Wine and Spirits – 0.1%
6,474,000	Brown-Forman Corp., 5.0000%, 2/1/14	6,908,626
Brewery – 1.1%
12,477,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	14,055,964
16,750,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	19,519,009
14,257,000	Anheuser-Busch InBev Worldwide, Inc. 8.2000%, 1/15/39 (144A)	17,988,370
		51,563,343
Building – Residential and Commercial – 0.3%
3,902,000	D.R. Horton, Inc., 7.8750%, 8/15/11	4,106,855
5,631,000	MDC Holdings, Inc., 5.3750%, 12/15/14	5,736,660
3,902,000	Ryland Group, 5.3750%, 5/15/12	3,902,000
301,000	Toll Brothers Finance Corp. 5.9500%, 9/15/13	301,977
		14,047,492
Building Products – Cement and Aggregate – 0.2%
2,200,000	CRH America, Inc., 5.6250%, 9/30/11	2,323,240
3,950,000	CRH America Inc., 6.9500%, 3/15/12	4,282,874
2,814,000	Martin Marietta Materials, Inc. 6.6000%, 4/15/18	2,922,601
		9,528,715
Cable Television – 0.6%
2,494,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	2,623,868
3,911,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	4,899,392
7,022,000	Time Warner Cable, Inc. 6.7500%, 7/1/18	7,730,267
1,763,000	Time Warner Cable, Inc. 8.7500%, 2/14/19	2,174,495
3,655,000	Time Warner Cable, Inc. 8.2500%, 4/1/19	4,396,654
5,777,000	Time Warner Cable, Inc. 6.7500%, 6/15/39	6,118,530
		27,943,206

See Notes to Schedules of Investments and Financial Statements.

14 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Casino Hotels – 0.1%
$3,961,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14 (144A)	$4,119,440
Casino Services – 0.3%
14,482,000	International Game Technology 7.5000%, 6/15/19	16,005,622
Cellular Telecommunications – 0.4%
7,732,000	America Movil S.A.B. de C.V. 5.0000%, 10/16/19 (144A)	7,558,857
5,472,000	Verizon Wireless Capital LLC 5.2500%, 2/1/12 (144A)	5,847,204
6,420,000	Verizon Wireless Capital LLC 7.3750%, 11/15/13 (144A)	7,420,936
		20,826,997
Chemicals – Diversified – 0.7%
9,457,000	Dow Chemical Co., 7.6000%, 5/15/14	10,507,285
18,560,000	Dow Chemical Co., 8.5500%, 5/15/19	21,188,523
		31,695,808
Coatings and Paint Products – 0.3%
11,731,000	RPM International, Inc. 6.1250%, 10/15/19	11,777,830
Commercial Banks – 1.3%
19,377,000	American Express Bank FSB 5.5000%, 4/16/13	20,589,612
7,536,000	BB&T Corp., 5.7000%, 4/30/14	8,154,284
7,556,000	BB&T Corp., 6.8500%, 4/30/19	8,498,641
8,360,000	Credit Suisse New York 5.0000%, 5/15/13**	8,923,706
13,442,000	Credit Suisse New York 5.5000%, 5/1/14**	14,576,478
		60,742,721
Commercial Services – Finance – 0.2%
8,386,000	Western Union Co., 6.5000%, 2/26/14	9,484,457
Computer Services – 0.4%
17,605,000	Affiliated Computer Services, Inc. 4.7000%, 6/1/10	17,693,025
Computers – Memory Devices – 0.4%
10,154,000	Seagate Technology 6.3750%, 10/1/11	10,395,158
6,727,000	Seagate Technology 10.0000%, 5/1/14 (144A)	7,466,970
		17,862,128
Consulting Services – 0%
1,470,000	FTI Consulting, Inc., 7.7500%, 10/1/16	1,477,350
Cosmetics and Toiletries – 0.1%
2,459,000	Estee Lauder Cos., Inc. 7.7500%, 11/1/13	2,846,170
Dialysis Centers – 0.2%
9,952,000	DaVita, Inc., 6.6250%, 3/15/13	9,802,720
Diversified Banking Institutions – 3.1%
18,450,000	Bank of America Corp. 7.3750%, 5/15/14	20,657,745
3,840,000	Bank of America Corp. 5.4200%, 3/15/17	3,758,154
4,620,000	Bank of America Corp. 5.6500%, 5/1/18	4,669,577
11,449,000	Citigroup, Inc., 5.6250%, 8/27/12	11,861,336
$9,447,000	Citigroup, Inc., 5.3000%, 10/17/12	9,902,572
20,447,000	Citigroup, Inc., 8.5000%, 5/22/19	23,900,621
3,447,000	Goldman Sachs Group, Inc. 3.6250%, 8/1/12	3,551,468
3,503,000	Goldman Sachs Group, Inc. 5.4500%, 11/1/12	3,769,270
6,708,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	7,374,540
3,507,000	Goldman Sachs Group, Inc. 6.2500%, 9/1/17	3,752,143
8,875,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	9,502,081
3,154,000	Morgan Stanley, 6.7500%, 4/15/11	3,359,272
3,000,000	Morgan Stanley, 5.2500%, 11/2/12	3,199,269
17,471,000	Morgan Stanley, 4.7500%, 4/1/14	17,523,430
4,836,000	Morgan Stanley, 6.6250%, 4/1/18	5,183,409
9,993,000	Morgan Stanley, 5.6250%, 9/23/19	10,055,746
		142,020,633
Diversified Financial Services – 1.1%
14,225,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11 (144A)	14,847,557
4,043,000	General Electric Capital Corp. 4.8000%, 5/1/13	4,249,367
5,817,000	General Electric Capital Corp. 5.9000%, 5/13/14	6,366,404
22,392,000	General Electric Capital Corp. 6.0000%, 8/7/19	23,535,985
		48,999,313
Diversified Minerals – 0.7%
4,148,000	Teck Resources, Ltd. 7.0000%, 9/15/12	4,345,030
14,033,000	Teck Resources, Ltd. 9.7500%, 5/15/14	15,752,043
3,559,000	Teck Resources, Ltd. 5.3750%, 10/1/15	3,398,845
3,556,000	Teck Resources, Ltd. 10.2500%, 5/15/16	4,098,290
3,554,000	Teck Resources, Ltd. 10.7500%, 5/15/19	4,140,410
		31,734,618
Diversified Operations – 1.1%
2,379,000	Kansas City Southern Railway 13.0000%, 12/15/13	2,729,903
18,440,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12**	19,640,480
11,315,000	Tyco Electronics Group S.A. 5.9500%, 1/15/14**	11,918,044
5,228,000	Tyco Electronics Group S.A. 6.5500%, 10/1/17**	5,486,373
8,618,000	Tyco Electronics Group S.A. 7.1250%, 10/1/37**	8,838,604
1,984,000	Tyco International Finance S.A. 4.1250%, 10/15/14**	2,027,261
		50,640,665
Electric – Distribution – 0.1%
2,790,000	Oglethorpe Power Corp. 5.9500%, 11/1/39 (144A)	2,895,415

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Electric – Generation – 0.4%
$5,795,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	$6,369,227
5,614,000	Allegheny Energy Supply Co. LLC 5.7500%, 10/15/19 (144A)	5,533,692
5,615,000	Allegheny Energy Supply Co. LLC 6.7500%, 10/15/39 (144A)	5,381,528
		17,284,447
Electric – Integrated – 0.6%
7,885,000	CMS Energy Corp., 6.3000%, 2/1/12	8,056,988
3,847,000	Pacific Gas & Electric Co. 4.2000%, 3/1/11	3,982,645
5,203,000	PPL Energy Supply LLC 5.7000%, 10/15/15	5,445,637
8,097,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	8,788,224
		26,273,494
Electronic Components – Semiconductors – 0.3%
10,592,000	National Semiconductor Corp. 6.1500%, 6/15/12	11,087,589
3,927,000	National Semiconductor Corp. 6.6000%, 6/15/17	3,971,638
		15,059,227
Electronic Connectors – 0.4%
16,988,000	Amphenol Corp., 4.7500%, 11/15/14	17,085,851
Electronics – Military – 0.8%
4,983,000	L-3 Communications Corp. 7.6250%, 6/15/12	5,046,284
5,097,000	L-3 Communications Corp. 6.1250%, 7/15/13	5,135,228
5,966,000	L-3 Communications Corp. 6.1250%, 1/15/14	5,906,340
5,409,000	L-3 Communications Corp. 6.3750%, 10/15/15	5,341,388
15,958,000	L-3 Communications Corp. 5.2000%, 10/15/19 (144A)	16,115,536
		37,544,776
Enterprise Software/Services – 0.2%
8,167,000	BMC Software, Inc., 7.2500%, 6/1/18	8,792,029
Fiduciary Banks – 0.2%
8,938,000	Northern Trust Corp., 4.6250%, 5/1/14	9,592,646
Finance – Auto Loans – 0.7%
4,986,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	5,111,303
11,015,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	11,058,597
5,696,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	5,586,620
6,134,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	5,973,627
4,963,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	4,825,495
		32,555,642
Finance – Credit Card – 0.4%
$4,131,000	American Express Co. 7.0000%, 3/19/18	4,565,639
8,821,000	American Express Co. 8.1250%, 5/20/19	10,556,329
4,853,000	American Express Credit Co. 7.3000%, 8/20/13	5,450,278
		20,572,246
Finance – Investment Bankers/Brokers – 0.8%
14,427,000	Charles Schwab Corp., 4.9500%, 6/1/14	15,372,387
10,351,000	Jeffries Group, Inc., 8.5000%, 7/15/19	11,240,886
2,768,000	Jeffries Group, Inc., 3.8750%, 11/1/29	2,633,060
414,000	Lazard Group LLC, 7.1250%, 5/15/15	425,030
8,176,000	Lazard Group LLC, 6.8500%, 6/15/17	8,277,145
		37,948,508
Finance – Other Services – 0.4%
6,747,000	Cantor Fitzgerald L.P. 7.8750%, 10/15/19 (144A)	6,793,892
10,481,000	CME Group, Inc., 5.7500%, 2/15/14	11,496,074
		18,289,966
Food – Meat Products – 0.1%
4,987,000	Smithfield Foods, Inc., 7.0000%, 8/1/11	4,812,455
Food – Miscellaneous/Diversified – 0.1%
4,286,000	General Mills, Inc., 5.2500%, 8/15/13	4,650,880
1,772,000	Kellogg Co., 4.2500%, 3/6/13	1,871,615
		6,522,495
Food – Retail – 0.2%
7,924,000	Delhaize Group, 5.8750%, 2/1/14**	8,533,047
Investment Management and Advisory Services – 0.5%
9,599,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	10,796,696
6,523,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	5,544,550
5,887,000	FMR LLC, 6.4500%, 11/15/39 (144A)§	5,909,794
		22,251,040
Life and Health Insurance – 0.6%
11,013,000	Prudential Financial, Inc. 3.6250%, 9/17/12	11,192,259
3,984,000	Prudential Financial, Inc. 4.7500%, 6/13/15	4,000,207
12,551,000	Prudential Financial, Inc. 7.3750%, 6/15/19	14,022,918
		29,215,384
Medical – Biomedical and Genetic – 0.1%
3,650,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	3,540,500
Medical – Generic Drugs – 0.4%
7,937,000	Watson Pharmaceuticals, Inc. 5.0000%, 8/15/14	8,143,338
8,428,000	Watson Pharmaceuticals, Inc. 6.1250%, 8/15/19	8,712,201
		16,855,539

See Notes to Schedules of Investments and Financial Statements.

16 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Medical – Hospitals – 0.4%
$4,974,000	HCA, Inc., 8.75%, 9/1/10	$5,061,045
12,112,000	HCA, Inc., 9.25%, 11/15/16	12,657,040
2,996,000	HCA, Inc., 8.50%, 4/15/19 (144A)	3,175,760
		20,893,845
Medical – Wholesale Drug Distributors – 0.2%
4,503,000	McKesson Corp., 6.5000%, 2/15/14	4,952,674
3,920,000	McKesson Corp., 7.5000%, 2/15/19	4,611,449
		9,564,123
Medical Instruments – 0.1%
4,537,000	Beckman Coulter, Inc., 6.0000%, 6/1/15	4,999,384
Medical Labs and Testing Services – 0.6%
3,838,000	Laboratory Corp. of America Holdings 5.6250%, 12/15/15	3,964,861
14,250,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	15,070,202
8,547,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	9,534,683
		28,569,746
Medical Products – 0.6%
7,347,000	Carefusion Corp. 4.1250%, 8/1/12 (144A)	7,548,609
5,538,000	Carefusion Corp. 5.1250%, 8/1/14 (144A)	5,818,904
5,812,000	Carefusion Corp. 6.3750%, 8/1/19 (144A)	6,268,161
9,078,000	Hospira, Inc., 6.4000%, 5/15/15	10,088,154
		29,723,828
Multi-Line Insurance – 0.4%
7,648,000	MetLife, Inc., 6.7500%, 6/1/16	8,552,322
8,731,000	MetLife Inc., 7.7170%, 2/15/19	10,338,709
		18,891,031
Multimedia – 0.1%
4,874,000	News America, Inc. 6.9000%, 8/15/39 (144A)	5,167,522
Non-Hazardous Waste Disposal – 0.2%
10,388,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	11,037,250
Office Automation and Equipment – 0.1%
1,129,000	Xerox Corp., 5.6500%, 5/15/13	1,186,377
3,250,000	Xerox Corp., 8.2500%, 5/15/14	3,744,575
		4,930,952
Oil – Field Services – 0.1%
4,181,000	Weatherford International, Ltd. 9.6250%, 3/1/19**	5,176,249
Oil and Gas Drilling – 0.4%
5,337,000	Nabors Industries, Inc. 9.2500%, 1/15/19	6,447,512
9,833,000	Rowan Companies, Inc. 7.8750%, 8/1/19	10,567,909
		17,015,421
Oil Companies – Exploration and Production – 0.6%
753,000	Anadarko Petroleum Corp. 5.7500%, 6/15/14	809,950
9,090,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16	9,749,007
$1,179,000	Anadarko Petroleum Corp. 6.9500%, 6/15/19	1,324,914
11,207,000	Forest Oil Corp., 8.0000%, 12/15/11	11,515,193
3,414,000	Newfield Exploration Co. 7.6250%, 3/1/11	3,524,955
		26,924,019
Oil Refining and Marketing – 0%
709,000	Frontier Oil Corp., 8.5000%, 9/15/16	723,180
Pharmacy Services – 0.6%
12,223,000	Express Scripts, Inc., 5.2500%, 6/15/12	13,020,770
10,452,000	Express Scripts, Inc., 6.2500%, 6/15/14	11,484,062
4,525,000	Express Scripts, Inc., 7.2500%, 6/15/19	5,249,240
		29,754,072
Pipelines – 1.1%
6,815,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	7,097,161
2,498,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	2,624,244
12,177,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	11,583,371
11,075,000	Midcontinent Express Pipeline LLC 5.4500%, 9/15/14 (144A)	11,201,388
11,075,000	Midcontinent Express Pipeline LLC 6.7000%, 9/15/19 (144A)	11,201,200
3,326,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	3,417,591
2,635,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	3,198,429
		50,323,384
Property Trust – 0.3%
11,985,000	WEA Finance LLC 5.7500%, 9/2/15 (144A)	12,049,228
Reinsurance – 0.6%
17,073,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12 (144A)	17,972,628
7,755,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	8,419,673
		26,392,301
REIT – Health Care – 0.2%
9,728,000	HCP, Inc., 6.4500%, 6/25/12	10,048,071
REIT – Regional Malls – 0.1%
3,987,000	Simon Property Group L.P. 6.7500%, 5/15/14	4,290,052
REIT – Warehouse/Industrial – 0.1%
3,879,000	ProLogis, 7.3750%, 10/30/19	3,888,457
Resorts and Theme Parks – 0.1%
2,734,000	Vail Resorts, Inc., 6.75%, 2/15/14	2,716,913
Retail – Apparel and Shoe – 0.5%
1,367,000	Limited Brands, Inc. 6.1250%, 12/1/12	1,360,165
5,679,000	Limited Brands, Inc. 6.9000%, 7/15/17	5,409,248
4,693,000	Limited Brands, Inc. 8.5000%, 6/15/19 (144A)	4,927,650
6,281,000	Limited Brands, Inc. 7.6000%, 7/15/37	5,385,958

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 17

Janus Balanced Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Retail – Apparel and Shoe – (continued)
$7,411,000	Nordstrom, Inc., 6.7500%, 6/1/14	$8,258,328
		25,341,349
Retail – Auto Parts – 0.4%
19,314,000	Autozone, Inc., 5.7500%, 1/15/15	20,684,502
Retail – Office Supplies – 0.1%
4,197,000	Staples, Inc., 7.7500%, 4/1/11	4,510,554
Retail – Regional Department Stores – 0.8%
1,059,000	JC Penny Corp., Inc. 9.0000%, 8/1/12	1,154,310
4,130,000	JC Penny Corp., Inc. 6.8750%, 10/15/15	4,171,300
4,010,000	JC Penny Corp., Inc. 5.7500%, 2/15/18	3,789,450
4,871,000	JC Penny Corp., Inc. 7.4000%, 4/1/37	4,530,030
5,508,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	5,385,094
11,579,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	11,000,572
5,836,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	5,383,710
		35,414,466
Retail – Restaurants – 0.4%
8,765,000	Brinker International, 5.7500%, 6/1/14	8,664,220
7,692,000	Darden Restaurants Inc. 5.6250%, 10/15/12	8,180,788
		16,845,008
Rubber – Tires – 0.2%
8,883,000	Goodyear Tire & Rubber Co. 5.0100%, 12/1/09‡	8,883,000
Special Purpose Entity – 0.2%
3,100,000	Petroplus Finance, Ltd. 6.7500%, 5/1/14 (144A)	2,898,500
5,824,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	5,270,720
2,946,000	Petroplus Finance, Ltd. 9.3750%, 9/15/19 (144A)	2,953,365
		11,122,585
Steel – Producers – 0.2%
2,752,000	ArcelorMittal, 5.3750%, 6/1/13**	2,836,189
2,299,000	ArcelorMittal, 9.0000%, 2/15/15**	2,654,127
3,540,000	ArcelorMittal, 6.1250%, 6/1/18**	3,496,461
		8,986,777
Super-Regional Banks – 0.3%
5,981,000	Capital One Financial Corp. 7.3750%, 5/23/14	6,788,339
4,881,000	National City Corp. 6.8750%, 5/15/19	5,269,186
		12,057,525
Telephone – Integrated – 0.7%
10,683,000	Qwest Communications International, Inc. 7.2500%, 2/15/11	10,683,000
22,686,000	Sprint Capital Corp., 7.6250%, 1/30/11	22,941,218
		33,624,218
Television – 0.8%
$6,308,000	CBS Corp., 6.6250%, 5/15/11	6,606,942
9,232,000	CBS Corp., 8.2000%, 5/15/14	10,281,891
16,228,000	CBS Corp., 8.8750%, 5/15/19	18,329,867
		35,218,700
Transportation – Railroad – 0.1%
2,769,709	CSX Corp., 8.3750%, 10/15/14	3,222,501
2,572,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	2,469,120
		5,691,621
Vitamins and Nutrition Products – 0.1%
2,283,000	Mead Johnson Nutrition Co. 3.5000%, 11/1/14 (144A)§	2,292,337
2,690,000	Mead Johnson Nutrition Co. 4.9000%, 11/1/19 (144A)§	2,726,046
1,920,000	Mead Johnson Nutrition Co. 5.9000%, 11/1/39 (144A)§	1,983,302
		7,001,685
Wireless Equipment – 0.3%
1,991,000	American Tower Corp. 4.6250%, 4/1/15 (144A)	2,014,623
12,149,000	American Tower Corp. 7.2500%, 5/15/19 (144A)	13,333,528
		15,348,151

Total Corporate Bonds (cost $1,465,029,915)		1,570,070,327

Preferred Stock – 0.3%
Food – Miscellaneous/Diversified – 0%
19	H.J. Heinz Finance Co., 8.0000% (144A)	1,995,000
Metal – Copper – 0.3%
124,773	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500%	13,350,711

Total Preferred Stock (cost $8,470,594)		15,345,711

U.S. Treasury Notes/Bonds – 6.0%
$15,920,000	0.8750%, 1/31/11	15,995,875
1,282,000	0.8750%, 2/28/11	1,287,859
739,000	0.8750%, 3/31/11	742,291
14,394,000	1.1250%, 6/30/11	14,499,148
51,749,000	1.3750%, 2/15/12	52,088,577
405,000	1.8750%, 6/15/12	411,613
10,559,000	1.3750%, 9/15/12	10,559,824
6,463,894	0.6250%, 4/15/13çç	6,520,453
40,711,000	2.7500%, 10/31/13	42,030,932
15,740,000	1.7500%, 1/31/14	15,569,079
67,781,000	1.8750%, 2/28/14	67,304,431
35,121,000	2.2500%, 5/31/14	35,271,915
3,668,000	2.6250%, 6/30/14	3,738,209
8,033,000	2.6250%, 7/31/14	8,177,345
3,351,000	2.3750%, 8/31/14	3,368,016
3,411,000	2.3750%, 9/30/14	3,424,576

Total U.S. Treasury Notes/Bonds (cost $278,734,453)		280,990,143

See Notes to Schedules of Investments and Financial Statements.

18 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Money Market – 2.4%
109,536,089	Janus Cash Liquidity Fund LLC, 0% (cost $109,536,089)	$109,536,089

Total Investments (total cost $4,144,753,877) – 99.1%		4,617,434,529

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		40,667,232

Net Assets – 100%		$4,658,101,761

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$20,639,392	0.5%
Belgium	98,909,994	2.1%
Bermuda	43,341,481	0.9%
Brazil	97,348,662	2.1%
Canada	225,449,668	4.9%
Cayman Islands	25,729,754	0.6%
Hong Kong	26,351,198	0.6%
India	14,561,350	0.3%
Ireland	38,644,847	0.8%
Japan	24,477,647	0.5%
Luxembourg	56,897,540	1.2%
Mexico	10,027,977	0.2%
Sweden	16,694,441	0.4%
Switzerland	335,327,958	7.3%
United Kingdom	151,771,949	3.3%
United States††	3,431,260,671	74.3%

Total	$4,617,434,529	100.0%

††	Includes Cash Equivalents (71.9% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/09	32,910,000	$54,001,871	$207,590
British Pound 11/19/09	9,675,000	15,874,786	(534,880)
Euro 11/12/09	19,980,000	29,399,935	39,072
Euro 11/19/09	220,000	323,718	(1,295)
Euro 12/10/09	4,800,000	7,062,424	54,632
Japanese Yen 11/12/09	237,000,000	2,633,465	(37,172)
Japanese Yen 11/19/09	423,000,000	4,700,440	36,774
Swiss Franc 11/19/09	48,900,000	47,685,194	(224,211)

Total		$161,681,833	$(459,490)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 19

Janus Contrarian Fund (unaudited)

Fund Snapshot
We believe a bottom-up process, focused on non-consensus, contrarian investment ideas will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify high-quality businesses, regardless of market capitalization or geography, and capitalize on asymmetrical risk/reward opportunities.
David Decker portfolio manager

Performance Overview

Thank you for your continued investment in Janus Contrarian Fund. During the fiscal year ended October 31, 2009, the Fund’s Class J Shares had a return of 12.35%, modestly exceeding the 9.80% return of the S&P 500® Index, the Fund’s primary benchmark.

What Worked and What Didn’t

During the period, the strongest performing positions, and those with the highest contribution to the portfolio, were predominantly Asian holdings. India was particularly strong, as companies such as ICICI Bank (India’s largest private bank), National Thermal Power Corp. and Power Grid Corp. (India’s largest power utility and transmission utility, respectively), as well as CapitaLand (a large Singapore land developer with significant Chinese developments), were all significant contributors. As I will discuss in the next section, I am extremely confident in the prospects for the Asian positions in the portfolio and have been investing more in the region over the past year.

Other strong performers were Liberty Media Corp., which has a substantial ownership position in DirecTV; Anheuser-Busch InBev, which has demonstrated tremendous execution following the merger of InBev and Anheuser-Busch (and is an exception to the comments I make in the next section regarding acquisitions usually resulting in a loss of shareholder value); and Assured Guaranty, a financial guaranty company we purchased when its stock fell to what we believe reflected an overly negative outlook.

The single biggest detractor was St. Joe Corp., a Florida landowner that has unfortunately been discussed in these letters before due to its weak performance. Despite the poor multi-year performance of this company, I remain convinced that this is the wrong time to sell this position. With a very attractive value being accorded to its acreage, as well as the May 2010 scheduled opening of the new Panama City airport, I believe there is tremendous upside that will ultimately be achieved. Forest Oil Corp., a natural gas company that unfortunately increased its debt just as natural gas prices were peaking, was also a very poor performer. Despite its high-quality asset base, I have chosen to reduce the position and invest the proceeds in two other natural gas companies with substantially better balance sheets and historically higher returns, Ultra Petroleum and Southwestern Energy. NRG Energy, a large U.S.-based independent power producer was also hurt by the collapse in natural gas prices. During the period, I sold the entire position. SLM Corp., also known as Sallie Mae, the largest originator and servicer of education loans, declined following the administration’s decision to move to a 100% government-run direct lending program. Despite the weak performance, I decided to retain part of the position because I believe the company is undervalued, even if it simply runs off its existing loan book.

Hedging

I continued to implement various hedging strategies using stock index call and put options in an attempt to protect against falling market values. In early March 2009, I sold substantially all of the index put options that were put on in January 2009. In addition, I often sell covered calls in order to generate income and/or scale out of positions held long, and sell put options in order to generate income and buy a position at a lower price. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

The Road Ahead

A year after witnessing a financial crisis so severe that it threatened to send the global economy spiraling into a severe recession (or possibly worse) we find ourselves facing a substantially improved and less chaotic situation. Last year the question was “how bad can this get?” This year the question is “how long will the recovery take?” Last year, without a clear answer to the question, investors elected not to find out and instead chose to sell risk across the board, driving down prices in all risk assets,

20 | October 31, 2009

(unaudited)

including equity, debt, and commodities*. This year, with liquidity restored to the financial markets and most every major economy now emerging from recession, we have seen a resumption in the demand for risk, resulting in a massive global rebound in the prices of risk assets. While the answer to the duration of the recovery will not be known for some time, I nonetheless offer the following thoughts:

The U.S. economy currently represents almost 25% of the global economy, and no matter how one looks at it, the global economy, and Asia in particular, needs a strong U.S. economy. Unfortunately, I do not foresee the U.S. economy returning to the level of growth we saw in the early part of the decade.

Over the last ten years, U.S. Gross Domestic Product (GDP) growth was largely driven by consumer spending – U.S. consumption as a percentage of GDP reached a peak of 70%, largely driven by borrowing on appreciated assets, most notably real estate. With the collapse of the housing market, household debt capacity has declined significantly and will likely continue to hamper loan demand, and therefore spending, for some time to come. Furthermore, unemployment (now over 10% and by some measures over 15%) is not likely to decline as rapidly as in prior recessions due to the fact that a lot of excess capacity built up over the last decade needs to be worked off (with excess housing came excess retail stores, restaurants, etc. that will more likely than not, consolidate rather than expand).

Despite this headwind, I do not have an especially negative outlook for the U.S. economy, primarily because much of corporate America has been quick to rationalize operations (obviously contributing to the high unemployment rate), leaving it better positioned to compete profitably. However, the consumer will likely make the economic rebound less than robust, which will likely also have a dampening impact on global growth.

Why does this matter? In my view, on the back of a very strong and broad rebound in the global debt and equity markets, excess returns are likely to be substantially more difficult to come by in the coming years and will require a much more targeted approach. This does not mean that strong investment returns cannot be found. In fact, I am extremely enthusiastic about the opportunity to generate positive returns in the coming years. I have given a great deal of thought as to where I believe the best returns will likely come over the next few years and I have concluded that the following four themes will likely prove critical in generating strong risk-adjusted returns: high dividend yield; domestic demand growth in Southeast Asia, China, and India; global companies with strong and growing Asian sales; and special situations.

1) High Dividend Yield: Over the last 100+ years more than 50% of the total return for U.S. equities has come from dividends. However, over the last 20 years many investors and companies have looked for stock appreciation as opposed to return of capital as a way of increasing returns. This has led to companies using excess cash for repurchasing stock and making large acquisitions rather than returning cash directly to shareholders. While share repurchases and acquisitions aren’t always bad decisions, there is ample evidence that suggests companies do not generally buy their own company (share repurchases) or others (acquisitions) at attractive prices, which results in a transfer of shareholder value from buyer to seller. Were that cash returned to shareholders directly rather than in low-return share-repurchases and acquisitions, substantially more value would have accrued to shareholders. With little return to show for this strategy, I am of the view that companies with a strong commitment to returning cash directly to shareholders will be rewarded, which will lead to strong equity returns.

To make this point clear, while a 5-6% dividend yield may not seem exciting at first glance, consider that a 5-6% dividend yield coupled with 5-6% cash flow growth can result in a low risk 10%+ total return. Importantly, with this comes the potential for yield compression — as the demand for yield increases, the actual yield declines resulting in price appreciation. Indeed this is what drove the bond bull market beginning in 1982. I believe we may see a powerful dividend bull market over the coming years. Remember, all else being equal, a 6% yield moving to a 3% yield is the result of a 100% move in the stock.

2) Domestic Demand Growth in Southeast Asia, China, and India: The tremendous economic growth in Asia has been primarily export driven (with the notable exception of India, which is much less dependent on exports than Southeast Asia and

*
If you want to understand how investors perceive risk, look at the U.S. dollar over the last year. When fears surrounding the viability of the global financial system were at their peak, the clamor for safety in the lowest risk security — the U.S. Treasury Bill — caused the demand for dollars to increase, resulting in a significant strengthening in the U.S. dollar. As the fears of financial collapse have subsided, the tolerance for risk has improved over the past six months, and the U.S. dollar has resumed its multi-year decline as dollars are sold and replaced with higher return, higher risk assets.

Janus Growth & Core Funds | 21

Janus Contrarian Fund (unaudited)

China). It was in fact that very export industry that was the prime beneficiary of the debt-fueled U.S. consumption boom in the early part of this decade, and while Asia will remain highly dependent on exports to the U.S. and Europe, I believe we will see an increasing contribution to economic growth from domestic consumption. The substantial economic growth of the past 20 years – which has brought hundreds of millions of people out of poverty – has contributed to an enormous amount of saved wealth. As governments, specifically China, have realized that export driven economic dependency is not an acceptable long-term solution, their focus has shifted to stimulating domestic demand and reducing the savings rate.

Historically, the high savings rate has largely been a function of necessity; without government supported healthcare, education, or social security, a large savings rate is required. China has begun to focus on increasing spending on these important safety nets in an attempt to spur consumer spending. While Asia will not soon lose its dependency on exports, a higher level of domestic spending will provide a significant opportunity for many companies in the region. Importantly, these companies’ fortunes are not tied to the economic problems of the developed world, including the U.S., Europe, and Japan, which may experience relatively weak economic growth for many years to come.

3) Global Companies with Strong and Growing Asian Sales: A better question than that of when the U.S. will emerge from its current economic malaise may be, “where will there be economic growth, if not in the U.S.?” Having just returned from my 4th trip to Asia in the last 15 months, it is clear to me that the answer is Asia, particularly China, India, and Southeast Asia. Following the financial crisis last year, Asia’s economies went into a tailspin due to the collapse of international trade. But the crisis, though severe, proved temporary as Asian economies, in particular India and China, are already back to growing in the mid to high single digits (vs. flat to down in the developed world).

Despite reduced export demand from the U.S., Europe, and Japan, Asia boasts strong economic growth and a very strong banking system (not even close to the leverage issues that continue to plague U.S. banks). In fact, even with the U.S., Europe, and Japan struggling to emerge from the deep economic downturn, Asia is prospering.

In my view, one can bemoan the current state of affairs in the U.S. economy, or one can pick up and move one’s investments to where the real economic growth is: outside the U.S. This can be done by investing directly in Asia, as noted above, or investing in non-Asian companies with strong and growing sales in that region. There are many outstanding companies in the U.S. and Europe whose fortunes are less tied to the recovery of the developed world than they are to the continuing growth of emerging Asia.

4) Special Situations: As I have often discussed in the past, contrarian investing is about capitalizing on excessive investor emotion. When the S&P 500 Index faced its nadir in early March, it was reflecting a huge amount of self-reinforcing negative investor emotion. No one wants to be the last out of a burning movie theatre, even if the fire is illusory. Worse, people will often act irrationally in order to get out. This leads to selling reinforced by more selling, which can again lead to more selling. In the short run, emotion often trumps logic, but in the long-run, the effect is an environment conducive to successful contrarian investing.

Despite the fact that the economy remains weak, great investment opportunities arise in markets characterized by excessive pessimism and fear. In fact, panicky markets allowed us to buy companies such as Apple and Assured Guaranty for what we believe were fire-sale prices. Though the market’s strong rally off the bottom has eliminated some of these opportunities, I am confident that many still exist.

Conclusion

Despite many legitimate concerns regarding the global economy and financial system, I am very optimistic about the number of potential investment opportunities in the world. I also continue to believe that one should never confine one’s focus to investment opportunities in the U.S. only. There simply is no such thing as “investing domestically” – the economy is global and so too are the markets. I believe there are plenty of great investment opportunities in the U.S., but there are even more when you broaden your investment universe. This is why Janus Contrarian Fund has always, and will always strive to invest a substantial portion of the portfolio overseas.

The chaos of the last year continues to provide outstanding investment opportunities if one is committed to finding them. Rest assured, we remain committed.

22 | October 31, 2009

(unaudited)

Thank you for your continued investment in Janus Contrarian Fund.

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Liberty Media Corp. – Entertainment – Class A	3.71%
Anheuser-Busch InBev N.V.	3.43%
ICICI Bank Ltd.	1.35%
CapitaLand Ltd.	1.34%
Assured Guaranty Ltd.	1.21%

5 Bottom Performers – Holdings

Contribution

St. Joe Co.	-1.85%
Forest Oil Corp.	-1.28%
SLM Corp.	-1.22%
NRG Energy, Inc.	-0.90%
Amgen, Inc.	-0.73%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	5.99%	15.69%	8.76%
Consumer Staples	4.11%	6.04%	12.36%
Utilities	1.91%	9.23%	4.07%
Financials	1.86%	29.99%	12.98%
Information Technology	1.34%	2.21%	17.51%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	-0.31%	4.92%	14.26%
Other**	0.04%	0.03%	0.00%
Materials	0.48%	6.10%	3.25%
Industrials	0.60%	8.50%	10.32%
Energy	0.62%	17.26%	12.93%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Growth & Core Funds | 23

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

St. Joe Co. Real Estate Operating/Development	5.5%
Liberty Media Corp. – Entertainment – Class A Multimedia	5.5%
Kinder Morgan Management LLC Pipelines	4.7%
Owens-Illinois, Inc. Containers – Metal and Glass	3.5%
Denbury Resources, Inc. Oil Companies – Exploration and Production	3.4%

22.6%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 19.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

24 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009				Expense Ratios – estimated for the fiscal year
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Contrarian Fund – Class A Shares

NAV	12.35%	4.35%	4.17%	1.11%	1.11%

MOP	5.99%	3.12%	3.54%

Janus Contrarian Fund – Class C Shares

NAV	12.35%	3.54%	3.40%	1.88%	1.88%

CDSC	12.35%	3.54%	3.40%

Janus Contrarian Fund – Class I Shares	12.35%	4.52%	4.33%	0.77%	0.77%

Janus Contrarian Fund – Class J Shares	12.35%	4.52%	4.32%	0.92%	0.92%

Janus Contrarian Fund – Class R Shares	12.35%	3.85%	3.70%	1.50%	1.50%

Janus Contrarian Fund – Class S Shares	12.35%	4.12%	3.95%	1.25%	1.25%

S&P 500® Index	9.80%	0.33%	–1.05%

Morgan Stanley Capital International All Country World IndexSM	22.65%	3.73%	0.36%

Lipper Quartile – Class J Shares	3rd	1st	1st

Lipper Ranking – based on total return for Multi-Cap Core Funds	517/798	22/507	41/227

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

Janus Growth & Core Funds | 25

Janus Contrarian Fund (unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

A hedging strategy is one that attempts to minimize or protect against loss by strategically using instruments in the market to offset the risk of any adverse price movements. It involves counterbalancing one transaction against another. Hedging does not prevent a negative event from happening. It attempts to reduce the impact of the event. A reduction in such risk usually means a reduction in potential profits. Hedging, for the most part, is a technique not by which you will necessarily make money but by which you can reduce potential loss.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

The Fund held approximately 14.6% of its investments in Indian securities as of October 31, 2009, and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Contrarian Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Contrarian Fund (the “JAD predecessor fund”) into corresponding shares of Janus Contrarian Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Contrarian Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

26 | October 31, 2009

(unaudited)

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 29, 2000

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,120.90	$4.59

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,118.00	$7.16

Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,122.80	$3.09

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,199.00	$5.82

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,120.00	$5.65

Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,120.90	$4.80

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12

†	Expenses are equal to the annualized expense ratio of 1.34% for Class A Shares, 2.09% for Class C Shares, 0.90% for Class I Shares, 1.05% for Class J Shares, 1.65% for Class R Shares and 1.40% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Growth & Core Funds | 27

Janus Contrarian Fund

Schedule of Investments

As of October 31, 2009

Shares/Principle/Contract Amounts		Value

Common Stock – 97.3%
Aerospace and Defense – 1.2%
646,620	Northrop Grumman Corp.	$32,415,061
947,845	Spirit Aerosystems Holdings, Inc.*	15,089,692
		47,504,753
Airlines – 1.9%
3,233,180	Continental Airlines, Inc. – Class B*	37,181,570
5,365,542	UAL Corp.*	34,929,678
		72,111,248
Automotive – Medium and Heavy Duty Trucks – 1.1%
1,112,275	PACCAR, Inc.	41,610,208
Batteries and Battery Systems – 0.7%
1,467,297	A123 Systems, Inc.*	28,847,059
Brewery – 1.6%
1,333,981	Anheuser-Busch InBev N.V.	62,685,096
4,901,153	Anheuser-Busch InBev N.V. – VVPR Strip*	36,060
		62,721,156
Broadcast Services and Programming – 2.7%
2,896,223	Liberty Global, Inc. – Class A*	59,459,458
2,103,067	Liberty Global, Inc. – Class C*	43,281,119
		102,740,577
Building Products – Cement and Aggregate – 0.6%
2,161,111	Cemex S.A.B. de C.V. (ADR)*	22,432,332
Casino Hotels – 1.1%
2,229,300	Ameristar Casinos, Inc.	32,815,296
138,205	Wynn Resorts, Ltd.	7,493,475
		40,308,771
Commercial Banks – 5.3%
5,177,948	ICICI Bank, Ltd.	85,448,271
2,421,504	ICICI Bank, Ltd. (ADR)	76,156,301
966,763	State Bank of India, Ltd.	44,522,261
		206,126,833
Computers – 1.0%
330,315	International Business Machines Corp.	39,839,292
Containers – Metal and Glass – 3.5%
4,213,240	Owens-Illinois, Inc.*,**,£	134,318,091
Diversified Banking Inst – 2.1%
5,525,908	Bank of America Corp.	80,567,739
Diversified Operations – 1.1%
1,313,435	Tyco International, Ltd. (U.S. Shares)	44,065,744
Electric – Generation – 1.4%
12,481,587	NTPC, Ltd.	55,691,670
Electric – Integrated – 1.1%
17,787,345	Tenaga Nasional Berhad	43,705,129
Electric – Transmission – 1.8%
32,210,129	Power Grid Corp. of India, Ltd.	70,717,796
Electric Products – Miscellaneous – 1.8%
1,457,739	Bharat Heavy Electricals, Ltd.	67,650,660
Engineering – Research and Development Services – 2.0%
2,292,196	Larsen & Toubro, Ltd.	75,385,509
Finance – Consumer Loans – 0.5%
2,071,235	SLM Corp.*	20,090,980
Financial Guarantee Insurance – 2.5%
4,327,700	Assured Guaranty, Ltd.	71,753,266
4,129,785	Radian Group, Inc.	23,911,455
		95,664,721
Food – Retail – 0.6%
3,220,790	Tesco PLC**	21,490,066
Forestry – 2.2%
2,747,291	Plum Creek Timber Co., Inc.**	85,962,735
Medical – Biomedical and Genetic – 0.8%
589,535	Genzyme Corp.*	29,830,471
Medical – Drugs – 1.9%
1,160,035	Novo Nordisk A/S (ADR)	72,096,175
Medical – Generic Drugs – 2.0%
1,164,860	Perrigo Co.	43,321,144
691,990	Teva Pharmaceutical S.P. (ADR)	34,931,655
		78,252,799
Medical Products – 0.8%
473,960	Becton, Dickinson and Co.	32,399,906
Metal – Copper – 1.4%
744,080	Freeport-McMoRan Copper & Gold, Inc. – Class B	54,585,709
Metal Processors and Fabricators – 0.9%
6,906,937	Bharat Forge, Ltd.	36,239,231
Multi-Line Insurance – 1.7%
1,288,125	ACE, Ltd. (U.S. Shares)*	66,158,100
Multimedia – 5.5%
6,877,294	Liberty Media Corp. – Entertainment – Class A*	211,958,201
Oil Companies – Exploration and Production – 9.6%
8,910,540	Denbury Resources, Inc.*	130,093,884
1,442,289	Forest Oil Corp.*,£	28,268,864
24,100	OGX Petroleo e Gas Participacoes S.A.	19,502,674
3,419,726	SandRidge Energy, Inc.*	34,983,797
1,355,735	Southwestern Energy Co.*	59,082,931
2,038,965	Ultra Petroleum Corp. (U.S. Shares)*	98,991,751
		370,923,901
Petrochemicals – 1.0%
1,222,399	Industries Qatar	37,203,752
Pipelines – 4.7%
3,850,039	Kinder Morgan Management LLC*	180,220,326
Power Converters and Power Supply Equipment – 0.5%
1,507,415	Yingli Green Energy Holding Company, Ltd.*	17,455,866
Real Estate Management/Services – 4.0%
11,000,850	CB Richard Ellis Group, Inc. – Class A*	113,858,798
2,699,205	Mitsubishi Estate Co., Ltd.	40,990,483
		154,849,281
Real Estate Operating/Development – 8.6%
25,973,955	CapitaLand, Ltd.	75,060,633
11,588,000	Hang Lung Properties, Ltd.	43,675,990
8,898,522	St. Joe Co.*,**,£	213,030,617
		331,767,240
REIT – Diversified – 1.0%
645,854	Vornado Realty Trust	38,467,064

See Notes to Schedules of Investments and Financial Statements.

28 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares/Principle/Contract Amounts		Value

REIT – Mortgage – 0.2%
2,117,228	Gramercy Capital Corp.*	$6,648,096
REIT – Warehouse/Industrial – 2.5%
8,386,754	ProLogis	95,021,923
Resorts and Theme Parks – 2.7%
2,970,340	Vail Resorts, Inc.*,£	102,298,510
Retail – Major Department Stores – 0.7%
3,696,703	Pantaloon Retail India, Ltd.	24,206,157
382,259	Pantaloon Retail India, Ltd. – Class B	1,792,087
		25,998,244
Soap and Cleaning Preparations – 0.8%
588,032	Reckitt Benckiser Group PLC**	29,232,822
Steel – Producers – 1.0%
2,448,510	JSW Steel, Ltd.	38,472,414
Telecommunication Equipment – Fiber Optics – 0.5%
1,412,520	Corning, Inc.	20,636,917
Television – 1.5%
4,993,820	CBS Corp. – Class B	58,777,261
Tobacco – 4.4%
2,673,920	British American Tobacco PLC**	85,364,069
30,293	Japan Tobacco, Inc.	84,449,069
		169,813,138
Transportation – Marine – 0.8%
1,439,490	Teekay Corp. (U.S. Shares)£	29,869,418

Total Common Stock (cost $3,827,424,344)		3,748,729,834

Corporate Bonds – 1.7%
Casino Hotels – 0.6%
$9,363,000	MGM Mirage 10.3750%, 5/15/14(144A)	9,971,595
12,486,000	MGM Mirage 11.1250%, 11/15/17(144A)	13,734,600
		23,706,195
REIT – Diversified – 0.4%
15,533,000	Vornado Realty Trust, 2.8500%, 4/1/27	14,989,345
REIT – Warehouse/Industrial – 0.7%
31,151,000	ProLogis, 2.2500%, 4/1/37	28,581,043

Total Corporate Bonds (cost $47,127,687)		67,276,583

Purchased Options – Calls – 0.2%
52,327	Bank of America Corp. expires May 2010 exercise price $18.00	5,991,604
15,883,300	Topix Banks Index expires December 2009 exercise price $223.66	88
15,430,300	Topix Banks Index expires December 2009 exercise price $225.08	2,297

Total Purchased Options – Calls (Premiums paid $11,529,564)		5,993,989

Money Market – 3.3%
127,958,000	Janus Cash Liquidity Fund LLC, 0% (cost $127,958,000)	127,958,000

Total Investments (total cost $4,014,039,595) – 102.5%		3,949,958,406

Liabilities, net of Cash, Receivables and Other Assets** – (2.5)%		(97,878,701)

Net Assets – 100%		$3,852,079,705

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$62,721,156	1.6%
Bermuda	71,753,266	1.8%
Brazil	19,502,674	0.5%
Canada	98,991,751	2.5%
Cayman Islands	17,455,866	0.4%
Denmark	72,096,175	1.8%
Hong Kong	43,675,990	1.1%
India	576,282,358	14.6%
Israel	34,931,655	0.9%
Japan	125,441,938	3.2%
Malaysia	43,705,129	1.1%
Marshall Islands	29,869,418	0.8%
Mexico	22,432,332	0.6%
Qatar	37,203,752	0.9%
Singapore	75,060,633	1.9%
Switzerland	110,223,844	2.8%
United Kingdom	136,086,957	3.4%
United States††	2,372,523,512	60.1%

Total	$3,949,958,406	100.0%

††	Includes Cash Equivalents (56.8% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/09	12,000,000	$19,690,746	$76,974
British Pound 11/19/09	40,286,500	66,102,281	(2,227,229)
British Pound 12/10/09	22,680,000	37,208,184	(1,361,763)

Total		$123,001,211	$(3,512,018)

Schedule of Written Options – Puts	Value

Bank of America Corporation expires January 2011 73,645 contracts exercise price $12.50 (Premiums received $10,649,067)	$(17,195,386)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 29

Janus Enterprise Fund (unaudited)

Fund Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with index like risk. We seek to identify mid cap companies with high quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the 12 months ended October 31, 2009, Janus Enterprise Fund’s Class J Shares returned 18.99%. Meanwhile, the Fund’s primary benchmark, the Russell Midcap® Growth Index, returned 22.48%. The Fund’s secondary benchmark, the S&P MidCap 400 Index, returned 18.18% for the same time period. The Fund’s underperformance was driven by our holdings within energy and health care, while our positions in telecommunication services and consumer discretionary aided relative returns during the period.

Economic Overview

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. Many indices hit the low point for the period in March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, most broad indices finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. Growth indices outperformed value, as the materials, information technology and consumer discretionary sectors led all sectors with large gains. Telecommunication stocks and utilities lagged other sectors within the Russell Midcap® Growth Index. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

Energy and Select Financial Stocks Weighed on Relative Performance

Independent oil and gas company Forest Oil Corp. was the largest detractor during the period. Weak natural gas prices and oil prices early on provided a negative backdrop for the stock. We had been trimming our position at the start of the year and exited it in June.

CapitalSource, Inc., a middle market lender to small and mid-sized businesses, suffered amid concerns over its ability to meet its debt obligations. The stock price rebounded from extremely depressed levels earlier in 2009. We think CapitalSource will be able to manage its liquidity even if commercial real estate-related write-offs increase. Longer term, we think it has a strong business model and the company was still attractively valued at period end.

Within information technology, Microsemi Corp. declined early in the period amid concern over the CEO’s credibility and potential slowing in overall technology spending. An anticompetitive lawsuit also provided a negative backdrop for the stock. While we continue to like the fundamentals of the company’s business, we felt the credibility issue of the CEO caused too much near-term uncertainty, so we exited the position in late 2008.

Select Consumer Discretionary and Telecommunications Stocks Aided Results

Li & Fung, Ltd., a Hong Kong-based apparel outsourcer, benefited from the rebound in consumer sentiment in the U.S. late in the period. While consumer spending is likely to remain soft in our view, we think the company is managing the macroeconomic environment quite well as it continues to win customers. We think the cost savings it offers clients is its main appeal, which could help Li & Fung continue to gain market share and grow free cash flow.

Wireless tower company and long-term holding in the Fund, Crown Castle International Corp. turned in strong performance for the period. Recent quarterly results showed a growing number of tenants on its towers as wireless service providers continued to upgrade their networks in order to meet growing demand for data transmission. We think this will continue to be a driver of the firm’s growth and that the company will be able to improve its free cash flow and generate strong returns on invested capital. We also remain attracted to Crown’s predictable, long term contract-driven revenue base.

30 | October 31, 2009

(unaudited)

Intuitive Surgical, Inc., a medical device maker, was another top contributor during the period amid better-than-expected results that were largely driven by procedure growth for its robotic Da Vinci surgical system. The stock had been weak earlier in 2009 over concerns of slumping hospital spending, a softening economy and a maturing procedures market. We remain attracted to the company’s growth prospects, particularly given an expanding number of surgical procedures and the attractive return on investment the Da Vinci system provides to hospitals.

Derivatives

Under certain circumstances and market conditions, we may initiate positions in derivative securities to mitigate the risks and potentially enhance the performance of the portfolio. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

The economic environment, while much improved from that of a year ago, remains somewhat challenged in our view. While the financial system has stabilized, we think there are a number of key fundamental issues that remain unresolved and we are monitoring each of these very closely.

The first is the fact that the total amount of credit outstanding in the economy, as measured by the Federal Reserve, has been contracting, despite negative real interest rates. Historically, negative real interest rates have driven an increase in credit outstanding, which has typically driven higher economic activity. This contraction in outstanding credit implies that there is either a lack of demand or a lack of supply of credit. Borrowers indicate that credit is difficult to find, while lenders indicate that there is not demand for new credit from creditworthy borrowers. Either way, if credit continues to contract, it will be difficult for the economy to stage a robust recovery in our view, because capital that otherwise would be spent on growth projects could instead be used to reduce leverage.

The second is the large deficit being run by the U.S. Government. While the 2009 projected budget deficit of $1.6 trillion, or 12.9% of Gross Domestic Product (GDP), is inflated due to the stimulus, TARP, and the impact of the recession on tax receipts, Office of Management and Budget projections show a deficit as a percent of GDP averaging 4% per year for the next decade, even assuming 4% GDP growth. The budget deficit is worth monitoring for two reasons. The first is that if policy makers choose to not let the budget deficit continue to grow, the policy implications of either increasing receipts (raising taxes) or decreasing outlays (reducing government spending) will likely have meaningful impacts on certain sectors of the economy. The second is that large deficits will grow the size of the national debt and that needs to be financed. The capital to finance incremental debt is capital that cannot be used for private investment or consumption. Large deficits, if not addressed by lawmakers, could lead to higher interest rates for all borrowers, or a higher savings rate, or both.

The third issue is the state of the housing market. Housing prices, as measured by the S&P/Case-Shiller Composite of twenty U.S. cities, hit its recent low point in April and have bounced since then. However, several factors, including changing provisions around the first time buyer tax credit, the Federal Reserve slowing its purchases of Mortgage Backed Securities, and fluctuating consumer sentiment make the future trajectory of house prices unclear in our opinion. Given housing is the collateral for over $10 trillion of loans, we believe the direction of the value of housing is very important in understanding the health of the banking system, the consumer, and the U.S. economy.

Against this very uncertain macroeconomic backdrop, we remain focused on finding what we think are the best long term investment opportunities. We are looking for sustainable and predictable growth companies, with strong management teams, high and stable operating margins, and high or improving returns on invested capital. We look to pay a reasonable price for these companies, and sell them if they achieve our price target or if the fundamental story changes materially.

Despite the broad rally in the markets during the period, we still see opportunities in the sustainable growth businesses that the Fund seeks to own. Strong secular growth companies should be able to maintain a reasonable level of earnings in a weak economy, and should be able to grow earnings in a strong economy. We are finding these types of opportunities across all sectors of the economy.

Thank you for your investment in Janus Enterprise Fund.

Janus Growth & Core Funds | 31

Janus Enterprise Fund (unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	1.58%
Crown Castle International Corp.	1.26%
Intuitive Surgical, Inc.	1.12%
CommScope, Inc.	1.10%
Time Warner Telecom, Inc. – Class A	1.08%

5 Bottom Performers – Holdings

Contribution

Forest Oil Corp.	-0.96%
Microsemi Corp.	-0.95%
CapitalSource, Inc.	-0.76%
Sandridge Energy, Inc.	-0.58%
Whiting Petroleum Corp.	-0.44%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	7.51%	24.20%	21.01%
Consumer Discretionary	5.67%	11.20%	18.40%
Telecommunication Services	2.47%	5.76%	2.21%
Materials	2.37%	5.43%	4.59%
Health Care	2.03%	15.14%	13.64%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	-0.98%	7.44%	7.81%
Utilities	-0.18%	0.90%	3.44%
Financials	0.18%	9.40%	6.78%
Consumer Staples	0.54%	2.15%	5.58%
Industrials	1.72%	18.39%	16.54%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

32 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Crown Castle International Corp. Wireless Equipment	3.4%
Celgene Corp. Medical – Biomedical and Genetic	3.2%
Amphenol Corp. – Class A Electronic Connectors	2.2%
Li & Fung, Ltd. Distribution/Wholesale	2.1%
EOG Resources, Inc. Oil Companies – Exploration and Production	2.0%

12.9%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 0.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Growth & Core Funds | 33

Janus Enterprise Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Enterprise Fund – Class A Shares

NAV	18.99%	4.67%	–2.78%	8.72%	1.15%	1.15%

MOP	12.27%	3.44%	–3.35%	8.35%

Janus Enterprise Fund – Class C Shares

NAV	18.99%	3.81%	–3.59%	7.94%	2.02%	1.91%

CDSC	18.99%	3.81%	–3.59%	7.94%

Janus Enterprise Fund – Class I Shares	18.99%	4.73%	–2.71%	8.77%	0.75%	0.75%

Janus Enterprise Fund – Class J Shares	18.99%	4.73%	–2.71%	8.77%	0.96%	0.96%

Janus Enterprise Fund – Class R Shares	18.99%	4.19%	–3.22%	8.32%	1.50%	1.50%

Janus Enterprise Fund – Class S Shares	18.99%	4.46%	–2.97%	8.56%	1.25%	1.25%

Russell Midcap® Growth Index	22.48%	2.22%	1.01%	7.82%

S&P MidCap 400 Index	18.18%	3.24%	6.45%	10.85%

Lipper Quartile – Class J Shares	2nd	1st	4th	2nd

Lipper Ranking – based on total return for Mid-Cap Growth Funds	194/491	32/358	158/173	13/36

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

34 | October 31, 2009

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Enterprise Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Mid Cap Growth Fund (the “JAD predecessor fund”) into corresponding shares of Janus Enterprise Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Enterprise Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

Janus Growth & Core Funds | 35

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09 - 10/31/09)†

Actual	$1,000.00	$1,159.20	$4.15

Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09 - 10/31/09)†

Actual	$1,000.00	$1,156.40	$6.76

Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09 - 10/31/09)†

Actual	$1,000.00	$1,160.50	$2.83

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09 - 10/31/09)†

Actual	$1,000.00	$1,180.90	$5.17

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09 - 10/31/09)†

Actual	$1,000.00	$1,157.80	$5.41

Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09 - 10/31/09)†

Actual	$1,000.00	$1,158.90	$4.54

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61

†	Expenses are equal to the annualized expense ratio of 1.19% for Class A Shares, 1.94% for Class C Shares, 0.81% for Class I Shares, 0.94% for Class J Shares, 1.55% for Class R Shares, and 1.30% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

36 | October 31, 2009

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 97.0%
Advertising Sales – 1.4%
1,278,427	Lamar Advertising Co. – Class A*	$31,065,776
Aerospace and Defense – 1.4%
836,550	Empresa Brasileira de Aeronautica S.A. (ADR)*	16,940,138
377,335	TransDigm Group, Inc.*	14,783,985
		31,724,123
Aerospace and Defense – Equipment – 0.9%
274,670	Alliant Techsystems, Inc.*	21,363,833
Agricultural Chemicals – 1.4%
345,335	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	32,040,181
Agricultural Operations – 0.3%
10,460,320	Chaoda Modern Agriculture Holdings, Ltd.	8,058,782
Airlines – 1.5%
1,240,861	Ryanair Holdings PLC (ADR)*,**	33,838,279
Apparel Manufacturers – 0.5%
152,575	VF Corp.	10,838,928
Applications Software – 0.5%
292,490	Citrix Systems, Inc.*	10,751,932
Auction House – Art Dealer – 1.0%
1,050,880	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	23,035,290
Batteries and Battery Systems – 1.0%
378,928	Energizer Holdings, Inc.*	23,065,347
Casino Hotels – 1.0%
3,154,543	Crown, Ltd.**	22,769,815
Commercial Services – 0.5%
304,790	CoStar Group, Inc.*	11,831,948
Commercial Services – Finance – 2.2%
562,997	Global Payments, Inc.	27,716,342
425,167	Interactive Data Corp	11,181,892
411,733	Paychex, Inc.	11,697,335
		50,595,569
Computer Services – 1.1%
508,950	IHS, Inc. – Class A*	26,343,252
Computers – 1.5%
180,414	Apple, Inc.*	34,008,039
Consulting Services – 0.5%
583,977	Gartner, Inc.*	10,873,652
Containers – Metal and Glass – 2.9%
624,090	Ball Corp.	30,786,360
1,103,950	Owens-Illinois, Inc.*	35,193,926
		65,980,286
Decision Support Software – 1.9%
1,426,302	MSCI, Inc.*	43,359,581
Distribution/Wholesale – 3.1%
624,620	Fastenal Co.	21,549,390
11,918,695	Li & Fung, Ltd.	49,357,009
		70,906,399
Electric Products – Miscellaneous – 0.8%
516,284	AMETEK, Inc.	18,013,149
Electronic Components – Miscellaneous – 1.0%
1,056,045	Tyco Electronics, Ltd. (U.S. Shares)	22,440,956
Electronic Components – Semiconductors – 0.8%
7,605,916	ARM Holdings PLC	18,526,742
Electronic Connectors – 2.2%
1,270,755	Amphenol Corp. – Class A	50,982,691
Electronic Measuring Instruments – 1.6%
1,807,321	Trimble Navigation, Ltd.*	37,899,521
Enterprise Software/Services – 0.9%
954,150	CA, Inc.	19,960,818
Entertainment Software – 0.4%
567,375	Electronic Arts, Inc.*	10,348,920
Fiduciary Banks – 0.7%
325,445	Northern Trust Corp.	16,353,611
Finance – Other Services – 0.9%
67,800	CME Group, Inc.	20,516,958
Independent Power Producer – 0.5%
482,485	NRG Energy, Inc.*	11,092,330
Instruments – Controls – 0.7%
162,355	Mettler-Toledo International, Inc.*	15,829,613
Instruments – Scientific – 1.6%
832,521	Thermo Fisher Scientific, Inc.*	37,463,445
Internet Security – 1.9%
2,434,465	Symantec Corp.*	42,797,895
Investment Management and Advisory Services – 2.0%
331,893	Eaton Vance Corp.	9,422,442
1,449,200	National Financial Partners Corp.*	11,810,980
512,390	T. Rowe Price Group, Inc.	24,968,765
		46,202,187
Machinery – General Industrial – 1.8%
827,840	Roper Industries, Inc.	41,847,312
Medical – Biomedical and Genetic – 6.3%
1,418,550	Celgene Corp.*,**	72,416,977
207,730	Genzyme Corp.*	10,511,138
547,177	Gilead Sciences, Inc.*	23,282,381
277,535	Millipore Corp.*	18,597,620
556,335	Myriad Genetics, Inc.*	13,507,814
223,025	Vertex Pharmaceuticals, Inc.*	7,484,719
		145,800,649
Medical – Drugs – 0.8%
364,420	Shire PLC (ADR)	19,423,586
Medical Instruments – 3.1%
64,205	Intuitive Surgical, Inc.*	15,816,902
1,190,790	St. Jude Medical, Inc.*	40,582,123
249,115	Techne Corp.	15,572,179
		71,971,204
Medical Products – 4.5%
994,150	Covidien PLC (U.S. Shares)**	41,873,598
418,070	Henry Schein, Inc.*	22,086,638
984,033	Varian Medical Systems, Inc.*	40,325,672
		104,285,908
Metal Processors and Fabricators – 1.5%
362,010	Precision Castparts Corp.	34,528,514

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 37

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Networking Products – 1.0%
929,045	Juniper Networks, Inc.*	$23,699,938
Oil Companies – Exploration and Production – 3.8%
565,575	EOG Resources, Inc.	46,184,854
825,269	Ultra Petroleum Corp. (U.S. Shares)*	40,066,810
		86,251,664
Oil Companies – Integrated – 1.0%
434,084	Hess Corp.	23,761,758
Oil Field Machinery and Equipment – 0.7%
532,035	Dresser-Rand Group, Inc.*	15,679,071
Physical Practice Management – 0.4%
167,064	Mednax, Inc.*	8,673,963
Pipelines – 1.5%
754,691	Kinder Morgan Management LLC*	35,327,086
Printing – Commercial – 1.3%
599,479	VistaPrint, Ltd. (U.S. Shares)*,**	30,603,403
Real Estate Management/Services – 1.1%
550,903	Jones Lang LaSalle, Inc.	25,809,806
Reinsurance – 1.7%
11,633	Berkshire Hathaway, Inc. – Class B*	38,191,139
Retail – Apparel and Shoe – 1.4%
1,016,160	American Eagle Outfitters, Inc.	17,772,638
462,250	Urban Outfitters, Inc.*	14,505,405
		32,278,043
Retail – Automobile – 0.7%
497,395	Copart, Inc.*	16,001,197
Retail – Office Supplies – 0.8%
816,827	Staples, Inc.	17,725,146
Retail – Regional Department Stores – 1.0%
387,755	Kohl’s Corp.*	22,187,341
Semiconductor Components/Integrated Circuits – 1.9%
11,522,822	Atmel Corp.*	42,864,898
Semiconductor Equipment – 1.9%
1,325,685	KLA-Tencor Corp.	43,098,019
Telecommunication Equipment – 1.0%
829,279	CommScope, Inc.*	22,407,119
Telecommunication Equipment – Fiber Optics – 0.6%
923,300	Corning, Inc.	13,489,413
Telecommunication Services – 4.4%
1,582,725	Amdocs, Ltd. (U.S. Shares)*	39,884,670
1,105,981	SAVVIS, Inc.*	16,357,459
3,518,624	Time Warner Telecom, Inc. – Class A*	44,334,662
		100,576,791
Toys – 1.4%
1,699,014	Mattel, Inc.	32,162,335
Transactional Software – 1.4%
966,925	Solera Holdings, Inc.	31,154,324
Transportation – Railroad – 1.2%
582,045	Canadian National Railway Co. (U.S. Shares)	28,077,851
Transportation – Services – 1.8%
398,180	C.H. Robinson Worldwide, Inc.	21,943,700
621,065	Expeditors International of Washington, Inc.	20,010,714
		41,954,414
Transportation – Truck – 0.9%
597,825	Landstar System, Inc.	21,067,353
Vitamins and Nutrition Products – 0.6%
352,404	Mead Johnson Nutrition Co. – Class A	14,815,064
Web Hosting/Design – 1.5%
417,161	Equinix, Inc.*	35,592,177
Wireless Equipment – 3.4%
2,550,083	Crown Castle International Corp.*	77,063,508

Total Common Stock (cost $2,086,979,228)		2,229,249,842

Money Market – 2.9%
65,820,180	Janus Cash Liquidity Fund LLC, 0% (cost $65,820,180)	65,820,180

Total Investments (total cost $2,152,799,408) – 99.9%		2,295,070,022

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,346,853

Net Assets – 100%		$2,296,416,875

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$22,769,815	1.0%
Bermuda	49,357,009	2.2%
Brazil	16,940,138	0.7%
Canada	123,220,132	5.4%
Cayman Islands	8,058,782	0.4%
Guernsey	39,884,670	1.7%
Ireland	75,711,877	3.3%
Jersey	19,423,586	0.8%
Netherlands	30,603,403	1.3%
Switzerland	22,440,956	1.0%
United Kingdom	18,526,742	0.8%
United States††	1,868,132,912	81.4%

Total	$2,295,070,022	100.0%

††	Includes Cash Equivalents (78.5% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S.$	Gain/(Loss)

Australian Dollar 11/12/09	6,200,000	$5,574,163	$(268,823)
Australian Dollar 11/19/09	8,400,000	7,546,569	(286,197)
Australian Dollar 12/10/09	7,367,000	6,603,696	47,747
Euro 11/12/09	1,200,000	1,765,762	8,798
Euro 11/19/09	11,891,250	17,497,330	(69,989)
Euro 12/10/09	5,600,000	8,239,494	63,737

Total		$47,227,014	$(504,727)

See Notes to Schedules of Investments and Financial Statements.

38 | October 31, 2009

Janus Fund (unaudited)

Fund Snapshot
We seek to deliver strong risk-adjusted returns over an entire market cycle by managing a diversified, moderately positioned, classic large cap growth portfolio. We look for durable franchises with consistent free cash flow growth, high and improving returns on capital, diversified revenue streams and properly incentivized management teams.
Jonathan Coleman lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance Review

For the 12-month period ended October 31, 2009, Janus Fund’s Class J Shares returned 19.35%, outperforming its primary benchmark, the Russell 1000® Growth Index, which returned 17.51%. The Fund also outperformed its secondary benchmark, the S&P 500® Index, which returned 9.80%. The Fund’s outperformance was largely driven by our holdings within the consumer staples sector. Meanwhile, healthcare and materials weighed on relative results.

Economic Summary

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. Many indices hit the low point for the period in March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, most broad indices finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. Growth indices outperformed value, as the information technology and consumer discretionary sectors led all sectors with large gains. Healthcare stocks and utilities lagged other sectors within the Russell 1000® Growth Index. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

Stocks that Contributed to Relative Returns

Anheuser-Busch InBev N.V., the world’s largest brewer, outperformed during the period. We like the global brewer long term and think the company can continue to dominate its core Brazilian market, execute on its de-leveraging plan, and successfully integrate the InBev and Anheuser-Busch brands.

Apple, Inc. benefited from a series of strong quarterly results that showed market share gains in its Macintosh desktop and laptop computer business. This suggests to us that the company continues to execute well. The product cycle has been robust and customers seem to be centering much of their digital lives on Apple products. We like the company’s long-term growth prospects and durable franchise.

Goldman Sachs Group, Inc., an investment bank, continued to benefit from the improvement in capital markets. Debt and equity issuance volume improved and has been relatively robust coming out of the financial crisis. We have held the view that the company would be a survivor of the credit crisis and we think the fact that Goldman has been on the leading edge of paying back U.S. Government borrowed funds, reinforces our view. As one of two remaining large investment banks, Goldman has been successful in recruiting top talent and gaining market share.

Stocks that Detracted from Relative Returns

Two oil companies were among the top detractors during the period. U.S.-based exploration and production company Devon Energy Corp. was negatively impacted by the price decline in natural gas during the period, as it typically leans more heavily on natural gas than oil for its profits. In addition, the company gave a disappointing fourth quarter 2008 earnings report that included an asset write-down. We decided to exit our position during the period in favor of what we believe are better risk/reward opportunities.

Integrated oil company Hess Corp. was another name we exited during the period. The company suffered from negative sentiment surrounding poor results on one of its key wells off the coast of Brazil. We felt the risk/reward was unattractive given the increased uncertainty around this find.

Insurer Berkshire Hathaway, Inc. posted a decline for the period. The company, which has insurance as its primary business and a sizable investment portfolio, posted its first

Janus Growth & Core Funds | 39

Janus Fund (unaudited)

quarterly loss since the fourth quarter of 2001, following the 9-11 tragedy. We feel the stock was also negatively impacted due to investor worries over the impact of some the company’s derivative investments on the company. We consider the company a well diversified collection of high-quality companies that generate significant amounts of cash. We believe Berkshire to be best-in-class operators with many attributes for investors with a long time horizon.

Outlook

We have been encouraged by continued equity market strength through the end of October. Investors’ cash levels remained high at period end relative to historical averages even as some investors have started to come back to equities. The U.S. economy continued to rebound while companies have implemented aggressive cost cutting plans, which may provide margin improvement. This combination could prove favorable for incremental margins with only a modest level of economic growth, particularly in cyclical industries. However, we believe the financial system is still reasonably fragile and the near-term outlook for the U.S. consumer is uncertain. In addition, the U.S. Federal Reserve must be careful in its “exit strategy” in withdrawing liquidity from the system in a way that does not undermine an economic recovery, but allows for sustainable growth. While this remains a key challenge in our view, we continue to favor companies focused on improving returns on capital, namely those that we think can successfully navigate and win market share through this difficult period.

Due to certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Thank you for your investment in Janus Fund.

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch InBev N.V.	4.88%
Apple, Inc.	2.95%
Goldman Sachs Group, Inc.	1.26%
Crown Castle International Corp.	1.16%
Occidental Petroleum Corp.	1.12%

5 Bottom Performers – Holdings

Contribution

Devon Energy Corp.	-0.50%
Hess Corp.	-0.44%
Berkshire Hathaway, Inc. – Class B	-0.39%
Celgene Corp.	-0.37%
AES Corp.	-0.36%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	9.46%	29.12%	30.57%
Consumer Staples	6.74%	15.82%	14.66%
Energy	1.98%	9.46%	7.09%
Industrials	1.36%	9.97%	11.78%
Telecommunication Services	1.16%	2.79%	0.69%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	-0.37%	2.06%	1.59%
Health Care	-0.26%	14.92%	15.62%
Materials	-0.21%	3.99%	3.89%
Consumer Discretionary	0.77%	4.03%	10.00%
Financials	0.87%	7.85%	4.12%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

40 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Anheuser-Busch InBev N.V. Brewery	5.8%
Apple, Inc. Computers	4.7%
Cisco Systems, Inc. Networking Products	3.7%
Crown Castle International Corp. Wireless Equipment	3.5%
EOG Resources, Inc. Oil Companies – Exploration and Production	3.3%

21.0%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 3.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Growth & Core Funds | 41

Janus Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Fund – Class A Shares

NAV	19.35%	1.52%	–3.22%	12.26%	0.99%	0.99%

MOP	12.76%	0.32%	–3.79%	12.09%

Janus Fund – Class C Shares

NAV	19.35%	0.70%	–4.01%	11.65%	1.78%	1.78%

CDSC	19.35%	0.70%	–4.01%	11.65%

Janus Fund – Class I Shares	19.35%	1.55%	–3.16%	12.29%	0.70%	0.70%

Janus Fund – Class J Shares	19.35%	1.55%	–3.16%	12.29%	0.88%	0.88%

Janus Fund – Class R Shares	19.35%	0.99%	–3.73%	11.91%	1.45%	1.45%

Janus Fund – Class S Shares	19.35%	1.26%	–3.47%	12.10%	1.20%	1.20%

Russell 1000® Growth Index	17.51%	1.27%	–3.39%	N/A**

S&P 500® Index	9.80%	0.33%	–0.95%	9.91%

Lipper Quartile – Class J Shares	1st	2nd	3rd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	165/832	162/589	215/304	3/17

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

42 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Large Cap Growth Fund (the “JAD predecessor fund”) into corresponding shares of Janus Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 5, 1970

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1978, differs significantly from the Fund’s inception date.

Janus Growth & Core Funds | 43

Janus Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,148.80	$3.58

Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,146.00	$6.17

Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,148.80	$2.47

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,182.00	$4.78

Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,146.40	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,148.40	$4.13

Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

†	Expenses are equal to the annualized expense ratio of 1.03% for Class A Shares, 1.78% for Class C Shares, 0.71% for Class I Shares, 0.87% for Class J Shares, 1.44% for Class R Shares and 1.19% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

44 | October 31, 2009

Janus Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 95.9%
Aerospace and Defense – 0.4%
595,623	Northrop Grumman Corp.	$29,858,581
Aerospace and Defense – Equipment – 0.5%
622,820	United Technologies Corp.	38,272,289
Agricultural Chemicals – 1.3%
514,496	Monsanto Co.	34,563,841
804,254	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	74,618,686
		109,182,527
Applications Software – 0.9%
2,684,583	Microsoft Corp.	74,443,487
Athletic Footwear – 0.8%
1,497,982	Adidas A.G.**	69,331,381
Beverages – Non-Alcoholic – 1.0%
1,612,960	Coca-Cola Co.	85,986,898
Brewery – 5.8%
10,058,809	Anheuser-Busch InBev N.V.**	472,673,453
10,131,582	Anheuser-Busch InBev N.V. – VVPR Strip*,**	74,543
		472,747,996
Casino Hotels – 0.8%
9,358,360	Crown, Ltd.**	67,549,601
Commercial Banks – 0.7%
3,467,559	ICICI Bank, Ltd.	57,222,846
Computers – 8.3%
2,043,505	Apple, Inc.*,**	385,200,692
1,875,169	International Business Machines Corp.	226,164,133
1,143,168	Research In Motion, Ltd. (U.S. Shares)*	67,138,257
		678,503,082
Consumer Products – Miscellaneous – 0.6%
862,139	Kimberly-Clark Corp.	52,728,421
Cosmetics and Toiletries – 1.4%
1,433,231	Colgate-Palmolive Co.	112,694,954
Diversified Banking Institutions – 3.8%
1,039,655	Goldman Sachs Group, Inc.	176,918,092
3,275,995	JPMorgan Chase & Co.	136,838,311
		313,756,403
Diversified Operations – 3.1%
1,807,733	Danaher Corp.	123,341,622
1,064,051	Illinois Tool Works, Inc.	48,861,222
2,436,336	Tyco International, Ltd. (U.S. Shares)	81,739,073
		253,941,917
E-Commerce/Services – 2.1%
7,807,812	eBay, Inc.*	173,879,973
Electric Products – Miscellaneous – 0.6%
1,356,772	Emerson Electric Co.	51,218,143
Electronic Components – Semiconductors – 0.6%
2,252,632	Texas Instruments, Inc.	52,824,220
Electronic Connectors – 1.0%
2,008,909	Amphenol Corp. – Class A	80,597,429
Enterprise Software/Services – 2.5%
9,837,695	Oracle Corp.	207,575,365
Food – Retail – 2.1%
26,090,468	Tesco PLC**	174,083,337
Forestry – 0.8%
1,769,361	Weyerhaeuser Co.	64,298,579
Gold Mining – 0.9%
522,950	Agnico-Eagle Mines, Ltd. (U.S. Shares)	27,993,514
1,023,120	Newmont Mining Corp.	44,464,795
		72,458,309
Independent Power Producer – 0.7%
2,472,086	NRG Energy, Inc.*	56,833,257
Industrial Gases – 1.4%
1,432,075	Praxair, Inc.	113,764,038
Internet Security – 1.0%
4,598,780	Symantec Corp.*	80,846,552
Investment Management and Advisory Services – 1.2%
2,055,346	T. Rowe Price Group, Inc.	100,157,011
Medical – Biomedical and Genetic – 4.1%
3,860,567	Celgene Corp.*	197,081,945
3,196,940	Gilead Sciences, Inc.*	136,029,797
		333,111,742
Medical – Drugs – 2.9%
3,545,470	Bristol-Myers Squibb Co.	77,291,246
1,030,227	Roche Holding A.G.	165,113,151
		242,404,397
Medical – HMO – 0.6%
1,893,744	UnitedHealth Group, Inc.	49,142,657
Medical Instruments – 0.5%
1,145,788	St. Jude Medical, Inc.*	39,048,455
Medical Products – 3.2%
1,663,306	Baxter International, Inc.	89,918,322
4,120,715	Covidien PLC (U.S. Shares)**	173,564,516
		263,482,838
Metal Processors and Fabricators – 1.4%
1,215,410	Precision Castparts Corp.	115,925,806
Multi-Line Insurance – 1.4%
2,166,474	ACE, Ltd. (U.S. Shares)*	111,270,105
Networking Products – 3.7%
13,292,670	Cisco Systems, Inc.*	303,737,510
Oil Companies – Exploration and Production – 9.5%
478,815	Apache Corp.	45,066,068
3,343,211	EOG Resources, Inc.	273,006,609
3,517,327	Occidental Petroleum Corp.	266,894,773
2,970,681	Petroleo Brasileiro S.A. (U.S. Shares)	119,183,722
1,910,563	XTO Energy, Inc.	79,402,998
		783,554,170
Reinsurance – 1.4%
33,980	Berkshire Hathaway, Inc. – Class B*	111,556,340
Retail – Building Products – 0.7%
2,442,577	Home Depot, Inc.	61,284,257
Retail – Discount – 0.6%
1,046,458	Wal-Mart Stores, Inc.	51,988,033
Retail – Drug Store – 2.0%
4,643,148	CVS Caremark Corp.**	163,903,124

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 45

Janus Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Retail – Restaurants – 0.6%
780,653	McDonald’s Corp.	$45,754,072
Semiconductor Components/Integrated Circuits – 2.3%
8,227,978	Marvell Technology Group, Ltd.*	112,887,858
43,305,537	Taiwan Semiconductor Manufacturing Co., Ltd.	78,782,462
		191,670,320
Semiconductor Equipment – 1.7%
4,385,685	KLA-Tencor Corp.	142,578,619
Soap and Cleaning Preparations – 0.8%
1,391,370	Reckitt Benckiser Group PLC**	69,169,147
Steel – Producers – 0.3%
762,400	United States Steel Corp.	26,295,176
Super-Regional Banks – 0.5%
1,353,625	Wells Fargo & Co.	37,251,760
Telecommunication Equipment – Fiber Optics – 0.5%
3,090,967	Corning, Inc.	45,159,028
Television – 0.7%
4,693,485	CBS Corp. – Class B	55,242,318
Tobacco – 0.4%
1,675,575	Altria Group, Inc.	30,344,663
Transportation – Railroad – 1.3%
2,260,975	Canadian National Railway Co. (U.S. Shares)	109,069,434
Transportation – Services – 2.4%
1,036,520	C.H. Robinson Worldwide, Inc.	57,122,617
2,112,171	Expeditors International of Washington, Inc.	68,054,150
1,295,069	United Parcel Service, Inc. – Class B	69,519,304
		194,696,071
Web Portals/Internet Service Providers – 2.9%
270,400	Google, Inc. – Class A*	144,966,848
5,631,269	Yahoo!, Inc.*	89,537,177
		234,504,025
Wireless Equipment – 5.2%
9,552,465	Crown Castle International Corp.*	288,675,492
3,311,872	QUALCOMM, Inc.	137,144,620
		425,820,112

Total Common Stock (cost $6,846,493,618)		7,882,720,775

Money Market – 4.1%
335,355,642	Janus Cash Liquidity Fund LLC, 0% (cost $335,355,642)	335,355,642

Total Investments (total cost $7,181,849,260) – 100.0%		8,218,076,417

Cash, Receivables and Other Assets, net of Liabilities – 0%		2,949,568

Net Assets – 100%		$8,221,025,985

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$67,549,601	0.8%
Belgium	472,747,995	5.7%
Bermuda	112,887,858	1.4%
Brazil	119,183,722	1.4%
Canada	278,819,890	3.4%
Germany	69,331,381	0.8%
India	57,222,846	0.7%
Ireland	173,564,516	2.1%
Switzerland	358,122,329	4.4%
Taiwan	78,782,462	1.0%
United Kingdom	243,252,484	3.0%
United States††	6,186,611,333	75.3%

Total	$8,218,076,417	100.0%

††	Includes Cash Equivalents (71.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Australian Dollar 11/12/09	11,829,000	$10,634,963	$(512,887)
Australian Dollar 11/19/09	7,610,000	6,836,832	(259,281)
Australian Dollar 12/10/09	10,959,000	9,823,525	71,027
British Pound 11/12/09	8,460,000	13,881,976	52,998
British Pound 11/19/09	31,259,000	51,289,916	(1,728,146)
British Pound 12/10/09	15,880,000	26,052,291	(953,474)
Euro 11/12/09	48,940,000	72,013,655	(554,403)
Euro 11/19/09	47,960,000	70,570,540	(282,282)
Euro 12/10/09	64,700,000	95,195,590	736,394

Total		$356,299,288	$(3,430,054)

Schedule of Written Options – Calls	Value

Apple, Inc. expires November 2009 4,284 contracts exercise price $195.00 (Premiums received $2,729,223)	$(1,435,140)

See Notes to Schedules of Investments and Financial Statements.

46 | October 31, 2009

Janus Growth and Income Fund (unaudited)

Fund Snapshot
Our goal is to generate capital appreciation and income through investing in a moderately positioned diversified portfolio of equities and income generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto portfolio manager

Performance Overview

For the 12-month period ended October 31, 2009, Janus Growth and Income Fund’s Class J Shares returned 22.32% as compared to a 9.80% return for the Fund’s primary benchmark, the S&P 500® Index, and a 17.51% return for it its secondary benchmark, the Russell 1000® Growth Index.

Economic Overview

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The S&P 500® hit the low point for the period in March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, most broad indices finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. Growth indices outperformed value, as the information technology and consumer discretionary sectors led all sectors with large gains, while financials (a key sector in value indices) suffered losses. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

Contributors to Performance

Our underweight and holdings in financials were the largest contributors to relative performance followed by our holdings in consumer staples. Morgan Stanley was among financials that rallied strongly from depressed levels, as investors increasingly viewed it as a survivor from the financial crisis. We believe the investment bank/brokerage firm will continue to gain market share and that its balance sheet at period end was sound. While Morgan Stanley’s trading profits have not been as strong as another survivor (Goldman Sachs Group), its businesses are attractive in our view.

Within consumer staples, global brewer Anheuser-Busch InBev’s shares rallied, as the market became more comfortable with the company’s financial position following InBev’s acquisition of Anheuser-Busch in 2008. A series of asset sales and equity and bond offerings as well as the cash flow the business has been generating eased investor concerns. We believe management will continue to execute well.

Apple, Inc. was also a top contributor, as the computer and mobile device maker posted strong gains during the period. Apple continued to make strong headway increasing market exposure for its iPhones by signing contracts with new international carriers. While we recognize the economically-sensitive nature of this company, we think it will continue to grow globally over the long term given its lineup of consumer-electronic products. In addition, we like the cash-generating capability the company has experienced.

Detractors from Performance

Our holdings in energy and materials were the primary detractors from relative performance. Integrated oil and gas company ConocoPhillips traded down after the company took a major write-down on assets and suspended share repurchases although it did maintain its dividend. We exited our position, as part of our original thesis was based on the company continuing its share buy-back program.

Casino operator MGM Mirage was negatively impacted by investor concerns over its ability to address financing issues regarding its City Center project in Las Vegas. The uncertainty caused us to exit the position during the period.

Nordstrom, Inc., a high-end retailer, declined significantly early in the period, as weakness in consumer spending severely impacted sales. We did not anticipate the economic downturn would hit the high-end consumer as much as it did; we sold the position.

Janus Growth & Core Funds | 47

Janus Growth and Income Fund (unaudited)

Derivatives

Under certain circumstances and market conditions, we may initiate positions in derivative securities to mitigate the risks and potentially enhance the performance of the portfolio. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

Our outlook is cautious based on the sharp rebound in the capital markets and the end of monetary stimulus. Our anecdotal information from company managements we visited was that their businesses bottomed during the second quarter and their outlooks generally improved during the summer. We view the business environment as stabilized with a gradual resumption in growth next year.

Thank you for your investment in Janus Growth and Income Fund.

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Anheuser-Busch InBev N.V.	3.78%
Apple, Inc.	2.76%
Morgan Stanley	2.43%
Goldman Sachs Group, Inc.	2.20%
Credit Suisse Group A.G. (ADR)	1.44%

5 Bottom Performers – Equity Holdings

Contribution

MGM Mirage	-0.78%
Nordstrom, Inc.	-0.67%
ConocoPhillips	-0.57%
Hess Corp.	-0.40%
Monsanto Co.	-0.31%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	6.46%	10.18%	12.98%
Information Technology	5.56%	23.28%	17.51%
Consumer Staples	5.42%	16.57%	12.36%
Consumer Discretionary	2.58%	9.37%	8.76%
Health Care	2.02%	16.94%	14.26%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.00%	0.00%	4.07%
Telecommunication Services	0.15%	0.27%	3.57%
Industrials	0.44%	5.82%	10.32%
Materials	0.45%	4.28%	3.25%
Energy	0.54%	13.30%	12.93%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

48 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Apple, Inc. Computers	5.0%
Oracle Corp. Enterprise Software/Services	3.8%
Morgan Stanley Diversified Banking Institutions	3.8%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	3.5%
Anheuser-Busch InBev N.V. Brewery	3.3%

19.4%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 4.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Growth & Core Funds | 49

Janus Growth and Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth and Income Fund – Class A Shares

NAV	22.32%	1.41%	–0.42%	9.74%	1.23%	0.99%

MOP	15.38%	0.21%	–1.01%	9.38%

Janus Growth and Income Fund – Class C Shares

NAV	22.32%	0.60%	–1.20%	9.02%	1.94%	1.74%

CDSC	22.32%	0.60%	–1.20%	9.02%

Janus Growth and Income Fund – Class I Shares	22.32%	1.49%	–0.34%	9.79%	0.72%	0.72%

Janus Growth and Income Fund – Class J Shares	22.32%	1.49%	–0.34%	9.79%	0.89%	0.89%

Janus Growth and Income Fund – Class R Shares	22.32%	0.93%	–0.88%	9.34%	1.46%	1.46%

Janus Growth and Income Fund – Class S Shares	22.32%	1.19%	–0.63%	9.57%	1.21%	1.21%

S&P 500® Index	9.80%	0.33%	–0.95%	7.93%

Russell 1000® Growth Index	17.51%	1.27%	–3.39%	6.75%

Lipper Quartile – Class J Shares	1st	2nd	2nd	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	20/907	168/627	173/367	6/78

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

50 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Growth and Income Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Growth and Income Fund (the “JAD predecessor fund”) into corresponding shares of Janus Growth and Income Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Growth and Income Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991

Janus Growth & Core Funds | 51

Janus Growth and Income Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,140.10	$3.39

Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,136.80	$5.98

Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,141.20	$2.32

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,197.40	$4.76

Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,138.30	$4.98

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,139.30	$4.12

Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

†	Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 1.73% for Class C Shares, 0.67% for Class I Shares, 0.86% for Class J Shares, 1.44% for Class R Shares, and 1.19% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

52 | October 31, 2009

Janus Growth and Income Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Common Stock – 91.2%
Aerospace and Defense – 2.1%
840,965	Boeing Co.	$40,198,127
1,933,720	Empresa Brasileira de Aeronautica S.A. (ADR)*	39,157,830
		79,355,957
Agricultural Chemicals – 2.9%
438,670	Monsanto Co.	29,469,851
1,671,940	Syngenta A.G. (ADR)**	79,132,920
		108,602,771
Applications Software – 0.4%
602,210	Microsoft Corp.	16,699,283
Athletic Footwear – 1.8%
1,062,930	NIKE, Inc. – Class B	66,092,987
Brewery – 3.3%
2,639,098	Anheuser-Busch InBev N.V.**	124,013,843
3,776,984	Anheuser-Busch InBev N.V. – VVPR Strip*,**	27,789
		124,041,632
Cable Television – 1.0%
1,372,415	DIRECTV Group, Inc.*	36,094,515
Casino Hotels – 0.6%
1,604,594	Crown, Ltd.	11,582,124
228,357	Wynn Resorts, Ltd.	12,381,516
		23,963,640
Cellular Telecommunications – 0.6%
987,955	Vodafone Group PLC**	21,922,721
Commercial Banks – 2.3%
617,600	ICICI Bank, Ltd. (ADR)	19,423,520
1,235,170	Itau Unibanco Holding S.A. (ADR)	23,641,154
1,729,238	Standard Chartered PLC**	42,457,410
		85,522,084
Commercial Services – Finance – 1.2%
2,416,895	Western Union Co.	43,914,982
Computers – 7.9%
982,458	Apple, Inc.*	185,193,333
364,810	International Business Machines Corp.	43,999,734
1,107,660	Research In Motion, Ltd. (U.S. Shares)*	65,052,872
		294,245,939
Diversified Banking Institutions – 10.4%
2,578,150	Bank of America Corp.	37,589,427
1,568,965	Credit Suisse Group A.G. (ADR)**	83,625,835
723,590	Goldman Sachs Group, Inc.	123,133,310
4,403,595	Morgan Stanley	141,443,472
		385,792,044
Diversified Operations – 1.8%
5,870,000	China Merchants Holdings International Co., Ltd.	18,745,412
576,485	Danaher Corp.	39,333,571
19,329,275	Melco International Development, Ltd.*	10,537,987
		68,616,970
E-Commerce/Services – 1.1%
1,649,570	eBay, Inc.*	36,735,924
476,635	Liberty Media Corp. – Interactive – Class A*	5,405,041
		42,140,965
Electronic Components – Semiconductors – 0.7%
320,920	Broadcom Corp. – Class A*	8,539,681
723,875	Microchip Technology, Inc.	17,344,045
		25,883,726
Electronic Connectors – 0.8%
723,345	Amphenol Corp. – Class A	29,020,601
Enterprise Software/Services – 4.4%
987,845	CA, Inc.	20,665,717
6,715,455	Oracle Corp.	141,696,101
		162,361,818
Fiduciary Banks – 0.3%
192,854	Northern Trust Corp.	9,690,914
Finance – Investment Bankers/Brokers – 0.5%
964,795	Charles Schwab Corp.	16,729,545
Finance – Other Services – 0.7%
1,001,789	NYSE Euronext	25,896,246
Food – Miscellaneous/Diversified – 2.3%
1,874,640	Nestle S.A.**	87,168,152
Hotels and Motels – 1.0%
1,238,315	Starwood Hotels & Resorts Worldwide, Inc.	35,985,434
Industrial Gases – 0.8%
361,455	Praxair, Inc.	28,713,985
Medical – Biomedical and Genetic – 2.1%
480,260	Celgene Corp.*	24,517,273
978,360	Gilead Sciences, Inc.*	41,629,218
345,775	OSI Pharmaceuticals, Inc.*	11,140,871
		77,287,362
Medical – Drugs – 5.2%
938,615	Abbott Laboratories	47,465,761
2,316,335	Bristol-Myers Squibb Co.	50,496,103
605,442	Roche Holding A.G.**	97,033,407
		194,995,271
Medical – HMO – 1.5%
2,108,840	UnitedHealth Group, Inc.	54,724,398
Medical Products – 3.3%
1,061,195	Baxter International, Inc.	57,368,201
795,590	Covidien PLC (U.S. Shares)**	33,510,251
532,415	Johnson & Johnson	31,439,106
		122,317,558
Metal Processors and Fabricators – 0.8%
321,095	Precision Castparts Corp.	30,626,041
Networking Products – 0.2%
275,760	Cisco Systems, Inc.*	6,301,116
Oil and Gas Drilling – 0.8%
337,675	Transocean, Ltd. (U.S. Shares)*,**	28,334,309
Oil Companies – Exploration and Production – 8.3%
2,378,673	EnCana Corp. (U.S. Shares)	131,754,697
726,060	EOG Resources, Inc.	59,290,060

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 53

Janus Growth and Income Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – (continued)
631,765	Occidental Petroleum Corp.	$47,938,328
1,778,124	Petroleo Brasileiro S.A. (U.S. Shares)	71,338,335
		310,321,420
Oil Companies – Integrated – 3.1%
2,136,852	Hess Corp.	116,971,279
Optical Supplies – 1.6%
426,265	Alcon, Inc. (U.S. Shares)**	60,866,379
Power Converters and Power Supply Equipment – 0.6%
2,230,685	JA Solar Holdings Co., Ltd. (ADR)*	8,543,524
1,046,480	Suntech Power Holdings Co., Ltd. (ADR)*	13,258,901
		21,802,425
Real Estate Operating/Development – 0.8%
7,913,520	Hang Lung Properties, Ltd.	29,826,615
Retail – Apparel and Shoe – 0.6%
3,535,255	Esprit Holdings, Ltd.	23,144,108
Retail – Drug Store – 2.6%
2,701,015	CVS Caremark Corp.	95,345,830
Retail – Jewelry – 0.9%
883,640	Tiffany & Co.	34,718,216
Semiconductor Components/Integrated Circuits – 0.4%
988,120	Marvell Technology Group, Ltd.*	13,557,006
Soap and Cleaning Preparations – 1.9%
1,442,187	Reckitt Benckiser Group PLC**	71,695,412
Telecommunication Equipment – Fiber Optics – 1.7%
4,204,674	Corning, Inc.	61,430,287
Television – 1.2%
3,950,768	CBS Corp. – Class B	46,500,539
Tobacco – 2.8%
1,919,730	Altria Group, Inc.	34,766,310
1,429,620	Philip Morris International, Inc.	67,706,804
		102,473,114
Wireless Equipment – 1.9%
1,725,940	QUALCOMM, Inc.	71,471,175

Total Common Stock (cost $2,978,864,472)		3,393,166,771

Corporate Bonds – 1.1%
Building – Residential and Commercial – 0.1%
$6,467,000	Meritage Homes Corp. 6.2500%, 3/15/15	5,965,808
Power Converters and Power Supply Equipment – 1.0%
24,709,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	18,253,773
24,090,000	Suntech Power Holdings Co. Ltd. (144A) 3.0000%, 3/15/13	18,097,613
		36,351,386

Total Corporate Bonds (cost $52,812,122)		42,317,194

Preferred Stock – 0.6%
Metal – Copper – 0.6%
203,660	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500% (cost $20,366,000)	21,791,620

U.S. Treasury Notes/Bonds – 3.5%
	U.S. Treasury Notes/Bonds:
$43,821,000	3.2500%, 12/31/09	44,038,396
19,091,000	2.7500%, 7/31/10	19,440,003
26,056,000	1.5000%, 10/31/10	26,336,910
19,091,000	4.8750%, 7/31/11	20,462,421
19,091,000	3.3750%, 7/31/13	20,199,175

Total U.S. Treasury Notes/Bonds (cost $128,287,961)		130,476,905

Money Market – 3.1%
113,876,116	Janus Cash Liquidity Fund LLC, 0% (cost $113,876,116)	113,876,116

Total Investments (total cost $3,294,206,671) – 99.5%		3,701,628,606

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		20,047,482

Net Assets – 100%		$3,721,676,088

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$11,582,124	0.3%
Belgium	124,041,632	3.4%
Bermuda	36,701,114	1.0%
Brazil	134,137,319	3.6%
Canada	196,807,569	5.3%
Cayman Islands	58,153,811	1.6%
Hong Kong	59,110,014	1.6%
India	19,423,520	0.5%
Ireland	33,510,251	0.9%
Switzerland	436,161,003	11.8%
United Kingdom	136,075,543	3.7%
United States††	2,455,924,706	66.3%

Total	$3,701,628,606	100.0%

††	Includes Cash Equivalents (63.3% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/09	17,029,000	$27,942,809	$108,628
British Pound 11/19/09	23,530,000	38,608,136	(1,300,850)
Euro 11/12/09	19,505,000	28,700,988	14,963
Euro 11/19/09	7,355,000	10,822,484	(43,290)
Euro 12/10/09	7,120,000	10,475,929	81,038
Swiss Franc 11/12/09	32,910,000	32,090,724	(380,176)
Swiss Franc 11/19/09	52,740,000	51,429,798	(241,817)

Total		$200,070,868	$(1,761,504)

See Notes to Schedules of Investments and Financial Statements.

54 | October 31, 2009

Janus Orion Fund (unaudited)

Fund Snapshot
We believe that investing in companies that are creating value by generating a positive economic profit margin will allow us to outperform the index over time. We take an opportunistic approach, seeking companies that are mispriced relative to their long term growth potential, regardless of market capitalization or geography.
John Eisinger portfolio manager

Performance Overview

For the 12-month period ended October 31, 2009, Janus Orion Fund’s Class J Shares returned 28.14% outperforming its primary benchmark, the Russell 3000® Growth Index, which returned 17.04% and outperforming its secondary benchmark, the S&P 500® Index, which returned 9.80% for the same period. Stock selection was the primary driver of the Fund’s outperformance during the period. Our selections within consumer related sectors provided the largest contribution to relative results. On the downside, weak performing selections within materials and an overweight in financials hurt comparable returns.

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. Many indices hit the low point for the period in March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, most broad indices finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. Growth indices outperformed value, as the information technology and consumer discretionary sectors led all sectors with large gains. Health care stocks and industrials lagged other sectors within the Russell 3000® Growth Index. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

Investment Process

Our ability to add value – to deliver returns over those of the Fund’s benchmark index – is predicated on having a different view of the value of a company which is based on that company’s ability to generate cash flow over the long term. An important metric that we focus on is return on invested capital (ROIC), a measure of how effectively a company uses the capital invested in its operations. Ideally, we try to buy stocks that are under-earning (cash flow) or under-returning (ROIC) relative to the business’s potential. The coming change in ROIC and cash flow could be a new management team, a new product cycle, market share gains or just a new focus on improving the business by the existing management, etc. Given the challenges associated with forecasting future growth, we aim to invest in businesses that trade near or below the level of capital invested in their business and that we think have a reliable path to sustained positive economic profit generation in the future. We believe these stocks often provide the best opportunity for limiting downside risk and the greatest potential for future return. The last important goal of our portfolio management approach is not just picking good stocks, but putting them together to form a diversified portfolio that maximizes the overall risk adjusted discount to intrinsic value of the portfolio as a whole. Stocks that we believe have the best risk/reward profiles are at the top of the portfolio and are generally three to five percent of the portfolio each. The second half of the portfolio tends to be made up of stocks where we have identified a path to improving future cash flows and returns, but are monitoring their process to ensure the company executes on its plan. Over time as either the progress towards improved returns and cash flow improves or the valuation becomes more compelling we tend to add to these positions to put them at the top of the portfolio. To further diversify the portfolio we focus on minimizing the correlation of each stock within the portfolio. Again, it is not enough to just put together undervalued stocks, but rather to try to put together a portfolio of undervalued stocks that together act in different ways in all markets. We believe this is diversification.

The Fund used derivatives, such as buying put options or selling call options, to both hedge market exposure and express views on stocks. An example of this over the past 12 months was the buying of put option contracts on the S&P 500® Index in an attempt to lessen the impact of a downward move in the overall market. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Growth & Core Funds | 55

Janus Orion Fund (unaudited)

Contributors to Performance

Anheuser-Busch InBev N.V., the world’s largest brewer, outperformed and was a top position in the Fund at period end. We like the global brewer long term and think the company can continue to dominate its core Brazilian market, execute on its de-leveraging plan, and successfully integrate the InBev and Anheuser-Busch brands.

Investment bank Goldman Sachs Group, Inc. was another top contributor, benefiting from improving financial markets. Debt and equity issuance volume improved and Goldman has been taking market share from weakened competitors. As one of a few remaining large investment banks, we remain attracted to Goldman’s competitive position and potential for gaining additional market share over the long term.

VistaPrint, Ltd. performed well following a series of strong quarterly earnings reports. The online printing company leverages its scale advantage to deliver low cost printing services to its customers in what is a highly fragmented market. We think its competitive advantage is its technology that consolidates and optimizes print orders and helps to keep costs low and margins relatively high.

Detractors from Performance

CapitalSource, Inc., a middle market lender to small and mid-sized businesses gave back some of its recent gains late in the period after rebounding from extremely depressed levels earlier in the year. While we think CapitalSource will be able to manage its liquidity even if commercial real estate-related write-offs increase, we trimmed our position during the period. Longer term, we think it has a strong business model and the company was still attractively valued at period end.

Bank of America Corp. weighed on the Fund’s relative results. Its valuation looked very compelling to us given our estimates of book value and potentially strong earnings power as excess cash is deployed into profitable lending on the other side of the financial crisis. However, we decided to exit the position. We still consider Bank of America one of the top franchises in U.S. deposits, wealth management and mortgage banking, but felt there were more compelling opportunities elsewhere.

Biotechnology company Celgene Corp. suffered from an overall negative tone for health care stocks amid uncertainty surrounding health care reform in the U.S. The stock rebounded late in the period following a better-than-expected earnings report that was driven by sales of its cancer-fighting drug Revlimid. The company also released encouraging data from a phase III study that looked at treatment of newly diagnosed multiple myeloma patients. We continue to like the growth profile for Revlimid, both in the U.S. and Europe.

Outlook

We are optimistic on the direction of the stock market as we look into 2010. Not only do we think there are many attractive secular growth stocks in the U.S. that could grow regardless of the economy (like Apple, Inc. has done in 2009), we also believe that growth outside of the U.S. is underestimated and that there are a plethora of businesses in the U.S. that could benefit from exports to growing centers of demand in emerging economies. Examples of this are major global brands such as Johnson & Johnson to smaller companies like Jones Lang LaSalle, Inc. As emerging economies’ nominal consumer spending surpasses that of the U.S., the importance of U.S. consumer spending on the global economy declines. We think many investors are missing this important change that is happening now. Strong global growth can result in improving profits for U.S. corporations which then could lead to improved U.S. employment and improved corporate spending on capital expenditures. We believe it is this cycle that will drive stocks higher from here in 2010. The view is balanced with a watchful eye on macro risks such as U.S. Government spending, budget deficits, the U.S. dollar, interest rates and inflation. While cognizant of the risks, we continue to look for companies that are growing economic profits and improving returns on invested capital where the price of the stock does not reflect this view. We think focusing on quality stock specific ideas will give us the best opportunity to generate strong long-term performance.

Thank you for your investment in Janus Orion Fund.

56 | October 31, 2009

(unaudited)

Janus Orion Fund At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch InBev N.V.	5.46%
Goldman Sachs Group, Inc.	3.91%
VistaPrint, Ltd. (U.S. Shares)	2.57%
Illinois Tool Works, Inc.	2.53%
ICICI Bank, Ltd.	2.34%

5 Bottom Performers – Holdings

Contribution

CapitalSource, Inc.	-2.68%
Bank of America Corp.	-1.76%
Celgene Corp.	-1.21%
Anglo Irish Bank Corp.	-1.17%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-0.99%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	10.38%	19.59%	30.13%
Consumer Discretionary	8.14%	10.54%	10.30%
Consumer Staples	5.51%	8.90%	13.83%
Industrials	3.11%	9.72%	12.15%
Energy	2.23%	8.60%	6.98%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	-0.03%	-0.08%	0.00%
Utilities	0.01%	0.01%	1.52%
Materials	0.10%	4.89%	3.80%
Health Care	1.14%	13.65%	16.32%
Financials	1.43%	19.18%	4.22%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Growth & Core Funds | 57

Janus Orion Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Illinois Tool Works, Inc. Diversified Operations	5.3%
Crown Castle International Corp. Wireless Equipment	5.0%
Anheuser-Busch InBev N.V. Brewery	4.9%
Morgan Stanley Diversified Banking Institutions	4.5%
Johnson & Johnson Medical Products	4.5%

24.2%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 7.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

58 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009				Expense Ratios – estimated for the fiscal year
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Orion Fund – Class A Shares

NAV	28.14%	8.14%	–0.81%	1.14%	1.14%

MOP	20.80%	6.87%	–1.44%

Janus Orion Fund – Class C Shares

NAV	28.14%	7.32%	–1.55%	1.90%	1.90%

CDSC	28.14%	7.32%	–1.55%

Janus Orion Fund – Class I Shares	28.14%	8.17%	–0.79%	0.81%	0.81%

Janus Orion Fund – Class J Shares	28.14%	8.17%	–0.79%	0.96%	0.96%

Janus Orion Fund – Class R Shares	28.14%	7.64%	–1.26%	1.55%	1.55%

Janus Orion Fund – Class S Shares	28.14%	7.92%	–1.01%	1.30%	1.30%

Russell 3000® Growth Index	17.04%	1.26%	–5.39%

S&P 500® Index	9.80%	0.33%	–1.79%

Lipper Quartile – Class J Shares	1st	1st	1st

Lipper Ranking – based on total return for Multi-Cap Growth Funds	49/462	9/308	38/192

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

Janus Growth & Core Funds | 59

Janus Orion Fund (unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

A hedging strategy is one that attempts to minimize or protect against loss by strategically using instruments in the market to offset counterbalancing one transaction against another. Hedging does not prevent a negative event from happening. It attempts to reduce the impact of the event. A reduction in such risk usually means a reduction in potential profits. Hedging, for the most part, is a technique not by which you will necessarily make money but by which you can reduce potential loss.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Orion Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Orion Fund (the “JAD predecessor fund”) into corresponding shares of Janus Orion Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Orion Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 30, 2000

60 | October 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,189.70	$4.11

Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,187.00	$6.82

Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,191.00	$2.34

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,267.10	$5.37

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,188.30	$5.20

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,189.70	$4.28

Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

†	Expenses are equal to the annualized expense ratio of 1.16% for Class A Shares, 1.93% for Class C Shares, 0.66% for Class I Shares, 0.94% for Class J Shares, 1.47% for Class R Shares and 1.21% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Growth & Core Funds | 61

Janus Orion Fund

Schedule of Investments

As of October 31, 2009

Shares or Contract Amounts		Value

Common Stock – 89.7%
Advertising Sales – 1.9%
2,560,228	Lamar Advertising Co. – Class A*,£	$62,213,540
Agricultural Chemicals – 0.8%
989,805	Intrepid Potash, Inc.*	25,497,377
Airlines – 2.2%
10,375,899	British Airways PLC*,**	30,791,857
6,305,680	UAL Corp.*	41,049,977
		71,841,834
Apparel Manufacturers – 1.3%
2,257,498	Jones Apparel Group, Inc.	40,386,639
Batteries and Battery Systems – 0.3%
413,865	A123 Systems, Inc.*	8,136,586
Beverages – Non-Alcoholic – 1.0%
620,950	Coca-Cola Co.	33,102,845
Brewery – 4.9%
3,351,489	Anheuser-Busch InBev N.V.**	157,489,806
Building – Residential and Commercial – 0.7%
1,262,100	MRV Engenharia e Participacoes S.A.**	23,494,598
Chemicals – Diversified – 1.7%
4,658,750	Israel Chemicals, Ltd.	54,519,391
Coatings and Paint Products – 0.9%
492,460	Sherwin-Williams Co.	28,089,918
Commercial Banks – 5.6%
3,529,343	CapitalSource, Inc.£	12,564,461
14,377,510	Fortis*,**	62,150,160
4,172,524	ICICI Bank, Ltd.**	68,856,420
758,226	State Bank of India, Ltd.**	34,918,523
		178,489,564
Commercial Banks Non-U.S. – 0.1%
558,910	Oriental Bank of Commerce**	2,804,633
Computers – 2.1%
351,723	Apple, Inc.*,**	66,299,786
Distribution/Wholesale – 1.9%
682,875	Owens & Minor, Inc.	27,922,759
1,262,820	Wesco International, Inc.*	32,277,679
		60,200,438
Diversified Banking Institutions – 9.0%
833,940	Goldman Sachs Group, Inc.**	141,911,570
4,519,995	Morgan Stanley	145,182,238
		287,093,808
Diversified Operations – 5.3%
3,661,990	Illinois Tool Works, Inc.**	168,158,581
Electronic Components – Miscellaneous – 2.2%
3,244,878	Tyco Electronics, Ltd. (U.S. Shares)	68,953,658
Electronic Components – Semiconductors – 0.8%
3,765,604	ON Semiconductor Corp.*,**	25,191,891
Forestry – 1.0%
892,215	Weyerhaeuser Co.	32,423,093
Internet Gambling – 1.3%
10,959,305	PartyGaming PLC*,**	41,063,152
Internet Security – 2.3%
4,166,080	Symantec Corp.*	73,239,686
Medical – Biomedical and Genetic – 3.4%
1,323,915	Celgene Corp.*	67,585,861
1,088,130	Myriad Genetics, Inc.*	26,419,796
448,525	Vertex Pharmaceuticals, Inc.*	15,052,499
		109,058,156
Medical – Drugs – 4.2%
1,693,270	GlaxoSmithKline PLC (ADR)**	69,694,993
411,083	Roche Holding A.G.	65,883,742
		135,578,735
Medical Products – 4.5%
2,417,505	Johnson & Johnson**	142,753,670
Metal – Diversified – 1.8%
5,194,845	Ivanhoe Mines, Ltd.*	55,991,766
Mining Services – 0.3%
3,594,841	Al Ezz Steel Rebars S.A.E.	10,451,383
Oil Companies – Exploration and Production – 8.4%
1,277,985	Anadarko Petroleum Corp.	77,867,626
1,624	INPEX Corp.**	13,290,036
736,285	Occidental Petroleum Corp.	55,869,306
2,472,900	Ultra Petroleum Corp. (U.S. Shares)*,**	120,059,295
		267,086,263
Printing – Commercial – 2.5%
1,585,650	VistaPrint, Ltd. (U.S. Shares)*,£	80,947,433
Real Estate Management/Services – 0.5%
315,464	Jones Lang LaSalle, Inc.£	14,779,488
Real Estate Operating/Development – 1.0%
4,792,783	Rossi Residencial S.A.**	32,089,790
Retail – Apparel and Shoe – 4.3%
936,925	J. Crew Group, Inc.*	38,207,802
5,664,175	Limited Brands, Inc.	99,689,480
		137,897,282
Retail – Drug Store – 2.3%
2,122,576	CVS Caremark Corp.	74,926,933
Semiconductor Components/Integrated Circuits – 3.4%
21,347,354	Atmel Corp.*,**	79,412,157
2,171,200	Marvell Technology Group, Ltd.*	29,788,864
		109,201,021
Television – 0.8%
2,103,090	CBS Corp. – Class B	24,753,369
Wireless Equipment – 5.0%
5,289,256	Crown Castle International Corp.*,**	159,841,316

Total Common Stock (cost $2,223,845,250)		2,864,047,429

Preferred Stock – 1.7%
Metal – Copper – 1.7%
500,000	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500% (cost $26,417,511)	53,500,000

See Notes to Schedules of Investments and Financial Statements.

62 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Contract Amounts		Value

Purchased Options – Calls – 0%
42,060	Ford Motor Co. expires November 2009 exercise price $8.00	$699,037
10,000	PNC Financial Services Group, Inc. (LEAPS) expires January 2010 exercise price $2.50	0

Total Purchased Options – Calls (premiums paid $4,235,159)		699,037

Purchased Options – Puts – 0.2%
1,172	Apple, Inc.** expires January 2010 exercise price $185.00	1,249,600
808	S&P 500® Index expires January 2010 exercise price $1,025.00	3,755,164

Total Purchased Options – Puts (premiums paid $4,389,520)		5,004,764

Money Market – 8.1%
256,942,903	Janus Cash Liquidity Fund LLC, 0% (cost $256,942,903)	256,942,903

Total Investments (total cost $2,515,830,343) – 99.7%		3,180,194,133

Cash, Receivables and Other Assets, net of Liabilities** – 0.3%		10,890,772

Net Assets – 100%		$3,191,084,905

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$219,639,966	6.9%
Bermuda	29,788,864	0.9%
Brazil	55,584,388	1.8%
Canada	176,051,061	5.5%
Egypt	10,451,383	0.3%
Gibraltar	41,063,152	1.3%
India	106,579,575	3.4%
Israel	54,519,391	1.7%
Japan	13,290,036	0.4%
Netherlands	80,947,433	2.6%
Switzerland	134,837,399	4.2%
United Kingdom	100,486,850	3.2%
United States††	2,156,954,635	67.8%

Total	$3,180,194,133	100.0%

††	Includes Cash Equivalents (59.7% excluding Cash Equivalents).

Financial Futures – Short
2,008 Contracts	Russell 2000® Index Mini expires December 2009, principal amount $114,999,581, value $112,809,440 cumulative appreciation	$2,190,141

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Brazilian Real 11/12/09	13,875,000	$7,863,630	$(365,657)
Brazilian Real 11/19/09	15,488,000	8,764,022	(185,789)
Brazilian Real 12/10/09	14,750,000	8,311,780	45,161
British Pound 11/12/09	23,137,000	37,965,399	146,742
British Pound 11/19/09	53,091,500	87,112,786	(1,813,966)
British Pound 12/10/09	8,897,000	14,596,173	(534,198)
Euro 11/12/09	23,932,000	35,215,178	(271,107)
Euro 11/19/09	56,579,000	83,252,931	44,064
Euro 12/10/09	49,717,000	73,150,528	506,613
Indian Rupee 11/12/09	1,500,000,000	31,921,147	(302,260)
Indian Rupee 11/19/09	1,200,000,000	25,523,894	(145,867)
Japanese Yen 11/12/09	716,000,000	7,955,953	(112,300)
Japanese Yen 11/19/09	819,500,000	9,106,408	160,914
Japanese Yen 12/10/09	261,630,000	2,907,690	10,008

Total		$433,647,519	$(2,817,642)

Schedule of Written Options – Calls	Value

Apple, Inc. expires January 2010 1,172 contracts exercise price $210.00	$(533,867)
Goldman Sachs Group, Inc. expires November 2009 1,042 contracts exercise price $210.00	(569)
ON Semiconductor Corp. expires January 2010 5,648 contracts exercise price $9.00	(56,480)
S&P 500® Index expires November 2009 808 contracts exercise price $1,100.00	(292,876)

Total Written Options – Calls
(Premiums received $2,408,117)	$(883,792)

Schedule of Written Options – Puts
Apple, Inc. expires January 2010 1,172 contracts exercise price $155.00	$(319,259)
Petroleo Brasileiro SA-Petrobras (ADR) expires December 2009 6,114 contracts exercise price $25.00	(48,912)
S&P 500® Index expires January 2010 1,616 contracts exercise price $850.00	(1,478,656)
Yahoo!, Inc. expires January 2010 11,818 contracts exercise price $12.50	(213,847)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 63

Janus Orion Fund

Schedule of Investments

As of October 31, 2009

Value

Yahoo!, Inc. expires January 2010 10,639 contracts exercise price $14.00	(480,985)

Total Written Options – Puts
(Premiums received $3,946,130)	$(2,541,659)

Total Return Swaps outstanding at 10/31/09

					Unrealized
	Notional	Return Paid	Return Received	Termination	Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Date	(Depreciation)

Morgan Stanley	$34,916,976	Janus Monster Metals Basket	3-month LIBOR plus 10 basis points	11/18/2010	$(3,707,795)

Total					$(3,707,795)

See Notes to Schedules of Investments and Financial Statements.

64 | October 31, 2009

Janus Research Core Fund (unaudited)

Fund Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team Based Approach Led by Jim Goff, Director of Research

Performance Overview

For the 12-month period ended October 31, 2009, Janus Research Core Fund’s Class J Shares returned 18.35%, as compared to a 9.80% return for its primary benchmark, the S&P 500® Index, and a 17.51% return for its secondary benchmark, the Russell 1000® Growth Index. We were pleased with our performance during the period.

Economic Overview

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The S&P 500® hit the low point for the period in March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, most broad indices finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. Growth indices outperformed value, as the information technology and consumer discretionary sectors led all sectors with large gains, while financials (a key sector in value indices) suffered losses. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

Contributors to Performance

Our holdings in industrials, energy and communications were the primary contributors to relative performance. Within industrials, Illinois Tool Works was a top contributor within the sector and for the Fund overall. The manufacturer of industrial products and equipment, a new holding, rebounded during the period. We like the company, because of its track record for generating superior returns on capital through an economic cycle. It has also proven itself as a disciplined acquirer that has added value for shareholders.

Global power provider AES Corp. posted strong gains after the company raised its guidance for 2009. The company made progress on its construction pipeline and paid down debt. We feel AES is well positioned to benefit from growth in developing countries and an increased focus on returns on invested capital.

Anheuser-Busch InBev, the world’s largest brewer, marched higher after strong results highlighted by good progress on integration and cost savings related to InBev’s acquisition of Anheuser-Busch in 2008. Beer volume in Brazil, an area of concern for some investors, held up better than expected and the company reduced its debt levels. We like the company’s free-cash-flow generation potential and the progress in disposing non-performing assets. We also think the company’s vertical integration and direct distribution could improve margins and returns on capital longer term.

Detractors from Performance

Our holdings in health care and technology were the largest detractors during the period. Within technology, Microsoft Corp. was a key individual detractor for the sector and the Fund overall. While we felt Microsoft’s shares remained relatively inexpensive, we exited our position because we felt there were better risk/reward opportunities elsewhere.

Anglo Irish Bank declined early in the period amid a slew of negative news that included credit problems that led to nationalization of the institution by the Irish government. While we were aware that the company was exposed to weak real estate sectors in Ireland and the U.K., we felt its tight credit underwriting standards would differentiate it from other Irish and U.K. banks. We exited our position.

CapitalSource, a middle market lender, has been under pressure during the financial crisis. We decided to sell the position, because we felt that while the company’s capital position was strong, its liquidity position had become more difficult to analyze.

Derivatives

Under certain circumstances and market conditions, we may initiate positions in derivative securities to mitigate the risks and potentially enhance the performance of the Fund. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Growth & Core Funds | 65

Janus Research Core Fund (unaudited)

Outlook

There are clear signs the global economy has stabilized and is showing indications of improvement. Our short to intermediate term outlook is for continued improvement in the global economy, while the longer term picture is less clear due to consumer indebtedness and the potential uncertainty surrounding U.S. legislation as well as monetary and fiscal policies that could lead to inflation. We view this as a stock picker’s market in which our sector neutrality allows us to highlight our stock selection. We continue to favor companies that offer attractive risk/reward profiles in our view. We believe that the Janus research process, which combines the views of our fixed income and equity analyst teams, will help lead us to these opportunities.

Thank you for your investment in Janus Research Core Fund.

Janus Research Core Fund At A Glance

5 Top Performers – Holdings

Contribution

AES Corp.	1.83%
Anheuser-Busch InBev N.V.	1.66%
Illinois Tool Works, Inc.	1.34%
Petroleo Brasileiro S.A. (ADR)	1.03%
KLA-Tencor Corp.	1.03%

5 Bottom Performers – Holdings

Contribution

Microsoft Corp.	-0.88%
Anglo Irish Bank Corporation PLC	-0.66%
CapitalSource, Inc.	-0.57%
Avon Products, Inc.	-0.52%
T. Rowe Price Group, Inc.	-0.36%

4 Top Performers – Sectors*,**

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Technology	4.22%	15.48%	15.53%
Communications	3.88%	8.48%	8.19%
Industrials	3.80%	14.52%	14.38%
Energy	3.72%	17.03%	17.01%

3 Bottom Performers – Sectors*,**

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	0.69%	15.20%	15.18%
Financials	1.23%	12.93%	13.28%
Consumer	3.70%	16.37%	16.44%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

66 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

JPMorgan Chase & Co. Diversified Banking Institutions	4.3%
Illinois Tool Works, Inc. Diversified Operations	4.1%
Abbott Laboratories Medical – Drugs	3.9%
Reckitt Benckiser Group PLC Soap and Cleaning Preparations	3.3%
Bank of America Corp. Diversified Banking Institutions	3.0%

18.6%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 2.6% of total net assets.

Top Country Allocations– Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Growth & Core Funds | 67

Janus Research Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Research Core Fund – Class A Shares

NAV	18.35%	2.19%	0.91%	8.07%	1.20%	0.91%

MOP	11.82%	0.99%	0.31%	7.59%

Janus Research Core Fund – Class C Shares

NAV	18.35%	1.41%	0.15%	7.35%	1.90%	1.66%

CDSC	18.35%	1.41%	0.15%	7.35%

Janus Research Core Fund – Class I Shares	18.35%	2.23%	0.96%	8.10%	0.79%	0.66%

Janus Research Core Fund – Class J Shares	18.35%	2.23%	0.96%	8.10%	0.96%	0.84%

Janus Research Core Fund – Class R Shares	18.35%	1.70%	0.44%	7.64%	1.52%	1.41%

Janus Research Core Fund – Class S Shares	18.35%	1.96%	0.69%	7.88%	1.27%	1.16%

S&P 500® Index	9.80%	0.33%	–0.95%	5.13%

Russell 1000® Growth Index	17.51%	1.27%	–3.39%	6.34%

Lipper Quartile – Class J Shares	1st	1st	2nd	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	53/907	100/627	101/367	6/201

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

68 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Research Core Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Research Core Fund (the “JAD predecessor fund”) into corresponding shares of Janus Research Core Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Research Core Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 1996 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

As of February 27, 2009, Janus Fundamental Equity Fund changed its name to Janus Research Core Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 28, 1996

Janus Growth & Core Funds | 69

Janus Research Core Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,162.10	$3.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,158.20	$5.86

Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,160.20	$2.27

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,233.47	$4.95

Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,159.50	$4.99

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,160.80	$4.12

Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

†	Expenses are equal to the annualized expense ratio of 0.93% for Class A Shares, 1.68% for Class C Shares, 0.65% for Class I Shares, 0.88% for Class J Shares, 1.43% for Class R Shares and 1.18% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

70 | October 31, 2009

Janus Research Core Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 100.0%
Advertising Sales – 1.5%
361,920	Lamar Advertising Co. – Class A*	$8,794,656
Aerospace and Defense – 3.2%
890,116	BAE Systems PLC**	4,579,908
292,028	Northrop Grumman Corp.	14,639,364
		19,219,272
Aerospace and Defense – Equipment – 2.0%
196,256	United Technologies Corp.	12,059,931
Athletic Footwear – 1.2%
119,813	NIKE, Inc. – Class B	7,449,972
Brewery – 2.4%
304,743	Anheuser-Busch InBev N.V.**	14,320,177
200,168	Anheuser-Busch InBev N.V. – VVPR Strip*,**	1,473
		14,321,650
Building – Residential and Commercial – 0.8%
7,252	NVR, Inc.*	4,802,782
Cable Television – 0.8%
559,302	British Sky Broadcasting Group PLC**	4,875,297
Cellular Telecommunications – 0.4%
1,049,530	Vodafone Group PLC**	2,321,739
Commercial Banks – 0.8%
145,310	ICICI Bank, Ltd. (ADR)	4,570,000
Computers – 1.9%
59,655	Apple, Inc.*	11,244,968
Consumer Products – Miscellaneous – 2.1%
202,821	Kimberly-Clark Corp.	12,404,532
Containers – Metal and Glass – 1.3%
149,246	Crown Holdings, Inc.*	3,977,406
123,290	Owens-Illinois, Inc.*	3,930,485
		7,907,891
Cosmetics and Toiletries – 2.0%
149,788	Colgate-Palmolive Co.	11,777,830
Diversified Banking Institutions – 10.4%
1,212,928	Bank of America Corp.	17,684,490
565,028	Barclays PLC**	2,955,824
57,822	Goldman Sachs Group, Inc.	9,839,570
615,205	JPMorgan Chase & Co.	25,697,112
180,627	Morgan Stanley	5,801,739
		61,978,735
Diversified Operations – 4.7%
53,650	Danaher Corp.	3,660,540
534,836	Illinois Tool Works, Inc.	24,559,669
		28,220,209
E-Commerce/Services – 0.5%
126,707	eBay, Inc.*	2,821,765
Electric – Generation – 1.2%
547,414	AES Corp.*	7,154,701
Electronic Components – Miscellaneous – 0.7%
188,659	Tyco Electronics, Ltd. (U.S. Shares)**	4,009,004
Enterprise Software/Services – 1.9%
550,924	Oracle Corp.	11,624,496
Finance – Other Services – 0.7%
13,857	CME Group, Inc.	4,193,267
Independent Power Producer – 2.7%
708,714	NRG Energy, Inc.*	16,293,335
Internet Security – 1.0%
326,402	Symantec Corp.*	5,738,147
Life and Health Insurance – 2.0%
209,220	AFLAC, Inc.	8,680,538
334,943	Prudential PLC**	3,038,666
		11,719,204
Medical – Biomedical and Genetic – 2.6%
72,479	Celgene Corp.*	3,700,053
76,313	Genzyme Corp.*	3,861,438
187,671	Gilead Sciences, Inc.*	7,985,401
		15,546,892
Medical – Drugs – 7.0%
463,541	Abbott Laboratories	23,441,268
342,193	Merck & Co., Inc.	10,584,029
47,327	Roche Holding A.G.**	7,585,037
		41,610,334
Medical Products – 5.1%
264,785	Baxter International, Inc.	14,314,277
380,352	Covidien PLC (U.S. Shares)**	16,020,426
		30,334,703
Multimedia – 1.7%
77,443	News Corp. – Class A	892,143
678,175	News Corp. – Class B	9,223,180
		10,115,323
Networking Products – 2.8%
718,177	Cisco Systems, Inc.*	16,410,344
Oil – Field Services – 1.2%
116,986	Schlumberger, Ltd. (U.S. Shares)	7,276,529
Oil Companies – Exploration and Production – 6.5%
122,826	Devon Energy Corp.	7,948,070
215,495	EOG Resources, Inc.	17,597,323
171,513	Occidental Petroleum Corp.	13,014,406
		38,559,799
Oil Companies – Integrated – 3.3%
121,500	Exxon Mobil Corp.	8,707,905
237,591	Petroleo Brasileiro S.A. (ADR)	10,981,456
		19,689,361
Real Estate Operating/Development – 0.8%
1,663,000	CapitaLand, Ltd.	4,805,808
Retail – Apparel and Shoe – 1.2%
193,767	Gap, Inc.	4,134,988
99,878	Nordstrom, Inc.	3,174,123
		7,309,111
Retail – Consumer Electronics – 0.6%
94,004	Best Buy Co., Inc.	3,589,073
Retail – Regional Department Stores – 0.9%
97,879	Kohl’s Corp.*	5,600,636
Retail – Restaurants – 1.2%
120,831	McDonald’s Corp.	7,081,905
Semiconductor Equipment – 2.8%
510,834	KLA-Tencor Corp.	16,607,213

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 71

Janus Research Core Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Soap and Cleaning Preparations – 3.3%
396,103	Reckitt Benckiser Group PLC**	$19,691,460
Telecommunication Equipment – Fiber Optics – 1.0%
415,943	Corning, Inc.	6,076,927
Telecommunication Services – 0.6%
133,445	Amdocs, Ltd. (U.S. Shares)*	3,362,814
Tobacco – 1.3%
424,006	Altria Group, Inc.	7,678,749
Toys – 1.4%
31,600	Nintendo Co., Ltd.**	8,059,370
Transportation – Services – 2.7%
295,404	United Parcel Service, Inc. – Class B	15,857,287
Web Portals/Internet Service Providers – 1.2%
7,654	Google, Inc. – Class A*	4,103,462
178,695	Yahoo!, Inc.*	2,841,251
		6,944,713
Wireless Equipment – 4.6%
430,036	Crown Castle International Corp.*	12,995,688
346,746	QUALCOMM, Inc.	14,358,752
		27,354,440

Total Common Stock (cost $573,338,256)		595,066,174

Total Investments (total cost $573,338,256) – 100.0%		595,066,174

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		71,390

Net Assets – 100%		$595,137,564

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$14,321,650	2.4%
Brazil	10,981,456	1.8%
Guernsey	3,362,814	0.6%
India	4,569,999	0.8%
Ireland	16,020,426	2.7%
Japan	8,059,370	1.4%
Netherlands Antilles	7,276,529	1.2%
Singapore	4,805,808	0.8%
Switzerland	11,594,041	1.9%
United Kingdom	37,462,893	6.3%
United States	476,611,188	80.1%

Total	$595,066,174	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/09	8,600,000	$14,111,701	$54,250
British Pound 11/19/09	2,435,000	3,995,360	(134,618)
British Pound 12/10/09	357,000	585,684	(21,435)
Euro 11/12/09	978,000	1,439,096	(11,079)
Euro 11/19/09	3,640,000	5,356,063	(21,424)
Japanese Yen 11/12/09	157,000,000	1,744,532	(24,625)
Swiss Franc 11/19/09	3,980,000	3,881,126	(18,249)

Total		$31,113,562	$(177,180)

See Notes to Schedules of Investments and Financial Statements.

72 | October 31, 2009

Janus Research Fund (unaudited)

Fund Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Team Based Approach Led by Jim Goff Director of Research

Performance Overview

For the 12-month period ended October 31, 2009, Janus Research Fund’s Class J Shares returned 24.29%, as compared to a 17.51% return for its primary benchmark, the Russell 1000® Growth Index, and a 9.80% return for its secondary benchmark, the S&P 500® Index. We were pleased with our performance during the period.

Economic Overview

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The Russell 1000® Growth Index hit the low point for the period in March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, the index finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. The growth index significantly outperformed its value counterpart. Based on our research sectors, communications and technology had the strongest returns in the period, while energy and healthcare lagged. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

Contributors to Performance

Our holdings in the consumer, technology and industrial sectors were the primary contributors to relative performance. Within technology, Apple, Inc. was the top contributor for the sector and the Fund overall, as the computer and mobile device maker’s shares performed strongly throughout the period. Higher-than-expected sales in the company’s Macintosh computers and iPhones drove the higher volumes. We think the company will gain share in the growing smart phone market and in its laptop and desktop businesses. We have seen evidence that smooth integration of Apple’s products improves the consumer experience and leads buyers of one Apple product, such as the iPhone, to buy other offerings.

Marvell Technology Group, Ltd. a semiconductor maker that specializes in storage and communication devices, also posted strong returns in the period. Late in the period, the company reported results that beat Wall Street estimates, and it raised its guidance for the year. Marvell has been gaining market share in storage space, drives and enterprise solutions. We think the company’s low power chips will continue to gain market share given the benefits they can have for battery life on mobile devices.

Staying within technology, CommScope, Inc. was another top contributor. The provider of communications infrastructure solutions benefited from an improved financial position after the company issued both debt and equity to strengthen its balance sheet. We believe CommScope, an industry leader, will benefit as infrastructure spending in the wireless space returns in the near to intermediate term.

Detractors from Performance

Our holdings in health care were the primary detractors during the period. Biotechnology holding Genzyme Corp. was among key individual detractors, as it was negatively impacted by production problems at its Boston facility. While we were disappointed that the facility reopening took longer than expected, we remain confident that the company’s longer term growth profile remains intact.

Casino owner MGM Mirage’s shares fell early in the period because of its leveraged balance sheet in a time of tight credit and by declining fundamentals in the gaming industry, as consumers reduced their spending. In particular, investors were worried about the company’s ability to meet several large upcoming debt repayments. We decided to exit our position to invest in other companies that had better risk-reward profiles in our view.

Within information technology, analog semiconductor maker Microsemi Corp. declined during the period amid concern over the CEO’s academic credentials and potential slowing in overall technology spending. An anticompetitive lawsuit also provided a negative backdrop for the stock. While we continue to like the fundamentals of the company’s business, we felt there was too much near-term uncertainty, so we exited the position.

Janus Growth & Core Funds | 73

Janus Research Fund (unaudited)

Derivatives

Under certain circumstances and market conditions, we may initiate positions in derivative securities to mitigate the risks and potentially enhance the performance of the portfolio. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

There are clear signs the global economy has stabilized and is showing indications of improvement. Our short to intermediate term outlook is for continued improvement in the global economy, while the longer term picture is less clear due to consumer indebtedness and the potential uncertainty surrounding U.S. legislation as well as monetary and fiscal policies that could lead to inflation. We view this is a stock picker’s market in which our sector neutrality allows us to highlight our stock selection. We continue to favor companies that offer attractive risk/reward profiles in our view. We believe that the Janus research process, which combines the views of our fixed income and equity analyst teams, will help lead us to these opportunities.

Thank you for your investment in Janus Research Fund.

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.88%
Marvell Technology Group, Ltd.	1.05%
CommScope, Inc.	0.95%
ARM Holdings PLC	0.82%
Tyco Electronics, Ltd. (U.S. Shares)	0.73%

5 Bottom Performers – Holdings

Contribution

MGM Mirage	-0.49%
Genzyme Corp.	-0.47%
Microsemi Corp.	-0.45%
Whiting Petroleum Corp.	-0.39%
CapitalSource, Inc.	-0.36%

4 Top Performers – Sectors*,**

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	9.12%	26.47%	26.82%
Consumer	7.49%	21.16%	20.89%
Industrials	3.17%	15.85%	15.82%
Communications	2.69%	6.02%	5.93%

3 Bottom Performers – Sectors*,**

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	0.99%	16.42%	16.63%
Energy	1.35%	8.89%	8.68%
Financials	1.41%	5.20%	5.24%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

74 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Apple, Inc. Computers	2.8%
ARM Holdings PLC Electronic Components – Semiconductors	1.8%
Colgate-Palmolive Co. Cosmetics and Toiletries	1.8%
KLA-Tencor Corp. Semiconductor Equipment	1.7%
QUALCOMM, Inc. Wireless Equipment	1.6%

9.7%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 1.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Growth & Core Funds | 75

Janus Research Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares

NAV	24.29%	2.96%	–2.59%	9.30%	1.03%

MOP	17.95%	1.75%	–3.16%	8.91%

Janus Research Fund – Class C Shares

NAV	24.29%	2.21%	–3.29%	8.56%	1.78%

CDSC	24.29%	2.21%	–3.29%	8.56%

Janus Research Fund – Class I Shares	24.29%	3.21%	–2.33%	9.54%	0.78%

Janus Research Fund – Class J Shares	24.29%	3.21%	–2.33%	9.54%	0.85%

Janus Research Fund – Class S Shares	24.29%	2.79%	–2.74%	9.16%	1.17%

Russell 1000® Growth Index	17.51%	1.27%	–3.39%	6.26%

S&P 500® Index	9.80%	0.33%	–0.95%	7.34%

Lipper Quartile – Class J Shares	1st	1st	3rd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	66/832	51/589	161/304	3/81

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

76 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying fund securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Research Fund designated its initial share class as “Class J Shares” and commenced offering Class A Shares, Class C Shares, Class I Shares and Class S Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 3, 1993

Janus Growth & Core Funds | 77

Janus Research Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,158.70	$4.08

Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,156.10	$6.59

Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,159.20	$2.97

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(05/1/09-10/31/09)†

Actual	$1,000.00	$1,208.80	$6.18

Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,157.10	$5.13

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

†	Expenses are equal to the annualized expense ratio of 1.17% for Class A Shares, 1.89% for Class C Shares, 0.85% for Class I Shares, 1.11% for Class J Shares and 1.47% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

78 | October 31, 2009

Janus Research Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 99.5%
Advertising Sales – 0.5%
581,574	Lamar Advertising Co. – Class A*	$14,132,248
Aerospace and Defense – 0.8%
437,260	Northrop Grumman Corp.	21,919,844
Aerospace and Defense – Equipment – 0.7%
346,285	United Technologies Corp.	21,279,213
Agricultural Chemicals – 0.9%
391,806	Monsanto Co.	26,321,527
Airlines – 1.0%
2,937,000	Singapore Airlines, Ltd.	28,151,034
Athletic Footwear – 1.1%
503,365	NIKE, Inc. – Class B	31,299,236
Automotive – Cars and Light Trucks – 0.6%
371,227	Bayerische Motoren Werke A.G.**	18,101,357
Automotive – Medium and Heavy Duty Trucks – 1.1%
822,040	PACCAR, Inc.	30,752,516
Batteries and Battery Systems – 1.0%
473,301	Energizer Holdings, Inc.*	28,809,832
Brewery – 0.7%
420,658	Anheuser-Busch InBev N.V.**	19,767,138
243,632	Anheuser-Busch InBev N.V. – VVPR Strip*,**	1,793
		19,768,931
Broadcast Services and Programming – 0.4%
388,047	Discovery Holding Co. – Class A*	10,671,293
Building – Residential and Commercial – 0.9%
39,450	NVR, Inc.*	26,126,552
Cable Television – 0.5%
1,612,437	British Sky Broadcasting Group PLC**	14,055,213
Casino Hotels – 0.8%
3,267,710	Crown, Ltd.	23,586,666
Casino Services – 0.4%
599,144	International Game Technology	10,688,729
Chemicals – Diversified – 0.4%
1,047,572	Israel Chemicals, Ltd.	12,259,294
Chemicals – Specialty – 0.4%
13,515,000	Huabao International Holdings, Ltd.	12,816,831
Commercial Banks – 0.3%
481,832	ICICI Bank, Ltd.	7,951,357
Computer Services – 0.4%
320,369	Accenture, Ltd. – Class A (U.S. Shares)**	11,879,283
Computers – 3.8%
435,458	Apple, Inc.*	82,083,833
501,801	Research In Motion, Ltd. (U.S. Shares)*	29,470,773
		111,554,606
Computers – Peripheral Equipment – 0.8%
1,367,690	Logitech International S.A.*,**	23,371,371
Consumer Products – Miscellaneous – 1.6%
776,866	Kimberly-Clark Corp.	47,513,125
Containers – Metal and Glass – 1.9%
832,009	Crown Holdings, Inc.*	22,173,040
989,670	Owens-Illinois, Inc.*	31,550,679
		53,723,719
Cosmetics and Toiletries – 1.8%
649,244	Colgate-Palmolive Co.	51,050,056
Decision Support Software – 0.7%
685,770	MSCI, Inc.*	20,847,408
Distribution/Wholesale – 1.2%
519,438	Fastenal Co.	17,920,611
4,166,000	Li & Fung, Ltd.	17,251,998
		35,172,609
Diversified Banking Institutions – 2.5%
1,121,910	Bank of America Corp.	16,357,448
102,857	Goldman Sachs Group, Inc.	17,503,176
438,615	JPMorgan Chase & Co.	18,320,949
614,997	Morgan Stanley	19,753,703
		71,935,276
Diversified Minerals – 0.7%
745,020	Cia Vale do Rio Doce (ADR)	18,990,560
Diversified Operations – 2.3%
434,750	Danaher Corp.	29,662,992
599,645	Illinois Tool Works, Inc.	27,535,698
1,530,250	Keppel Corp., Ltd.	8,783,120
		65,981,810
E-Commerce/Services – 0.6%
759,703	eBay, Inc.*	16,918,586
Electric – Generation – 0.4%
862,999	AES Corp.*	11,279,397
Electronic Components – Miscellaneous – 1.1%
1,482,746	Tyco Electronics, Ltd. (U.S. Shares)**	31,508,353
Electronic Components – Semiconductors – 1.8%
21,102,586	ARM Holdings PLC**	51,402,378
Electronic Connectors – 1.1%
816,434	Amphenol Corp. – Class A	32,755,332
Enterprise Software/Services – 1.4%
1,897,658	Oracle Corp.	40,040,584
Finance – Credit Card – 0.2%
507,120	Discover Financial Services	7,170,677
Finance – Investment Bankers/Brokers – 0.6%
990,627	Charles Schwab Corp.	17,177,472
Finance – Other Services – 0.6%
60,835	CME Group, Inc.	18,409,279
Food – Miscellaneous/Diversified – 1.9%
598,703	General Mills, Inc.	39,466,501
338,371	Nestle S.A.**	15,733,781
		55,200,282
Food – Retail – 0.5%
2,080,701	Tesco PLC**	13,883,054
Independent Power Producer – 0.3%
406,949	NRG Energy, Inc.*	9,355,758
Internet Security – 1.3%
2,149,085	Symantec Corp.*	37,780,914
Life and Health Insurance – 0.5%
223,455	AFLAC, Inc.	9,271,148
723,914	Prudential PLC**	6,567,484
		15,838,632

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 79

Janus Research Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Machinery – General Industrial – 0.6%
360,519	Roper Industries, Inc.	$18,224,235
Medical – Biomedical and Genetic – 7.6%
898,910	Alexion Pharmaceuticals, Inc.*	39,920,592
739,582	Celgene Corp.*	37,755,661
704,828	Genzyme Corp.*	35,664,297
867,683	Gilead Sciences, Inc.*	36,919,912
1,446,773	Myriad Genetics, Inc.*	35,127,648
1,110,339	OSI Pharmaceuticals, Inc.*	35,775,123
		221,163,233
Medical – Drugs – 7.0%
856,858	Abbott Laboratories	43,331,310
1,781,285	Bristol-Myers Squibb Co.	38,832,013
2,016,121	GlaxoSmithKline PLC**	41,398,132
1,285,839	Merck & Co., Inc.	39,771,000
244,845	Roche Holding A.G.**	39,240,992
		202,573,447
Medical Products – 2.7%
698,363	Baxter International, Inc.	37,753,504
985,338	Covidien PLC (U.S. Shares)**	41,502,436
		79,255,940
Multi-Line Insurance – 0.3%
172,201	ACE, Ltd. (U.S. Shares)*,**	8,844,243
Multimedia – 1.2%
1,436,406	News Corp. – Class A	16,547,397
1,986,354	WPP PLC**	17,810,885
		34,358,282
Networking Products – 1.5%
1,849,158	Cisco Systems, Inc.*	42,253,260
Oil and Gas Drilling – 0.4%
328,651	Helmerich & Payne, Inc.	12,495,311
Oil Companies – Exploration and Production – 1.2%
184,672	Devon Energy Corp.	11,950,125
149,279	EOG Resources, Inc.	12,190,123
159,124	Occidental Petroleum Corp.	12,074,329
		36,214,577
Oil Companies – Integrated – 1.4%
545,985	BG Group PLC**	9,410,995
296,329	Exxon Mobil Corp.	21,237,900
219,561	Petroleo Brasileiro S.A. (ADR)	10,148,109
		40,797,004
Oil Field Machinery and Equipment – 0.3%
1,041,893	Wellstream Holdings PLC**	8,748,784
Pipelines – 0.8%
472,522	Kinder Morgan Management LLC*	22,118,755
Power Converters and Power Supply Equipment – 0.3%
2,239,909	JA Solar Holdings Co., Ltd. (ADR)*	8,578,851
Real Estate Operating/Development – 0.5%
1,839,000	CapitaLand, Ltd.	5,314,420
2,514,000	Hang Lung Properties, Ltd.	9,475,443
		14,789,863
REIT – Warehouse/Industrial – 0.3%
815,243	ProLogis	9,236,703
Retail – Apparel and Shoe – 3.5%
1,186,194	Gap, Inc.	25,313,380
1,644,832	Limited Brands, Inc.	28,949,043
884,383	Nordstrom, Inc.	28,105,692
627,352	Urban Outfitters, Inc.*	19,686,306
		102,054,421
Retail – Building Products – 0.9%
1,013,031	Home Depot, Inc.	25,416,948
Retail – Consumer Electronics – 1.1%
559,235	Best Buy Co., Inc.	21,351,592
185,860	Yamada Denki Co., Ltd.**	11,328,226
		32,679,818
Retail – Discount – 0.8%
844,659	Family Dollar Stores, Inc.	23,903,850
Retail – Jewelry – 1.0%
715,120	Tiffany & Co.	28,097,065
Retail – Regional Department Stores – 0.9%
459,036	Kohl’s Corp.*	26,266,040
Retail – Restaurants – 1.0%
514,135	McDonald’s Corp.	30,133,452
Semiconductor Components/Integrated Circuits – 2.4%
7,332,774	Atmel Corp.*	27,277,919
3,113,075	Marvell Technology Group, Ltd.*	42,711,389
		69,989,308
Semiconductor Equipment – 1.7%
1,486,991	KLA-Tencor Corp.	48,342,077
Soap and Cleaning Preparations – 0.8%
449,111	Reckitt Benckiser Group PLC**	22,326,646
Telecommunication Equipment – 3.0%
1,970,830	Arris Group, Inc.*	20,220,716
1,406,376	CommScope, Inc.*	38,000,279
4,598,280	Tellabs Inc.*	27,681,646
		85,902,641
Telecommunication Equipment – Fiber Optics – 0.8%
1,532,611	Corning, Inc.	22,391,447
Telecommunication Services – 1.0%
1,115,630	Amdocs, Ltd. (U.S. Shares)*,**	28,113,876
Tobacco – 2.0%
2,574,645	Altria Group, Inc.	46,626,820
4,394	Japan Tobacco, Inc.**	12,249,339
		58,876,159
Toys – 2.2%
1,569,355	Mattel, Inc.	29,707,890
128,500	Nintendo Co., Ltd.**	32,773,072
		62,480,962
Transactional Software – 0.6%
511,430	Solera Holdings, Inc.	16,478,275
Transportation – Services – 2.3%
443,494	C.H. Robinson Worldwide, Inc.	24,440,953
553,089	Expeditors International of Washington Inc.	17,820,528
448,317	United Parcel Service, Inc. – Class B	24,065,657
		66,327,138

See Notes to Schedules of Investments and Financial Statements.

80 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares		Value

Web Portals/Internet Service Providers – 1.4%
53,927	Google, Inc. – Class A*	$28,911,343
828,258	Yahoo!, Inc.*	13,169,302
		42,080,645
Wireless Equipment – 3.5%
855,742	Crown Castle International Corp.*	25,860,523
1,147,921	QUALCOMM, Inc.	47,535,409
2,663,493	Telefonaktiebolaget L.M. Ericsson – Class B	28,406,129
		101,802,061

Total Common Stock (cost $2,671,775,292)		2,882,747,511

Money Market – 0.2%
4,943,000	Janus Cash Liquidity Fund LLC, 0% (cost $4,943,000)	4,943,000

Total Investments (total cost $2,676,718,292) – 99.7%		2,887,690,511

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		9,376,816

Net Assets – 100%		$2,897,067,327

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$23,586,666	0.8%
Belgium	19,768,931	0.7%
Bermuda	72,780,218	2.5%
Brazil	29,138,669	1.0%
Canada	29,470,773	1.0%
Cayman Islands	8,578,851	0.3%
Germany	18,101,357	0.6%
Guernsey	28,113,876	1.0%
Hong Kong	9,475,443	0.3%
India	7,951,357	0.3%
Ireland	53,381,719	1.9%
Israel	12,259,294	0.4%
Japan	56,350,636	2.0%
Jersey	17,810,885	0.6%
Singapore	42,248,573	1.5%
Sweden	28,406,129	1.0%
Switzerland	118,698,740	4.1%
United Kingdom	167,792,686	5.8%
United States††	2,143,775,708	74.2%

Total	$2,887,690,511	100.0%

††	Includes Cash Equivalents (74.1% excluding Cash Equivalents)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/09	31,000,000	$50,867,761	$195,700
British Pound 11/19/09	17,700,000	29,042,244	(978,540)
British Pound 12/10/09	8,100,000	13,288,637	(486,344)
Euro 11/12/09	5,800,000	8,534,516	(65,704)
Euro 11/19/09	4,300,000	6,327,217	(25,309)
Euro 12/10/09	5,200,000	7,650,959	59,185
Japanese Yen 11/12/09	400,000,000	4,444,666	(62,737)
Japanese Yen 11/19/09	1,000,000,000	11,112,151	86,935
Japanese Yen 12/10/09	749,000,000	8,324,199	28,651
Swiss Franc 11/12/09	17,600,000	17,161,858	(203,315)
Swiss Franc 11/19/09	16,000,000	15,602,517	(73,361)

Total		$172,356,725	$(1,524,839)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 81

Janus Triton Fund (unaudited)

Fund Snapshot
We believe a fundamentally-driven investment process focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. Identifying strong small cap companies with the ability to hold our positions as they grow into the mid cap space allows us the flexibility to capture a longer growth period as a company progresses through its life cycle.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance Overview

For the 12-month period ended October 31, 2009, Janus Triton Fund’s Class J Shares returned 30.55%. Meanwhile, the Fund’s benchmark, the Russell 2500tm Growth Index, returned 18.21%.

Economic Overview

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The Russell 2500TM Growth Index hit the low point for the period in March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period. Despite late period weakness, the index finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. The growth index outperformed its value counterpart, as the information technology and consumer discretionary sectors led all sectors with large gains, while industrials and financials (a key sector in the value index) lagged. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

Contributors to Performance

Online printing company VistaPrint NV returned 199% during the period, as the company repeatedly posted better-than-expected financial results. The company demonstrated strong organic growth which was particularly impressive to us given that its customers have generally been small businesses and individual consumers, two segments of the market hardest hit by the difficult economic environment. In our opinion, the company’s primary competitive advantage is scale which has resulted in a significant cost advantage over competitors and a better value proposition for customers. We believe that VistaPrint is changing the way the game is played in the small business printing market and has substantial runway ahead of it for growth.

World Fuel Services Corp., a leading fuel intermediary to the marine and aviation markets, was also a top contributor during the period. World Fuel’s strong balance sheet and comprehensive credit monitoring allowed the company to expand its overall market position at more attractive unit economics. As a result, World Fuel delivered significant earnings growth and cash flow generation during the 12-month period. We continue to appreciate the asset-light nature of World Fuel’s intermediary business model and the company’s ability to expand market share over time.

MSCI, Inc., a provider of global indices and portfolio analytic tools, also posted strong gains during the period. We continue to believe MSCI is well positioned given its highly profitable, subscription based business model and dominant competitive position. The company’s global equity indices have become standard benchmarks within the financial community, putting the company in a position where it is unlikely to be displaced. Finally, we believe the long-term growth profile remains attractive given MSCI’s global presence, expanding product portfolio, and cross-selling opportunities within the within the existing customer base.

Detractors from Performance

Microsemi Corp., an analog semiconductor manufacturer, declined early in the period amid concern over the CEO’s credibility and potential slowing in overall technology spending. An anticompetitive lawsuit also provided a negative backdrop for the stock. While we continued to like the fundamentals of the company’s business, we felt the CEO’s credibility issues caused too much near-term uncertainty, so we exited the position.

Old Dominion Freight Line’s operating results were negatively impacted by lower shipment volumes and a more competitive pricing environment as a result of the

82 | October 31, 2009

(unaudited)

recessionary environment. We believe the trucking company is one of the best less-than-truckload providers due to its non-union workforce and integrated regional and inter-regional network. This unique combination enables the company to offer the highest service levels in the industry with a lower cost structure. We feel Old Dominion is poised for continued market share gains and will emerge from the economic downturn with an even more formidable competitive position.

Molecular diagnostic company Sequenom, Inc. was a disappointment during the period. The company had developed a highly promising, non-invasive diagnostic test that we believed had the potential to revolutionize the screening of Down syndrome. However, the company’s stock price declined sharply following news that some employees had mishandled test data, triggering significant uncertainty regarding the efficacy of the diagnostic test. We chose to exit our position.

Outlook

While we are seeing some clear signs of economic stabilization, we continue to see areas of weakness within the global economy and believe the recovery faces numerous challenges. The leveraging process that began in the early part of the decade as a result of the super low interest rate environment has come to an end, and the transition to a de-leveraging process creates a considerable obstacle to a strong economic recovery. Businesses and consumers alike are being forced to repair their balance sheets, curtailing both investment and consumption. We feel that this situation will likely take more than just a few quarters to remediate, especially when combined with higher rates of unemployment, pressure on wages, tighter credit conditions, and continued pressure on real estate prices. Further, we believe the U.S. consumer savings rate is likely to move higher from historically low (and arguably unsustainable) levels acting as an impediment to overall economic growth considering the prominent role consumer consumption plays in the U.S. economy.

Against a tougher macro backdrop, we believe it is imperative to find dynamic growth companies whose fate and prosperity are determined by their competitive positions, the size of their addressable markets, and the ability of their management teams to execute in difficult times. We are less interested in companies that are wholly dependent on the underlying health of the macroeconomic environment. Our goal is to invest in companies that can perform well in a bad environment and great in a good environment. To this end, we feel our investment philosophy and process are uniquely positioned to capitalize on the many attractive investment opportunities that are often presented in volatile and uncertain times. We continue to uncover companies that we feel will prosper even during times of economic stress.

Thank you for your investment in Janus Triton Fund.

Janus Growth & Core Funds | 83

Janus Triton Fund (unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

VistaPrint NV (U.S. Shares)	3.59%
World Fuel Services Corp.	2.29%
MSCI Inc.	1.77%
MarketAxess Holdings, Inc.	1.61%
Euronet Worldwide, Inc.	1.51%

5 Bottom Performers – Holdings

Contribution

Microsemi Corp.	-0.98%
Old Dominion Freight Line, Inc.	-0.51%
Sequenom, Inc.	-0.47%
Array BioPharma, Inc.	-0.45%
Terremark Worldwide, Inc.	-0.44%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	15.40%	27.54%	21.19%
Consumer Discretionary	5.23%	9.05%	16.05%
Financials	5.02%	8.83%	6.68%
Energy	3.54%	8.69%	6.16%
Health Care	3.41%	13.59%	21.43%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	-0.01%	0.00%	4.04%
Utilities	0.00%	0.00%	0.95%
Materials	0.44%	0.65%	4.62%
Tellecomunication Services	1.48%	3.79%	1.38%
Industrials	1.50%	27.87%	17.50%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

84 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

SBA Communications Corp. – Class A Wireless Equipment	2.4%
MSCI, Inc. Decision Support Software	2.4%
VistaPrint NV (U.S. Shares) Printing – Commercial	2.4%
Stericycle, Inc. Hazardous Waste Disposal	2.2%
TransDigm Group, Inc. Aerospace and Defense	2.1%

11.5%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 0.9% of total net assets.

*Includes Securities Sold Short of (0.8)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Growth & Core Funds | 85

Janus Triton Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund – Class A Shares

NAV	30.55%	6.32%	1.58%	1.31%

MOP	23.14%	4.98%

Janus Triton Fund – Class C Shares

NAV	30.55%	5.56%	2.22%	2.06%

CDSC	29.53%	5.56%

Janus Triton Fund – Class I Shares	30.55%	6.48%	1.10%	1.06%

Janus Triton Fund – Class J Shares	30.55%	6.48%	1.26%	1.23%

Janus Triton Fund – Class R Shares	30.55%	5.94%	1.85%	1.81%

Janus Triton Fund – Class S Shares	30.55%	6.11%	1.60%	1.56%

Russell 2500tm Growth Index	18.21%	–0.03%

Lipper Quartile – Class J Shares	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	37/557	4/409

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

86 | October 31, 2009

(unaudited)

The expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Triton Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Small-Mid Growth Fund (the “JAD predecessor fund”) into corresponding shares of Janus Triton Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus Triton Fund. Performance shown for periods prior to July 6, 2009 reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect any fee and expense limitations and waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005

Janus Growth & Core Funds | 87

Janus Triton Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,130.60	$4.58

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,130.60	$7.13

Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$10.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,133.50	$3.35

Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,165.80	$6.22

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,134.50	$6.21

Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,130.60	$5.41

Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98

†	Expenses are equal to the annualized expense ratio of 1.33% for Class A Shares, 2.07% for Class C Shares, 0.97% for Class I Shares, 1.14% for Class J Shares, 1.80% for Class R Shares and 1.57% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

88 | October 31, 2009

Janus Triton Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 90.2%
Advertising Sales – 0.8%
110,393	Lamar Advertising Co. – Class A*	$2,682,550
Aerospace and Defense – 2.1%
187,470	TransDigm Group, Inc.*	7,345,075
Auction House – Art Dealer – 1.3%
201,485	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	4,416,551
Audio and Video Products – 2.0%
247,204	DTS, Inc.*	6,983,513
Commercial Services – 4.0%
154,210	CoStar Group, Inc.*	5,986,432
165,165	Iron Mountain, Inc.*	4,034,981
210,147	Standard Parking Corp.*	3,698,587
		13,720,000
Commercial Services – Finance – 5.8%
246,730	Euronet Worldwide, Inc.*	5,835,164
75,870	Global Payments, Inc.	3,735,080
138,365	Interactive Data Corp	3,639,000
48,245	Morningstar, Inc.*	2,461,460
301,325	Riskmetrics Group, Inc.*	4,426,463
		20,097,167
Commercial Banks – 0.4%
404,954	CapitalSource, Inc.	1,441,636
Decision Support Software – 2.4%
276,209	MSCI, Inc.*	8,396,754
Diagnostic Kits – 0.8%
57,295	Idexx Laboratories, Inc.*	2,928,920
Distribution/Wholesale – 3.1%
95,785	Fastenal Co.	3,304,583
106,736	MWI Veterinary Supply, Inc.*	3,778,454
135,880	Wesco International, Inc.*	3,473,093
		10,556,130
Educational Software – 0.5%
45,485	Blackboard, Inc.*	1,613,353
Electronic Components – Semiconductors – 1.7%
2,351,773	ARM Holdings PLC	5,728,527
Electronic Connectors – 1.7%
145,475	Amphenol Corp. – Class A	5,836,457
Electronic Measuring Instruments – 2.0%
333,799	Trimble Navigation, Ltd.*	6,999,765
Enterprise Software/Services – 0.8%
78,055	Concur Technologies, Inc.*	2,781,880
Finance – Other Services – 1.9%
552,698	MarketAxess Holdings, Inc.	6,566,052
Footwear and Related Apparel – 2.0%
288,575	Iconix Brand Group, Inc.*	3,364,785
141,355	Wolverine World Wide, Inc.	3,615,860
		6,980,645
Hazardous Waste Disposal – 2.2%
146,340	Stericycle, Inc.*	7,663,826
Human Resources – 1.0%
206,290	Resources Connection, Inc.*	3,562,628
Internet Applications Software – 0.8%
144,215	DealerTrack Holdings, Inc.*	2,376,663
1,145	e-Seikatsu Co., Ltd.	480,940
		2,857,603
Investment Management and Advisory Services – 0.9%
84,155	Eaton Vance Corp.	2,389,161
88,991	Epoch Holding Corp.	826,726
		3,215,887
Machinery – General Industrial – 3.5%
109,995	Roper Industries, Inc.	5,560,247
176,625	Wabtec Corp.	6,492,735
		12,052,982
Medical – Biomedical and Genetic – 2.4%
35,755	Alexion Pharmaceuticals, Inc.*	1,587,880
238,025	Incyte Corp., Ltd.*	1,401,967
91,765	Myriad Genetics, Inc.*	2,228,054
343,360	PDL BioPharma, Inc.	2,887,658
		8,105,559
Medical – Drugs – 0.5%
552,317	Achillion Pharmaceuticals, Inc.*	916,847
376,065	Array BioPharma, Inc.*	673,156
		1,590,003
Medical Information Systems – 0.9%
80,855	Athenahealth, Inc.*	3,040,957
Medical Instruments – 3.0%
183,575	Conceptus, Inc.*	3,219,906
161,822	Conmed Corp.*	3,429,008
57,275	Techne Corp.	3,580,260
		10,229,174
Medical Products – 2.4%
406,553	TomoTherapy, Inc.*	1,349,756
166,655	Varian Medical Systems, Inc.*	6,829,522
		8,179,278
Multimedia – 1.0%
52,085	FactSet Research Systems, Inc.	3,336,044
Oil Companies – Exploration and Production – 1.6%
186,963	SandRidge Energy, Inc.*	1,912,631
71,190	Ultra Petroleum Corp. (U.S. Shares)*	3,456,275
		5,368,906
Oil Field Machinery and Equipment – 1.9%
227,125	Dresser-Rand Group, Inc.*,**	6,693,374
Pipelines – 1.9%
136,295	Kinder Morgan Management LLC*	6,379,969
Printing – Commercial – 2.4%
162,455	VistaPrint NV (U.S. Shares)*	8,293,328
Real Estate Management/Services – 1.9%
140,540	Jones Lang LaSalle, Inc.	6,584,299
Real Estate Operating/Development – 0.9%
308,800	Rodobens Negocios Imobiliarios S.A.	3,226,714
Recreational Vehicles – 1.0%
80,965	Polaris Industries, Inc.	3,406,198

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 89

Janus Triton Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Retail – Apparel and Shoe – 2.7%
207,480	American Eagle Outfitters, Inc.	$3,628,825
298,455	bebe Stores, Inc.	1,868,328
120,090	Urban Outfitters, Inc.*	3,768,425
		9,265,578
Retail – Automobile – 1.7%
136,815	Copart, Inc.*	4,401,339
164,656	Rush Enterprises, Inc.*	1,506,602
		5,907,941
Retail – Catalog Shopping – 1.0%
80,935	MSC Industrial Direct Co. – Class A	3,484,252
Retail – Petroleum Products – 2.0%
132,618	World Fuel Services Corp.	6,743,625
Schools – 1.0%
16,786	Strayer Education, Inc.	3,407,054
Semiconductor Components/Integrated Circuits – 1.7%
1,540,032	Atmel Corp.*	5,728,919
Telecommunication Equipment – 0.9%
108,865	CommScope, Inc.*	2,941,532
Telecommunication Services – 0.7%
172,260	SAVVIS, Inc.*	2,547,725
Theaters – 1.2%
260,000	National CineMedia, Inc.	4,160,000
Therapeutics – 0.7%
185,150	MannKind Corp.*	966,483
104,315	Theravance, Inc.*	1,457,281
		2,423,764
Transactional Software – 1.5%
162,220	Solera Holdings, Inc.	5,226,728
Transportation – Equipment and Leasing – 0.4%
165,037	Aircastle, Ltd.	1,307,093
Transportation – Marine – 0.8%
527,359	Horizon Lines, Inc. – Class A	2,768,635
Transportation – Services – 3.0%
207,430	Expeditors International of Washington, Inc.	6,683,395
2,604,000	Integrated Distribution Services Group, Ltd.	3,600,238
		10,283,633
Transportation – Truck – 2.9%
88,855	Forward Air Corp.	1,896,166
136,805	Landstar System, Inc.	4,821,008
131,855	Old Dominion Freight Line, Inc.*	3,426,911
		10,144,085
Web Hosting/Design – 1.6%
63,185	Equinix, Inc.*,**	5,390,944
Wireless Equipment – 2.9%
56,580	Crown Castle International Corp.*	1,709,848
298,870	SBA Communications Corp. – Class A*,**	8,431,122
		10,140,970

Total Common Stock (cost $284,217,536)		310,734,182

Money Market – 10.6%
36,334,498	Janus Cash Liquidity Fund LLC, 0% (cost $36,334,498)	36,334,498

Total Investments (total cost $320,552,034) – 100.8%		347,068,680

Securities Sold Short – (0.8)%
Retail – Restaurants – (0.6)%
(72,645)	BJ’s Restaurants, Inc.*	(1,159,414)
(21,720)	Buffalo Wild Wings, Inc.*	(890,737)
		(2,050,151)
Wireless Equipment – (0.2)%
(85,398)	Sierra Wireless, Inc. (U.S. Shares)*	(769,436)

Total Securities Sold Short (proceeds $2,607,106)		(2,819,587)

Cash, Receivables and Other Assets, net of Liabilities —0.0%		117,617

Net Assets – 100%		$344,366,710

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$4,907,331	1.4%
Brazil	3,226,713	0.9%
Canada	7,872,826	2.3%
Japan	480,940	0.1%
Netherlands	8,293,328	2.4%
United Kingdom	5,728,526	1.7%
United States††	316,559,016	91.2%

Total	$347,068,680	100.0%

††	Includes Cash and Cash Equivalents (80.7% excluding Cash and Cash Equivalents)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Canada	$(769,436)	27.3%
United States	(2,050,151)	72.7%

Total	$(2,819,587)	100.0%

See Notes to Schedules of Investments and Financial Statements.

90 | October 31, 2009

Janus Twenty Fund (unaudited)(closed to new investors)

Fund Snapshot
The Fund seeks to invest in companies with durable franchises and attractive growth opportunities. I believe investing with conviction, reflected in both size of top positions and duration of the investment horizon, in what I view as our best ideas is critical to delivering long-term performance.
Ron Sachs portfolio manager

Performance Overview

For the 12-month period ended October 31, 2009, the Fund’s Class J Shares returned 23.16% versus a return of 17.51% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned 9.80% for the period. The Fund’s outperformance was largely driven by our holdings within consumer staples and information technology. On the downside, holdings within health care and materials weighed on relative results

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. Many indices hit the low point for the period in March as evidence of an above-average contraction in the U.S. economy continued to unfold. I believe market lows in late 2008 and, especially, March 2009 reflected the belief that the economic and financial system was broken and could potentially unravel. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the period.

Due to certain circumstances and market conditions, I may initiate positions in futures contracts in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

A Computer Manufacturer and Global Brewer Topped Individual Contributors

Apple, Inc. was the top contributor during the period as it continued to execute well and gained market share, particularly in the smart phone and high-end personal computer market. I think Apple offers the consumer a better value proposition than its competitors given its smooth integration of hardware and software products, which I believe will continue to drive long-term growth for the company. I think Apple’s strong profit margins demonstrate that customers are willing to pay for a superior user experience.

Global brewer Anheuser-Busch InBev N.V. (ABI) performed well amid asset sales, cost cutting and a series of strong earnings reports. I think the market is beginning to recognize how strong the global beer market is and that it has benefited, and could continue to benefit, from a good pricing environment in key markets like the U.S. and Brazil. I believe there is a multi-year opportunity for the beer industry to see more rational pricing, making it an attractive industry to me. ABI is well positioned in my view given its strong market shares in some of the best beer markets in the world.

ABB is a global provider of power and automation technologies to utility and industry customers. The stock has been a good performer for the Fund this year as continued orders for power transmission and distribution equipment and systems validated my thesis that global demand for power would drive investment in electric infrastructure in most any economic environment. I think the company’s differentiated product and services and overall reliability gives it an advantage over its competitors and could help ABB maintain market share, but I am closely watching the emergence of competitors in Asia who may be able to compete globally in certain product segments.

Agricultural Companies and a Biotechnology Firm Detracted from Performance

Potash Corporation was the top detractor for the Fund during the period. The company suffered from weakness in commodities and falling demand as farmers reduced fertilizer purchases to better manage their costs in light of tighter credit conditions. Despite a concentrated industry structure, the potash industry proved less capable of maintaining pricing and volumes in the face of weak demand than I had expected. I sold the position.

Biotechnology company Celgene Corp. suffered from an overall negative tone for health-care stocks amid

Janus Growth & Core Funds | 91

Janus Twenty Fund (unaudited)(closed to new investors)

uncertainty surrounding health-care reform in the U.S. The stock rebounded late in the period following a better-than-expected earnings report that was driven by sales of its cancer fighting drug Revlimid. The company also released encouraging data from a phase III study that looked at treatment of newly diagnosed multiple myeloma patients. I continue to like the growth prospects for Revlimid, both in the U.S. and Europe.

Monsanto Co., a leader in seed technology and crop control products, ended a volatile period lower and was another detractor. I think the stock unfairly traded like a commodity stock during the period despite the fact that its highly differentiated seed technologies enable consistent pricing power. I am attracted to the growth opportunity from a strong pipeline of new products that should increase crop yields and lower other expenses for farmers.

Outlook

Individual stock selection remains my main focus, but my views on the U.S. and global economy influence my forecasts and expectations for individual companies. I believe the U.S. economy continues to face challenges. While a collapse of the financial system has been averted, the foundations for a recovery in the U.S. are lacking. Unemployment and underemployment remain big concerns. Banks still seem reluctant to lend and falling commercial real-estate values appear to be a drag on lending growth. I believe the developing world, particularly East Asia, South America and the Middle East, is showing strong growth in corporate and consumer spending. In addition, strong government and private-sector balance sheets seem capable of driving continued growth despite weakness in the U.S. and Western Europe. That said, I am concerned that many stock valuations reflect optimistic assumptions about the economic environment.

I favor companies that I think have a distinct competitive advantage or “moat” and whose performance is more likely to be driven by company specific fundamentals than the macroeconomic environment. Many of the Fund’s holdings have taken advantage of dislocations in the financial markets and real economy to improve their competitive positions. I believe that positions them well to drive market share and profitability gains in most any economic environment.

Thank you for your investment in Janus Twenty Fund. I look forward to reporting results in the future.

92 | October 31, 2009

(unaudited)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	6.27%
Anheuser-Busch InBev N.V.	4.85%
ABB, Ltd.	2.21%
Research In Motion, Ltd. (U.S. Shares)	2.16%
Google, Inc. – Class A	1.76%

5 Bottom Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-2.13%
Celgene Corp.	-1.62%
Monsanto Co.	-1.17%
Hess Corp.	-0.90%
Gilead Sciences, Inc.	-0.45%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	12.57%	33.81%	30.57%
Consumer Staples	7.88%	14.87%	14.66%
Financials	2.40%	8.17%	4.12%
Industrials	2.01%	7.27%	11.78%
Telecommunication Services	0.68%	2.58%	0.69%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	-1.15%	7.30%	3.89%
Health Care	-0.13%	21.85%	15.62%
Energy	-0.11%	1.99%	7.09%
Utilities	0.00%	0.00%	1.59%
Consumer Discretionary	0.47%	2.17%	10.00%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 93

Janus Twenty Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Apple, Inc. Computers	9.3%
Celgene Corp. Medical – Biomedical and Genetic	6.7%
Research In Motion, Ltd. (U.S. Shares) Computers	6.7%
Anheuser-Busch InBev N.V. Brewery	6.3%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	5.7%

34.7%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 6.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

94 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratio – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund(1) – Class J Shares	23.16%	7.78%	–0.89%	11.98%	0.88%

Russell 1000® Growth Index	17.51%	1.27%	–3.39%	9.24%

S&P 500® Index	9.80%	0.33%	–0.95%	10.02%

Lipper Quartile – Class J Shares	1st	1st	2nd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	82/832	2/589	81/304	2/34

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Expense information shown reflects estimated annualized expenses that Class J Shares of the Fund expects to incur during its fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Growth & Core Funds | 95

Janus Twenty Fund (unaudited)(closed to new investors)

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Twenty Fund designated its initial share class as “Class J Shares.”

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985

(1)	Closed to new investors.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09- 10/31/09)†

Actual	$1,000.00	$1,185.50	$4.68

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

†	Expenses are equal to the annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

96 | October 31, 2009

Janus Twenty Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 94.5%
Aerospace and Defense – 0.9%
15,103,950	BAE Systems PLC	$77,714,257
Agricultural Chemicals – 3.0%
2,598,075	Monsanto Co.	174,538,678
415,381	Syngenta A.G.	98,354,133
		272,892,811
Agricultural Operations – 1.3%
2,098,810	Bunge, Ltd.	119,758,099
Brewery – 6.3%
12,087,797	Anheuser-Busch InBev N.V.	568,017,618
2,849,864	Anheuser-Busch InBev N.V. – VVPR Strip*	20,968
		568,038,586
Cellular Telecommunications – 0.7%
1,414,990	America Movil S.A.B. de C.V. – Series L (ADR)	62,443,509
Chemicals – Diversified – 0.6%
4,758,210	Israel Chemicals, Ltd.	55,683,329
Commercial Banks – 0.5%
1,950,189	Standard Chartered PLC	47,882,347
Computers – 16.0%
4,453,581	Apple, Inc.*	839,500,018
10,216,009	Research In Motion, Ltd. (U.S. Shares)*	599,986,208
		1,439,486,226
Cosmetics and Toiletries – 1.1%
1,203,885	Colgate-Palmolive Co.	94,661,478
Diversified Banking Institutions – 4.4%
1,012,280	Goldman Sachs Group, Inc.	172,259,688
5,417,395	JPMorgan Chase & Co.	226,284,589
		398,544,277
Diversified Minerals – 1.6%
5,566,550	Cia Vale do Rio Doce (ADR)	141,891,360
Energy – Alternate Sources – 1.0%
775,020	First Solar, Inc.*	94,498,189
Engineering – Research and Development Services – 3.8%
18,209,890	ABB, Ltd.*	339,332,884
Enterprise Software/Services – 4.5%
19,134,583	Oracle Corp.	403,739,701
Finance – Other Services – 2.1%
615,555	CME Group, Inc.	186,273,099
Medical – Biomedical and Genetic – 12.4%
11,794,828	Celgene Corp.*	602,125,968
12,155,465	Gilead Sciences, Inc.*	517,215,036
		1,119,341,004
Medical – Drugs – 1.5%
858,563	Roche Holding A.G.	137,600,784
Medical – HMO – 1.3%
4,648,100	UnitedHealth Group, Inc.	120,618,195
Multi-Line Insurance – 1.7%
3,036,635	ACE, Ltd. (U.S. Shares)*	155,961,574
Multimedia – 2.1%
16,449,915	News Corp. – Class A	189,503,021
Networking Products – 5.4%
21,480,110	Cisco Systems, Inc.*	490,820,513
Oil Companies – Integrated – 3.1%
3,821,930	Petroleo Brasileiro S.A. (ADR)	176,649,605
2,501,829	Petroleo Brasileiro S.A. (U.S. Shares)	100,373,380
		277,022,985
Optical Supplies – 2.6%
1,654,390	Alcon, Inc. (U.S. Shares)	236,230,348
Real Estate Operating/Development – 0.5%
12,806,000	Hang Lung Properties, Ltd.	48,266,718
Retail – Drug Store – 5.4%
13,671,842	CVS Caremark Corp.	482,616,022
Retail – Regional Department Stores – 0.9%
1,416,695	Kohl’s Corp.*	81,063,288
Soap and Cleaning Preparations – 1.0%
1,863,590	Reckitt Benckiser Group PLC	92,644,610
Telecommunication Equipment – Fiber Optics – 1.0%
6,008,190	Corning, Inc.	87,779,656
Transportation – Services – 1.3%
2,123,970	United Parcel Service, Inc. – Class B	114,014,710
Web Portals/Internet Service Providers – 4.9%
819,466	Google, Inc. – Class A*	439,332,112
Wireless Equipment – 1.6%
4,624,320	Crown Castle International Corp.*	139,746,950

Total Common Stock (cost $6,141,122,137)		8,515,402,642

Money Market – 5.0%
451,845,164	Janus Cash Liquidity Fund LLC, 0% (cost $451,845,164)	451,845,164

Total Investments (total cost $6,592,967,301) – 99.5%		8,967,247,806

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		49,009,680

Net Assets – 100%		$9,016,257,486

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$568,038,587	6.3%
Bermuda	119,758,099	1.3%
Brazil	418,914,344	4.7%
Canada	599,986,208	6.7%
Hong Kong	48,266,718	0.6%
Israel	55,683,329	0.6%
Mexico	62,443,509	0.7%
Switzerland	967,479,722	10.8%
United Kingdom	218,241,214	2.4%
United States††	5,908,436,076	65.9%

Total	$8,967,247,806	100.0%

††	Includes Cash Equivalents (60.9% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 97

Janus Venture Fund (unaudited)(closed to new investors)

Fund Snapshot
We believe that investing in small companies with recurring revenue and that are poised for growth will allow us to outperform our benchmark and peers over time. We emphasize businesses with strong management teams, long-term earnings growth and an attractive risk/reward.
Will Bales portfolio manager

Performance Overview

For the 12-month period ended October 31, 2009, Janus Venture Fund’s Class J Shares returned 29.76%. The Fund’s primary and secondary benchmarks, the Russell 2000® Growth Index and the Russell 2000® Index, returned 11.34% and 6.46%, respectively, over the same period.

Economic Overview

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The Russell 2000® Growth Index hit the low point for the period in March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and the global financial system, markets rebounded strongly off the bottom with the smaller capitalization companies leading the way. Despite the strength of the rally, small caps lagged mid caps and large caps during the period. The small cap growth index significantly outperformed its value counterpart, as the information technology and consumer discretionary sectors led all sectors with large gains, while industrials, energy and financials suffered losses. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

Contributors to Performance

As we reflect on the tumultuous 12-month period and consider our successes and missteps, we are encouraged that many of the overall contributors to our performance are stocks that we have held for a multi-year period. Early in the period, we saw many of these stocks come under pressure but we maintained our conviction and in many cases added to our positions at depressed levels.

Specifically, our holdings and significant overweight in information technology were the main contributors to relative performance followed by our holdings in health care and energy. Within information technology, online printing company VistaPrint NV returned 199% during the period, as the company repeatedly posted better-than-expected financial results and demonstrated strong organic growth in a difficult economic environment. We believe VistaPrint’s business model, which manages thousands of small-volume orders using high-volume printing presses, provides unusual scale and a competitive advantage.

SXC Health Solutions Corp., a pharmacy benefit manager (PBM), saw its shares rise 249% during the period. The company raised guidance for the year following the successful integration of a recent acquisition. The acquisition enabled SXC to expand its business, as there was little overlap between the two companies’ customer base. We think the company’s transaction-based business continues to be appealing and that there could be further consolidation within the PBM market.

Ultimate Software Group, a long-term holding in the Fund, was also among top contributors. The subscription-based provider of human resource software and services rebounded from weakness in 2008. We remain attracted to the company’s recurring revenue stream and strong earnings. In addition, Ultimate Software was able to add customers even in this difficult environment, which we think supports our thesis that the company’s products are a value-added proposition for clients.

Detractors from Performance

Our holdings in consumer discretionary and industrials were the primary detractors during the period. Among individual detractors was Huron Consulting Group, which sold off significantly late in the period after it reported accounting issues. We exited this long-time holding following the announcement.

Lions Gate Entertainment, a film studio, fell early in the period relative to the benchmark on weaker-than-expected box office proceeds from its film slate. We added to our position on the weakness; we believe the company’s attractive asset mix, growth

98 | October 31, 2009

(unaudited)

potential and inexpensive valuation will benefit performance over the longer term.

CardioNet, a provider of mobile cardiac devices, sold off when one its key customers, an insurance company, cut reimbursement more than expected for its devices. We decided to exit the name on the news, as this likely means lower revenues and a smaller market size for the company.

Derivatives

The Fund employed some basic derivative strategies during the period. These strategies included selling put and call options at or around our research-driven target prices to generate income and exercise price discipline for purchases and sales of the underlying stock or security. We also utilized long put options in some cases to hedge downside risk in individual positions. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We continue to await permanent signs of economic improvement and believe that we likely are still far from a broad-based economic recovery. Many companies have significantly reduced costs to adjust to what has been a difficult macroeconomic environment; however, revenues have not improved. Until top-line growth appears, it will be difficult for companies to sustainably grow earnings. Positives include stability in the financial system and improvement in the credit and equity markets (initial public offerings or IPOs and secondary offerings), which have provided greater access to capital for companies. However, we still need to see stabilization in other industries before we can anticipate future economic growth.

Thank you for your investment in Janus Venture Fund.

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

VistaPrint N.V.	4.48%
SXC Health Solutions Corp.	2.95%
Ultimate Software Group, Inc.	2.41%
World Fuel Services Corp.	2.15%
LPS Brasil-Consultoria de Imoveis S.A.	1.86%

5 Bottom Performers – Holdings

Contribution

Huron Consulting Group, Inc.	-1.47%
Lions Gate Entertainment Corp. (U.S. Shares)	-0.76%
CardioNet, Inc.	-0.69%
American Public Education, Inc.	-0.64%
Microsemi Corp.	-0.57%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	19.18%	36.44%	24.56%
Health Care	4.44%	22.11%	25.26%
Consumer Discretionary	3.24%	18.17%	14.10%
Financials	2.04%	4.12%	5.47%
Energy	1.88%	3.79%	5.58%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	-2.56%	12.86%	16.82%
Consumer Staples	-0.01%	0.08%	3.35%
Utilities	0.00%	0.00%	0.65%
Materials	0.45%	0.55%	2.60%
Telecommunication Services	0.78%	1.89%	1.61%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 99

Janus Venture Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Ultimate Software Group, Inc. Enterprise Software/Services	3.5%
VistaPrint, Ltd. (U.S. Shares) Printing – Commercial	3.4%
Solera Holdings, Inc. Transactional Software	3.3%
Jarden Corp. Consumer Products – Miscellaneous	2.9%
World Fuel Services Corp. Retail – Petroleum Products	2.9%

16.0%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 2.2% of total net assets.

* Includes Securities Sold Short of (1.1)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

100 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratio – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund(1) – Class J Shares	29.76%	2.10%	–0.48%	10.90%	0.97%

Russell 2000® Growth Index	11.34%	0.95%	0.12%	6.13%

Russell 2000® Index	6.46%	0.59%	4.11%	8.43%

Lipper Quartile – Class J Shares	1st	1st	4th	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	40/557	86/392	162/213	1/10

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Expense information shown reflects estimated annualized expenses that Class J Shares of the Fund expects to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

See important disclosures on the next page.

Janus Growth & Core Funds | 101

Janus Venture Fund (unaudited)(closed to new investors)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Venture Fund designated its initial share class as “Class J Shares.”

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*The Fund’s inception date – April 30, 1985

(1) Closed to new investors.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09 - 10/31/09)†

Actual	$1,000.00	$1,222.50	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

†	Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

102 | October 31, 2009

Janus Venture Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Common Stock – 99.7%
Advertising Agencies – 0.5%
539,695	MDC Partners, Inc. – Class A (U.S. Shares)*	$4,398,514
Aerospace and Defense – 0.3%
69,925	TransDigm Group, Inc.*	2,739,662
Applications Software – 0.4%
1,602,098	inContact, Inc.*,£	3,861,056
Auction House – Art Dealer – 0.8%
323,650	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	7,094,408
Audio and Video Products – 1.6%
522,055	DTS, Inc.*	14,748,054
Automotive – Truck Parts and Equipment-Replacement – 0.3%
588,688	Motorcar Parts of America, Inc.*,£	3,120,046
Beverages – Non-Alcoholic – 0.2%
355,070	Heckmann Corp.*	1,512,598
Broadcast Services and Programming – 1.5%
528,479	DG FastChannel, Inc.*	11,082,205
9,700	Genius Products, Inc.*,§,£,°°	48,015
748,777	Genius Products, Inc. – Private Placement*,§,£,°°	3,088,705
		14,218,925
Casino Hotels – 0.4%
1,451,136	Century Casinos, Inc.*,£	4,164,760
Casino Services – 0.0%
254,973	PokerTek, Inc.*,£	229,476
Commercial Services – 4.3%
484,275	CoStar Group, Inc.*	18,799,555
268,355	HMS Holdings Corp.*	11,520,480
2,346,939	Intermap Technologies Corp.*,£	5,423,690
229,805	Providence Service Corp.*	2,863,370
50,000	Standard Parking Corp.*	880,000
		39,487,095
Commercial Services – Finance – 2.5%
645,080	Euronet Worldwide, Inc.*	15,256,142
515,240	Riskmetrics Group, Inc.*	7,568,876
		22,825,018
Computer Graphics – 0.7%
817,532	Monotype Imaging Holdings, Inc.*	6,147,841
Computer Services – 1.7%
3,140,420	LivePerson, Inc.*,**,£	15,796,313
Consulting Services – 0.8%
1,961,073	Information Services Group, Inc.*,£	7,059,863
Consumer Products – Miscellaneous – 2.9%
983,640	Jarden Corp.**	26,941,900
Decision Support Software – 1.3%
383,215	MSCI, Inc.*	11,649,736
Distribution/Wholesale – 0.8%
210,556	MWI Veterinary Supply, Inc.*	7,453,682
Diversified Operations – 1.3%
302,885	Barnes Group, Inc.	4,800,727
867,990	Digital Domain – Private Placement*,°° ,§	7,291,116
		12,091,843
E-Commerce/Services – 0.1%
547,155	Kowabunga!, Inc.*	136,789
1,402,519	Workstream, Inc. (U.S. Shares)*,£	405,328
		542,117
Educational Software – 0.5%
132,045	Blackboard, Inc.*	4,683,636
Electric Products – Miscellaneous – 1.5%
353,780	Harbin Electric, Inc.*	5,635,715
541,525	Harbin Electric – Private Placement*	8,626,493
		14,262,208
E-Marketing/Information – 0.6%
356,440	Constant Contact, Inc.*	5,906,211
Enterprise Software/Services – 5.0%
192,030	Concur Technologies, Inc.*	6,843,949
44,180	Informatica Corp.*	937,941
262,550	MedAssets, Inc.*	5,760,347
229,245	Salary.com, Inc.*	632,716
1,262,650	Ultimate Software Group, Inc.*,**,£	32,210,201
		46,385,154
E-Services/Consulting – 1.7%
804,165	GSI Commerce, Inc.*	15,255,010
Finance – Investment Bankers/Brokers – 0.7%
977,330	Broadpoint Gleacher Securities Group, Inc.*	6,225,592
Finance – Other Services – 0.3%
240,751	MarketAxess Holdings, Inc.	2,860,122
Firearms and Ammunition – 1.8%
1,512,505	Smith & Wesson Holding Corp.*	6,458,396
988,405	Sturm Ruger & Co., Inc.£	10,496,861
		16,955,257
Footwear and Related Apparel – 1.5%
618,740	Skechers U.S.A., Inc. – Class A*	13,500,907
Gambling – Non-Hotel – 0.7%
907,650	Great Canadian Gaming Corp.*	6,309,418
Hotels and Motels – 1.0%
1,901,500	Kingdom Hotel Investments (GDR)*	7,415,850
445,760	Morgans Hotel Group Co.*	1,479,923
		8,895,773
Human Resources – 2.1%
645,725	Resources Connection, Inc.*	11,151,671
547,090	SuccessFactors, Inc.*	8,365,006
		19,516,677
Identification Systems and Devices – 0.6%
864,775	L-1 Identity Solutions, Inc.*	5,110,820
Industrial Audio and Video Products – 1.4%
1,216,370	Imax Corp. (U.S. Shares)*	12,528,611
Internet Applications Software – 2.1%
534,045	DealerTrack Holdings, Inc.*	8,801,062
560,075	Vocus, Inc.*	10,137,357
		18,938,419
Internet Content – Information/News – 1.1%
1,640,185	Health Grades, Inc.*,£	7,118,403
416,620	TechTarget, Inc.*	2,624,706
		9,743,109

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 103

Janus Venture Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Investment Companies – 0.1%
171,010	UTEK Corp.*	$692,591
Machinery – General Industrial – 0.6%
150,000	Wabtec Corp.	5,514,000
Marine Services – 0.3%
1,548,955	Odyssey Marine Exploration, Inc.*	2,323,433
Medical – Biomedical and Genetic – 2.4%
359,330	Acorda Therapeutics, Inc.*	7,808,241
674,510	Incyte Corp., Ltd.*	3,972,864
423,085	Myriad Genetics, Inc.*	10,272,504
		22,053,609
Medical – Outpatient and Home Medical Care – 1.7%
337,522	Hythiam, Inc.*	145,134
547,450	LHC Group, Inc.*	15,279,330
		15,424,464
Medical Information Systems – 1.5%
200,460	Athenahealth, Inc.*	7,539,300
397,401	Medidata Solutions, Inc.*	6,278,936
		13,818,236
Medical Instruments – 1.4%
140,679	Conmed Corp.*	2,980,988
100,000	Genomic Health, Inc.*	1,857,000
135,825	Techne Corp.	8,490,421
		13,328,409
Medical Labs and Testing Services – 1.6%
205,893	Bio-Reference Labs, Inc.*	6,656,521
235,792	Genoptix, Inc.*	8,203,203
		14,859,724
Medical Products – 2.0%
727,740	PSS World Medical, Inc.*	14,714,903
1,096,843	TomoTherapy, Inc.*	3,641,519
		18,356,422
Motion Pictures and Services – 1.9%
66,230	DreamWorks Animation SKG, Inc. – Class A*	2,119,360
3,007,545	Lions Gate Entertainment Corp. (U.S. Shares)*	15,609,159
		17,728,519
MRI and Medical Diagnostic Imaging Center – 0.5%
619,265	Alliance Healthcare Service*	3,368,801
659,020	RadNet, Inc.*	1,601,419
		4,970,220
Networking Products – 0.7%
388,915	Switch & Data Facilities Co., Inc.*	6,506,548
Oil Field Machinery and Equipment – 1.2%
363,625	Dresser-Rand Group, Inc.*	10,716,029
Pharmacy Services – 4.5%
546,780	Catalyst Health Solutions, Inc.*	17,152,488
532,570	SXC Health Solutions Corp. (U.S. Shares)*	24,327,797
		41,480,285
Physical Practice Management – 1.3%
232,410	Mednax, Inc.*	12,066,727
Physical Therapy and Rehabilitation Centers – 0.8%
368,880	Psychiatric Solutions, Inc.*	7,613,683
Printing – Commercial – 3.3%
599,718	VistaPrint, Ltd. (U.S. Shares)*	30,615,604
Real Estate Management/Services – 2.2%
1,851,377	LPS Brasil Consultoria de Imoveis S.A.*	19,871,103
Retail – Apparel and Shoe – 0.3%
494,702	bebe Stores, Inc.	3,096,835
Retail – Automobile – 0.3%
88,465	Copart, Inc.*	2,845,919
Retail – Major Department Stores – 0.6%
914,690	Saks, Inc.*	5,131,411
Retail – Petroleum Products – 2.8%
515,130	World Fuel Services Corp.**	26,194,361
Retail – Vitamins/Nutritional Supplements – 0.1%
72,840	Vitamin Shoppe, Inc.*	1,279,799
Schools – 3.3%
366,464	American Public Education, Inc.*	11,690,202
942,885	Bridgepoint Education Inc.*	13,370,109
128,335	Corinthian Colleges, Inc.*	2,035,393
221,034	Grand Canyon Education, Inc.*	3,585,171
		30,680,875
Semiconductor Components/Integrated Circuits – 1.4%
3,541,840	Atmel Corp.*	13,175,645
Telecommunication Equipment – 2.9%
687,236	Arris Group, Inc.*	7,051,041
728,645	CommScope, Inc.*	19,687,988
		26,739,029
Telecommunication Services – 0.8%
515,205	SAVVIS, Inc.*	7,619,882
Theaters – 1.7%
961,147	National CineMedia, Inc.	15,378,352
Transactional Software – 3.9%
923,790	Solera Holdings, Inc.	29,764,513
861,215	Yucheng Technologies, Ltd. (U.S. Shares)*,£	6,200,748
		35,965,261
Transportation – Marine – 1.0%
1,671,033	Horizon Lines, Inc. – Class A£	8,772,923
Transportation – Truck – 1.7%
340,065	Forward Air Corp.	7,256,987
93,160	Landstar System, Inc.	3,282,958
199,915	Old Dominion Freight Line, Inc.*	5,195,791
		15,735,736
Water Treatment Systems – 1.1%
492,690	Nalco Holding Co.	10,420,394
Web Hosting/Design – 3.4%
192,522	Equinix, Inc.*,**	16,425,977
3,704,519	NaviSite, Inc.*,£	6,779,270
957,080	NIC, Inc.*	8,384,021
		31,589,268
Wireless Equipment – 1.4%
469,400	SBA Communications Corp. – Class A*	13,241,774

Total Common Stock (cost $882,837,818)		918,966,901

Promissory Note – 0.2%
Broadcast Services and Programming – 0.2%
2,000,000	Genius Products, Inc., 5.00%, 12/31/10*,°° (cost $2,000,000)	2,000,000

See Notes to Schedules of Investments and Financial Statements.

104 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Warrants – 0%
Automotive – Truck Parts and Equipment-Replacement – 0%
88,303	Motorcar Parts of America, Inc. – expires 5/17/12*,°° ,§	$159
Casino Services – 0%
146,926	PokerTek, Inc. – expires 4/23/12*,°° ,§	76,343
Networking Products – 0%
2,090	Lantronix, Inc. – Private Placement – expires 2/9/11*,°°	4

Total Warrants (cost $911,295)		76,506

Money Markets – 0.2%
1,911,000	Janus Cash Liquidity Fund, 0% (cost $1,911,000)	1,911,000

Total Investments (total cost $887,660,113) – 101.2%		922,954,407

Securities Sold Short – (1.1%)

Apparel Manufacturers – (0.6)%

150,000	Columbia Sportswear Co.	(5,707,500)
Athletic Footwear – 0%
35,907	K-Swiss, Inc.*	(293,001)
Commercial Banks – (0.1)%
750,000	Pacific Capital Bancorp*	(967,500)
Computers – Memory Devices – (0.4)%
183,035	STEC, Inc.*	(3,902,306)

Total Securities Sold Short (proceeds $11,323,753)		(10,870,307)

Cash, Receivables and Other Assets, net of Liabilities**-1.0%		9,299,497

Net Assets – 100%		$921,383,597

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$19,871,103	2.2%
Canada	76,096,924	8.2%
Cayman Islands	7,415,850	0.8%
Netherlands	30,615,604	3.3%
United States††	782,754,178	84.8%
Virgin Islands	6,200,748	0.7%

Total	$922,954,407	100.0%

††	Includes Cash Equivalents (84.6% excluding Cash Equivalents)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(10,870,307)	100.0%

Total	$(10,870,307)	100.0%

Schedule of Written Options – Calls	Value

World Fuel Services Corp. expires November 2009 1000 contracts exercise price $55.00 (Premiums received $95,000)	$(79,030)

Schedule of Written Options – Puts
Equinix, Inc. expires November 2009 1,000 contracts exercise price $90.00	$(603,930)
Psychiatric Solutions, Inc. expires November 2009 500 contracts exercise price $22.50	(129,010)
Strayer Education, Inc. expires November 2009 500 contracts exercise price $200.00	(294,015)
World Fuel Services Corp. expires November 2009 1,000 contracts exercise price $45.00	(51,560)

Total Written Options – Puts
(Premiums received $415,000)	$(1,078,515)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 105

Statements of Assets and Liabilities

	Janus	Janus	Janus
As of October 31, 2009	Balanced	Contrarian	Enterprise	Janus
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$4,144,754	$4,014,040	$2,152,799	$7,181,849
Unaffiliated investments at value	$4,507,899	$3,314,215	$2,229,250	$7,882,721
Affiliated investments at value	$109,536	$635,743	$65,820	$335,355
Cash	–	7,750	2,993	227
Cash denominated in foreign currency(2)	–	–	–	–
Restricted cash (Note 1)	–	6,380	–	–
Deposits with broker for short sales	–	–	–	–
Receivables:
Investments sold	44,922	7,040	6,402	24,267
Fund shares sold	10,652	1,941	4,452	3,626
Dividends	4,370	1,804	506	8,499
Interest	29,580	1,158	–	–
Non-interested Trustees’ deferred compensation	113	94	56	200
Other assets	214	347	1,340	795
Variation Margin	–	–	–	–
Forward currency contracts	338	77	120	860
Total Assets	4,707,624	3,976,549	2,310,939	8,256,550
Liabilities:
Payables:
Short sales, at value(3)	–	–	–	–
Options written, at value(4)	–	17,195	–	1,435
Swap Contracts	–	–	–	–
Due to Custodian	1,324	–	–	–
Investments purchased	38,542	92,837	8,167	17,191
Fund shares repurchased	5,014	6,020	3,327	5,730
Dividends	31	14	5	–
Advisory fees	2,193	2,901	1,296	4,639
Transfer agent fees and expenses	67	47	158	314
Administrative fees – Class J Shares(5)	639	615	256	1,270
Administrative fees – Class R Shares	10	1	10	–
Administrative fees – Class S Shares	108	1	49	19
Distribution fees – Class A Shares	68	16	17	1
Distribution fees – Class C Shares	207	59	19	5
Distribution fees – Class R Shares	21	1	19	–
Distribution fees – Class S Shares	108	1	49	19
Networking fees – Class A Shares	37	56	51	1
Networking fees – Class C Shares	36	67	30	3
Networking fees – Class I Shares	3	5	6	–
Non-interested Trustees’ fees and expenses	12	11	12	22
Non-interested Trustees’ deferred compensation fees	113	94	56	200
Foreign tax liability	–	620	–	–
Accrued expenses and other payables	191	319	370	385
Forward currency contracts	798	3,589	625	4,290
Total Liabilities	49,522	124,469	14,522	35,524

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Includes cost of $3,368,478 for Janus Orion Fund.
(3)	Includes proceeds of $2,607,106 and $11,323,753 on short sales for Janus Triton Fund and Janus Venture Fund, respectively.
(4)	Includes premiums of $10,649,067, $2,729,223, $6,354,247 and $510,000 on written options for Janus Contrarian Fund, Janus Fund, Janus Orion Fund and Janus Venture Fund, respectively.
(5)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”

See Notes to Financial Statements.

106 | October 31, 2009

Janus Growth
and		Janus	Janus		Janus	Janus
Income	Janus Orion	Research	Research	Janus Triton	Twenty	Venture
Fund	Fund	Core Fund(1)	Fund	Fund	Fund	Fund

$3,294,207	$2,515,830	$573,338	$2,676,718	$320,552	$6,592,967	$887,660
$3,587,753	$2,752,746	$595,066	$2,882,748	$310,734	$8,515,403	$806,268
$113,876	$427,448	$–	$4,943	$36,334	$451,845	$116,686
107	–	–	376	1,716	1,742	–
–	3,368	–	–	–	–	–
–	4,084	–	–	–	–	900
–	–	–	–	2,607	–	11,324

17,065	32,862	1,499	13,521	4,000	52,952	1,030
1,421	1,687	89	1,487	751	2,623	92
6,191	1,743	927	4,079	93	11,284	4
1,864	–	–	–	–	–	70
90	78	14	70	8	219	22
354	471	20	7,091	–	176	7
–	2,190	–	–	–	–	–
205	914	54	370	–	–	–
3,728,926	3,227,591	597,669	2,914,685	356,243	9,036,244	936,403

–	–	–	–	2,820	–	10,870
–	3,425	–	–	–	–	1,158
–	3,708	–	–	–	–	–
–	1,528	1,159	–	–	–	371
109	10,918	–	8,666	7,247	4,664	1,238
1,940	3,358	578	3,979	1,345	7,991	542
–	–	1	–	–	–	–
2,045	1,816	158	2,074	195	5,132	533
172	245	62	212	25	253	51
599	485	89	454	54	1,441	121
–	–	–	N/A	–	N/A	N/A
15	3	5	–	1	N/A	N/A
4	6	1	–	3	N/A	N/A
4	8	7	–	5	N/A	N/A
1	1	1	N/A	1	N/A	N/A
15	3	5	–	1	N/A	N/A
13	14	6	–	2	N/A	N/A
4	8	8	–	1	N/A	N/A
–	–	–	–	–	N/A	N/A
10	8	2	8	–	23	3
90	78	14	70	8	219	22
–	6,847	–	–	–	–	–
263	316	204	260	168	264	110
1,966	3,731	231	1,895	–	–	–
7,250	36,506	2,531	17,618	11,876	19,987	15,019

See Notes to Financial Statements.

Janus Growth & Core Funds | 107

Statements of Assets and Liabilities (continued)

	Janus	Janus	Janus
As of October 31, 2009	Balanced	Contrarian	Enterprise	Janus
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Fund

Net Assets	$4,658,102	$3,852,080	$2,296,417	$8,221,026
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$4,296,806	$5,151,857	$3,781,446	$12,289,479
Undistributed net investment income/(loss)*	(233)	(3,167)	(56)	5,582
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(110,855)	(1,221,886)	(1,626,730)	(5,108,328)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	472,384	(74,724)	141,757	1,034,293
Total Net Assets	$4,658,102	$3,852,080	$2,296,417	$8,221,026
Net Assets – Class A Shares	$314,935	$68,166	$74,709	$4,237
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,443	5,836	1,759	177
Net Asset Value Per Share(3)	$23.43	$11.68	$42.46	$23.96
Maximum Offering Price Per Share(4)	$24.86	$12.39	$45.05	$25.42
Net Assets – Class C Shares	$248,071	$64,036	$21,706	$5,443
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,601	5,495	512	228
Net Asset Value Per Share(3)	$23.40	$11.65	$42.36	$23.90
Net Assets – Class I Shares	$104,063	$57,734	$416,272	$25,857
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,442	4,936	9,792	1,079
Net Asset Value Per Share	$23.43	$11.70	$42.51	$23.96
Net Assets – Class J Shares	$3,438,753	$3,655,102	$1,521,578	$8,100,358
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	146,816	312,618	35,806	338,269
Net Asset Value Per Share	$23.42	$11.69	$42.50	$23.95
Net Assets – Class R Shares	$49,678	$2,549	$43,798	$781
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,122	218	1,033	33
Net Asset Value Per Share	$23.41	$11.67	$42.41	$23.91
Net Assets – Class S Shares	$502,602	$4,493	$218,354	$84,350
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,457	385	5,144	3,523
Net Asset Value Per Share	$23.42	$11.68	$42.45	$23.95

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Net of foreign tax on investments of $619,862 and $6,847,240 for Janus Contrarian Fund and Janus Orion Fund, respectively.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

108 | October 31, 2009

Janus Growth
and		Janus	Janus		Janus	Janus
Income	Janus Orion	Research	Research	Janus Triton	Twenty	Venture
Fund	Fund	Core Fund(1)	Fund	Fund	Fund	Fund

$3,721,676	$3,191,085	$595,138	$2,897,067	$344,367	$9,016,257	$921,384

$4,495,365	$4,484,021	$746,840	$6,302,741	$342,300	$7,443,422	$1,061,248
2,054	(209)	1,038	7,529	92	(219)	(22)

(1,181,713)	(1,949,065)	(174,305)	(3,622,613)	(24,328)	(801,289)	(174,938)

405,970	656,338	21,565	209,410	26,303	2,374,343	35,096
$3,721,676	$3,191,085	$595,138	$2,897,067	$344,367	$9,016,257	$921,384
$19,157	$23,859	$6,107	$88	$13,610	N/A	N/A
724	2,642	340	4	1,173	N/A	N/A
$26.47	$9.03	$17.94	$22.49	$11.60	N/A	N/A
$28.08	$9.58	$19.03	$23.86	$12.31	N/A	N/A
$4,760	$9,611	$8,251	$69	$6,018	N/A	N/A
180	1,067	461	3	519	N/A	N/A
$26.42	$9.01	$17.88	$22.44	$11.60	N/A	N/A
$6,761	$9,121	$2,437	$6,821	$4,377	N/A	N/A
255	1,009	136	303	376	N/A	N/A
$26.48	$9.04	$17.91	$22.50	$11.63	N/A	N/A
$3,622,998	$3,133,551	$554,296	$2,890,078	$315,350	$9,016,257	$921,384
136,875	346,841	30,956	128,508	27,187	158,180	23,823
$26.47	$9.03	$17.91	$22.49	$11.60	$57.00	$38.68
$1,789	$1,597	$1,298	N/A	$1,167	N/A	N/A
68	178	73	N/A	100	N/A	N/A
$26.45	$9.02	$17.90	N/A	$11.64	N/A	N/A
$66,211	$13,346	$22,749	$11	$3,845	N/A	N/A
2,503	1,478	1,270	486**	331	N/A	N/A
$26.46	$9.03	$17.92	$22.46	$11.60	N/A	N/A

See Notes to Financial Statements.

Janus Growth & Core Funds | 109

Statements of Operations

	Janus	Janus	Janus
For the fiscal year ended October 31, 2009	Balanced	Contrarian	Enterprise	Janus
(all numbers in thousands)	Fund	Fund	Fund	Fund

Investment Income:
Interest	$78,149	$2,998	$66	$4,285
Securities lending income	–	5	–	–
Dividends	31,472	30,332	14,225	99,598
Dividends from affiliates	258	3,347	121	1,348
Fee Income	11	–	–	–
Foreign tax withheld	(1,461)	(1,450)	(162)	(4,133)
Total Investment Income	108,429	35,232	14,250	101,098
Expenses:
Advisory fees	17,030	24,048	10,107	46,944
Transfer agent expenses	465	1,562	1,029	2,572
Registration fees	221	150	252	243
Custodian fees	98	250	56	98
Audit fees	19	18	16	6
Postage and mailing expenses	398	935	599	1,261
Printing fees	262	447	390	480
Non-interested Trustees’ fees and expenses	110	92	60	219
Short sales dividend expense	–	667	–	–
Short sales interest expense	–	–	–	–
Stock loan fees	–	215	–	–
Administrative fees – Class J Shares(2)	5,797	6,230	2,527	13,082
Administrative fees – Class R Shares	32	2	34	1
Administrative fees – Class S Shares	388	4	174	69
Distribution fees – Class A Shares	234	62	65	4
Distribution fees – Class C Shares	675	218	68	17
Distribution fees – Class R Shares	64	4	67	1
Distribution fees – Class S Shares	388	4	174	69
Networking fees – Class A Shares	43	64	39	2
Networking fees – Class C Shares	66	100	39	3
Networking fees – Class I Shares	6	2	6	1
Other expenses	168	179	118	291
Non-recurring costs (Note 4)	–	–	–	1
Costs assumed by Janus Capital Management LLC (Note 4)	–	–	–	(1)
Total Expenses	26,464	35,253	15,820	65,363
Expense and Fee Offset	(50)	(250)	(98)	(320)
Net Expenses	26,414	35,003	15,722	65,043
Less: Excess Expense Reimbursement	–	(75)	(32)	(2)
Net Expenses after Expense Reimbursement	26,414	34,928	15,690	65,041
Net Investment Income/(Loss)	82,015	304	(1,440)	36,057
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(66,509)	(970,261)	(248,916)	(1,697,312)
Net realized gain/(loss) from futures contracts	–	–	–	–
Net realized gain/(loss) from short sales	–	(5,566)	–	–
Net realized gain/(loss) from swap contracts	–	–	–	–
Net realized gain/(loss) from options contracts	–	(239,677)	–	30,877
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	656,231	1,525,672	538,854	2,960,657
Net Gain/(Loss) on Investments	589,722	310,168	289,938	1,294,222
Net Increase/(Decrease) in Net Assets Resulting from Operations	$671,737	$310,472	$288,498	$1,330,279

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”
(3)	Net of foreign tax on investments of $619,862 and $6,847,240 for Janus Contrarian Fund and Janus Orion Fund, respectively.

See Notes to Financial Statements.

110 | October 31, 2009

Janus		Janus	Janus	Janus	Janus	Janus
Growth and Income	Janus Orion	Research	Research	Triton	Twenty	Venture
Fund	Fund	Core Fund(1)	Fund	Fund	Fund	Fund

$7,905	$1,207	$7	$52	$1	$152	$86
–	31	–	–	4	–	–
62,635	25,494	9,155	40,827	2,482	59,059	2,562
691	2,887	30	58	61	3,291	948
–	–	–	–	–	–	–
(2,478)	(880)	(169)	(736)	(13)	(3,073)	(10)
68,753	28,739	9,023	40,201	2,535	59,429	3,586

20,169	16,733	3,073	17,671	1,278	49,894	4,968
1,387	1,863	338	1,697	138	1,422	264
116	103	107	58	98	74	38
65	254	9	143	26	165	39
18	17	21	23	13	18	21
810	960	348	874	177	–	307
375	466	240	392	196	–	219
84	83	12	73	4	258	20
–	69	–	–	–	–	77
–	–	–	–	2	–	66
–	202	–	–	2	–	57
6,024	4,518	903	4,456	353	14,012	1,128
2	1	1	N/A	1	N/A	N/A
54	8	20	–	2	N/A	N/A
16	20	5	–	9	N/A	N/A
15	30	27	–	15	N/A	N/A
3	2	2	N/A	1	N/A	N/A
54	8	20	–	2	N/A	N/A
13	16	7	–	3	N/A	N/A
6	12	13	–	2	N/A	N/A
–	1	–	–	–	N/A	N/A
158	167	69	131	61	1,796	71
1	–	–	–	N/A	1	–
(1)	–	–	–	N/A	(1)	–
29,369	25,533	5,215	25,518	2,383	67,639	7,275
(164)	(224)	(34)	(184)	(12)	(225)	–
29,205	25,309	5,181	25,334	2,371	67,414	7,275
(16)	(6)	(365)	–	(5)	–	–
29,189	25,303	4,816	25,334	2,366	67,414	7,275
39,564	3,436	4,207	14,867	169	(7,985)	(3,689)

(627,685)	(1,148,994)	(153,918)	(648,661)	(15,104)	7,848	(156,432)
–	(75,144)	–	–	–	(31,492)	–
–	(16,120)	–	–	561	–	90
–	28,469	–	2,642	–	–	–
(59,830)	(13,065)	12	596	77	831	(235)

1,310,185	1,902,262	229,183	1,180,316	72,013	1,724,202	371,760
622,670	677,408	75,277	534,893	57,547	1,701,389	215,183
$662,234	$680,844	$79,484	$549,760	$57,716	$1,693,404	$211,494

See Notes to Financial Statements.

Janus Growth & Core Funds | 111

Statements of Changes in Net Assets

	Janus Balanced		Janus Contrarian
For the fiscal years ended October 31	Fund		Fund
(all numbers in thousands)	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$82,015	$66,189	$304	$30,941
Net realized gain/(loss) from investment and foreign currency transactions	(66,509)	64,562	(970,261)	(13,228)
Net realized gain/(loss) from futures contracts	–	–	–	–
Net realized gain/(loss) from short sales	–	–	(5,566)	(63,489)
Net realized gain/(loss) from swap contracts	–	–	–	–
Net realized gain/(loss) from options contracts	–	–	(239,677)	329,236
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	656,231	(703,988)	1,525,672	(3,980,426)
Net Increase/(Decrease) in Net Assets Resulting from Operations	671,737	(573,237)	310,472	(3,696,966)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(1,386)	N/A	–	N/A
Class C Shares	(685)	N/A	–	N/A
Class I Shares	(278)	N/A	–	N/A
Class J Shares(1)	(87,861)	(65,151)	(18,634)	(31,225)
Class R Shares	(152)	N/A	–	N/A
Class S Shares	(1,946)	N/A	–	N/A
Net realized gain/(loss) from investment transactions*
Class A Shares	–	N/A	–	N/A
Class C Shares	–	N/A	–	N/A
Class I Shares	–	N/A	–	N/A
Class J Shares(1)	(68,357)	(87,037)	(127,435)	(352,470)
Class R Shares	–	N/A	–	N/A
Class S Shares	–	N/A	–	N/A
Return of Capital
Class A Shares	(11)	N/A	N/A	N/A
Class C Shares	(6)	N/A	N/A	N/A
Class I Shares	(2)	N/A	N/A	N/A
Class J Shares(1)	(407)	N/A	(1,859)	N/A
Class R Shares	(1)	N/A	N/A	N/A
Class S Shares	(16)	N/A	N/A	N/A
Net (Decrease) from Dividends and Distributions	(161,108)	(152,188)	(147,928)	(383,695)
Capital Share Transactions:
Shares sold
Class A Shares	94,630	N/A	5,459	N/A
Class C Shares	80,039	N/A	2,844	N/A
Class I Shares	62,887	N/A	43,446	N/A
Class J Shares(1)	1,099,177	774,337	350,283	2,111,914
Class R Shares	29,554	N/A	196	N/A
Class S Shares	67,087	N/A	1,786	N/A
Shares issued in connection with acquisition (see Note 9)
Class A Shares	230,834	N/A	90,442	N/A
Class C Shares	157,683	N/A	76,851	N/A
Class I Shares	46,096	N/A	16,860	N/A
Class R Shares	25,133	N/A	2,074	N/A
Class S Shares	409,342	N/A	4,907	N/A
Reinvested dividends and distributions
Class A Shares	1,129	N/A	–	N/A
Class C Shares	499	N/A	–	N/A
Class I Shares	260	N/A	–	N/A
Class J Shares(1)	153,711	150,171	143,558	375,039
Class R Shares	120	N/A	–	N/A
Class S Shares	1,944	N/A	–	N/A
Shares repurchased
Class A Shares	(38,326)	N/A	(17,010)	N/A
Class C Shares	(9,932)	N/A	(7,338)	N/A
Class I Shares	(7,118)	N/A	(2,630)	N/A
Class J Shares(1)	(567,449)	(624,001)	(947,072)	(2,930,515)
Class R Shares	(8,626)	N/A	(241)	N/A
Class S Shares	(42,738)	N/A	(2,864)	N/A
Net Increase/(Decrease) from Capital Share Transactions	1,785,936	300,507	(238,449)	(443,562)
Net Increase/Decrease in Net Assets	2,296,565	(424,918)	(75,905)	(4,524,223)
Net Assets:
Beginning of period	2,361,537	2,786,455	3,927,985	8,452,208
End of period	$4,658,102	$2,361,537	$3,852,080	$3,927,985

Undistributed net investment income/(loss)*	$(233)	$9,787	$(3,167)	$17,974

*	See Note 5 in Notes to Financial Statements

(1)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”

See Notes to Financial Statements.

112 | October 31, 2009

				Janus Growth
Janus Enterprise				and		Janus Orion
Fund		Janus Fund		Income Fund		Fund
2009	2008	2009	2008	2009	2008	2009	2008

$(1,440)	$736	$36,057	$66,354	$39,564	$64,095	$3,436	$31,451

(248,916)	338,257	(1,697,312)	797,191	(627,685)	(398,967)	(1,148,994)	482,892
–	–	–	–	–	–	(75,144)	(5,595)
–	–	–	–	–	–	(16,120)	1,365
–	–	–	–	–	(10,357)	28,469	18,339
–	–	30,877	(12,037)	(59,830)	(14,682)	(13,065)	41,135

538,854	(1,295,005)	2,960,657	(5,806,130)	1,310,185	(2,483,319)	1,902,262	(3,127,027)
288,498	(956,012)	1,330,279	(4,954,622)	662,234	(2,843,230)	680,844	(2,557,440)

–	N/A	–	N/A	(21)	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	(3)	N/A	–	N/A
–	–	(96,855)	(62,048)	(37,774)	(79,263)	(24,663)	(16,326)
–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	(49)	N/A	–	N/A

–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A
–	–	–	–	–	(673,823)	–	–
–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	(2,380)	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
–	–	(96,855)	(62,048)	(37,847)	(753,086)	(27,043)	(16,326)

9,110	N/A	1,978	N/A	1,116	N/A	2,765	N/A
2,479	N/A	494	N/A	491	N/A	801	N/A
72,432	N/A	14,638	N/A	5,901	N/A	8,481	N/A
229,687	649,837	1,032,025	1,410,540	245,940	400,332	304,003	1,524,851
7,905	N/A	293	N/A	215	N/A	494	N/A
21,057	N/A	5,527	N/A	3,369	N/A	4,793	N/A

81,741	N/A	6,877	N/A	33,776	N/A	21,320	N/A
21,758	N/A	4,751	N/A	3,384	N/A	7,379	N/A
365,389	N/A	18,670	N/A	1,370	N/A	1,203	N/A
33,459	N/A	590	N/A	2,645	N/A	543	N/A
190,930	N/A	74,574	N/A	48,609	N/A	6,068	N/A

–	N/A	–	N/A	20	N/A	–	N/A
–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	3	N/A	–	N/A
–	–	94,594	60,491	36,921	738,481	26,546	16,032
–	N/A	–	N/A	–	N/A	–	N/A
–	N/A	–	N/A	48	N/A	–	N/A

(15,927)	N/A	(2,632)	N/A	(2,625)	N/A	(4,160)	N/A
(2,119)	N/A	(343)	N/A	(408)	N/A	(860)	N/A
(39,192)	N/A	(1,314)	N/A	(165)	N/A	(194)	N/A
(344,565)	(529,533)	(1,775,700)	(1,964,814)	(621,124)	(1,304,690)	(536,130)	(1,460,583)
(3,932)	N/A	(102)	N/A	(358)	N/A	(139)	N/A
(19,809)	N/A	(15,612)	N/A	(7,540)	N/A	(510)	N/A
610,403	120,304	(540,692)	(493,783)	(248,412)	(165,877)	(157,597)	80,300
898,901	(835,708)	692,732	(5,510,453)	375,975	(3,762,193)	496,204	(2,493,466)

1,397,516	2,233,224	7,528,294	13,038,747	3,345,701	7,107,894	2,694,881	5,188,347
$2,296,417	$1,397,516	$8,221,026	$7,528,294	$3,721,676	$3,345,701	$3,191,085	$2,694,881

$(56)	$(25)	$5,582	$64,903	$2,054	$(58)	$(209)	$22,099

See Notes to Financial Statements.

Janus Growth & Core Funds | 113

Statements of Changes in Net Assets (continued)

	Janus Research		Janus Research
For the fiscal years ended October 31, 2009	Core Fund(1)		Fund
(all numbers in thousands)	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$4,207	$8,984(2)	$14,867	$9,649
Net realized gain/(loss) from investment and foreign currency transactions	(153,918)	17,348	(648,661)	(70,127)
Net realized gain/(loss) from futures contracts	–	–	–	–
Net realized gain/(loss) from short sales	–	–	–	–
Net realized gain/(loss) from swap contracts	–	(1,608)	2,642	(5,389)
Net realized gain/(loss) from options contracts	12	(215)	596	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	229,183	(461,227)(2)	1,180,316	(1,963,789)
Net Increase/(Decrease) in Net Assets Resulting from Operations	79,484	(436,718)	549,760	(2,029,656)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	–	N/A	–	N/A
Class C Shares	–	N/A	–	N/A
Class I Shares	–	N/A	–	N/A
Class J Shares(3)	(8,146)	(8,162)	(20,900)	(4,261)
Class R Shares	–	N/A	–	N/A
Class S Shares	–	N/A	–	N/A
Net realized gain/(loss) from investment transactions*
Class A Shares	–	N/A	–	N/A
Class C Shares	–	N/A	–	N/A
Class I Shares	–	N/A	–	N/A
Class J Shares(3)	(18,689)	(81,266)	–	–
Class R Shares	–	N/A	–	N/A
Class S Shares	–	N/A	–	N/A
Return of Capital
Class J Shares(3)	N/A	N/A	N/A	N/A
Net (Decrease) from Dividends and Distributions	(26,835)	(89,428)	(20,900)	(4,261)
Capital Share Transactions:
Shares sold
Class A Shares	91	N/A	89	N/A
Class C Shares	96	N/A	69	N/A
Class I Shares	1,773	N/A	7,266	N/A
Class J Shares(3)	29,864	83,724	220,437	853,392
Class R Shares	38	N/A	N/A	N/A
Class S Shares	1,362	N/A	11	N/A
Shares issued in connection with acquisition (see Note 9)
Class A Shares	12,273	N/A	N/A	N/A
Class C Shares	8,089	N/A	N/A	N/A
Class I Shares	1,139	N/A	N/A	N/A
Class R Shares	1,391	N/A	N/A	N/A
Class S Shares	26,045	N/A	N/A	N/A
Reinvested dividends and distributions
Class A Shares	–	N/A	N/A	N/A
Class C Shares	–	N/A	N/A	N/A
Class I Shares	–	N/A	N/A	N/A
Class J Shares(3)	26,351	87,706	20,515	4,054
Class R Shares	–	N/A	N/A	N/A
Class S Shares	–	N/A	N/A	N/A
Shares repurchased
Class A Shares	(1,396)	N/A	–	N/A
Class C Shares	(537)	N/A	–	N/A
Class I Shares	(233)	N/A	(92)	N/A
Class J Shares(3)	(111,596)	(231,761)	(470,609)	(1,239,247)
Class R Shares	(153)	N/A	N/A	N/A
Class S Shares	(8,558)	N/A	–	N/A
Net Increase/(Decrease) from Capital Share Transactions	(13,961)	(60,331)	(222,314)	(381,801)
Net Increase/Decrease in Net Assets	38,688	(586,477)	306,546	(2,415,718)
Net Assets:
Beginning of period	556,450	1,142,927	2,590,521	5,006,239
End of period	$595,138	$556,450	$2,897,067	$2,590,521

Undistributed net investment income/(loss)*	$1,038	$4,985(2)	$7,529	$6,674

*	See Note 5 in Notes to Financial Statements

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Prior year amounts have been reclassified due to the recharacterization of dividend income to return of capital with no impact to net assets.
(3)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”

See Notes to Financial Statements.

114 | October 31, 2009

Janus Triton		Janus Twenty		Janus Venture
Fund		Fund		Fund
2009	2008	2009	2008	2009	2008

$169	$(335)	$(7,985)	$(8,041)(2)	$(3,689)	$(5,826)

(15,104)	(10,683)	7,848	523,327(2)	(156,432)	(9,914)
–	–	(31,492)	(16,633)	–	–
561	2,299	–	–	90	585
–	–	–	–	–	–
77	464	831	–	(235)	3,622

72,013	(69,480)	1,724,202	(5,291,524)(2)	371,760	(872,722)
57,716	(77,735)	1,693,404	(4,792,872)	211,494	(884,255)

–	N/A	N/A	N/A	N/A	N/A
–	N/A	N/A	N/A	N/A	N/A
–	N/A	N/A	N/A	N/A	N/A
(60)	–	–	(24,898)	–	–
–	N/A	N/A	N/A	N/A	N/A
–	N/A	N/A	N/A	N/A	N/A

–	N/A	N/A	N/A	N/A	N/A
–	N/A	N/A	N/A	N/A	N/A
–	N/A	N/A	N/A	N/A	N/A
–	(17,032)	–	–	–	(319,906)
–	N/A	N/A	N/A	N/A	N/A
–	N/A	N/A	N/A	N/A	N/A

N/A	N/A	(1,411)	N/A	N/A	N/A
(60)	(17,032)	(1,411)	(24,898)	–	(319,906)

11,395	N/A	N/A	N/A	N/A	N/A
2,774	N/A	N/A	N/A	N/A	N/A
3,786	N/A	N/A	N/A	N/A	N/A
197,026	109,888	468,313	1,011,075	19,837	31,117
407	N/A	N/A	N/A	N/A	N/A
3,011	N/A	N/A	N/A	N/A	N/A

5,739	N/A	N/A	N/A	N/A	N/A
3,039	N/A	N/A	N/A	N/A	N/A
774	N/A	N/A	N/A	N/A	N/A
910	N/A	N/A	N/A	N/A	N/A
815	N/A	N/A	N/A	N/A	N/A

–	N/A	N/A	N/A	N/A	N/A
–	N/A	N/A	N/A	N/A	N/A
–	N/A	N/A	N/A	N/A	N/A
60	16,261	1,381	24,383	–	308,642
–	N/A	N/A	N/A	N/A	N/A
–	N/A	N/A	N/A	N/A	N/A

(4,824)	N/A	N/A	N/A	N/A	N/A
(321)	N/A	N/A	N/A	N/A	N/A
(28)	N/A	N/A	N/A	N/A	N/A
(60,462)	(60,418)	(816,669)	(1,315,914)	(70,827)	(138,884)
(114)	N/A	N/A	N/A	N/A	N/A
(128)	N/A	N/A	N/A	N/A	N/A
163,859	65,731	(346,975)	(280,456)	(50,990)	200,875
221,515	(29,036)	1,345,018	(5,098,226)	160,504	(1,003,286)

122,852	151,888	7,671,239	12,769,465	760,880	1,764,166
$344,367	$122,852	$9,016,257	$7,671,239	$921,384	$760,880

$92	$7	$(219)	$252(2)	$(22)	$(129)

See Notes to Financial Statements.

Janus Growth & Core Funds | 115

Financial Highlights

Class A Shares

For a share outstanding during	Janus Balanced Fund	Janus Contrarian Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$21.31	$10.42
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.02)
Net gains/(losses) on investments (both realized and unrealized)	2.28	1.28
Total from Investment Operations	2.23	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	–
Distributions (from capital gains)*	–	–
Return of Capital	–(2)	N/A
Total Distributions and Other	(.11)	–
Net Asset Value, End of Period	$23.43	$11.68
Total Return**	10.43%	12.09%
Net Assets, End of Period (in thousands)	$314,935	$68,166
Average Net Assets for the Period (in thousands)	$288,992	$76,549
Ratio of Gross Expenses to Average Net Assets***(3)	0.89%	1.36%
Ratio of Net Expenses to Average Net Assets***(3)	0.89%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.35%	(0.36)%
Portfolio Turnover Rate***	158%	80%

Class A Shares

For a share outstanding during	Janus Enterprise Fund	Janus Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$36.63	$20.86
Income from Investment Operations:
Net investment income/(loss)	–	.01
Net gains/(losses) on investments (both realized and unrealized)	5.83	3.09
Total from Investment Operations	5.83	3.10
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$42.46	$23.96
Total Return**	15.92%	14.86%
Net Assets, End of Period (in thousands)	$74,709	$4,237
Average Net Assets for the Period (in thousands)	$79,792	$5,256
Ratio of Gross Expenses to Average Net Assets***(3)	1.20%	1.04%
Ratio of Net Expenses to Average Net Assets***(3)	1.19%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.23)%	0.09%
Portfolio Turnover Rate***	41%	60%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

116 | October 31, 2009

Class A Shares

For a share outstanding during	Janus Growth and Income Fund	Janus Orion Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$23.24	$7.59
Income from Investment Operations:
Net investment income/(loss)	.03	(.01)
Net gains/(losses) on investments (both realized and unrealized)	3.23	1.45
Total from Investment Operations	3.26	1.44
Less Distributions:
Dividends (from net investment income)*	(.03)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.03)	–
Net Asset Value, End of Period	$26.47	$9.03
Total Return**	14.02%	18.97%
Net Assets, End of Period (in thousands)	$19,157	$23,859
Average Net Assets for the Period (in thousands)	$19,612	$24,760
Ratio of Gross Expenses to Average Net Assets***(2)	0.99%	1.18%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.98%	1.16%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	(0.36)%
Portfolio Turnover Rate***	40%	125%

Class A Shares

For a share outstanding during	Janus Research Core Fund(4)	Janus Research Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$15.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gains/(losses) on investments (both realized and unrealized)	2.46	3.06
Total from Investment Operations	2.50	3.08
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$17.94	$22.49
Total Return**	16.19%	15.87%
Net Assets, End of Period (in thousands)	$6,107	$88
Average Net Assets for the Period (in thousands)	$6,725	$24
Ratio of Gross Expenses to Average Net Assets***(2)	0.95%	1.24%
Ratio of Net Expenses to Average Net Assets***(2)	0.93%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	0.02%
Portfolio Turnover Rate***	58%	83%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 1.16% and 1.14%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Formerly named Janus Fundamental Equity Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds | 117

Financial Highlights  (continued)

Class A Shares

For a share outstanding during	Janus Triton Fund
the period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$10.26
Income from Investment Operations:
Net investment income/(loss)	.03
Net gains/(losses) on investments (both realized and unrealized)	1.31
Total from Investment Operations	1.34
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.60
Total Return**	13.06%
Net Assets, End of Period (in thousands)	$13,610
Average Net Assets for the Period (in thousands)	$11,470
Ratio of Gross Expenses to Average Net Assets***(2)	1.34%(3)
Ratio of Net Expenses to Average Net Assets***(2)	1.33%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.99%
Portfolio Turnover Rate***	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 1.34% and 1.33%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

118 | October 31, 2009

Class C Shares

For a share outstanding during	Janus Balanced Fund	Janus Contrarian Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$21.31	$10.42
Income from Investment Operations:
Net investment income/(loss)	(.09)	(.05)
Net gains/(losses) on investments (both realized and unrealized)	2.25	1.28
Total from Investment Operations	2.16	1.23
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	–
Distributions (from capital gains)*	–	–
Return of Capital	–(2)	N/A
Total Distributions and Other	(.07)	–
Net Asset Value, End of Period	$23.40	$11.65
Total Return**	10.13%	11.80%
Net Assets, End of Period (in thousands)	$248,071	$64,036
Average Net Assets for the Period (in thousands)	$208,912	$67,507
Ratio of Gross Expenses to Average Net Assets***(3)	1.70%	2.11%
Ratio of Net Expenses to Average Net Assets***(3)	1.69%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.54%	(1.12)%
Portfolio Turnover Rate***	158%	80%

Class C Shares

For a share outstanding during	Janus Enterprise Fund	Janus Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$36.63	$20.86
Income from Investment Operations:
Net investment income/(loss)	(.10)	(.05)
Net gains/(losses) on investments (both realized and unrealized)	5.83	3.09
Total from Investment Operations	5.73	3.04
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$42.36	$23.90
Total Return**	15.64%	14.57%
Net Assets, End of Period (in thousands)	$21,706	$5,443
Average Net Assets for the Period (in thousands)	$21,146	$5,221
Ratio of Gross Expenses to Average Net Assets***(3)	1.96%	1.79%
Ratio of Net Expenses to Average Net Assets***(3)	1.94%	1.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.98)%	(0.69)%
Portfolio Turnover Rate***	41%	60%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Growth & Core Funds | 119

Financial Highlights  (continued)

Class C Shares

For a share outstanding during	Janus Growth and Income Fund	Janus Orion Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$23.24	$7.59
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.03)
Net gains/(losses) on investments (both realized and unrealized)	3.21	1.45
Total from Investment Operations	3.18	1.42
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$26.42	$9.01
Total Return**	13.68%	18.71%
Net Assets, End of Period (in thousands)	$4,760	$9,611
Average Net Assets for the Period (in thousands)	$4,673	$9,297
Ratio of Gross Expenses to Average Net Assets***(2)	1.74%	1.95%(3)
Ratio of Net Expenses to Average Net Assets***(2)	1.73%	1.93%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.43)%	(1.14)%
Portfolio Turnover Rate***	40%	125%

Class C Shares

For a share outstanding during	Janus Research Core Fund(4)	Janus Research Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$15.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	(.01)	.01
Net gains/(losses) on investments (both realized and unrealized)	2.45	3.02
Total from Investment Operations	2.44	3.03
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$17.88	$22.44
Total Return**	15.80%	15.61%
Net Assets, End of Period (in thousands)	$8,251	$69
Average Net Assets for the Period (in thousands)	$8,280	$25
Ratio of Gross Expenses to Average Net Assets***(2)	1.70%	1.94%
Ratio of Net Expenses to Average Net Assets***(2)	1.68%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	(0.47)%
Portfolio Turnover Rate***	58%	83%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 1.93% and 1.91%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Formerly named Janus Fundamental Equity Fund.

See Notes to Financial Statements.

120 | October 31, 2009

Class C Shares

For a share outstanding during	Janus Triton Fund
the period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$10.26
Income from Investment Operations:
Net investment income/(loss)	–
Net gains/(losses) on investments (both realized and unrealized)	1.34
Total from Investment Operations	1.34
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.60
Total Return**	13.06%
Net Assets, End of Period (in thousands)	$6,018
Average Net Assets for the Period (in thousands)	$4,585
Ratio of Gross Expenses to Average Net Assets***(2)	2.09%(3)
Ratio of Net Expenses to Average Net Assets***(2)	2.07%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.02)%
Portfolio Turnover Rate***	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 2.09% and 2.07%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 121

Financial Highlights  (continued)

Class I Shares

For a share outstanding during	Janus Balanced Fund	Janus Contrarian Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$21.31	$10.42
Income from Investment Operations:
Net investment income/(loss)	.04	–
Net gains/(losses) on investments (both realized and unrealized)	2.20	1.28
Total from Investment Operations	2.24	1.28
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	–
Distributions (from capital gains)*	–	–
Return of Capital	–(2)	N/A
Total Distributions and Other	(.12)	–
Net Asset Value, End of Period	$23.43	$11.70
Total Return**	10.50%	12.28%
Net Assets, End of Period (in thousands)	$104,063	$57,734
Average Net Assets for the Period (in thousands)	$56,942	$27,329
Ratio of Gross Expenses to Average Net Assets***(3)	0.63%	0.94%
Ratio of Net Expenses to Average Net Assets***(3)	0.62%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.57%	(0.13)%
Portfolio Turnover Rate***	158%	80%

Class I Shares

For a share outstanding during	Janus Enterprise Fund	Janus Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$36.63	$20.86
Income from Investment Operations:
Net investment income/(loss)	.05	.02
Net gains/(losses) on investments (both realized and unrealized)	5.83	3.08
Total from Investment Operations	5.88	3.10
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$42.51	$23.96
Total Return**	16.05%	14.86%
Net Assets, End of Period (in thousands)	$416,272	$25,857
Average Net Assets for the Period (in thousands)	$395,409	$18,996
Ratio of Gross Expenses to Average Net Assets***(3)	0.82%	0.73%
Ratio of Net Expenses to Average Net Assets***(3)	0.81%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	0.31%
Portfolio Turnover Rate***	41%	60%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

122 | October 31, 2009

Class I Shares

For a share outstanding during	Janus Growth and Income Fund	Janus Orion Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$23.24	$7.59
Income from Investment Operations:
Net investment income/(loss)	.04	–
Net gains/(losses) on investments (both realized and unrealized)	3.24	1.45
Total from Investment Operations	3.28	1.45
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	–
Net Asset Value, End of Period	$26.48	$9.04
Total Return**	14.12%	19.10%
Net Assets, End of Period (in thousands)	$6,761	$9,121
Average Net Assets for the Period (in thousands)	$2,059	$2,354
Ratio of Gross Expenses to Average Net Assets***(2)	0.72%	0.74%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.67%	0.66%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	(0.31)%
Portfolio Turnover Rate***	40%	125%

Class I Shares

For a share outstanding during	Janus Research Core Fund(4)	Janus Research Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$15.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	.01	–
Net gains/(losses) on investments (both realized and unrealized)	2.46	3.09
Total from Investment Operations	2.47	3.09
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$17.91	$22.50
Total Return**	16.00%	15.92%
Net Assets, End of Period (in thousands)	$2,437	$6,821
Average Net Assets for the Period (in thousands)	$1,092	$794
Ratio of Gross Expenses to Average Net Assets***(2)	0.69%	1.02%
Ratio of Net Expenses to Average Net Assets***(2)	0.65%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.58%	(0.57)%
Portfolio Turnover Rate***	58%	83%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 0.73% and 0.65%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Formerly named Janus Fundamental Equity Fund.

See Notes to Financial Statements.

Janus Growth & Core Funds | 123

Financial Highlights  (continued)

Class I Shares

For a share outstanding during	Janus Triton Fund
the period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$10.26
Income from Investment Operations:
Net investment income/(loss)	.01
Net gains/(losses) on investments (both realized and unrealized)	1.36
Total from Investment Operations	1.37
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.63
Total Return**	13.35%
Net Assets, End of Period (in thousands)	$4,377
Average Net Assets for the Period (in thousands)	$1,277
Ratio of Gross Expenses to Average Net Assets***(2)	1.01%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.97%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.73%
Portfolio Turnover Rate***	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 1.01% and 0.97%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

124 | October 31, 2009

Class J Shares(1)

For a share outstanding during	Janus Balanced Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$20.58	$27.00	$24.07	$21.62	$20.33
Income from Investment Operations:
Net investment income/(loss)	.36	.59	.59	.43	.42
Net gains/(losses) on investments (both realized and unrealized)	3.80	(5.58)	2.91	2.45	1.28
Total from Investment Operations	4.16	(4.99)	3.50	2.88	1.70
Less Distributions and Other:
Dividends (from net investment income)*	(.74)	(.59)	(.57)	(.43)	(.41)
Distributions (from capital gains)*	(.58)	(.84)	–	–	–
Return of Capital	–(2)	N/A	N/A	N/A	N/A
Total Distributions and Other	(1.32)	(1.43)	(.57)	(.43)	(.41)
Net Asset Value, End of Period	$23.42	$20.58	$27.00	$24.07	$21.62
Total Return	21.56%	(19.34)%	14.73%	13.41%	8.43%
Net Assets, End of Period (in thousands)	$3,438,753	$2,361,537	$2,786,455	$2,478,237	$2,507,307
Average Net Assets for the Period (in thousands)	$2,749,762	$2,733,572	$2,593,935	$2,499,295	$2,720,829
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.82%	0.79%	0.79%	0.82%	0.80%
Ratio of Net Expenses to Average Net Assets(3)	0.82%	0.79%	0.79%	0.81%	0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.72%	2.42%	2.34%	1.85%	1.93%
Portfolio Turnover Rate	158%	109%	60%	50%	47%

Class J Shares(1)

For a share outstanding during	Janus Contrarian Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.90	$21.19	$17.44	$14.20	$11.74
Income from Investment Operations:
Net investment income/(loss)	–	.07	.06	.21	.05
Net gains/(losses) on investments (both realized and unrealized)	1.22	(9.40)	5.71	3.25	2.44
Total from Investment Operations	1.22	(9.33)	5.77	3.46	2.49
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.08)	(.21)	(.04)	(.03)
Distributions (from capital gains)*	(.37)	(.88)	(1.81)	(.18)	.00
Return of Capital	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.43)	(.96)	(2.02)	(.22)	(.03)
Net Asset Value, End of Period	$11.69	$10.90	$21.19	$17.44	$14.20
Total Return	12.35%	(46.02)%	36.17%	24.60%	21.19%
Net Assets, End of Period (in thousands)	$3,655,102	$3,927,985	$8,452,208	$4,002,929	$2,906,324
Average Net Assets for the Period (in thousands)	$3,398,196	$7,251,667	$6,378,807	$3,511,568	$2,716,329
Ratio of Gross Expenses to Average Net Assets(3)(4)	1.01%(5)	1.01%	0.97%	0.95%	0.93%
Ratio of Net Expenses to Average Net Assets(3)	1.00%(5)	1.00%	0.96%	0.94%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.02%	0.43%	0.38%	1.41%	0.45%
Portfolio Turnover Rate	80%	52%	28%	39%	42%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 0.98% and 0.98%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 125

Financial Highlights  (continued)

Class J Shares(1)

For a share outstanding during	Janus Enterprise Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$35.71	$59.39	$45.65	$39.48	$33.73
Income from Investment Operations:
Net investment income/(loss)	(.01)	.05	(.01)	(.04)	–
Net gains/(losses) on investments (both realized and unrealized)	6.80	(23.73)	13.75	6.21	5.75
Total from Investment Operations	6.79	(23.68)	13.74	6.17	5.75
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$42.50	$35.71	$59.39	$45.65	$39.48
Total Return	19.01%	(39.87)%	30.10%	15.63%	17.05%
Net Assets, End of Period (in thousands)	$1,521,578	$1,397,516	$2,233,224	$1,743,616	$1,703,542
Average Net Assets for the Period (in thousands)	$1,335,838	$2,025,505	$1,926,163	$1,778,532	$1,728,579
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.99%	0.92%	0.94%	1.00%	0.96%
Ratio of Net Expenses to Average Net Assets(2)	0.98%	0.92%	0.93%	0.99%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.09)%	0.04%	(0.04)%	(0.24)%	(0.30)%
Portfolio Turnover Rate	41%	69%	32%	40%	28%

Class J Shares(1)

For a share outstanding during	Janus Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$20.35	$33.66	$27.43	$24.44	$22.69
Income from Investment Operations:
Net investment income/(loss)	.11	.18	.16	.09	.02
Net gains/(losses) on investments (both realized and unrealized)	3.76	(13.33)	6.17	2.92	1.73
Total from Investment Operations	3.87	(13.15)	6.33	3.01	1.75
Less Distributions:
Dividends (from net investment income)*	(.27)	(.16)	(.10)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.27)	(.16)	(.10)	(.02)	–
Net Asset Value, End of Period	$23.95	$20.35	$33.66	$27.43	$24.44
Total Return	19.35%	(39.24)%	23.12%	12.31%	7.71%
Net Assets, End of Period (in thousands)	$8,100,358	$7,528,294	$13,038,747	$11,208,629	$11,142,921
Average Net Assets for the Period (in thousands)	$7,312,389	$10,973,577	$11,816,878	$11,232,055	$12,310,464
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.89%	0.88%	0.88%	0.90%	0.88%
Ratio of Net Expenses to Average Net Assets(2)	0.88%	0.87%	0.87%	0.90%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.49%	0.60%	0.52%	0.34%	0.07%
Portfolio Turnover Rate	60%	95%	32%	69%	78%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	See Note 6 in Notes to Financial Statements.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

126 | October 31, 2009

Class J Shares(1)

For a share outstanding during	Janus Growth and Income Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$21.90	$44.20	$37.36	$33.97	$29.29
Income from Investment Operations:
Net investment income/(loss)	.28	.38	.63	.61	.24
Net gains/(losses) on investments (both realized and unrealized)	4.56	(17.92)	6.86	3.30	4.66
Total from Investment Operations	4.84	(17.54)	7.49	3.91	4.90
Less Distributions:
Dividends (from net investment income)*	(.27)	(.49)	(.65)	(.52)	(.22)
Distributions (from capital gains)*	–	(4.27)	–	–	–
Total Distributions	(.27)	(4.76)	(.65)	(.52)	(.22)
Net Asset Value, End of Period	$26.47	$21.90	$44.20	$37.36	$33.97
Total Return	22.32%	43.79%	20.22%	11.56%	16.79%
Net Assets, End of Period (in thousands)	$3,622,998	$3,345,701	$7,107,894	$6,780,817	$5,734,941
Average Net Assets for the Period (in thousands)	$3,231,514	$5,463,501	$6,738,311	$6,677,364	$5,454,668
Ratio of Gross Expenses to Average Net Assets(2)(4)	0.90%	0.87%	0.87%	0.89%	0.88%
Ratio of Net Expenses to Average Net Assets(2)	0.89%	0.86%	0.86%	0.88%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.22%	1.17%	1.98%	1.90%	0.68%
Portfolio Turnover Rate	40%	76%	54%	50%	38%

Class J Shares(1)

For a share outstanding during	Janus Orion Fund
each fiscal year ended October 31	2009	2008	2007	2006(3)	2005

Net Asset Value, Beginning of Period	$7.14	$13.57	$9.49	$7.80	$6.25
Income from Investment Operations:
Net investment income/(loss)	.01	.08	.03	.04	.03
Net gains/(losses) on investments (both realized and unrealized)	1.95	(6.47)	4.07	1.71	1.52
Total from Investment Operations	1.96	(6.39)	4.10	1.75	1.55
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.04)	(.02)	(.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Return of Capital	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.07)	(.04)	(.02)	(.06)	–
Net Asset Value, End of Period	$9.03	$7.14	$13.57	$9.49	$7.80
Total Return	27.96%	(47.21)%	43.32%	22.58%	24.80%
Net Assets, End of Period (in thousands)	$3,133,551	$2,694,881	$5,188,347	$3,243,102	$691,401
Average Net Assets for the Period (in thousands)	$2,600,372	$4,709,077	$3,773,555	$966,223	$590,421
Ratio of Gross Expenses to Average Net Assets(2)(4)	0.97%(5)	0.94%(5)	0.93%	1.00%	1.02%
Ratio of Net Expenses to Average Net Assets(2)	0.96%(5)	0.94%(5)	0.92%	0.99%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.14%	0.67%	0.34%	0.80%	0.52%
Portfolio Turnover Rate	125%	144%	24%	63%	68%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	See Note 6 in Notes to Financial Statements.
(3)	Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 0.96% and 0.95%, respectively in 2009 and 0.93% and 0.92%, respectively in 2008, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 127

Financial Highlights  (continued)

Class J Shares(1)

For a share outstanding during	Janus Research Core Fund(2)
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$16.02	$30.28	$25.43	$22.15	$18.78
Income from Investment Operations:
Net investment income/(loss)	.13	.25	.14	.11	.11
Net gains/(losses) on investments (both realized and unrealized)	2.56	(12.10)	4.85	3.24	3.34
Total from Investment Operations	2.69	(11.85)	4.99	3.35	3.45
Less Distributions:
Dividends (from net investment income)*	(.25)	(.22)	(.11)	(.07)	(.08)
Distributions (from capital gains)*	(.55)	(2.19)	(.03)	–	–
Total Distributions	(.80)	(2.41)	(.14)	(.07)	(.08)
Net Asset Value, End of Period	$17.91	$16.02	$30.28	$25.43	$22.15
Total Return	18.35%	(42.21)%	19.71%	15.15%	18.44%
Net Assets, End of Period (in thousands)	$554,296	$556,450	$1,142,927	$1,018,315	$720,889
Average Net Assets for the Period (in thousands)	$498,688	$889,958	$1,067,882	$955,696	$652,913
Ratio of Gross Expenses to Average Net Assets(3)	0.94%	0.91%	0.87%	0.92%	0.90%
Ratio of Net Expenses to Average Net Assets(3)	0.93%	0.90%	0.87%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.84%	1.01%(4)	0.48%	0.49%	0.50%
Portfolio Turnover Rate	58%	157%	33%	46%	74%

Class J Shares(1)

For a share outstanding during	Janus Research Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$18.25	$32.09	$24.19	$22.05	$19.48
Income from Investment Operations:
Net investment income/(loss)	.17	.05	.03	.02	.09
Net gains/(losses) on investments (both realized and unrealized)	4.23	(13.86)	7.89	2.18	2.51
Total from Investment Operations	4.40	(13.81)	7.92	2.20	2.60
Less Distributions:
Dividends (from net investment income)*	(.16)	(.03)	(.02)	(.06)	(.03)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.16)	(.03)	(.02)	(.06)	(.03)
Net Asset Value, End of Period	$22.49	$18.25	$32.09	$24.19	$22.05
Total Return	24.29%	(43.08)%	32.76%	10.00%	13.35%
Net Assets, End of Period (in thousands)	$2,890,078	$2,590,521	$5,006,239	$3,876,997	$4,473,431
Average Net Assets for the Period (in thousands)	$2,505,457	$4,097,719	$4,266,701	$4,052,013	$4,447,616
Ratio of Gross Expenses to Average Net Assets(3)	1.02%	1.06%	1.01%	0.98%	0.93%
Ratio of Net Expenses to Average Net Assets(3)	1.01%	1.05%	1.00%	0.97%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.59%	0.24%	0.11%	0.11%	0.42%
Portfolio Turnover Rate	83%	102%	72%	147%	38%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	Formerly named Janus Fundamental Equity Fund.
(3)	See Note 6 in Notes to Financial Statements.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Class J Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

128 | October 31, 2009

Class J Shares(1)

For a share outstanding during	Janus Triton Fund
each fiscal year or period ended October 31	2009	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$8.89	$17.13	$13.09	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.02	–	.01	–
Net gains/(losses) on investments (both realized and unrealized)	2.70	(6.36)	4.22	2.27	0.86
Total from Investment Operations	2.71	(6.34)	4.22	2.28	0.86
Less Distributions and Other:
Dividends (from net investment income)*	–(3)	–	–	(.03)	–
Distributions (from capital gains)*	–	(1.90)	(.18)	(.02)	–
Return of Capital	N/A	–(4)	N/A	N/A	N/A
Total Distributions and Other	–	(1.90)	(.18)	(.05)	–
Net Asset Value, End of Period	$11.60	$8.89	$17.13	$13.09	$10.86
Total Return**	30.55%	(41.05)%	32.57%	21.06%	8.60%
Net Assets, End of Period (in thousands)	$315,350	$122,852	$151,888	$111,993	$37,695
Average Net Assets for the Period (in thousands)	$193,298	$143,209	$120,057	$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.18%(7)	1.20%(7)	1.13%	1.11%	1.27%
Ratio of Net Expenses to Average Net Assets***(5)	1.17%(7)	1.20%(7)	1.11%	1.09%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	(0.23)%	(0.28)%	0.12%	(0.24)%
Portfolio Turnover Rate***	50%	88%	93%	262%	48%

Class J Shares(1)

For a share outstanding during	Janus Twenty Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$46.29	$74.70	$52.93	$47.63	$39.60
Income from Investment Operations:
Net investment income/(loss)	.06	.01	.15	.32	.10
Net gains/(losses) on investments (both realized and unrealized)	10.66	(28.27)	21.94	5.08	7.94
Total from Investment Operations	10.72	(28.26)	22.09	5.40	8.04
Less Distributions and Other:
Dividends (from net investment income)*	–	(.15)	(.32)	(.10)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Return of Capital	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.01)	(.15)	(.32)	(.10)	(.01)
Net Asset Value, End of Period	$57.00	$46.29	$74.70	$52.93	$47.63
Total Return	23.16%	(37.91)%	41.95%	11.35%	20.31%
Net Assets, End of Period (in thousands)	$9,016,257	$7,671,239	$12,769,465	$9,582,463	$9,612,503
Average Net Assets for the Period (in thousands)	$7,846,950	$11,801,120	$10,355,207	$9,511,589	$9,458,921
Ratio of Gross Expenses to Average Net Assets(5)(6)	0.86%	0.85%	0.88%(8)	0.88%(8)	0.86%
Ratio of Net Expenses to Average Net Assets(5)	0.86%	0.84%	0.88%(8)	0.87%(8)	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.10)%	(0.07)%(9)	0.22%	0.60%	0.21%
Portfolio Turnover Rate	32%	42%	20%	41%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	Period from February 25, 2005 (inception date) through October 31, 2005.
(3)	Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(4)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.
(5)	See Note 6 in Notes to Financial Statements.
(6)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 1.18% and 1.17%, respectively, in 2009 and 1.16% and 1.16%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006, without the inclusion of dividends and interest on short positions and any stock loan fees.
(9)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09% for Class J Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 129

Financial Highlights  (continued)

Class J Shares(1)

For a share outstanding during	Janus Venture Fund
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$29.82	$79.09	$65.75	$56.82	$51.57
Income from Investment Operations:
Net investment income/(loss)	–	.07	(.02)	(.06)	–
Net gains/(losses) on investments (both realized and unrealized)	8.86	(34.87)	20.85	11.92	5.25
Total from Investment Operations	8.86	(34.80)	20.83	11.86	5.25
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	(14.47)	(7.49)	(2.93)	–
Return of Capital	N/A	–(2)	N/A	N/A	N/A
Total Distributions and Other	–	(14.47)	(7.49)	(2.93)	–
Net Asset Value, End of Period	$38.68	$29.82	$79.09	$65.75	$56.82
Total Return	29.71%	(52.62)%	34.68%	21.69%	10.18%
Net Assets, End of Period (in thousands)	$921,384	$760,880	$1,764,166	$1,398,455	$1,293,150
Average Net Assets for the Period (in thousands)	$776,334	$1,268,992	$1,549,495	$1,353,079	$1,367,775
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.93%(5)	0.90%(5)	0.88%	0.91%	0.87%
Ratio of Net Expenses to Average Net Assets(3)	0.93%(5)	0.90%(5)	0.87%	0.91%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.48)%	(0.46)%	(0.49)%	(0.55)%	(0.64)%
Portfolio Turnover Rate	40%	31%	57%	55%	63%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.
(3)	See Note 6 in Notes to Financial Statements.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 0.91% and 0.91%, respectively, in 2009 and 0.89% and 0.89%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

130 | October 31, 2009

Class R Shares

For a share outstanding during	Janus Balanced Fund	Janus Contrarian Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$21.31	$10.42
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.03)
Net gains/(losses) on investments (both realized and unrealized)	2.24	1.28
Total from Investment Operations	2.18	1.25
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	–
Distributions (from capital gains)*	–	–
Return of Capital	–(2)	N/A
Total Distributions and Other	(.08)	–
Net Asset Value, End of Period	$23.41	$11.67
Total Return**	10.25%	12.00%
Net Assets, End of Period (in thousands)	$49,678	$2,549
Average Net Assets for the Period (in thousands)	$39,380	$2,682
Ratio of Gross Expenses to Average Net Assets***(3)	1.35%	1.67%
Ratio of Net Expenses to Average Net Assets***(3)	1.34%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.88%	(0.68)%
Portfolio Turnover Rate***	158%	80%

Class R Shares

For a share outstanding during	Janus Enterprise Fund	Janus Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$36.63	$20.86
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.02)
Net gains/(losses) on investments (both realized and unrealized)	5.83	3.07
Total from Investment Operations	5.78	3.05
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$42.41	$23.91
Total Return**	15.78%	14.62%
Net Assets, End of Period (in thousands)	$43,798	$781
Average Net Assets for the Period (in thousands)	$41,524	$776
Ratio of Gross Expenses to Average Net Assets***(3)	1.57%	1.45%
Ratio of Net Expenses to Average Net Assets***(3)	1.55%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.58)%	(0.34)%
Portfolio Turnover Rate***	41%	60%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Growth & Core Funds | 131

Financial Highlights  (continued)

Class R Shares

For a share outstanding during	Janus Growth and Income Fund	Janus Orion Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$23.24	$7.59
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)
Net gains/(losses) on investments (both realized and unrealized)	3.23	1.44
Total from Investment Operations	3.22	1.43
Less Distributions:
Dividends (from net investment income)*	(.01)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.01)	–
Net Asset Value, End of Period	$26.45	$9.02
Total Return**	13.83%	18.84%
Net Assets, End of Period (in thousands)	$1,789	$1,597
Average Net Assets for the Period (in thousands)	$1,853	$1,374
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.49%(3)
Ratio of Net Expenses to Average Net Assets***(2)	1.44%	1.47%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.14)%	(0.71)%
Portfolio Turnover Rate***	40%	125%

Class R Shares

For a share outstanding during	Janus Research Core Fund(4)	Janus Triton Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$15.44	$10.26
Income from Investment Operations:
Net investment income/(loss)	–	.01
Net gains/(losses) on investments (both realized and unrealized)	2.46	1.37
Total from Investment Operations	2.46	1.38
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$17.90	$11.64
Total Return**	15.93%	13.45%
Net Assets, End of Period (in thousands)	$1,298	$1,167
Average Net Assets for the Period (in thousands)	$1,361	$983
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.81%(5)
Ratio of Net Expenses to Average Net Assets***(2)	1.43%	1.80%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.21%
Portfolio Turnover Rate***	58%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 1.48% and 1.45%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Formerly named Janus Fundamental Equity Fund.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 1.81% and 1.80%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

132 | October 31, 2009

Class S Shares

For a share outstanding during	Janus Balanced Fund	Janus Contrarian Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$21.31	$10.42
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.02)
Net gains/(losses) on investments (both realized and unrealized)	2.26	1.28
Total from Investment Operations	2.20	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–
Distributions (from capital gains)*	–	–
Return of Capital	–(2)	N/A
Total Distributions and Other	(.09)	–
Net Asset Value, End of Period	$23.42	$11.68
Total Return**	10.33%	12.09%
Net Assets, End of Period (in thousands)	$502,602	$4,493
Average Net Assets for the Period (in thousands)	$480,565	$4,551
Ratio of Gross Expenses to Average Net Assets***(3)	1.10%	1.42%
Ratio of Net Expenses to Average Net Assets***(3)	1.09%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.15%	(0.46)%
Portfolio Turnover Rate***	158%	80%

Class S Shares

For a share outstanding during	Janus Enterprise Fund	Janus Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$36.63	$20.86
Income from Investment Operations:
Net investment income/(loss)	(.02)	–
Net gains/(losses) on investments (both realized and unrealized)	5.84	3.09
Total from Investment Operations	5.82	3.09
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$42.45	$23.95
Total Return**	15.89%	14.81%
Net Assets, End of Period (in thousands)	$218,354	$84,350
Average Net Assets for the Period (in thousands)	$215,750	$85,637
Ratio of Gross Expenses to Average Net Assets***(3)	1.31%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.30%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.34)%	(0.08)%
Portfolio Turnover Rate***	41%	60%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Growth & Core Funds | 133

Financial Highlights  (continued)

Class S Shares

For a share outstanding during	Janus Growth and Income Fund	Janus Orion Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$23.24	$7.59
Income from Investment Operations:
Net investment income/(loss)	.01	(.01)
Net gains/(losses) on investments (both realized and unrealized)	3.23	1.45
Total from Investment Operations	3.24	1.44
Less Distributions:
Dividends (from net investment income)*	(.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$26.46	$9.03
Total Return**	13.94%	18.97%
Net Assets, End of Period (in thousands)	$66,211	$13,346
Average Net Assets for the Period (in thousands)	$66,895	$10,379
Ratio of Gross Expenses to Average Net Assets***(2)	1.20%	1.24%(3)
Ratio of Net Expenses to Average Net Assets***(2)	1.19%	1.21%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	(0.46)%
Portfolio Turnover Rate***	40%	125%

Class S Shares

For a share outstanding during	Janus Research Core Fund(4)	Janus Research Fund
the period ended October 31, 2009	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$15.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	.02	–
Net gains/(losses) on investments (both realized and unrealized)	2.46	3.05
Total from Investment Operations	2.48	3.05
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$17.92	$22.46
Total Return**	16.06%	15.71%
Net Assets, End of Period (in thousands)	$22,749	$11
Average Net Assets for the Period (in thousands)	$24,710	$1
Ratio of Gross Expenses to Average Net Assets***(2)	1.20%	1.66%
Ratio of Net Expenses to Average Net Assets***(2)	1.18%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.30%	(0.24)%
Portfolio Turnover Rate***	58%	83%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 1.22% and 1.19%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Formerly named Janus Fundamental Equity Fund.

See Notes to Financial Statements.

134 | October 31, 2009

Class S Shares

For a share outstanding during	Janus Triton Fund
the period ended October 31, 2009	2009(1)

Net Asset Value, Beginning of Period	$10.26
Income from Investment Operations:
Net investment income/(loss)	.01
Net gains/(losses) on investments (both realized and unrealized)	1.33
Total from Investment Operations	1.34
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.60
Total Return**	13.06%
Net Assets, End of Period (in thousands)	$3,845
Average Net Assets for the Period (in thousands)	$2,245
Ratio of Gross Expenses to Average Net Assets***(2)	1.59%(3)
Ratio of Net Expenses to Average Net Assets***(2)	1.57%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.70%
Portfolio Turnover Rate***	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would be 1.59% and 1.57%, respectively, without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 135

Notes to Schedules of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Aggregate Bond Index (45%).

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-

136 | October 31, 2009

weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

Janus Growth & Core Funds | 137

Notes to Schedules of Investments (continued)

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

°° ∞  Schedule of Fair Valued Securities (as of October 31, 2009)

		Value as a %
	Value	of Net Assets

Janus Venture Fund
Digital Domain – Private Placement	$7,291,116	0.8%
Genius Products, Inc.	48,015	0.0%
Genius Products, Inc., 5.0000% – expires 12/31/10	2,000,000	0.2%
Genius Products, Inc. – Private Placement – expires 2/7/14	3,088,705	0.3%
Lantronix, Inc. – Private Placement – expires 2/9/11	4	0.0%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	159	0.0%
PokerTek, Inc. – Private Placement – expires 4/23/12	76,343	0.1%

	$12,504,342	1.4%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
FMR LLC 6.4500%, 11/15/39 (144A)	10/28/09	$5,873,578	$5,909,794	0.1%
Mead Johnson Nutrition Co.- Series A, 3.5000%, 11/1/14 (144A)	10/29/09	2,272,772	2,292,337	0.0%
Mead Johnson Nutrition Co.- Series A, 4.9000%, 11/1/19 (144A)	10/29/09	2,680,558	2,726,046	0.1%
Mead Johnson Nutrition Co.- Series A, 5.9000%, 11/1/39 (144A)	10/29/09	1,919,482	1,983,302	0.0%

		$12,746,390	$12,911,479	0.2%

Janus Venture Fund
Digital Domain – Private Placement	7/26/07	$7,291,119	$7,291,116	0.8%
Genius Products, Inc.	12/5/05-11/16/07	8,594,480	48,015	0.0%
Genius Products, Inc. – Private Placement – expires 2/7/14	5/1/09	37,439	3,088,705	0.3%
Motorcar Parts of America, Inc. – expires 5/17/12	5/17/07	198,682	159	0.0%
PokerTek, Inc. – expires 4/23/12	4/23/07	712,613	76,343	0.0%

		$16,834,333	$10,504,338	1.1%

The Funds have registration rights for certain restricted securities held as of October 31, 2009. The issuer incurs all registration costs.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2009.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Contrarian Fund
Ballarpur Industries	–	$–	30,946,059	$9,029,076	$1,902,162	$433,158	$–
Forest Oil Corp.	3,428,844	20,529,505	6,114,600	199,288,229	(129,680,367)	–	28,268,864
Owens – Illinois, Inc.	238,860	7,936,487	4,842,500	89,722,633	4,408,650	–	134,318,091
St. Joe Co.	404,520	16,167,034	444,870	23,400,683	(13,448,961)	–	213,030,617
Teekay Corp. (U.S. Shares)	3,895,790	67,260,775	2,456,300	44,963,650	6,871,011	2,780,793	29,869,418
Vail Resorts, Inc.	135,030	5,485,463	148,505	7,787,409	(4,761,370)	–	102,298,510

	8,103,044	$117,379,264	44,952,834	$374,191,680	$(134,708,874)	$3,213,951	$507,785,500

138 | October 31, 2009

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Orion Fund
CapitalSource, Inc.	95,289	$589,076	15,754,157	$243,761,294	$(185,115,320)	$1,134,507	$12,564,461
Cypress Semiconductor Corp.	1,387,275	5,041,167	9,032,900	46,884,233	16,865,753	–	–
Jones Lang LaSalle, Inc.	262,880	16,449,883	1,791,765	97,698,500	(41,611,626)	684,856	14,779,488
Lamar Advertising Co. – Class A	2,222,872	29,903,433	1,963,305	78,631,820	(32,899,191)	–	62,213,540
Sotheby’s Holdings, Inc. – Class A	–	–	5,604,913	141,130,186	(92,744,640)	783,151	–
SunPower Corp. – Class B	–	–	2,560,458	139,136,425	(72,112,602)	–	–
VistaPrint, Ltd. (U.S. Shares)	286,747	11,712,037	1,156,440	36,122,464	(273,038)	–	80,947,433

	4,255,063	$63,695,596	37,863,938	$783,364,922	$(407,890,664)	$2,602,514	$170,504,922

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Venture Fund
Century Casinos, Inc.*	–	$–	–	$–	$–	$–	$4,164,760
Genius Products, Inc.*(1)	9,700	8,594,480	–	–	–	–	48,015
Genius Products, Inc. – Private Placement*(2)	748,777	37,439	–	–	–	–	3,088,705
Health Grades, Inc.*	–	–	–	–	–	–	7,118,403
Horizon Lines, Inc. – Class A	40,335	162,516	–	–	–	730,818	8,772,923
inContact, Inc.*(3)	20,910	61,307	–	–	–	–	3,861,056
Information Services Group, Inc.*	–	–	–	–	–	–	7,059,863
Intermap Technologies, Ltd.	–	–	–	–	–	–	5,423,690
LivePerson, Inc.*	–	–	–	–	–	–	15,796,313
Motorcar Parts of America, Inc.	–	–	–	–	–	–	3,120,046
NaviSite, Inc.*	–	–	–	–	–	–	6,779,270
PokerTek, Inc.	–	–	227,860	1,714,441	(1,520,728)	–	229,476
Progressive Gaming International Corp.	–	–	681,705	13,547,452	13,506,482	–	–
Sturm Ruger and Co., Inc.	–	–	63,635	895,114	(140,760)	212,049	10,496,861
Ultimate Software Group, Inc.*	–	–	146,400	775,920	2,829,576	–	32,210,201
Workstream, Inc. (U.S. Shares)*	1,438,433	–	4,575,361	17,023,506	(16,229,034)	–	405,328
Yucheng Technologies, Ltd. (U.S. Shares)*	–	–	169,135	2,817,879	(1,500,584)	–	6,200,748

		$8,855,742		$36,774,313	$(3,055,049)	$942,867	$114,775,658

(1)	Warrants exercised 500:1 on 5/1/09.
(2)	Reverse stock split 1:500 on 4/3/09.
(3)	On 1/2/09, UCN, Inc. changed its name to inContact, Inc.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of October 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of October 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Common Stock
Aerospace and Defense	$26,526,562	$26,580,211	$–
Agricultural Chemicals	20,326,048	49,485,456	–
Brewery	–	90,376,947	–
Casino Hotels	12,976,039	20,639,392	–
Cellular Telecommunications	–	13,236,069	–
Commercial Banks	–	64,146,051	–
Diversified Banking Institutions	187,480,747	69,196,352	–
Diversified Operations	54,339,191	13,668,276	–
Food – Miscellaneous/Diversified	–	72,882,710	–
Medical – Drugs	111,352,169	80,583,980	–
Oil Companies – Exploration and Production	133,754,704	53,149,411	–
Power Converters and Power Supply Equipment	–	7,867,627	–
Real Estate Operating/Development	–	12,682,923	–
Retail – Apparel and Shoe	–	22,236,086	–
Retail – Consumer Electronics	–	24,477,647	–
Soap and Cleaning Preparations	–	97,809,838	–
All Other	1,375,717,823	–	–

Corporate Bonds	–	1,570,070,327	–

Janus Growth & Core Funds | 139

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Preferred Stock	–	15,345,711	–

U.S. Treasury Notes/Bonds	–	280,990,143	–

Money Market	–	109,536,089	–

Total Investments in Securities	$1,922,473,283	$2,694,961,246	$–

Investments in Securities:
Janus Contrarian Fund
Common Stock
Brewery	$–	$62,721,156	$–
Building Products – Cement and Aggregate	–	22,432,332	–
Commercial Banks	–	206,126,833	–
Electric – Generation	–	55,691,670	–
Electric – Integrated	–	43,705,129	–
Electric – Transmission	–	70,717,796	–
Electric Products – Miscellaneous	–	67,650,660	–
Engineering – Research and Development Services	–	75,385,509	–
Food – Retail	–	21,490,066	–
Medical – Drugs	–	72,096,175	–
Medical – Generic Drugs	43,321,144	34,931,655	–
Metal Processors and Fabricators	–	36,239,231	–
Petrochemicals	–	37,203,752	–
Power Converters and Power Supply Equipment	–	17,455,866	–
Real Estate Management/Services	113,858,798	40,990,483	–
Real Estate Operating/Development	213,030,617	118,736,623	–
Retail – Major Department Stores	–	25,998,244	–
Soap and Cleaning Preparations	–	29,232,822	–
Steel – Producers	–	38,472,414	–
Tobacco	–	169,813,138	–
All Other	2,131,427,721

Corporate Bonds	–	67,276,583

Money Market	–	127,958,000	–

Total Investments in Securities	$2,501,638,280	$1,442,326,137	$–

Investments in Securities:
Janus Enterprise Fund
Common Stock
Aerospace and Defense	$14,783,985	$16,940,138	$–
Agricultural Operations	–	8,058,782	–
Airlines	–	33,838,279	–
Casino Hotels	–	22,769,815	–
Distribution/Wholesale	21,549,390	49,357,009	–
Electronic Components – Semiconductors	–	18,526,742	–
Medical – Drugs	–	19,423,586	–
All Other	2,024,002,116	–	–

Money Market	–	65,820,180	–

Total Investments in Securities	$2,060,335,491	$234,734,531	$–

Investments in Securities:
Janus Fund
Common Stock
Athletic Footwear	$–	$69,331,381	$–
Brewery	–	472,747,996	–
Casino Hotels	–	67,549,601	–
Commercial Banks	–	57,222,846	–
Food – Retail	–	174,083,337	–
Medical – Drugs	77,291,246	165,113,151	–
Oil Companies – Exploration and Production	664,370,448	119,183,722	–
Semiconductor Components/Integrated Circuits	112,887,858	78,782,462	–
Soap and Cleaning Preparations	–	69,169,147	–
All Other	5,754,987,580	–	–

Money Market	–	335,355,642	–

Total Investments in Securities	$6,609,537,132	$1,608,539,285	$–

140 | October 31, 2009

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Aerospace and Defense	$40,198,127	$39,157,830	$–
Agricultural Chemicals	29,469,851	79,132,920	–
Brewery	–	124,041,632	–
Casino Hotels	12,381,516	11,582,124	–
Cellular Telecommunications	–	21,922,721	–
Commercial Banks	–	85,522,084	–
Diversified Banking Institutions	302,166,209	83,625,835	–
Diversified Operations	39,333,572	29,283,398	–
Food – Miscellaneous/Diversified	–	87,168,152	–
Medical – Drugs	97,961,863	97,033,408	–
Oil Companies – Exploration and Production	238,983,085	71,338,335	–
Power Converters and Power Supply Equipment	–	21,802,425	–
Real Estate Operating/Development	–	29,826,615	–
Retail – Apparel and Shoe	–	23,144,108	–
Soap and Cleaning Preparations	–	71,695,412	–
All Other	1,756,395,549	–	–

Corporate Bonds
Building – Residential and Commercial	–	5,965,808	–
Power Converters and Power Supply Equipment	–	36,351,386	–

Preferred Stock	–	21,791,620	–

U.S. Treasury Notes/Bonds	–	130,476,905	–

Money Market	–	113,876,116	–

Total Investments in Securities	$2,516,889,772	$1,184,738,834	$–

Investments in Securities:
Janus Orion Fund
Common Stock
Airlines	$41,049,977	$30,791,857	$–
Brewery	–	157,489,806	–
Chemicals – Diversified	–	54,519,391	–
Commercial Banks	12,564,461	165,925,103	–
Commercial Banks – Non U.S.	–	2,804,633	–
Internet Gambling	–	41,063,152	–
Medical – Drugs	–	135,578,735	–
Metal – Copper	–	53,500,000	–
Mining Services	–	10,451,383	–
Oil Companies – Exploration and Production	253,796,227	13,290,036	–
All Other	1,944,722,668	–	–

Money Market	–	256,942,903	–

Total Investments in Securities	$2,252,133,333	$922,356,999	$–

Investments in Securities:
Janus Research Core Fund(1)
Common Stock
Aerospace and Defense	$26,699,295	$4,579,908	$–
Brewery	–	14,321,650	–
Cable Television	–	4,875,296	–
Cellular Telecommunications	–	2,321,739	–
Commercial Banks	–	4,569,999	–
Diversified Banking Inst	59,022,912	2,955,824	–
Life and Health Insurance	8,680,538	3,038,666	–
Medical – Drugs	34,025,298	7,585,037	–
Oil Companies – Integrated	8,707,905	10,981,456	–
Real Estate Operating/Development	–	4,805,808	–
Soap and Cleaning Preparations	–	19,691,460	–
Toys	–	8,059,370	–
All Other	370,144,013	–	–

Money Market	–	–	–

Total Investments in Securities	$507,279,961	$87,786,213	$–

Janus Growth & Core Funds | 141

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Research Fund
Common Stock
Airlines	$–	$28,151,034	$–
Automotive – Cars and Light Trucks	–	18,101,357	–
Brewery	–	19,768,931	–
Cable Television	–	14,055,213	–
Casino Hotels	–	23,586,666	–
Chemicals – Diversified	–	12,259,294	–
Chemicals – Specialty	–	12,816,831	–
Commercial Banks	–	7,951,357	–
Computers – Peripheral Equipment	–	23,371,371	–
Distribution/Wholesale	17,920,611	17,251,998	–
Diversified Minerals	–	18,990,560	–
Diversified Operations	57,198,691	8,783,119	–
Electronic Components – Semiconductors	–	51,402,378
Food – Miscellaneous/Diversified	39,466,502	15,733,781
Food – Retail	–	13,883,054
Life and Health Insurance	9,271,148	6,567,484
Medical – Drugs	121,934,322	80,639,124
Multimedia	16,547,397	17,810,885
Oil Companies – Integrated	21,237,899	19,559,104
Oil Field Machinery and Equipment	–	8,748,784
Power Converters and Power Supply Equipment	–	8,578,851
Real Estate Operating/Development	–	14,789,863
Retail – Consumer Electronics	21,351,592	11,328,226
Soap and Cleaning Preparations	–	22,326,646
Tobacco	46,626,821	12,249,339
Toys	29,707,890	32,773,072
Wireless Equipment	73,395,932	28,406,129
All Other	1,878,204,255	–	–

Money Market	–	4,943,000	–

Total Investments in Securities	$2,332,863,060	$554,827,451	$–

Investments in Securities:
Janus Triton Fund
Common Stock
Electronic Components – Semiconductors	$–	$5,728,527	$–
Internet Applications Software	2,376,663	480,940	–
Transportation – Services	6,683,395	3,600,238	–
All Other	291,864,419	–

Money Market	–	36,334,498

Total Investments in Securities	$300,924,477	$46,144,203	$–

Investments in Securities:
Janus Twenty Fund
Common Stock
Aerospace and Defense	$–	$77,714,257	$–
Agricultural Chemicals	174,538,678	98,354,133	–
Brewery	–	568,038,586	–
Cellular Telecommunications	–	62,443,509
Chemicals – Diversified	–	55,683,329
Commercial Banks	–	47,882,347
Diversified Minerals	–	141,891,360
Engineering – Research and Development Services	–	339,332,884
Medical – Drugs	–	137,600,784
Oil Companies – Integrated	–	277,022,985
Real Estate Operating/Development	–	48,266,718
Soap and Cleaning Preparations	–	92,644,610
All Other	6,393,988,462	–	–

Money Market	–	451,845,164

Total Investments in Securities	$6,568,527,141	$2,398,720,665	$–

142 | October 31, 2009

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Venture Fund
Common Stock
Automotive – Truck Parts and Equipment-Replacement	$3,120,046	$159	$–
Broadcast Services and Programming	11,082,205	–	3,136,720
Casino Services	229,476	76,343	–
Diversified Operations	4,800,727	–	7,291,116
Hotels and Motels	1,479,923	7,415,849	–
Networking Products	6,506,548	4	–
All Other	873,904,291	–	–

Corporate Bonds
Medical – Generic Drugs	–	–	2,000,000

Money Market	–	1,911,000	–

Total Investments in Securities	$901,123,216	$9,403,355	$12,427,836

Investments in Purchased Options:
Janus Contrarian Fund	$–	$5,993,989	$–
Janus Orion Fund	$–	$5,703,801	$–

Investments in Securities Sold Short:
Janus Triton Fund	$(2,819,587)	$–	$–
Janus Venture Fund	$(10,870,307)	$–	$–

Other Financial Instruments(b):
Janus Contrarian Fund	$–	$(20,707,404)	$–
Janus Enterprise Fund	$–	$(504,727)	$–
Janus Fund	$(1,435,140)	$(3,430,054)	$–
Janus Orion Fund	$(2,190,141)	$(9,950,888)	$–

(a)	Includes fair value factors.
(b)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.
(1)	Formerly named Janus Fundamental Equity Fund.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended October 31, 2009)

				Change in
	Balance	Accrued		Unrealized		Transfers In	Balance
	as of	Discounts/	Realized	Appreciation/	Net	and/or	as of
	October 31, 2008	Premiums	Gain/(Loss)	(Depreciation)	Purchases/(Sales)	Out of Level 3	October 31, 2009

Investments in Securities:
Janus Venture Fund
Common Stock	–	–	–	–	–	–	–
Broadcast Services and Programming	$339,500	$–	–	–	$2,797,220	–	$3,136,720
Diversified Operations	7,291,116	–	–	–	–	–	7,291,116
Corporate Bond
Broadcast Services and Programming	$–	$–	$–	$–	$2,000,000	$–	$2,000,000

Janus Growth & Core Funds | 143

Notes to Schedules of Investments (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of October 31, 2009 is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$719,085,796
Janus Contrarian Fund	281,331,457
Janus Enterprise Fund	145,931,595
Janus Fund	1,196,684,877
Janus Growth and Income Fund	729,788,429
Janus Orion Fund	804,302,741
Janus Research Core Fund(1)	87,458,380
Janus Research Fund	480,018,830
Janus Triton Fund	6,837,132
Janus Venture Fund	52,088,950

(1)	Formerly named Janus Fundamental Equity Fund.

144 | October 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, Janus Adviser Balanced Fund, Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Large Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Orion Fund, Janus Adviser Research Core Fund, and Janus Adviser Small-Mid Growth Fund (each, a “predecessor fund” and collectively, the “predecessor funds”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”).

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund (formerly named Janus Fundamental Equity Fund), Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Funds changed their fiscal year end from October 31 to September 30. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian, Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Funds either directly or through financial intermediaries.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be

Janus Growth & Core Funds | 145

Notes to Financial Statements (continued)

valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

146 | October 31, 2009

Restricted Cash
As of October 31, 2009, Janus Contrarian Fund, Janus Orion Fund and Janus Venture Fund had restricted cash in the amounts of $6,380,000, $4,084,489 and $900,000, respectively. The restricted cash represents collateral received in relation to options contracts, swap agreements and futures contracts invested in by the Funds at October 31, 2009. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The

Janus Growth & Core Funds | 147

Notes to Financial Statements (continued)

required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated

148 | October 31, 2009

price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the

Janus Growth & Core Funds | 149

Notes to Financial Statements (continued)

counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended October 31, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Janus Contrarian Fund	$(283,447,611)
Janus Fund	33,886,432
Janus Orion Fund	30,115,954
Janus Research Core Fund(1)	12,027
Janus Research Fund	596,108
Janus Triton Fund	77,380
Janus Twenty Fund	830,898
Janus Venture Fund	2,260,994

(1)	Formerly named Janus Fundamental Equity Fund.

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended October 31, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2008	66,132	$27,837,180
Options contracts/premiums acquired pursuant to merger (see Note 9)	2,641	441,037
Options written	526,083	221,668,633
Options closed	(317,271)	(193,583,715)
Options expired	(235,566)	(45,921,349)
Options exercised	(42,019)	(10,441,786)

Options outstanding at October 31, 2009	$–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2008	52,806	$59,356,290
Options contracts/premiums acquired pursuant to merger (see Note 9)	3,262	1,076,252
Options written	487,506	126,530,210
Options closed	(213,375)	(122,558,113)
Options expired	(192,216)	(42,555,207)
Options exercised	(64,338)	(11,200,365)

Options outstanding at October 31, 2009	73,645	$10,649,067

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2008	225,221	$28,187,292
Options written	20,279	5,592,416
Options closed	(8,035)	(2,394,591)
Options expired	(233,181)	(28,655,894)
Options exercised	–	–

Options outstanding at October 31, 2009	4,284	$2,729,223

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2008	171,298	$15,408,530
Options written	69,339	18,354,833
Options closed	(147,694)	(25,332,225)
Options expired	(2,529)	(1,141,793)
Options exercised	(90,414)	(7,289,345)

Options outstanding at October 31, 2009	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2008	95,579	$23,116,816
Options contracts/premiums acquired pursuant to merger (see Note 9)	68	5,427
Options written	751,938	72,717,309
Options closed	(578,176)	(69,239,526)
Options expired	(216,693)	(17,693,178)
Options exercised	(44,046)	(6,498,731)

Options outstanding at October 31, 2009	8,670	$2,408,117

	Number of	Premiums
Put Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2008	124,651	$23,311,865
Options contracts/premiums acquired pursuant to merger (see Note 9)	236	59,954
Options written	148,347	22,254,936
Options closed	(145,230)	(32,682,755)
Options expired	(83,713)	(7,681,688)
Options exercised	(12,932)	(1,316,182)

Options outstanding at October 31, 2009	31,359	$3,946,130

150 | October 31, 2009

	Number of	Premiums
Call Options	Contracts	Received

Janus Research Core Fund(1)
Options outstanding at October 31, 2008	–	$–
Options written	630	76,213
Options closed	(400)	(51,603)
Options expired	–	–
Options exercised	(230)	(24,610)

Options outstanding at October 31, 2009	–	$–

(1)	Formerly named Janus Fundamental Equity Fund.

	Number of	Premiums
Call Options	Contracts	Received

Janus Research Fund
Options outstanding at October 31, 2008	–	$–
Options written	9,608	705,748
Options closed	–	–
Options expired	(8,089)	(596,107)
Options exercised	(1,519)	(109,641)

Options outstanding at October 31, 2009	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Triton Fund
Options outstanding at October 31, 2008	223	$77,380
Options written	–	–
Options closed	–	–
Options expired	(223)	(77,380)
Options exercised	–	–

Options outstanding at October 31, 2009	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Twenty Fund
Options outstanding at October 31, 2008	–	$–
Options written	21,655	830,898
Options closed	–	–
Options expired	(21,655)	(830,898)
Options exercised	–	–

Options outstanding at October 31, 2009	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2008	1,000	$250,000
Options written	33,170	3,425,464
Options closed	(1,000)	(117,999)
Options expired	(23,500)	(2,650,914)
Options exercised	(8,670)	(811,551)

Options outstanding at October 31, 2009	1,000	$95,000

	Number of	Premiums
Put Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2008	3,000	$731,250
Options written	75,322	6,671,280
Options closed	(28,589)	(3,297,720)
Options expired	(40,983)	(3,204,060)
Options exercised	(5,750)	(485,750)

Options outstanding at October 31, 2009	3,000	$415,000

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the

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Notes to Financial Statements (continued)

credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of October 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts	Forward currency contracts	$338,068	Forward currency contracts	$797,558

Total		$338,068		$797,558

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Equity Contracts
Options	Unaffiliated investments at value	$5,993,989	Options written, at value	$17,195,386
Foreign Exchange Contracts	Forward currency contracts	76,974	Forward currency contracts	3,588,992

Total		$6,070,963		$20,784,378

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Enterprise Fund
Foreign Exchange Contracts	Forward Currency Contracts	$120,282	Forward Currency Contracts	$625,009

Total		$120,282		$625,009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Fund
Equity Contracts	Options written, at value	$–	Options written, at value	$1,435,140
Foreign Exchange Contracts	Forward currency contracts	860,419	Forward currency contracts	4,290,473

Total		$860,419		$5,725,613

152 | October 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Equity Contracts
Foreign Exchange Contracts	Forward currency contracts	$204,629	Forward currency contracts	$1,966,133

Total		$204,629		$1,966,133

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Orion Fund
Equity Contracts	Futures	$2,190,141	Futures	$–
Equity Contracts	Options	5,703,801	Options written, at value	3,425,451
Equity Contracts	Swaps	–	Swaps	3,707,795
Foreign Exchange Contracts	Forward currency contracts	913,502	Forward currency contracts	3,731,144

Total		$8,807,444		$10,864,390

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Research Core Fund
Foreign Exchange Contracts	Forward currency contracts	$54,250	Forward currency contracts	$231,430

Total		$54,250		$231,430

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Research Fund
Foreign Exchange Contracts	Forward currency contracts	$370,471	Forward currency contracts	$1,895,310

Total		$370,471		$1,895,310

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Venture Fund
Equity Contracts
Options	N/A	$–	Options written, at value	$1,157,545

Total		$–		$1,157,545

The effect of Derivative Instruments on the Statements of Operations for the period ended October 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	–	–	–	$(2,302,434)	$(2,302,434)

Total	$–	$–	$–	$(2,302,434)	$(2,302,434)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	–	–	–	$(7,162,916)	$(7,162,916)

Total	$–	$–	$–	$(7,162,916)	$(7,162,916)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$–	$(239,677,050)	$–	$(239,677,050)

Foreign Exchange Contracts	–	–	–	16,182,259	16,182,259

Total	$–	$–	$(239,677,050)	$16,182,259	$(223,494,791)

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Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Equity Contracts	$–	$–	$150,795,559	$–	$150,795,559

Foreign Exchange Contracts	–	–	–	(12,277,265)	(12,277,265)

Total	$–	$–	$150,795,559	$(12,277,265)	$138,518,294

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	–	–	–	$(2,925,178)	$(2,925,178)

Total	$–	$–	$–	$(2,925,178)	$(2,925,178)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	–	–	–	$(4,634,047)	$(4,634,047)

Total	$–	$–	$–	$(4,634,047)	$(4,634,047)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$30,877,063	$–	$30,877,063

Foreign Exchange Contracts	–	–	–	2,039,527	2,039,527

Total	$–	$–	$30,877,063	$2,039,527	$32,916,590

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$–	$(27,083,432)	$–	$(27,083,432)

Foreign Exchange Contracts	–	–	–	(60,215,260)	(60,215,260)

Total	$–	$–	$(27,083,432)	$(60,215,260)	$(87,298,692)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Equity Contracts	$–	$–	$(59,830,291)	$–	$(59,830,291)

Foreign Exchange Contracts	–	–	–	(3,631,052)	(3,631,052)

Total	$–	$–	$(59,830,291)	$(3,631,052)	$(63,461,343)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Equity Contracts	$–	$–	$50,885,885	$–	$50,885,885

Foreign Exchange Contracts	–	–	–	(13,710,055)	(13,710,055)

Total	$–	$–	$50,885,885	$(13,710,055)	$37,175,830

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Orion Fund

Equity Contracts	$(75,144,145)	$28,468,790	$(13,064,872)	$–	$(59,740,227)

Foreign Exchange Contracts	–	–	–	(3,517,662)	(3,517,662)

Total	$(75,144,145)	$28,468,790	$(13,064,872)	$(3,517,662)	$(63,257,889)

154 | October 31, 2009

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Orion Fund

Equity Contracts	$2,190,141	$(26,797,129)	$12,774,454	$–	$(11,832,534)

Foreign Exchange Contracts	–	–	–	(25,903,879)	(25,903,879)

Total	$2,190,141	$(26,797,129)	$12,774,454	$(25,903,879)	$(37,736,413)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Core Fund

Equity Contracts	$–	$–	$12,027	$–	$12,027

Foreign Exchange Contracts	–	–	–	1,428,606	1,428,606

Total	$–	$–	$12,027	$1,428,606	$1,440,633

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Core Fund

Equity Contracts	$–	$–	$–	$–	$–

Foreign Exchange Contracts	–	–	–	(5,159,565)	(5,159,565)

Total	$–	$–	$–	$(5,159,565)	$(5,159,565)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Equity Contracts	$–	$2,641,536	$596,108	$–	$3,237,644

Foreign Exchange Contracts	–	–	–	(681,140)	(681,140)

Total	$–	$2,641,536	$596,108	$(681,140)	$2,556,504

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Equity Contracts	$–	$649,428	$–	$–	$649,428

Foreign Exchange Contracts	–	–	–	(17,554,825)	(17,554,825)

Total	$–	$649,428	$–	$(17,554,825)	$(16,905,397)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Triton Fund

Equity Contracts	$–	$–	$77,380	$–	$77,380

Foreign Exchange Contracts	–	–	–	–	–

Total	$–	$–	$77,380	$–	$77,380

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Triton Fund

Equity Contracts	$–	$–	$(74,035)	$–	$(74,035)

Foreign Exchange Contracts	–	–	–	–	–

Total	$–	$–	$(74,035)	$–	$(74,035)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Venture Fund

Equity Contracts	$–	$–	$(235,224)	$–	$(235,224)

Total	$–	$–	$(235,224)	$–	$(235,224)

Janus Growth & Core Funds | 155

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Venture Fund

Equity Contracts	$–	$–	$(1,375,543)	$–	$(1,375,543)

Total	$–	$–	$(1,375,543)	$–	$(1,375,543)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Janus Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one year LIBOR.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended October 31, 2009 are indicated in the table below:

	Average Monthly
Fund	Value	Rates

Janus Balanced Fund	$682,662	0%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

156 | October 31, 2009

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, or cash-managed pooled investment vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrowers capital structure. The senior position in the borrowers capital structure generally gives holders of senior loans a claim on certain of the borrowers assets that is senior to subordinated debt and preferred and common stock in the case of a borrowers default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Janus Growth & Core Funds | 157

Notes to Financial Statements (continued)

Mortgage-and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Funds may purchase other mortgage and asset-backed securities through single-and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Funds yield and your return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage-and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Funds sensitivity to interest changes and causing its price to decline.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Janus funds no longer

158 | October 31, 2009

had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects certain Funds’ contractual investment advisory “base” fee rate prior to any performance adjustment and certain Funds’ contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55%
Janus Contrarian Fund	N/A	0.64%
Janus Enterprise Fund	All Asset Levels	0.64%
Janus Fund	All Asset Levels	0.64%
Janus Growth and Income Fund	All Asset Levels	0.62%
Janus Orion Fund	All Asset Levels	0.64%
Janus Research Core Fund(1)	All Asset Levels	0.60%
Janus Research Fund	N/A	0.64%
Janus Triton Fund	All Asset Levels	0.64%
Janus Twenty Fund	All Asset Levels	0.64%
Janus Venture Fund	All Asset Levels	0.64%

(1)	Formerly named Janus Fundamental Equity Fund.

For Janus Contrarian Fund and Janus Research Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Research Fund	Russell 1000® Growth Index

Janus Growth & Core Funds | 159

Notes to Financial Statements (continued)

Only the base fee rate applied until February 2007 for each of Janus Contrarian Fund and Janus Research Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

For performance measurement periods prior to July 6, 2009, each Fund calculated its Performance Adjustment by comparing the performance of Class J Shares (the initial share class) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

As noted, for certain Funds, effective July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares is used to calculate the Performance Adjustment. However, because the Fund’s Performance Adjustment is based upon a rolling 36-month performance measurement period, calculations based on the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class J Shares (the initial share class) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class J Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory

160 | October 31, 2009

fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the fiscal year ended October 31, 2009, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Janus Contrarian Fund	$1,931,917
Janus Research Fund	1,635,762

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares. For the period November 1, 2008 to July 2, 2009, Janus Services also received a $4.00 per open shareholder account for each of the Funds (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agency services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Certain intermediaries may charge administrative fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of Class A Shares, Class C Shares, and Class I Shares. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Until July 6, 2009, Janus Capital has agreed to reimburse Janus Triton Fund by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses) exceed the annual rate noted below. Effective July 6, 2009, Janus Capital has agreed until at least November 1, 2010 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class J Shares, Class R Shares, and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

		Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(July 6, 2009	(until
Fund	to Present)	July 6, 2009)

Janus Balanced Fund	0.76%	N/A
Janus Contrarian Fund	0.89%	N/A
Janus Enterprise Fund	0.90%	N/A
Janus Fund	0.78%	N/A
Janus Growth and Income Fund	0.73%	N/A
Janus Research Core Fund(1)	0.66%	N/A
Janus Orion Fund	0.90%	N/A
Janus Triton Fund	1.05%	1.25%

(1)	Formerly named Janus Fundamental Equity Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the

Janus Growth & Core Funds | 161

Notes to Financial Statements (continued)

annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, Janus Capital assumed $8,636 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 10. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $357,283 was paid by the Trust during the fiscal year ended October 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended October 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$130,977
Janus Contrarian Fund	3,775
Janus Enterprise Fund	2,283
Janus Fund	1,528
Janus Growth and Income Fund	2,388
Janus Orion Fund	1,437
Janus Research Core Fund(1)	73
Janus Research Fund	125
Janus Triton Fund	7,902

(1)	Formerly named Janus Fundamental Equity Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended October 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Balanced Fund	$12,569
Janus Contrarian Fund	948
Janus Enterprise Fund	253
Janus Fund	346
Janus Orion Fund	150
Janus Triton Fund	37

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash

162 | October 31, 2009

Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended October 31, 2009, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost(1)	Shares/Cost(1)	Income	at 10/31/09

Janus Cash Liquidity Fund LLC
Janus Balanced Fund	$1,827,188,201	$(1,717,652,112)	$196,103	$109,536,089
Janus Contrarian Fund	1,359,456,827	(1,231,498,827)	109,581	127,958,000
Janus Enterprise Fund	328,865,180	(263,045,000)	100,338	65,820,180
Janus Fund	1,962,396,529	(1,627,040,887)	562,153	335,355,642
Janus Growth and Income Fund	683,234,358	(569,358,242)	151,932	113,876,116
Janus Orion Fund	1,562,109,159	(1,305,166,256)	157,191	256,942,903
Janus Research Core Fund(2)	126,408,865	(126,408,865)	21,368	–
Janus Research Fund	574,304,223	(569,361,223)	38,109	4,943,000
Janus Triton Fund	147,893,940	(111,559,442)	48,954	36,334,498
Janus Twenty Fund	1,328,253,397	(876,408,233)	617,961	451,845,164
Janus Venture Fund	69,301,765	(67,390,765)	3,683	1,911,000

	$9,969,412,444	$(8,464,889,852)	$2,007,373	$1,504,522,592

Janus Institutional Cash Management Fund – Institutional Shares
Janus Balanced Fund	$56,402	$(17,841,729)	$5,433	$–
Janus Fund	366,807	(100,848,951)	203,611	–
Janus Growth and Income Fund	368,822	(112,654,264)	179,957	–
Janus Triton Fund	2,812	(829,871)	681	–
Janus Twenty Fund	2,917,774	(725,016,610)	1,669,976	–

	$3,712,617	$(957,191,425)	$2,059,658	$–

Janus Institutional Money Market Fund – Institutional Shares
Janus Balanced Fund	$25,703,877	$(127,275,877)	$55,925	$–
Janus Contrarian Fund	67,794,611	(95,855,611)	23,326	–
Janus Enterprise Fund	12,309,724	(22,315,724)	20,760	–
Janus Fund	110,001,911	(373,682,163)	582,130	–
Janus Growth and Income Fund	116,008,138	(178,733,252)	359,169	–
Janus Orion Fund	47,129,488	(161,259,488)	127,516	–
Janus Research Core Fund(2)	8,533,708	(12,312,708)	8,706	–
Janus Research Fund	41,277,446	(90,713,446)	20,029	–
Janus Triton Fund	2,501,688	(5,276,688)	11,286	–
Janus Twenty Fund	72,372,190	(641,449,156)	1,003,102	–
Janus Venture Fund	8,009,852	(10,215,852)	1,827	–

	$511,642,633	$(1,719,089,965)	$2,213,776	$–

(1)	Includes investments acquired pursuant to merger. See Note 9.
(2)	Formerly named Janus Fundamental Equity Fund.

Janus Growth & Core Funds | 163

Notes to Financial Statements (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended October 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 10/31/08	Purchases	Purchases	Redemptions	Redemption	at 10/31/09

Janus Research Fund - Class A Shares	$–	$1,000	7/6/09	$–	–	$1,000
Janus Research Fund - Class C Shares	–	1,000	7/6/09	–	–	1,000
Janus Research Fund - Class I Shares	–	1,000	7/6/09	–	–	1,000
Janus Research Fund - Class S Shares	–	11,000	7/6/09 & 10/29/09	–	–	11,000
Janus Triton Fund - Class A Shares	106,179(1)	–	–	(106,179)	8/11/09	–
Janus Triton Fund - Class C Shares	141,227(1)	–	–	(141,227)	8/11/09	–
Janus Triton Fund - Class R Shares	164,904(1)	–	–	–	–	164,904
Janus Triton Fund - Class S Shares	220,254(1)	–	–	–	–	220,254

(1)	Seed capital acquired pursuant to merger. See Note 9.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Janus Balanced Fund	$–	$–	$(107,525,876)	$(70,407)	$468,892,522
Janus Contrarian Fund	–	–	(1,134,965,280)	(6,781,369)	(158,030,210)
Janus Enterprise Fund	–	–	(1,622,534,433)	(64,905)	137,570,481
Janus Fund	5,781,718	–	(4,949,331,086)	1,295,509	873,800,690
Janus Growth and Income Fund	2,362,171	–	(1,182,295,165)	1,489	406,242,163
Janus Orion Fund	–	–	(1,900,620,220)	(1,833,800)	609,517,957
Janus Research Core Fund(1)	1,052,489	–	(171,796,805)	(121)	19,042,443
Janus Research Fund	7,526,986	–	(3,593,599,539)	(34,871)	180,433,494
Janus Triton Fund	100,377	–	(19,867,834)	(9,759)	21,843,571
Janus Twenty Fund	–	–	(774,833,391)	(156,314)	2,347,824,938
Janus Venture Fund	–	–	(169,536,203)	(673,613)	30,345,754

(1)	Formerly named Janus Fundamental Equity Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

164 | October 31, 2009

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

								Accumulated
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	Capital
Fund	2010	2011	2012	2013	2015	2016	2017	Losses

Janus Balanced Fund(1)	$(2,173,497)	$–	$–	$–	$–	$(31,759,629)	$(73,592,750)	$(107,525,876)
Janus Contrarian Fund(1)	$–	$(39,096,971)	(38,648,243)	(22,132,836)	(1,936,896)	$(50,783,165)	$(982,367,169)	$(1,134,965,280)
Janus Enterprise Fund(1)	(1,191,693,717)	(35,756,979)	–	–	–	(138,714,921)	(256,368,816)	(1,622,534,433)
Janus Fund(1)	(2,698,955,519)	(574,244,030)	–	–	–	(23,612,026)	(1,652,519,511)	(4,949,331,086)
Janus Growth and Income Fund(1)	(8,328,322)	–	–	–	–	(472,623,891)	(701,342,952)	(1,182,295,165)
Janus Orion Fund(1)	(584,074,251)	–	–	–	–	(13,091,885)	(1,303,454,084)	(1,900,620,220)
Janus Research Core Fund(2)	–	–	–	–	–	(14,155,996)	(157,640,809)	(171,796,805)
Janus Research Fund	(2,677,021,633)	(222,598,721)	–	–	–	(40,293,996)	(653,685,189)	(3,593,599,539)
Janus Triton Fund(1)	–	–	–	–	–	(6,936,147)	(12,931,687)	(19,867,834)
Janus Twenty Fund	(117,584,500)	(643,606,306)	–	–	–	–	(13,642,585)	(774,833,391)
Janus Venture Fund(1)	(12,580,788)	–	–	–	–	(4,691,065)	(152,264,350)	(169,536,203)

(1)	Capital loss carryovers subject to annual limitations.
(2)	Formerly named Janus Fundamental Equity Fund.

The capital loss carryforward in funds of the Trust are subject to annual limitations under applicable tax laws and may expire unused as a result of the Janus Adviser Series trust acquisition during the current year. Due to these limitations, carryforward amounts in the table below will not be available for use. As a result, these amounts have been reclassified to paid-in capital.

Capital Loss
Carryover
Unavailable
Fund	Due to Merger

Janus Contrarian Fund	$63,429,037
Janus Enterprise Fund	25,708,760
Janus Fund	23,518,480
Janus Growth and Income Fund	4,915,159
Janus Orion Fund	12,831,712
Janus Research Core Fund(1)	2,415,244

(1)	Formerly named Janus Fundamental Equity Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Janus Growth & Core Funds | 165

Notes to Financial Statements (continued)

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Balanced Fund	$4,148,542,007	$573,068,155	$(104,175,633)
Janus Contrarian Fund	4,107,368,754	588,720,054	(746,130,402)
Janus Enterprise Fund	2,157,499,541	382,167,841	(244,597,360)
Janus Fund	7,344,275,727	1,227,581,563	(353,780,873)
Janus Growth and Income Fund	3,295,386,443	638,764,455	(232,522,292)
Janus Orion Fund	2,563,930,973	742,979,110	(126,715,950)
Janus Research Core Fund(1)	576,023,731	66,118,518	(47,076,075)
Janus Research Fund	2,707,257,017	372,429,474	(191,995,980)
Janus Triton Fund	325,012,628	40,130,817	(18,074,765)
Janus Twenty Fund	6,619,422,868	2,558,512,947	(210,688,009)
Janus Venture Fund	893,062,099	219,481,968	(189,589,660)

(1)	Formerly named Janus Fundamental Equity Fund.

Information on the tax components of securities sold short as of October 31, 2009 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized
Fund	Securities Sold Short	(Appreciation)	Depreciation

Janus Triton Fund	$(2,607,106)	$(306,151)	$93,670
Janus Venture Fund	(11,323,753)	(835,063)	1,288,509

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced	$92,307,406	$68,356,967	$443,498	$–
Janus Contrarian	18,633,965	127,434,634	1,859,062	–
Janus Enterprise Fund	–	–	–	(72,584)
Janus Fund	96,855,319	–	–	–
Janus Growth and Income Fund	37,846,778	–	–	–
Janus Orion Fund	24,662,852	–	2,379,674	–
Janus Research Core Fund(1)	8,145,763	18,689,352	–	–
Janus Research Fund	20,899,744	–	–	–
Janus Triton Fund	60,342	–	–	–
Janus Twenty Fund	–	–	1,410,558	(6,862,369)
Janus Venture Fund	–	–	–	(3,476,868)

(1)	Formerly named Janus Fundamental Equity Fund.

166 | October 31, 2009

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$65,151,499	$87,036,514	$–	$–
Janus Contrarian Fund	34,529,912	349,165,516	–	–
Janus Enterprise Fund	–	–	–	(905,586)
Janus Fund	62,048,009	–	–	–
Janus Growth and Income Fund	158,487,299	594,598,778	–	–
Janus Orion Fund	16,325,391	–	–	–
Janus Research Core Fund(1)	26,651,465	62,776,669	–	–
Janus Research Fund	4,260,965	–	–	–
Janus Triton Fund	12,746,421	4,285,068	30	(501,247)
Janus Twenty Fund	24,898,590	–	–	–
Janus Venture Fund	43,495,586	276,410,821	42	(7,626,092)

(1)	Formerly named Janus Fundamental Equity Fund.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended October 31

							Janus
	Janus	Janus	Janus		Janus	Janus	Research	Janus	Janus	Janus	Janus
	Balanced	Contrarian	Enterprise	Janus	Growth and Income	Orion	Core	Research	Triton	Twenty	Venture
	Fund	Fund	Fund	Fund	Fund	Fund	Fund(1)	Fund	Fund	Fund	Fund

Class A Shares(2)
2009	0.89%	1.43%	1.21%	1.07%	1.16%	1.19%	1.45%	1.24%	1.43%	N/A	N/A

Class C Shares(2)
2009	1.70%	2.37%	2.39%	1.89%	2.08%	2.13%	2.35%	1.94%	2.19%	N/A	N/A

Class I Shares(2)
2009	0.63%	0.94%	0.82%	0.73%	0.73%	0.74%	0.84%	1.02%	1.01%	N/A	N/A

Class J Shares(3)
2009	0.82%(4)	1.01%(4)	0.99%(4)	0.89%(4)	0.90%(4)	0.97%(4)	1.00%(4)	1.02%(4)	1.18%	0.86%(4)	0.93%(4)
2008	0.79%(4)	1.01%(4)	0.92%(4)	0.88%(4)	0.87%(4)	0.94%(4)	0.91%(4)	1.06%(4)	1.20%	0.85%(4)	0.90%(4)
2007	0.79%(4)	0.97%(4)	0.94%(4)	0.88%(4)	0.87%(4)	0.93%(4)	0.87%(4)	1.01%(4)	1.13%	0.88%(4)	0.88%(4)
2006	0.82%(4)	0.95%(4)	1.00%(4)	0.90%(4)	0.89%(4)	1.00%(4)	0.92%(4)	0.98%(4)	1.11%	0.88%(4)	0.91%(4)
2005	0.80%(4)	0.93%(4)	0.96%(4)	0.88%(4)	0.88%(4)	1.02%(4)	0.90%(4)	0.93%(4)	1.85%	0.86%(4)	0.87%(4)

Class R Shares(2)
2009	1.35%	1.67%	1.57%	1.45%	1.45%	1.49%	1.63%	N/A	1.81%	N/A	N/A

Class S Shares(2)
2009	1.10%	1.42%	1.31%	1.20%	1.20%	1.24%	1.37%	1.66%	1.61%	N/A	N/A

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Growth & Core Funds | 167

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For the fiscal year or period ended	Janus Balanced Fund		Janus Contrarian Fund		Janus Enterprise Fund		Janus Fund		Janus Growth and Income Fund
October 31(all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares:(1)
Shares sold	4,114	N/A	454	N/A	225	N/A	84	N/A	43	N/A
Shares issued in connection with acquisition (see Note 9)	10,919	N/A	6,786	N/A	1,905	N/A	199	N/A	781	N/A
Reinvested dividends and distributions	48	N/A	–	N/A	–	N/A	–	N/A	1	N/A
Shares repurchased	(1,638)	N/A	(1,404)	N/A	(371)	N/A	(106)	N/A	(101)	N/A
Net Increase/(Decrease) in Fund Shares	13,443	N/A	5,836	N/A	1,759	N/A	177	N/A	724	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	13,443	N/A	5,836	N/A	1,759	N/A	177	N/A	724	N/A
Transactions in Fund Shares – Class C Shares:(1)
Shares sold	3,463	N/A	237	N/A	59	N/A	21	N/A	20	N/A
Shares issued in connection with acquisition (see Note 9)	7,544	N/A	5,873	N/A	504	N/A	222	N/A	177	N/A
Reinvested dividends and distributions	21	N/A	–	N/A	–	N/A	–	N/A	–	N/A
Shares repurchased	(427)	N/A	(615)	N/A	(51)	N/A	(15)	N/A	(17)	N/A
Net Increase/(Decrease) in Fund Shares	10,601	N/A	5,495	N/A	512	N/A	228	N/A	180	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	10,601	N/A	5,495	N/A	512	N/A	228	N/A	180	N/A
Transactions in Fund Shares – Class I Shares:(1)
Shares sold	2,633	N/A	3,442	N/A	1,733	N/A	618	N/A	213	N/A
Shares issued in connection with acquisition (see Note 9)	2,107	N/A	1,709	N/A	8,990	N/A	517	N/A	48	N/A
Reinvested dividends and distributions	11	N/A	–	N/A	–	N/A	–	N/A	–	N/A
Shares repurchased	(309)	N/A	(215)	N/A	(931)	N/A	(56)	N/A	(6)	N/A
Net Increase/(Decrease) in Fund Shares	4,442	N/A	4,936	N/A	9,792	N/A	1,079	N/A	255	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	4,442	N/A	4,936	N/A	9,792	N/A	1,079	N/A	255	N/A
Transactions in Fund Shares – Class J Shares:(2)
Shares sold	51,122	31,503	34,357	117,238	6,671	12,080	52,097	51,312	10,929	12,153
Reinvested dividends and distributions	7,799	6,053	15,986	19,442	–	–	4,980	1,905	1,662	20,695
Shares repurchased	(26,846)	(26,010)	(98,192)	(175,169)	(9,999)	(10,547)	(88,759)	(70,606)	(28,493)	(40,872)
Net Increase/(Decrease) in Fund Shares	32,075	11,546	(47,849)	(38,489)	(3,328)	1,533	(31,682)	(17,389)	(15,902)	(8,024)
Shares Outstanding, Beginning of Period	114,741	103,195	360,467	398,956	39,134	37,601	369,951	387,340	152,777	160,801
Shares Outstanding, End of Period	146,816	114,741	312,618	360,467	35,806	39,134	338,269	369,951	136,875	152,777

168 | October 31, 2009

For the fiscal year or period ended	Janus Balanced Fund		Janus Contrarian Fund		Janus Enterprise Fund		Janus Fund		Janus Growth and Income Fund
October 31(all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class R Shares:(1)
Shares sold	1,291	N/A	17	N/A	194	N/A	14	N/A	8	N/A
Shares issued in connection with acquisition (see Note 9)	1,196	N/A	221	N/A	935	N/A	23	N/A	73	N/A
Reinvested dividends and distributions	5	N/A	–	N/A	–	N/A	–	N/A	–	N/A
Shares repurchased	(370)	N/A	(20)	N/A	(96)	N/A	(4)	N/A	(13)	N/A
Net Increase/(Decrease) in Fund Shares	2,122	N/A	218	N/A	1,033	N/A	33	N/A	68	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	2,122	N/A	218	N/A	1,033	N/A	33	N/A	68	N/A
Transactions in Fund Shares – Class S Shares:(1)
Shares sold	2,909	N/A	146	N/A	509	N/A	233	N/A	130	N/A
Shares issued in connection with acquisition (see Note 9)	20,316	N/A	488	N/A	5,116	N/A	3,983	N/A	2,661	N/A
Reinvested dividends and distributions	82	N/A	–	N/A	–	N/A	–	N/A	2	N/A
Shares repurchased	(1,850)	N/A	(249)	N/A	(481)	N/A	(693)	N/A	(290)	N/A
Net Increase/(Decrease) in Fund Shares	21,457	N/A	385	N/A	5,144	N/A	3,523	N/A	2,503	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	21,457	N/A	385	N/A	5,144	N/A	3,523	N/A	2,503	N/A

(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares”.

Janus Growth & Core Funds | 169

Notes to Financial Statements (continued)

	Janus Orion Fund		Janus Research Core Fund(1)		Janus Research Fund		Janus Triton Fund
For the fiscal year or period ended October 31(all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares:(2)
Shares sold	317	N/A	418	N/A	4	N/A	1,007	N/A
Shares issued in connection with acquisition (see Note 9)	2,773	N/A	–	N/A	N/A	N/A	564	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A	–	N/A
Shares repurchased	(448)	N/A	(78)	N/A	–	N/A	(398)	N/A
Net Increase/(Decrease) in Fund Shares	2,642	N/A	340	N/A	4	N/A	1,173	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	2,642	N/A	340	N/A	4	N/A	1,173	N/A
Transactions in Fund Shares – Class C Shares:(2)
Shares sold	89	N/A	492	N/A	3	N/A	242	N/A
Shares issued in connection with acquisition (see Note 9)	1,076	N/A	–	N/A	N/A	N/A	306	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A	–	N/A
Shares repurchased	(98)	N/A	(31)	N/A	–	N/A	(29)	N/A
Net Increase/(Decrease) in Fund Shares	1,067	N/A	461	N/A	3	N/A	519	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1,067	N/A	461	N/A	3	N/A	519	N/A
Transactions in Fund Shares – Class I Shares:(2)
Shares sold	884	N/A	149	N/A	307	N/A	310	N/A
Shares issued in connection with acquisition (see Note 9)	146	N/A	–	N/A	N/A	N/A	69	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A	–	N/A
Shares repurchased	(21)	N/A	(13)	N/A	(4)	N/A	(3)	N/A
Net Increase/(Decrease) in Fund Shares	1,009	N/A	136	N/A	303	N/A	376	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1,009	N/A	136	N/A	303	N/A	376	N/A
Transactions in Fund Shares – Class J Shares:(3)
Shares sold	43,375	126,802	2,004	3,500	11,501	30,440	19,430	8,878
Reinvested dividends and distributions	4,234	1,261	1,924	3,361	1,126	132	7	1,166
Shares repurchased	(78,440)	(132,761)	(7,708)	(9,876)	(26,081)	(44,621)	(6,066)	(5,095)
Net Increase/(Decrease) in Fund Shares	(30,831)	(4,698)	(3,780)	(3,015)	(13,454)	(14,049)	13,371	4,949
Shares Outstanding, Beginning of Period	377,672	382,370	34,736	37,751	141,962	156,011	13,816	8,867
Shares Outstanding, End of Period	346,841	377,672	30,956	34,736	128,508	141,962	27,187	13,816
Transactions in Fund Shares – Class R Shares:(2)
Shares sold	58	N/A	81	N/A	N/A	N/A	35	N/A
Shares issued in connection with acquisition (see Note 9)	136	N/A	–	N/A	N/A	N/A	74	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	N/A	N/A	–	N/A
Shares repurchased	(16)	N/A	(8)	N/A	N/A	N/A	(9)	N/A
Net Increase/(Decrease) in Fund Shares	178	N/A	73	N/A	N/A	N/A	100	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	N/A	N/A	–	N/A
Shares Outstanding, End of Period	178	N/A	73	N/A	N/A	N/A	100	N/A
Transactions in Fund Shares – Class S Shares:(2)
Shares sold	523	N/A	1,773	N/A	486*	N/A	263	N/A
Shares issued in connection with acquisition (see Note 9)	1,012	N/A	–	N/A	N/A	N/A	78	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A	–	N/A
Shares repurchased	(57)	N/A	(503)	N/A	–	N/A	(10)	N/A
Net Increase/(Decrease) in Fund Shares	1,478	N/A	1,270	N/A	486*	N/A	331	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1,478	N/A	1,270	N/A	486*	N/A	331	N/A

*	Shares outstanding not in thousands.
(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares”.

170 | October 31, 2009

	Janus Twenty Fund		Janus Venture Fund
For the fiscal year or period ended October 31(all numbers in thousands)	2009	2008	2009	2008

Transactions in Fund Shares – Class J Shares:(1)
Shares sold	9,762	14,515	651	638
Reinvested dividends and distributions	34	339	–	5,473
Shares repurchased	(17,328)	(20,082)	(2,347)	(2,898)
Net Increase/(Decrease) in Fund Shares	(7,532)	(5,228)	(1,696)	3,213
Shares Outstanding, Beginning of Period	165,712	170,940	25,519	22,306
Shares Outstanding, End of Period	158,180	165,712	23,823	25,519
(1) Effective July 6, 2009, the Funds designated their initial share class as “Class J Shares”.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$5,196,624,944	$2,996,112,422	$1,483,846,855	$1,793,757,516
Janus Contrarian Fund	2,703,802,102	3,168,408,118	–	–
Janus Enterprise Fund	632,363,702	734,795,410	–	–
Janus Fund	4,211,076,007	4,652,213,015	–	–
Janus Growth and Income Fund	1,244,457,523	1,483,061,485	–	–
Janus Orion Fund	3,147,092,491	3,503,651,600	–	–
Janus Research Core Fund(1)	297,150,737	374,352,691	–	–
Janus Research Fund	2,086,222,196	2,302,670,142	–	–
Janus Triton Fund	216,513,126	92,095,927	–	–
Janus Twenty Fund	2,598,005,144	2,354,212,037	–	–
Janus Venture Fund	315,447,493	360,660,011	–	–

(1)	Formerly named Janus Fundamental Equity Fund.

9.	Fund Acquisition

On July 6, 2009, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Research Core Fund, and Janus Triton Fund acquired all of the net assets of Janus Adviser Balanced Fund, Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Large Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Orion Fund, Janus Adviser Research Core Fund, and Janus Adviser Small-Mid Growth Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-fee exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Balanced Fund	40,928,701	$896,584,133	42,082,452	$2,832,738,531	$3,729,322,664	$27,507,614
Janus Contrarian Fund	18,603,495	157,182,551	15,077,988	3,379,696,090	3,536,878,641	(33,951,255)
Janus Enterprise Fund	25,257,379	639,201,484	17,451,403	1,372,778,997	2,011,980,481	(54,042,443)
Janus Fund	5,828,515	103,109,285	4,943,893	7,436,101,589	7,539,210,874	(2,352,790)
Janus Growth and Income Fund	8,824,942	86,935,742	3,740,567	3,263,460,830	3,350,396,572	(2,848,005)
Janus Orion Fund	4,043,427	39,032,881	5,142,393	2,684,570,634	2,723,603,515	2,519,525
Janus Research Core Fund(1)	3,799,429	42,205,476	2,733,955	495,965,727	538,171,203	(6,731,249)
Janus Triton Fund	1,247,456	11,206,551	1,092,206	229,323,658	240,530,209	(45,415)

(1)	Formerly named Janus Fundamental Equity Fund.

Janus Growth & Core Funds | 171

Notes to Financial Statements (continued)

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); and (ii) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the originally-filed actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Steinberg case (action (i) above) except certain claims under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Janus filed a motion for summary judgment to resolve the remainder of the Section 36(b) claim. The Court has not yet ruled on the motion. In the Wiggins case (action (ii) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

11.	Subsequent Events

Effective November 1, 2009, the Funds changed their fiscal year end from October 31 to September 30.

The Board of Trustees of the Funds has approved certain changes to evolve Janus Capital’s mutual fund platform. Class J Shares that are held through a third-party intermediary will be renamed Class T Shares. Class T Shares will be available only through certain financial intermediary platforms. Fund shares that are held directly with Janus will be moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. These changes will be effective on or about February 16, 2010.

In May 2009, in accordance with the FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of

172 | October 31, 2009

accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 17, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Growth & Core Funds | 173

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Research Core Fund (formerly named Janus Fundamental Equity Fund) and Janus Growth and Income Fund (eleven of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2009 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

December 17, 2009

174 | October 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free).

Janus Growth & Core Funds | 175

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

176 | October 31, 2009

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Growth & Core Funds | 177

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

178 | October 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2009:

Capital Gain Distributions

Fund

Janus Balanced Fund	$68,356,967
Janus Contrarian Fund	127,434,634
Janus Research Core Fund(1)	18,689,352

(1)	Formerly named Janus Fundamental Equity Fund.

Return of Capital Distributions

Fund

Janus Balanced Fund	$443,498
Janus Contrarian Fund	1,859,062
Janus Orion Fund	2,379,674
Janus Twenty Fund	1,410,558

Dividends Received Deduction Percentage

Fund

Janus Balanced Fund	51%
Janus Contrarian Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Orion Fund	100%
Janus Research Core Fund(1)	100%
Janus Research Fund	100%
Janus Triton Fund	100%

(1)	Formerly named Janus Fundamental Equity Fund.

Qualified Dividend Income

Fund

Janus Balanced Fund	79%
Janus Contrarian Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Orion Fund	100%
Janus Research Core Fund(1)	100%
Janus Research Fund	100%
Janus Triton Fund	100%

(1)	Formerly named Janus Fundamental Equity Fund.

Janus Growth & Core Funds | 179

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

180 | October 31, 2009

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Growth & Core Funds | 181

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Length of	Principal Occupations
Name, Address, and Age	with the Trust	Time Served*	During the Past Five Years

William Bales 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Venture Fund	2/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Fund	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2002-2007) for Janus Enterprise Fund and Vice President (1998-2006) of Janus Capital.

David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Portfolio Manager Janus Contrarian Fund	9/96-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Enterprise Fund	11/07-Present	Vice President of Janus Capital. Formerly, Assistant Portfolio Manager (2004-2007) for Janus Enterprise Fund and Analyst (1999-2007) for Janus Capital.

John Eisinger 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Orion Fund	1/08-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2003-2007) for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Research Core Fund Executive Vice President Janus Research Fund	11/07-Present 2/06-Present	Vice President and Director of Research of Janus Capital.

Chad Meade 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Triton Fund	7/06-Present	Research Analyst of Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund. Executive Vice President and Portfolio Manager Janus Growth and Income Fund	5/05-Present 11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Fund	11/07-Present	Portfolio Manager for other Janus accounts. Formerly, Analyst (2003-2007) for Janus Capital.

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Twenty Fund	1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2000-2007) for Janus Orion Fund and Portfolio Manager (2005-2006) for Janus Triton Fund.

Brian A. Schaub 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Triton Fund	7/06-Present	Portfolio Manager for other Janus accounts and Research Analyst of Janus Capital.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

182 | October 31, 2009

OFFICERS (continued)

	Positions Held	Length of	Principal Occupations
Name, Address, and Age	with the Trust	Time Served*	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth & Core Funds | 183

Notes

184 | October 31, 2009

Notes

Janus Growth & Core Funds | 185

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1109-173	11-30-10 111-02-105 12-09

2009 ANNUAL REPORT

Janus Risk-Managed Funds

Risk-Managed
INTECH Risk-Managed Core Fund
(formerly named INTECH Risk-Managed Stock Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Risk-Managed Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. Over the past twelve months, we’ve seen extreme market volatility that has resulted in significant challenges for investors around the globe. Despite the recent turmoil, we have remained committed to our research-driven approach and long-term investment view. As a result, we have continued to deliver strong results relative to many of our peers.

For the one-year period ended October 31, 2009, 78% of Janus retail funds, Class J Shares, ranked within Lipper’s top two quartiles. Looking longer-term, 92% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2009. (Lipper rankings are based on total returns. See complete rankings on page 4.)

One Year Later

The global financial system continues to heal from the unprecedented downturn that began over a year ago in September 2008. While the recovery is far from complete, we believe that the various U.S. Government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have helped stem investor uncertainty. This has been reflected in narrowing credit spreads, rising equity prices and modestly improving economic activity throughout the world, not to mention better functioning capital and funding markets.

In the U.S., the S&P 500® Index gained nearly 10% during the 12-month period, helped by a more than 53% rally off of March lows. Non-U.S. equity markets delivered strong performance gaining more than 20% (MSCI All Country World ex-U.S. IndexSM) with emerging equity markets (MSCI EMF Index) rising nearly 52% in local currency terms.

In addition to the strong recovery by equity markets, credit markets posted impressive results. Credit spreads, or the difference between the yields on corporate bonds versus the yields on equivalent Treasury bonds, narrowed sharply after reaching historically wide levels in December 2008 amidst heightened risk aversion. The U.S. High Yield market (Barclays Capital U.S. Corporate High Yield Index) posted the strongest returns, gaining over 48%. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose roughly 37% during the period.

Commodity prices were mostly higher while the U.S. dollar weakened amid a move into higher yielding currencies and concern over a rising U.S. Government deficit. Despite the continuation of the strong equity market rally that began in March of this year, rising unemployment and the downtrend in the U.S. dollar remained key concerns for investors.

Looking Ahead

We believe the outlook for the U.S. economy lies in the hands of the U.S. consumer and his/her level of comfort with the prospects for sustained growth. We’ve seen a reduction in consumption and an increase in the savings rate brought on by the financial crisis. We expect these trends to continue for some time as the U.S. consumer focuses on improving his/her financial situation and the excesses of the past are worked through the system. We think this is positive for the long-term health of the economy, but remain cautious about the prospects for a full recovery in the short-term.

As in the past, we continue to stress the importance of strong security selection in delivering results for our investors. As fundamental researchers, our goal is to avoid those companies that we think will ultimately fail to emerge successfully from market turmoil and attempt to identify those companies going through positive fundamental transition. We believe the current environment provides us with a strong opportunity to demonstrate the benefits of our integrated research-intensive approach in both the equity and fixed income markets.

Increased savings and greater diversification, with an emphasis on fixed income and dividends, are likely to be a big theme for investors over the next few years. We continue to believe a balanced strategy may provide the

Janus Risk-Managed Funds | 1

Continued

best opportunity for long-term success for our investors, and we remain committed to delivering strong long-term relative performance on your behalf.

We thank you for your business and your continued confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.335.2687 or download the file from janus.com/info. Read it carefully before investing or sending money.

The opinions are those of the authors as of October 31, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

2 | October 31, 2009

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (11/09)

Janus Risk-Managed Funds | 3

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund
(Inception Date)

Janus Fund(1);Class J Shares (2/70)	Large-Cap Growth Funds	20	165/832	34	238/708	28	162/589	71	215/304	17	3/17	41	315/772

Janus Enterprise Fund(1)(2);Class J Shares (9/92)	Mid-Cap Growth Funds	40	194/491	24	102/432	9	32/358	91	158/173	36	13/36	27	122/463

Janus Orion Fund(1);Class J Shares (6/00)	Multi-Cap Growth Funds	11	49/462	13	45/370	3	9/308	N/A	N/A	20	38/192	59	246/420

Janus Research Fund(1)(2);Class J Shares (5/93)	Large-Cap Growth Funds	8	66/832	12	84/708	9	51/589	53	161/304	4	3/81	10	65/669

Janus Triton Fund(1)(2);Class J Shares (2/05)	Small-Cap Growth Funds	7	37/557	2	6/475	N/A	N/A	N/A	N/A	1	4/409	1	3/364

Janus Twenty Fund(1)*;Class J Shares (4/85)	Large-Cap Growth Funds	10	82/832	1	1/708	1	2/589	27	81/304	6	2/34	30	229/784

Janus Venture Fund(1)*;Class J Shares (4/85)	Small-Cap Growth Funds	8	40/557	33	156/475	22	86/392	76	162/213	10	1/10	21	26/128

Janus Global Life Sciences Fund(1);Class J Shares (12/98)	Global Healthcare/Biotechnology Funds	35	16/45	21	8/38	22	8/36	67	10/14	17	2/11	10	4/42

Janus Global Technology Fund(1);Class J Shares (12/98)	Global Science & Technology Funds	54	39/72	26	17/65	22	13/59	90	17/18	30	5/16	40	26/64

Janus Balanced Fund(1)(2);Class J Shares (9/92)	Mixed-Asset Target Allocation Moderate Funds	14	66/503	1	1/402	1	1/310	14	20/147	4	1/27	1	1/339

Janus Contrarian Fund(1);Class J Shares (2/00)	Multi-Cap Core Funds	65	517/798	43	277/658	5	22/507	N/A	N/A	18	41/227	18	41/227

Janus Research Core Fund(1)(2);Class J Shares (6/96)	Large-Cap Core Funds	6	53/907	47	354/759	16	100/627	28	101/367	3	6/201	61	499/823

Janus Growth and Income Fund(1)(2);Class J Shares (5/91)	Large-Cap Core Funds	3	20/907	43	323/759	27	168/627	48	173/367	8	6/78	47	383/823

INTECH Risk-Managed Core Fund(1);Class J Shares (2/03)	Multi-Cap Core Funds	87	688/798	75	493/658	61	305/507	N/A	N/A	48	184/388	48	184/388

Perkins Mid Cap Value Fund(2)(3);Class J Shares (8/98)	Mid-Cap Value Funds	28	70/249	3	5/205	5	8/161	2	1/58	3	1/48	1	1/48

Perkins Small Cap Value Fund(3);Class J Shares (10/87)	Small-Cap Core Funds	15	107/754	1	6/629	6	27/511	12	30/264	4	5/131	4	5/131

Janus Flexible Bond Fund(1)(2);Class J Shares (7/87)	Intermediate Investment Grade Debt Funds	32	171/546	7	28/443	9	31/382	15	30/211	10	2/19	7	33/481

Janus High-Yield Fund(1)(2);Class J Shares (12/95)	High Current Yield Funds	65	296/460	25	94/387	24	77/332	13	26/209	7	6/90	23	70/316

Janus Short-Term Bond Fund(1)(2);Class J Shares (9/92)	Short Investment Grade Debt Funds	29	73/258	2	4/215	3	5/177	13	12/94	20	5/24	5	12/244

Janus Global Opportunities Fund(1)(2);Class J Shares (6/01)	Global Funds	21	108/538	19	68/367	54	151/283	N/A	N/A	13	24/193	55	176/322

Janus Global Research Fund(1)(2);Class J Shares (2/05)	Global Funds	13	69/538	13	46/367	N/A	N/A	N/A	N/A	5	15/301	5	15/301

Janus Overseas Fund(1)(2);Class J Shares (5/94)	International Funds	1	6/1259	1	5/924	1	1/697	4	13/373	1	1/101	1	1/613

Janus Worldwide Fund(1)(2);Class J Shares (5/91)	Global Funds	39	209/538	65	238/397	76	214/283	96	140/146	39	7/17	50	283/566

Janus Smart Portfolio – Growth(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Growth Funds	9	54/651	6	31/540	N/A	N/A	N/A	N/A	4	16/502	4	16/502

Janus Smart Portfolio – Moderate(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Moderate Funds	7	32/503	1	3/402	N/A	N/A	N/A	N/A	3	10/370	3	10/370

Janus Smart Portfolio – Conservative(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Conservative Funds	17	72/445	4	14/362	N/A	N/A	N/A	N/A	2	5/320	2	5/320

(1)	Effective July 6, 2009, designated its initial share class as “Class J Shares.”
(2)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.
(3)	Effective July 6, 2009, the Fund changed the name of its Investor Share Class to “Class J Shares.”

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for the share class shown only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

4 | October 31, 2009

Useful Information About Your Fund Report

Management Commentary

The Management Commentary in this report include valuable insight from the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s investment personnel in the Management Commentary are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was October 31, 2009. As the investing environment changes, so could the investment personnel’s opinions. These views are unique to the investment personnel and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Risk-Managed Funds | 5

INTECH Risk-Managed Core Fund (unaudited)

Fund Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Managed by INTECH Investment Management LLC

Performance Overview

For the twelve-month period ended October 31, 2009, INTECH Risk-Managed Core Fund’s Class J Shares returned 6.81%. This compares to the 9.80% return posted by the S&P 500® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 22 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Core Fund.

6 | October 31, 2009

(unaudited)

INTECH Risk-Managed Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Exxon Mobil Corp. Oil Companies – Integrated	5.8%
AT&T, Inc. Telephone – Integrated	3.4%
Johnson & Johnson Medical Products	2.1%
Chevron Corp. Oil Companies – Integrated	1.7%
International Business Machines Corp. Computers	1.7%

14.7%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Risk-Managed Funds | 7

INTECH Risk-Managed Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009				Expense Ratios – estimated for the fiscal year
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Core Fund – Class A Shares

NAV	6.81%	0.12%	5.54%	1.04%	1.03%

MOP	0.67%	–1.06%	4.61%

INTECH Risk-Managed Core Fund – Class C Shares

NAV	6.81%	–0.61%	4.76%	1.83%	1.78%

CDSC	5.85%	–0.61%	4.76%

INTECH Risk-Managed Core Fund – Class I Shares	6.81%	0.44%	5.87%	0.69%	0.69%

INTECH Risk-Managed Core Fund – Class J Shares	6.81%	0.44%	5.87%	0.97%	0.97%

INTECH Risk-Managed Core Fund – Class S Shares	6.81%	–0.06%	5.34%	1.19%	1.19%

S&P 500® Index	9.80%	0.33%	5.24%

Lipper Quartile – Class J Shares	4th	3rd	2nd

Lipper Ranking – based on total return for Multi-Cap Core Funds	688/798	305/507	184/388

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

For Class I Shares, Class J Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

8 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The voluntary waiver of the Fund’s management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, INTECH Risk-Managed Core Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed Core Fund (the “JAD predecessor fund”) into corresponding shares of INTECH Risk-Managed Core Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of INTECH Risk-Managed Core Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective February 27, 2009, INTECH Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Core Fund.

*	The Fund’s inception date – February 28, 2003

Janus Risk-Managed Funds | 9

INTECH Risk-Managed Core Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,140.00	$3.74

Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,137.80	$6.32

Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,141.10	$2.70

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,155.20	$4.62

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,138.90	$4.32

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

†	Expenses are equal to the annualized expense ratio of 1.08% for Class A Shares, 1.83% for Class C Shares, 0.78% for Class I Shares, 0.85% for Class J Shares and 1.25% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

10 | October 31, 2009

INTECH Risk-Managed Core Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Common Stock – 99.6%
Advertising Agencies – 0.2%
14,000	Interpublic Group of Companies, Inc.*	$84,280
13,000	Omnicom Group, Inc.	445,640
		529,920
Aerospace and Defense – 0.8%
2,600	Boeing Co.	124,280
1,100	General Dynamics Corp.	68,970
15,000	Lockheed Martin Corp.	1,031,850
4,100	Northrop Grumman Corp.	205,533
20,900	Rockwell Collins, Inc.	1,052,942
		2,483,575
Aerospace and Defense – Equipment – 0.8%
37,400	B.F. Goodrich Co.	2,032,690
6,600	United Technologies Corp.	405,570
		2,438,260
Agricultural Chemicals – 0.1%
800	CF Industries Holdings, Inc.	66,600
4,500	Monsanto Co.	302,310
		368,910
Agricultural Operations – 0.3%
26,300	Archer-Daniels-Midland Co.	792,156
Apparel Manufacturers – 0.3%
19,500	Coach, Inc.	642,915
2,200	VF Corp.	156,288
		799,203
Applications Software – 1.4%
11,000	Citrix Systems, Inc.*	404,360
28,900	Intuit, Inc.*	840,123
79,000	Microsoft Corp.	2,190,670
16,200	Red Hat, Inc.*	418,122
6,500	Salesforce.com, Inc.*	368,875
		4,222,150
Athletic Footwear – 0.1%
5,500	NIKE, Inc. – Class B	341,990
Audio and Video Products – 0%
1,800	Harman International Industries, Inc.*	67,698
Automotive – Cars and Light Trucks – 0.2%
102,900	Ford Motor Co.*	720,300
Automotive – Medium and Heavy Duty Trucks – 0.1%
7,150	PACCAR, Inc.	267,482
Beverages – Non-Alcoholic – 2.6%
55,700	Coca-Cola Co.	2,969,367
93,800	Coca-Cola Enterprises, Inc.	1,788,766
3,000	Dr. Pepper Snapple Group, Inc.*	81,780
28,100	Pepsi Bottling Group, Inc.	1,052,064
29,100	PepsiCo, Inc.	1,762,005
		7,653,982
Broadcast Services and Programming – 0.1%
4,200	Scripps Networks Interactive, Inc. – Class A	158,592
Building – Residential and Commercial – 0.4%
24,700	D.R. Horton, Inc.	270,712
23,400	KB Home	331,812
30,900	Lennar Corp. – Class A	389,340
15,357	Pulte Homes, Inc.*	138,367
		1,130,231
Building Products – Wood – 0%
800	Masco Corp.	9,400
Cable Television – 1.4%
154,300	Comcast Corp. – Class A	2,237,350
41,700	DIRECTV Group, Inc.*	1,096,710
19,300	Time Warner Cable, Inc. – Class A*	761,192
		4,095,252
Casino Hotels – 0.1%
4,500	Wynn Resorts, Ltd.	243,990
Casino Services – 0.3%
56,800	International Game Technology	1,013,312
Chemicals – Diversified – 0.1%
2,400	E.I. du Pont de Nemours & Co.	76,368
1,200	FMC Corp.	61,320
300	PPG Industries, Inc.	16,929
		154,617
Chemicals – Specialty – 0.2%
5,400	Eastman Chemical Co.	283,554
4,600	Ecolab, Inc.	202,216
2,100	International Flavors & Fragrances, Inc.	79,989
		565,759
Coal – 0.3%
6,500	Consol Energy, Inc.	278,265
4,100	Massey Energy Co.	119,269
10,300	Peabody Energy Corp.	407,777
		805,311
Coatings and Paint Products – 0.2%
7,900	Sherwin-Williams Co.	450,616
Commercial Services – 0.5%
26,600	Convergys Corp.*	288,610
41,800	Iron Mountain, Inc.*	1,021,174
2,600	Quanta Services, Inc.*	55,120
		1,364,904
Commercial Services – Finance – 2.0%
54,800	Automatic Data Processing, Inc.	2,181,040
5,200	Equifax, Inc.	142,376
3,600	H&R Block, Inc.	66,024
4,200	MasterCard, Inc. – Class A	919,884
37,600	Moody’s Corp.	890,368
18,700	Paychex, Inc.	531,267
58,500	Total System Services, Inc.	934,245
4,500	Western Union Co.	81,765
		5,746,969
Commercial Banks – 0.5%
13,700	BB&T Corp.	327,567
36,835	First Horizon National Corp.*	435,758
1,100	M&T Bank Corp.	69,135
67,500	Marshall & Ilsley Corp.	359,100
25,000	Regions Financial Corp.	121,000
18,500	Zions Bancorporation	261,960
		1,574,520

See Notes to Schedule of Investments and Financial Statements.

Janus Risk-Managed Funds | 11

INTECH Risk-Managed Core Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Computer Services – 0.9%
9,400	Affiliated Computer Services, Inc. – Class A*	$489,646
30,100	Cognizant Technology Solutions Corp.*	1,163,365
17,600	Computer Sciences Corp.*	892,496
		2,545,507
Computers – 3.9%
16,300	Apple, Inc.*	3,072,550
68,100	Hewlett-Packard Co.	3,232,026
40,600	International Business Machines Corp.	4,896,766
41,100	Sun Microsystems, Inc.*	336,198
		11,537,540
Computers – Integrated Systems – 0.2%
17,100	Terdata Corp.*	476,748
Computers – Memory Devices – 0.9%
42,600	EMC Corp.*	701,622
32,900	NetApp, Inc.*	889,945
11,100	SanDisk Corp.*	227,328
24,000	Western Digital Corp.*	808,320
		2,627,215
Consumer Products – Miscellaneous – 0.4%
10,500	Clorox Co.	621,915
6,800	Kimberly-Clark Corp.	415,888
		1,037,803
Containers – Metal and Glass – 0.7%
27,600	Ball Corp.	1,361,508
19,900	Owens-Illinois, Inc.*	634,412
		1,995,920
Containers – Paper and Plastic – 0.2%
6,300	Bemis Co., Inc.	162,729
3,100	Pactiv Corp.*	71,579
20,200	Sealed Air Corp.	388,446
		622,754
Cosmetics and Toiletries – 1.9%
14,200	Colgate-Palmolive Co.	1,116,546
75,575	Procter & Gamble Co.	4,383,350
		5,499,896
Cruise Lines – 0.1%
8,000	Carnival Corp. (U.S. Shares)*	232,960
Data Processing and Management – 0.7%
1,000	Dun & Bradstreet Corp.	76,560
32,300	Fidelity National Information Services, Inc.	702,848
25,100	Fiserv, Inc.*	1,151,337
		1,930,745
Dialysis Centers – 0%
2,300	DaVita, Inc.*	121,969
Distribution/Wholesale – 0.3%
11,000	Genuine Parts Co.	384,890
6,700	W.W. Grainger, Inc.	627,991
		1,012,881
Diversified Banking Institutions – 2.4%
95,406	Bank of America Corp.	1,391,019
91,600	Citigroup, Inc.*	374,644
11,400	Goldman Sachs Group, Inc.	1,939,938
64,726	JPMorgan Chase & Co.	2,703,606
22,100	Morgan Stanley	709,852
		7,119,059
Diversified Operations – 2.3%
9,800	3M Co.	720,986
1,500	Dover Corp.	56,520
4,900	Eaton Corp.	296,205
259,300	General Electric Co.	3,697,618
28,600	Honeywell International, Inc.	1,026,454
7,400	Illinois Tool Works, Inc.	339,808
2,400	ITT Corp.	121,680
8,100	Parker Hannifin Corp.	428,976
700	Textron, Inc.	12,446
		6,700,693
E-Commerce/Products – 0.4%
8,900	Amazon.com, Inc.*	1,057,409
E-Commerce/Services – 0.6%
31,300	eBay, Inc.*	697,051
43,200	Expedia, Inc.*	979,344
		1,676,395
Electric – Generation – 0.2%
55,100	AES Corp.*	720,157
Electric – Integrated – 5.2%
7,600	American Electric Power Company, Inc.	229,672
77,800	CMS Energy Corp.	1,034,740
43,400	Consolidated Edison, Inc.	1,765,512
12,300	Constellation Energy Group, Inc.	380,316
6,800	DTE Energy Co.	251,464
20,600	Duke Energy Corp.	325,892
2,500	Entergy Corp.	191,800
46,500	FPL Group, Inc.	2,283,150
41,300	Northeast Utilities	951,965
39,500	PG&E Corp.	1,615,155
23,400	Pinnacle West Capital Corp.	732,888
12,400	PPL Corp.	365,056
18,100	Progress Energy, Inc.	679,293
26,700	Public Service Enterprise Group, Inc.	795,660
25,800	SCANA Corp.	873,072
6,100	Southern Co.	190,259
1,100	TECO Energy, Inc.	15,774
16,200	Wisconsin Energy Corp.	707,454
104,300	Xcel Energy, Inc.	1,965,012
		15,354,134
Electric Products – Miscellaneous – 0.1%
7,800	Emerson Electric Co.	294,450
3,700	Molex, Inc.	69,079
		363,529
Electronic Components – Semiconductors – 1.8%
54,400	Advanced Micro Devices, Inc.*	250,240
8,300	Altera Corp.	164,257
45,100	Broadcom Corp. – Class A*	1,200,111
73,500	Intel Corp.	1,404,585
14,500	MEMC Electronic Materials, Inc.*	180,090
6,900	Microchip Technology, Inc.	165,324
63,900	Micron Technology, Inc.*	433,881
83,500	Nvidia Corp.*	998,660
9,100	Texas Instruments, Inc.	213,395

See Notes to Schedule of Investments and Financial Statements.

12 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares		Value

Electronic Components – Semiconductors – (continued)
20,200	Xilinx, Inc.	$439,350
		5,449,893
Electronic Connectors – 0.1%
4,300	Amphenol Corp. – Class A	172,516
Energy – Alternate Sources – 0.1%
1,600	First Solar, Inc.*	195,088
Engineering – Research and Development Services – 0.3%
14,700	Fluor Corp.	652,974
9,000	Jacobs Engineering Group, Inc.*	380,610
		1,033,584
Enterprise Software/Services – 1.8%
45,900	BMC Software, Inc.*	1,705,644
11,500	CA, Inc.	240,580
161,977	Oracle Corp.	3,417,715
		5,363,939
Fiduciary Banks – 1.1%
52,300	Bank of New York Mellon Corp.	1,394,318
8,800	Northern Trust Corp.	442,200
34,100	State Street Corp.	1,431,518
		3,268,036
Finance – Consumer Loans – 0.1%
25,400	SLM Corp.*	246,380
Finance – Credit Card – 0.4%
23,600	American Express Co.	822,224
30,300	Discover Financial Services	428,442
		1,250,666
Finance – Investment Bankers/Brokers – 0.1%
16,600	Charles Schwab Corp.	287,844
Finance – Other Services – 1.0%
2,900	CME Group, Inc.	877,569
5,200	IntercontinentalExchange, Inc.*	520,988
10,800	Nasdaq Stock Market, Inc.*	195,048
47,700	NYSE Euronext	1,233,045
		2,826,650
Financial Guarantee Insurance – 0%
3,100	MBIA, Inc.*	12,586
Food – Confectionery – 0.3%
17,000	Hershey Co.	642,430
5,000	J.M. Smucker Co.	263,650
		906,080
Food – Dairy Products – 0%
2,400	Dean Foods Co.*	43,752
Food – Meat Products – 0.5%
22,200	Hormel Foods Corp.	809,412
48,600	Tyson Foods, Inc. – Class A	608,472
		1,417,884
Food – Miscellaneous/Diversified – 1.0%
2,000	Campbell Soup Co.	63,500
3,800	ConAgra Foods, Inc.	79,800
16,600	General Mills, Inc.	1,094,272
3,000	H.J. Heinz Co.	120,720
6,500	Kellogg Co.	335,010
49,400	Kraft Foods, Inc. – Class A	1,359,488
2,700	Sara Lee Corp.	30,483
		3,083,273
Food – Retail – 0.6%
34,100	Kroger Co.	788,733
3,200	Safeway, Inc.	71,456
19,400	Supervalu, Inc.	307,878
20,300	Whole Foods Market, Inc.*	650,818
		1,818,885
Food – Wholesale/Distribution – 0.1%
13,700	Sysco Corp.	362,365
Gas – Distribution – 0.4%
25,200	Sempra Energy	1,296,540
Gold Mining – 0.2%
10,700	Newmont Mining Corp.	465,022
Hotels and Motels – 0.6%
39,549	Marriott International, Inc. – Class A	991,098
15,000	Starwood Hotels & Resorts Worldwide, Inc.	435,900
15,900	Wyndham Worldwide Corp.	271,095
		1,698,093
Human Resources – 0.2%
23,500	Monster Worldwide, Inc.*	341,220
6,900	Robert Half International, Inc.	160,080
		501,300
Industrial Automation and Robotics – 0.3%
18,300	Rockwell Automation, Inc.	749,385
Industrial Gases – 0.4%
8,700	Air Products & Chemicals, Inc.	671,031
1,200	Airgas, Inc.	53,232
6,000	Praxair, Inc.	476,640
		1,200,903
Insurance Brokers – 0%
300	Marsh & McLennan Cos., Inc.	7,038
Internet Infrastructure Software – 0.1%
12,900	Akamai Technologies, Inc.*	283,800
Internet Security – 0.3%
9,500	McAfee, Inc.*	397,860
21,200	Symantec Corp.*	372,696
4,300	VeriSign, Inc.*	98,083
		868,639
Investment Management and Advisory Services – 0.9%
21,800	Ameriprise Financial, Inc.	755,806
28,500	Federated Investors, Inc. – Class B	748,125
2,100	Franklin Resources, Inc.	219,723
24,700	INVESCO, Ltd.	522,405
6,400	Legg Mason, Inc.	186,304
2,500	T. Rowe Price Group, Inc.	121,825
		2,554,188
Life and Health Insurance – 0.9%
6,200	AFLAC, Inc.	257,238
24,200	Lincoln National Corp.	576,686
14,100	Principal Financial Group, Inc.	353,064
24,000	Prudential Financial, Inc.	1,085,520
2,400	Torchmark Corp.	97,440

See Notes to Schedule of Investments and Financial Statements.

Janus Risk-Managed Funds | 13

INTECH Risk-Managed Core Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Life and Health Insurance – (continued)
7,300	Unum Group	$145,635
		2,515,583
Linen Supply and Related Items – 0.2%
16,400	Cintas Corp.	454,116
Machinery – Construction and Mining – 0%
400	Caterpillar, Inc.	22,024
Machinery – Farm – 0.4%
27,200	Deere & Co.	1,238,960
Machinery – Pumps – 0.1%
2,800	Flowserve Corp.	274,988
Medical – Biomedical and Genetic – 0.8%
26,700	Amgen, Inc.*	1,434,591
8,300	Biogen Idec, Inc.*	349,679
1,200	Celgene Corp.*	61,260
4,700	Gilead Sciences, Inc.*	199,985
7,600	Life Technologies Corp.*	358,492
1,300	Millipore Corp.*	87,113
		2,491,120
Medical – Drugs – 5.0%
36,200	Abbott Laboratories	1,830,634
14,400	Allergan, Inc.	810,000
139,800	Bristol-Myers Squibb Co.	3,047,640
1,000	Cephalon, Inc.*	54,580
1,600	Eli Lilly & Co.	54,416
24,200	Forest Laboratories, Inc.*	669,614
3,000	King Pharmaceuticals, Inc.*	30,390
79,200	Merck & Co., Inc.	2,449,656
175,883	Pfizer, Inc.	2,995,287
95,000	Schering-Plough Corp.	2,679,000
		14,621,217
Medical – Generic Drugs – 0.6%
83,800	Mylan, Inc.*	1,360,912
9,700	Watson Pharmaceuticals, Inc.*	333,874
		1,694,786
Medical – HMO – 1.4%
4,800	Aetna, Inc.	124,944
20,800	CIGNA Corp.	579,072
13,800	Coventry Health Care, Inc.*	273,654
7,300	Humana, Inc.*	274,334
53,600	UnitedHealth Group, Inc.	1,390,920
34,800	WellPoint, Inc.*	1,627,248
		4,270,172
Medical – Hospitals – 0.1%
47,700	Tenet Healthcare Corp.*	244,224
Medical – Wholesale Drug Distributors – 0.2%
24,300	AmerisourceBergen Corp.	538,245
1,700	McKesson Corp.	99,841
		638,086
Medical Instruments – 0.1%
33,900	Boston Scientific Corp.*	275,268
Medical Labs and Testing Services – 0.4%
900	Laboratory Corp. of America Holdings*	62,001
17,900	Quest Diagnostics, Inc.	1,001,147
		1,063,148
Medical Products – 2.5%
12,100	Baxter International, Inc.	654,126
1,100	Becton, Dickinson and Co.	75,196
6,100	Hospira, Inc.*	272,304
106,300	Johnson & Johnson	6,277,015
1,100	Zimmer Holdings, Inc.*	57,827
		7,336,468
Metal – Aluminum – 0%
10,100	Alcoa, Inc.	125,442
Metal – Copper – 0.2%
8,500	Freeport-McMoRan Copper & Gold, Inc. – Class B	623,560
Metal Processors and Fabricators – 0.1%
2,600	Precision Castparts Corp.	247,988
Multi-Line Insurance – 1.5%
10,600	American International Group, Inc.*	356,372
2,500	Assurant, Inc.	74,825
30,200	Cincinnati Financial Corp.	765,872
19,100	Genworth Financial, Inc. – Class A*	202,842
22,100	Hartford Financial Services Group, Inc.	541,892
25,400	Loews Corp.	840,740
26,300	MetLife, Inc.	894,989
41,300	XL Capital, Ltd. – Class A	677,733
		4,355,265
Multimedia – 1.9%
37,200	McGraw-Hill Cos., Inc.	1,070,616
10,900	Meredith Corp.	294,954
59,700	News Corp. – Class A	687,744
21,099	Time Warner, Inc.	635,502
73,400	Viacom, Inc. – Class B*	2,025,106
32,200	Walt Disney Co.	881,314
		5,595,236
Networking Products – 1.2%
145,600	Cisco Systems, Inc.*	3,326,960
5,500	Juniper Networks, Inc.*	140,305
		3,467,265
Non-Hazardous Waste Disposal – 0.3%
575	Republic Services, Inc.	14,898
32,400	Waste Management, Inc.	968,112
		983,010
Office Automation and Equipment – 0%
1,400	Pitney Bowes, Inc.	34,300
Oil – Field Services – 0.5%
16,200	BJ Services Co.	311,040
9,300	Halliburton Co.	271,653
14,600	Schlumberger, Ltd. (U.S. Shares)	908,120
		1,490,813
Oil and Gas Drilling – 0.1%
200	Diamond Offshore Drilling, Inc.	19,050
7,000	Nabors Industries, Ltd.*	145,810
		164,860
Oil Companies – Exploration and Production – 3.1%
14,000	Anadarko Petroleum Corp.	853,020
1,300	Apache Corp.	122,356
19,400	Cabot Oil & Gas Corp.	746,318
13,000	Chesapeake Energy Corp.	318,500

See Notes to Schedule of Investments and Financial Statements.

14 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares		Value

Oil Companies – Exploration and Production – (continued)
22,400	Denbury Resources, Inc.*	$327,040
5,000	EOG Resources, Inc.	408,300
28,600	EQT Corp.	1,197,196
16,400	Noble Energy, Inc.	1,076,332
19,400	Occidental Petroleum Corp.	1,472,072
4,000	Pioneer Natural Resources Co.	164,440
11,300	Questar Corp.	450,192
14,800	Range Resources Corp.	740,740
14,300	Southwestern Energy Co.*	623,194
15,700	XTO Energy, Inc.	652,492
		9,152,192
Oil Companies – Integrated – 8.0%
66,930	Chevron Corp.	5,122,822
10,900	ConocoPhillips	546,962
236,000	Exxon Mobil Corp.	16,914,119
2,600	Hess Corp.	142,324
12,962	Marathon Oil Corp.	414,395
6,500	Murphy Oil Corp.	397,410
		23,538,032
Oil Field Machinery and Equipment – 0.2%
300	Cameron International Corp.*	11,091
3,200	FMC Technologies, Inc.*	168,320
11,300	National Oilwell Varco, Inc.*	463,187
		642,598
Oil Refining and Marketing – 0.2%
4,000	Sunoco, Inc.	123,200
11,200	Tesoro Corp.	158,368
9,400	Valero Energy Corp.	170,140
		451,708
Paper and Related Products – 0.1%
10,700	MeadWestvaco Corp.	244,281
Pharmacy Services – 0.3%
1,600	Express Scripts, Inc. – Class A*	127,872
14,660	Medco Health Solutions, Inc.*	822,719
		950,591
Pipelines – 0.1%
8,900	El Paso Corp.	87,309
4,400	Williams Companies, Inc.	82,940
		170,249
Property and Casualty Insurance – 0.7%
5,000	Chubb Corp.	242,600
47,300	Progressive Corp.*	756,800
24,300	Travelers Cos., Inc.	1,209,897
		2,209,297
Quarrying – 0%
900	Vulcan Materials Co.	41,427
Real Estate Management/Services – 0.1%
42,100	CB Richard Ellis Group, Inc. – Class A*	435,735
REIT – Health Care – 0.2%
12,100	HCP, Inc.	358,039
4,700	Ventas, Inc.	188,611
		546,650
REIT – Hotels – 0.1%
30,300	Host Hotels & Resorts, Inc.*	306,333
REIT – Regional Malls – 0%
1,101	Simon Property Group, Inc.	74,747
REIT – Storage – 0.2%
7,200	Public Storage	529,920
Retail – Apparel and Shoe – 0.4%
8,300	Abercrombie & Fitch Co. – Class A	272,406
21,900	Gap, Inc.	467,346
13,900	Nordstrom, Inc.	441,742
		1,181,494
Retail – Auto Parts – 1.1%
10,800	AutoZone, Inc.*	1,461,348
45,900	O’Reilly Automotive, Inc.*	1,711,152
		3,172,500
Retail – Automobile – 0.1%
12,300	Auto Nation, Inc.*	212,052
Retail – Bedding – 0.2%
19,100	Bed Bath & Beyond, Inc.*	672,511
Retail – Building Products – 0.7%
66,800	Home Depot, Inc.	1,676,012
22,700	Lowe’s Cos., Inc.	444,239
		2,120,251
Retail – Consumer Electronics – 0.5%
34,500	Best Buy Co., Inc.	1,317,210
2,900	RadioShack Corp.	48,981
		1,366,191
Retail – Discount – 1.5%
5,700	Family Dollar Stores, Inc.	161,310
1,700	Target Corp.	82,331
81,700	Wal-Mart Stores, Inc.	4,058,856
		4,302,497
Retail – Drug Store – 0.3%
9,153	CVS Caremark Corp.	323,101
17,100	Walgreen Co.	646,893
		969,994
Retail – Major Department Stores – 0.2%
13,700	JC Penney Co., Inc.	453,881
800	Sears Holdings Corp.*	54,288
4,900	TJX Cos., Inc.	183,015
		691,184
Retail – Office Supplies – 0.3%
63,300	Office Depot, Inc.*	382,965
20,000	Staples, Inc.	434,000
		816,965
Retail – Regional Department Stores – 0.6%
25,600	Kohl’s Corp.*	1,464,832
15,000	Macy’s, Inc.	263,550
		1,728,382
Retail – Restaurants – 2.1%
44,700	Darden Restaurants, Inc.	1,354,857
45,200	McDonald’s Corp.	2,649,172
63,800	Starbucks Corp.*	1,210,924
28,700	Yum! Brands, Inc.	945,665
		6,160,618

See Notes to Schedule of Investments and Financial Statements.

Janus Risk-Managed Funds | 15

INTECH Risk-Managed Core Fund

Schedule of Investments

As of October 31, 2009

Shares		Value

Rubber – Tires – 0.2%
49,600	Goodyear Tire & Rubber Co.*	$638,848
Savings/Loan/Thrifts – 0.2%
3,600	Hudson City Bancorp, Inc.	47,304
42,300	People’s United Financial, Inc.	678,069
		725,373
Semiconductor Components/Integrated Circuits – 0.1%
13,000	Analog Devices, Inc.	333,190
3,600	Linear Technology Corp.	93,168
		426,358
Semiconductor Equipment – 0.6%
5,000	Applied Materials, Inc.	61,000
20,200	KLA-Tencor Corp.	656,702
30,500	Novellus Systems, Inc.*	627,690
45,500	Teradyne, Inc.*	380,835
		1,726,227
Steel – Producers – 0.4%
3,000	AK Steel Holding Corp.	47,610
29,400	Nucor Corp.	1,171,590
		1,219,200
Steel – Specialty – 0.2%
17,300	Allegheny Technologies, Inc.	533,878
Super-Regional Banks – 2.0%
17,900	Capital One Financial Corp.	655,140
13,500	Comerica, Inc.	374,625
75,600	Fifth Third Bancorp	675,864
153,200	Huntington Bancshares, Inc.	583,692
43,700	Keycorp	235,543
21,700	PNC Financial Services Group, Inc.	1,061,998
10,600	U.S. Bancorp	246,132
76,480	Wells Fargo & Co.	2,104,730
		5,937,724
Telecommunication Equipment – 0.1%
72,800	Tellabs Inc.*	438,256
Telecommunication Equipment – Fiber Optics – 0.6%
20,700	Ciena Corp.*	242,811
83,900	Corning, Inc.	1,225,779
51,700	JDS Uniphase Corp.*	289,003
		1,757,593
Telephone – Integrated – 5.0%
388,558	AT&T, Inc.	9,974,283
22,962	CenturyTel, Inc.	745,347
231,800	Qwest Communications International Inc.	832,162
19,400	Sprint Nextel Corp.*	57,424
109,800	Verizon Communications, Inc.	3,248,982
		14,858,198
Television – 0%
3,300	CBS Corp. – Class B	38,841
Tobacco – 0.8%
39,100	Altria Group, Inc.	708,101
5,800	Lorillard, Inc.	450,776
23,400	Philip Morris International, Inc.	1,108,224
1,200	Reynolds American, Inc.	58,176
		2,325,277
Tools – Hand Held – 0.1%
3,700	Stanley Works	167,351
Toys – 0%
5,300	Mattel, Inc.	100,329
Transportation – Railroad – 0.3%
7,200	Burlington Northern Santa Fe Corp.	542,304
1,000	Norfolk Southern Corp.	46,620
2,900	Union Pacific Corp.	159,906
		748,830
Transportation – Services – 0.3%
7,600	C.H. Robinson Worldwide, Inc.	418,836
9,700	Expeditors International of Washington, Inc.	312,534
4,400	United Parcel Service, Inc. – Class B	236,192
		967,562
Web Portals/Internet Service Providers – 1.0%
4,100	Google, Inc. – Class A*	2,198,092
56,200	Yahoo!, Inc.*	893,580
		3,091,672
Wireless Equipment – 0.8%
67,900	Motorola, Inc.*	581,903
44,400	QUALCOMM, Inc.	1,838,604
		2,420,507

Total Investments (total cost $266,608,829) – 99.6%		293,035,064

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		1,195,908

Net Assets – 100%		$294,230,972

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$668,215	0.2%
Cayman Islands	677,733	0.2%
Netherlands Antilles	908,120	0.3%
Panama	232,960	0.1%
United States	290,548,036	99.2%

Total	$293,035,064	100.0%

See Notes to Schedule of Investments and Financial Statements.

16 | October 31, 2009

Statement of Assets and Liabilities

As of October 31, 2009	INTECH Risk-Managed
(all numbers in thousands except net asset value per share)	Core Fund(1)

Assets:
Investments at cost	$266,609
Unaffiliated investments at value	$293,035
Receivables:
Investments sold	8,937
Fund shares sold	88
Dividends	485
Non-interested Trustees’ deferred compensation	7
Other assets	1
Total Assets	302,553
Liabilities:
Payables:
Due to Custodian	567
Investments purchased	7,108
Fund shares repurchased	234
Dividends and distributions	2
Advisory fees	99
Transfer agent fees and expenses	38
Administrative services fees – Class J Shares(2)	43
Administrative services fees – Class S Shares	1
Distribution fees – Class A Shares	3
Distribution fees – Class C Shares	7
Distribution fees – Class S Shares	1
Networking fees – Class A Shares	8
Networking fees – Class C Shares	8
Networking fees – Class I Shares	1
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	7
Accrued expenses and other payables	192
Total Liabilities	8,322
Net Assets	$294,231
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$390,286
Undistributed net investment income/(loss)*	1,290
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(123,770)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	26,425
Total Net Assets	$294,231
Net Assets – Class A Shares	$13,008
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,232
Net Asset Value Per Share – A	$10.56
Maximum Offering Price Per Share A**	$11.20
Net Assets – Class C Shares	$7,938
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	753
Net Asset Value Per Share	$10.54
Net Assets – Class I Shares	$45,795
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,332
Net Asset Value Per Share	$10.57
Net Assets – Class J Shares	$222,932
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,102
Net Asset Value Per Share	$10.56
Net Assets – Class S Shares	$4,558
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	432
Net Asset Value Per Share	$10.55

*	See Note 5 in Notes to Financial Statements.
**	Maximum offering price is computed at 100/94.25 of net asset value.
(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”

See Notes to Financial Statements.

Janus Risk-Managed Funds | 17

Statement of Operations

For the fiscal year ended October 31, 2009	INTECH Risk-Managed
(all numbers in thousands)	Core Fund(1)

Investment Income:
Interest	$2
Securities lending income	1
Dividends	6,360
Dividends from affiliates	1
Total Investment Income	6,364
Expenses:
Advisory fees	894
Transfer agent fees and expenses	202
Registration fees	97
Custodian fees	24
Audit fees	9
Postage fees	256
Non-interested Trustees’ fees and expenses	6
Distribution fees – Class A Shares	12
Distribution fees – Class C Shares	28
Distribution fees – Class S Shares	4
Administrative fees – Class J Shares(2)	467
Administrative fees – Class S Shares	4
Networking fees – Class A Shares	10
Networking fees – Class C Shares	11
Networking fees – Class I Shares	2
Printing expenses	140
Other expenses	73
Total Expenses	2,239
Expense and Fee Offset	(21)
Net Expenses	2,218
Less: Excess Expense Reimbursement	(16)
Net Expenses after Expense Reimbursement	2,202
Net Investment Income/(Loss)	4,162
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(65,969)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	81,333
Net Gain/(Loss) on Investments	15,364
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,526

(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”

See Notes to Financial Statements.

18 | October 31, 2009

Statements of Changes in Net Assets

	INTECH Risk-Managed
For each fiscal year ended October 31	Core Fund(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$4,162	$6,001
Net realized gain/(loss) from investment and foreign currency transactions	(65,969)	(30,199)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	81,333	(125,528)
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,526	(149,726)
Dividends and Distributions to Shareholders:
Net investment income*
Class J Shares	(6,726)	(6,952)
Net realized gain/(loss) from investment transactions*
Class J Shares	–	(40,538)
Net (Decrease) from Dividends and Distributions	(6,726)	(47,490)
Capital Share Transactions:
Shares sold
Class A Shares	578	N/A
Class C Shares	264	N/A
Class I Shares	4,786	N/A
Class J Shares(2)	22,565	31,080
Class S Shares	217	N/A
Shares issued in connection with acquisition (see Note 9)
Class A Shares	16,855	N/A
Class C Shares	8,098	N/A
Class I Shares	47,224	N/A
Class S Shares	4,376	N/A
Redemption fees
Class J Shares(2)	11	25
Reinvested dividends and distributions
Class J Shares(2)	6,625	46,886
Shares repurchased
Class A Shares	(3,738)	N/A
Class C Shares	(1,465)	N/A
Class I Shares	(11,908)	N/A
Class J Shares(2)	(58,072)	(146,677)
Class S Shares	(1,920)	N/A
Net Increase/(Decrease) from Capital Share Transactions	34,496	(68,686)
Net Increase/(Decrease) in Net Assets	47,296	(265,902)
Net Assets:
Beginning of period	246,935	512,837
End of period	$294,231	$246,935

Undistributed net investment income/(loss)*	$1,290	$3,842

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”

See Notes to Financial Statements.

Janus Risk-Managed Funds | 19

Financial Highlights

Class A Shares

For a share outstanding during the	INTECH Risk-Managed Core Fund(1)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$9.26
Income from Investment Operations:
Net investment income/(loss)	.05
Net gain/(loss) on investments (both realized and unrealized)	1.25
Total from Investment Operations	1.30
Less Distributions:
Dividends (from net investment income)*	–
Dividends (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.56
Total Return**	14.04%
Net Assets, End of Period (in thousands)	$13,008
Average Net Assets for the Period (in thousands)	$14,686
Ratio of Gross Expenses to Average Net Assets***(3)	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.20%
Portfolio Turnover Rate***	111%

Class C Shares

For a share outstanding during the	INTECH Risk-Managed Core Fund(1)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$9.26
Income from Investment Operations:
Net investment income/(loss)	.02
Net gain/(loss) on investments (both realized and unrealized)	1.26
Total from Investment Operations	1.28
Less Distributions:
Dividends (from net investment income)*	–
Dividends (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.54
Total Return**	13.82%
Net Assets, End of Period (in thousands)	$7,938
Average Net Assets for the Period (in thousands)	$8,527
Ratio of Gross Expenses to Average Net Assets***(3)	1.85%
Ratio of Net Expenses to Average Net Assets***(3)	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.44%
Portfolio Turnover Rate***	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

20 | October 31, 2009

Class I Shares

For a share outstanding during the	INTECH Risk-Managed Core Fund(1)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$9.26
Income from Investment Operations:
Net investment income/(loss)	.05
Net gain/(loss) on investments (both realized and unrealized)	1.26
Total from Investment Operations	1.31
Less Distributions:
Dividends (from net investment income)*	–
Dividends (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.57
Total Return**	14.15%
Net Assets, End of Period (in thousands)	$45,795
Average Net Assets for the Period (in thousands)	$49,319
Ratio of Gross Expenses to Average Net Assets***(3)	0.80%
Ratio of Net Expenses to Average Net Assets***(3)	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.49%
Portfolio Turnover Rate***	111%

Class J Shares(4)

For a share outstanding during	INTECH Risk-Managed Core Fund(1)
each fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.21	$17.38	$16.46	$15.28	$13.98
Income from Investment Operations:
Net investment income/(loss)	.18	.24	.20	.12	.12
Net gain/(loss) on investments (both realized and unrealized)	.46	(5.75)	1.71	1.96	1.89
Total from Investment Operations	.64	(5.51)	1.91	2.08	2.01
Less Distributions and Other:
Dividends (from net investment income)*	(.29)	(.24)	(.12)	(.13)	(.08)
Dividends (from capital gains)*	–	(1.42)	(.87)	(.77)	(.63)
Redemption Fees	–(5)	–(5)	–(5)	–(5)	–(5)
Total Distributions and Other	(.29)	(1.66)	(.99)	(.90)	(.71)
Net Asset Value, End of Period	$10.56	$10.21	$17.38	$16.46	$15.28
Total Return	6.70%	(34.82)%	12.11%	14.10%	14.79%
Net Assets, End of Period (in thousands)	$222,932	$246,935	$512,837	$498,582	$379,214
Average Net Assets for the Period (in thousands)	$215,954	$386,247	$543,933	$433,127	$308,431
Ratio of Gross Expenses to Average Net Assets(3)(6)	0.91%	0.75%	0.77%	0.91%	0.89%
Ratio of Net Expenses to Average Net Assets(3)	0.91%	0.75%	0.77%	0.90%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.78%	1.55%	1.08%	0.81%	0.92%
Portfolio Turnover Rate	111%	74%	109%	108%	81%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(5)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(6)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 21

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the	INTECH Risk-Managed Core Fund(1)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$9.26
Income from Investment Operations:
Net investment income/(loss)	.04
Net gain/(loss) on investments (both realized and unrealized)	1.25
Total from Investment Operations	1.29
Less Distributions:
Dividends (from net investment income)*	–
Dividends (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.55
Total Return**	13.93%
Net Assets, End of Period (in thousands)	$4,558
Average Net Assets for the Period (in thousands)	$5,179
Ratio of Gross Expenses to Average Net Assets***(3)	1.27%
Ratio of Net Expenses to Average Net Assets***(3)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%
Portfolio Turnover Rate***	111%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

22 | October 31, 2009

Notes to Schedule of Investments

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of October 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
INTECH Risk-Managed Core Fund(1)
Common Stock
INTECH Risk-Managed Core Fund(1)	$293,035,064	$–	$–

Total Investments in Securities	$293,035,064	$–	$–

(1)	Formerly named INTECH Risk-Managed Stock Fund.

Janus Risk-Managed Funds | 23

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, Janus Adviser INTECH Risk-Managed Core Fund the (“predecessor fund”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”).

INTECH Risk-Managed Core Fund (the “Fund”) is a series fund. The Fund is part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Fund changed its fiscal year end from October 31 to June 30. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund in this report is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Fund either directly or through financial intermediaries.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in

24 | October 31, 2009

accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and

Janus Risk-Managed Funds | 25

Notes to Financial Statements (continued)

penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2009 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options contracts and forward contracts.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The

26 | October 31, 2009

use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a

Janus Risk-Managed Funds | 27

Notes to Financial Statements (continued)

securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Fund during the fiscal year ended October 31, 2009.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balances are invested in one or more money market funds or cash-managed pooled investment vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or

28 | October 31, 2009

may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Fund and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Fund’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Fund no longer had any securities on loan. Management continues to review the program and may resume securities lending.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

INTECH Risk-Mananged Core Fund(1)	N/A	0.50%

(1)	Formerly named INTECH Risk-Managed Stock Fund.

For INTECH Risk-Managed Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate

Janus Risk-Managed Funds | 29

Notes to Financial Statements (continued)

is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH Risk-Managed Core Fund(1)	S&P 500® Index

(1)	Formerly named INTECH Risk-Managed Stock Fund.

Only the base fee rate applied until January 2007, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

For performance measurement periods prior to July 6, 2009, the Fund calculated its Performance Adjustment by comparing the performance of Class J Shares (the initial share class) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

As noted, for the Fund, effective July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares is used to calculate the Performance Adjustment. However, because the Fund’s Performance Adjustment is based upon a rolling 36-month performance measurement period, calculations based on the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class J Shares (the initial share class) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class J Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus

30 | October 31, 2009

Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the fiscal year ended October 31, 2009, the following Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

INTECH Risk-Managed Core Fund(1)	$(311,387)

(1)	Formerly named INTECH Risk-Managed Stock Fund.

INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Fund. Janus Capital owns approximately 92% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee payable by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

As the Fund’s administrator, Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

The Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Fund’s transfer agent, an asset-weighted averaged annual fee based on the proportion of the Fund’s total net assets sold directly and the proportion of the Fund’s net assets sold through intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares. For the period November 1, 2008 to July 2, 2009, Janus Services also received a $4.00 per open shareholder account for the Fund for transfer agency services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class S Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Certain intermediaries may charge administrative fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of Class A Shares, Class C Shares, and Class I Shares. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Effective July 6, 2009, Janus Capital has agreed until at least November 1, 2010 to reimburse the Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class J Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Risk-Managed Funds | 31

Notes to Financial Statements (continued)

	New Expense	Previous
	Limit (%)	Expense
	(July 6, 2009	Limit (%)
Fund	to Present)	(until July 6, 2009)

INTECH Risk-Managed Core Fund(1)	0.89%	N/A

(1)	Formerly named INTECH Risk-Managed Stock Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of October 31, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, Janus Capital assumed $8,636 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 10. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses the adviser for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $357,283 was paid by the Trust during the fiscal year ended October 31, 2009. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended October 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Risk-Managed Core Fund(1)	$15

(1)	Formerly named INTECH Risk-Managed Stock Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended October 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

INTECH Risk-Managed Core Fund(1)	$30

(1)	Formerly named INTECH Risk-Managed Stock Fund.

A 2.00% redemption fee may be imposed on Class I Shares, Class J Shares, and Class S Shares of the Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Fund for the fiscal year ended October 31, 2009 is indicated in the table below:

Fund	Redemption Fee

INTECH Risk-Managed Core Fund(1)	$11,182

(1)	Formerly named INTECH Risk-Managed Stock Fund.

32 | October 31, 2009

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended October 31, 2009, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost(1)	Shares/Cost(1)	Income	at 10/31/09

Janus Cash Liquidity Fund LLC
INTECH Risk-Managed Core Fund(2)	$27,084,006	$(27,084,006)	$1,170	$–
Janus Institutional Money Market Fund – Institutional Shares
INTECH Risk-Managed Core Fund(2)	$946,000	$(946,000)	$172	$–

(1)	Includes investments acquired pursuant to merger. See Note 9.
(2)	Formerly named INTECH Risk-Managed Stock Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

INTECH Risk-Managed Core Fund(1)	$1,296,992	$–	$(120,189,517)	$(8,300)	$22,845,639

(1)	Formerly named INTECH Risk-Managed Stock Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Janus Risk-Managed Funds | 33

Notes to Financial Statements (continued)

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

			Accumulated
Fund	October 31, 2016	October 31, 2017	Capital Losses

INTECH Risk-Managed Core Fund(1)(2)	$(49,724,127)	$(70,465,390)	$(120,189,517)

(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Capital loss carryovers subject to annual limitations.

The capital loss carryforward of INTECH Risk-Managed Core Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of the Janus Adviser INTECH Risk-Managed Core Fund acquisition during the current year. Due to these limitations, the carryforward amount in the table below will not be available for use. As a result, this amount has been reclassified to paid-in capital.

Capital Loss
Carryover
Unavailable
Fund	Due to Merger

INTECH Risk-Managed Core Fund(1)	$7,993,650

(1)	Formerly named INTECH Risk-Managed Stock Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2009 is noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH Risk-Managed Core Fund(1)	$270,189,425	$29,731,768	$(6,886,129)

(1)	Formerly named INTECH Risk-Managed Stock Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Risk-Managed Core Fund(1)	$6,725,209	$-	$-	$-

(1)	Formerly named INTECH Risk-Managed Stock Fund.

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Risk-Managed Core Fund(1)	$6,952,627	$40,537,948	$–	$–

(1)	Formerly named INTECH Risk-Managed Stock Fund.

34 | October 31, 2009

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended October 31

INTECH Risk-
Managed Core
Fund(1)

Class A Shares(2)
2009	1.25%

Class C Shares(2)
2009	2.17%

Class I Shares(2)
2009	0.80%

Class J Shares(3)
2009	0.91%(4)
2008	0.75%(4)
2007	0.77%(4)
2006	0.91%(4)
2005	0.89%(4)

Class S Shares(2)
2009	1.27%

(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Risk-Managed Funds | 35

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For the fiscal year or period ended October 31	INTECH Risk-Managed Core Fund(1)
(all numbers in thousands)	2009(2)	2008

Transactions in Fund Shares – Class A Shares:
Shares sold	53	N/A
Shares issued in connection with acquisition (see Note 9)	1,534	N/A
Reinvested dividends and distributions	–	N/A
Shares repurchased	(355)	N/A
Net Increase/(Decrease) in Fund Shares	1,232	–
Shares Outstanding, Beginning of Period	–	–
Shares Outstanding, End of Period	1,232	–
Transactions in Fund Shares – Class C Shares:
Shares sold	23	N/A
Shares issued in connection with acquisition (see Note 9)	869	N/A
Reinvested dividends and distributions	–	N/A
Shares repurchased	(139)	N/A
Net Increase/(Decrease) in Fund Shares	753	–
Shares Outstanding, Beginning of Period	–	–
Shares Outstanding, End of Period	753	–
Transactions in Fund Shares – Class I Shares:
Shares sold	445	N/A
Shares issued in connection with acquisition (see Note 9)	5,008	N/A
Reinvested dividends and distributions	–	N/A
Shares repurchased	(1,121)	N/A
Net Increase/(Decrease) in Fund Shares	4,332	–
Shares Outstanding, Beginning of Period	–	–
Shares Outstanding, End of Period	4,332	–
Transactions in Fund Shares – Class J Shares:
Shares sold	2,437	2,290
Reinvested dividends and distributions	718	3,083
Shares repurchased	(6,233)	(10,703)
Net Increase/(Decrease) in Fund Shares	(3,078)	(5,330)
Shares Outstanding, Beginning of Period	24,180	29,510
Shares Outstanding, End of Period	21,102	24,180
Transactions in Fund Shares – Class S Shares:
Shares sold	20	N/A
Shares issued in connection with acquisition (see Note 9)	597	N/A
Reinvested dividends and distributions	–	N/A
Shares repurchased	(185)	N/A
Net Increase/(Decrease) in Fund Shares	432	–
Shares Outstanding, Beginning of Period	–	–
Shares Outstanding, End of Period	432	–

(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares, and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.

36 | October 31, 2009

8.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Risk-Managed Core Fund(1)	$266,128,188	$311,105,911	$–	$–

(1)	Formerly named INTECH Risk-Managed Stock Fund.

9.	Fund Acquisition

On July 6, 2009, INTECH Risk-Managed Core Fund acquired all of the net assets of Janus Adviser INTECH Risk-Managed Core Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Adviser INTECH Risk-Managed Core Fund in the amount of 8,208,584 shares (valued at $74,176,255) for 8,007,695 shares of INTECH Risk-Managed Core Fund, including $2,376,861 of unrealized appreciation. The aggregate net assets of INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Core Fund immediately before the reorganization were $209,095,390 and $74,176,255, respectively. The aggregate net assets immediately after the reorganization were $283,271,645.

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); and (ii) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the originally-filed actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Steinberg case (action (i) above) except certain claims under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Janus filed a motion for summary judgment to resolve the remainder of the Section 36(b) claim. The Court has not yet ruled on the motion. In the Wiggins case (action (ii) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit.

Janus Risk-Managed Funds | 37

Notes to Financial Statements (continued)

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

11.	Subsequent Events

Effective November 1, 2009, the Fund changed its fiscal year end from October 31 to June 30.

The Board of Trustees of the Fund has approved certain changes to evolve Janus Capital’s mutual fund platform. Class J Shares that are held through a third-party intermediary will be renamed Class T Shares. Class T Shares will be available only through certain financial intermediary platforms. Fund shares that are held directly with Janus will be moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. These changes will be effective on or about February 16, 2010.

In May 2009, in accordance with the FASB guidance, the Fund adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 17, 2009, the date of issuance of the Fund’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38 | October 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Risk-Managed Core Fund (formerly named INTECH Risk-Managed Stock Fund) (one of the funds constituting Janus Investment Fund, hereinafter referred to as the “Fund”) at October 31, 2009 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

December 17, 2009

Janus Risk-Managed Funds | 39

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free).

40 | October 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Risk-Managed Funds | 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” refers to the fee paid to the Fund for shares held for 90 days or less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the

42 | October 31, 2009

total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Risk-Managed Funds | 43

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2009:

Dividends Received Deduction Percentage

Fund

INTECH Risk-Managed Core Fund(1)	100%

(1)	Formerly named INTECH Risk-Managed Stock Fund.

Qualified Dividend Income

Fund

INTECH Risk-Managed Core Fund(1)	100%

(1)	Formerly named INTECH Risk-Managed Stock Fund.

44 | October 31, 2009

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

Janus Risk-Managed Funds | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

46 | October 31, 2009

OFFICERS

	Positions Held	Length of	Principal Occupations
Name, Address, and Age	with the Trust	Time Served*	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Risk-Managed Funds | 47

Notes

48 | October 31, 2009

Notes

Janus Risk-Managed Funds | 49

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1109-173	11-30-10 111-02-103 12-09

2009 ANNUAL REPORT

Janus Smart Portfolios

Janus Smart Portfolio – Growth
Janus Smart Portfolio – Moderate
Janus Smart Portfolio – Conservative

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Smart Portfolios

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Portfolio Report	5
Management Commentaries and Schedules of Investments
Janus Smart Portfolio – Growth	6
Janus Smart Portfolio – Moderate	13
Janus Smart Portfolio – Conservative	20
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	30
Notes to Schedules of Investments	35
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	59
Additional Information	60
Explanations of Charts, Tables and Financial Statements	61
Trustees and Officers	64

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. Over the past twelve months, we’ve seen extreme market volatility that has resulted in significant challenges for investors around the globe. Despite the recent turmoil, we have remained committed to our research-driven approach and long-term investment view. As a result, we have continued to deliver strong results relative to many of our peers.

For the one-year period ended October 31, 2009, 78% of Janus retail funds, Class J Shares, ranked within Lipper’s top two quartiles. Looking longer-term, 92% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2009. (Lipper rankings are based on total returns. See complete rankings on page 4.)

One Year Later

The global financial system continues to heal from the unprecedented downturn that began over a year ago in September 2008. While the recovery is far from complete, we believe that the various U.S. Government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have helped stem investor uncertainty. This has been reflected in narrowing credit spreads, rising equity prices and modestly improving economic activity throughout the world, not to mention better functioning capital and funding markets.

In the U.S., the S&P 500® Index gained nearly 10% during the 12-month period, helped by a more than 53% rally off of March lows. Non-U.S. equity markets delivered strong performance gaining more than 20% (MSCI All Country World ex-U.S. IndexSM) with emerging equity markets (MSCI EMF Index) rising nearly 52% in local currency terms.

In addition to the strong recovery by equity markets, credit markets posted impressive results. Credit spreads, or the difference between the yields on corporate bonds versus the yields on equivalent Treasury bonds, narrowed sharply after reaching historically wide levels in December 2008 amidst heightened risk aversion. The U.S. High Yield market (Barclays Capital U.S. Corporate High Yield Index) posted the strongest returns, gaining over 48%. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose roughly 37% during the period.

Commodity prices were mostly higher while the U.S. dollar weakened amid a move into higher yielding currencies and concern over a rising U.S. Government deficit. Despite the continuation of the strong equity market rally that began in March of this year, rising unemployment and the downtrend in the U.S. dollar remained key concerns for investors.

Looking Ahead

We believe the outlook for the U.S. economy lies in the hands of the U.S. consumer and his/her level of comfort with the prospects for sustained growth. We’ve seen a reduction in consumption and an increase in the savings rate brought on by the financial crisis. We expect these trends to continue for some time as the U.S. consumer focuses on improving his/her financial situation and the excesses of the past are worked through the system. We think this is positive for the long-term health of the economy, but remain cautious about the prospects for a full recovery in the short-term.

As in the past, we continue to stress the importance of strong security selection in delivering results for our investors. As fundamental researchers, our goal is to avoid those companies that we think will ultimately fail to emerge successfully from market turmoil and attempt to identify those companies going through positive fundamental transition. We believe the current environment provides us with a strong opportunity to demonstrate the benefits of our integrated research-intensive approach in both the equity and fixed income markets.

Increased savings and greater diversification, with an emphasis on fixed income and dividends, are likely to be a big theme for investors over the next few years. We continue to believe a balanced strategy may provide the

Janus Smart Portfolios | 1

Continued

best opportunity for long-term success for our investors, and we remain committed to delivering strong long-term relative performance on your behalf.

We thank you for your business and your continued confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.335.2687 or download the file from janus.com/info. Read it carefully before investing or sending money.

The opinions are those of the authors as of October 31, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

2 | October 31, 2009

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (11/09)

Janus Smart Portfolios | 3

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund
(Inception Date)

Janus Fund(1);Class J Shares (2/70)	Large-Cap Growth Funds	20	165/832	34	238/708	28	162/589	71	215/304	17	3/17	41	315/772

Janus Enterprise Fund(1)(2);Class J Shares (9/92)	Mid-Cap Growth Funds	40	194/491	24	102/432	9	32/358	91	158/173	36	13/36	27	122/463

Janus Orion Fund(1);Class J Shares (6/00)	Multi-Cap Growth Funds	11	49/462	13	45/370	3	9/308	N/A	N/A	20	38/192	59	246/420

Janus Research Fund(1)(2);Class J Shares (5/93)	Large-Cap Growth Funds	8	66/832	12	84/708	9	51/589	53	161/304	4	3/81	10	65/669

Janus Triton Fund(1)(2);Class J Shares (2/05)	Small-Cap Growth Funds	7	37/557	2	6/475	N/A	N/A	N/A	N/A	1	4/409	1	3/364

Janus Twenty Fund(1)*;Class J Shares (4/85)	Large-Cap Growth Funds	10	82/832	1	1/708	1	2/589	27	81/304	6	2/34	30	229/784

Janus Venture Fund(1)*;Class J Shares (4/85)	Small-Cap Growth Funds	8	40/557	33	156/475	22	86/392	76	162/213	10	1/10	21	26/128

Janus Global Life Sciences Fund(1);Class J Shares (12/98)	Global Healthcare/Biotechnology Funds	35	16/45	21	8/38	22	8/36	67	10/14	17	2/11	10	4/42

Janus Global Technology Fund(1);Class J Shares (12/98)	Global Science & Technology Funds	54	39/72	26	17/65	22	13/59	90	17/18	30	5/16	40	26/64

Janus Balanced Fund(1)(2);Class J Shares (9/92)	Mixed-Asset Target Allocation Moderate Funds	14	66/503	1	1/402	1	1/310	14	20/147	4	1/27	1	1/339

Janus Contrarian Fund(1);Class J Shares (2/00)	Multi-Cap Core Funds	65	517/798	43	277/658	5	22/507	N/A	N/A	18	41/227	18	41/227

Janus Research Core Fund(1)(2);Class J Shares (6/96)	Large-Cap Core Funds	6	53/907	47	354/759	16	100/627	28	101/367	3	6/201	61	499/823

Janus Growth and Income Fund(1)(2);Class J Shares (5/91)	Large-Cap Core Funds	3	20/907	43	323/759	27	168/627	48	173/367	8	6/78	47	383/823

INTECH Risk-Managed Core Fund(1);Class J Shares (2/03)	Multi-Cap Core Funds	87	688/798	75	493/658	61	305/507	N/A	N/A	48	184/388	48	184/388

Perkins Mid Cap Value Fund(2)(3);Class J Shares (8/98)	Mid-Cap Value Funds	28	70/249	3	5/205	5	8/161	2	1/58	3	1/48	1	1/48

Perkins Small Cap Value Fund(3);Class J Shares (10/87)	Small-Cap Core Funds	15	107/754	1	6/629	6	27/511	12	30/264	4	5/131	4	5/131

Janus Flexible Bond Fund(1)(2);Class J Shares (7/87)	Intermediate Investment Grade Debt Funds	32	171/546	7	28/443	9	31/382	15	30/211	10	2/19	7	33/481

Janus High-Yield Fund(1)(2);Class J Shares (12/95)	High Current Yield Funds	65	296/460	25	94/387	24	77/332	13	26/209	7	6/90	23	70/316

Janus Short-Term Bond Fund(1)(2);Class J Shares (9/92)	Short Investment Grade Debt Funds	29	73/258	2	4/215	3	5/177	13	12/94	20	5/24	5	12/244

Janus Global Opportunities Fund(1)(2);Class J Shares (6/01)	Global Funds	21	108/538	19	68/367	54	151/283	N/A	N/A	13	24/193	55	176/322

Janus Global Research Fund(1)(2);Class J Shares (2/05)	Global Funds	13	69/538	13	46/367	N/A	N/A	N/A	N/A	5	15/301	5	15/301

Janus Overseas Fund(1)(2);Class J Shares (5/94)	International Funds	1	6/1259	1	5/924	1	1/697	4	13/373	1	1/101	1	1/613

Janus Worldwide Fund(1)(2);Class J Shares (5/91)	Global Funds	39	209/538	65	238/397	76	214/283	96	140/146	39	7/17	50	283/566

Janus Smart Portfolio – Growth(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Growth Funds	9	54/651	6	31/540	N/A	N/A	N/A	N/A	4	16/502	4	16/502

Janus Smart Portfolio – Moderate(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Moderate Funds	7	32/503	1	3/402	N/A	N/A	N/A	N/A	3	10/370	3	10/370

Janus Smart Portfolio – Conservative(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Conservative Funds	17	72/445	4	14/362	N/A	N/A	N/A	N/A	2	5/320	2	5/320

(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.
(3)	Effective July 6, 2009, the Fund changed the name of its Investor Share Class to “Class J Shares.”

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for the share class shown only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

4 | October 31, 2009

Useful Information About Your Portfolio Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Portfolios’ manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolios’ manager in the Management Commentaries are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was October 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio’s Expense Example, which appears in each Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Portfolio’s total operating expenses, excluding any expenses of an underlying fund, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolios’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Smart Portfolios | 5

Janus Smart Portfolio - Growth (unaudited)

Portfolio Snapshot
We believe that we can deliver growth of income for investors by allocating investments across Janus, Perkins and INTECH mutual funds that represent a variety of asset classes and investment styles. Allocations to underlying funds are based on quantitative and qualitative analysis.
Dan Scherman portfolio manager

Performance Overview

Janus Smart Portfolio – Growth’s Class J Shares returned 23.32% for the year ended October 31, 2009. This compares to a return of 9.80% for the S&P 500® Index, the Portfolio’s primary benchmark, and a return of 18.65% for its secondary benchmark, the Growth Allocation Index, an internally-calculated index that combines returns from the Dow Jones Wilshire 5000 Index (50%), MSCI EAFE® Index (25%), Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI EM IndexSM (5%).

Market Review

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The S&P 500® Index hit the low point for the period in March as evidence of an above average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial systems, markets rebounded strongly for much of the period. Despite late period weakness, most broad indices finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. Growth indices significantly outperformed value, as the information technology and consumer discretionary sectors led all sectors with large gains, while financials (a key sector in value indices) suffered losses. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

In the fixed income market, risk aversion dominated during the height of the crisis. Investors pushed U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. Corporate bond spreads relative to Treasuries, meanwhile, skyrocketed to historic levels. In January, the flight-to-quality trade began to abate, as corporate spreads dropped and Treasury yields rose. The improvement in risk-oriented securities continued to dominate the market through period end, as high-yield corporate bonds were the best performing group for the 12-month period overall. Investment grade corporates were the next best performing followed by long government/credit. Aggregate indices posted double-digit gains driven by the strong performance in corporates.

Contributors to Performance

Janus International Equity Fund, which averaged a 14.2% weighting in the Portfolio, significantly outperformed its benchmark, the MSCI EAFE® Index, and was the best contributing investment during the period. Janus Overseas Fund, a 10.2% average weighting, also significantly outperformed its benchmark, the MSCI All Country World ex-U.S. Index SM, and was the Portfolio’s best absolute return investment during the period. Janus Flexible Bond Fund was the third largest contributor in the Portfolio, as it significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, and represented an average weighting of 15.6% for the 12-month period.

Detractors from Performance

Even though it significantly outperformed its benchmark, Janus Global Real Estate Fund was the lowest contributor due to its late addition to the Portfolio during the period. Perkins Small Cap Value Fund significantly outperformed its benchmark, but it was a relatively low contributor due to its small weighting of 1.7%. Perkins Mid Cap Value Fund also outperformed its benchmark, but was a relatively low contributor due to its 2% weighting.

Investment Process

Janus Smart Portfolio – Growth is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing risk. The Portfolio, which will normally allocate 80% of its investments to underlying equity funds and 20% to bonds and money market funds, is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven,

6 | October 31, 2009

(unaudited)

growth and value-oriented investments. We believe that combining these different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Growth. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Investment Strategy

We established small positions in Janus Global Real Estate Fund and Perkins Large Cap Value Fund during the second half of the period. In the first half, we started a target allocation of 2% for Perkins Small Cap Value Fund and added 1% each to INTECH Risk-Managed Value Fund (to a 17% overall weighting), Janus Overseas Fund (to 13%) and Janus High-Yield Fund (to 3%). We reduced the target allocation for Janus Twenty Fund and Janus Flexible Bond Fund by 2% each to weightings of 6% and 16%, respectively. Janus Orion Fund was also trimmed by 1% to a new target weighting of 2%. In addition to adding value exposure, these changes reflected our confidence in both the INTECH and Perkins investment teams while attempting to reduce portfolio risk incrementally. The increase in high yield reflected our more constructive outlook for the asset class in general.

Outlook

There are clear signs the global economy has stabilized and is showing indications of improvement. Our short to intermediate term outlook is for continued improvement in the global economy, while the longer term picture is less clear due to consumer indebtness and the potential uncertainty surrounding U.S. legislation as well as monetary and fiscal policies that could lead to inflation. We view asset allocation as a timeless tool to address market uncertainty. We also remain confident in the soundness of the investment processes and quality of the investment talent in place behind the underlying Janus, INTECH and Perkins funds in which we invest. These beliefs allow us to look forward with optimism.

Thank you for investing in Janus Smart Portfolio – Growth.

Janus Smart Portfolios | 7

Janus Smart Portfolio - Growth (unaudited)

Janus Smart Portfolio – Growth (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	15.6%
Janus International Equity Fund – Class I Shares	15.1%
INTECH Risk-Managed Value Fund – Class I Shares	11.8%
Janus Overseas Fund – Class I Shares	9.9%
INTECH Risk-Managed Growth Fund – Class I Shares	7.0%
Janus Research Fund – Class J Shares	6.5%
Janus Growth and Income Fund – Class J Shares	6.4%
Janus Twenty Fund – Class J Shares	5.8%
Perkins Large Cap Value Fund – Class I Shares	5.5%
Janus High-Yield Fund – Class J Shares	3.3%
Janus Fund – Class I Shares	3.0%
Janus Contrarian Fund – Class I Shares	2.8%
Perkins Mid Cap Value Fund(1) – Class J Shares	2.0%
Janus Orion Fund – Class J Shares	1.9%
Perkins Small Cap Value Fund(2) – Class I Shares	1.7%
Janus Global Real Estate Fund – Class I Shares	1.7%

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

Janus Smart Portfolio - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2009

8 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Growth – Class A Shares

NAV	23.28%	3.11%	1.28%	1.28%

MOP	16.19%	1.53%

Janus Smart Portfolio – Growth – Class C Shares

NAV	22.76%	2.33%	2.03%	2.03%

CDSC	21.56%	2.33%

Janus Smart Portfolio – Growth – Class I Shares	23.32%	3.28%	1.03%	1.03%

Janus Smart Portfolio – Growth – Class J Shares	23.32%	3.28%	1.20%	1.20%

Janus Smart Portfolio – Growth – Class S Shares	23.10%	2.85%	1.53%	1.53%

S&P 500® Index	9.80%	–2.69%

Growth Allocation Index	18.65%	0.94%

Lipper Quartile – Class J Shares	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Growth Funds	54/651	16/502

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

See important disclosures on the next page.

Janus Smart Portfolios | 9

Janus Smart Portfolio - Growth (unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Portfolio expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of univested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses allocated to any class (excluding any expenses of an underlying fund, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

The underlying funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the underlying fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of the underlying bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the underlying funds and selling of bonds within the underlying funds by the portfolio managers.

The underlying funds that invest in high-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Effective July 6, 2009, Janus Smart Portfolio-Growth designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Portfolio had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

10 | October 31, 2009

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,129.90	$1.62

Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,127.70	$4.33

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,132.10	$1.00

Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	$1.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,131.00	$2.47

Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,129.90	$2.31

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

†	Expenses are equal to the annualized expense ratio of 0.47% for Class A Shares, 1.26% for Class C Shares, 0.29% for Class I Shares, 0.46% for Class J Shares and 0.67% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Smart Portfolios | 11

Janus Smart Portfolio - Growth

Schedule of Investments

As of October 31, 2009

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 81.1%
1,320,283	INTECH Risk-Managed Growth Fund – Class I Shares	$13,374,464
2,915,811	INTECH Risk-Managed Value Fund – Class I Shares	22,568,379
457,505	Janus Contrarian Fund – Class I Shares	5,352,804
238,754	Janus Fund – Class I Shares	5,720,553
443,953	Janus Global Real Estate Fund – Class I Shares	3,267,493
460,216	Janus Growth and Income Fund – Class J Shares	12,181,913
3,042,706	Janus International Equity Fund – Class I Shares	28,814,429
396,745	Janus Orion Fund – Class J Shares	3,582,610
488,333	Janus Overseas Fund – Class I Shares	18,888,707
554,085	Janus Research Fund – Class J Shares	12,461,380
193,663	Janus Twenty Fund – Class J Shares	11,038,793
898,107	Perkins Large Cap Value Fund – Class I Shares	10,543,775
205,351	Perkins Mid Cap Value Fund(2) – Class J Shares	3,833,899
171,221	Perkins Small Cap Value Fund(3) – Class I Shares	3,337,106
		154,966,305
Fixed-Income Funds – 18.9%
2,867,706	Janus Flexible Bond Fund – Class I Shares	29,852,817
753,491	Janus High-Yield Fund – Class J Shares	6,238,910
		36,091,727

Total Investments (total cost $198,168,238) – 100.0%		191,058,032

Liabilities, net of Cash, Receivables and Other Assets – 0.0%		(40,288)

Net Assets – 100%		$191,017,744

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

(2)	Formerly named Janus Mid Cap Value Fund.

(3)	Formerly named Janus Small Cap Value Fund.

See Notes to Schedules of Investments and Financial Statements.

12 | October 31, 2009

Janus Smart Portfolio - Moderate (unaudited)

Portfolio Snapshot
We believe that we can deliver growth of income for investors by allocating investments across Janus, Perkins and INTECH mutual funds that represent a variety of asset classes and investment styles. Allocations to underlying funds are based on quantitative and qualitative analysis.
Dan Scherman portfolio manager

Performance Overview

Janus Smart Portfolio – Moderate’s Class J Shares returned 23.19% for the year ended October 31, 2009. This compares to a return of 9.80% for the S&P 500® Index, the Portfolio’s primary benchmark, and a return of 16.86% for its secondary benchmark, the Moderate Allocation Index, an internally-calculated index that combines returns from the Dow Jones Wilshire 5000 Index (40%), Barclays Capital U.S. Aggregate Bond Index (40%), MSCI EAFE® Index (18%) and the MSCI EM IndexSM (2%).

Market Review

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The S&P 500® Index hit the low point for the period in March as evidence of an above average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial systems, markets rebounded strongly for much of the period. Despite late period weakness, most broad indices finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. Growth indices significantly outperformed value, as the information technology and consumer discretionary sectors led all sectors with large gains, while financials (a key sector in value indices) suffered losses. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

In the fixed income market, risk aversion dominated during the height of the crisis. Investors pushed U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. Corporate bond spreads relative to Treasuries, meanwhile, skyrocketed to historic levels. In January, the flight-to-quality trade began to abate, as corporate spreads dropped and Treasury yields rose. The improvement in risk-oriented securities continued to dominate the market through period end, as high-yield corporate bonds were the best performing group for the 12-month period overall. Investment grade corporates were the next best performing followed by long government/credit. Aggregate indices posted double-digit gains driven by the strong performance in corporates.

Contributors to Performance

Janus Flexible Bond Fund was easily the largest contributor in the Portfolio, as it significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, and represented an average weighting of 31% for the 12-month period. Janus Overseas Fund, a 9% average weighting, also significantly outperformed its benchmark, the MSCI All Country World ex-U.S. IndexSM, and was the Portfolio’s best absolute return investment during the period. Janus International Equity Fund, which averaged a 9.3% weighting, also significantly outperformed its benchmark, the MSCI EAFE® Index, and was the third best contributing investment.

Detractors from Performance

Even though it significantly outperformed its benchmark, Janus Global Real Estate Fund was the lowest contributor due to its late addition to the Portfolio during the period. Similarly, Perkins Large Cap Value Fund outperformed its benchmark, but was a relative detractor based on its late addition to the Portfolio. Janus Short-Term Bond Fund significantly outperformed its benchmark, Barclays Capital 1-3 Year U.S. Government/Credit Index, but was the third lowest contributor, as its asset class was a relative underperformer.

Investment Process

Janus Smart Portfolio – Moderate is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing risk. The Portfolio, which will normally allocate 60% of its investments to underlying equity funds and 40% to bonds and money market funds,

Janus Smart Portfolios | 13

Janus Smart Portfolio - Moderate (unaudited)

is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Moderate. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Investment Strategy

We established small positions in Janus Global Real Estate Fund and Perkins Large Cap Value Fund during the second half of the period. In the first half, changes to target allocations for the various investments included a new allocation of 2% to Perkins Small Cap Value Fund and a 1% increase to 13% for INTECH Risk-Managed Value Fund. Likewise, Janus Twenty Fund’s target allocation was decreased by 2% to 2% and Janus High-Yield Fund’s allocation dropped by 1% to 3%. In addition to adding value exposure, these changes reflect our confidence in both the INTECH and Perkins investment teams while attempting to reduce portfolio risk incrementally. The high-yield allocation was reduced due to heightened volatility in that asset class.

Outlook

There are clear signs the global economy has stabilized and is showing indications of improvement. Our short to intermediate term outlook is for continued improvement in the global economy, while the longer term picture is less clear due to consumer indebtness and the potential uncertainty surrounding U.S. legislation as well as monetary and fiscal policies that could lead to inflation. We view asset allocation as a timeless tool to address market uncertainty. We also remain confident in the soundness of the investment processes and quality of the investment talent in place behind the underlying Janus, INTECH and Perkins funds in which we invest. These beliefs allow us to look forward with optimism.

Thank you for investing in Janus Smart Portfolio – Moderate.

14 | October 31, 2009

(unaudited)

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	31.1%
INTECH Risk-Managed Value Fund – Class I Shares	9.8%
Janus International Equity Fund – Class I Shares	9.3%
Janus Overseas Fund – Class I Shares	8.7%
Janus Growth and Income Fund – Class J Shares	6.4%
INTECH Risk-Managed Growth Fund – Class I Shares	6.1%
Perkins Large Cap Value Fund – Class I Shares	4.7%
Janus Research Fund – Class J Shares	4.5%
Janus Short-Term Bond Fund – Class J Shares	3.9%
Janus High-Yield Fund – Class J Shares	3.2%
Janus Orion Fund – Class J Shares	3.1%
Janus Fund – Class I Shares	3.0%
Perkins Small Cap Value Fund(1) – Class I Shares	2.7%
Janus Twenty Fund – Class J Shares	2.3%
Janus Global Real Estate Fund – Class I Shares	1.2%

(1)	Formerly named Janus Small Cap Value Fund.

Janus Smart Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Janus Smart Portfolios | 15

Janus Smart Portfolio - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Moderate – Class A Shares

NAV	23.19%	4.38%	1.18%	1.18%

MOP	16.13%	2.78%

Janus Smart Portfolio – Moderate – Class C Shares

NAV	22.58%	3.60%	1.93%	1.93%

CDSC	21.39%	3.60%

Janus Smart Portfolio – Moderate – Class I Shares	23.19%	4.56%	0.93%	0.93%

Janus Smart Portfolio – Moderate – Class J Shares	23.19%	4.56%	1.06%	1.06%

Janus Smart Portfolio – Moderate – Class S Shares	22.89%	4.09%	1.43%	1.43%

S&P 500® Index	9.80%	–2.69%

Moderate Allocation Index	16.86%	2.13%

Lipper Quartile – Class J Shares	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	32/503	10/370

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

See important disclosures on the next page.

16 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes for the Portfolio expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of univested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses allocated to any class (excluding any expenses of an underlying fund, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

The underlying funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the underlying fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of the underlying bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the underlying funds and selling of bonds within the underlying funds by the portfolio managers.

The underlying funds that invest in high-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Effective July 6, 2009, Janus Smart Portfolio-Moderate designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Portfolio had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Janus Smart Portfolios | 17

Janus Smart Portfolio - Moderate (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,115.70	$1.50

Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$2.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,112.60	$4.10

Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,115.70	$0.62

Hypothetical (5% return before expenses)	$1,000.00	$1,024.30	$0.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,172.80	$2.25

Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$2.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,113.60	$2.63

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

†	Expenses are equal to the annualized expense ratio of 0.44% for Class A Shares, 1.20% for Class C Shares, 0.18% for Class I Shares, 0.41% for Class J Shares and 0.77% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

18 | October 31, 2009

Janus Smart Portfolio - Moderate

Schedule of Investments

As of October 31, 2009

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 61.8%
957,425	INTECH Risk-Managed Growth Fund – Class I Shares	$9,698,714
2,059,288	INTECH Risk-Managed Value Fund – Class I Shares	15,938,886
203,621	Janus Fund – Class I Shares	4,878,770
267,113	Janus Global Real Estate Fund – Class I Shares	1,965,952
392,160	Janus Growth and Income Fund – Class J Shares	10,380,474
1,587,371	Janus International Equity Fund – Class I Shares	15,032,408
363,916	Janus Overseas Fund – Class I Shares	14,076,252
561,149	Janus Orion Fund – Class J Shares	5,067,177
325,017	Janus Research Fund – Class J Shares	7,309,623
66,461	Janus Twenty Fund – Class J Shares	3,788,298
655,899	Perkins Large Cap Value Fund – Class I Shares	7,700,258
226,501	Perkins Small Cap Value Fund(2) – Class I Shares	4,414,513
		100,251,325
Fixed-Income Funds – 38.2%
4,845,531	Janus Flexible Bond Fund – Class I Shares	50,441,980
637,429	Janus High-Yield Fund – Class J Shares	5,277,911
2,086,206	Janus Short-Term Bond Fund – Class J Shares	6,383,792
		62,103,683

Total Investments (total cost $160,086,358) – 100.0%		162,355,008

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(15,070)

Net Assets – 100%		$162,339,938

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

(2)	Formerly named Janus Small Cap Value Fund.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios | 19

Janus Smart Portfolio - Conservative (unaudited)

Portfolio Snapshot
We believe that we can deliver growth of income for investors by allocating investments across Janus, Perkins and INTECH mutual funds that represent a variety of asset classes and investment styles. Allocations to underlying funds are based on quantitative and qualitative analysis.
Dan Scherman portfolio manager

Performance Overview

Janus Smart Portfolio – Conservative’s Class J Shares returned 20.71% for the year ended October 31, 2009. This compares to a return of 9.80% for the S&P 500® Index, the Portfolio’s primary benchmark, and a return of 15.45% for its secondary benchmark, the Conservative Allocation Index, an internally-calculated index that combines returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Market Review

Equity markets began the period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. The S&P 500® Index hit the low point for the period in March as evidence of an above average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial systems, markets rebounded strongly for much of the period. Despite late period weakness, most broad indices finished with strong gains led by mid-capitalization stocks, which significantly outperformed large caps and small caps. Growth indices significantly outperformed value, as the information technology and consumer discretionary sectors led all sectors with large gains, while financials (a key sector in value indices) suffered losses. Most commodities finished significantly higher led by precious metals and industrial metals. Natural gas was a notable decliner during the 12-month period.

In the fixed income market, risk aversion dominated during the height of the crisis. Investors pushed U.S. Treasuries to record low yields in December, when the U.S. Federal Reserve (Fed) lowered the fed funds rate from 1% to a range of zero to 0.25%, a historic move. Corporate bond spreads relative to Treasuries, meanwhile, skyrocketed to historic levels. In January, the flight-to-quality trade began to abate, as corporate spreads dropped and Treasury yields rose. The improvement in risk-oriented securities continued to dominate the market through period end, as high-yield corporate bonds were the best performing group for the 12-month period overall. Investment grade corporates were the next best performing followed by long government/credit. Aggregate indices posted double-digit gains driven by the strong performance in corporates.

Contributors to Performance

Janus Flexible Bond Fund was easily the largest contributor in the Portfolio, as it significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, and represented an average weighting of 50.8% for the 12-month period. Janus International Equity Fund, which averaged a 5.5% weighting, also significantly outperformed its benchmark, the MSCI EAFE® Index. Janus High-Yield Fund, an average 4.9% weighting, was also a contributor, as it benefited from the strong performance of its asset class during the period.

Detractors from Performance

Even though it significantly outperformed its benchmark, Janus Global Real Estate Fund was the lowest contributor due to its late addition to the Portfolio during the period. Similarly, Perkins Large Cap Value Fund outperformed its benchmark, but was a relative detractor based on its late addition to the Portfolio. Janus Short-Term Bond Fund significantly outperformed its benchmark, Barclays Capital 1-3 Year U.S. Government/Credit Index, but was the third lowest contributor, as its asset class was a relative underperformer.

Investment Process

Janus Smart Portfolio – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing risk. The Portfolio, which will normally allocate 60% of its investments to underlying bond and money market funds and 40% to equity funds, is also designed to blend the three core competencies that Janus practices as an organization: mathematically-

20 | October 31, 2009

(unaudited)

driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Conservative. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Investment Strategy

We established small positions in Janus Global Real Estate Fund and Perkins Large Cap Value Fund during the second half of the period. In the first half, we changed target allocations for four investments. Janus Flexible Bond Fund saw its allocation increased by 2% to 49%, while Janus High-Yield Fund’s allocation declined by 2% to 5% due to our concerns of heightened volatility in that asset class. In addition, INTECH Risk-Managed Value Fund’s allocation increased by 1%, while Janus Overseas Fund’s target allocation declined by 1%.

Outlook

There are clear signs the global economy has stabilized and is showing indications of improvement. Our short to intermediate term outlook is for continued improvement in the global economy, while the longer term picture is less clear due to consumer indebtness and the potential uncertainty surrounding U.S. legislation as well as monetary and fiscal policies that could lead to inflation. We view asset allocation as a timeless tool to address market uncertainty. We also remain confident in the soundness of the investment processes and quality of the investment talent in place behind the underlying Janus, INTECH and Perkins funds in which we invest. These beliefs allow us to look forward with optimism.

Thank you for investing in Janus Smart Portfolio – Conservative.

Janus Smart Portfolios | 21

Janus Smart Portfolio - Conservative (unaudited)

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	48.5%
INTECH Risk-Managed Value Fund – Class I Shares	7.6%
Janus International Equity Fund – Class I Shares	6.1%
Janus Short-Term Bond Fund – Class J Shares	5.9%
Janus Growth and Income Fund – Class J Shares	5.3%
Janus High-Yield Fund – Class J Shares	5.2%
INTECH Risk-Managed Growth Fund – Class I Shares	5.2%
Janus Contrarian Fund – Class I Shares	3.3%
Perkins Large Cap Value Fund – Class I Shares	3.3%
Janus Orion Fund – Class J Shares	3.2%
Janus Research Fund – Class J Shares	3.1%
Janus Overseas Fund – Class I Shares	2.7%
Janus Global Real Estate Fund – Class I Shares	0.6%

Janus Smart Portfolio - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2009

22 | October 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009			Expense Ratios – estimated for the fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Conservative – Class A Shares

NAV	20.46%	4.97%	1.12%	1.12%

MOP	13.54%	3.37%

Janus Smart Portfolio – Conservative – Class C Shares

NAV	19.87%	4.22%	1.87%	1.87%

CDSC	18.71%	4.22%

Janus Smart Portfolio – Conservative – Class I Shares	20.71%	5.25%	0.87%	0.87%

Janus Smart Portfolio – Conservative – Class J Shares	20.71%	5.25%	0.99%	0.99%

Janus Smart Portfolio – Conservative – Class S Shares	20.23%	4.71%	1.37%	1.37%

S&P 500® Index	9.80%	–2.69%

Conservative Allocation Index	15.45%	3.34%

Lipper Quartile – Class J Shares	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Conservative Funds	72/445	5/320

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

See important disclosures on the next page.

Janus Smart Portfolios | 23

Janus Smart Portfolio - Conservative (unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Portfolio expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses allocated to any class (excluding any expenses of an underlying fund, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

The underlying funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the underlying fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of the underlying bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the underlying funds and selling of bonds within the underlying funds by the portfolio managers.

The underlying funds that invest in high-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Effective July 6, 2009, Janus Smart Portfolio-Conservative designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Portfolio had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

24 | October 31, 2009

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,093.80	$1.25

Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,091.80	$3.82

Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,095.80	$0.44

Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,142.10	$2.27

Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,092.80	$2.20

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

†	Expenses are equal to the annualized expense ratio of 0.37% for Class A Shares, 1.13% for Class C Shares, 0.13% for Class I Shares, 0.42% for Class J Shares and 0.65% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Smart Portfolios | 25

Janus Smart Portfolio - Conservative

Schedule of Investments

As of October 31, 2009

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 40.4%
586,945	INTECH Risk-Managed Growth Fund – Class I Shares	$5,945,757
1,139,024	INTECH Risk-Managed Value Fund – Class I Shares	8,816,047
322,715	Janus Contrarian Fund – Class I Shares	3,775,770
95,776	Janus Global Real Estate Fund – Class I Shares	704,913
232,872	Janus Growth and Income Fund – Class J Shares	6,164,122
747,342	Janus International Equity Fund – Class I Shares	7,077,328
403,741	Janus Orion Fund – Class J Shares	3,645,782
80,060	Janus Overseas Fund – Class I Shares	3,096,702
157,881	Janus Research Fund – Class J Shares	3,550,752
320,648	Perkins Large Cap Value Fund – Class I Shares	3,764,413
		46,541,586
Fixed-Income Funds – 59.6%
5,366,448	Janus Flexible Bond Fund – Class I Shares	55,864,727
730,366	Janus High-Yield Fund – Class J Shares	6,047,433
2,215,147	Janus Short-Term Bond Fund – Class J Shares	6,778,350
		68,690,510

Total Investments (total cost $111,018,315) – 100.0%		115,232,096

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(24,831)

Net Assets – 100%		$115,207,265

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

26 | October 31, 2009

Statements of Assets and Liabilities

	Janus Smart	Janus Smart	Janus Smart
As of October 31, 2009	Portfolio -	Portfolio -	Portfolio -
(all numbers in thousands except net asset value per share)	Growth	Moderate	Conservative

Assets:
Investments at cost	$198,168	$160,086	$111,018
Investments at value	$191,058	$162,355	$115,232
Receivables:
Portfolio shares sold	226	316	313
Dividends	160	242	265
Non-interested Trustees’ deferred compensation	3	4	3
Other assets	1	13	–
Total Assets	191,448	162,930	115,813
Liabilities:
Payables:
Investments purchased	197	202	434
Portfolio shares repurchased	90	251	48
Advisory fees	72	82	81
Transfer agent fees and expenses	17	8	5
Administrative fees – Class J Shares(1)	21	18	12
Administrative fees – Class S Shares	–	–	–
Distribution fees – Class A Shares	–	–	–
Distribution fees – Class C Shares	–	–	–
Distribution fees – Class S Shares	–	–	–
Non-interested Trustees’ deferred compensation fees	3	4	3
Accrued expenses	30	25	23
Total Liabilities	430	590	606
Net Assets	$191,018	$162,340	$115,207
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$213,460	$167,963	$115,384
Undistributed net investment income/(loss)*	2,478	2,969	2,922
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(17,809)	(10,860)	(7,312)
Unrealized appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(7,111)	2,268	4,213
Total Net Assets	$191,018	$162,340	$115,207
Net Assets – Class A Shares	$149	$1,145	$235
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14	106	21
Net Asset Value Per Share(2)	$10.35	$10.80	$11.08
Maximum Offering Price Per Share(3)	$10.98	$11.46	$11.76
Net Assets – Class C Shares	$110	$406	$253
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11	38	23
Net Asset Value Per Share(2)	$10.33	$10.77	$11.06
Net Assets – Class I Shares	$11	$36	$11
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	3	1
Net Asset Value Per Share	$10.37	$10.80	$11.10
Net Assets – Class J Shares(1)	$190,737	$160,742	$114,544
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,408	14,895	10,332
Net Asset Value Per Share	$10.36	$10.79	$11.09
Net Assets – Class S Shares	$11	$11	$164
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	1	15
Net Asset Value Per Share	$10.35	$10.78	$11.07

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Portfolios designated their initial share class as “Class J Shares.”
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Smart Portfolios | 27

Statements of Operations

	Janus Smart	Janus Smart	Janus Smart
For the fiscal year ended October 31, 2009	Portfolio -	Portfolio -	Portfolio -
(all numbers in thousands)	Growth	Moderate	Conservative

Investment Income:
Dividends from affiliates	$5,056	$4,757	$4,017
Total Investment Income	5,056	4,757	4,017
Expenses:
Advisory fees	77	63	45
Transfer agent fees and expenses	140	80	46
Printing expenses	50	41	32
Postage and mailing expenses	50	27	11
Audit fees	27	27	27
Non-interested Trustees’ fees and expenses	6	5	3
Administrative fees – Class J Shares(1)	197	156	113
Administrative fees – Class S Shares	–	–	–
Distribution fees – Class A Shares	–	–	–
Distribution fees – Class C Shares	–	–	–
Distribution fees – Class S Shares	–	–	–
Other expenses	27	14	23
Total Expenses	574	413	300
Expense and Fee Offset	(12)	(8)	(5)
Net Expenses	562	405	295
Less: Excess Expense Reimbursement	–	–	(19)
Net Expenses after Expense Reimbursement	562	405	276
Net Investment Income/(Loss)	4,494	4,352	3,741
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	(12,193)	(6,872)	(4,304)
Capital gain distributions from Underlying Funds	1,694	1,069	428
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	39,565	28,219	17,136
Net Gain/(Loss) on Investments	29,066	22,416	13,260
Net Increase/(Decrease) in Net Assets Resulting from Operations	$33,560	$26,768	$17,001

(1)	Effective July 6, 2009, the Portfolios designated their initial share class as “Class J Shares.”

See Notes to Financial Statements.

28 | October 31, 2009

Statements of Changes in Net Assets

	Janus Smart		Janus Smart		Janus Smart
	Portfolio -		Portfolio -		Portfolio -
For each fiscal year ended October 31	Growth		Moderate		Conservative
(all numbers in thousands)	2009	2008	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$4,494	$3,566	$4,352	$3,491	$3,741	$2,795
Net realized gain/(loss) from investment transactions	(12,193)	(10,967)	(6,872)	(7,402)	(4,304)	(4,379)
Capital gain distributions from Underlying Funds	1,694	3,848	1,069	2,444	428	994
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	39,565	(72,123)	28,219	(39,208)	17,136	(17,170)
Net Increase/(Decrease) in Net Assets Resulting from Operations	33,560	(75,676)	26,768	(40,675)	17,001	(17,760)
Dividends and Distributions to Shareholders:
Net investment income*
Class J Shares(1)	(3,455)	(3,164)	(3,453)	(2,927)	(2,871)	(1,824)
Net realized gain/(loss) from investment transactions*
Class J Shares(1)	–	(5,239)	–	(2,811)	–	(926)
Net Decrease from Dividends and Distributions	(3,455)	(8,403)	(3,453)	(5,738)	(2,871)	(2,750)
Capital Share Transactions:
Shares sold
Class A Shares	145	N/A	1,173	N/A	239	N/A
Class C Shares	114	N/A	412	N/A	254	N/A
Class I Shares	11	N/A	33	N/A	11	N/A
Class J Shares(1)	46,476	98,569	52,969	78,191	46,251	81,751
Class S Shares	11	N/A	11	N/A	157	N/A
Reinvested dividends and distributions
Class J Shares(1)	3,405	8,341	3,428	5,704	2,848	2,739
Shares repurchased
Class A Shares	–	N/A	(25)	N/A	–	N/A
Class J Shares(1)	(32,674)	(55,867)	(29,732)	(49,733)	(31,902)	(49,465)
Net Increase/(Decrease) from Capital Share Transactions	17,488	51,043	28,269	34,162	17,858	35,025
Net Increase/(Decrease) in Net Assets	47,593	(33,036)	51,584	(12,251)	31,988	14,515
Net Assets:
Beginning of period	143,425	176,461	110,756	123,007	83,219	68,704
End of period	$191,018	$143,425	$162,340	$110,756	$115,207	$83,219

Undistributed net investment income/(loss)*	$2,478	$1,439	$2,969	$2,070	$2,922	$2,052

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Portfolios designated their initial share class as “Class J Shares.”

See Notes to Financial Statements.

Janus Smart Portfolios | 29

Financial Highlights

Class A Shares

	Janus Smart	Janus Smart	Janus Smart
	Portfolio –	Portfolio –	Portfolio –
For a share outstanding during	Growth	Moderate	Conservative
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$9.16	$9.68	$10.13
Income from Investment Operations:
Net investment income/(loss)	.01	.02	.02
Net gains/(losses) on investments (both realized and unrealized)	1.18	1.10	.93
Total from Investment Operations	1.19	1.12	.95
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$10.35	$10.80	$11.08
Total Return**	12.99%	11.57%	9.38%
Net Assets, End of Period (in thousands)	$149	$1,145	$235
Average Net Assets for the Period (in thousands)	$99	$424	$41
Ratio of Gross Expenses to Average Net Assets***(2)	0.50%	0.48%	0.45%
Ratio of Net Expenses to Average Net Assets***(2)	0.47%	0.44%	0.37%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%	1.43%	2.70%
Portfolio Turnover Rate***	23%	19%	21%

Class C Shares

	Janus Smart	Janus Smart	Janus Smart
	Portfolio –	Portfolio –	Portfolio –
For a share outstanding during	Growth	Moderate	Conservative
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$9.16	$9.68	$10.13
Income from Investment Operations:
Net investment income/(loss)	–	.01	.01
Net gains/(losses) on investments (both realized and unrealized)	1.17	1.08	.92
Total from Investment Operations	1.17	1.09	.93
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$10.33	$10.77	$11.06
Total Return**	12.77%	11.26%	9.18%
Net Assets, End of Period (in thousands)	$110	$406	$253
Average Net Assets for the Period (in thousands)	$20	$113	$54
Ratio of Gross Expenses to Average Net Assets***(2)	1.37%	1.26%	1.20%
Ratio of Net Expenses to Average Net Assets***(2)	1.26%	1.20%	1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	0.71%	1.87%
Portfolio Turnover Rate***	23%	19%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

30 | October 31, 2009

Class I Shares

	Janus Smart	Janus Smart	Janus Smart
	Portfolio –	Portfolio –	Portfolio –
For a share outstanding during	Growth	Moderate	Conservative
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$9.16	$9.68	$10.13
Income from Investment Operations:
Net investment income/(loss)	–	.05	.02
Net gains/(losses) on investments (both realized and unrealized)	1.21	1.07	.95
Total from Investment Operations	1.21	1.12	.97
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$10.37	$10.80	$11.10
Total Return**	13.21%	11.57%	9.58%
Net Assets, End of Period (in thousands)	$11	$36	$11
Average Net Assets for the Period (in thousands)	$1	$29	$2
Ratio of Gross Expenses to Average Net Assets***(2)	0.49%	0.19%	0.20%
Ratio of Net Expenses to Average Net Assets***(2)	0.29%	0.18%	0.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.04%	1.72%	2.98%
Portfolio Turnover Rate***	23%	19%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios | 31

Financial Highlights  (continued)

Class J Shares(1)

For a share outstanding during each	Janus Smart Portfolio – Growth
fiscal year or period ended October 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$8.62	$13.95	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.26	.24	.16	.05
Net gains/(losses) on investments (both realized and unrealized)	1.69	(4.93)	2.62	1.29
Total from Investment Operations	1.95	(4.69)	2.78	1.34
Less Distributions:
Dividends (from net investment income)*	(.21)	(.24)	(.13)	–
Distributions (from capital gains)*	–	(.40)	(.04)	–
Total Distributions	(.21)	(.64)	(.17)	–
Net Asset Value, End of Period	$10.36	$8.62	$13.95	$11.34
Total Return **	23.32%	(35.15)%	24.81%	13.40%
Net Assets, End of Period (in thousands)	$190,737	$143,425	$176,461	$66,794
Average Net Assets for the Period (in thousands)	$154,899	$183,091	$124,708	$34,131
Ratio of Gross Expenses to Average Net Assets***(3)	0.37%	0.25%	0.25%	0.25%
Ratio of Net Expenses to Average Net Assets***(3)	0.36%	0.24%	0.24%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.90%	1.95%	1.32%	0.98%
Portfolio Turnover Rate***	23%	55%	19%	28%

Class J Shares(1)

For a share outstanding during each	Janus Smart Portfolio – Moderate
fiscal year or period ended October 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$9.05	$12.95	$11.04	$10.00
Income from Investment Operations:
Net investment income/(loss)	.32	.31	.23	.09
Net gains/(losses) on investments (both realized and unrealized)	1.71	(3.64)	1.86	.95
Total from Investment Operations	2.03	(3.33)	2.09	1.04
Less Distributions:
Dividends (from net investment income)*	(.29)	(.29)	(.16)	–
Distributions (from capital gains)*	–	(.28)	(.02)	–
Total Distributions	(.29)	(.57)	(.18)	–
Net Asset Value, End of Period	$10.79	$9.05	$12.95	$11.04
Total Return **	23.19%	(26.77)%	19.16%	10.40%
Net Assets, End of Period (in thousands)	$160,742	$110,756	$123,007	$51,266
Average Net Assets for the Period (in thousands)	$124,910	$132,650	$87,462	$25,078
Ratio of Gross Expenses to Average Net Assets***(3)	0.33%	0.21%	0.21%	0.21%
Ratio of Net Expenses to Average Net Assets***(3)	0.32%	0.20%	0.20%	0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.48%	2.63%	2.24%	1.97%
Portfolio Turnover Rate***	19%	71%	15%	16%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective July 6, 2009, the Portfolio designated its initial share class as “Class J Shares.”
(2)	Period from December 30, 2005 (inception date) through October 31, 2006.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

32 | October 31, 2009

Class J Shares(1)

For a share outstanding during each	Janus Smart Portfolio – Conservative
fiscal year or period ended October 31	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$9.52	$12.09	$10.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	.38	.33	.26	.13
Net gains/(losses) on investments (both realized and unrealized)	1.52	(2.46)	1.23	0.69
Total from Investment Operations	1.90	(2.13)	1.49	.82
Less Distributions:
Dividends (from net investment income)*	(.33)	(.29)	(.20)	–
Distributions (from capital gains)*	–	(.15)	(.02)	–
Total Distributions	(.33)	(.44)	(.22)	–
Net Asset Value, End of Period	$11.09	$9.52	$12.09	$10.82
Total Return **	20.71%	(18.26)%	13.98%	8.20%
Net Assets, End of Period (in thousands)	$114,544	$83,219	$68,704	$19,489
Average Net Assets for the Period (in thousands)	$90,262	$88,345	$41,512	$9,992
Ratio of Gross Expenses to Average Net Assets***(3)	0.31%	0.17%	0.18%	0.18%
Ratio of Net Expenses to Average Net Assets***(3)	0.30%	0.17%	0.17%	0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.14%	3.16%	3.04%	2.78%
Portfolio Turnover Rate***	21%	90%	16%	20%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective July 6, 2009, the Portfolio designated its initial share class as “Class J Shares.”
(2)	Period from December 30, 2005 (inception date) through October 31, 2006.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios | 33

Financial Highlights  (continued)

Class S Shares

	Janus Smart	Janus Smart	Janus Smart
	Portfolio –	Portfolio –	Portfolio –
For a share outstanding during	Growth	Moderate	Conservative
the period ended October 31, 2009	2009(1)	2009(1)	2009(1)

Net Asset Value, Beginning of Period	$9.16	$9.68	$10.13
Income from Investment Operations:
Net investment income/(loss)	–	.01	.06
Net gains/(losses) on investments (both realized and unrealized)	1.19	1.09	.88
Total from Investment Operations	1.19	1.10	.94
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$10.35	$10.78	$11.07
Total Return**	12.99%	11.36%	9.28%
Net Assets, End of Period (in thousands)	$11	$11	$164
Average Net Assets for the Period (in thousands)	$1	$1	$127
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%	0.92%	0.67%
Ratio of Net Expenses to Average Net Assets***(2)	0.67%	0.77%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.66%	1.59%	2.22%
Portfolio Turnover Rate***	23%	19%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

34 | October 31, 2009

Notes to Schedules of Investments

Barclays Capital 1-3 Year U.S. Government/Credit Index	Is composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	An index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	Is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

Janus Smart Portfolios | 35

Notes to Schedules of Investments (continued)

The following is a summary of the inputs that were used to value the Portfolios’ investments in securities and other financial instruments as of October 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of October 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Smart Portfolio – Growth
Mutual Funds
Equity Funds	$–	$154,966,305	$–
Fixed-Income Funds	–	36,091,727	–
Total Investments in Securities	$–	$191,058,032	$–

Investments in Securities:
Janus Smart Portfolio – Moderate
Mutual Funds
Equity Funds	$–	$100,251,325	$–
Fixed-Income Funds	–	62,103,683	–
Total Investments in Securities	$–	$162,355,008	$–

Investments in Securities:
Janus Smart Portfolio – Conservative
Mutual Funds
Equity Funds	$–	$46,541,586	$–
Fixed-Income Funds	–	68,690,510	–
Total Investments in Securities	$–	$115,232,096	$–

36 | October 31, 2009

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative (collectively, the “Portfolios” and individually, a “Portfolio”) are series Portfolios. The Portfolios each operate as a “fund of funds,” meaning substantially all of the Portfolios’ assets will be invested in other Janus mutual funds (the “underlying funds”). Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolios are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Portfolios changed their fiscal year end from October 31 to June 30. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. Each Portfolio in this report is classified as diversified as defined in the 1940 Act.

Each Portfolio in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Portfolios either directly or through financial intermediaries.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Underlying Funds
Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio – Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio – Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio – Conservative. A brief description of each of the underlying funds that the Portfolios may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

INTECH RISK-MANAGED CORE FUND (formerly named INTECH Risk-Managed Stock Fund) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential

Janus Smart Portfolios | 37

Notes to Financial Statements (continued)

contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of September 30, 2009, they ranged from approximately $360 million to $15.3 billion.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of September 30, 2009, the fund’s weighted average market capitalization was $60.9 billion.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager

38 | October 31, 2009

believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of September 30, 2009, the fund held stocks of 48 companies. Of these holdings, 30 comprised approximately 78.22% of the fund’s holdings. Please refer to “Availability of Portfolio Holdings Information” in the Fund’s Prospectus to learn how to access the most recent holdings information.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH CORE FUND (formerly named Janus Fundamental Equity Fund) seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally

Janus Smart Portfolios | 39

Notes to Financial Statements (continued)

investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of September 30, 2009, they ranged from approximately $360 million to $334.8 billion, and the median market capitalization was $3.8 billion.

PERKINS MID CAP VALUE FUND (formerly named Janus Mid Cap Value Fund) seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2009, they ranged from approximately $360 million to $12.9 billion.

PERKINS SMALL CAP VALUE FUND (formerly named Janus Small Cap Value Fund) seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2009, they ranged from approximately $37 million to $3.6 billion.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

40 | October 31, 2009

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES

JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund’s portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

The following accounting policies have been followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
A Portfolio’s net asset value (“NAV”) is partially calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in

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Notes to Financial Statements (continued)

accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the funds or portfolios in the Trust. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolios generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Portfolios may be automatically reinvested into additional shares of that Portfolio, based on the discretion of the shareholder.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolios adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolios’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits,

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have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2009, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolios utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolios’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2009 to value each Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurements Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly.

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Notes to Financial Statements (continued)

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by having the counterparty post collateral to cover the underlying funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The underlying funds, except the INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”), may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The underlying funds, except the Risk-Managed funds, may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the underlying funds and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The underlying funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The underlying funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the underlying funds are fully collateralized by other securities, which are denoted on the underlying funds’ Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the underlying funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The underlying funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The underlying funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if

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applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities of the underlying funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the underlying funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the underlying funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The underlying funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The underlying funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The underlying funds, except the Risk-Managed funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The underlying funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

The underlying funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the underlying funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by having the counterparty post collateral to cover the underlying funds’ exposure to the counterparty.

Holdings of the underlying funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

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Notes to Financial Statements (continued)

The risk in writing call options is that the underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the underlying funds may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The underlying funds, except the Risk-Managed funds, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The underlying funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to an underlying fund. If the other party to a swap defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Swap contracts of the underlying funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the underlying funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The underlying funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The underlying funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The underlying funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by posting of collateral by the counterparty to the underlying funds to cover the underlying funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. Certain underlying funds investing in CDXs are normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The underlying funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from

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counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by the posting of collateral to the underlying funds to cover the underlying funds’ exposure to the counterparty.

In accordance with FASB guidance, the Portfolios adopted the provisions for “Derivative and Hedging”, which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the underlying funds such as a decline in the value and liquidity of many securities held by the underlying funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in underlying fund expenses and therefore an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the underlying funds’ ability to achieve their investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Certain underlying funds, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying fund, Janus Long/Short Fund, may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the underlying fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The underlying fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the underlying fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of the

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Notes to Financial Statements (continued)

underlying fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the underlying fund’s agreement with its lender, the NAV per share of the underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the underlying fund compared with what it would have been without leverage.

Counterparties
The Portfolios’ or underlying funds’ transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolios or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio or underlying fund. A Portfolio or underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s or underlying fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on each respective Statement of Assets and Liabilities, if applicable.

A Portfolio or underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Portfolio’s or underlying fund’s cash balances are invested in one or more money market funds, or cash-managed pooled investment vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Portfolio or underlying fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio or underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total return. The underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such

48 | October 31, 2009

as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price decline.

Mortgage Dollar Rolls
Certain underlying funds, Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus Adviser High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase

Janus Smart Portfolios | 49

Notes to Financial Statements (continued)

price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the underlying funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and each Portfolio’s portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the underlying funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject

50 | October 31, 2009

to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls (limitation not applicable to Janus Long/Short Fund). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by other securities. The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolios pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Smart Portfolio-Growth	All Asset Levels	0.05%
Janus Smart Portfolio-Moderate	All Asset Levels	0.05%
Janus Smart Portfolio-Conservative	All Asset Levels	0.05%

Until July 6, 2009, Janus Capital agreed to reimburse the Portfolios by the amount, if any, that the Portfolios’ normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses) exceed the following annual rate noted below. Effective July 6, 2009, Janus Capital has contractually agreed until at least November 1, 2010, to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that such Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative

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Notes to Financial Statements (continued)

fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense	Previous
	Limit (%)	Expense
	(July 6, 2009	Limit (%) (until
Portfolio	to Present)	July 6, 2009)

Janus Smart Portfolio-Growth	0.45%	0.24%
Janus Smart Portfolio-Moderate	0.39%	0.20%
Janus Smart Portfolio-Conservative	0.40%	0.17%

Janus Capital was entitled to recoup such reimbursement or fee reduction from the Portfolios for a three-year period commencing with the operations of the Portfolios, provided that at no time during such period the normal operating expenses allocated to any of the Portfolios, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements expired December 30, 2008.

Each Portfolio pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Portfolios’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Portfolio’s total net assets sold directly and the proportion of each Portfolio’s net assets sold through financial intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares. In addition, for the period November 1, 2008 to July 2, 2009, Janus Services received a $4.00 per open shareholder account for each of the Portfolios for transfer agency services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Portfolios for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Portfolios. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Certain intermediaries may charge administrative fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of Class A Shares, Class C Shares, and Class I Shares. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolios. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolios as unrealized appreciation/(depreciation) and is shown as of October 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2009.

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Portfolios’ Chief Compliance Officer. The Portfolios reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and certain

52 | October 31, 2009

compliance staff of the Trust. Total compensation of $357,283 was paid by the Trust during the fiscal year ended October 31, 2009. Each Portfolio’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Portfolios. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended October 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Portfolio (Class A Shares)	Sales Charge

Janus Smart Portfolio-Growth	$1,133
Janus Smart Portfolio-Moderate	5,195
Janus Smart Portfolio-Conservative	1,558

The Portfolios’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Portfolios could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolios and the underlying funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolios and underlying funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolios and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended October 31, 2009, the Portfolios recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Smart Portfolio – Growth
INTECH Risk-Managed Growth Fund – Class I Shares	240,638	$1,441,434	(770,610)	$(5,988,185)	$(3,536,389)	$193,996	$13,374,464
INTECH Risk-Managed Value Fund – Class I Shares	1,007,138	5,848,785	(638,784)	(5,663,956)	(1,532,929)	570,974	22,568,379
Janus Contrarian Fund – Class I Shares	90,420	2,057,492	(3,850)	(4,945,470)	(1,593,510)	–	5,352,804
Janus Flexible Bond Fund – Class I Shares	183,096	1,362,547	(167,350)	(1,491,838)	(296,136)	1,417,349	29,852,817
Janus Global Real Estate Fund – Class I Shares	57,534	405,650	(310,855)	(3,497,788)	(1,295,678)	7,768	3,267,493
Janus Growth and Income Fund – Class J Shares	215,559	3,125,827	(134,656)	(156,633)	(9,022)	117,605	12,181,913
Janus High-Yield Fund – Class J Shares	110,220	2,032,920	(74,193)	(2,065,910)	(711,551)	664,011	6,238,910
Janus International Equity Fund – Class I Shares	26,187	1,301,584	(58,427)	(3,954,303)	(1,202,638)	420,943	28,814,429
Janus Fund- Class I Shares	26,320	851,045	(3,851)	(369,749)	(143,813)	41,621	5,720,553
Janus Orion Fund – Class J Shares	209,215	3,387,329	(23,481)	(7,286,226)	232,562	28,556	3,582,610
Janus Overseas Fund- Class I Shares	452,161	2,552,262	(8,208)	(17,579)	(2,724)	1,493,941	18,888,707
Janus Research Fund – Class J Shares	13,397	598,149	(1,923)	(316,982)	(90,496)	52,779	12,461,380
Janus Twenty Fund – Class J Shares	24,359	959,618	(58,426)	(150,571)	(722,208)	1,251	11,038,793
Perkins Large Cap Value Fund – Class I Shares	910,511	6,200,988	(12,404)	(35,310)	(4,041)	11,912	10,543,775
Perkins Mid Cap Value Fund(1) – Class J Shares	1,170,384	6,200,761	(179,244)	(2,025,798)	(1,051,019)	8,547	3,833,899
Perkins Small Cap Value Fund(2) – Class I Shares	11,102	1,773,851	(1,586)	(180,484)	(28,383)	25,172	3,337,106

		$40,100,242		$(38,146,782)	$(11,987,975)	$5,056,425	$191,058,032

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Smart Portfolio – Moderate
INTECH Risk-Managed Growth Fund – Class I Shares	267,505	$1,527,211	(373,013)	$(3,076,897)	$(1,672,077)	$120,045	$9,698,714
INTECH Risk-Managed Value Fund – Class I Shares	906,750	4,862,025	(293,759)	(2,826,359)	(960,424)	358,197	15,938,886

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Notes to Financial Statements (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Flexible Bond Fund – Class I Shares	131,687	3,003,757	(113,549)	(4,159,565)	(1,371,480)	2,159,247	50,441,980
Janus Global Real Estate Fund – Class I Shares	207,334	1,550,471	(122,344)	(1,050,686)	(222,205)	4,439	1,965,952
Janus Growth and Income Fund – Class J Shares	196,295	1,405,676	(40,331)	(482,060)	(243,255)	82,040	10,380,474
Janus High-Yield Fund – Class J Shares	656	15,424	(12,156)	(449,718)	(127,826)	514,388	5,277,911
Janus International Equity Fund – Class I Shares	104,069	1,932,165	(54,781)	(1,536,375)	(540,642)	239,048	15,032,408
Janus Fund- Class I Shares	503,711	1,508,381	(929)	(1,481,975)	23,144	32,170	4,878,770
Janus Orion Fund – Class J Shares	13,722	694,179	(31,594)	(1,892,088)	(475,637)	20,804	5,067,177
Janus Overseas Fund – Class I Shares	584,412	5,972,261	(36,891)	(232,521)	202,607	–	14,076,252
Janus Overseas Fund – Class J Shares	269,668	1,414,770	(2,555)	(5,137)	(664)	978,169	–
Janus Research Fund – Class J Shares	564,197	2,983,382	(54,780)	(1,715,293)	(822,643)	30,220	7,309,623
Janus Short-Term Bond Fund – Class J Shares	20,940	820,210	(928)	(307,229)	(90,518)	197,215	6,383,792
Janus Twenty Fund – Class J Shares	34,118	3,597,832	(1,516)	(2,043,487)	(555,306)	479	3,788,298
Perkins Large Cap Value Fund – Class I Shares	660,168	3,751,204	(4,269)	(11,127)	(888)	7,290	7,700,258
Perkins Small Cap Value Fund(2) – Class I Shares	26,095	3,032,110	(1,153)	(83,009)	(9,075)	12,809	4,414,513

		$38,071,058		$(21,353,526)	$(6,866,889)	$4,756,560	$162,355,008

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Smart Portfolio – Conservative
INTECH Risk-Managed Growth Fund – Class I Shares	182,838	$866,665	(187,389)	$(1,170,230)	$(907,647)	$74,373	$5,945,757
INTECH Risk-Managed Value Fund – Class I Shares	549,871	2,773,835	(220,766)	(2,083,753)	(693,012)	212,746	8,816,047
Janus Contrarian Fund – Class I Shares	99,754	637,551	(3,978)	(24,722)	(435)	–	3,775,770
Janus Flexible Bond Fund – Class I Shares	90,052	2,032,464	(44,977)	(1,522,073)	(532,674)	2,410,812	55,864,727
Janus Global Real Estate Fund – Class I Shares	329,781	2,043,625	(9,133)	(48,692)	(506)	1,642	704,913
Janus Growth and Income Fund – Class J Shares	90,051	1,637,798	(98,844)	(1,079,056)	(482,774)	37,220	6,164,122
Janus High-Yield Fund – Class J Shares	155,755	1,124,044	(51,099)	(607,088)	(276,394)	557,904	6,047,433
Janus International Equity Fund – Class I Shares	55,894	1,059,169	(98,843)	(546,863)	(218,518)	115,664	7,077,328
Janus Orion Fund – Class J Shares	273,263	2,051,293	(96,086)	(832,576)	(181,404)	16,281	3,645,782
Janus Overseas Fund – Class I Shares	583,458	1,752,965	(498,741)	(1,434,724)	19,785	366,515	3,096,702
Janus Research Fund – Class J Shares	40,378	795,888	(3,700)	(995,229)	(273,791)	14,989	3,550,752
Janus Short-Term Bond Fund – Class J Shares	854,770	7,254,154	(70,609)	(7,613,518)	78,718	204,210	6,778,350
Perkins Large Cap Value Fund – Class I Shares	8,291	993,351	(767)	(2,112,560)	(4,907)	4,315	3,764,413

		$25,022,802		$(20,071,084)	$(3,473,559)	$4,016,671	$115,232,096

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended October 31, 2009, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Portfolio	10/31/08	Purchases	Purchases	Redemptions	Redemption	10/31/09

Janus Smart Portfolio-Conservative - Class A Shares	$–	$1,000	7/6/09	$–	–	$1,000
Janus Smart Portfolio-Conservative - Class C Shares	–	1,000	7/6/09	–	–	1,000
Janus Smart Portfolio-Conservative - Class I Shares	–	6,000	7/6/09 & 10/29/09	–	–	6,000
Janus Smart Portfolio-Conservative - Class S Shares	–	1,000	7/6/09	–	–	1,000
Janus Smart Portfolio-Growth - Class A Shares	–	1,000	7/6/09	–	–	1,000
Janus Smart Portfolio-Growth - Class C Shares	–	1,000	7/6/09	–	–	1,000
Janus Smart Portfolio-Growth - Class I Shares	–	11,000	7/6/09 & 10/29/09	–	–	11,000
Janus Smart Portfolio-Growth - Class S Shares	–	11,000	7/6/09 & 10/29/09	–	–	11,000
Janus Smart Portfolio-Moderate - Class A Shares	–	1,000	7/6/09	–	–	1,000
Janus Smart Portfolio-Moderate - Class C Shares	–	1,000	7/6/09	–	–	1,000
Janus Smart Portfolio-Moderate - Class I Shares	–	1,000	7/6/09	–	–	1,000
Janus Smart Portfolio-Moderate - Class S Shares	–	11,000	7/6/09 & 10/29/09	–	–	11,000

54 | October 31, 2009

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations; (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Differences	(Depreciation)

Janus Smart Portfolio-Growth	$2,480,554	$–	$(8,988,709)	$(3,281)	$(15,930,265)
Janus Smart Portfolio-Moderate	2,972,529	–	(3,114,532)	(4,592)	(5,476,886)
Janus Smart Portfolio-Conservative	2,924,607	–	(2,774,694)	(3,251)	(323,381)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

			Accumulated
Portfolio	October 31, 2016	October 31, 2017	Capital Losses

Janus Smart Portfolio-Growth	$(3,343,688)	$(5,645,021)	$(8,988,709)
Janus Smart Portfolio-Moderate	(2,048,121)	(1,066,411)	(3,114,532)
Janus Smart Portfolio-Conservative	(2,173,333)	(601,361)	(2,774,694)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Smart Portfolio-Growth	$206,988,297	$5,916,290	$(21,846,555)
Janus Smart Portfolio-Moderate	167,831,894	6,962,493	(12,439,379)
Janus Smart Portfolio-Conservative	115,555,477	5,122,274	(5,445,655)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Smart Portfolio-Growth	$3,455,179	$–	$–	$–
Janus Smart Portfolio-Moderate	3,453,309	–	–	–
Janus Smart Portfolio-Conservative	2,871,473	–	–	–

Janus Smart Portfolios | 55

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Smart Portfolio-Growth	$4,494,376	$3,905,749	$–	$–
Janus Smart Portfolio-Moderate	3,577,627	2,160,377	–	–
Janus Smart Portfolio-Conservative	2,194,849	553,760	–	–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolios that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended October 31

		Janus Smart	Janus Smart
	Janus Smart	Portfolio -	Portfolio -
	Portfolio - Growth	Moderate	Conservative

Class A Shares(1)
2009	0.50%	0.48%	0.45%

Class C Shares(1)
2009	1.37%	1.26%	1.20%

Class I Shares(1)
2009	0.49%	0.19%	0.20%

Class J Shares(2)
2009	0.37%	0.33%	0.33%
2008	0.26%	0.24%	0.25%
2007	0.28%	0.27%	0.36%
2006(3)	0.39%	0.42%	0.69%

Class S Shares(1)
2009	0.91%	0.92%	0.67%

(1)	Period from July 6, 2009 (inception date) through October 31, 2009.
(2)	Effective July 6, 2009, the Portfolios designated their initial share class as “Class J Shares.”
(3)	Period from December 30, 2005 (inception date) through October 31, 2006.

7.	Capital Share Transactions

	Janus Smart		Janus Smart		Janus Smart
	Portfolio-		Portfolio-		Portfolio-
For the fiscal year or period ended October 31	Growth		Moderate		Conservative
(all numbers are in thousands)	2009	2008	2009	2008	2009	2008

Transactions in Portfolio Shares – Class A Shares(1):
Shares sold	14	N/A	108	N/A	21	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	(2)	N/A	–	N/A
Net Increase/(Decrease) in Portfolio Shares	14	N/A	106	N/A	21	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	14	N/A	106	N/A	21	N/A
Transactions in Portfolio Shares – Class C Shares(1):		N/A		N/A		N/A
Shares sold	11	N/A	38	N/A	23	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) in Portfolio Shares	11	N/A	38	N/A	23	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	11	N/A	38	N/A	23	N/A

56 | October 31, 2009

	Janus Smart		Janus Smart		Janus Smart
	Portfolio-		Portfolio-		Portfolio-
For the fiscal year or period ended October 31	Growth		Moderate		Conservative
(all numbers are in thousands)	2009	2008	2009	2008	2009	2008

Transactions in Portfolio Shares – Class I Shares(1):		N/A		N/A		N/A
Shares sold	1	N/A	3	N/A	1	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) in Portfolio Shares	1	N/A	3	N/A	1	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1	N/A	3	N/A	1	N/A
Transactions in Portfolio Shares – Class J Shares(2):
Shares sold	5,156	8,245	5,504	6,813	4,547	7,335
Reinvested dividends and distributions	428	648	399	473	308	239
Shares repurchased	(3,807)	(4,912)	(3,242)	(4,554)	(3,265)	(4,514)
Net Increase/(Decrease) in Portfolio Shares	1,777	3,981	2,661	2,732	1,590	3,060
Shares Outstanding, Beginning of Period	16,631	12,650	12,234	9,502	8,742	5,682
Shares Outstanding, End of Period	18,408	16,631	14,895	12,234	10,332	8,742
Transactions in Portfolio Shares – Class S Shares(1):
Shares sold	1	N/A	1	N/A	15	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) in Portfolio Shares	1	N/A	1	N/A	15	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1	N/A	1	N/A	15	N/A

(1)	Transactions in Portfolio Shares for Class A Shares, Class C Shares, Class I Shares, and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(2)	Effective July 6, 2009, the Portfolios designated their initial share class as “Class J Shares.”

8.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Portfolio	Securities	of Securities	Obligations	Obligations

Janus Smart Portfolio-Growth	$55,771,772	$35,300,984	$–	$–
Janus Smart Portfolio-Moderate	54,982,665	24,440,197	–	–
Janus Smart Portfolio-Conservative	38,075,535	18,640,602	–	–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery

Janus Smart Portfolios | 57

Notes to Financial Statements (continued)

including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); and (ii) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the originally-filed actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Steinberg case (action (i) above) except certain claims under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Janus filed a motion for summary judgment to resolve the remainder of the Section 36(b) claim. The Court has not yet ruled on the motion. In the Wiggins case (action (ii) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Event

Effective November 1, 2009, the Portfolios changed their fiscal year end from October 31 to June 30.

The Board of Trustees of the Portfolios have approved certain changes to evolve Janus Capital’s mutual fund platform. Class J Shares that are held through a third-party intermediary will be renamed Class T Shares. Class T Shares will be available only through certain financial intermediary platforms. Fund shares that are held directly with Janus will be moved to a newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. These changes will be effective on or about February 16, 2010.

In May 2009, in accordance with FASB guidance, the Portfolios adopted the provisions of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 16, 2009, the date of issuance of the Portfolios’ financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolios’ financial statements.

58 | October 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative (three of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2009 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

December 17, 2009

Janus Smart Portfolios | 59

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free); (ii) on the Portfolios’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free).

60 | October 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Portfolio’s Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios’ liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolios’ net assets. Because the Portfolios must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Portfolios’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. The Portfolios will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both

Janus Smart Portfolios | 61

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolios’ net assets during the reporting period. Changes in the Portfolios’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Portfolios’ investment performance. The Portfolios’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolios to pay the distribution. If investors reinvest their dividends, the Portfolios’ net assets will not be affected. If you compare each Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios’ net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Portfolio during the reporting period. Don’t confuse this ratio with a Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio’s investments, changes in the target allocation and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

62 | October 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolios designated the following for the year ended October 31, 2009:

Dividends Received Deduction Percentage

Portfolio

Janus Smart Portfolio - Growth	39%
Janus Smart Portfolio - Moderate	15%
Janus Smart Portfolio - Conservative	9%

Qualified Dividend Income

Portfolio

Janus Smart Portfolio - Growth	63%
Janus Smart Portfolio - Moderate	23%
Janus Smart Portfolio - Conservative	12%

Janus Smart Portfolios | 63

Trustees and Officers (unaudited)

The Portfolios’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

64 | October 31, 2009

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Smart Portfolios | 65

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Length of	Principal Occupations
Name, Address, and Age	with the Trust	Time Served*	During the Past Five Years

Daniel Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Smart Portfolio-Conservative, Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate	12/05-Present	Senior Vice President of Janus Capital. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006), and Senior Quantitative Analyst and Portfolio Manager (2001-2005) for MFS Investment Management.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66 | October 31, 2009

Notes

Janus Smart Portfolios | 67

Notes

68 | October 31, 2009

Notes

Janus Smart Portfolios | 69

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1109-173	11-30-10 111-02-106 12-09

2009 ANNUAL REPORT

Janus Value Funds

Value
Perkins Mid Cap Value Fund
(formerly named Janus Mid Cap Value Fund)
Perkins Small Cap Value Fund
(formerly named Janus Small Cap Value Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. Over the past twelve months, we’ve seen extreme market volatility that has resulted in significant challenges for investors around the globe. Despite the recent turmoil, we have remained committed to our research-driven approach and long-term investment view. As a result, we have continued to deliver strong results relative to many of our peers.

For the one-year period ended October 31, 2009, 78% of Janus retail funds, Class J Shares, ranked within Lipper’s top two quartiles. Looking longer-term, 92% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended October 31, 2009. (Lipper rankings are based on total returns. See complete rankings on page 4.)

One Year Later

The global financial system continues to heal from the unprecedented downturn that began over a year ago in September 2008. While the recovery is far from complete, we believe that the various U.S. Government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have helped stem investor uncertainty. This has been reflected in narrowing credit spreads, rising equity prices and modestly improving economic activity throughout the world, not to mention better functioning capital and funding markets.

In the U.S., the S&P 500® Index gained nearly 10% during the 12-month period, helped by a more than 53% rally off of March lows. Non-U.S. equity markets delivered strong performance gaining more than 20% (MSCI All Country World ex-U.S. IndexSM) with emerging equity markets (MSCI EMF Index) rising nearly 52% in local currency terms.

In addition to the strong recovery by equity markets, credit markets posted impressive results. Credit spreads, or the difference between the yields on corporate bonds versus the yields on equivalent Treasury bonds, narrowed sharply after reaching historically wide levels in December 2008 amidst heightened risk aversion. The U.S. High Yield market (Barclays Capital U.S. Corporate High Yield Index) posted the strongest returns, gaining over 48%. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose roughly 37% during the period.

Commodity prices were mostly higher while the U.S. dollar weakened amid a move into higher yielding currencies and concern over a rising U.S. Government deficit. Despite the continuation of the strong equity market rally that began in March of this year, rising unemployment and the downtrend in the U.S. dollar remained key concerns for investors.

Looking Ahead

We believe the outlook for the U.S. economy lies in the hands of the U.S. consumer and his/her level of comfort with the prospects for sustained growth. We’ve seen a reduction in consumption and an increase in the savings rate brought on by the financial crisis. We expect these trends to continue for some time as the U.S. consumer focuses on improving his/her financial situation and the excesses of the past are worked through the system. We think this is positive for the long-term health of the economy, but remain cautious about the prospects for a full recovery in the short-term.

As in the past, we continue to stress the importance of strong security selection in delivering results for our investors. As fundamental researchers, our goal is to avoid those companies that we think will ultimately fail to emerge successfully from market turmoil and attempt to identify those companies going through positive fundamental transition. We believe the current environment provides us with a strong opportunity to demonstrate the benefits of our integrated research-intensive approach in both the equity and fixed income markets.

Increased savings and greater diversification, with an emphasis on fixed income and dividends, are likely to be a big theme for investors over the next few years. We continue to believe a balanced strategy may provide the

Janus Value Funds | 1

Continued

best opportunity for long-term success for our investors, and we remain committed to delivering strong long-term relative performance on your behalf.

We thank you for your business and your continued confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.335.2687 or download the file from janus.com/info. Read it carefully before investing or sending money.

The opinions are those of the authors as of October 31, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

2 | October 31, 2009

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (11/09)

Janus Value Funds | 3

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 10/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund
(Inception Date)

Janus Fund(1);Class J Shares (2/70)	Large-Cap Growth Funds	20	165/832	34	238/708	28	162/589	71	215/304	17	3/17	41	315/772

Janus Enterprise Fund(1)(2);Class J Shares (9/92)	Mid-Cap Growth Funds	40	194/491	24	102/432	9	32/358	91	158/173	36	13/36	27	122/463

Janus Orion Fund(1);Class J Shares (6/00)	Multi-Cap Growth Funds	11	49/462	13	45/370	3	9/308	N/A	N/A	20	38/192	59	246/420

Janus Research Fund(1)(2);Class J Shares (5/93)	Large-Cap Growth Funds	8	66/832	12	84/708	9	51/589	53	161/304	4	3/81	10	65/669

Janus Triton Fund(1)(2);Class J Shares (2/05)	Small-Cap Growth Funds	7	37/557	2	6/475	N/A	N/A	N/A	N/A	1	4/409	1	3/364

Janus Twenty Fund(1)*;Class J Shares (4/85)	Large-Cap Growth Funds	10	82/832	1	1/708	1	2/589	27	81/304	6	2/34	30	229/784

Janus Venture Fund(1)*;Class J Shares (4/85)	Small-Cap Growth Funds	8	40/557	33	156/475	22	86/392	76	162/213	10	1/10	21	26/128

Janus Global Life Sciences Fund(1);Class J Shares (12/98)	Global Healthcare/Biotechnology Funds	35	16/45	21	8/38	22	8/36	67	10/14	17	2/11	10	4/42

Janus Global Technology Fund(1);Class J Shares (12/98)	Global Science & Technology Funds	54	39/72	26	17/65	22	13/59	90	17/18	30	5/16	40	26/64

Janus Balanced Fund(1)(2);Class J Shares (9/92)	Mixed-Asset Target Allocation Moderate Funds	14	66/503	1	1/402	1	1/310	14	20/147	4	1/27	1	1/339

Janus Contrarian Fund(1);Class J Shares (2/00)	Multi-Cap Core Funds	65	517/798	43	277/658	5	22/507	N/A	N/A	18	41/227	18	41/227

Janus Research Core Fund(1)(2);Class J Shares (6/96)	Large-Cap Core Funds	6	53/907	47	354/759	16	100/627	28	101/367	3	6/201	61	499/823

Janus Growth and Income Fund(1)(2);Class J Shares (5/91)	Large-Cap Core Funds	3	20/907	43	323/759	27	168/627	48	173/367	8	6/78	47	383/823

INTECH Risk-Managed Core Fund(1);Class J Shares (2/03)	Multi-Cap Core Funds	87	688/798	75	493/658	61	305/507	N/A	N/A	48	184/388	48	184/388

Perkins Mid Cap Value Fund(2)(3);Class J Shares (8/98)	Mid-Cap Value Funds	28	70/249	3	5/205	5	8/161	2	1/58	3	1/48	1	1/48

Perkins Small Cap Value Fund(3);Class J Shares (10/87)	Small-Cap Core Funds	15	107/754	1	6/629	6	27/511	12	30/264	4	5/131	4	5/131

Janus Flexible Bond Fund(1)(2);Class J Shares (7/87)	Intermediate Investment Grade Debt Funds	32	171/546	7	28/443	9	31/382	15	30/211	10	2/19	7	33/481

Janus High-Yield Fund(1)(2);Class J Shares (12/95)	High Current Yield Funds	65	296/460	25	94/387	24	77/332	13	26/209	7	6/90	23	70/316

Janus Short-Term Bond Fund(1)(2);Class J Shares (9/92)	Short Investment Grade Debt Funds	29	73/258	2	4/215	3	5/177	13	12/94	20	5/24	5	12/244

Janus Global Opportunities Fund(1)(2);Class J Shares (6/01)	Global Funds	21	108/538	19	68/367	54	151/283	N/A	N/A	13	24/193	55	176/322

Janus Global Research Fund(1)(2);Class J Shares (2/05)	Global Funds	13	69/538	13	46/367	N/A	N/A	N/A	N/A	5	15/301	5	15/301

Janus Overseas Fund(1)(2);Class J Shares (5/94)	International Funds	1	6/1259	1	5/924	1	1/697	4	13/373	1	1/101	1	1/613

Janus Worldwide Fund(1)(2);Class J Shares (5/91)	Global Funds	39	209/538	65	238/397	76	214/283	96	140/146	39	7/17	50	283/566

Janus Smart Portfolio – Growth(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Growth Funds	9	54/651	6	31/540	N/A	N/A	N/A	N/A	4	16/502	4	16/502

Janus Smart Portfolio – Moderate(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Moderate Funds	7	32/503	1	3/402	N/A	N/A	N/A	N/A	3	10/370	3	10/370

Janus Smart Portfolio – Conservative(1);Class J Shares (12/05)	Mixed-Asset Target Allocation Conservative Funds	17	72/445	4	14/362	N/A	N/A	N/A	N/A	2	5/320	2	5/320

(1)	Effective July 6, 2009, the Fund designated its initial share class as “Class J Shares.”
(2)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.
(3)	Effective July 6, 2009, the Fund changed the name of its Investor Shares to “Class J Shares.”

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for the share class shown only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

4 | October 31, 2009

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was October 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class L Shares, Class R Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2009 to October 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class L Shares, Class R Shares and Class S Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Value Funds | 5

Perkins Mid Cap Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential helps us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the 12 months ended October 31, 2009, Perkins Mid Cap Value Fund’s Class J Shares returned 20.34% outperforming the Fund’s benchmark, the Russell Midcap® Value Index, which returned 14.52%. The Fund’s outperformance was driven by our stock selections within materials, industrials and financials. Our cash position, small investment in puts, and underweight to consumer discretionary weighed on comparable returns. Our ability to relatively limit losses in the first four months of the period was the key to our positive full year returns. This attention to risk has been central to our ability to substantially outperform over the long term. In that context we are pleased to have compounded an average annualized return of 11.65% over the past 10 years while the Russell Midcap® Value Index had an average annualized return of 6.59%.

Economic Environment

How the period ended was a marked improvement from how it began. The financial crisis was gaining momentum early in the period hitting a crescendo in early March as markets had sold off more than 50% from the October 2007 highs. Overall, the broad U.S. equity market, represented by the S&P 500® Index, managed to recover from the lows and rose 18.18% during the 12-month period covered in this letter. The extent of the crisis may be summed up in the fact that through October 31, 2009, the S&P 500® Index was below the level it was 10 years ago, posting in effect an average annual return of -0.95%. As the current fiscal period ended, signs of economic improvement that began in March and continued over the last several months appeared to have accelerated from low levels. Leading economic indicators have been positive for five months on a preliminary basis. The U.S. Gross Domestic Product (GDP) in the second quarter was estimated to be down 0.7% compared to the 6.4% decline of the first quarter and the second look at the third quarter’s numbers showed a 2.8% annualized rate of growth. Most economists expect the fourth quarter to post similar growth. This trend is largely expected to extend into next year’s growth, which is estimated to be about 3%. In fact, the rebound could be stronger as inventories need to be rebuilt and comparisons versus this year’s declines will be easier. However, we continue to believe that sustained economic growth will be more muted than past recoveries.

Seventy percent of domestic GDP is tied to consumer spending and we still see significant headwinds. Unemployment is above 10%, is still rising, and is likely to remain at elevated levels for an extended period. Housing remains a concern with the Mortgage Bankers Association citing rising delinquencies and foreclosures through June of this year. Commercial, governmental, and individual balance sheets need to be de-levered, and at some point fiscal and monetary stimulus must be reduced. Financial markets have stabilized and corporate debt and equity markets have had substantial rallies. While we think the U.S. has averted systemic collapse, we continue to believe financial markets are fragile. Financial institutions still carry significant toxic assets that have not been marked down, bank lending is restricted as capital is held to absorb future loan losses, and the shadow banking system, including securitization, is functioning at much smaller capacity with significant government involvement.

Holdings That Contributed to Performance

For the last 12-month period our stock selection had the largest positive impact on the Fund’s relative performance. Individual contributors included Lubrizol Corp., one of our largest positions. This specialty chemical producer outperformed as it continued to be a consistent generator of above average free cash flow, should have earnings growth this year and next, and was trading at a low double-digit price earnings multiple at period end.

In the materials sector, North American gold producer Goldcorp, Inc. moved higher throughout the period amid strength in gold prices. We view Goldcorp as a low cost, growing producer of gold and a defensive position during the recent financial turmoil and economic uncertainty. Similarly, copper producers, such as Freeport-McMoRan Copper & Gold, Inc., rallied from depressed levels on news

6 | October 31, 2009

(unaudited)

that China’s official manufacturing index continued to improve.

Investment manager INVESCO, Ltd. rose as financial market conditions improved during the latter half of the period. INVESCO remained a core holding through period end as the company continued to generate strong free cash flow, has done a good job of cutting costs and has a strong global platform across asset classes that we think could benefit from the ongoing shift towards international diversification. We trimmed our positions in Lubrizol, Freeport and INVESCO as their price appreciation made their risk/reward characteristics less attractive.

Detractors from Performance

In terms of detractors, NCR Corp., a computer hardware company, underperformed due to weaker end markets in the U.K., as well as concerns regarding its pension plan. We reduced our position as its long term prospects are less favorable to us than we had originally expected.

While overall our holdings within financials, namely insurance and asset managers, helped relative results, select banks and reinsurance companies held back returns. Notable underperformers for the period included our relatively small investments in commercial bank Synovus Financial Corp. and regional bank SunTrust Banks, Inc. These banks have suffered from the real estate problems in the southeast. We sold Synovus given its potential to have larger loss problems, but kept our position in SunTrust Banks given our belief its balance sheet will support its franchises. We continue to focus on what we believe are the higher quality players in this group that have the liquidity to weather the difficult economic environment.

Berkshire Hathaway, Inc. was a detractor as well, though it rebounded off of its period lows. We think Berkshire Hathaway is a “best-in-class” insurance and reinsurance operator, which has been able to put some of its large cash position to work on attractive terms in what we believe to be diversified high quality investments.

Derivatives

In an attempt to help minimize downside risk in the portfolio we used relatively small positions in put options on the Russell Midcap® Value Index during the period given our view of greater market uncertainty and risk. Though helpful early on, these positions proved to be a drag on relative results later in the period as the market rallied. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook

We have been pleasantly surprised by the continuation of the strong stock market rally over the latter part of the period. At the bottom of the market in early March we thought that stocks were undervalued and we became more aggressive buyers. However, the strong and rapid market bounce of over 50% since early March has taken stocks to what we believe to be slightly overvalued levels. Earnings have been somewhat above expectations and over the short term might continue to be so due to rigorous cost control. However, in order to see sustainable earnings growth, we need to see revenue growth. As previously stated, we believe revenue and economic growth over the next several years is likely to be below past experience due to secular deleveraging. On a short to intermediate term basis we believe stocks could continue to rally as interest rates are low, alternative investments are not priced relatively attractively, and investors might feel underexposed to equities.

Signs are beginning to appear that unhealthy risk taking in the fixed income and commodity markets is on the rise which could lead to future stock market weakness.

Even with the consensus’ perhaps aggressive 26% earnings growth (to $71 on the S&P 500) stocks are selling at between 14 times and 15 times 2010 estimated operating earnings which are in line with the long-term trend. In addition, operating earnings are at a historically high 20% premium to Generally Accepted Accounting Principles (GAAP) earnings, making stocks more expensive on a GAAP basis. With valuations at these levels, we have found fewer stocks with favorable risk/reward characteristics. Additionally, our longer term focus on continuing potential structural problems such as balance sheets, governmental budget deficits, a weakening dollar, increasing Government intervention in business, and geopolitical instability, has resulted in our allowing cash positions to build to above average levels.

We believe that our long term emphasis on balance sheets, free cash flow and reasonable valuations will serve us well in an environment that is likely to remain difficult and volatile. This consistent focus on long term value might lead to short term underperformance in a momentum driven market, but has historically led on average to outperformance in down markets such as 2008 and long term well above average returns as exhibited by our double digit annualized 10-year returns.

Thank you for your co-investment with us in Perkins Mid Cap Value Fund.

Janus Value Funds | 7

Perkins Mid Cap Value Fund (unaudited)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Lubrizol Corp.	1.43%
Goldcorp, Inc. (U.S. Shares)	0.91%
Freeport-McMoRan Copper & Gold, Inc. – Class B	0.70%
INVESCO, Ltd.	0.67%
Tyco International, Ltd. (U.S. Shares)	0.63%

5 Bottom Performers – Holdings

Contribution

NCR Corp.	-0.61%
Synovus Financial Corp.	-0.59%
Berkshire Hathaway, Inc. – Class B	-0.38%
SunTrust Banks, Inc.	-0.36%
Alcoa, Inc.	-0.27%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	4.07%	6.96%	6.81%
Industrials	3.60%	11.64%	8.47%
Information Technology	3.24%	10.86%	6.99%
Financials	3.04%	23.70%	28.46%
Energy	3.01%	11.62%	6.87%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.37%	0.95%	2.05%
Utilities	0.70%	4.52%	14.21%
Consumer Staples	1.87%	8.26%	8.17%
Consumer Discretionary	2.28%	8.31%	13.08%
Health Care	2.96%	13.18%	4.89%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Allstate Corp. Multi-Line Insurance	1.4%
Lubrizol Corp. Chemicals – Specialty	1.4%
Kroger Co. Food – Retail	1.4%
Everest Re Group, Ltd. Reinsurance	1.3%
Noble Energy, Inc. Oil Companies – Exploration and Production	1.3%

6.8%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Emerging markets comprised 0.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Value Funds | 9

Perkins Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009					Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares

NAV	20.34%	5.52%	11.48%	12.30%	1.17%	1.17%

MOP	13.48%	4.28%	10.83%	11.70%

Perkins Mid Cap Value Fund – Class C Shares

NAV	20.34%	4.77%	10.75%	11.60%	1.97%	1.97%

CDSC	19.91%	4.77%	10.75%	11.60%

Perkins Mid Cap Value Fund – Class I Shares	20.34%	5.76%	11.65%	12.44%	0.84%	0.84%

Perkins Mid Cap Value Fund – Class J Shares	20.34%	5.76%	11.65%	12.44%	1.14%	1.14%

Perkins Mid Cap Value Fund – Class L Shares(1)	20.67%	5.94%	11.81%	12.59%	1.17%	0.91%

Perkins Mid Cap Value Fund – Class R Shares	20.34%	5.13%	11.13%	11.98%	1.59%	1.59%

Perkins Mid Cap Value Fund – Class S Shares	20.34%	5.40%	11.37%	12.20%	1.34%	1.34%

Russell Midcap® Value Index	14.52%	2.05%	6.59%	6.31%

Lipper Quartile – Class J Shares	2nd	1st	1st	1st

Lipper Ranking – based on total return for Mid-Cap Value Funds	70/249	8/161	1/58	1/48

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

10 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class L Shares, Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Janus Services LLC has agreed to voluntarily waive all or a portion of the transfer agency fees applicable to the Fund’s Class L Shares until at least March 1, 2010. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Due to certain investment strategies, the Fund may have an increased position in cash.

Effective July 6, 2009, the Fund changed the name of its Investor Shares to “Class J Shares.”

Effective July 6, 2009, the Fund changed the name of its Institutional Shares to “Class L Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Perkins Mid Cap Value Fund (the “JAD predecessor fund”) into corresponding shares of Perkins Mid Cap Value Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Perkins Mid Cap Value Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Perkins Mid Cap Value Fund – Class J Shares (formerly named Investor Shares) are those of Berger Mid Cap Value Fund – Investor Shares. The returns shown prior to April 21, 2003 for Perkins Mid Cap Value Fund – Class L Shares (formerly named Institutional Shares) are those of Berger Mid Cap Value Fund – Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund – Investor Shares for periods prior to May 17, 2002.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for Class J Shares only; other classes may have different performance characteristics.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

Janus Value Funds | 11

Perkins Mid Cap Value Fund (unaudited)

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective December 31, 2008, Janus Mid Cap Value Fund changed its name to Perkins Mid Cap Value Fund.

*	The Fund’s inception date – August 12, 1998

(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,161.20	$4.26

Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,158.70	$6.87

Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,162.40	$2.83

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,191.90	$5.91

Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(5/1/09)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,193.40	$4.64

Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,159.90	$5.34

Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,161.20	$4.47

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51

†	Expenses are equal to the annualized expense ratio of 1.22% for Class A Shares, 1.97% for Class C Shares, 0.81% for Class I Shares, 1.07% for Class J Shares, 0.84% for Class L Shares, 1.53% for Class R Shares and 1.28% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and Class L Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

12 | October 31, 2009

Perkins Mid Cap Value Fund

Schedule of Investments

As of October 31, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 87.5%
Aerospace and Defense – 0.6%
1,250,000	Rockwell Collins, Inc.	$62,975,000
Apparel Manufacturers – 0.5%
732,400	VF Corp.	52,029,696
Automotive – Truck Parts and Equipment – Original – 1.0%
1,850,000	BorgWarner, Inc*	56,092,000
1,803,600	Johnson Controls, Inc.	43,142,112
		99,234,112
Beverages – Wine and Spirits – 0.4%
900,000	Brown-Forman Corp. – Class B	43,929,000
Brewery – 0.7%
1,550,000	Molson Coors Brewing Co. – Class B	75,903,500
Building – Residential and Commercial – 0.7%
2,300,000	KB Home	32,614,000
4,600,000	Pulte Homes, Inc.*	41,446,000
		74,060,000
Building Products – Cement and Aggregate – 0.1%
217,695	Texas Industries, Inc.	7,247,067
Cable Television – 0.3%
1,833,000	Comcast Corp. – Class A	26,578,500
Chemicals – Diversified – 0.3%
650,571	FMC Corp.	33,244,178
Chemicals – Specialty – 1.4%
2,150,000	Lubrizol Corp.**	143,104,000
Coal – 0.7%
3,200,000	Arch Coal, Inc.	69,312,000
Commercial Services – Finance – 0.3%
600,000	Global Payments, Inc.	29,538,000
Commercial Banks – 1.2%
3,500,000	BB&T Corp.	83,685,000
1,000,000	City National Corp.	37,670,000
		121,355,000
Computer Aided Design – 0.2%
1,000,000	Autodesk, Inc.*	24,930,000
Computer Services – 1.2%
1,700,000	Accenture, Ltd. – Class A (U.S. Shares)	63,036,000
1,000,000	Perot Systems Corp. – Class A*	29,940,000
1,814,900	SRA International, Inc.*	34,047,524
		127,023,524
Computers – 0.7%
1,500,500	Hewlett-Packard Co.	71,213,730
Computers – Integrated Systems – 1.1%
2,205,100	Diebold, Inc.	66,682,224
4,200,000	NCR Corp.*	42,630,000
		109,312,224
Computers – Memory Devices – 0.7%
4,425,100	EMC Corp.*	72,881,397
Consumer Products – Miscellaneous – 0.5%
929,500	Kimberly-Clark Corp.	56,848,220
Containers – Metal and Glass – 0.7%
1,450,000	Ball Corp.	71,528,500
Containers – Paper and Plastic – 0.3%
2,000,242	Temple-Inland, Inc.	30,903,739
Cosmetics and Toiletries – 0.6%
1,000,300	Procter & Gamble Co.	58,017,400
Diagnostic Equipment – 0.6%
1,450,000	Gen-Probe, Inc.*	60,494,000
Disposable Medical Products – 0.3%
427,700	C.R. Bard, Inc.	32,107,439
Distribution/Wholesale – 0.4%
1,000,000	Tech Data Corp.*	38,430,000
Diversified Banking Inst – 1.1%
2,000,000	HSBC Holdings PLC	110,780,000
Diversified Operations – 1.1%
3,350,567	Tyco International, Ltd. (U.S. Shares)	112,411,523
Electric – Integrated – 2.0%
900,000	DPL, Inc.	22,806,000
1,041,900	Entergy Corp.	79,934,568
1,460,000	PPL Corp.	42,982,400
1,972,700	Public Service Enterprise Group, Inc.	58,786,460
		204,509,428
Electronic Components – Semiconductors – 1.1%
5,200,000	Intersil Corp. – Class A	65,260,000
2,700,200	QLogic Corp.*	47,361,508
		112,621,508
Electronic Connectors – 0.7%
2,250,000	Thomas & Betts Corp.*,£	76,972,500
Engineering – Research and Development Services – 1.8%
1,250,000	Jacobs Engineering Group, Inc.*	52,862,500
2,000,000	McDermott International, Inc. (U.S. Shares)*	44,460,000
2,260,000	URS Corp.*	87,823,600
		185,146,100
Entertainment Software – 0.5%
3,000,000	Electronic Arts, Inc.*	54,720,000
Fiduciary Banks – 0.3%
600,000	Northern Trust Corp.	30,150,000
Finance – Investment Bankers/Brokers – 0.4%
1,900,212	Raymond James Financial, Inc.	44,864,005
Food – Baking – 0.3%
1,333,796	Flowers Foods, Inc.	31,157,475
Food – Miscellaneous/Diversified – 2.1%
950,000	General Mills, Inc.	62,624,000
1,573,100	Kellogg Co.	81,077,574
1,010,200	Kraft Foods, Inc. – Class A	27,800,704
1,731,028	Unilever PLC (ADR)	51,636,565
		223,138,843
Food – Retail – 1.4%
6,100,000	Kroger Co.	141,093,000
Footwear and Related Apparel – 0.3%
1,200,878	Wolverine World Wide, Inc.	30,718,459
Forestry – 0.5%
1,550,000	Weyerhaeuser Co.	56,327,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 13

Perkins Mid Cap Value Fund

Schedule of Investments

As of October 31, 2009

Shares/Principal/Contract Amounts		Value

Gold Mining – 1.2%
3,400,000	Goldcorp, Inc. (U.S. Shares)**	$125,018,000
Hotels and Motels – 0.3%
1,104,169	Marriott International, Inc. – Class A	27,670,475
Human Resources – 0%
104,300	Manpower, Inc.	4,944,863
Industrial Gases – 0.2%
322,958	Air Products & Chemicals, Inc.	24,909,751
Instruments – Scientific – 1.9%
3,250,000	PerkinElmer, Inc.	60,482,500
2,200,000	Thermo Fisher Scientific, Inc.*	99,000,000
650,000	Varian, Inc.*	33,280,000
		192,762,500
Insurance Brokers – 1.4%
1,600,110	AON Corp.	61,620,236
4,400,000	Brown & Brown, Inc.	80,828,000
		142,448,236
Internet Infrastructure Software – 0.6%
3,000,000	Akamai Technologies, Inc.*	66,000,000
Internet Security – 0.9%
5,300,000	Symantec Corp.*	93,174,000
Investment Management and Advisory Services – 1.9%
2,691,960	AllianceBernstein Holding L.P.	72,629,081
5,995,588	INVESCO, Ltd.	126,806,686
		199,435,767
Life and Health Insurance – 0.2%
787,700	Lincoln National Corp.	18,770,891
Machinery – Farm – 0.7%
1,700,000	Deere & Co.	77,435,000
Machinery – General Industrial – 0.7%
2,600,000	IDEX Corp.	73,918,000
Medical – Biomedical and Genetic – 1.0%
1,700,000	Charles River Laboratories International, Inc.*	62,084,000
863,061	Life Technologies Corp.*	40,710,587
		102,794,587
Medical – Drugs – 0.7%
1,475,000	Endo Pharmaceuticals Holdings, Inc.*	33,040,000
1,615,200	Forest Laboratories, Inc.*	44,692,584
		77,732,584
Medical – HMO – 0.3%
2,200,000	Health Net, Inc.*	32,802,000
Medical – Wholesale Drug Distributors – 0.9%
1,650,000	Cardinal Health, Inc.	46,761,000
750,000	McKesson Corp.	44,047,500
		90,808,500
Medical Instruments – 0.7%
2,050,000	St. Jude Medical, Inc.*	69,864,000
Medical Labs and Testing Services – 1.3%
300,000	Covance, Inc.*	15,504,000
1,746,600	Laboratory Corp. of America Holdings*	120,323,274
		135,827,274
Medical Products – 2.7%
1,500,400	Becton, Dickinson and Co.	102,567,344
2,098,700	Covidien PLC (U.S. Shares)	88,397,244
1,600,000	Zimmer Holdings, Inc.*	84,112,000
		275,076,588
Metal – Copper – 0.4%
600,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	44,016,000
Metal Processors and Fabricators – 0.3%
800,000	Kaydon Corp.£	27,992,000
Multi-Line Insurance – 2.4%
4,850,600	Allstate Corp.**	143,432,242
9,400,000	Old Republic International Corp.	100,392,000
		243,824,242
Multimedia – 1.0%
929,100	McGraw-Hill Cos., Inc.	26,739,498
2,627,700	Viacom, Inc. – Class B*	72,498,243
		99,237,741
Networking Products – 0.8%
1,900,800	Cisco Systems, Inc.*	43,433,280
1,919,415	Polycom, Inc.*	41,209,840
		84,643,120
Non-Hazardous Waste Disposal – 0.5%
1,907,600	Republic Services, Inc.	49,425,916
Oil and Gas Drilling – 0.7%
832,596	Transocean, Ltd. (U.S. Shares)*	69,863,130
Oil Companies – Exploration and Production – 8.1%
1,238,700	Anadarko Petroleum Corp.	75,473,991
1,600,000	Bill Barrett Corp.*	49,568,000
950,000	Cabot Oil & Gas Corp.	36,546,500
1,150,000	Devon Energy Corp.	74,416,500
1,700,000	EnCana Corp. (U.S. Shares)	94,163,000
1,700,000	EQT Corp.	71,162,000
4,500,000	Forest Oil Corp.*	88,200,000
2,000,000	Noble Energy, Inc.	131,260,001
2,300,000	Questar Corp.	91,632,000
1,728,300	SandRidge Energy, Inc.*	17,680,509
1,200,000	St. Mary Land & Exploration Co.	40,920,000
1,275,000	Ultra Petroleum Corp. (U.S. Shares)*	61,901,250
		832,923,751
Oil Companies – Integrated – 1.1%
2,043,300	Hess Corp.	111,850,242
Oil Field Machinery and Equipment – 0.4%
950,000	National Oilwell Varco, Inc.*	38,940,500
Paper and Related Products – 0.3%
800,000	Rayonier, Inc.	30,864,000
Pipelines – 1.3%
1,080,000	Kinder Morgan Energy Partners L.P.	58,320,000
1,650,000	Plains All American Pipeline L.P.	78,919,500
		137,239,500
Property and Casualty Insurance – 1.2%
650,000	Chubb Corp.	31,538,000
1,199,716	HCC Insurance Holdings, Inc.	31,660,505
1,800,000	Mercury General Corp.	65,628,000
		128,826,505

See Notes to Schedules of Investments and Financial Statements.

14 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares/Principal/Contract Amounts		Value

Reinsurance – 2.4%
34,500	Berkshire Hathaway, Inc. – Class B*	$113,263,500
1,524,800	Everest Re Group, Ltd.	133,404,752
		246,668,252
REIT – Apartments – 1.3%
600,000	Avalonbay Communities, Inc.	41,268,000
1,746,400	BRE Properties, Inc. – Class A	47,554,472
1,483,800	Equity Residential	42,852,144
		131,674,616
REIT – Diversified – 0.8%
648,120	Liberty Property Trust	19,035,284
2,283,300	Potlatch Corp.£	63,726,903
		82,762,187
REIT – Mortgage – 0.7%
11,142,900	Chimera Investment Corp.	38,888,721
2,605,100	Redwood Trust, Inc.	36,315,094
		75,203,815
REIT – Office Property – 0.7%
800,000	Alexandria Real Estate Equities, Inc.	43,336,000
1,050,900	Mack-Cali Realty Corp.	32,525,355
		75,861,355
REIT – Storage – 0.6%
925,300	Public Storage	68,102,080
REIT – Warehouse/Industrial – 0.8%
2,200,000	AMB Property Corp.	48,356,000
3,200,000	ProLogis	36,256,000
		84,612,000
Retail – Apparel and Shoe – 0.7%
1,250,000	American Eagle Outfitters, Inc.	21,862,500
1,800,000	Gap, Inc.	38,412,000
556,000	Men’s Wearhouse, Inc.	12,882,520
		73,157,020
Retail – Auto Parts – 0.4%
800,000	Advance Auto Parts, Inc.	29,808,000
273,500	O’Reilly Automotive, Inc.*	10,196,080
		40,004,080
Retail – Automobile – 0.3%
1,000,000	Copart, Inc.*	32,170,000
Retail – Computer Equipment – 0.5%
2,000,000	GameStop Corp. – Class A*	48,580,000
Retail – Discount – 0.9%
1,600,000	Big Lots, Inc.*	40,080,000
1,047,000	Wal-Mart Stores, Inc.	52,014,960
		92,094,960
Retail – Drug Store – 1.2%
2,022,900	CVS Caremark Corp.	71,408,370
1,303,000	Walgreen Co.	49,292,490
		120,700,860
Retail – Pet Food and Supplies – 0.5%
2,400,000	PetSmart, Inc.	56,472,000
Savings/Loan/Thrifts – 2.3%
4,500,000	NewAlliance Bancshares, Inc.	49,860,000
7,500,000	People’s United Financial, Inc.	120,225,000
4,091,699	Washington Federal, Inc.	70,172,638
		240,257,638
Schools – 0.5%
1,000,000	Apollo Group, Inc. – Class A*	57,100,000
Semiconductor Components/Integrated Circuits – 0.3%
1,248,000	Analog Devices, Inc.	31,986,240
Semiconductor Equipment – 0.7%
5,592,000	Applied Materials, Inc.	68,222,400
Super-Regional Banks – 0.8%
1,000,000	PNC Financial Services Group, Inc.	48,940,000
1,650,000	SunTrust Banks, Inc.	31,531,500
		80,471,500
Telephone – Integrated – 1.6%
3,700,000	CenturyTel, Inc.	120,102,000
1,400,000	Verizon Communications, Inc.	41,426,000
		161,528,000
Tools – Hand Held – 1.0%
2,850,000	Snap-On, Inc.	104,110,500
Toys – 0.6%
3,500,000	Mattel, Inc.	66,255,000
Transportation – Railroad – 1.7%
3,700,000	Kansas City Southern*	89,651,000
700,000	Norfolk Southern Corp.	32,634,000
952,500	Union Pacific Corp.	52,520,850
		174,805,850
Wireless Equipment – 0.4%
2,970,390	Nokia OYJ	37,456,618
X-Ray Equipment – 0.6%
4,398,200	Hologic, Inc.*	65,005,396

Total Common Stock (cost $8,195,176,109)		9,053,112,097

Purchased Options – Puts – 0.6%
33,136	iShares Russell Midcap Value Index expires November 2009 exercise price $26.35	299,218
51,238	iShares Russell Midcap Value Index expires November 2009 exercise price $27.05	375,062
14,076	iShares Russell Midcap Value Index expires December 2009 exercise price $22.96**	71,084
14,076	iShares Russell Midcap Value Index expires December 2009 exercise price $32.80**	1,580,031
27,882	iShares Russell Midcap Value Index expires December 2009 exercise price $33.12**	4,184,252
26,026	iShares Russell Midcap Value Index expires December 2009 exercise price $35.50**	7,190,724
41,806	iShares Russell Midcap Value Index expires January 2010 exercise price $33.22**	7,763,374

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 15

Perkins Mid Cap Value Fund

Schedule of Investments

As of October 31, 2009

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
25,802	iShares Russell Midcap Value Index expires January 2010 exercise price $35.38**	$7,196,952
27,388	iShares Russell Midcap Value Index expires March 2010 exercise price $33.81**	7,010,506
1,250	Russell Midcap Value Index expires November 2009 exercise price $721.06**	1,208,525
931	Russell Midcap Value Index expires December 2009 exercise price $520.13**	128,581
620	Russell Midcap Value Index expires December 2009 exercise price $521.50**	86,998
1,870	Russell Midcap Value Index expires December 2009 exercise price $725.08**	3,434,367
931	Russell Midcap Value Index expires December 2009 exercise price $743.04**	2,420,656
620	Russell Midcap Value Index expires December 2009 exercise price $745.00**	1,656,219
1,263	S&P Midcap 400® Index expires November 2009 exercise price $384.08**	1,023
1,263	S&P Midcap 400® Index expires November 2009 exercise price $548.68**	201,183
1,131	S&P Midcap 400® Index expires December 2009 exercise price $431.20**	66,774
1,198	S&P Midcap 400® Index expires December 2009 exercise price $435.40**	93,877
1,083	S&P Midcap 400® Index expires December 2009 exercise price $448.00**	135,516
1,053	S&P Midcap 400® Index expires December 2009 exercise price $460.64**	123,233
1,131	S&P Midcap 400® Index expires December 2009 exercise price $616.00**	1,716,507
1,198	S&P Midcap 400® Index expires December 2009 exercise price $622.00**	1,987,349
1,544	S&P Midcap 400® Index expires December 2009 exercise price $629.16**	2,874,366
1,083	S&P Midcap 400® Index expires December 2009 exercise price $640.00**	2,752,910
1,053	S&P Midcap 400® Index expires December 2009 exercise price $658.05**	3,094,767

Total Purchased Options – Puts (premiums paid $122,027,547)		57,654,054

Repurchase Agreements – 12.5%
$500,000,000	Calyon, New York Branch 0.0400% dated 10/30/09, maturing 11/2/09 to be repurchased at $500,001,667 collateralized by $482,708,900 in U.S. Government Agencies 1.3750% – 4.1250%, 5/15/13 – 7/15/18 with a value of $510,000,006	500,000,000
500,000,000	Deutsche Bank Securities, Inc. 0.0500% dated 10/30/09, maturing 11/2/09 to be repurchased at $500,002,083 collateralized by $1,169,030,600 in U.S. Government Agencies 0% – 4.2500%, 5/15/18 – 5/15/39 with a value of $510,000,018	500,000,000
290,528,000	ING Financial Markets LLC 0.0400% dated 10/30/09, maturing 11/2/09 to be repurchased at $290,528,968 collateralized by $288,108,571 in U.S. Government Agencies 0% – 9.1250%, 7/15/10 – 11/15/26 with a value of $296,606,080	290,528,000

Total Repurchase Agreement (cost $1,290,528,000)		1,290,528,000

Total Investments (total cost $9,607,731,656) – 100.6%		10,401,294,151

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(62,639,028)

Net Assets – 100%		$10,338,655,123

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$260,211,438	2.5%
Canada	281,082,250	2.7%
Finland	37,456,618	0.4%
Ireland	151,433,244	1.5%
Panama	44,460,000	0.4%
Switzerland	182,274,653	1.7%
United Kingdom	162,416,566	1.6%
United States††	9,281,959,382	89.2%

Total	$10,401,294,151	100.0%

††	Includes Cash Equivalents (76.8% excluding Cash Equivalents).

Schedule of Written Options – Puts	Value

iShares Russell Midcap Value Index expires December 2009 28,152 contracts exercise price $27.88	$(715,061)
iShares Russell Midcap Value Index expires December 2009 13,941 contracts exercise price $29.74	(839,248)

See Notes to Schedules of Investments and Financial Statements.

16 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Value

iShares Russell Midcap Value Index expires December 2009 13,013 contracts exercise price $31.85	(1,408,787)
iShares Russell Midcap Value Index expires January 2010 20,903 contracts exercise price $29.83	(1,771,947)
iShares Russell Midcap Value Index expires January 2010 12,901 contracts exercise price $31.77	(1,666,938)
iShares Russell Midcap Value Index expires March 2010 13,694 contracts exercise price $30.36	(1,817,742)
Russell Midcap Value Index expires November 2009 625 contracts exercise price $647.49	(148,050)
Russell Midcap Value Index expires December 2009 1,862 contracts exercise price $631.55	(1,031,343)
Russell Midcap Value Index expires December 2009 1,240 contracts exercise price $633.25	(703,588)
Russell Midcap Value Index expires December 2009 935 contracts exercise price $651.09	(640,821)
S&P Midcap 400® Index expires November 2009 2,526 contracts exercise price $466.38	(47,842)
S&P Midcap 400® Index expires December 2009 2,262 contracts exercise price $523.60	(743,384)
S&P Midcap 400® Index expires December 2009 2,396 contracts exercise price $528.70	(850,850)
S&P Midcap 400® Index expires December 2009 2,166 contracts exercise price $544.00	(1,316,690)
S&P Midcap 400® Index expires December 2009 2,106 contracts exercise price $559.34	(1,277,310)
S&P Midcap 400® Index expires December 2009 772 contracts exercise price $565.00	(499,864)

Total Written Options – Puts
(premiums received $39,390,528)	$(15,479,465)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 17

Perkins Small Cap Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential helps us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the 12 months ended October 31, 2009, Perkins Small Cap Value Fund’s Class J Shares returned 22.87% versus a 1.96% gain for the Fund’s benchmark, the Russell 2000® Value Index and a 6.46% rise for the broader Russell 2000® Index. In general, we believe we were successful in relatively limiting losses in the first half of the period and that we did a better job than we would have expected in keeping pace in the latter half. Stock selection was the primary driver of the Fund’s outperformance. Given our attention to downside risk, it’s gratifying that our holdings in financials, industrials and energy, three of the weaker sectors in the benchmark, provided the largest boost to relative returns. On the other hand, selling into the strength of consumer discretionary stocks and the resulting underweight position detracted from relative results, as has allowing our cash position to build given our view of less favorable risk/reward characteristics.

Economic Environment

How the period ended was a marked improvement from how it began. The financial crisis was gaining momentum early in the period hitting a crescendo in early March as markets had sold off more than 50% from the October 2007 highs. As the current fiscal period ended, signs of economic improvement that began in March and continued over the last several months appeared to have accelerated from low levels. Leading economic indicators have been positive for five months on a preliminary basis. The U.S. Gross Domestic Product (GDP) in the second quarter was estimated to be down 0.7% compared to the 6.4% decline of the first quarter and the second look at the third quarter’s numbers showed a 2.8% annualized rate of growth. Most economists expect the fourth quarter to post similar growth. This trend is largely expected to extend into next year’s growth, which is estimated to be about 3%. In fact, the rebound could be stronger as inventories need to be rebuilt and comparisons versus this year’s declines will be easier. However, we continue to believe that sustained economic growth will be more muted than past recoveries.

Seventy percent of domestic GDP is tied to consumer spending and we still see significant headwinds. Unemployment is above 10%, is still rising, and is likely to remain at elevated levels for an extended period. Housing remains a concern with the Mortgage Bankers Association citing rising delinquencies and foreclosures through June of this year. Commercial, governmental, and individual balance sheets need to be de-levered, and at some point fiscal and monetary stimulus must be reduced. Financial markets have stabilized and corporate debt and equity markets have had substantial rallies. While we think the U.S. has averted systemic collapse, we continue to believe financial markets are fragile. Financial institutions still carry significant toxic assets that have not been marked down, bank lending is restricted as capital is held to absorb future loan losses, and the shadow banking system, including securitization, is functioning at much smaller capacity with significant government involvement.

Holdings That Contributed to Performance

Individual contributors included Lubrizol Corp, ICT Group, Inc. and Perot Systems Corp. Lubrizol is a specialty chemical producer which outperformed as it continued to be a consistent generator of above average free cash flow, should have earnings growth this year and next, and was trading at a low double-digit price earnings multiple at period end.

ICT Group, Inc., a global outsourcing provider and Perot Systems Corp., an IT service and solution provider both announced they would be acquired. The announced premiums were over 40% and 65% to their respective prior day’s closing prices. As we’ve said in the past, takeout valuation work doesn’t play a large role in our assessment of individual companies, but when they do occur we consider them to be a confirmation of our process. We got that type of confirmation several times in the last six months (Avocent, Varian Inc., MPS Group and Wind River were the others). This activity has certainly

18 | October 31, 2009

(unaudited)

helped us to keep pace in what we would consider to be a low quality rally, which we would typically lag.

Holdings That Detracted From Performance

Overall, our holdings within financials helped relative results. In fact, the financial sector is where the portfolio saw the greatest outperformance, led by stock selection. However, a couple of select banks held back returns. One notable underperformer for the period was once again commercial bank Synovus Financial Corp.

We stated in our semiannual commentary that the bank had used much of the relatively large capital cushion it once had in the downturn, but that we didn’t doubt the firm’s survival and independence, and were thus maintaining a small position. Admittedly, our view was, at least in part, supported by our assumption that the FDIC had a similar view, choosing Synovus for one of their assisted deals in taking over the assets of a weaker competitor. With the release of their third quarter results and an increasing potential for another capital infusion, the downside risk (survival) became less certain to us and we eliminated the small position that remained.

Cedar Fair L.P., which owns and operates amusement and water parks in the U.S. and Canada, declined amid concerns over slowing consumer spending trends. We reduced our position at higher prices in the last months of 2008 and early in 2009 because we believed management could be forced to lower or eliminate its distribution to conserve capital in an attempt to better manage its debt levels. With that concern now reality, we maintain a small position in a company that continues to generate significant free cash earmarked entirely for debt reduction.

Market Outlook

We have been pleasantly surprised by the continuation of the strong stock market rally over the latter part of the period. At the bottom of the market in early March we thought that stocks were undervalued and we became more aggressive buyers. However, the strong and rapid market bounce of over 50% since early March has taken stocks to what we believe to be slightly overvalued levels. Earnings have been somewhat above expectations and over the short term might continue to be so due to rigorous cost control. However, in order to see sustainable earnings growth, we need to see revenue growth. As previously stated, we believe revenue and economic growth over the next several years is likely to be below past experience due to secular deleveraging. On a short to intermediate term basis we believe stocks could continue to rally as interest rates are low, alternative investments are not priced relatively attractively, and investors might feel underexposed to equities.

Signs are beginning to appear that unhealthy risk taking in the fixed income and commodity markets is on the rise which we believe could lead to future stock market weakness.

Even with the consensus’ perhaps aggressive 26% earnings growth (to $71 on the S&P 500®) stocks are selling at between 14 times and 15 times 2010 estimated operating earnings (earnings excluding extraordinary or one time items) which are in line with the long term trend. In addition, operating earnings are at a historically high 20% premium to Generally Accepted Accounting Principles (GAAP) earnings, making stocks in our view more expensive on a GAAP basis. With valuations at these levels, we have found fewer stocks with favorable risk/reward characteristics. Additionally, our longer term focus on continuing potential structural problems such as balance sheets, governmental budget deficits, a weakening dollar, increasing Government intervention in business, and geopolitical instability, has resulted in our allowing cash positions to build to above average levels.

We believe that our long term emphasis on balance sheets, free cash flow and reasonable valuations will serve us well in an environment that is likely to remain difficult and volatile. This consistent focus on long term value might lead to short term underperformance in a momentum driven market, but has historically led on average to outperformance in down markets such as 2008 and long term well above average returns as exhibited by our double digit annualized 10-year returns.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Value Funds | 19

Perkins Small Cap Value Fund (unaudited)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Lubrizol Corp.	1.49%
Protective Life Corp.	0.92%
ICT Group, Inc.	0.90%
Tech Data Corp.	0.88%
Perot Systems Corp. – Class A	0.78%

5 Bottom Performers – Holdings

Contribution

Synovus Financial Corp.	-1.33%
Cedar Fair L.P.	-1.09%
Wilmington Trust Corp.	-0.73%
F.N.B. Corp.	-0.49%
NewAlliance Bancshares, Inc.	-0.37%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Information Technology	7.19%	17.63%	11.88%
Industrials	4.60%	12.50%	15.17%
Consumer Discretionary	3.52%	8.51%	10.87%
Energy	3.34%	9.40%	3.78%
Health Care	2.61%	13.94%	5.20%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Telecommunication Services	-0.13%	0.77%	0.83%
Utilities	0.26%	0.41%	7.30%
Consumer Staples	0.63%	2.65%	4.24%
Financials	2.38%	29.62%	35.53%
Materials	2.47%	4.58%	5.20%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

20 | October 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of October 31, 2009

Washington Federal, Inc. Savings/Loan/Thrifts	1.9%
RLI Corp. Property and Casualty Insurance	1.9%
Old Republic International Corp. Multi-Line Insurance	1.8%
NewAlliance Bancshares, Inc. Savings/Loan/Thrifts	1.5%
Navigators Property and Casualty Insurance	1.5%

8.6%

Asset Allocation – (% of Net Assets)
As of October 31, 2009

Top County Allocations – Long Positions (% of Investment Securities)
As of October 31, 2009

As of October 31, 2008

Janus Value Funds | 21

Perkins Small Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2009				Expense Ratios – estimated for the fiscal year
	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares

NAV	22.87%	5.64%	10.05%	1.89%	1.21%

MOP	16.16%	4.40%	9.40%

Perkins Small Cap Value Fund – Class C Shares

NAV	22.87%	4.91%	9.30%	2.70%	1.96%

CDSC	22.67%	4.91%	9.30%

Perkins Small Cap Value Fund – Class I Shares	22.87%	5.94%	10.33%	0.86%	0.86%

Perkins Small Cap Value Fund – Class J Shares	22.87%	5.94%	10.33%	1.15%	1.15%

Perkins Small Cap Value Fund – Class L Shares(1)	23.12%	6.17%	10.60%	1.12%	0.87%

Perkins Small Cap Value Fund – Class R Shares	22.87%	5.42%	9.83%	1.61%	1.61%

Perkins Small Cap Value Fund – Class S Shares	22.87%	5.68%	10.10%	1.36%	1.36%

Russell 2000® Value Index	1.96%	0.08%	7.53%

Lipper Quartile – Class J Shares	1st	1st	1st

Lipper Ranking – based on total return for Small-Cap Core Funds	107/754	27/511	30/264

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Class C Shares performance includes a 1% contingent deferred sales charge (CDSC) for periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge. Because Class C Shares’ performance reflects the historical performance of Class J Shares, performance shown for Class C Shares has been adjusted to reflect the higher of the total annual operating expenses between Class C Shares and Class J Shares. As a result of this adjustment, Class C Shares’ performance with CDSC and at NAV may be similar.

See important disclosures on the next page.

22 | October 31, 2009

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class L Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2010. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Janus Services LLC has agreed to voluntarily waive all or a portion of the transfer agency fees applicable to the Fund’s Class L Shares until at least March 1, 2010. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Due to certain investment strategies, the Fund may have an increased position in cash.

Effective July 6, 2009, the Fund changed the name of its Investor Shares to “Class J Shares.”

Effective July 6, 2009, the Fund changed the name of its Institutional Shares to “Class L Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Perkins Small Company Value Fund (the “JAD predecessor fund”) into corresponding shares of Perkins Small Cap Value Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Perkins Small Cap Value Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Perkins Small Cap Value Fund – Class J Shares (formerly named Investor Shares) are those of Berger Small Cap Value Fund — Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund — Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Perkins Small Cap Value Fund – Class L Shares (formerly named Institutional Shares) are those of Berger Small Cap Value Fund — Institutional Shares for the periods prior to April 21, 2003.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for Class J Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective December 31, 2008, Janus Small Cap Value Fund changed its name to Perkins Small Cap Value Fund.

(1)	Closed to new investors.

Janus Value Funds | 23

Perkins Small Cap Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,182.60	$3.39

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,179.60	$6.87

Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,183.20	$2.65

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(5/1/2009)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,085.90	$5.99

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(5/1/2009)	(10/31/09)	(5/1/09-10/31/09)†

Actual	$1,000.00	$1,086.60	$4.26

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,181.40	$5.43

Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/6/09)	(10/31/09)	(7/6/09-10/31/09)†

Actual	$1,000.00	$1,182.00	$4.23

Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

†	Expenses are equal to the annualized expense ratio of 0.96% for Class A Shares, 1.95% for Class C Shares, 0.75% for Class I Shares, 1.14% for Class J Shares, 0.81% for Class L Shares, 1.54% for Class R Shares and 1.20% for Class S Shares multiplied by the average account value over the period, multiplied by 184/365 for Class J Shares and Class L Shares and 118/365 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares (to reflect the inception period of the class). Expenses include effect of contractual waivers by Janus Capital. Actual expenses do not reflect a full six-month period for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

24 | October 31, 2009

Perkins Small Cap Value Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Common Stock – 80.6%
Apparel Manufacturers – 0.3%
314,500	Volcom, Inc.*	$5,223,845
Applications Software – 0.9%
625,000	Progress Software Corp.*	14,437,500
Building – Heavy Construction – 0.4%
400,000	Sterling Construction Co., Inc.*	6,452,000
Chemicals – Specialty – 1.2%
295,000	Lubrizol Corp.	19,635,200
Circuit Boards – 0.6%
975,000	TTM Technologies, Inc.*	9,915,750
Commercial Services – 0.6%
639,000	ICT Group, Inc.*,£	10,128,150
Commercial Services – Finance – 0.6%
215,000	Global Payments, Inc.	10,584,450
Commercial Banks – 4.8%
86,942	City National Corp.	3,275,105
3,000,000	F.N.B. Corp.	21,240,000
520,000	Firstmerit Corp.	9,854,000
1,380,000	Glacier Bancorp, Inc.	18,064,200
400,000	Hancock Holding Co.	14,508,000
1,300,000	Old National Bancorp	13,481,000
		80,422,305
Computer Services – 1.5%
469,500	Perot Systems Corp. – Class A*	14,056,830
620,000	SRA International, Inc.*	11,631,200
		25,688,030
Computers – Integrated Systems – 1.8%
520,000	Diebold, Inc.	15,724,800
475,000	Jack Henry & Associates, Inc.	10,958,250
369,000	NCR Corp.*	3,745,350
		30,428,400
Computers – Peripheral Equipment – 0.7%
530,000	Synaptics, Inc.*	11,925,000
Consulting Services – 2.0%
125,000	Advisory Board Co.*	3,080,000
435,000	CRA International, Inc.*	10,766,250
130,000	MAXIMUS, Inc.	6,013,800
880,000	Navigant Consulting, Inc.*	12,531,200
		32,391,250
Containers – Paper and Plastic – 1.3%
600,000	Sonoco Products Co.	16,050,000
407,000	Temple-Inland, Inc.	6,288,150
		22,338,150
Diagnostic Equipment – 0.6%
510,000	Immucor, Inc.*	9,118,800
Direct Marketing – 0.7%
950,000	Harte-Hanks, Inc.	11,153,000
Distribution/Wholesale – 0.9%
188,000	Fossil, Inc.*	5,025,240
245,000	Tech Data Corp.*	9,415,350
		14,440,590
Electric Products – Miscellaneous – 0.3%
210,000	Littelfuse, Inc.*	5,787,600
Electronic Components – Miscellaneous – 0.1%
300,000	Vishay Intertechnology, Inc.*	1,869,000
Electronic Components – Semiconductors – 2.4%
885,000	Intersil Corp. – Class A	11,106,750
925,000	Microsemi Corp.*	12,311,750
500,000	QLogic Corp.*	8,770,000
449,600	Semtech Corp.*	6,955,312
		39,143,812
Electronic Connectors – 1.1%
540,000	Thomas & Betts Corp.*	18,473,400
Enterprise Software/Services – 0.9%
1,600,000	Omnicell, Inc.*,£	15,744,000
Food – Baking – 1.1%
770,000	Flowers Foods, Inc.	17,987,200
Food – Retail – 1.2%
770,000	Ruddick Corp.	20,574,400
Footwear and Related Apparel – 1.1%
272,700	Skechers U.S.A., Inc. – Class A*	5,950,314
500,000	Wolverine World Wide, Inc.	12,790,000
		18,740,314
Golf – 0.5%
1,200,000	Callaway Golf Co.	8,208,000
Hospital Beds and Equipment – 0.9%
790,000	Hill-Rom Holdings, Inc.	15,476,100
Human Resources – 0.6%
750,000	MPS Group, Inc.*	10,140,000
Industrial Automation and Robotics – 0.6%
595,000	Cognex Corp.	9,573,550
Instruments – Scientific – 1.3%
700,000	PerkinElmer, Inc.	13,027,000
160,673	Varian, Inc.*	8,226,458
		21,253,458
Insurance Brokers – 1.2%
1,075,000	Brown & Brown, Inc.	19,747,750
Internet Infrastructure Equipment – 0.6%
430,000	Avocent Corp.*	10,694,100
Internet Infrastructure Software – 0.7%
500,000	Akamai Technologies, Inc.*	11,000,000
Internet Telephony – 0.8%
650,000	J2 Global Communications, Inc.*	13,292,500
Investment Management and Advisory Services – 0.5%
309,200	AllianceBernstein Holding L.P.	8,342,216
Lasers – Systems and Components – 0.1%
170,000	Electro Scientific Industries, Inc.*	1,859,800
Life and Health Insurance – 0.2%
147,000	Protective Life Corp.	2,829,750
Machinery – Electrical – 0.4%
240,400	Franklin Electric Co., Inc.	6,558,112
Machinery – General Industrial – 1.5%
620,000	Albany International Corp. – Class A	10,329,200
380,000	Wabtec Corp.	13,968,800
		24,298,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 25

Perkins Small Cap Value Fund

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Medical – Biomedical and Genetic – 0.8%
370,000	Charles River Laboratories International, Inc.*	$13,512,400
Medical – Generic Drugs – 0.8%
355,000	Perrigo Co.	13,202,450
Medical Imaging Systems – 0.4%
625,000	Vital Images, Inc.*	7,131,250
Medical Instruments – 0.7%
725,000	Angiodynamics, Inc.*	10,947,500
Medical Labs and Testing Services – 0.8%
100,000	Covance, Inc.*	5,168,000
250,000	Genoptix, Inc.*	8,697,500
		13,865,500
Medical Laser Systems – 0.1%
385,000	LCA-Vision, Inc.*,£	1,732,500
Medical Products – 1.0%
500,000	PSS World Medical, Inc.*	10,110,000
156,000	West Pharmaceutical Services, Inc.	6,157,320
		16,267,320
Medical Sterilization Products – 1.5%
830,000	STERIS Corp.	24,285,800
Metal Processors and Fabricators – 1.3%
595,000	Kaydon Corp.	20,819,050
Multi-Line Insurance – 1.8%
2,741,000	Old Republic International Corp.	29,273,880
Networking Products – 0.7%
560,000	Polycom, Inc.*	12,023,200
Oil Companies – Exploration and Production – 3.8%
414,965	Bill Barrett Corp.*	12,855,616
205,000	Cabot Oil & Gas Corp.	7,886,350
345,000	Comstock Resources, Inc.*	14,176,050
970,000	Forest Oil Corp.*	19,012,000
250,000	St. Mary Land & Exploration Co.	8,525,000
		62,455,016
Paper and Related Products – 1.2%
750,000	Glatfelter	7,927,500
330,000	Rayonier, Inc.	12,731,400
		20,658,900
Patient Monitoring Equipment – 0.2%
550,000	CardioNet, Inc.*	3,250,500
Pipelines – 2.4%
252,100	Magellan Midstream Partners L.P.	9,791,564
545,000	Spectra Energy Partners L.P.	13,924,750
850,000	Western Gas Partners L.P.	15,495,500
		39,211,814
Property and Casualty Insurance – 4.0%
260,300	Infinity Property & Casualty Corp.	10,065,801
462,000	Navigators*	24,518,340
620,500	RLI Corp.	31,025,000
		65,609,141
Radio – 0.1%
275,000	Entercom Communications Corp.*	1,947,000
Reinsurance – 0.2%
124,505	Validus Holdings, Ltd.	3,149,976
REIT – Apartments – 0.6%
360,000	BRE Properties, Inc. – Class A	9,802,800
REIT – Diversified – 1.3%
750,000	Potlatch Corp.	20,932,500
REIT – Hotels – 0.7%
1,500,000	DiamondRock Hospitality Co.*	11,415,000
REIT – Mortgage – 0.7%
811,000	Redwood Trust, Inc.	11,305,340
REIT – Office Property – 2.1%
998,200	Government Properties Income Trust	23,238,096
190,000	Mack-Cali Realty Corp.	5,880,500
360,000	Parkway Properties, Inc.	6,354,000
		35,472,596
Rental Auto/Equipment – 0.8%
550,000	Aaron Rents, Inc.	13,777,500
Resorts and Theme Parks – 0.3%
500,000	Cedar Fair L.P.	5,005,000
Retail – Apparel and Shoe – 1.0%
1,150,000	Finish Line (The), Inc. – Class A	11,661,000
180,000	Men’s Wearhouse, Inc.	4,170,600
		15,831,600
Retail – Convenience Stores – 1.3%
710,000	Casey’s General Stores, Inc.	22,386,300
Retail – Leisure Products – 0.1%
260,000	MarineMax, Inc.*	1,770,600
Retail – Pet Food and Supplies – 1.1%
800,000	PetSmart, Inc.	18,824,000
Retail – Propane Distribution – 0.8%
450,000	Inergy L.P.	13,936,500
Savings/Loan/Thrifts – 5.9%
1,500,000	First Niagara Financial Group, Inc.	19,260,000
2,300,000	NewAlliance Bancshares, Inc.	25,484,000
2,100,000	Provident Financial Services, Inc.	22,575,000
1,823,112	Washington Federal, Inc.	31,266,370
		98,585,370
Semiconductor Equipment – 0.4%
590,000	Verigy, Ltd. (U.S. Shares)*	5,805,600
Telecommunication Services – 0.7%
1,525,000	Premiere Global Services, Inc.*	11,391,750
Tools – Hand Held – 1.9%
650,000	Snap-On, Inc.	23,744,500
180,000	Stanley Works	8,141,400
		31,885,900
Transactional Software – 0.4%
400,000	Bottomline Technologies, Inc.*	5,872,000
Transportation – Marine – 0.7%
325,000	Kirby Corp.*	10,985,000
Transportation – Railroad – 1.0%
676,480	Kansas City Southern*	16,391,111

Total Common Stock (cost $1,165,070,905)		1,336,595,146

See Notes to Schedules of Investments and Financial Statements.

26 | October 31, 2009

Schedule of Investments

As of October 31, 2009

Shares or Principal Amount		Value

Repurchase Agreement – 21.1%
$350,343,000	ING Financial Markets LLC, 0.0400% dated 10/30/09, maturing 11/2/09 to be repurchased at $350,344,168 collateralized by $347,425,450 in U.S. Government Agencies 0% – 9.1250%, 7/15/10 – 11/15/26 with a value of $356,466,575 (cost $350,343,000)	$350,343,000

Total Investments (total cost $1,515,413,905) – 101.7%		1,686,938,146

Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(28,170,647)

Net Assets – 100%		$1,658,767,499

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,149,976	0.2%
Singapore	5,805,600	0.3%
United States††	1,677,982,570	99.5%

Total	$1,686,938,146	100.0%

††	Includes Cash Equivalents (78.7% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 27

Statements of Assets and Liabilities

As of October 31, 2009
(all numbers in thousands except net asset value per share)	Perkins Mid Cap Value Fund(1)	Perkins Small Cap Value Fund(2)

Assets:
Investments at cost	$9,607,732	$1,515,414
Unaffiliated investments at value	$8,942,075	$1,308,990
Affiliated investments at value	$168,691	$27,605
Repurchase agreements	1,290,528	350,343
Cash	735	38
Receivables:
Investments sold	106,488	2,107
Fund shares sold	18,275	8,958
Dividends	8,756	1,321
Interest	8	1
Non-interested Trustees’ deferred compensation	251	40
Other assets	667	87
Total Assets	10,536,474	1,699,490
Liabilities:
Payables:
Options written, at value(3)	15,479	–
Investments purchased	160,542	29,900
Fund shares repurchased	11,650	9,294
Dividends and distributions	–	43
Advisory fees	6,378	849
Transfer agent fees and expenses	152	20
Administrative fees – Class J Shares(4)	1,830	160
Administrative fees – Class L Shares(5)	92	210
Administrative fees – Class R Shares	15	1
Administrative fees – Class S Shares	96	6
Distribution fees – Class A Shares	172	4
Distribution fees – Class C Shares	103	5
Distribution fees – Class R Shares	31	2
Distribution fees – Class S Shares	96	6
Networking fees – Class A Shares	411	9
Networking fees – Class C Shares	53	3
Networking fees – Class I Shares	78	–
Administrative services fees	51	2
Non-interested Trustees’ fees and expenses	26	3
Non-interested Trustees’ deferred compensation fees	251	40
Accrued expenses and other payables	313	166
Total Liabilities	197,819	40,723
Net Assets	$10,338,655	$1,658,767
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$10,605,469	$1,640,377
Undistributed net investment income/(loss)*	2,773	(40)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,087,020)	(153,088)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	817,433	171,518
Total Net Assets	$10,338,655	$1,658,767
Net Assets – Class A Shares	$781,960	$20,039
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,904	1,028
Net Asset Value Per Share(6)	$18.66	$19.48
Maximum Offering Price Per Share – A(7)	$19.80	$20.67
Net Assets – Class C Shares	$121,166	$6,196
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,509	319
Net Asset Value Per Share(6)	$18.62	$19.43
Net Assets – Class I Shares	$1,258,548	$236,437
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,356	12,131
Net Asset Value Per Share	$18.68	$19.49
Net Assets – Class J Shares	$7,321,160	$659,087
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	392,139	33,849
Net Asset Value Per Share	$18.67	$19.47
Net Assets – Class L Shares	$350,003	$706,873
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,627	35,850
Net Asset Value Per Share	$18.79	$19.72
Net Assets – Class R Shares	$71,203	$3,734
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,820	192
Net Asset Value Per Share	$18.64	$19.46
Net Assets – Class S Shares	$434,615	$26,401
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,295	1,356
Net Asset Value Per Share	$18.66	$19.47

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.
(3)	Includes premiums of $39,390,528 on written options for Perkins Mid Cap Value Fund.
(4)	Effective July 6, 2009, the Funds changed the name of their Investor Shares to “Class J Shares.”
(5)	Effective July 6, 2009, the Funds changed the name of their Institutional Shares to “Class L Shares.”
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

28 | October 31, 2009

Statements of Operations

For the fiscal year ended October 31, 2009
(all numbers in thousands)	Perkins Mid Cap Value Fund(1)	Perkins Small Cap Value Fund(2)

Investment Income:
Interest	$1,183	$227
Securities lending income	–	1
Dividends	128,757	22,642
Dividends from affiliates	3,602	228
Foreign tax withheld	(463)	–
Total Investment Income	133,079	23,098
Expenses:
Advisory fees	54,313	7,806
Transfer agent fees and expenses	721	100
Custody fees	91	24
Registration Fees	553	175
Non-interested Trustees’ fees and expenses	242	29
Administrative fees – Class J Shares(3)	16,734	1,276
Administrative fees – Class L Shares(4)	891	1,784
Administrative fees – Class R Shares	52	3
Administrative fees – Class S Shares	321	20
Distribution fees – Class A Shares	595	11
Distribution fees – Class C Shares	347	12
Distribution fees – Class R Shares	104	5
Distribution fees – Class S Shares	321	20
Networking fees – Class A Shares	562	–
Networking fees – Class C Shares	75	4
Networking fees – Class I Shares	106	–
Administrative services fees	51	2
Other expenses	1,317	701
Non-recurring costs (Note 4)	–	–
Cost assumed by Janus Capital Management LLC (Note 4)	–	–
Total Expenses	77,396	11,972
Expense and Fee Offset	(174)	(25)
Net Expenses	77,222	11,947
Less: Excess Expense Reimbursement	(881)	(1,531)
Net Expenses after Expense Reimbursement	76,341	10,416
Net Investment Income/(Loss)	56,738	12,682
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(824,044)	(152,057)
Net realized gain/(loss) from options contracts	41,325	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,224,553	367,791
Net Gain/(Loss) on Investments	1,441,834	215,734
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,498,572	$228,416

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.
(3)	Effective July 6, 2009, the Funds changed the name of their Investor Shares to “Class J Shares.”
(4)	Effective July 6, 2009, the Funds changed the name of their Institutional Shares to “Class L Shares.”

See Notes to Financial Statements.

Janus Value Funds | 29

Statements of Changes in Net Assets

For each fiscal year ended October 31	Perkins Mid Cap Value Fund(1)		Perkins Small Cap Value Fund(2)
(all numbers in thousands)	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$56,738	$101,537	$12,682	$20,484
Net realized gain/(loss) from investment and foreign currency transactions	(824,044)	60,332	(152,057)	87,851
Net realized gain/(loss) from options contracts	41,325	33,680	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,224,553	(2,359,809)	367,791	(454,143)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,498,572	(2,164,260)	228,416	(345,808)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	–	N/A	–	N/A
Class C Shares	–	N/A	–	N/A
Class I Shares	–	N/A	–	N/A
Class J Shares(3)	(84,359)	(88,491)	(8,212)	(9,322)
Class L Shares(4)	(5,821)	(13,054)	(11,913)	(9,089)
Class R Shares	–	N/A	–	N/A
Class S Shares	–	N/A	–	N/A
Net realized gain/(loss) from investment transactions*
Class A Shares	–	N/A	–	N/A
Class C Shares	–	N/A	–	N/A
Class I Shares	–	N/A	–	N/A
Class J Shares(3)	(246,288)	(603,956)	(44,332)	(116,273)
Class L Shares(4)	(13,958)	(90,114)	(47,807)	(107,401)
Class R Shares	–	N/A	–	N/A
Class S Shares	–	N/A	–	N/A
Return of Capital
Class J Shares(3)	N/A	N/A	(1,484)	N/A
Class L Shares(4)	N/A	N/A	(2,063)	N/A
Net Decrease from Dividends and Distributions	(350,426)	(795,615)	(115,811)	(242,085)
Capital Share Transactions:
Shares sold
Class A Shares	158,332	N/A	11,204	N/A
Class C Shares	29,160	N/A	4,122	N/A
Class I Shares	352,580	N/A	233,119	N/A
Class J Shares(3)	2,899,132	3,160,467	327,680	78,812
Class L Shares(4)	112,534	114,516	246,475	184,019
Class R Shares	21,222	N/A	760	N/A
Class S Shares	111,281	N/A	6,215	N/A
Shares issued in connection with acquisition (see Note 9)
Class A Shares	663,866	N/A	10,144	N/A
Class C Shares	89,080	N/A	2,010	N/A
Class I Shares	853,788	N/A	5,513	N/A
Class J Shares(3)	N/A	N/A	1,832	N/A
Class R Shares	47,867	N/A	2,921	N/A
Class S Shares	313,849	N/A	15,455	N/A
Reinvested dividends and distributions
Class A Shares	–	N/A	–	N/A
Class C Shares	–	N/A	–	N/A
Class I Shares	–	N/A	–	N/A
Class J Shares(3)	319,498	658,587	52,497	119,344
Class L Shares(4)	18,926	100,575	60,646	114,053
Class R Shares	–	N/A	–	N/A
Class S Shares	–	N/A	–	N/A
Shares repurchased
Class A Shares	(84,083)	N/A	(1,662)	N/A
Class C Shares	(7,048)	N/A	(120)	N/A
Class I Shares	(74,692)	N/A	(2,098)	N/A
Class J Shares(3)	(1,942,713)	(1,864,948)	(245,452)	(220,530)
Class L Shares(4)	(175,832)	(451,091)	(248,613)	(206,652)
Class R Shares	(6,362)	N/A	(354)	N/A
Class S Shares	(45,609)	N/A	(2,931)	N/A
Net Increase/(Decrease) from Capital Share Transactions	3,654,776	1,718,106	479,363	69,046
Net Increase/(Decrease) in Net Assets	4,802,922	(1,241,769)	591,968	(518,847)
Net Assets:
Beginning of period	5,535,733	6,777,502	1,066,799	1,585,646
End of period	$10,338,655	$5,535,733	$1,658,767	$1,066,799

Undistributed net investment income/(loss)*	$2,773	$51,556	$(40)	$19,138

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.
(3)	Effective July 6, 2009, the Funds changed the name of their Investor Shares to “Class J Shares.”
(4)	Effective July 6, 2009, the Funds changed the name of their Institutional Shares to “Class L Shares.”

See Notes to Financial Statements.

30 | October 31, 2009

Financial Highlights

Class A Shares

For a share outstanding during the	Perkins Mid Cap Value Fund(1)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.07
Income from Investment Operations:
Net investment income/(loss)	(.01)
Net gain/(loss) on investments (both realized and unrealized)	2.60
Total from Investment Operations	2.59
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$18.66
Total Return**	16.12%
Net Assets, End of Period (in thousands)	$781,960
Average Net Assets for the Period (in thousands)	$736,402
Ratio of Gross Expenses to Average Net Assets***(3)	1.22%
Ratio of Net Expenses to Average Net Asset***(3)	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%
Portfolio Turnover Rate***	88%

Class A Shares

For a share outstanding during the	Perkins Small Cap Value Fund(4)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.47
Income from Investment Operations:
Net investment income/(loss)	(.07)
Net gain/(loss) on investments (both realized and unrealized)	3.08
Total from Investment Operations	3.01
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$19.48
Total Return**	18.28%
Net Assets, End of Period (in thousands)	$20,039
Average Net Assets for the Period (in thousands)	$13,537
Ratio of Gross Expenses to Average Net Assets***(3)	0.97%
Ratio of Net Expenses to Average Net Asset***(3)	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.62%
Portfolio Turnover Rate***	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

Janus Value Funds | 31

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the	Perkins Mid Cap Value Fund(1)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.07
Income from Investment Operations:
Net investment income/(loss)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	2.60
Total from Investment Operations	2.55
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$18.62
Total Return**	15.87%
Net Assets, End of Period (in thousands)	$121,166
Average Net Assets for the Period (in thousands)	$107,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.97%
Ratio of Net Expenses to Average Net Asset***(3)	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%
Portfolio Turnover Rate***	88%

Class C Shares

For a share outstanding during the	Perkins Small Cap Value Fund(4)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.47
Income from Investment Operations:
Net investment income/(loss)	(.10)
Net gain/(loss) on investments (both realized and unrealized)	3.06
Total from Investment Operations	2.96
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$19.43
Total Return**	17.97%
Net Assets, End of Period (in thousands)	$6,196
Average Net Assets for the Period (in thousands)	$3,739
Ratio of Gross Expenses to Average Net Assets***(3)	1.95%
Ratio of Net Expenses to Average Net Asset***(3)	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.39)%
Portfolio Turnover Rate***	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

32 | October 31, 2009

Class I Shares

For a share outstanding during the	Perkins Mid Cap Value Fund(1)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.07
Income from Investment Operations:
Net investment income/(loss)	.01
Net gain/(loss) on investments (both realized and unrealized)	2.60
Total from Investment Operations	2.61
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$18.68
Total Return**	16.24%
Net Assets, End of Period (in thousands)	$1,258,548
Average Net Assets for the Period (in thousands)	$1,058,484
Ratio of Gross Expenses to Average Net Assets***(3)	0.81%
Ratio of Net Expenses to Average Net Asset***(3)	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.75%
Portfolio Turnover Rate***	88%

Class I Shares

For a share outstanding during the	Perkins Small Cap Value Fund(4)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.47
Income from Investment Operations:
Net investment income/(loss)	(.02)
Net gain/(loss) on investments (both realized and unrealized)	3.04
Total from Investment Operations	3.02
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$19.49
Total Return**	18.34%
Net Assets, End of Period (in thousands)	$236,437
Average Net Assets for the Period (in thousands)	$42,710
Ratio of Gross Expenses to Average Net Assets***(3)	0.77%
Ratio of Net Expenses to Average Net Asset***(3)	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.80%
Portfolio Turnover Rate***	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

Janus Value Funds | 33

Financial Highlights  (continued)

Class J Shares(1)

For a share outstanding during each	Perkins Mid Cap Value Fund(2)
fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$16.63	$26.56	$24.87	$23.24	$22.22
Income from Investment Operations:
Net investment income/(loss)	.11	.29	.32	.37	.14
Net gain/(loss) on investments (both realized and unrealized)	2.97	(7.09)	3.30	3.33	2.89
Total from Investment Operations	3.08	(6.80)	3.62	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	(.25)	(.40)	(.31)	(.24)	(.08)
Distributions (from capital gains)*	(.79)	(2.73)	(1.62)	(1.83)	(1.93)
Total Distributions	(1.04)	(3.13)	(1.93)	(2.07)	(2.01)
Net Asset Value, End of Period	$18.67	$16.63	$26.56	$24.87	$23.24
Total Return	20.27%	(28.59)%	15.38%	16.88%	14.26%
Net Assets, End of Period (in thousands)	$7,321,160	$5,170,228	$5,892,209	$5,181,449	$4,188,183
Average Net Assets for the Period (in thousands)	$5,907,999	$6,009,064	$5,710,028	$4,806,698	$3,797,215
Ratio of Gross Expenses to Average Net Assets(3)(4)	1.11%	1.07%	0.86%	0.93%	0.93%
Ratio of Net Expenses to Average Net Asset(3)	1.11%	1.06%	0.85%	0.93%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.84%	1.47%	1.49%	1.69%	0.67%
Portfolio Turnover Rate	88%	103%	95%	95%	86%

Class J Shares(1)

For a share outstanding during each	Perkins Small Cap Value Fund(5)
fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$17.98	$27.90	$30.29	$31.16	$32.98
Income from Investment Operations:
Net investment income/(loss)	.08	.32	.32	.39	.29
Net gain/(loss) on investments (both realized and unrealized)	3.39	(5.83)	2.57	3.49	3.16
Total from Investment Operations	3.47	(5.51)	2.89	3.88	3.45
Less Distributions and Other:
Dividends (from net investment income)*	(.31)	(.33)	(.45)	(.30)	(.31)
Distributions (from capital gains)*	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)
Return of Capital	(0.05)	–	–	–	–
Total Distributions and Other	(1.98)	(4.41)	(5.28)	(4.75)	(5.27)
Net Asset Value, End of Period	$19.47	$17.98	$27.90	$30.29	$31.16
Total Return	22.87%	(22.57)%	10.77%	13.71%	11.34%
Net Assets, End of Period (in thousands)	$659,087	$503,335	$813,857	$1,153,144	$1,338,093
Average Net Assets for the Period (in thousands)	$441,820	$662,033	$974,404	$1,259,565	$1,440,206
Ratio of Gross Expenses to Average Net Assets(3)(4)	1.11%	1.03%	1.01%	1.01%	1.00%
Ratio of Net Expenses to Average Net Asset(3)	1.11%	1.03%	1.00%	1.00%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.06%	1.44%	1.13%	1.26%	0.84%
Portfolio Turnover Rate	85%	112%	59%	62%	44%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund changed the name of its Investor Shares to “Class J Shares.”
(2)	Formerly named Janus Mid Cap Value Fund.
(3)	See Note 6 in Notes to Financial Statements.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

34 | October 31, 2009

Class L Shares(1)

For a share outstanding during each	Perkins Mid Cap Value Fund(2)
fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$16.75	$26.69	$24.99	$23.34	$22.31
Income from Investment Operations:
Net investment income/(loss)	.23	.49	.39	.39	.15
Net gain/(loss) on investments (both realized and unrealized)	2.93	(7.31)	3.28	3.37	2.92
Total from Investment Operations	3.16	(6.82)	3.67	3.76	3.07
Less Distributions:
Dividends (from net investment income)*	(.33)	(.39)	(.35)	(.28)	(.11)
Distributions (from capital gains)*	(.79)	(2.73)	(1.62)	(1.83)	(1.93)
Total Distributions	(1.12)	(3.12)	(1.97)	(2.11)	(2.04)
Net Asset Value, End of Period	$18.79	$16.75	$26.69	$24.99	$23.34
Total Return	20.67%	(28.49)%	15.49%	17.08%	14.40%
Net Assets, End of Period (in thousands)	$350,003	$365,505	$885,293	$1,068,045	$734,926
Average Net Assets for the Period (in thousands)	$298,741	$759,342	$1,043,566	$921,447	$597,747
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.87%	0.84%	0.77%	0.78%	0.77%
Ratio of Net Expenses to Average Net Asset(3)	0.87%	0.84%	0.77%	0.77%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.11%	1.76%	1.60%	1.79%	0.82%
Portfolio Turnover Rate	88%	103%	95%	95%	86%

Class L Shares(1)

For a share outstanding during each	Perkins Small Cap Value Fund(5)
fiscal year ended October 31	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$18.24	$28.20	$30.54	$31.38	$33.19
Income from Investment Operations:
Net investment income/(loss)	.09	.33	.38	.54	.37
Net gain/(loss) on investments (both realized and unrealized)	3.45	(5.86)	2.61	3.43	3.17
Total from Investment Operations	3.54	(5.53)	2.99	3.97	3.54
Less Distributions and Other:
Dividends (from net investment income)*	(.38)	(.35)	(.50)	(.36)	(.39)
Distributions (from capital gains)*	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)
Return of Capital	(.06)	–	–	–	–
Total Distributions and Other	(2.06)	(4.43)	(5.33)	(4.81)	(5.35)
Net Asset Value, End of Period	$19.72	$18.24	$28.20	$30.54	$31.38
Total Return	23.12%	(22.39)%	11.06%	13.93%	11.57%
Net Assets, End of Period (in thousands)	$706,873	$563,464	$771,789	$923,755	$1,185,733
Average Net Assets for the Period (in thousands)	$613,826	$664,935	$831,092	$1,092,751	$1,323,226
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.85%	0.82%	0.80%	0.80%	0.79%
Ratio of Net Expenses to Average Net Asset(3)	0.85%	0.81%	0.79%	0.79%	0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.28%	1.65%	1.34%	1.51%	1.05%
Portfolio Turnover Rate	85%	112%	59%	62%	44%

*	See Note 5 in Notes to Financial Statements.
(1)	Effective July 6, 2009, the Fund changed the name of its Institutional Shares to “Class L Shares.”
(2)	Formerly named Janus Mid Cap Value Fund.
(3)	See Note 6 in Notes to Financial Statements.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

Janus Value Funds | 35

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the	Perkins Mid Cap Value Fund(1)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.07
Income from Investment Operations:
Net investment income/(loss)	(.03)
Net gain/(loss) on investments (both realized and unrealized)	2.60
Total from Investment Operations	2.57
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$18.64
Total Return**	15.99%
Net Assets, End of Period (in thousands)	$71,203
Average Net Assets for the Period (in thousands)	$64,070
Ratio of Gross Expenses to Average Net Assets***(3)	1.53%
Ratio of Net Expenses to Average Net Asset***(3)	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%
Portfolio Turnover Rate***	88%

Class R Shares

For a share outstanding during the	Perkins Small Cap Value Fund(4)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.47
Income from Investment Operations:
Net investment income/(loss)	(.12)
Net gain/(loss) on investments (both realized and unrealized)	3.11
Total from Investment Operations	2.99
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$19.46
Total Return**	18.15%
Net Assets, End of Period (in thousands)	$3,734
Average Net Assets for the Period (in thousands)	$3,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.54%
Ratio of Net Expenses to Average Net Asset***(3)	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%
Portfolio Turnover Rate***	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

36 | October 31, 2009

Class S Shares

For a share outstanding during the	Perkins Mid Cap Value Fund(1)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.07
Income from Investment Operations:
Net investment income/(loss)	(.02)
Net gain/(loss) on investments (both realized and unrealized)	2.61
Total from Investment Operations	2.59
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$18.66
Total Return**	16.12%
Net Assets, End of Period (in thousands)	$434,615
Average Net Assets for the Period (in thousands)	$397,613
Ratio of Gross Expenses to Average Net Assets***(3)	1.28%
Ratio of Net Expenses to Average Net Asset***(3)	1.28%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%
Portfolio Turnover Rate***	88%

Class S Shares

For a share outstanding during the	Perkins Small Cap Value Fund(4)
fiscal period ended October 31, 2009	2009(2)

Net Asset Value, Beginning of Period	$16.47
Income from Investment Operations:
Net investment income/(loss)	(.10)
Net gain/(loss) on investments (both realized and unrealized)	3.10
Total from Investment Operations	3.00
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$19.47
Total Return**	18.21%
Net Assets, End of Period (in thousands)	$26,401
Average Net Assets for the Period (in thousands)	$24,792
Ratio of Gross Expenses to Average Net Assets***(3)	1.21%
Ratio of Net Expenses to Average Net Asset***(3)	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.46%
Portfolio Turnover Rate***	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

Janus Value Funds | 37

Notes to Schedules of Investments

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index	Measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2009.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Perkins Mid Cap Value Fund(1)
Kaydon Corp.	674,100	$17,290,453	1,501,600	$56,877,258	$(10,603,145)	$805,510	$27,992,000
Potlatch Corp.	1,100,000	30,177,215	–	–	–	2,796,483	63,726,903
Thomas & Betts Corp.	547,100	12,715,629	1,550,000	61,517,203	(19,385,734)	–	76,972,500

		$60,183,297		$118,394,461	$(29,988,879)	$3,601,993	$168,691,403

38 | October 31, 2009

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Perkins Small Cap Value Fund(2)
ICT Group, Inc.	140,394	$824,019	341,394	$5,205,097	$(1,736,517)	$–	$10,128,150
IPC Holdings, Ltd.	377,000	9,778,269	537,000	11,461,018	1,018,326	228,360	–
LCA-Vision, Inc.	7,500	21,715	702,500	10,869,900	(6,264,706)	–	1,732,500
Omnicell, Inc.	735,000	6,988,847	120,000	1,724,790	(291,205)	–	15,744,000

		$17,612,850		$29,260,805	$(7,274,102)	$228,360	$27,604,650

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of October 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of October 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Mid Cap Value Fund(1)
Common Stock
Diversified Banking Inst	$–	$110,780,000	$–
Food – Miscellaneous/Diversified	–	51,636,565	–
Wireless Equipment	–	37,456,618	–
All Other	8,853,238,914	–	–

Repurchase Agreements	–	1,290,528,000	–

Total Investments in Securities	$8,853,238,914	$1,490,401,183	$–

Investments in Securities:
Perkins Small Cap Value Fund(2)
Common Stock
Perkins Small Cap Value Fund	$1,336,595,146	$–	$–

Repurchase Agreement	–	350,343,000	–

Total Investments in Securities	$1,336,595,146	$350,343,000	$–

Investments in Purchased Options:
Perkins Mid Cap Value Fund(1)	$–	$57,654,054	$–

(1) Formerly named Janus Mid Cap Value Fund.
(2) Formerly named Janus Small Cap Value Fund.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of October 31, 2009 is noted below.

Fund	Aggregate Value

Perkins Mid Cap Value Fund(1)	$232,276,243

(1)	Formerly named Janus Mid Cap Value Fund.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Value Funds | 39

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

On July 6, 2009, Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund (each, a “predecessor fund” and collectively, the “predecessor funds”) reorganized with and into a corresponding series of Janus Investment Fund (the “Trust”).

Perkins Mid Cap Value Fund (formerly named Janus Mid Cap Value Fund) and Perkins Small Cap Value Fund (formerly named Janus Small Cap Value Fund) (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of the Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Funds changed their fiscal year end from October 31 to June 30. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Funds either directly or through financial intermediaries.

Class L Shares are available through certain financial intermediary platforms.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-

40 | October 31, 2009

specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an

Janus Value Funds | 41

Notes to Financial Statements (continued)

evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2009, the Funds and predecessor funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A

42 | October 31, 2009

Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing

Janus Value Funds | 43

Notes to Financial Statements (continued)

value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended October 31, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Perkins Mid Cap Value Fund(1)	$(68,336,433)

(1)	Formerly named Janus Mid Cap Value Fund.

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in

44 | October 31, 2009

writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended October 31, 2009 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund(1)
Options outstanding at October 31, 2008	45,817	$28,210,279
Options written	353,709	115,993,682
Options closed	(208,018)	(76,407,991)
Options expired	(32,841)	(16,937,350)
Options exercised	(39,173)	(11,468,092)

Options outstanding at October 31, 2009	119,494	$39,390,528

(1)	Formerly named Janus Mid Cap Value Fund.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset,

Janus Value Funds | 45

Notes to Financial Statements (continued)

which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of October 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets and		Statement of Assets and
for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Perkins Mid Cap Value Fund(1)
Equity Contracts Options	Unaffiliated investments at value	$57,654,054	Options written, at value	$15,479,465

Total		$57,654,054		$15,479,465

(1)	Formerly named Janus Mid Cap Value Fund.

The effect of Derivative Instruments on the Statements of Operations for the period ended October 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund(1)

Equity Contracts	$–	$–	$41,325,316	$–	$41,325,316

Total	$–	$–	$41,325,316	$–	$41,325,316

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund(1)

Equity Contracts	$–	$–	$(40,462,431)	$–	$(40,462,431)

Total	$–	$–	$(40,462,431)	$–	$(40,462,431)

(1)	Formerly named Janus Mid Cap Value Fund.

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Fund’s volume throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

46 | October 31, 2009

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds or cash-managed pooled investment vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing

Janus Value Funds | 47

Notes to Financial Statements (continued)

arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Janus funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Funds’ contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

48 | October 31, 2009

		Base
	Average Daily Net	Fee (%)
Fund	Assets of the Fund	(annual rate)

Perkins Mid Cap Value Fund(1)	N/A	0.64%
Perkins Small Cap Value Fund(2)	N/A	0.72%

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

For Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Mid Cap Value Fund(1)	Russell Midcap® Value Index
Perkins Small Cap Value Fund(2)	Russell 2000® Value Index

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

At the “Special Meeting” of the shareholders of Perkins Small Cap Value Fund held on November 25, 2008, shareholders of the Fund approved an amended investment advisory agreement between Janus Investment Fund, on behalf of the Fund, and Janus Capital, changing the Fund’s investment advisory fee structure from an annual fixed rate of 0.72% of average daily net assets to an annual rate of 0.72% that adjusts up or down based upon the performance of the Fund’s Class J Shares (formerly named Investor Shares) relative to the Fund’s benchmark index, the Russell 2000® Value Index.

Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and will apply until January 2010 for Perkins Small Cap Value Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund and will begin January 2010 for Perkins Small Cap Value Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

For performance measurement periods prior to July 6, 2009, each Fund calculated its Performance Adjustment by comparing the performance of Class J Shares (formerly named Investor Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares (waiving the

Janus Value Funds | 49

Notes to Financial Statements (continued)

upfront sales load) against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

As noted, for the Funds, effective July 6, 2009, the investment performance of the Funds’ load-waived Class A Shares is used to calculate the Performance Adjustment. However, because the Funds’ Performance Adjustment is based upon a rolling 36-month performance measurement period, calculations based on the Funds’ load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Funds’ performance will be compared to a blended investment performance record that includes the Funds’ Class J Shares (formerly named Investor Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Funds’ load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Funds’ Class J Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Funds’ load-waived Class A Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the fiscal year ended October 31, 2009, the following Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Perkins Mid Cap Value Fund(1)	$9,698,590

(1)	Formerly named Janus Mid Cap Value Fund.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Effective January 1, 2009, Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Funds’ performance relative to their benchmark indices over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided. Janus Capital owns approximately 78% of Perkins.

As the Funds’ administrator, Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for both Class J Shares and Class L Shares. For the period November 1, 2008 to July 2, 2009, Janus Services also received a $4.00 per open shareholder account for each of the Funds (excluding Perkins Mid Cap Value Fund – Class L Shares and Perkins Small Cap Value Fund – Class L Shares) for transfer agency services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Certain intermediaries may charge administrative fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of Class A Shares, Class C Shares, and Class I Shares. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

50 | October 31, 2009

Until at least March 1, 2010, Janus Services has agreed to voluntarily waive the transfer agency fee payable so that the total operating expenses (excluding any items that are not normally considered operating expenses) of Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund do not exceed 0.77% and 0.79%, respectively. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. Additionally, distribution and shareholder service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Effective July 6, 2009, Janus Capital has agreed until at least November 1, 2010 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class J Shares, Class L Shares, Class R Shares, and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Fund Expense	Previous
	Limit (%)	Expense
	(July 6, 2009	Limit (%)
Fund	to Present)	(until July 6, 2009)

Perkins Mid Cap Value Fund(1)	0.86%	0.77%
Perkins Small Cap Value Fund(2)	0.96%	0.79%

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of October 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended October 31, 2009.

For the fiscal year ended October 31, 2009, Janus Capital assumed $8,636 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 10. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These

Janus Value Funds | 51

Notes to Financial Statements (continued)

“Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse the adviser for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $357,283 was paid by the Trust during the fiscal year ended October 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended October 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Mid Cap Value Fund(1)	$33,599
Perkins Small Cap Value Fund(2)	7,404

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended October 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Perkins Mid Cap Value Fund(1)	$5,000
Perkins Small Cap Value Fund(2)	15

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Differences	(Depreciation)

Perkins Mid Cap Value Fund(1)	$3,024,258	$–	$(913,264,580)	$253,957	$643,171,981
Perkins Small Cap Value Fund(2)	–	–	(163,115,448)	(46,941)	181,552,385

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

52 | October 31, 2009

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

	October	October	Accumulated
Fund	31, 2016	31, 2017	Capital Losses

Perkins Mid Cap Value Fund(1)(3)	$(149,143,508)	$(764,121,072)	$(913,264,580)
Perkins Small Cap Value Fund(2)(3)	(14,556,221)	(148,559,227)	(163,115,448)

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.
(3)	Capital loss carryovers subject to annual limitations.

The capital loss carryforward in Perkins Small Cap Value Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of the Janus Adviser Small Company Value Fund acquisition during the current year. Due to these limitations, the carryforward amount in the table below will not be available for use. As a result, this amount has been reclassified to paid-in capital.

Capital Loss
Carryover Unavailable
Fund	Due to Merger

Perkins Small Cap Value Fund(1)	$2,413,283

(1)	Formerly named Janus Small Cap Value Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Mid Cap Value Fund(1)	$9,758,122,170	$1,141,883,411	$(498,711,430)
Perkins Small Cap Value Fund(2)	1,505,385,761	200,674,577	(19,122,192)

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Mid Cap Value Fund(1)	$90,178,768	$260,246,796	$–	$–
Perkins Small Cap Value Fund(2)	20,045,766	92,217,488	3,547,509	–

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

For the fiscal year ended October 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Mid Cap Value Fund(1)	$254,697,140	$540,917,733	$–	$–
Perkins Small Cap Value Fund(2)	75,173,297	166,912,026	–	–

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

Janus Value Funds | 53

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended October 31

	Perkins Mid Cap	Perkins Small Cap
	Value Fund(1)	Value Fund(2)

Class A Shares(3)
2009	1.27%	1.02%

Class C Shares(3)
2009	2.00%	2.13%

Class I Shares(3)
2009	0.81%	0.77%

Class J Shares(4)
2009	1.11%(5)	1.11%(5)
2008	1.07%(5)	1.03%(5)
2007	0.86%(5)	1.01%(5)
2006	0.93%(5)	1.01%(5)
2005	0.93%(5)	0.97%(5)

Class L Shares(6)
2009	1.13%(5)	1.10%(5)
2008	1.04%(5)	1.02%(5)
2007	0.81%(5)	0.97%(5)
2006	0.89%(5)	1.00%(5)
2005	0.88%(5)	0.96%(5)

Class R Shares(3)
2009	1.53%	1.54%

Class S Shares(3)
2009	1.28%	1.29%

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Effective July 6, 2009, the Funds changed the name of their Investor Shares to “Class J Shares.”
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(6)	Effective July 6, 2009, the Funds changed the name of their Institutional Shares to “Class L Shares.”

7.	Capital Share Transactions

	Perkins Mid Cap Value Fund(1)		Perkins Small Cap Value Fund(2)
For the fiscal year or period ended October 31(all numbers in thousands)	2009	2008	2009	2008

Transactions in Fund Shares – Class A Shares(3):
Shares sold	8,635	N/A	575	N/A
Shares issued in connection with acquisition (see Note 9)	37,761	N/A	538	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	(4,492)	N/A	(85)	N/A
Net Increase/(Decrease) in Fund Shares	41,904	N/A	1,028	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	41,904	N/A	1,028	N/A
Transactions in Fund Shares – Class C Shares(3):
Shares sold	1,597	N/A	214	N/A
Shares issued in connection with acquisition (see Note 9)	5,297	N/A	111	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	(385)	N/A	(6)	N/A
Net Increase/(Decrease) in Fund Shares	6,509	N/A	319	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	6,509	N/A	319	N/A

54 | October 31, 2009

	Perkins Mid Cap Value Fund(1)		Perkins Small Cap Value Fund(2)
For the fiscal year or period ended October 31(all numbers in thousands)	2009	2008	2009	2008

Transactions in Fund Shares – Class I Shares(3):
Shares sold	18,921	N/A	11,739	N/A
Shares issued in connection with acquisition (see Note 9)	52,515	N/A	497	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	(4,080)	N/A	(105)	N/A
Net Increase/(Decrease) in Fund Shares	67,356	N/A	12,131	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	67,356	N/A	12,131	N/A
Transactions in Fund Shares – Class J Shares(4):
Shares sold	182,232	148,804	18,146	3,686
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	139	N/A
Reinvested dividends and distributions	21,752	29,599	3,565	5,452
Shares repurchased	(122,827)	(89,231)	(15,988)	(10,318)
Net Increase/(Decrease) in Fund Shares	81,157	89,172	5,862	(1,180)
Shares Outstanding, Beginning of Period	310,982	221,810	27,987	29,167
Shares Outstanding, End of Period	392,139	310,982	33,849	27,987
Transactions in Fund Shares – Class L Shares(5):
Shares sold	6,973	5,204	14,737	8,389
Reinvested dividends and distributions	1,280	4,494	4,056	5,149
Shares repurchased	(11,441)	(21,053)	(13,839)	(10,014)
Net Increase/(Decrease) in Fund Shares	(3,188)	(11,355)	4,954	3,524
Shares Outstanding, Beginning of Period	21,815	33,170	30,896	27,372
Shares Outstanding, End of Period	18,627	21,815	35,850	30,896
Transactions in Fund Shares – Class R Shares(3):
Shares sold	1,181	N/A	39	N/A
Shares issued in connection with acquisition (see Note 9)	2,983	N/A	171	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	(344)	N/A	(18)	N/A
Net Increase/(Decrease) in Fund Shares	3,820	N/A	192	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	3,820	N/A	192	N/A
Transactions in Fund Shares – Class S Shares(3):
Shares sold	6,098	N/A	332	N/A
Shares issued in connection with acquisition (see Note 9)	19,652	N/A	1,177	N/A
Reinvested dividends and distributions	–	N/A	–	N/A
Shares repurchased	(2,455)	N/A	(153)	N/A
Net Increase/(Decrease) in Fund Shares	23,295	N/A	1,356	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	23,295	N/A	1,356	N/A

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.
(3)	Transactions in Fund Shares for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares are for the period from July 6, 2009 (inception date) to October 31, 2009.
(4)	Effective July 6, 2009, the Funds changed the name of their Investor Shares to “Class J Shares.”
(5)	Effective July 6, 2009, the Funds changed the name of their Institutional Shares to “Class L Shares.”

Janus Value Funds | 55

Notes to Financial Statements (continued)

8.	Purchases and Sales of Investment Securities

For the fiscal year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Mid Cap Value Fund(1)	$6,129,647,967	$5,298,641,884	$–	$–
Perkins Small Cap Value Fund(2)	923,612,356	806,952,113	–	–

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

9.	Fund Acquisition

On July 6, 2009, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund acquired all of the net assets of Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-fee exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
	Target Fund’s		Acquiring	Acquiring		Unrealized
	Shares	Target Fund’s	Fund’s Shares	Fund’s Net	Combined Net	Appreciation/
	Outstanding	Net Assets Prior	Issued in	Assets Prior to	Assets after	(Depreciation)
Name of Fund	Prior to Merger	to Merger	Merger	Merger	Merger	Prior to Merger

Perkins Mid Cap Value Fund(1)	138,163,103	$1,899,985,868	118,208,457	$6,489,618,981	$8,389,604,849	$(68,465,211)
Perkins Small Cap Value Fund(2)	4,271,025	43,398,734	2,495,253	1,097,606,566	1,141,005,300	5,523,182

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); and (ii) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the originally-filed actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Steinberg case (action

56 | October 31, 2009

(i) above) except certain claims under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, Janus filed a motion for summary judgment to resolve the remainder of the Section 36(b) claim. The Court has not yet ruled on the motion. In the Wiggins case (action (ii) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

11.	Subsequent Events

Effective November 1, 2009, the Funds changed their fiscal year end from October 31 to June 30.

The Board of Trustees of the Funds has approved certain changes to evolve Janus Capital’s mutual fund platform. Class J Shares that are held through a third-party intermediary will be renamed Class T Shares. Class T Shares will be available only through certain financial intermediary platforms. Fund shares that are held directly with Janus will be moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. These changes will be effective on or about February 16, 2010.

In May 2009, in accordance with the FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to October 31, 2009 through December 17, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Value Funds | 57

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Mid Cap Value Fund (formerly named Janus Mid Cap Value Fund) and Perkins Small Cap Value Fund (formerly named Janus Small Cap Value Fund) (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at October 31, 2009 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

December 17, 2009

58 | October 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free); (ii) on the Funds’ website at
janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (or 1-800-525-3713 if you hold Shares directly with Janus Capital) (toll free).

Janus Value Funds | 59

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

60 | October 31, 2009

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Value Funds | 61

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

62 | October 31, 2009

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2009:

Capital Gain Distributions

Fund

Perkins Mid Cap Value Fund(1)	$260,246,796
Perkins Small Cap Value Fund(2)	92,217,488

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

Return of Capital Distributions

Fund

Perkins Small Cap Value Fund(1)	$3,547,509

(1)	Formerly named Janus Small Cap Value Fund.

Dividends Received Deduction Percentage

Fund

Perkins Mid Cap Value Fund(1)	100%
Perkins Small Cap Value Fund(2)	100%

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

Qualified Dividend Income

Fund

Perkins Mid Cap Value Fund(1)	100%
Perkins Small Cap Value Fund(2)	100%

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

Janus Value Funds | 63

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	None

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	52	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	52*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

64 | October 31, 2009

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	52	None

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Value Funds | 65

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Length of	Principal Occupations
Name, Address, and Age	with the Trust	Time Served*	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC); and Working Director of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC). Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC). Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66 | October 31, 2009

Notes

Janus Value Funds | 67

Notes

68 | October 31, 2009

Notes

Janus Value Funds | 69

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1109-173	11-30-10 111-02-107 12-09

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years ending October 31. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

	Services that the Fund's Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
October 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$890,255	$0	$130,240	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2008	$503,825	$0	$275,440	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years ending October 31. The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
October 31	Service Providers	Service Providers	Providers
2009	$158,971	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2008	$299,768	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, proxy statement, non- recurring audit, merger review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years ending October 31 for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
October 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0
2008	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended,or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery

Robin C. Beery, President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date:	December 30, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery

Robin C. Beery, President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date:	December 30, 2009

By:	/s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date:	December 30, 2009